UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-4676

Harbor Funds

(Exact name of Registrant as specified in charter)

111 South Wacker Drive, 34th Floor

Chicago, Illinois 60606-4302

(Address of principal executive offices) (Zip code)

David G. Van Hooser	Christopher P. Harvey, Esq.
HARBOR FUNDS	DECHERT LLP
111 South Wacker Drive, 34th Floor Chicago, Illinois 60606-4302	One International Place – 40th Floor 100 Oliver Street
Boston, MA 02110-2605

(Name and address of agent for service)

Registrant’s telephone number, including area code: (312) 443-4400

Date of fiscal year end: October 31

Date of reporting period: April 30, 2015

ITEM 1 – REPORTS TO STOCKHOLDERS

The following are copies of reports transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30e-1):

Semi-Annual Report

April 30, 2015

Domestic Equity Funds

	Institutional Class	Administrative Class	Investor Class

Growth

Harbor Capital Appreciation Fund	HACAX	HRCAX	HCAIX

Harbor Mid Cap Growth Fund	HAMGX	HRMGX	HIMGX

Harbor Small Cap Growth Fund	HASGX	HRSGX	HISGX

Harbor Small Cap Growth Opportunities Fund	HASOX	HRSOX	HISOX

Value

Harbor Large Cap Value Fund	HAVLX	HRLVX	HILVX

Harbor Mid Cap Value Fund	HAMVX	HRMVX	HIMVX

Harbor Small Cap Value Fund	HASCX	HSVRX	HISVX

This document must be preceded or accompanied by a Prospectus.

Harbor Domestic Equity Funds

SEMI-ANNUAL REPORT OVERVIEW (Unaudited)

The first half of the fiscal year ended April 30, 2015. The performance figures for each of the Harbor Funds shown below assume the reinvestment of dividends and capital gains, but do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of shares of the Funds. From time to time, certain fees and/or expenses have been voluntarily or contractually waived or reimbursed, which has resulted in higher returns. Without these waivers or reimbursements, the returns would have been lower. Voluntary waivers or reimbursements may be discontinued at any time without notice. For information on the different share classes, please refer to the current prospectus. The returns of the unmanaged indices assume the reinvestment of dividends but do not reflect fees and expenses. The indices are not available for direct investment.

Performance data shown represents past performance, which is no guarantee of future results. Current performance may be higher or lower than the past performance data shown. Investment returns and the value of an investment will fluctuate, and an investor’s shares, when sold, may be worth more or less than their original cost. You can obtain performance data current to the most recent month-end (available within seven business days after the most recent month-end) by calling 800-422-1050 or by visiting harborfunds.com.

	Unannualized Total Return 6 Months Ended April 30, 2015
	Institutional Class	Administrative Class	Investor Class
GROWTH FUNDS
Harbor Capital Appreciation Fund	7.47%	7.32%	7.27%
Harbor Mid Cap Growth Fund	7.06	6.97	6.90
Harbor Small Cap Growth Fund	10.39	10.23	10.10
Harbor Small Cap Growth Opportunities Fund	2.19	2.10	1.91
VALUE FUNDS
Harbor Large Cap Value Fund	6.99%	6.85%	6.75%
Harbor Mid Cap Value Fund	4.87	4.71	4.68
Harbor Small Cap Value Fund	3.94	3.81	3.75

COMMONLY USED MARKET INDICES	Unannualized Total Return 6 Months Ended April 30, 2015
Standard & Poor’s 500 (S&P 500); large cap, domestic equity	4.40%
Russell 1000® Growth; large cap, domestic equity	6.54
Russell Midcap® Growth; mid cap, domestic equity	7.77
Russell 2000® Growth; small cap, domestic equity	7.25
Russell 1000® Value; large cap, domestic equity	2.89
Russell Midcap® Value; mid cap, domestic equity	3.83
Russell 2000® Value; small cap, domestic equity	2.05

1

Harbor Domestic Equity Funds

SEMI-ANNUAL REPORT OVERVIEW—Continued

	EXPENSE RATIOS[1]					Morningstar Average[2] (Unaudited)
	2011*	2012*	2013*	2014*	2015[b]
HARBOR DOMESTIC EQUITY FUNDS
Harbor Capital Appreciation Fund
Institutional Class	0.66%	0.66%	0.65%	0.65%	0.64%	0.90%
Administrative Class	0.91	0.91	0.90	0.90	0.89	1.21
Investor Class	1.03	1.03	1.02	1.02	1.01	1.27
Harbor Mid Cap Growth Fund
Institutional Class	0.85%	0.85%	0.84%	0.83%	0.84%	1.04%
Administrative Class	1.10	1.10	1.09	1.08	1.09	1.35
Investor Class	1.22	1.22	1.21	1.20	1.21	1.36
Harbor Small Cap Growth Fund
Institutional Class	0.84%	0.84%	0.83%	0.83%	0.83%	1.13%
Administrative Class	1.09	1.09	1.08	1.08	1.08	1.44
Investor Class	1.21	1.21	1.20	1.20	1.20	1.47
Harbor Small Cap Growth Opportunities Fund
Institutional Class	N/A	N/A	N/A	0.90%[a]	0.90%	1.13%
Administrative Class	N/A	N/A	N/A	1.15 [a]	1.15	1.44
Investor Class	N/A	N/A	N/A	1.27 [a]	1.27	1.47
Harbor Large Cap Value Fund
Institutional Class	0.68%	0.68%	0.68%	0.68%	0.68%	0.87%
Administrative Class	0.93	0.93	0.93	0.93	0.93	1.16
Investor Class	1.05	1.05	1.05	1.05	1.05	1.20
Harbor Mid Cap Value Fund
Institutional Class	0.95%	0.95%	0.93%	0.89%	0.85%	0.96%
Administrative Class	1.20	1.20	1.18	1.14	1.11	1.28
Investor Class	1.32	1.32	1.30	1.26	1.23	1.31
Harbor Small Cap Value Fund
Institutional Class	0.84%	0.85%	0.84%	0.84%	0.84%	1.08%
Administrative Class	1.09	1.10	1.09	1.09	1.09	1.47
Investor Class	1.21	1.22	1.21	1.21	1.21	1.53

*	Audited.
1	Harbor Funds’ expense ratios are for operating expenses for the fiscal years ended October 31 (unless otherwise noted) and are shown net of all expense offsets, waivers and reimbursements (see Financial Highlights).
2	The Morningstar Average includes all actively managed no-load funds in the April 30, 2015 Morningstar Universe with the same investment style as the comparable Harbor fund’s portfolio and with the following additional characteristics for each Harbor Funds share class: Institutional Class contains funds with 12b-1 fees less than or equal to 0.25%; Administrative Class contains funds with 12b-1 fees and which are restricted primarily for use by retirement plans; and Investor Class contains funds with 12b-1 fees and a minimum investment less than $50,000.
a	Annualized figures for the period February 1, 2014 (inception) through October 31, 2014.
b	Unaudited annualized figures for the six-month period ended April 30, 2015.

2

Letter from the Chairman

David G. Van Hooser Chairman

Dear Fellow Shareholder:

U.S. stock indices had positive returns for the first half of fiscal 2015, supported by accommodative monetary policies of the Federal Reserve and central banks of other countries. The Wilshire 5000 Total Market Index, a measure of the broad domestic equity market, had a return of 4.64% for the six months ended April 30, 2015. Growth stocks outperformed value stocks across all capitalization ranges.

The positive market performance was achieved despite several investor concerns, including the strength of the U.S. dollar that tends to reduce reported foreign earnings of U.S. headquartered multinational companies and makes U.S. exports more expensive to foreign buyers. Sluggish global economic activity and continuing geopolitical tensions added to investor concerns. The sharp decline in crude oil prices in 2014 was expected to favorably affect consumer spending although severe winter weather in many parts of the country dampened consumer spending.

Harbor Domestic Equity Funds

Harbor’s domestic equity funds generally performed well in the fiscal first half with most funds outperforming their benchmarks.

Harbor Capital Appreciation Fund returned 7.47%, beating its Russell 1000® Growth Index benchmark by 93 basis points, or 0.93 percentage point, while Harbor Mid Cap Growth Fund returned 7.06%, lagging its Russell Midcap® Growth Index benchmark by 71 basis points. (All Harbor returns cited are for each fund’s Institutional Class shares.) Harbor Small Cap Growth Fund recorded a return of 10.39%, beating its Russell 2000® Growth Index benchmark by 314 basis points, while Harbor Small Cap Growth Opportunities Fund returned 2.19%, trailing its Russell 2000® Growth Index benchmark by 506 basis points.

Each of our value-style domestic equity funds outperformed its benchmark index, led by Harbor Large Cap Value Fund, which posted a return of 6.99%, beating its benchmark, the Russell 1000® Value Index, by 410 basis points. Harbor Mid Cap Value Fund returned 4.87%, outpacing its Russell Midcap® Value Index benchmark by 104 basis points, while Harbor Small Cap Value Fund returned 3.94%, outperforming its Russell 2000® Value Index benchmark by 189 basis points.

As always, we recommend that shareholders maintain a long-term perspective in evaluating all of their investments, including Harbor Funds. Comments by the portfolio managers of each domestic equity fund can be found in the pages preceding each Fund’s portfolio of investments.

	RETURNS FOR PERIODS ENDED APRIL 30, 2015
	Unannualized		Annualized
Domestic Equities	6 Months	1 Year	5 Years	10 Years	30 Years
Wilshire 5000 Total Market (entire U.S. stock market)	4.64%	12.52%	14.26%	8.88%	11.00%
S&P 500 (large cap stocks)	4.40	12.98	14.33	8.32	11.09
Russell Midcap® (mid cap stocks)	5.87	13.30	15.09	10.27	12.55
Russell 2000® (small cap stocks)	4.65	9.71	12.73	9.18	9.90
Russell 3000® Growth	6.59	16.50	15.45	9.69	10.41
Russell 3000® Value	2.82	8.96	13.15	7.54	11.24

International & Global
MSCI EAFE (ND) (foreign stocks)	6.81%	1.66%	7.40%	5.62%	9.04%
MSCI World (ND) (global stocks)	5.09	7.41	10.51	6.87	9.44
MSCI Emerging Markets (ND) (emerging markets)	3.92	7.80	3.02	9.58	N/A

Strategic Markets
Bloomberg Commodity Index Total ReturnSM	-11.87%	-24.69%	-5.02%	-2.44%	N/A

Fixed Income
BofA Merrill Lynch U.S. High-Yield (high-yield bonds)	1.51%	2.57%	8.18%	8.28%	N/A
Barclays U.S. Aggregate Bond (domestic bonds)	2.06	4.46	4.12	4.75	7.33%
BofA Merrill Lynch 3-Month U.S. Treasury Bill (proxy for money market returns)	0.01	0.02	0.09	1.47	3.90
Barclays U.S. TIPS (inflation-linked bonds)	1.28	2.48	3.96	4.43	N/A

3

International Equity, Strategic Markets, and Fixed Income

International stock markets moved higher in the first half of fiscal 2015 as investors responded favorably to new monetary easing initiatives by central banks in Europe, Japan and other countries. The U.S. dollar strengthened against most international currencies, boosting the competitiveness of foreign exporters. Shares of companies based in developed overseas markets returned 6.81%, as measured by the MSCI EAFE (ND) Index, while emerging markets equities returned 3.92%, as measured by the MSCI Emerging Markets (ND) Index. The MSCI World (ND) Index, a measure of global equities including the U.S., returned 5.09%. (All international and global returns are in U.S. dollars.)

Commodity markets finished broadly lower for the first half of fiscal 2015, driven in part by the decline in crude oil prices and the stronger U.S. dollar. The Bloomberg Commodity Index Total ReturnSM, an unmanaged index of futures contracts on a diversified group of physical commodities, returned -11.87%.

Fixed income markets generated modest gains in the first half of fiscal 2015. The Federal Reserve indicated its willingness to begin gradually raising short-term rates if warranted by certain signs of continued economic growth in the U.S. By contrast, against a backdrop of economic weakness and subdued inflation, a number of central banks outside the U.S., including Europe and Japan, introduced new monetary stimulus measures.

The broad U.S. investment-grade bond market returned 2.06% for the fiscal first half, as measured by the Barclays U.S. Aggregate Bond Index. Below investment-grade bonds returned 1.51%, as measured by the BofA Merrill Lynch U.S. High Yield Index. Inflation-linked bonds, as measured by the Barclays U.S. TIPS Index, returned 1.28%. Money market investments again produced barely positive returns as the Federal Reserve continued to hold its federal funds target rate at the 0.0% to 0.25% range.

Disciplined Approach

Although stocks and bonds may provide solid long-term returns, as indicated in the table on the preceding page, financial markets can be very volatile in the short run. Given the uncertainty of markets, a disciplined approach and a diversified portfolio can be useful tools in helping investors to manage risk. At Harbor Funds, we offer a range of actively-managed equity, strategic markets and fixed income funds to assist investors in establishing an investment plan to help achieve their long-term goals.

Thank you for your investment in Harbor Funds.

June 24, 2015

David G. Van Hooser

Chairman

4

Harbor Capital Appreciation Fund

MANAGERS’ COMMENTARY (Unaudited)

SUBADVISER

Jennison Associates LLC

466 Lexington Avenue New York, NY 10017

PORTFOLIO MANAGERS

Spiros Segalas

Since 1990

Kathleen A. McCarragher

Since 2013

Jennison has subadvised the Fund since 1990.

INVESTMENT OBJECTIVE

The Fund seeks long-term growth of capital.

PRINCIPAL STYLE CHARACTERISTICS

Mid to large cap growth stocks

Spiros Segalas

Kathleen A. McCarragher

Management’s Discussion of

Fund Performance

MARKET REVIEW

Weak energy prices and a strong U.S. dollar were key influences on the global economic landscape in the six months ended April 30, 2015. The U.S. remained the strongest of the major global economies. Europe struggled to avert Greece’s looming default even as the country’s new government called for less economic austerity. Tensions between Russia and Ukraine remained elevated with little hint of improvement. China’s growth continued to slow despite talk of stimulus and easing in lending markets. Brazil flirted with recession. Japan showed little economic improvement, although its stock market made steady progress as investors hoped a weaker yen would boost exports. These challenges, combined with uncertainty about the timing and pace of anticipated monetary tightening in the U.S., contributed to continued volatility in global financial markets.

PERFORMANCE

Harbor Capital Appreciation Fund advanced 7.47% (Institutional Class), 7.32% (Administrative Class), and 7.27% (Investor Class) in the six months ended April 30, 2015, outperforming the Russell 1000® Growth Index benchmark, which rose 6.54%. From a longer-term perspective, the Fund outperformed the benchmark for the 10 years ended April 30, 2015, and since its inception in 1987.

With the exception of Energy and Utilities, every sector in the benchmark advanced, but only Consumer Discretionary, Information Technology, and Health Care outpaced the index as a whole. With substantial weights in these three sectors, the Fund posted strong returns and outperformed the benchmark.

In Consumer Discretionary, major contributors to Fund returns included Amazon.com, Netflix, and Starbucks. Amazon continued to invest in its business to drive unit growth, not only in its core retail operations but also in digital commerce via the mobile market. We like Amazon’s potential for long-term revenue growth and margin expansion, as well as its business opportunities in cloud-computing infrastructure. Internet television network Netflix added millions of net new subscribers. We believe several factors have strengthened the long-term competitive positioning of the company, including a shift toward exclusive deals and original content, increasing pricing power, international expansion, and the company’s scale advantage. The strength of the Starbucks brand and the company’s innovation in mobile and loyalty programs helped drive customer traffic and robust sales.

In the Information Technology sector, Apple’s strength reflected expanding global acceptance of its platform. We expect that new products and updates will sustain the company’s attractive revenue growth. Red Hat, the market-leading vendor of Linux, an open-source computer operating system, benefited from several secular trends, including a shift from the UNIX operating system to Linux, increased use of open-source programs and services, and cloud computing. Tencent Holdings performed well thanks to its leading position in China’s online gaming and instant-messaging markets as well as its growing e-commerce, advertising, and payment-service efforts. In contrast, another Chinese Internet company, Alibaba, was hurt by worries related to changes in keyword search, the

5

Harbor Capital Appreciation Fund

MANAGERS’ COMMENTARY—Continued

TOP TEN HOLDINGS (% of net assets)
Apple Inc.	6.2%
Facebook Inc.	3.4%
MasterCard Inc.	3.4%
Amazon.com Inc.	3.3%
Visa Inc.	2.6%
Biogen Inc.	2.4%
NIKE Inc.	2.4%
Bristol-Myers Squibb Co.	2.2%
Walt Disney Co.	2.2%
Actavis plc	2.1%

transition to more mobile-device-based transactions, and an at-times-unsettled relationship with its main corporate regulator in China. We believe Alibaba, with its dominant market share, offers an attractive opportunity to invest in the long-term growth of the Chinese e-commerce market, which in our view is meaningfully under-penetrated.

In the Health Care sector, Actavis completed its acquisition of Allergan, which makes dermatology and eye-care products. After several acquisitions, Actavis is now a major pharmaceutical company with a global scope and a product line including both branded and generic drugs. We believe the Allergan acquisition should enhance the rate and duration of Actavis’s growth. Novo Nordisk, the world’s leading maker of insulin, rose as a new insulin product, already available in Europe and other markets, moved closer to approval in the U.S.

Declines in Gilead Sciences and Alexion Pharmaceuticals during the fiscal first half followed strong outperformance by both stocks in the preceding months. Gilead’s weakness reflected indications that hepatitis C drug pricing, as a result of contracts with pharmacy benefits managers, is declining. Gilead’s Sovaldi and Harvoni drugs have set a new standard for hepatitis C treatment, curing the vast majority of patients in about 12 weeks with few side effects. Gilead’s oncology pipeline also looks promising, in our view. We believe the decline in Alexion was probably related to delays in the launch of a new product for a rare genetic metabolic disorder and concerns about competition for its lead product, Soliris. Soliris treats two rare, genetic and potentially life-threatening blood disorders. Alexion is pursuing label-expansion opportunities for Soliris for treatment of other autoimmune and inflammatory diseases.

The Fund’s Energy positions advanced in a difficult environment and outperformed the benchmark sector. Shares of energy exploration and production company Concho Resources performed well. The company has assets in the West Texas Permian Basin, one of the most prolific oil-producing areas in the U.S. Oil equipment and services provider Schlumberger, on the other hand, was pressured as falling energy prices caused its customers to curtail future spending.

OUTLOOK AND STRATEGY

Corporate profit estimates have been reduced to reflect the effects of lower oil prices and the strong dollar. The toll of energy prices on energy companies should have only a minor impact on the Fund’s overall reported earnings, as exposure to the Energy sector is limited.

We believe that the strength of the U.S. dollar is apt to have a broader and meaningful impact on profits of the companies in the portfolio. With a sizable percentage of company earnings coming from international markets, we have lowered our earnings estimates to reflect unfavorable currency translation. Our view is that the translation impact, while detrimental to reported profits, does little to diminish a company’s competitive position or future growth outlook.

As fundamental investors, we examine company and industry prospects over the intermediate and long term, working to understand and anticipate how industries and businesses will change over time. Our goal is to identify companies with sustainable above-average growth. We have constructed a portfolio of companies with what we believe are differentiated products and market opportunities. We have confidence in their ability to deliver earnings growth that outpaces that of the broad market.

This report contains the current opinions of Jennison Associates LLC at the time of its publication and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.

Equity securities, such as common stocks, are affected by company specific events and by movements in the overall stock markets in which those securities principally trade. An adverse company specific event, or downturn in those stock markets, can depress the value of a particular company’s equity securities. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.

6

Harbor Capital Appreciation Fund

FUND SUMMARY—April 30, 2015 (Unaudited)

INSTITUTIONAL CLASS

Fund #	2012

Cusip	411511504

Ticker	HACAX

Inception Date	12/29/1987

Net Expense Ratio	0.64%[a,b]

Total Net Assets (000s)	$24,050,556

ADMINISTRATIVE CLASS

Fund #	2212

Cusip	411511827

Ticker	HRCAX

Inception Date	11/01/2002

Net Expense Ratio	0.89%[a,b]

Total Net Assets (000s)	$655,759

INVESTOR CLASS

Fund #	2412

Cusip	411511819

Ticker	HCAIX

Inception Date	11/01/2002

Net Expense Ratio	1.01%[a,b]

Total Net Assets (000s)	$1,963,242

a	Annualized.

b	Reflective of a contractual fee waiver effective through February 29, 2016.

c	Unannualized.

PORTFOLIO STATISTICS

	Portfolio		Benchmark

Weighted Average Market Cap (MM)	$126,525		$132,262

Price/Earning Ratio (P/E)	33.2x		23.9x

Price/Book Ratio (P/B)	8.2x		6.6x

Beta vs. Russell 1000® Growth Index	1.11		1.00

Portfolio Turnover (6-Month Period Ended 04/30/2015)	21%	[c]	N/A

SECTOR ALLOCATION (% of investments)

(Excludes cash and short-term investments)

7

Harbor Capital Appreciation Fund

FUND PERFORMANCE SUMMARY (Unaudited)

Institutional Class

CHANGE IN A $50,000 INVESTMENT

For the period 05/01/2005 through 04/30/2015

The graph compares a $50,000 investment in the Fund with the performance of the Russell 1000® Growth Index and the S&P 500 Index. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

Total Returns For the periods ended 04/30/2015
Harbor Capital Appreciation Fund
Institutional Class	7.47%	20.46%	15.23%	10.15%	12/29/1987	$131,438
Comparative Indices
Russell 1000® Growth	6.54%	16.67%	15.49%	9.62%	—	$125,301
S&P 500	4.40%	12.98%	14.33%	8.32%	—	$111,195

Administrative and Investor Classes

CHANGE IN A $10,000 INVESTMENT

For the period 05/01/2005 through 04/30/2015

The graph compares a $10,000 investment in the Fund with the performance of the Russell 1000® Growth Index and the S&P 500 Index. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

Total Returns For the periods ended 04/30/2015
Harbor Capital Appreciation Fund
Administrative Class	7.32%	20.14%	14.95%	9.87%	11/01/2002	$25,639
Investor Class	7.27%	20.00%	14.80%	9.73%	11/01/2002	$25,316
Comparative Indices
Russell 1000® Growth	6.54%	16.67%	15.49%	9.62%	—	$25,060
S&P 500	4.40%	12.98%	14.33%	8.32%	—	$22,239

As stated in the Fund’s current prospectus, the expense ratios were 0.66% (Net) and 0.68% (Gross) (Institutional Class); 0.91% (Net) and 0.93% (Gross) (Administrative Class); and 1.03% (Net) and 1.05% (Gross) (Investor Class). The net expense ratios reflect a contractual management fee waiver effective through 02/29/2016. The expense ratios in the prospectus may differ from the actual expense ratios for the period disclosed within this report. The expense ratios shown in the prospectus are based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus.

Performance data shown represents past performance, which is no guarantee of future results. Current performance may be higher or lower than the past performance data shown. Investment returns and the value of an investment will fluctuate, and an investor’s shares, when sold, may be worth more or less than their original cost. You can obtain performance data current to the most recent month-end (available within seven business days after the most recent month-end) by calling 800-422-1050 or visiting harborfunds.com.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. From time to time, certain fees and/or expenses have been waived or reimbursed, which has resulted in higher returns. Without these waivers and reimbursements, the returns would have been lower.

a	Annualized.

b	Unannualized.

8

Harbor Capital Appreciation Fund

PORTFOLIO OF INVESTMENTS—April 30, 2015 (Unaudited)

Equity Holdings (% of net assets)

(Excludes net cash and short-term investments of 0.6%)

COMMON STOCKS—99.4%

Shares		Value (000s)
AEROSPACE & DEFENSE—1.8%
3,290,651	Boeing Co.	$471,682

AUTOMOBILES—1.4%
1,635,392	Tesla Motors Inc.*	369,680

BEVERAGES—0.4%
688,569	Monster Beverage Corp.*	94,410

BIOTECHNOLOGY—8.3%
1,802,160	Alexion Pharmaceuticals Inc.*	304,979
1,696,755	Biogen Inc.*	634,468
3,994,613	Celgene Corp.*	431,658
3,310,688	Gilead Sciences Inc.*	332,757
880,049	Incyte Corp.*	85,506
367,169	Regeneron Pharmaceuticals Inc.*	167,965
2,141,365	Vertex Pharmaceuticals Inc.*	263,987

		2,221,320

CAPITAL MARKETS—1.1%
7,571,365	Morgan Stanley	282,488

CHEMICALS—2.2%
3,308,789	Monsanto Co.	377,069
773,488	Sherwin-Williams Co.	215,030

		592,099

DIVERSIFIED FINANCIAL SERVICES—1.0%
2,619,117	McGraw Hill Financial Inc.	273,174

ENERGY EQUIPMENT & SERVICES—1.1%
3,111,472	Schlumberger Ltd.	294,376

FOOD & STAPLES RETAILING—2.6%
2,953,817	Costco Wholesale Corp.	422,543
3,856,186	Kroger Co.	265,730

		688,273

HEALTH CARE EQUIPMENT & SUPPLIES—1.6%
9,393,669	Abbott Laboratories	436,054

HOTELS, RESTAURANTS & LEISURE—4.2%
418,261	Chipotle Mexican Grill Inc.*	259,882
5,354,215	Marriott International Inc.	428,605
8,976,940	Starbucks Corp.	445,077

		1,133,564

INTERNET & CATALOG RETAIL—8.8%
2,087,313	Amazon.com Inc.*	880,387
5,406,176	JD.com Inc. ADR (CHN)*,1	181,431
991,438	Netflix Inc.*	551,735
404,232	Priceline Group Inc.*	500,363
1,660,550	TripAdvisor Inc.*	133,658
3,573,608	Vipshop Holdings Ltd. ADR (CHN)*,1	101,097

		2,348,671

INTERNET SOFTWARE & SERVICES—12.0%
3,177,355	Alibaba Group Holding Ltd. ADR (CHN)*,1	258,287
11,603,414	Facebook Inc.*	914,001
709,529	Google Inc. Class A*	389,368
813,365	Google Inc. Class C	437,053
545,296	LendingClub Corp.*	9,516
2,080,644	LinkedIn Corp.*	524,593
21,978,832	Tencent Holdings Ltd. (CHN)	453,618
5,407,286	Twitter Inc.*	210,668

		3,197,104

IT SERVICES—7.3%
2,165,607	FleetCor Technologies Inc.*	348,424
10,008,350	MasterCard Inc.	902,853
10,443,553	Visa Inc.	689,797

		1,941,074

LIFE SCIENCES TOOLS & SERVICES—1.5%
2,234,771	Illumina Inc.*	411,757

MEDIA—3.3%
3,183,140	Time Warner Inc.	268,689
5,532,481	Walt Disney Co.	601,491

		870,180

MULTILINE RETAIL—0.8%
2,872,728	Dollar General Corp.	208,876

OIL, GAS & CONSUMABLE FUELS—2.3%
2,737,076	Concho Resources Inc.*	346,678
2,785,603	EOG Resources Inc.	275,636

		622,314

9

Harbor Capital Appreciation Fund

PORTFOLIO OF INVESTMENTS—Continued

COMMON STOCKS—Continued

Shares		Value (000s)
PHARMACEUTICALS—7.9%
2,016,078	Actavis plc*	$570,268
9,094,929	Bristol-Myers Squibb Co.	579,620
8,655,555	Novo Nordisk AS ADR (DEN)[1]	487,048
1,974,310	Shire plc ADR (IE)[1]	480,764

		2,117,700

REAL ESTATE INVESTMENT TRUSTS (REITs)—1.2%
3,255,332	American Tower Corp.	307,727

ROAD & RAIL—2.4%
1,618,915	Canadian Pacific Railway Ltd. (CAN)	308,533
3,064,123	Union Pacific Corp.	325,502

		634,035

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT— 2.0%
6,986,221	ARM Holdings plc ADR (UK)[1]	356,227
1,837,586	NXP Semiconductors NV (NET)*	176,629

		532,856

SOFTWARE—8.7%
6,036,493	Adobe Systems Inc.*	459,135
3,791,043	FireEye Inc.*	156,570
5,185,815	Red Hat Inc.*	390,284
7,504,102	Salesforce.com Inc.*	546,449
4,215,008	Splunk Inc.*	279,645
2,068,058	VMware Inc.*	182,196
3,343,941	Workday Inc.*	305,001

		2,319,280

SPECIALTY RETAIL—4.5%
14,063,845	Inditex SA (SP)	451,295
1,558,329	O’Reilly Automotive Inc.*	339,451
1,641,728	Tiffany & Co.	143,618
4,215,815	TJX Cos. Inc.	272,089

		1,206,453

TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS—6.2%
13,203,835	Apple Inc.	1,652,460

TEXTILES, APPAREL & LUXURY GOODS—4.8%
4,281,580	Luxottica Group SpA (IT)	281,972
6,573,927	NIKE Inc.	649,767
4,528,615	Under Armour Inc.*	351,194

		1,282,933

TOTAL COMMON STOCKS (Cost $16,338,124)		26,510,540

SHORT-TERM INVESTMENTS—0.7%
(Cost $194,030)
Principal Amount (000s)
REPURCHASE AGREEMENTS
$194,030	Repurchase Agreement with State Street Corp. dated April 30, 2015 due May 01, 2015 at 0.000% collateralized by U.S. Treasury Notes (market value $197,913)	194,030

TOTAL INVESTMENTS—100.1% (Cost $16,532,154)		26,704,570

CASH AND OTHER ASSETS, LESS LIABILITIES—(0.1)%		(35,013)

TOTAL NET ASSETS—100.0%		$26,669,557

FAIR VALUE MEASUREMENTS

The following table summarizes the Fund’s investments as of April 30, 2015 based on the inputs used to value them.

Asset Category	Quoted Prices Level 1 (000s)	Other Significant Observable Inputs Level 2 (000s)	Significant Unobservable Inputs Level 3 (000s)	Total (000s)
Common Stocks
Aerospace & Defense	$471,682	$—	$—	$471,682
Automobiles	369,680	—	—	369,680
Beverages	94,410	—	—	94,410
Biotechnology	2,221,320	—	—	2,221,320
Capital Markets	282,488	—	—	282,488
Chemicals	592,099	—	—	592,099
Diversified Financial Services	273,174	—	—	273,174
Energy Equipment & Services	294,376	—	—	294,376
Food & Staples Retailing	688,273	—	—	688,273
Health Care Equipment & Supplies	436,054	—	—	436,054
Hotels, Restaurants & Leisure	1,133,564	—	—	1,133,564
Internet & Catalog Retail	2,348,671	—	—	2,348,671
Internet Software & Services	2,743,486	453,618	—	3,197,104
IT Services	1,941,074	—	—	1,941,074
Life Sciences Tools & Services	411,757	—	—	411,757
Media	870,180	—	—	870,180
Multiline Retail	208,876	—	—	208,876
Oil, Gas & Consumable Fuels	622,314	—	—	622,314
Pharmaceuticals	2,117,700	—	—	2,117,700

10

Harbor Capital Appreciation Fund

PORTFOLIO OF INVESTMENTS—Continued

FAIR VALUE MEASUREMENTS—Continued

Asset Category	Quoted Prices Level 1 (000s)	Other Significant Observable Inputs Level 2 (000s)	Significant Unobservable Inputs Level 3 (000s)	Total (000s)
Real Estate Investment Trusts (REITs)	$307,727	$—	$—	$307,727
Road & Rail	634,035	—	—	634,035
Semiconductors & Semiconductor
Equipment	532,856	—	—	532,856
Software	2,319,280	—	—	2,319,280
Specialty Retail	755,158	451,295	—	1,206,453
Technology Hardware, Storage &
Peripherals	1,652,460	—	—	1,652,460
Textiles, Apparel & Luxury Goods	1,000,961	281,972	—	1,282,933
Short-Term Investments
Repurchase Agreements	—	194,030	—	194,030

Total Investments in Securities	$25,323,655	$1,380,915	$—	$26,704,570

There were no Level 3 holdings at October 31, 2014 or April 30, 2015, and no transfers between levels during the period.

For more information on valuation inputs and their aggregation into the levels used in the table above, please refer to the Fair Value Measurements and Disclosures in Note 2 of the accompanying Notes to Financial Statements.

*	Non-income producing security.

1	ADR after the name of a foreign holding stands for American Depositary Receipts representing ownership of foreign securities. ADRs are issued by U.S. banking institutions.

CAN	Canada.

CHN	China.

DEN	Denmark.

IE	Ireland.

IT	Italy.

NET	Netherlands.

SP	Spain.

UK	United Kingdom.

The accompanying notes are an integral part of the Financial Statements.

11

Harbor Mid Cap Growth Fund

MANAGERS’ COMMENTARY (Unaudited)

SUBADVISER

Wellington

Management

Company, LLP

280 Congress Street

Boston, MA 02210

PORTFOLIO MANAGERS

Michael T. Carmen, CFA

Since 2005

Stephen Mortimer

Since 2010

Mario E. Abularach, CFA

Since 2006

Wellington

Management

has subadvised

the Fund since 2005.

INVESTMENT OBJECTIVE

The Fund seeks long-term growth of capital.

PRINCIPAL STYLE

CHARACTERISTICS

Mid cap companies

with significant capital

appreciation potential

Michael T. Carmen

Management’s Discussion of

Fund Performance

MARKET REVIEW

The rally in stocks continued into the end of calendar 2014 as global equities rose for the 10th consecutive quarter. The U.S. Federal Reserve helped to support riskier assets after it stated it could be “patient” with regards to starting its policy normalization process. During the fourth quarter of 2014, U.S. equities outperformed non-U.S. equities and emerging market stocks underperformed their developed market counterparts. Global equities continued to surge during the first quarter of 2015, rising for the 11th consecutive quarter. Upon reaching the bull market’s sixth anniversary, the MSCI All Country World Index ended March up 189.5% from its closing low on March 9, 2009. Europe was a bright spot during the first quarter due to further accommodative monetary policy and encouraging economic data, including positive trends in manufacturing, exports, and economic sentiment. Investors responded positively after the European Central Bank announced a €1.14 trillion ($1.3 trillion) open-ended quantitative easing program to combat record-low inflation and stimulate growth in Europe. There were a few worrisome items, including disappointing manufacturing data from China and Japan and fears about Greece’s future in the European Union. U.S. stocks lagged the broader market as some market participants voiced concerns about potential headwinds such as valuations, near-term Federal Reserve tightening, and the strong U.S. dollar’s impact on exports.

In this environment, the Russell Midcap® Growth Index recorded a positive return of 7.77%. Within the index, 8 of 10 sectors posted positive returns. Health Care, Information Technology, and Consumer Staples were the strongest-performing sectors, while Utilities, Energy, and Industrials lagged the broader index.

PERFORMANCE

For the six months ended April 30, 2015, Harbor Mid Cap Growth Fund returned 7.06% (Institutional Class), 6.97% (Administrative Class), and 6.90% (Investor Class), underperforming the 7.77% return of the Russell Midcap® Growth benchmark. Sector allocation, a residual of our bottom-up stock selection process, was the primary detractor from relative performance. An underweighted allocation to the poor-performing Energy sector and an overweight to the strong-performing Health Care sector contributed to relative performance, but were more than offset by a cash position that had a positive return but lagged well behind the overall return of the index. Security selection had a neutral impact on Fund performance. Stock selection was strongest in Consumer Discretionary, Financials, Information Technology, and Energy. Offsetting these positive results was weak selection in Industrials, Health Care, and Materials.

Consumer Discretionary holding Zulily, an online shopping website, was the top detractor from relative results during the fiscal first half. The company had email delivery issues that negatively impacted orders and revenues. The position was eliminated from the Fund prior to the end of the period. Insulet, in the Health Care sector, a manufacturer and developer of a new insulin infusion system for diabetes patients, was also among the top relative detractors, as disappointing recent new-patient growth trends weighed on the stock. The Fund continued to hold the security as we have high expectations and confidence that the company will deliver strong results in coming quarters.

The top contributor to relative performance was Health Care holding DexCom, a developer and manufacturer of continuous glucose monitoring systems for diabetes

12

Harbor Mid Cap Growth Fund

MANAGERS’ COMMENTARY—Continued

TOP TEN HOLDINGS (% of net assets)
Netflix Inc.	2.4%
DexCom Inc.	2.2%
Workday Inc.	2.0%
CoStar Group Inc.	1.9%
NXP Semiconductors NV	1.9%
Akamai Technologies Inc.	1.8%
Diamond Resorts International Inc.	1.8%
IMAX Corp.	1.8%
Actavis plc	1.7%
Mylan NV	1.7%

management. The company’s pediatric launch proceeded better than expected, and its recently approved “DexCom SHARE” system will utilize Bluetooth technology to allow for glucose monitoring on smartphones. Netflix, a Consumer Discretionary holding, was also among the top contributors. We believe that announcements about plans to address subscriber growth, the most important indicator for the stock, support an outlook for better growth over the coming years. Even after recent strong performance, we believe Netflix has room for continued growth, and we maintain a modestly overweighted position in the stock relative to the index. As of April 30, Netflix and DexCom were the Fund’s two largest holdings.

OUTLOOK AND STRATEGY

Our investment philosophy is based on four key underlying premises. First, we believe that changes in earnings expectations drive security prices. Second, we believe that tangible operating momentum precedes earnings momentum. Third, we believe that quality management will provide us with an opportunity to identify companies that will achieve operating excellence. Finally, we believe that our valuation discipline helps control portfolio risk.

We employ this philosophy, together with a bottom-up fundamental analysis and opportunistic investment approach, in managing the Fund. We consider a broad universe of available stocks within the mid cap market, typically focusing on companies with expected earnings growth of 15% or higher. To narrow the universe of available companies, we rely on intensive bottom-up fundamental proprietary research.

The Fund is largely constructed without regard to benchmark weightings by sector; however, we typically do not expect to exceed the benchmark weight by more than two times in any given sector. Bottom-up investment decisions resulted in increased exposure to Health Care and Information Technology, the Fund’s largest overweight sectors as of April 30. The Fund decreased its exposure to Consumer Discretionary stocks, moving from an overweighted allocation to an underweight during the period. As of April 30, the Fund was most underweight relative to the index in Consumer Staples, Energy, and Financials.

The rally in global equity markets, and particularly in growth stocks, continued in the first half of fiscal 2015. We believe equity markets will continue rewarding quality growth-oriented companies that are attractively valued, which in our view would provide a tailwind for the portfolio. We are confident that the Fund is well-positioned for future growth, with major holdings in undervalued stocks trading at attractive multiples. We believe that many of these holdings have ample room for future acceleration of earnings and that this growth will ultimately be recognized and rewarded in the market.

This report contains the current opinions of Wellington Management Company, LLP at the time of its publication and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.

Stocks of mid cap companies pose special risks, including possible illiquidity and greater price volatility than stocks of larger, more established companies. Equity securities, such as common stocks, are affected by company specific events and by movements in the overall stock markets in which those securities principally trade. An adverse company specific event, or downturn in those stock markets, can depress the value of a particular company’s equity securities. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.

13

Harbor Mid Cap Growth Fund

FUND SUMMARY—April 30, 2015 (Unaudited)

INSTITUTIONAL CLASS

Fund #	2019

Cusip	411511876

Ticker	HAMGX

Inception Date	11/01/2000

Net Expense Ratio	0.84%[a]

Total Net Assets (000s)	$312,289

ADMINISTRATIVE CLASS

Fund #	2219

Cusip	411511793

Ticker	HRMGX

Inception Date	11/01/2002

Net Expense Ratio	1.09%[a]

Total Net Assets (000s)	$387,870

INVESTOR CLASS

Fund #	2419

Cusip	411511785

Ticker	HIMGX

Inception Date	11/01/2002

Net Expense Ratio	1.21%[a]

Total Net Assets (000s)	$34,903

a	Annualized.

b	Unannualized.

PORTFOLIO STATISTICS

	Portfolio		Benchmark

Weighted Average Market Cap (MM)	$12,736		$14,635

Price/Earning Ratio (P/E)	46.8x		27.8x

Price/Book Ratio (P/B)	5.9x		6.4x

Beta vs. Russell Midcap® Growth Index	1.06		1.00

Portfolio Turnover (6-Month Period Ended 04/30/2015)	42%	[b]	N/A

SECTOR ALLOCATION (% of investments)

(Excludes cash and short-term investments)

14

Harbor Mid Cap Growth Fund

FUND PERFORMANCE SUMMARY (Unaudited)

Institutional Class

CHANGE IN A $50,000 INVESTMENT

For the period 05/01/2005 through 04/30/2015

The graph compares a $50,000 investment in the Fund with the performance of the Russell Midcap® Growth Index. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

Total Returns For the periods ended 04/30/2015
Harbor Mid Cap Growth Fund
Institutional Class	7.06%	15.77%	13.78%	11.02%	11/01/2000	$142,277
Comparative Index
Russell Midcap® Growth	7.77%	16.46%	15.59%	10.55%	—	$136,366

Administrative and Investor Classes

CHANGE IN A $10,000 INVESTMENT

For the period 05/01/2005 through 04/30/2015

The graph compares a $10,000 investment in the Fund with the performance of the Russell Midcap® Growth Index. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

Total Returns For the periods ended 04/30/2015
Harbor Mid Cap Growth Fund
Administrative Class	6.97%	15.57%	13.52%	10.76%	11/01/2002	$27,796
Investor Class	6.90%	15.33%	13.37%	10.62%	11/01/2002	$27,436
Comparative Index
Russell Midcap® Growth	7.77%	16.46%	15.59%	10.55%	—	$27,273

As stated in the Fund’s current prospectus, the expense ratios were 0.85% (Institutional Class); 1.10% (Administrative Class); and 1.22% (Investor Class). The expense ratios in the prospectus may differ from the actual expense ratios for the period disclosed within this report. The expense ratios shown in the prospectus are based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus.

Performance data shown represents past performance, which is no guarantee of future results. Current performance may be higher or lower than the past performance data shown. Investment returns and the value of an investment will fluctuate, and an investor’s shares, when sold, may be worth more or less than their original cost. You can obtain performance data current to the most recent month-end (available within seven business days after the most recent month-end) by calling 800-422-1050 or visiting harborfunds.com.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. From time to time, certain fees and/or expenses have been waived or reimbursed, which has resulted in higher returns. Without these waivers and reimbursements, the returns would have been lower.

a	Annualized.

b	Unannualized.

15

Harbor Mid Cap Growth Fund

PORTFOLIO OF INVESTMENTS—April 30, 2015 (Unaudited)

Equity Holdings (% of net assets)

(Excludes net cash and short-term investments of 4.1%)

COMMON STOCKS—95.8%

Shares		Value (000s)
AEROSPACE & DEFENSE—3.0%
350,525	DigitalGlobe Inc.*	$11,277
236,816	Textron Inc.	10,415

		21,692

AIRLINES—1.0%
111,421	Spirit Airlines Inc.*	7,629

AUTOMOBILES—1.6%
50,716	Tesla Motors Inc.*	11,464

BEVERAGES—1.4%
73,413	Monster Beverage Corp.*	10,066

BIOTECHNOLOGY—2.8%
33,867	Alnylam Pharmaceuticals Inc.*	3,450
6,500	Blueprint Medicines Corp.*	123
49,011	Incyte Corp.*	4,762
59,909	Isis Pharmaceuticals Inc.*	3,398
19,826	Regeneron Pharmaceuticals Inc.*	9,069

		20,802

BUILDING PRODUCTS—2.3%
222,454	Fortune Brands Home & Security Inc.	9,921
185,300	Owens Corning Inc.	7,164

		17,085

CAPITAL MARKETS—2.5%
149,085	Julius Baer Group Ltd. (SWS)*	7,803
139,286	Northern Trust Corp.	10,189

		17,992

CHEMICALS—1.9%
378,916	Platform Specialty Products Corp.*	10,208
144,483	Platform Specialty Products Corp. PIPE*,1	3,892

		14,100

COMMUNICATIONS EQUIPMENT—1.9%
124,900	Arista Networks Inc.*	7,995
324,200	Nomad Holdings Ltd. (VG)*	5,835	[x]

		13,830

CONSTRUCTION & ENGINEERING—1.7%
388,626	AECOM Technology Corp.*	12,265

CONSTRUCTION MATERIALS—1.1%
56,927	Martin Marietta Materials Inc.	8,121

ELECTRICAL EQUIPMENT—3.4%
57,038	Acuity Brands Inc.	9,523
113,836	AMETEK Inc.	5,967
222,942	Generac Holdings Inc.*	9,294

		24,784

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS—3.9%
272,142	CDW Corp.	10,428
160,835	Cognex Corp.*	7,220
160,462	TE Connectivity Ltd. (SWS)	10,679

		28,327

FOOD & STAPLES RETAILING—1.4%
221,374	Whole Foods Market Inc.	10,573

HEALTH CARE EQUIPMENT & SUPPLIES—9.6%
82,995	Becton Dickinson and Co.	11,691
557,160	Boston Scientific Corp.*	9,929
236,898	DexCom Inc.*	16,007
109,464	HeartWare International Inc.*	8,287
225,400	Hologic Inc.*	7,605
316,704	Insulet Corp.*	9,454
14,954	Intuitive Surgical Inc.*	7,417

		70,390

16

Harbor Mid Cap Growth Fund

PORTFOLIO OF INVESTMENTS—Continued

COMMON STOCKS—Continued

Shares		Value (000s)
HEALTH CARE PROVIDERS & SERVICES—1.0%
202,266	Envision Healthcare Holdings Inc.*	$7,678

HEALTH CARE TECHNOLOGY—2.4%
104,862	Cerner Corp.*	7,530
388,493	Veeva Systems Inc.*	10,315

		17,845

HOTELS, RESTAURANTS & LEISURE—7.1%
19,697	Chipotle Mexican Grill Inc.*	12,238
412,276	Diamond Resorts International Inc.*	13,197
263,748	Hilton Worldwide Holdings Inc.*	7,638
58,213	Panera Bread Co.*	10,623
98,031	Wyndham Worldwide Corp.	8,372

		52,068

HOUSEHOLD DURABLES—3.2%
169,190	GoPro Inc.*	8,473
54,812	Harman International Industries Inc.	7,146
43,991	Whirlpool Corp.	7,725

		23,344

INSURANCE—1.2%
335,150	Assured Guaranty Ltd. (BM)	8,710

INTERNET & CATALOG RETAIL—2.4%
32,050	Netflix Inc.*	17,836

INTERNET SOFTWARE & SERVICES—7.9%
178,186	Akamai Technologies Inc.*	13,147
23,000	Apigee Corp.*	333
69,875	CoStar Group Inc.*	14,284
34,313	Equinix Inc.	8,782
11,300	Godaddy Inc.*	283
18,100	New Relic Inc.*	588
161,421	Shutterstock Inc.*	10,894
101,385	Zillow Group Inc.*	9,899

		58,210

MACHINERY—0.4%
29,800	Middleby Corp.*	3,020

MEDIA—1.8%
347,018	IMAX Corp. (CAN)*	12,965

OIL, GAS & CONSUMABLE FUELS—2.0%
61,482	Diamondback Energy Inc.*	5,077
69,024	Energen Corp.	4,912
29,255	Pioneer Natural Resources Co.	5,055

		15,044

PHARMACEUTICALS—5.2%
43,607	Actavis plc*	12,335
88,800	Eisai Co. Ltd. (JP)	5,919
170,759	Mylan NV (NET)*	12,339
72,300	Ono Pharmaceutical Co. Ltd. (JP)	7,836

		38,429

PROFESSIONAL SERVICES—1.1%
63,109	IHS Inc.*	7,918

REAL ESTATE INVESTMENT TRUSTS (REITs)—1.2%
485,110	Paramount Group Inc.	8,887

REAL ESTATE MANAGEMENT & DEVELOPMENT—1.4%
276,185	CBRE Group Inc.*	10,589

ROAD & RAIL—3.3%
74,708	Genesee & Wyoming Inc.*	6,944
73,472	Kansas City Southern	7,530
154,286	Landstar System Inc.	9,614

		24,088

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT—4.0%
75,272	First Solar Inc.*	4,492
141,260	NXP Semiconductors NV (NET)*	13,578
351,800	Sumco Corp. (JP)	5,308
242,751	SunEdison Inc.*	6,146

		29,524

SOFTWARE—5.6%
205,774	Mobileye NV (NET)*	9,231
29,505	ServiceNow Inc.*	2,209
173,067	Solera Holdings Inc.	8,397
57,071	Tyler Technologies Inc.*	6,960
158,633	Workday Inc.*	14,469

		41,266

SPECIALTY RETAIL—1.5%
76,029	Advance Auto Parts Inc.	10,872

TEXTILES, APPAREL & LUXURY GOODS—2.5%
260,615	Kate Spade & Co.*	8,522
2,700,330	Samsonite International SA (HK)	9,849

		18,371

TRADING COMPANIES & DISTRIBUTORS—1.1%
245,416	HD Supply Holdings Inc.*	8,099

TOTAL COMMON STOCKS (Cost $597,064)		703,883

RIGHTS/WARRANTS—0.1%
(Cost $3)
No. of Contracts
COMMUNICATIONS EQUIPMENT—0.1%
324,200	Nomad Holdings Ltd. (VG)* $10.50—04/10/2017	811	[y]

SHORT-TERM INVESTMENTS—4.3%
(Cost $31,635)
Principal Amount (000s)
REPURCHASE AGREEMENTS
$31,635	Repurchase Agreement with Bank of America Corp. dated April 30, 2015 due May 01, 2015 at 0.090% collateralized by U.S. Treasury Notes (market value $32,523)	31,635

TOTAL INVESTMENTS—100.2% (Cost $628,702)		736,329

CASH AND OTHER ASSETS, LESS LIABILITIES—(0.2)%		(1,267)

TOTAL NET ASSETS—100.0%		$735,062

17

Harbor Mid Cap Growth Fund

PORTFOLIO OF INVESTMENTS—Continued

FAIR VALUE MEASUREMENTS

The following table summarizes the Fund’s investments as of April 30, 2015 based on the inputs used to value them.

Asset Category	Quoted Prices Level 1 (000s)	Other Significant Observable Inputs Level 2 (000s)	Significant Unobservable Inputs Level 3 (000s)	Total (000s)
Common Stocks
Aerospace & Defense	$21,692	$—	$—	$21,692
Airlines	7,629	—	—	7,629
Automobiles	11,464	—	—	11,464
Beverages	10,066	—	—	10,066
Biotechnology	20,679	123	—	20,802
Building Products	17,085	—	—	17,085
Capital Markets	10,189	7,803	—	17,992
Chemicals	10,208	3,892	—	14,100
Communications Equipment	7,995	—	5,835	13,830
Construction & Engineering	12,265	—	—	12,265
Construction Materials	8,121	—	—	8,121
Electrical Equipment	24,784	—	—	24,784
Electronic Equipment, Instruments & Components	28,327	—	—	28,327
Food & Staples Retailing	10,573	—	—	10,573
Health Care Equipment & Supplies	70,390	—	—	70,390
Health Care Providers & Services	7,678	—	—	7,678
Health Care Technology	17,845	—	—	17,845
Hotels, Restaurants & Leisure	52,068	—	—	52,068
Household Durables	23,344	—	—	23,344
Insurance	8,710	—	—	8,710
Internet & Catalog Retail	17,836	—	—	17,836
Internet Software & Services	58,210	—	—	58,210
Machinery	3,020	—	—	3,020
Media	12,965	—	—	12,965
Oil, Gas & Consumable Fuels	15,044	—	—	15,044
Pharmaceuticals	24,674	13,755	—	38,429
Professional Services	7,918	—	—	7,918
Real Estate Investment Trusts (REITs)	8,887	—	—	8,887
Real Estate Management & Development	10,589	—	—	10,589
Road & Rail	24,088	—	—	24,088
Semiconductors & Semiconductor Equipment	24,216	5,308	—	29,524
Software	41,266	—	—	41,266
Specialty Retail	10,872	—	—	10,872
Textiles, Apparel & Luxury Goods	8,522	9,849	—	18,371
Trading Companies & Distributors	8,099	—	—	8,099
Rights/Warrants
Communications Equipment	—	—	811	811
Short-Term Investments
Repurchase Agreements	—	31,635	—	31,635

Total Investments in Securities	$657,318	$72,365	$6,646	$736,329

The following is a rollforward of the Fund’s Level 3 investments during the period ended April 30, 2015.

Valuation Description	Balance Beginning at 11/01/2014 (000s)	Purchases (000s)	Sales (000s)	Accrued Discount/ (Premium) (000s)	Total Realized Gain/(Loss)[w] (000s)	Change in Unrealized Appreciation/ (Depreciation)[w] (000s)	Transfers In Level 3 (000s)	Transfers Out of Level 3 (000s)	Ending Balance as of 04/30/2015[w] (000s)
Common Stocks
Communications Equipment	$—	$—	$—	$—	$—	$—	$5,835	$—	$5,835
Rights/Warrants
Communications Equipment	—	—	—	—	—	—	811	—	811

	$—	$—	$—	$—	$—	$—	$6,646	$—	$6,646

There were no transfers between Levels 1 and 2 during the period.

18

Harbor Mid Cap Growth Fund

PORTFOLIO OF INVESTMENTS—Continued

FAIR VALUE MEASUREMENTS—Continued

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy.

Valuation Descriptions	Ending Balance as of 04/30/2015 (000s)	Valuation Technique	Unobservable Inputs	Input Value(s)
Investments in Securities
Common Stocks
Nomad Holdings Ltd. (VG)*	$5,835	Market Approach	Last Traded Price	$18.00

Rights/Warrants
Nomad Holdings Ltd. (VG)*	$811	Market Approach	Last Traded Price of Underlying Security	$2.50

For more information on valuation inputs and their aggregation into the levels used in the table above, please refer to the Fair Value Measurements and Disclosures in Note 2 of the accompanying Notes to Financial Statements.

*	Non-income producing security.

1	PIPE after the name of a security stands for Private Investment in Public Equity and there are some restrictions on reselling this security within a certain period.

w	The amounts in this category are included in the “Realized and Change in Unrealized Gain/(Loss) on Investment Transactions” section of the Statement of Operations. The net unrealized appreciation/(depreciation) per investment type is below:

Valuation Description	Unrealized Gain/(Loss) as of 04/30/2015 (000s)
Common Stocks	$2,597
Rights/Warrants	808

$3,405

x	Fair Valued in accordance with Harbor Funds Valuation Procedures using last traded price, which is a Level 3 input.

y	Fair Valued in accordance with Harbor Funds Valuation Procedures using last traded price of underlying security, which is a Level 3 input.

BM	Bermuda.

CAN	Canada.

HK	Hong Kong.

JP	Japan.

NET	Netherlands.

SWS	Switzerland.

VG	Virgin Islands.

The accompanying notes are an integral part of the Financial Statements.

19

Harbor Small Cap Growth Fund

MANAGERS’ COMMENTARY (Unaudited)

SUBADVISER

Westfield Capital Management Company, L.P.

One Financial Center 23rd Floor

Boston, MA 02111

PORTFOLIO MANAGERS

William Muggia

Lead Portfolio Manager Since 2000

Ethan Meyers, CFA

Since 2000

John Montgomery

Since 2011

Bruce Jacobs, CFA

Since 2011

Hamlen Thompson

Since 2011

Westfield has subadvised the Fund since its inception in 2000.

INVESTMENT OBJECTIVE

The Fund seeks long-term growth of capital.

PRINCIPAL STYLE CHARACTERISTICS

Small cap growth stocks demonstrating consistent or accelerating earnings growth

William Muggia

Ethan Meyers

John Montgomery

Bruce Jacobs

Hamlen Thompson

Management’s Discussion of Fund Performance

MARKET REVIEW

Domestic equities rose in the six months ended April 30, 2015. However, the pace of their advance was not uniform, reflecting a variety of investor worries. The U.S. dollar strength weakened the earnings outlooks of most multinational firms. The dramatic collapse of crude oil prices pushed Energy stocks into negative territory. After steady acceleration in 2014, the U.S. economy stalled in the first quarter of 2015, surprising investors and economists to the downside and placing a question mark on the timing of the Federal Reserve’s first rate increase. At the same time, the economies of Europe, Japan, and even China began to show signs of improvement, as massive stimulus by central banks around the world began to have an impact on global economies and risk assets. These factors led to a significant disparity in returns across all financial assets. Prices of long-term U.S. government bonds reached fresh highs, domestically-focused small capitalization stocks outpaced large capitalization multinationals, and Health Care stocks surged across the market capitalization spectrum, leaving economically-sensitive Energy, Materials, and Industrials far behind. Within the Russell universe of indices, growth-style benchmarks considerably outperformed their value counterparts. The performance dichotomy highlighted investors’ sharpened focus on segments that they believe are able to deliver earnings growth against an uncertain economic backdrop.

PERFORMANCE

Harbor Small Cap Growth Fund returned 10.39% (Institutional Class), 10.23% (Administrative Class), and 10.10% (Investor Class) for the six months ended April 30, 2015, outperforming the 7.25% return of the Russell 2000® Growth Index. Health Care was the biggest driver of outperformance, but the portfolio’s holdings in the Industrials, Materials, and Energy sectors also contributed materially to excess returns.

The Health Care sector contributed 170 basis points, or 1.70 percentage points, to relative performance. Stock selection within biotechnology was the primary differentiator, with 11 stocks generating incremental gains relative to the index. The biotechnology industry, where the Fund has been overweight relative to the index, continued to exhibit signs of a secular bull market, powered by a robust mergers and acquisitions environment and a stream of new-product cycles. Cubist Pharmaceuticals surged in December 2014 on news of a buyout of this acute-care biopharmaceutical company by Merck at a 37% premium to where the shares had traded before the announcement. Shares of Prothena advanced as well. In March of this year, Prothena presented favorable data for its antibody that targets Parkinson’s disease. ICON, the world’s fourth-largest contract research organization (CRO), also contributed meaningfully to relative returns. We are enthusiastic about growth prospects for the CRO segment given the share of research and development budgets allocated by biotechnology firms to outsourced services and the broadening spectrum of these services.

Industrials contributed 92 basis points to relative returns. The strength of the U.S. dollar was a key factor impacting the performance of industrial firms, and the portfolio’s focus

20

Harbor Small Cap Growth Fund

MANAGERS’ COMMENTARY—Continued

TOP TEN HOLDINGS (% of net assets)
AMAG Pharmaceuticals Inc.	3.2%
ICON plc	2.5%
Fortinet Inc.	2.4%
Team Health Holdings Inc.	2.3%
Watsco Inc.	2.1%
PTC Therapeutics Inc.	2.0%
Restoration Hardware Holdings Inc.	1.9%
STERIS Corp.	1.9%
Alexander & Baldwin Inc.	1.8%
Genesee & Wyoming Inc.	1.8%

on U.S.-centric areas of growth benefited performance results. The Fund’s investment in JetBlue Airways, a largely domestic airline operator that has been insulated from both foreign exchange headwinds and global economic woes, was the portfolio’s top absolute and relative performer within the Industrials sector. Hexcel, a manufacturer of lightweight composites for use in aerospace and industrial applications, also augmented performance results. Carbon-fiber composites continued to take share from metal, as end users such as Boeing and Airbus seek increased fuel efficiency and savings.

Materials outperformed, generating 47 basis points of incremental gains. The Fund’s largest exposure to the segment continued to be through chemicals—both specialty and commodity—partially because we view chemical manufacturers as net beneficiaries of lower pricing for oil-based raw materials. Chemtura, which makes petroleum additives and bromine-based products, posted a double-digit gain, as did the Fund’s investment in Trinseo, a manufacturer of emulsion polymers and plastics. We believe that Chemtura should see a boost to profit margins resulting from more-favorable input costs for its fuel-additives business, and it is also beginning to benefit from a more disciplined approach to pricing within the bromine industry. Trinseo’s competitively advantaged rubber chemical business has been growing at a 3%-5% annual rate, demonstrating solid operating margins. We expect this strong performance to continue, buoyed by strong demand for polybutadiene rubber, which is used to make premium tires, a market segment that has been growing faster than the overall industry.

Investments in the Energy sector, which has had a longstanding overweight in the portfolio relative to the index, boosted incremental gains by 40 basis points. Energy companies were the broad market’s worst performers during the fiscal first half, as economic weakness in Europe and Asia, as well as the U.S. shale-oil glut, impacted supply and demand dynamics and put pressure on oil prices. However, the Fund’s largest exposure to Energy was through oil and gas refining companies, which surprised to the upside, as they benefited from falling crude oil prices. West Coast refiner Tesoro was the Fund’s best absolute and relative performer within the sector, and is the Fund’s largest Energy holding. While we continue to like the stock’s fundamental characteristics and long-term appreciation potential, we trimmed the Fund’s investment several times to manage position size. In addition, we think that slowing domestic feedstock supply will likely be a headwind for refining companies in the near term. We have become incrementally more positive on firms within the Energy sector that benefit from rising commodity prices. The oil rig count is down over 40% in calendar 2015 on a year-to-date basis, and we project U.S. production to slow significantly during the second half of the calendar year. It is our opinion that a more balanced oil market will require higher oil prices to meet global demand.

OUTLOOK AND STRATEGY

According to the advance estimate released by the U.S. Bureau of Economic Analysis in the last week of April, real GDP increased at an annual rate of 0.2% in the first quarter of 2015, a significant decline compared to the 2.2% growth in the fourth quarter of 2014. However, we believe that some of this weakness is likely to be transient. Important cyclical indicators, such as reports tracking manufacturing, new orders, and jobless claims, have been either steady or improving. We also think that we are likely to see a further pick-up in global growth, higher crude oil prices, and a weaker U.S. dollar in the second half of the calendar year. We believe that cyclically-oriented companies positioned to benefit from global growth have better earnings prospects against this macroeconomic backdrop. As ever, we endeavor to select companies that offer attractive growth supported by strong fundamentals, while trading at reasonable valuations.

This report contains the current opinions of Westfield Capital Management Company, L.P. at the time of its publication and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.

Stocks of small cap companies pose special risks, including possible illiquidity and greater price volatility than stocks of larger, more established companies. Equity securities, such as common stocks, are affected by company specific events and by movements in the overall stock markets in which those securities principally trade. An adverse company specific event, or downturn in those stock markets, can depress the value of a particular company’s equity securities. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.

21

Harbor Small Cap Growth Fund

FUND SUMMARY—April 30, 2015 (Unaudited)

INSTITUTIONAL CLASS

Fund #	2010

Cusip	411511868

Ticker	HASGX

Inception Date	11/01/2000

Net Expense Ratio	0.83%[a]

Total Net Assets (000s)	$620,720

ADMINISTRATIVE CLASS

Fund #	2210

Cusip	411511769

Ticker	HRSGX

Inception Date	11/01/2002

Net Expense Ratio	1.08%[a]

Total Net Assets (000s)	$753

INVESTOR CLASS

Fund #	2410

Cusip	411511777

Ticker	HISGX

Inception Date	11/01/2002

Net Expense Ratio	1.20%[a]

Total Net Assets (000s)	$15,730

a	Annualized.

b	Unannualized.

PORTFOLIO STATISTICS

	Portfolio		Benchmark

Weighted Average Market Cap (MM)	$2,940		$2,230

Price/Earning Ratio (P/E)	33.3x		32.1x

Price/Book Ratio (P/B)	4.5x		5.1x

Beta vs. Russell 2000® Growth Index	0.90		1.00

Portfolio Turnover (6-Month Period Ended 04/30/2015)	36%	[b]	N/A

SECTOR ALLOCATION (% of investments)

(Excludes cash and short-term investments)

22

Harbor Small Cap Growth Fund

FUND PERFORMANCE SUMMARY (Unaudited)

Institutional Class

CHANGE IN A $50,000 INVESTMENT

For the period 05/01/2005 through 04/30/2015

The graph compares a $50,000 investment in the Fund with the performance of the Russell 2000® Growth Index. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

Total Returns For the periods ended 04/30/2015
Harbor Small Cap Growth Fund
Institutional Class	10.39%	17.30%	14.80%	10.93%	11/01/2000	$141,106
Comparative Index
Russell 2000® Growth	7.25%	14.65%	14.94%	10.41%	—	$134,629

Administrative and Investor Classes

CHANGE IN A $10,000 INVESTMENT

For the period 05/01/2005 through 04/30/2015

The graph compares a $10,000 investment in the Fund with the performance of the Russell 2000® Growth Index. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

Total Returns For the periods ended 04/30/2015
Harbor Small Cap Growth Fund
Administrative Class	10.23%	16.99%	14.56%	10.68%	11/01/2002	$27,578
Investor Class	10.10%	16.80%	14.37%	10.51%	11/01/2002	$27,164
Comparative Index
Russell 2000® Growth	7.25%	14.65%	14.94%	10.41%	—	$26,926

As stated in the Fund’s current prospectus, the expense ratios were 0.84% (Institutional Class); 1.09% (Administrative Class); and 1.21% (Investor Class). The expense ratios in the prospectus may differ from the actual expense ratios for the period disclosed within this report. The expense ratios shown in the prospectus are based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus.

Performance data shown represents past performance, which is no guarantee of future results. Current performance may be higher or lower than the past performance data shown. Investment returns and the value of an investment will fluctuate, and an investor’s shares, when sold, may be worth more or less than their original cost. You can obtain performance data current to the most recent month-end (available within seven business days after the most recent month-end) by calling 800-422-1050 or visiting harborfunds.com.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. From time to time, certain fees and/or expenses have been waived or reimbursed, which has resulted in higher returns. Without these waivers and reimbursements, the returns would have been lower.

a	Annualized.

b	Unannualized.

23

Harbor Small Cap Growth Fund

PORTFOLIO OF INVESTMENTS—April 30, 2015 (Unaudited)

Equity Holdings (% of net assets)

(Excludes net cash and short-term investments of 3.9%)

COMMON STOCKS—96.1%

Shares		Value (000s)
AEROSPACE & DEFENSE—3.0%
190,690	Hexcel Corp.	$9,563
325,105	TASER International Inc.*	9,815

		19,378

AIR FREIGHT & LOGISTICS—1.2%
160,066	XPO Logistics Inc.*	7,763

AIRLINES—1.1%
343,200	JetBlue Airways Corp.*	7,046

BANKS—1.2%
186,710	East West Bancorp Inc.	7,579

BIOTECHNOLOGY—12.7%
101,110	Aegerion Pharmaceuticals Inc.*	2,352
403,125	AMAG Pharmaceuticals Inc.*	20,547
781,640	ARIAD Pharmaceuticals Inc.*	6,777
373,822	ChemoCentryx Inc.*	2,501
426,182	Dynavax Technologies Corp.*	8,573
604,277	Merrimack Pharmaceuticals Inc.*	6,707
270,425	Neurocrine Biosciences Inc.*	9,219
282,748	Prothena Corp. plc (IE)*	9,164
214,750	PTC Therapeutics Inc.*	12,616
14,415	Puma Biotechnology Inc.*	2,603

		81,059

CAPITAL MARKETS—2.1%
673,270	BGC Partners Inc.	6,756
128,050	Stifel Financial Corp.*	6,766

		13,522

CHEMICALS—2.7%
324,700	Chemtura Corp.*	9,783
161,653	PolyOne Corp.	6,312
36,301	Trinseo SA (LUX)*	827

		16,922

COMMERCIAL SERVICES & SUPPLIES—1.4%
493,912	Steelcase Inc.	8,678

COMMUNICATIONS EQUIPMENT—1.7%
381,170	Finisar Corp.*	7,749
250,554	Ruckus Wireless Inc.*	2,927

		10,676

DIVERSIFIED CONSUMER SERVICES—2.3%
172,390	Bright Horizons Family Solutions Inc.*	8,668
134,020	Sotheby’s	5,724

		14,392

DIVERSIFIED TELECOMMUNICATION SERVICES—0.1%
22,945	Cogent Communications Holdings Inc.	803

ELECTRICAL EQUIPMENT—1.4%
142,371	Power Solutions International Inc.*	9,083

ENERGY EQUIPMENT & SERVICES—1.0%
247,550	Superior Energy Services Inc.	6,313

FOOD PRODUCTS—0.6%
424,120	Boulder Brands Inc.*	4,046

HEALTH CARE EQUIPMENT & SUPPLIES—5.1%
293,883	Masimo Corp.*	9,922
186,316	STERIS Corp.	12,390
227,270	Tandem Diabetes Care Inc.*	3,034
290,506	Wright Medical Group Inc.*	7,370

		32,716

24

Harbor Small Cap Growth Fund

PORTFOLIO OF INVESTMENTS—Continued

COMMON STOCKS—Continued

Shares		Value (000s)
HEALTH CARE PROVIDERS & SERVICES—2.9%
104,195	ExamWorks Group Inc.*	$4,267
241,588	Team Health Holdings Inc.*	14,391

		18,658

HOTELS, RESTAURANTS & LEISURE—4.4%
380,780	Bloomin’ Brands Inc.	8,628
104,394	Dave & Buster’s Entertainment Inc.*	3,291
171,600	Del Frisco’s Restaurant Group Inc.*	3,461
99,020	Papa John’s International Inc.	6,077
67,105	Vail Resorts Inc.	6,657

		28,114

HOUSEHOLD DURABLES—1.5%
1,161,820	Standard Pacific Corp.*	9,411

INSURANCE—1.1%
416,370	CNO Financial Group Inc.	7,078

INTERNET SOFTWARE & SERVICES—4.1%
50,112	CoStar Group Inc.*	10,244
103,597	Demandware Inc.*	6,382
169,013	Gogo Inc.*	3,573
219,120	HomeAway Inc.*	6,124

		26,323

IT SERVICES—1.2%
65,023	WEX Inc.*	7,329

LEISURE PRODUCTS—2.1%
211,764	Brunswick Corp.	10,597
139,780	Malibu Boats Inc.*	2,959

		13,556

LIFE SCIENCES TOOLS & SERVICES—2.6%
45,670	Bruker Corp.*	866
247,159	ICON plc (IE)*	15,902

		16,768

MARINE—1.0%
162,450	Matson Inc.	6,579

MEDIA—1.1%
175,482	Starz*	6,902

METALS & MINING—0.5%
105,980	TimkenSteel Corp.	3,094

OIL, GAS & CONSUMABLE FUELS—3.2%
430,004	Navigator Holdings Ltd. (UK)*	9,211
127,950	Tesoro Corp.	10,982

		20,193

PHARMACEUTICALS—2.2%
567,889	Cardiome Pharma Corp. (CAN)*	4,730
131,730	Pacira Pharmaceuticals Inc.*	9,021

		13,751

PROFESSIONAL SERVICES—4.1%
128,248	Corporate Executive Board Co.	10,751
156,229	Huron Consulting Group Inc.*	9,470
116,720	WageWorks Inc.*	5,883

		26,104

REAL ESTATE INVESTMENT TRUSTS (REITs)—0.8%
77,744	National Health Investors Inc.	5,187

REAL ESTATE MANAGEMENT & DEVELOPMENT—1.8%
282,555	Alexander & Baldwin Inc.	11,438

ROAD & RAIL—2.0%
123,875	Genesee & Wyoming Inc.*	11,514
54,089	Werner Enterprises Inc.	1,454

		12,968

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT—6.2%
388,134	Advanced Energy Industries Inc.*	9,494
132,032	Cavium Inc.*	8,554
145,350	Cirrus Logic Inc.*	4,910
165,930	Monolithic Power Systems Inc.	8,600
86,397	Qorvo Inc.*	5,694
74,780	Silicon Motion Technology Corp. ADR (CYM)[1]	2,192

		39,444

SOFTWARE—7.1%
166,026	Cadence Design Systems Inc.*	3,096
136,010	Commvault Systems Inc.*	6,223
412,990	Fortinet Inc.*	15,586
216,340	Qlik Technologies Inc.*	7,527
39,269	Ultimate Software Group Inc.*	6,527
260,679	Zendesk Inc.*	6,011

		44,970

SPECIALTY RETAIL—4.5%
78,890	Five Below Inc.*	2,660
89,480	Lithia Motors Inc.	8,924
174,975	Rent-A-Center Inc.	5,179
140,180	Restoration Hardware Holdings Inc.*	12,080

		28,843

TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS—1.2%
182,340	Electronics For Imaging Inc.*	7,609

TRADING COMPANIES & DISTRIBUTORS—2.9%
196,059	Rush Enterprises Inc.*	5,125
110,550	Watsco Inc.	13,298

		18,423

TOTAL COMMON STOCKS (Cost $465,567)		612,718

SHORT-TERM INVESTMENTS—2.5%
(Cost $15,862)
Principal Amount (000s)
REPURCHASE AGREEMENTS
$15,862	Repurchase Agreement with State Street Corp. dated April 30, 2015 due May 01, 2015 at 0.000% collateralized by U.S. Treasury Bonds (market value $16,180)	15,862

TOTAL INVESTMENTS—98.6% (Cost $481,429)		628,580

CASH AND OTHER ASSETS, LESS LIABILITIES—1.4%		8,623

TOTAL NET ASSETS—100.0%		$637,203

25

Harbor Small Cap Growth Fund

PORTFOLIO OF INVESTMENTS—Continued

FAIR VALUE MEASUREMENTS

Repurchase Agreements valued at $15,862 are classified as Level 2. All other holdings at April 30, 2015 (as disclosed in the preceding Portfolio of Investments) are classified as Level 1. There were no Level 3 holdings at October 31, 2014 or April 30, 2015 and no transfers between levels during the period.

For more information on valuation inputs and their aggregation into the levels identified above, please refer to the Fair Value Measurements and Disclosures in Note 2 of the accompanying Notes to Financial Statements.

*	Non-income producing security.

1	ADR after the name of a foreign holding stands for American Depositary Receipts representing ownership of foreign securities. ADRs are issued by U.S. banking institutions.

CAN	Canada.

CYM	Cayman Islands.

IE	Ireland.

LUX	Luxembourg.

UK	United Kingdom.

The accompanying notes are an integral part of the Financial Statements.

26

Harbor Small Cap Growth Opportunities Fund

MANAGERS’ COMMENTARY (Unaudited)

SUBADVISER

Elk Creek Partners, LLC

44 Cook Street Suite 705 Denver, CO 80206

PORTFOLIO MANAGERS

Cam Philpott, CFA

Since 2014

Lance Marx, CFA

Since 2014

David Hand, CFA

Since 2014

Hiren Patel, Ph.D.

Since 2014

Sean McGinnis, CFA

Since 2014

Elk Creek has subadvised the Fund since its inception in 2014.

INVESTMENT OBJECTIVE

The Fund seeks long-term growth of capital.

PRINCIPAL STYLE CHARACTERISTICS:

Small cap stocks with above average growth potential

Cam Philpott

Lance Marx

David Hand

Hiren Patel

Sean McGinnis

Management’s Discussion of

Fund Performance

MARKET REVIEW

Equity markets continued to be volatile over the six months ended April 30, 2015. Small cap stocks rallied into the calendar year end but then sold off in January. As companies reported fourth quarter earnings in February, shares of small cap growth companies, as measured by the Russell 2000 Growth® Index, posted a strong gain but in April the index fell by almost 3%. We believe the combination of weak commodity prices and looming interest rate increases have created a market driven predominantly by short-term, low-conviction trading that has led, in turn, to higher volatility.

PERFORMANCE

Harbor Small Cap Growth Opportunities Fund returned 2.19% (Institutional Class), 2.10% (Administrative), and 1.91% (Investor Class) for the six months ended April 30, 2015. The Fund underperformed its Russell 2000® Growth Index benchmark, which returned 7.25%. Our investment strategy employs a bottom-up process that focuses on finding companies that we believe can achieve growth of revenues and earnings at rates faster than their peers and better than investor expectations. In our view, during this period of volatility and low conviction, investors have been less willing to differentiate among individual stocks.
As is consistent with our team’s investment process, performance in the Fund was driven primarily by stock selection. Selection in the Information Technology, Energy, and Financials sectors helped Fund performance relative to the benchmark. Industrials, Health Care, and Consumer Discretionary were sectors in which stock selection hurt relative performance. Sector weights are typically a result of our individual stock-selection process and not a primary focus of our investment strategy.

We look at stocks individually to find opportunities with significant revenue and earnings growth that we believe to be sustainable. Our investment style and process have generally created a portfolio that is typically overweight stocks in the Information Technology, Health Care, Industrials, and Consumer Discretionary sectors. The portfolio is also normally underweight stocks in the Utilities, Financials, Energy, Materials, and Consumer Staples sectors.

In terms of specific stock attribution for the six months ended April 30, 2015, Volcano, a manufacturer of devices for intravascular cardiology, was a positive stock for the Fund as the company improved its revenue growth rate. Additionally, the company was acquired by Philips for a substantial premium, and we sold the entire position on this news.

Procera Networks, a provider of network services, was a positive contributor as it reported better revenues than expected for the December quarter. The company’s technology is used primarily by carriers and cable operators. We were encouraged by fourth quarter performance and had intended to grow the position upon seeing consistent demand patterns from customers. However, the company was acquired in mid-April before it reported another quarter.

27

Harbor Small Cap Growth Opportunities Fund

MANAGERS’ COMMENTARY—Continued

TOP TEN HOLDINGS (% of net assets)
Gogo Inc.	2.3%
Synchronoss Technologies Inc.	2.1%
WageWorks Inc.	2.1%
WebMD Health Corp.	2.1%
Dealertrack Technologies Inc.	1.8%
DigitalGlobe Inc.	1.8%
Cerus Corp.	1.6%
Mobile Mini Inc.	1.6%
Shutterfly Inc.	1.6%
WNS Holdings Ltd. ADR	1.6%

H&E Equipment Services, an equipment rental company, was a weak stock for the Fund on the heels of lower oil prices. H&E operates in the U.S. and derives 10%-15% of its revenues from oilfield service rentals. Investors clearly have been concerned about this part of the company’s business. However, the stock’s performance mirrored those of pure oilfield service companies, and we believe that this sell-off has been overdone. Further, H&E does not rent specialized equipment to energy companies, and we believe that likely weak demand from that market segment will be replaced elsewhere as lower energy prices spur general activity. Our core attraction to H&E’s business is chemical-plant construction in the Gulf Coast region that we believe is unlikely to be impacted by the recent drop in crude prices, as those projects are long-term in nature as well as being related more closely to natural gas.

InnerWorkings, a provider of outsourced printing services to large enterprises, was a relatively weak stock for the Fund despite posting strong operating performance. This stock is a good example of many of the Fund’s Industrials sector holdings in that the shares have not performed well recently even though fundamental operating performance has been positive. Investors have been broadly worried about demand trends, and we believe that valuations of InnerWorkings shares, along with those of many other business service stocks, have been compressed as a result of those general fears. Additionally, the shares, like those of other Industrials companies, have been hurt by concerns that the strong U.S. dollar would reduce reported results. On that point, translation effects have reduced reported revenues, but operating income and earnings per share have performed as expected during this period of currency fluctuation. In our view, the company’s fundamentals are positive and improving. We added to this position during price weakness and continue to view these shares as attractive.

OUTLOOK AND STRATEGY

The dramatic drop in crude oil prices over the last six months has many investors concerned that falling demand is the culprit, which in turn causes them to worry about the possibility of a recession. Equity valuations are higher than they were several years ago, and investors also are worried how financial markets and businesses might react to an expected increase in interest rates, although the absolute levels of those interest rates are still historically low.

With this sentiment as a backdrop, we are not surprised that investors have been reacting to the latest economic data point or news event, as we believe that investor behavior has been driven to a considerable degree by short-term factors rather than a long-term perspective. We would point to the volatility in shares of Aruba Networks as a prime example of this type of short-term thought process. The stock declined last November as some investors were disappointed that management did not raise guidance for future earnings; yet only a few months later the company was acquired at significantly higher prices. We sold the Fund’s position on the announcement of the acquisition.

Our investment process is built around identifying companies that we believe have sustainable, long-term growth opportunities. The market can focus too much on a short-term investment horizon at times, and we believe that trading patterns over the past few reporting seasons suggest that we are in such a period. We have not altered the investment process that we believe has served our clients well over time, and we remain disciplined in seeking companies that we believe have an opportunity to sustain growth over the longer term.

This report contains the current opinions of Elk Creek Partners, LLC at the time of its publication and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.

Stocks of small cap companies pose special risks, including possible illiquidity and greater price volatility than stocks of larger, more established companies. Equity securities, such as common stocks, are affected by company specific events and by movements in the overall stock markets in which those securities principally trade. An adverse company specific event, or downturn in those stock markets, can depress the value of a particular company’s equity securities. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.

28

Harbor Small Cap Growth Opportunities Fund

FUND SUMMARY—April 30, 2015 (Unaudited)

INSTITUTIONAL CLASS

Fund #	2037

Cusip	411512668

Ticker	HASOX

Inception Date	02/01/2014

Net Expense Ratio	0.90%[a,b]

Total Net Assets (000s)	$152,429

ADMINISTRATIVE CLASS

Fund #	2237

Cusip	411512650

Ticker	HRSOX

Inception Date	02/01/2014

Net Expense Ratio	1.15%[a,b]

Total Net Assets (000s)	$2,495

INVESTOR CLASS

Fund #	2437

Cusip	411512643

Ticker	HISOX

Inception Date	02/01/2014

Net Expense Ratio	1.27%[a,b]

Total Net Assets (000s)	$905

a	Annualized.

b	Reflective of a contractual expense cap effective through February 29, 2016.

c	Unannualized.

PORTFOLIO STATISTICS

	Portfolio		Benchmark

Weighted Average Market Cap (MM)	$1,288		$2,230

Price/Earning Ratio (P/E)	39.2x		32.1x

Price/Book Ratio (P/B)	3.9x		5.1x

Beta vs. Russell 2000® Growth Index	0.97		1.00

Portfolio Turnover (6-Month Period Ended 04/30/2015)	52%	[c]	N/A

SECTOR ALLOCATION (% of investments)

(Excludes cash and short-term investments)

29

Harbor Small Cap Growth Opportunities Fund

FUND PERFORMANCE SUMMARY (Unaudited)

Institutional Class

CHANGE IN A $50,000 INVESTMENT

For the period 02/01/2014 through 04/30/2015

The graph compares a $50,000 investment in the Fund with the performance of the Russell 2000® Growth Index. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

Total Returns For the periods ended 04/30/2015
Harbor Small Cap Growth Opportunities Fund
Institutional Class	2.19%	7.69%	N/A	8.01%	02/01/2014	$55,028
Comparative Index
Russell 2000® Growth	7.25%	14.65%	N/A	8.92%	—	$55,607

Administrative and Investor Classes

CHANGE IN A $10,000 INVESTMENT

For the period 02/01/2014 through 04/30/2015

The graph compares a $10,000 investment in the Fund with the performance of the Russell 2000® Growth Index. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

Total Returns For the periods ended 04/30/2015
Harbor Small Cap Growth Opportunities Fund
Administrative Class	2.10%	7.50%	N/A	7.77%	02/01/2014	$10,976
Investor Class	1.91%	7.20%	N/A	7.53%	02/01/2014	$10,946
Comparative Index
Russell 2000® Growth	7.25%	14.65%	N/A	8.92%	—	$11,121

As stated in the Fund’s current prospectus, the expense ratios were 0.90% (Net) and 1.61% (Gross) (Institutional Class); 1.15% (Net) and 1.86% (Gross) (Administrative Class); and 1.27% (Net) and 1.98% (Gross) (Investor Class). The net expense ratios are contractually capped through 02/29/2016. The expense ratios shown in the prospectus are based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus.

Performance data shown represents past performance, which is no guarantee of future results. Current performance may be higher or lower than the past performance data shown. Investment returns and the value of an investment will fluctuate, and an investor’s shares, when sold, may be worth more or less than their original cost. You can obtain performance data current to the most recent month-end (available within seven business days after the most recent month-end) by calling 800-422-1050 or visiting harborfunds.com.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. From time to time, certain fees and/or expenses have been waived or reimbursed, which has resulted in higher returns. Without these waivers and reimbursements, the returns would have been lower.

a	Annualized
b	Unannualized.

30

Harbor Small Cap Growth Opportunities Fund

PORTFOLIO OF INVESTMENTS—April 30, 2015 (Unaudited)

Equity Holdings (% of net assets)

(Excludes net cash and short-term investments of 0.9%)

COMMON STOCKS—99.1%

Shares		Value (000s)

AEROSPACE & DEFENSE—1.8%
88,574	DigitalGlobe Inc.*	$2,849

AIR FREIGHT & LOGISTICS—0.7%
23,701	Park-Ohio Holdings Corp.	1,098

AUTO COMPONENTS—1.5%
54,322	Fox Factory Holding Corp.*	827
52,553	Motorcar Parts of America Inc.*	1,536

		2,363

BIOTECHNOLOGY—2.6%
185,303	ARIAD Pharmaceuticals Inc.*	1,607
22,671	BioSpecifics Technologies Corp.*	868
75,588	Exact Sciences Corp.*	1,580

		4,055

BUILDING PRODUCTS—0.6%
11,041	Nortek Inc.*	934

CAPITAL MARKETS—0.8%
28,685	Financial Engines Inc.	1,210

COMMERCIAL SERVICES & SUPPLIES—3.7%
41,951	Healthcare Services Group Inc.	1,270
322,977	InnerWorkings Inc.*	2,045
64,593	Mobile Mini Inc.	2,489

		5,804

COMMUNICATIONS EQUIPMENT—1.9%
67,998	Finisar Corp.*	1,382
130,622	Ixia*	1,565

		2,947

CONSTRUCTION MATERIALS—1.2%
31,047	Caesarstone Sdot-Yam Ltd. (IL)	1,839

CONSUMER FINANCE—1.1%
43,879	Encore Capital Group Inc.*	1,774

DIVERSIFIED FINANCIAL SERVICES—0.6%
51,332	On Deck Capital Inc.*	988

DIVERSIFIED TELECOMMUNICATION SERVICES—1.0%
150,403	Iridium Communications Inc.*	1,530

ELECTRICAL EQUIPMENT—1.1%
27,023	Power Solutions International Inc.*	1,724

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS—1.8%
30,608	FARO Technologies Inc.*	1,219
23,611	OSI Systems Inc.*	1,587

		2,806

FOOD PRODUCTS—0.7%
122,691	Boulder Brands Inc.*	1,171

HEALTH CARE EQUIPMENT & SUPPLIES—8.7%
185,640	Accuray Inc.*	1,509
568,632	Cerus Corp.*	2,525
28,745	Cyberonics Inc.*	1,751
58,942	Cynosure Inc.*	1,970
11,487	ICU Medical Inc.*	969
80,905	Merit Medical Systems Inc.*	1,570
178,201	Novadaq Technologies Inc. (CAN)*	1,926
51,945	Wright Medical Group Inc.*	1,318

		13,538

HEALTH CARE PROVIDERS & SERVICES—2.3%
112,286	Cross Country Healthcare Inc.*	1,246
56,751	ExamWorks Group Inc.*	2,324

		3,570

31

Harbor Small Cap Growth Opportunities Fund

PORTFOLIO OF INVESTMENTS—Continued

COMMON STOCKS—Continued

Shares		Value (000s)

HEALTH CARE TECHNOLOGY—2.6%
83,889	HMS Holdings Corp.*	$1,427
84,710	Quality Systems Inc.	1,321
114,359	Vocera Communications Inc.*	1,303

		4,051

HOTELS, RESTAURANTS & LEISURE—6.8%
139,325	Belmond Ltd. (BM)*	1,716
19,645	Churchill Downs Inc.	2,341
58,089	Clubcorp Holdings Inc.	1,272
39,356	Dave & Buster’s Entertainment Inc.*	1,240
64,361	Del Frisco’s Restaurant Group Inc.*	1,298
64,520	La Quinta Holdings Inc.*	1,554
69,403	Penn National Gaming Inc.*	1,116

		10,537

HOUSEHOLD DURABLES—1.0%
80,082	Century Communities Inc.*	1,531

INSURANCE—0.8%
65,985	National General Holdings Corp.	1,276

INTERNET & CATALOG RETAIL—2.9%
157,584	EVINE Live Inc.*	939
54,631	NutriSystem Inc.	1,041
56,089	Shutterfly Inc.*	2,510

		4,490

INTERNET SOFTWARE & SERVICES—12.7%
69,778	Dealertrack Technologies Inc.*	2,743
171,478	Gogo Inc.*	3,625
54,619	HomeAway Inc.*	1,527
20,373	LogMeIn Inc.*	1,308
113,927	MaxPoint Interactive Inc.*	840
88,228	Perficient Inc.*	1,820
104,149	RetailMeNot Inc.*	1,914
53,324	Textura Corp.*	1,395
73,528	WebMD Health Corp.*	3,246
81,553	Xoom Corp.*	1,441

		19,859

IT SERVICES—3.7%
51,497	Blackhawk Network Holdings Inc.*	1,891
41,108	ExlService Holdings Inc.*	1,415
102,067	WNS Holdings Ltd. ADR (IND)*,[1]	2,463

		5,769

LEISURE PRODUCTS—0.6%
24,655	Arctic Cat Inc.	875

LIFE SCIENCES TOOLS & SERVICES—0.7%
30,544	Fluidigm Corp.*	1,144

MACHINERY—3.6%
48,067	Barnes Group Inc.	1,928
23,919	CIRCOR International Inc.	1,307
112,964	Mueller Water Products Inc.	1,057
46,305	TriMas Corp.*	1,304

		5,596

MEDIA—2.0%
88,620	MDC Partners Inc. (CAN)	1,856
81,357	National CineMedia Inc.	1,240

		3,096

MULTILINE RETAIL—1.5%
30,173	Fred’s Inc.	509
115,012	Tuesday Morning Corp.*	1,820

		2,329

PERSONAL PRODUCTS—0.6%
193,651	IGI Laboratories Inc.*	984

PHARMACEUTICALS—3.1%
72,426	Depomed Inc.*	1,685
53,837	Medicines Co.*	1,379
289,536	Pernix Therapeutics Holdings Inc.*	1,847

		4,911

PROFESSIONAL SERVICES—7.7%
22,816	Corporate Executive Board Co.	1,913
29,575	FTI Consulting Inc.*	1,216
76,183	Korn/Ferry International	2,402
62,561	On Assignment Inc.*	2,105
39,143	TrueBlue Inc.*	1,126
64,520	WageWorks Inc.*	3,252

		12,014

REAL ESTATE MANAGEMENT & DEVELOPMENT—0.8%
34,049	Marcus & Millichap Inc.*	1,205

ROAD & RAIL—1.7%
33,535	ArcBest Corp.	1,197
145,949	Quality Distribution Inc.*	1,448

		2,645

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT—1.3%
237,301	Maxlinear Inc.*	2,024

SOFTWARE—6.9%
104,740	Callidus Software Inc.*	1,294
28,750	FleetMatics Group plc (IE)*	1,310
29,442	Gigamon Inc.*	866
33,816	Infoblox Inc.*	797
49,635	Qlik Technologies Inc.*	1,727
70,963	Synchronoss Technologies Inc.*	3,256
94,651	TiVo Inc.*	1,046
16,754	Vasco Data Security International Inc.*	426

		10,722

SPECIALTY RETAIL—2.0%
88,740	Francesca’s Holdings Corp.*	1,502
30,455	Lumber Liquidators Holdings Inc.*	837
35,518	Party City Holdco Inc.*	739

		3,078

TEXTILES, APPAREL & LUXURY GOODS—0.8%
63,669	Vince Holding Corp.*	1,173

THRIFTS & MORTGAGE FINANCE—1.3%
36,265	LendingTree Inc.*	1,996

TRADING COMPANIES & DISTRIBUTORS—1.9%
86,674	H&E Equipment Services Inc.	2,142
32,700	Rush Enterprises Inc.*	855

		2,997

TOTAL COMMON STOCKS (Cost $152,789)		154,502

32

Harbor Small Cap Growth Opportunities Fund

PORTFOLIO OF INVESTMENTS—Continued

SHORT-TERM INVESTMENTS—4.5%

(Cost $6,954)
Principal Amount (000s)		Value (000s)
REPURCHASE AGREEMENTS
$6,954	Repurchase Agreement with State Street Corp. dated April 30, 2015 due May 01, 2015 at 0.000% collateralized by U.S. Treasury Bonds (market value $7,098) .	$6,954

TOTAL INVESTMENTS—103.6% (Cost $159,743)		161,456

CASH AND OTHER ASSETS, LESS LIABILITIES—(3.6)%		(5,627)

TOTAL NET ASSETS—100.0%		$155,829

FAIR VALUE MEASUREMENTS

Repurchase Agreements valued at $6,954 are classified as Level 2. All other holdings at April 30, 2015 (as disclosed in the preceding Portfolio of Investments) are classified as Level 1. There were no Level 3 holdings at October 31, 2014 or April 30, 2015 and no transfers between levels during the period.

For more information on valuation inputs and their aggregation into the levels identified above, please refer to the Fair Value Measurements and Disclosures in Note 2 of the accompanying Notes to Financial Statements.

*	Non-income producing security.

1	ADR after the name of a foreign holding stands for American Depositary Receipts representing ownership of foreign securities. ADRs are issued by U.S. banking institutions.

BM	Bermuda.

CAN	Canada.

IE	Ireland.

IL	Israel.

IND	India.

The accompanying notes are an integral part of the Financial Statements.

33

Harbor Large Cap Value Fund

MANAGER’S COMMENTARY (Unaudited)

SUBADVISER

Aristotle Capital Management, LLC

11100 Santa Monica Boulevard

Suite 1700 Los Angeles, CA 90025

PORTFOLIO MANAGER

Howard Gleicher, CFA

Since 2012

Aristotle has subadvised the Fund since 2012.

INVESTMENT OBJECTIVE

The Fund seeks long-term total return.

PRINCIPAL STYLE CHARACTERISTICS

Large cap value stocks

Howard Gleicher

Management’s Discussion of Fund Performance

MARKET REVIEW

U.S. markets continued their upward advance, albeit at a slower pace, for the six months ended April 30, 2015. Although U.S. equities finished the period with positive momentum, share prices were volatile over the six months as investors shifted their focus from one economic report or news event to the next.

Equities vacillated between caution and optimism on mixed data from around the world. The European Central Bank addressed Europe’s persistent economic troubles by announcing a larger-than-expected bond-buying program, while China reported its slowest economic growth rate in 24 years (still a 7.4% expansion) and began its own form of quantitative easing to encourage spending and lending. Meanwhile, oil prices continued to decline, which pleased consumers but soured energy-related companies. The U.S. economy showed further signs of improvement as unemployment declined and GDP grew. Nonetheless, the Federal Reserve appeared patient, and the timing of the seemingly inevitable yet elusive interest rate hike remained uncertain.

PERFORMANCE

Harbor Large Cap Value Fund returned 6.99% (Institutional Class), 6.85% (Administrative Class), and 6.75% (Investor Class) for the six months ended April 30, 2015, outperforming the 2.89% return of its benchmark, the Russell 1000® Value Index. As is often the case in short-term reporting periods as well as over long periods of time, the outperformance was due largely to security selection. Overall, the Fund was able to outperform in 8 of the 10 economic sectors. From a sector standpoint, the largest positive contributions were found in Consumer Staples and Health Care, while Financials and Utilities lagged.

In Health Care, the Fund’s position in specialty pharmaceutical provider Hospira was a notable contributor. In mid-February, Pfizer made an unsolicited buy-out offer of $17 billion. The offer represented a 40% premium to the prior day’s closing price, sending Hospira’s shares sharply higher. In all, Hospira’s share price rose more than 60% over the fiscal first half. Interestingly, the price offered for the company by Pfizer was in line with our assessment of fair value for the business. We took the opportunity to liquidate the Fund’s position.

Another top contributor was cosmetics and fragrances manufacturer Coty (+44%). The company reported second quarter earnings that were well ahead of expectations. Growth in its Sally Hansen and Rimmel brands offset the negative effects of a stronger dollar.

Detracting from performance was technology giant EMC Corp (-6%). There was no tangible news to account for the weakness other than a perception, caused by a slowing economy, that spending on enterprise storage solutions as well as on cloud-based infrastructure could be weak in the near term. The competitive environment is certainly ramping up, but we believe that EMC’s competitive advantage in storage solutions as well as in multi-environment server software solutions (through its ownership of VMware) remains intact.

Another notable detractor was international banking giant Banco Santander. Based in Madrid, Santander is an international institution with holdings in both the developed and developing worlds. The company announced a secondary offering that, while dilutive in

34

Harbor Large Cap Value Fund

MANAGER’S COMMENTARY—Continued

TOP TEN HOLDINGS (% of net assets)
Time Warner Inc.	3.3%
Walgreens Boots Alliance Inc.	3.3%
Home Depot Inc.	3.2%
AbbVie Inc.	3.1%
TE Connectivity Ltd.	3.1%
General Dynamics Corp.	3.0%
Medtronic plc	3.0%
Microsoft Corp.	3.0%
Adobe Systems Inc.	2.8%
Phillips 66	2.8%

the short run, we feel will have a long-term positive impact on the business. That, combined with a strong U.S. dollar, brought the shares down 14% over the past six months.

OUTLOOK AND STRATEGY

We believe that the U.S. economy is normalizing and appears to us to be entering a transition phase, the first one in more than five years. Most global economies have yet to enter this transition. This transition could be one from defense to offense—that is, from an environment in which all external factors were supportive of keeping the economy from entering recession to one of a cyclical normalization of such factors. In our view, some of the shifts could include:

•	Low and/or declining interest rates may turn into modestly rising rates.

•	Very tight bank lending standards may give way to more realistic loan practices, particularly as they pertain to residential mortgages.

•	Significant cash accumulation by corporations may now turn into a need for greater capital expenditures to meet growing demand for products and services.

•	Weak employment markets with benign labor costs could turn quickly into a tight labor market, leading to escalating costs.

•	Abundant office, factory, retail, and commercial building space may turn into a supply-constrained environment, resulting in higher occupancy costs and reduced flexibility of work spaces.

While we cannot yet be specific, we believe that history suggests that transitions such as these are unlikely to be without bumps or unintended consequences. As always, we will be mindful of, and diligent in, evaluating these factors in our analysis of businesses while continuing to adhere to our bottom-up, fundamentally focused research process.

This report contains the current opinions of Aristotle Capital Management, LLC at the time of its publication and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.

Equity securities, such as common stocks, are affected by company specific events and by movements in the overall stock markets in which those securities principally trade. An adverse company specific event, or downturn in those stock markets, can depress the value of a particular company’s equity securities. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.

35

Harbor Large Cap Value Fund

FUND SUMMARY—April 30, 2015 (Unaudited)

INSTITUTIONAL CLASS

Fund #	2013

Cusip	411511603

Ticker	HAVLX

Inception Date	12/29/1987

Net Expense Ratio	0.68%[a,b]

Total Net Assets (000s)	$217,880

ADMINISTRATIVE CLASS

Fund #	2213

Cusip	411511751

Ticker	HRLVX

Inception Date	11/01/2002

Net Expense Ratio	0.93%[a,b]

Total Net Assets (000s)	$23,598

INVESTOR CLASS

Fund #	2413

Cusip	411511744

Ticker	HILVX

Inception Date	11/01/2002

Net Expense Ratio	1.05%[a,b]

Total Net Assets (000s)	$20,024

a	Annualized.

b	Reflective of a contractual expense cap effective through February 29, 2016.

c	Unannualized.

PORTFOLIO STATISTICS

	Portfolio		Benchmark

Weighted Average Market Cap (MM)	$82,382		$109,599

Price/Earning Ratio (P/E)	22.6x		20.7x

Price/Book Ratio (P/B)	3.4x		2.2x

Beta vs. Russell 1000® Value Index	1.07		1.00

Portfolio Turnover (6-Month Period Ended 04/30/2015)	8%	[c]	N/A

SECTOR ALLOCATION (% of investments)

(Excludes cash and short-term investments)

36

Harbor Large Cap Value Fund

FUND PERFORMANCE SUMMARY (Unaudited)

Institutional Class

CHANGE IN A $50,000 INVESTMENT

For the period 05/01/2005 through 04/30/2015

The graph compares a $50,000 investment in the Fund with the performance of the Russell 1000® Value Index. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

Total Returns For the periods ended 04/30/2015
Harbor Large Cap Value Fund
Institutional Class	6.99%	12.35%	13.80%	7.38%	12/29/1987	$101,868
Comparative Index
Russell 1000® Value	2.89%	9.31%	13.39%	7.51%	—	$103,120

Administrative and Investor Classes

CHANGE IN A $10,000 INVESTMENT

For the period 05/01/2005 through 04/30/2015

The graph compares a $10,000 investment in the Fund with the performance of the Russell 1000® Value Index. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

Total Returns For the periods ended 04/30/2015
Harbor Large Cap Value Fund
Administrative Class	6.85%	12.09%	13.51%	7.10%	11/01/2002	$19,865
Investor Class	6.75%	11.82%	13.34%	6.96%	11/01/2002	$19,589
Comparative Index
Russell 1000® Value	2.89%	9.31%	13.39%	7.51%	—	$20,624

As stated in the Fund’s current prospectus, the expense ratios were 0.68% (Net) and 0.71% (Gross) (Institutional Class); 0.93% (Net) and 0.96% (Gross) (Administrative Class); and 1.05% (Net) and 1.08% (Gross) (Investor Class). The net expense ratios are contractually capped through 02/29/2016. The expense ratios in the prospectus may differ from the actual expense ratios for the period disclosed within this report. The expense ratios shown in the prospectus are based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus.

Performance data shown represents past performance, which is no guarantee of future results. Current performance may be higher or lower than the past performance data shown. Investment returns and the value of an investment will fluctuate, and an investor’s shares, when sold, may be worth more or less than their original cost. You can obtain performance data current to the most recent month-end (available within seven business days after the most recent month-end) by calling 800-422-1050 or visiting harborfunds.com.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. From time to time, certain fees and/or expenses have been waived or reimbursed, which has resulted in higher returns. Without these waivers and reimbursements, the returns would have been lower.

a	Annualized.

b	Unannualized.

37

Harbor Large Cap Value Fund

PORTFOLIO OF INVESTMENTS—April 30, 2015 (Unaudited)

Equity Holdings (% of net assets)

(Excludes net cash and short -term investments of 5.2%)

COMMON STOCKS—94.8%

Shares		Value (000s)

AEROSPACE & DEFENSE—3.0%
57,000	General Dynamics Corp.	$7,827

BANKS—14.1%
694,898	Banco Santander SA ADR (SP)[1]	5,226
430,000	Bank of America Corp.	6,850
20,615	BOK Financial Corp.	1,344
103,000	First Republic Bank	6,004
106,100	JP Morgan Chase & Co.	6,712
40,900	M&T Bank Corp.	4,894
809,000	Mitsubishi UFJ Financial Group Inc. ADR (JP)[1]	5,744

		36,774

BEVERAGES—2.0%
48,100	Diageo plc ADR (UK)[1]	5,340

CHEMICALS—3.9%
116,200	Dow Chemical Co.	5,926
39,200	Ecolab Inc.	4,390

		10,316

CONSTRUCTION MATERIALS—2.5%
46,400	Martin Marietta Materials Inc.	6,619

ELECTRIC UTILITIES—2.3%
167,200	ITC Holdings Corp.	6,019

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS—3.2%
124,000	TE Connectivity Ltd. (SWS)	8,252

ENERGY EQUIPMENT & SERVICES—2.2%
115,900	Halliburton Co.	5,673

FOOD & STAPLES RETAILING—3.3%
102,500	Walgreens Boots Alliance Inc.	8,500

FOOD PRODUCTS—6.4%
44,800	Hershey Co.	4,118
159,100	Mondelez International Inc.	6,105
151,200	Unilever NV (NET)	6,574

		16,797

GAS UTILITIES—2.0%
80,000	National Fuel Gas Co.	5,156

HEALTH CARE EQUIPMENT & SUPPLIES—3.0%
106,600	Medtronic plc (IE)	7,936

HOUSEHOLD DURABLES—2.6%
151,000	Lennar Corp.	6,916

INDEPENDENT POWER & RENEWABLE ELECTRICITY PRODUCERS—1.6%
308,400	AES Corp.	4,086

INDUSTRIAL CONGLOMERATES—2.3%
217,900	General Electric Co.	5,901

INTERNET SOFTWARE & SERVICES—2.7%
119,200	eBay Inc.*	6,945

MACHINERY—6.5%
52,400	Deere & Co.	4,743
63,100	Illinois Tool Works Inc.	5,905
120,000	Oshkosh Corp.	6,461

		17,109

MEDIA—3.3%
103,000	Time Warner Inc.	8,694

OIL, GAS & CONSUMABLE FUELS—4.7%
93,000	Phillips 66	7,376
28,600	Pioneer Natural Resources Co.	4,941

		12,317

PERSONAL PRODUCTS—1.7%
190,000	Coty Inc.*	4,543

PHARMACEUTICALS—5.5%
126,000	AbbVie Inc.	8,147
61,600	Novartis AG ADR (SWS)[1]	6,271

		14,418

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT—2.4%
114,600	Texas Instruments Inc.	6,213

SOFTWARE—8.1%
94,800	Adobe Systems Inc.*	7,211
163,000	Microsoft Corp.	7,928
136,100	Oracle Corp.	5,937

		21,076

SPECIALTY RETAIL—3.2%
77,800	Home Depot Inc.	8,323

38

Harbor Large Cap Value Fund

PORTFOLIO OF INVESTMENTS—Continued

COMMON STOCKS—Continued

Shares		Value (000s)

TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS—2.3%
225,000	EMC Corp.	$6,055

TOTAL COMMON STOCKS (Cost $183,735)		247,805

SHORT-TERM INVESTMENTS—5.2%
(Cost $13,682)
Principal Amount (000s)		Value (000s)

REPURCHASE AGREEMENTS
$13,682	Repurchase Agreement with State Street Corp. dated April 30, 2015 due May 01, 2015 at 0.000% collateralized by U.S. Treasury Bonds (market value $13,957)	13,682

TOTAL INVESTMENTS—100.0% (Cost $197,417)		261,487

CASH AND OTHER ASSETS, LESS LIABILITIES—0.0%		15

TOTAL NET ASSETS—100.0%		$261,502

FAIR VALUE MEASUREMENTS

Repurchase Agreements valued at $13,682 are classified as Level 2. All other holdings at April 30, 2015 (as disclosed in the preceding Portfolio of Investments) are classified as Level 1. There were no Level 3 holdings at October 31, 2014 or April 30, 2015 and no transfers between levels during the period.

For more information on valuation inputs and their aggregation into the levels identified above, please refer to the Fair Value Measurements and Disclosures in Note 2 of the accompanying Notes to Financial Statements.

*	Non-income producing security.

1	ADR after the name of a foreign holding stands for American Depositary Receipts representing ownership of foreign securities. ADRs are issued by U.S. banking institutions.

IE	Ireland.

JP	Japan.

NET	Netherlands.

SP	Spain.

SWS	Switzerland.

UK	United Kingdom.

The accompanying notes are an integral part of the Financial Statements.

39

Harbor Mid Cap Value Fund

MANAGERS’ COMMENTARY (Unaudited)

SUBADVISER

LSV Asset Management

155 North Wacker Drive Suite 4600 Chicago, IL 60606

PORTFOLIO MANAGERS

Josef Lakonishok, Ph.D.

Since 2004

Menno Vermeulen, CFA

Since 2004

Puneet Mansharamani, CFA Since 2006

Greg Sleight

Since 2015

Guy Lakonishok, CFA

Since 2015

LSV has subadvised the Fund since 2004.

INVESTMENT OBJECTIVE

The Fund seeks long-term total return.

PRINCIPAL STYLE CHARACTERISTICS

Mid cap value stocks of companies with inexpensive fundamentals and recent momentum, relative to their peers

Josef Lakonishok

Menno Vermeulen

Puneet Mansharamani

Greg Sleight

Guy Lakonishok

Management’s Discussion of Fund Performance

MARKET REVIEW

U.S. equities posted positive returns for the six months ended April 30, 2015, as the S&P 500 Index advanced 4.40%. The Russell Midcap® Index finished up 5.87%, while shares of smaller companies, as measured by the Russell 2000® Index, returned 4.65%. Value stocks lagged growth stocks. Among mid cap stocks, the Russell Midcap® Value Index advanced 3.83%, compared to 7.77% for the Russell Midcap® Growth Index.

Equity markets advanced despite slowing growth around the globe and the end of the Federal Reserve’s quantitative easing program. GDP growth in the U.S. slowed from 5.0% in the third quarter of 2014 to 2.2% in the fourth quarter and a mere 0.2% in the first quarter of 2015. Growth in Europe remained stagnant and China’s growth slowed to approximately 7% in the first quarter. The European Central Bank embarked on a quantitative easing program and China also moved quickly to counter the slowdown with additional stimulus measures. The Federal Reserve ended its bond buying program in October 2014 and dropped its language about being “patient” in increasing rates, setting the stage for the possibility of rate hikes later this year.

Oil prices continued to decline through most of the period before rallying in April. Consumers and the transportation industry benefited from lower oil prices but energy stocks took a hit. Merger and acquisition activity was strong during the fiscal first half and the unemployment rate continued to decline, both of which were positives for the equity markets.

Health Care stocks led the mid cap value market, returning 14% as mergers and acquisitions activity was strong in the sector. Consumer Discretionary stocks were up 9%, led by good returns among retail stocks. The Energy sector declined 13% as oil prices continued to weaken before rebounding somewhat in April. Besides Energy, the only other sector to post a negative return was the Utilities sector, which declined 1.7%.

PERFORMANCE

Harbor Mid Cap Value Fund returned 4.87% (Institutional Class), 4.71% (Administrative Class), and 4.68% (Investor Class), compared to 3.83% for the Russell Midcap® Value Index for the six months ended April 30, 2015. Value stocks lagged their growth counterparts, which had a negative impact on absolute results, given our deep-value bias.

The Fund’s outperformance relative to the benchmark was driven by strong stock selection in multiple sectors, particularly Energy, Industrials, and Consumer Discretionary. However, the Fund’s sector allocations had a negative impact on results. The Fund’s overweight to Energy stocks and underweight to Health Care stocks detracted from performance. Even though the portfolio was overweight to Energy by less than 2 percentage points, Energy stocks declined 13%. Health Care stocks were up 14%. The top individual performers in the Fund included JetBlue Airways, Kohl’s, United Therapeutics, Kroger, Amtrust Financial Services, and Universal Insurance Holdings.

40

Harbor Mid Cap Value Fund

MANAGERS’ COMMENTARY—Continued

TOP TEN HOLDINGS (% of net assets)
Public Service Enterprise Group Inc.	1.6%
Kohl’s Corp.	1.4%
Avery Dennison Corp.	1.3%
CIGNA Corp.	1.3%
Macy’s Inc.	1.3%
Xerox Corp.	1.3%
Edison International	1.2%
Hartford Financial Services Group Inc.	1.2%
Western Digital Corp.	1.2%
Quest Diagnostics Inc.	1.1%

Detractors included Ensco, Trinity Industries, Xerox, Noble, and a lack of exposure to Health Care stocks Boston Scientific and Hospira, which were among the stronger performers in the index.

OUTLOOK AND STRATEGY

Our portfolio decision making process is strictly quantitative and driven by (1) a proprietary model which ranks securities on fundamental measures of value and indicators of near-term appreciation potential and (2) a portfolio construction process that seeks to control for risk while maximizing expected return. The objective of the model is to pick undervalued stocks with high near-term appreciation potential. The process is purely bottom-up with no emphasis placed on macroeconomic analysis.

Sector weightings are a residual of our bottom-up stock selection process subject to minimum and maximum exposures to sectors and industries. Relative to the Russell Midcap(R) Value benchmark, the Fund as of April 30, 2015, was overweight the Consumer Discretionary and Information Technology sectors while underweight Health Care, Utilities, and Real Estate Investment Trusts.

The most significant changes in relative sector weights in the Fund over the six months were an increase to Information Technology and Consumer Discretionary stocks and a decrease to the Financials and Energy sectors. In the Consumer Discretionary sector we purchased American Axle and Manufacturing, Gap, Harley Davidson, and home builder Ryland Group. In the Technology sector we initiated positions in Avnet, Juniper Networks, QLogic, and Western Union. We sold several stocks that had done well and were no longer attractive from a valuation perspective, including L-3 Communications and Exelis in the Industrials sector and Leidos Holdings and Science Applications International in the Technology sector.

Portfolio valuations moved higher over the six months but the Fund continued to trade at a discount to the value benchmark. As of April 30, the Fund traded at 13.0x forward earnings, compared to 17.6x for the Russell Midcap(R) Value Index, 1.8x book value compared to 1.9x for the benchmark, and 8.4x cash flow compared to 10.9x for the index.

This report contains the current opinions of LSV Asset Management at the time of its publication and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.

Stocks of mid cap companies pose special risks, including possible illiquidity and greater price volatility than stocks of larger, more established companies. Equity securities, such as common stocks, are affected by company specific events and by movements in the overall stock markets in which those securities principally trade. An adverse company specific event, or downturn in those stock markets, can depress the value of a particular company’s equity securities. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.

41

Harbor Mid Cap Value Fund

FUND SUMMARY—April 30, 2015 (Unaudited)

INSTITUTIONAL CLASS

Fund #	2023

Cusip	411511835

Ticker	HAMVX

Inception Date	03/01/2002

Net Expense Ratio	0.85%[a]

Total Net Assets (000s)	$356,382

ADMINISTRATIVE CLASS

Fund #	2223

Cusip	411511728

Ticker	HRMVX

Inception Date	11/01/2002

Net Expense Ratio	1.11%[a]

Total Net Assets (000s)	$25,275

INVESTOR CLASS

Fund #	2423

Cusip	411511736

Ticker	HIMVX

Inception Date	11/01/2002

Net Expense Ratio	1.23%[a]

Total Net Assets (000s)	$147,731

a	Annualized.

b	Unannualized.

PORTFOLIO STATISTICS

	Portfolio		Benchmark

Weighted Average Market Cap (MM)	$9,780		$11,997

Price/Earning Ratio (P/E)	15.6x		22.8x

Price/Book Ratio (P/B)	2.0x		2.2x

Beta vs. Russell Midcap® Value Index	1.10		1.00

Portfolio Turnover (6-Month Period Ended 04/30/2015)	2%	[b]	N/A

SECTOR ALLOCATION (% of investments)

(Excludes cash and short-term investments)

42

Harbor Mid Cap Value Fund

FUND PERFORMANCE SUMMARY (Unaudited)

Institutional Class

CHANGE IN A $50,000 INVESTMENT

For the period 05/01/2005 through 04/30/2015

The graph compares a $50,000 investment in the Fund with the performance of the Russell Midcap® Value Index. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

Total Returns For the periods ended 04/30/2015
Harbor Mid Cap Value Fund
Institutional Class	4.87%	10.64%	15.46%	9.59%	03/01/2002	$124,954
Comparative Index
Russell Midcap® Value	3.83%	9.97%	14.57%	9.77%	—	$127,056

Administrative and Investor Classes

CHANGE IN A $10,000 INVESTMENT

For the period 05/01/2005 through 04/30/2015

The graph compares a $10,000 investment in the Fund with the performance of the Russell Midcap® Value Index. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

Total Returns For the periods ended 04/30/2015
Harbor Mid Cap Value Fund
Administrative Class	4.71%	10.37%	15.18%	9.34%	11/01/2002	$24,414
Investor Class	4.68%	10.23%	15.05%	9.19%	11/01/2002	$24,088
Comparative Index
Russell Midcap® Value	3.83%	9.97%	14.57%	9.77%	—	$25,411

As stated in the Fund’s current prospectus, the expense ratios were 0.90% (Institutional Class); 1.15% (Administrative Class); and 1.27% (Investor Class). The expense ratios in the prospectus may differ from the actual expense ratios for the period disclosed within this report. The expense ratios shown in the prospectus are based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus.

Performance data shown represents past performance, which is no guarantee of future results. Current performance may be higher or lower than the past performance data shown. Investment returns and the value of an investment will fluctuate, and an investor’s shares, when sold, may be worth more or less than their original cost. You can obtain performance data current to the most recent month-end (available within seven business days after the most recent month-end) by calling 800-422-1050 or visiting harborfunds.com.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. From time to time, certain fees and/or expenses have been waived or reimbursed, which has resulted in higher returns. Without these waivers and reimbursements, the returns would have been lower.

a	Annualized.

b	Unannualized.

43

Harbor Mid Cap Value Fund

PORTFOLIO OF INVESTMENTS—April 30, 2015 (Unaudited)

Equity Holdings (% of net assets)

(Excludes net cash and short-term investments of 1.1%)

COMMON STOCKS—98.9%

Shares		Value (000s)
AEROSPACE & DEFENSE—1.8%
3,000	Engility Holdings Inc.*	$84
25,500	Huntington Ingalls Industries Inc.	3,355
11,400	Northrop Grumman Corp.	1,756
11,700	Orbital Atk Inc.	856
11,800	Raytheon Co.	1,227
37,300	Triumph Group Inc.	2,210
3,511	Vectrus Inc.*	90

		9,578

AIR FREIGHT & LOGISTICS—0.4%
39,000	Atlas Air Worldwide Holdings Inc.*	1,901

AIRLINES—1.2%
45,400	Alaska Air Group Inc.	2,908
161,000	JetBlue Airways Corp.*	3,306

		6,214

AUTO COMPONENTS—3.0%
118,200	American Axle & Manufacturing Holdings Inc.*	2,947
14,700	Autoliv Inc.	1,745
151,500	Goodyear Tire & Rubber Co.	4,297
40,200	Lear Corp.	4,463
25,200	TRW Automotive Holdings Corp.*	2,648

		16,100

AUTOMOBILES—0.4%
38,500	Harley-Davidson Inc.	2,164

BANKS—5.6%
83,600	Banco Latinoamericano de Comercio Exterior SA (PA)	2,656
98,700	CIT Group Inc.	4,445
157,600	Fifth Third Bancorp.	3,152
388,700	Huntington Bancshares Inc.	4,221
347,900	KeyCorp.	5,027
72,500	NBT Bancorp Inc.	1,751
4,800	PNC Financial Services Group Inc.	440
289,400	Regions Financial Corp.	2,845
118,200	SunTrust Banks Inc.	4,905

		29,442

BIOTECHNOLOGY—0.8%
9,900	Myriad Genetics Inc.*	327
25,700	United Therapeutics Corp.*	4,104

		4,431

CAPITAL MARKETS—1.2%
19,400	Ameriprise Financial Inc.	2,430
97,600	Investment Technology Group Inc.	2,781
13,400	State Street Corp.	1,033

		6,244

CHEMICALS—4.3%
32,500	Cabot Corp.	1,389
55,600	Celanese Corp.	3,690
13,800	CF Industries Holdings Inc.	3,967
63,000	Eastman Chemical Co.	4,802
179,900	Huntsman Corp.	4,147
71,100	Mosaic Co.	3,128
48,600	Olin Corp.	1,435

		22,558

COMMERCIAL SERVICES & SUPPLIES—1.6%
49,600	ADT Corp.	1,865
73,900	Brink’s Co.	1,956
136,300	Pitney Bowes Inc.	3,049

44

Harbor Mid Cap Value Fund

PORTFOLIO OF INVESTMENTS—Continued

COMMON STOCKS—Continued

Shares		Value (000s)
COMMERCIAL SERVICES & SUPPLIES—Continued
87,100	R.R. Donnelley & Sons Co.	$1,622

		8,492

COMMUNICATIONS EQUIPMENT—2.5%
384,200	Brocade Communications Systems Inc.	4,341
40,200	Harris Corp.	3,226
136,200	Juniper Networks Inc.	3,600
67,900	NETGEAR Inc.*	2,055

		13,222

CONSTRUCTION & ENGINEERING—0.2%
42,500	Tutor Perini Corp.*	901

CONSUMER FINANCE—1.0%
44,700	Discover Financial Services	2,592
75,900	Navient Corp.	1,483
23,100	Nelnet Inc.	1,034

		5,109

CONTAINERS & PACKAGING—1.9%
124,000	Avery Dennison Corp.	6,893
29,100	Owens-Illinois Inc.*	696
42,800	Rock-Tenn Co.	2,696

		10,285

ELECTRIC UTILITIES—4.2%
32,900	American Electric Power Co. Inc.	1,871
104,700	Edison International	6,380
69,300	Entergy Corp.	5,349
169,700	FirstEnergy Corp.	6,094
79,600	Portland General Electric Co.	2,799

		22,493

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS—3.3%
65,500	Avnet Inc.	2,792
132,800	Corning Inc.	2,780
397,800	Flextronics International Ltd. (SGP)*	4,585
30,800	Ingram Micro Inc.*	775
44,200	TE Connectivity Ltd. (SWS)	2,942
34,600	Tech Data Corp.*	1,950
154,200	Vishay Intertechnology Inc.	1,955

		17,779

ENERGY EQUIPMENT & SERVICES—1.9%
37,800	Atwood Oceanics Inc.	1,262
49,700	Ensco plc (UK)	1,356
17,000	Helmerich & Payne Inc.	1,325
136,300	Hercules Offshore Inc.*	110
47,300	National Oilwell Varco Inc.	2,574
94,400	Noble Corp. plc (UK)	1,634
21,633	Paragon Offshore plc (UK)	39
61,700	Superior Energy Services Inc.	1,573

		9,873

FOOD & STAPLES RETAILING—0.9%
42,333	Kroger Co.	2,917
195,800	SUPERVALU Inc.*	1,721

		4,638

FOOD PRODUCTS—3.1%
28,500	Archer Daniels Midland Co.	1,393
31,800	Bunge Ltd. (BM)	2,747
74,900	Cal-Maine Foods Inc.	3,349
67,500	ConAgra Foods Inc.	2,440
46,200	Fresh Del Monte Produce Inc.	1,706
23,200	Ingredion Inc.	1,842
FOOD PRODUCTS—Continued
300	Seaboard Corp.*	1,080
49,000	Tyson Foods Inc.	1,935

		16,492

HEALTH CARE EQUIPMENT & SUPPLIES—0.2%
9,800	Zimmer Holdings Inc.	1,076

HEALTH CARE PROVIDERS & SERVICES—4.4%
22,400	Aetna Inc.	2,394
17,000	Chemed Corp.	1,959
56,700	CIGNA Corp.	7,067
70,300	HealthSouth Corp.	3,179
85,468	Quest Diagnostics Inc.	6,104
97,800	Select Medical Holdings Corp.	1,423
71,311	Triple-S Management Corp. (PRI)*	1,335

		23,461

HOTELS, RESTAURANTS & LEISURE—0.5%
44,400	Brinker International Inc.	2,458

HOUSEHOLD DURABLES—1.4%
59,500	Ryland Group Inc.	2,453
27,600	Whirlpool Corp.	4,846

		7,299

INDEPENDENT POWER & RENEWABLE ELECTRICITY PRODUCERS—0.7%
296,100	AES Corp.	3,923

INSURANCE—10.7%
17,800	Aflac Inc.	1,122
41,200	Allied World Assurance Co. Holdings AG (SWS)	1,695
15,600	Allstate Corp.	1,087
25,100	American Equity Investment Life Holding Co.	676
47,574	American Financial Group Inc.	3,007
41,500	AmTrust Financial Services Inc.	2,468
36,300	Aspen Insurance Holdings Ltd. (BM)	1,696
51,900	Axis Capital Holdings Ltd. (BM)	2,702
77,100	Endurance Specialty Holdings Ltd. (BM)	4,655
24,300	Everest Re Group Ltd. (BM)	4,348
150,800	Hartford Financial Services Group Inc.	6,148
46,134	Horace Mann Educators Corp.	1,567
77,000	Lincoln National Corp.	4,350
133,300	Maiden Holdings Ltd. (BM)	1,937
19,000	PartnerRe Ltd. (BM)	2,432
46,000	Principal Financial Group Inc.	2,352
33,000	StanCorp Financial Group Inc.	2,379
80,741	Universal Insurance Holdings Inc.	1,939
101,700	Unum Group	3,474
77,600	Validus Holdings Ltd. (BM)	3,246
89,700	XL Group plc (IE)	3,326

		56,606

INTERNET SOFTWARE & SERVICES—0.3%
190,700	Dhi Group Inc.*	1,449

IT SERVICES—3.4%
74,000	Amdocs Ltd.	4,075
110,756	Convergys Corp.	2,512
228,100	Western Union Co.	4,626
584,900	Xerox Corp.	6,726

		17,939

LEISURE PRODUCTS—0.6%
154,461	Smith & Wesson Holding Corp.*	2,296
23,400	Vista Outdoor Inc.*	1,024

		3,320

45

Harbor Mid Cap Value Fund

PORTFOLIO OF INVESTMENTS—Continued

COMMON STOCKS—Continued

Shares		Value (000s)
MACHINERY—3.9%
42,500	AGCO Corp.	$2,189
112,100	Briggs & Stratton Corp.	2,192
161,900	Meritor Inc.*	2,124
60,200	Oshkosh Corp.	3,241
28,600	Parker Hannifin Corp.	3,414
55,300	Timken Co.	2,173
74,200	Trinity Industries Inc.	2,010
223,900	Wabash National Corp.*	3,139

		20,482

MEDIA—1.0%
56,159	EW Scripps Co.	1,308
52,900	Gannett Co. Inc.	1,815
21,157	Journal Media Group Inc.*	197
55,200	Starz*	2,171

		5,491

METALS & MINING—0.6%
9,200	Cliffs Natural Resources Inc.	55
22,400	Reliance Steel & Aluminum Co.	1,450
69,200	United States Steel Corp.	1,662

		3,167

MULTILINE RETAIL—3.5%
33,600	Dillard’s Inc.	4,421
102,200	Kohl’s Corp.	7,323
102,800	Macy’s Inc.	6,644

		18,388

MULTI-UTILITIES—3.6%
124,800	Ameren Corp.	5,109
55,900	Avista Corp.	1,823
202,500	Public Service Enterprise Group Inc.	8,412
72,000	SCANA Corp.	3,815

		19,159

OIL, GAS & CONSUMABLE FUELS—3.3%
53,500	Energy XXI Ltd. (BM)	234
19,500	Hess Corp.	1,499
39,500	Marathon Oil Corp.	1,228
49,200	Marathon Petroleum Corp.	4,850
36,500	Murphy Oil Corp.	1,738
57,800	Tesoro Corp.	4,961
54,200	Valero Energy Corp. plc	3,084

		17,594

PAPER & FOREST PRODUCTS—0.8%
98,600	Domtar Corp.	4,262

PERSONAL PRODUCTS—0.2%
8,400	USANA Health Sciences Inc.*	955

PHARMACEUTICALS—0.4%
34,400	Lannett Co. Inc.*	1,978

REAL ESTATE INVESTMENT TRUSTS (REITs)—10.8%
242,900	Annaly Capital Management Inc.	2,446
181,700	Brandywine Realty Trust	2,649
97,600	Capstead Mortgage Corp.	1,137
286,300	CBL & Associates Properties Inc.	5,156
54,200	Digital Realty Trust Inc.	3,437
148,500	DuPont Fabros Technology Inc.	4,626
REAL ESTATE INVESTMENT TRUSTS (REITs)—Continued
110,900	Equity Commonwealth*	2,796
498,900	Hersha Hospitality Trust	3,208
158,100	Hospitality Properties Trust	4,756
104,800	Inland Real Estate Corp.	1,078
89,300	Lexington Realty Trust	828
202,700	MFA Financial Inc.	1,575
91,600	OMEGA Healthcare Investors Inc.	3,306
61,100	PennyMac Mortgage Investment Trust	1,280
276,077	Piedmont Office Realty Trust Inc.	4,826
217,400	Rouse Properties Inc.	3,798
43,500	Select Income REIT	1,009
193,900	Senior Housing Properties Trust	3,969
162,500	Summit Hotel Properties Inc.	2,140
139,597	Sunstone Hotel Investors Inc.	2,175
121,000	Two Harbors Investment Corp.	1,270

		57,465

ROAD & RAIL—0.5%
74,200	ArcBest Corp.	2,649

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT—1.3%
647,500	Amkor Technology Inc.*	4,552
76,500	Omnivision Technologies Inc.*	2,134

		6,686

SOFTWARE—1.3%
76,300	CA Inc.	2,424
179,100	Symantec Corp.	4,464

		6,888

SPECIALTY RETAIL—2.5%
69,500	Finish Line Inc.	1,705
37,400	Foot Locker Inc.	2,224
53,400	GameStop Corp.	2,058
138,900	Gap Inc.	5,506
23,700	Outerwall Inc.	1,574
20,500	RadioShack Corp.*	3

		13,070

TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS—3.0%
32,500	Lexmark International Inc.	1,443
65,160	NetApp Inc.	2,362
115,600	QLogic Corp.*	1,699
68,400	Seagate Technology plc (IE)	4,016
65,200	Western Digital Corp.	6,373

		15,893

THRIFTS & MORTGAGE FINANCE—0.7%
72,700	Home Loan Servicing Solutions Ltd.	49
63,100	Radian Group Inc.	1,127
116,000	Washington Federal Inc.	2,506

		3,682

TOBACCO—0.0%
5,300	Universal Corp.	249

TOTAL COMMON STOCKS (Cost $469,449)		523,505

46

Harbor Mid Cap Value Fund

PORTFOLIO OF INVESTMENTS—Continued

SHORT-TERM INVESTMENTS—1.9%
(Cost $10,267)
Principal Amount (000s)		Value (000s)
REPURCHASE AGREEMENTS
$10,267	Repurchase Agreement with State Street Corp. dated April 30, 2015 due May 01, 2015 at 0.000% collateralized by U.S. Treasury Bonds (market value $10,474)	$10,267

TOTAL INVESTMENTS—100.8% (Cost $479,716)		533,772

CASH AND OTHER ASSETS, LESS LIABILITIES—(0.8)%		(4,384)

TOTAL NET ASSETS—100.0%		$529,388

FAIR VALUE MEASUREMENTS

Repurchase Agreements valued at $10,267 are classified as Level 2. All other holdings at April 30, 2015 (as disclosed in the preceding Portfolio of Investments) are classified as Level 1. There were no Level 3 holdings at October 31, 2014 or April 30, 2015 and no transfers between levels during the period.

For more information on valuation inputs and their aggregation into the levels identified above, please refer to the Fair Value Measurements and Disclosures in Note 2 of the accompanying Notes to Financial Statements.

*	Non-income producing security.

BM	Bermuda.

IE	Ireland.

PA	Panama.

PRI	Puerto Rico.

SGP	Singapore.

SWS	Switzerland.

UK	United Kingdom.

The accompanying notes are an integral part of the Financial Statements.

47

Harbor Small Cap Value Fund

MANAGER’S COMMENTARY (Unaudited)

SUBADVISER

EARNEST Partners LLC

1180 Peachtree Street NE Suite 2300

Atlanta, GA 30309

PORTFOLIO MANAGER

Paul Viera

Since 2001

EARNEST Partners

has subadvised the Fund since

its inception in 2001.

INVESTMENT OBJECTIVE

The Fund seeks long-term total return.

PRINCIPAL STYLE CHARACTERISTICS

Small cap value stocks

Paul Viera

Management’s Discussion of

Fund Performance

MARKET REVIEW

Equity markets were volatile to start off calendar year 2015 after a positive final two months of 2014. The U.S. small cap value market ended the fiscal first half in positive territory, with the Russell 2000® Value Index rising 2.05% for the six months ended April 30, 2015. Investors remained cautiously optimistic during the beginning of 2015 as the Federal Reserve continued to contemplate the timing and magnitude of future interest rate hikes amid a modestly improving economic backdrop.

The U.S. economy continued to push forward, albeit with some deceleration. GDP growth for the fourth quarter of 2014 was 2.2%, yet dropped to 0.2% for the first quarter of 2015. Similar to the first quarter of 2014, a prolonged winter with record levels of cold and snow in several parts of the U.S. impacted everything from retail sales to housing starts. Additionally, a labor dispute at ports on the West Coast impacted trade and retail inventory. Job growth slowed as a result, with 189,000 new jobs in March, following an average of over 255,000 new jobs added in each of the prior four months.

Oil prices continued to decline. The U.S. and Iran continued discussions around a nuclear pact that would remove sanctions on the Middle Eastern country subject to formal agreement by the end of June. These negotiations, along with worldwide economic weakness, pressured oil prices. U.S. energy companies responded to sinking prices by sharply reducing orders for equipment. Lower gasoline prices, rising disposable income, and declining unemployment contributed to higher levels of consumer confidence.

The Federal Reserve indicated that it will remain supportive of the economy and wants to see further labor market improvement and inflation closer to its 2% target before raising interest rates. The Fed also indicated that it plans to increase rates at a slower pace relative to past recoveries, citing the still delicate, although improving, state of the economy. Meanwhile, the yield on the 10-year U.S. Treasury note continued to decline, finishing the period at 2% after falling to as low as 1.6%. Despite the decline, absolute levels of interest rates in the U.S. remained significantly higher than those in other developed markets such as Germany and Japan, with 10-year yields of less than 0.5%.

PERFORMANCE

Harbor Small Cap Value Fund returned 3.94% (Institutional Class), 3.81% (Administrative Class), and 3.75% (Investor Class) for the six months ended April 30, 2015, outperforming the broader small cap value market, as represented by the 2.05% return of the Russell 2000® Value Index. The outperformance was driven primarily by stock selection.

Boosted by acquisition activity and robust earnings growth, Heath Care was the best-performing sector for both the index and the Fund. Utilities did well for the total period as investors sought out dividend yield given the low-interest-rate environment, but trailed in the last few months as the prospect of rate increases reversed some of the sector’s gains. Performance for the Fund was driven by positive stock selection in nearly all sectors, with particularly strong performance in the Consumer Discretionary, Information Technology, and Financials spaces.

Financials holding Stifel Financial provides retail and institutional brokerage services that include investment banking, private wealth management, and financial planning. In an

48

Harbor Small Cap Value Fund

MANAGER’S COMMENTARY—Continued

TOP TEN HOLDINGS (% of net assets)
Hexcel Corp.	3.8%
Snap-on Inc.	2.9%
EnerSys	2.8%
MEDNAX Inc.	2.7%
Valspar Corp.	2.7%
Global Payments Inc.	2.6%
Bristow Group Inc.	2.5%
Cantel Medical Corp.	2.4%
Franklin Electric Co. Inc.	2.4%
Life Time Fitness Inc.	2.4%

effort to bolster the firm’s independent adviser channel, Stifel announced plans to acquire Sterne Agee, a financial services firm that specializes in institutional investment and wealth-management services. The merger is expected to boost annual revenue by over $300 million and add 600 independent financial advisers to Stifel’s existing base. The move was viewed positively by investors and shares rose 11% in the fiscal first half. We believe that financial advisers will continue to be attracted to the firm’s platform, which provides the freedom to run their own advisory businesses while also providing the support of a large corporation. Stifel’s private wealth-management business, which is driven mainly by financial advisers, has been gaining market share from larger competitors. Our view is that this trend should carry forward as Stifel’s management team is committed to driving growth via focused expansion of the firm’s advisory force.

Industrials holding Snap-On is a leading developer, manufacturer, and marketer of hand tools and diagnostic solutions for professional tool users. The company’s products and services include power tools, information and management systems, and shop equipment used in industries such as auto repair, agriculture, and aerospace. Shares rose 14% following better-than-expected earnings and ongoing fundamental improvements. Snap-On has benefited from higher demand in critical industries, as well as growth within its European hand-tool business. Management continued to pursue growth opportunities by enhancing its franchise-dealer-van network, further penetrating existing repair-shop markets with new product offerings, and expanding into emerging markets. We believe that the company should also benefit from further margin expansion stemming from restructuring efforts that have been put in place over the past several years.

OUTLOOK AND STRATEGY

As of April 30, 2015, the Fund was overweight in the Industrials, Energy, Health Care, Information Technology, Materials, and Telecommunications sectors and was underweight in Financials, Utilities, Consumer Staples, and Consumer Discretionary. These weightings are an outgrowth of our fundamental, bottom-up stock selection process.

In managing Harbor Small Cap Value Fund, we seek companies with share prices that we believe do not fully reflect their earnings-growth outlook. Going forward, we will continue to employ our three-step investment methodology: screen the broad universe to identify stocks that are best positioned to outperform; measure and manage downside risk to the benchmark; and perform in-depth, thorough, fundamental research to find what we believe are the best stocks to include in the Fund.

This report contains the current opinions of EARNEST Partners LLC at the time of its publication and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.

Stocks of small cap companies pose special risks, including possible illiquidity and greater price volatility than stocks of larger, more established companies. Equity securities, such as common stocks, are affected by company specific events and by movements in the overall stock markets in which those securities principally trade. An adverse company specific event, or downturn in those stock markets, can depress the value of a particular company’s equity securities. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.

49

Harbor Small Cap Value Fund

FUND SUMMARY—April 30, 2015 (Unaudited)

INSTITUTIONAL CLASS

Fund #	2022

Cusip	411511843

Ticker	HASCX

Inception Date	12/14/2001

Net Expense Ratio	0.84%[a]

Total Net Assets (000s)	$838,488

ADMINISTRATIVE CLASS

Fund #	2222

Cusip	411511710

Ticker	HSVRX

Inception Date	11/01/2002

Net Expense Ratio	1.09%[a]

Total Net Assets (000s)	$1,391

INVESTOR CLASS

Fund #	2422

Cusip	411511694

Ticker	HISVX

Inception Date	11/01/2002

Net Expense Ratio	1.21%[a]

Total Net Assets (000s)	$17,811

a	Annualized.

b	Unannualized.

PORTFOLIO STATISTICS

	Portfolio		Benchmark

Weighted Average Market Cap (MM)	$3,531		$1,780

Price/Earning Ratio (P/E)	22.6x		23.1x

Price/Book Ratio (P/B)	2.7x		1.7x

Beta vs. Russell 2000® Value Index	0.95		1.00

Portfolio Turnover (6-Month Period Ended 04/30/2015)	6%	[b]	N/A

SECTOR ALLOCATION (% of investments)

(Excludes cash and short-term investments)

50

Harbor Small Cap Value Fund

FUND PERFORMANCE SUMMARY (Unaudited)

Institutional Class

CHANGE IN A $50,000 INVESTMENT

For the period 05/01/2005 through 04/30/2015

The graph compares a $50,000 investment in the Fund with the performance of the Russell 2000® Value Index. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

Total Returns For the periods ended 04/30/2015
Harbor Small Cap Value Fund
Institutional Class	3.94%	10.88%	12.97%	7.82%	12/14/2001	$106,203
Comparative Index
Russell 2000® Value	2.05%	4.89%	10.55%	7.87%	—	$106,666

Administrative and Investor Classes

CHANGE IN A $10,000 INVESTMENT

For the period 05/01/2005 through 04/30/2015

The graph compares a $10,000 investment in the Fund with the performance of the Russell 2000® Value Index. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

Total Returns For the periods ended 04/30/2015
Harbor Small Cap Value Fund
Administrative Class	3.81%	10.64%	12.69%	7.55%	11/01/2002	$20,713
Investor Class	3.75%	10.52%	12.55%	7.41%	11/01/2002	$20,444
Comparative Index
Russell 2000® Value	2.05%	4.89%	10.55%	7.87%	—	$21,333

As stated in the Fund’s current prospectus, the expense ratios were 0.85% (Institutional Class); 1.10% (Administrative Class); and 1.22% (Investor Class). The expense ratios in the prospectus may differ from the actual expense ratios for the period disclosed within this report. The expense ratios shown in the prospectus are based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus.

Performance data shown represents past performance, which is no guarantee of future results. Current performance may be higher or lower than the past performance data shown. Investment returns and the value of an investment will fluctuate, and an investor’s shares, when sold, may be worth more or less than their original cost. You can obtain performance data current to the most recent month-end (available within seven business days after the most recent month-end) by calling 800-422-1050 or visiting harborfunds.com.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. From time to time, certain fees and/or expenses have been waived or reimbursed, which has resulted in higher returns. Without these waivers and reimbursements, the returns would have been lower.

a	Annualized.

b	Unannualized.

51

Harbor Small Cap Value Fund

PORTFOLIO OF INVESTMENTS—April 30, 2015 (Unaudited)

Equity Holdings (% of net assets)

(Excludes net cash and short-term investments of 2.3%)

COMMON STOCKS—97.7%

Shares		Value (000s)
AEROSPACE & DEFENSE—7.6%
649,555	Hexcel Corp.	$32,575
219,688	Moog Inc.*	15,352
167,167	Teledyne Technologies Inc.*	17,548

		65,475

BANKS—2.5%
440,589	Trustmark Corp.	10,486
298,620	United Bankshares Inc.	11,222

		21,708

CAPITAL MARKETS—5.4%
306,723	Eaton Vance Corp.	12,600
318,323	Raymond James Financial Inc.	17,995
301,742	Stifel Financial Corp.*	15,944

		46,539

CHEMICALS—5.2%
205,777	Cabot Corp.	8,795
194,355	Scotts Miracle-Gro Co.*	12,538
284,985	Valspar Corp.	23,112

		44,445

CONSUMER FINANCE—1.7%
404,045	Cash America International Inc.	10,473
217,750	Enova International Inc.*	4,030

		14,503

ELECTRICAL EQUIPMENT—5.2%
350,560	EnerSys	23,803
578,696	Franklin Electric Co. Inc.	20,926

		44,729

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS—9.5%
540,548	Checkpoint Systems Inc.*	5,600
212,013	Coherent Inc.*	12,721
487,991	FLIR Systems Inc.	15,074
247,122	Itron Inc.*	8,862
166,193	Littelfuse Inc.	16,285
183,900	OSI Systems Inc.*	12,360
499,292	Sanmina Corp.*	10,150

		81,052

ENERGY EQUIPMENT & SERVICES—5.9%
337,671	Bristow Group Inc.	20,980
156,605	Core Laboratories NV	20,559
924,608	Newpark Resources Inc.*	9,486

		51,025

GAS UTILITIES—3.5%
237,934	South Jersey Industries Inc.	12,551
317,268	WGL Holdings Inc.	17,453

		30,004

HEALTH CARE EQUIPMENT & SUPPLIES—2.4%
463,322	Cantel Medical Corp.	20,752

HEALTH CARE PROVIDERS & SERVICES—7.1%
286,010	Centene Corp.*	17,730
323,914	MEDNAX Inc.*	22,927
343,045	Molina Healthcare Inc.*	20,318

		60,975

HOTELS, RESTAURANTS & LEISURE—2.4%
291,520	Life Time Fitness Inc.*	20,844

HOUSEHOLD DURABLES—1.6%
311,165	Meritage Homes Corp.*	13,309

INSURANCE—7.2%
608,134	American Equity Investment Life Holding Co.	16,389
308,774	Horace Mann Educators Corp.	10,489
207,055	Reinsurance Group of America Inc.	18,971
198,389	State Auto Financial Corp.	4,686
378,715	United Fire Group Inc.	11,312

		61,847

IT SERVICES—2.6%
219,250	Global Payments Inc.	21,986

52

Harbor Small Cap Value Fund

PORTFOLIO OF INVESTMENTS—Continued

COMMON STOCKS—Continued

Shares		Value (000s)
MACHINERY—8.8%
252,159	Albany International Corp.	$9,885
360,610	Altra Industrial Motion Corp.	9,509
1,563,370	Mueller Water Products Inc.	14,633
167,645	Snap-on Inc.	25,071
411,706	Timken Co.	16,176

		75,274

METALS & MINING—0.5%
138,882	TimkenSteel Corp.	4,054

OIL, GAS & CONSUMABLE FUELS—0.6%
109,178	ONEOK Inc.	5,251

REAL ESTATE INVESTMENT TRUSTS (REITs)—2.7%
833,923	First Potomac Realty Trust	8,940
1,007,968	Medical Properties Trust Inc.	14,091

		23,031

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT—7.7%
336,469	Cabot Microelectronics Corp.*	15,915
1,345,484	Entegris Inc.*	17,909
803,754	Fairchild Semiconductor International Inc.*	14,600
346,825	Monolithic Power Systems Inc.	17,976

		66,400

SOFTWARE—0.8%
382,040	Epiq Systems Inc.	6,842

THRIFTS & MORTGAGE FINANCE—0.9%
583,925	Astoria Financial Corp.	7,690

TRADING COMPANIES & DISTRIBUTORS—4.1%
326,395	CAI International Inc.*	7,775
325,332	GATX Corp.	17,698
250,411	TAL International Group Inc.*	9,651

		35,124

WIRELESS TELECOMMUNICATION SERVICES—1.8%
131,295	SBA Communications Corp.*	15,207

TOTAL COMMON STOCKS (Cost $586,651)		838,066

SHORT-TERM INVESTMENTS—2.3%
(Cost $19,729)
Principal Amount (000s)
REPURCHASE AGREEMENTS
$19,729	Repurchase Agreement with State Street Corp. dated April 30, 2015 due May 01, 2015 at 0.000% collateralized by U.S. Treasury Bonds (market value $20,129)	19,729

TOTAL INVESTMENTS—100.0% (Cost $606,380)		857,795

CASH AND OTHER ASSETS, LESS LIABILITIES—0.0%		(105)

TOTAL NET ASSETS—100.0%		$857,690

FAIR VALUE MEASUREMENTS

Repurchase Agreements valued at $19,729 are classified as Level 2. All other holdings at April 30, 2015 (as disclosed in the preceding Portfolio of Investments) are classified as Level 1. There were no Level 3 holdings at October 31, 2014 or April 30, 2015 and no transfers between levels during the period.

For more information on valuation inputs and their aggregation into the levels identified above, please refer to the Fair Value Measurements and Disclosures in Note 2 of the accompanying Notes to Financial Statements.

*	Non-income producing security.

The accompanying notes are an integral part of the Financial Statements.

53

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54

Harbor Domestic Equity Funds

STATEMENTS OF ASSETS AND LIABILITIES—April 30, 2015 (Unaudited)

(All amounts in thousands, except per share amounts)

	Harbor Capital Appreciation Fund	Harbor Mid Cap Growth Fund	Harbor Small Cap Growth Fund	Harbor Small Cap Growth Opportunities Fund	Harbor Large Cap Value Fund	Harbor Mid Cap Value Fund	Harbor Small Cap Value Fund
ASSETS
Investments, at identified cost *	$16,532,154	$628,702	$481,429	$159,743	$197,417	$479,716	$606,380
Investments, at value	$26,510,540	$704,694	$612,718	$154,502	$247,805	$523,505	$838,066
Repurchase agreements	194,030	31,635	15,862	6,954	13,682	10,267	19,729
Cash	1	1	1	—	1	—	—
Receivables for:
Investments sold	154,441	1,387	11,662	1,677	—	—	176
Foreign currency spot contracts	—	1	—	—	—	—	—
Capital shares sold	41,530	4,659	234	476	345	885	665
Dividends	11,045	151	157	—	355	442	475
Withholding tax	1,456	—	—	—	—	—	—
Prepaid registration fees	42	25	19	14	19	37	27
Prepaid fund insurance	64	2	2	—	1	1	2
Other assets	645	28	24	5	16	5	36
Total Assets	26,913,794	742,583	640,679	163,628	262,224	535,142	859,176
LIABILITIES
Payables for:
Investments purchased	211,865	3,959	2,876	7,649	—	4,820	329
Capital shares reacquired	15,864	2,887	99	29	536	482	456
Accrued expenses:
Management fees	12,263	457	409	99	129	328	537
12b-1 fees	543	87	4	1	9	36	4
Transfer agent fees	1,572	42	36	8	15	42	46
Trustees’ fees and expenses	105	3	3	—	1	1	3
Other	2,025	86	49	13	32	45	111
Total Liabilities	244,237	7,521	3,476	7,799	722	5,754	1,486
NET ASSETS	$26,669,557	$735,062	$637,203	$155,829	$261,502	$529,388	$857,690
Net Assets Consist of:
Paid-in capital	$15,413,559	$585,527	$441,265	$151,483	$188,294	$471,290	$577,457
Accumulated undistributed net investment income/(loss)	17,414	(2,502)	(975)	(295)	1,049	2,022	662
Accumulated net realized gain/(loss)	1,066,196	44,411	49,762	2,928	8,089	2,020	28,156
Unrealized appreciation/(depreciation) of investments and translation of assets and liabilities in foreign currencies	10,172,388	107,626	147,151	1,713	64,070	54,056	251,415
	$26,669,557	$735,062	$637,203	$155,829	$261,502	$529,388	$857,690
NET ASSET VALUE PER SHARE BY CLASS
Institutional Class
Net assets	$24,050,556	$312,289	$620,720	$152,429	$217,880	$356,382	$838,488
Shares of beneficial interest[1]	384,581	30,353	42,577	13,922	17,879	16,988	30,783
Net asset value per share[2]	$62.54	$10.29	$14.58	$10.95	$12.19	$20.98	$27.24
Administrative Class
Net assets	$655,759	$387,870	$753	$2,495	$23,598	$25,275	$1,391
Shares of beneficial interest[1]	10,597	38,883	54	229	1,938	1,195	51
Net asset value per share[2]	$61.88	$9.98	$13.94	$10.92	$12.18	$21.14	$27.14
Investor Class
Net assets	$1,963,242	$34,903	$15,730	$905	$20,024	$147,731	$17,811
Shares of beneficial interest[1]	32,095	3,577	1,169	83	1,630	7,056	667
Net asset value per share[2]	$61.17	$9.76	$13.46	$10.89	$12.28	$20.94	$26.69

*	Including repurchase agreements and short-term investments.

1	Par value $0.01 (unlimited authorizations).

2	Per share amounts can be recalculated to the amounts disclosed herein when total net assets and shares of beneficial interest are not rounded to thousands.

The accompanying notes are an integral part of the Financial Statements.

55

Harbor Domestic Equity Funds

STATEMENTS OF OPERATIONS—Six Months Ended April 30, 2015 (Unaudited)

(All amounts in thousands)

	Harbor Capital Appreciation Fund	Harbor Mid Cap Growth Fund	Harbor Small Cap Growth Fund	Harbor Small Cap Growth Opportunities Fund	Harbor Large Cap Value Fund	Harbor Mid Cap Value Fund	Harbor Small Cap Value Fund
Investment Income
Dividends	$111,636	$1,776	$1,997	$211	$2,483	$5,217	$4,682
Net securities lending income	43	—	—	—	—	—	—
Interest	—	9	—	—	—	—	—
Foreign taxes withheld	(1,816)	(22)	—	(3)	(30)	—	(24)
Total Investment Income	109,863	1,763	1,997	208	2,453	5,217	4,658
Operating Expenses
Management fees	76,376	2,655	2,342	415	747	1,572	2,836
12b-1 fees:
Administrative Class	787	464	1	1	28	25	4
Investor Class	2,397	44	18	2	25	151	22
Shareholder communications	801	18	9	—	3	18	36
Custodian fees	317	41	21	38	11	26	16
Transfer agent fees:
Institutional Class	7,074	93	188	34	64	86	227
Administrative Class	194	115	—	—	7	6	1
Investor Class	1,742	32	13	2	18	110	16
Professional fees	202	6	5	1	2	10	6
Trustees’ fees and expenses	263	8	7	1	2	4	8
Registration fees	93	23	23	32	22	32	32
Miscellaneous	101	7	7	4	5	6	7
Total expenses	90,347	3,506	2,634	530	934	2,046	3,211
Management fees waived	(4,078)	—	—	—	—	—	—
Transfer agent fees waived	(283)	(8)	(7)	(1)	(3)	(5)	(9)
Other expenses reimbursed	—	—	—	(26)	(20)	—	—
Custodial expense reductions	(1)	—	—	—	—	—	—
Net expenses	85,985	3,498	2,627	503	911	2,041	3,202
Net Investment Income/(Loss)	23,878	(1,735)	(630)	(295)	1,542	3,176	1,456
Realized and Change in Net Unrealized Gain/(Loss) on Investment Transactions
Net realized gain/(loss) on:
Investments	1,158,331	46,818	51,157	3,224	9,203	1,900	29,561
Foreign currency transactions	(109)	(13)	—	—	(1)	—	—
Change in net unrealized appreciation/(depreciation) on:
Investments	662,381	3,569	11,021	(111)	6,216	11,259	(5,253)
Translations of assets and liabilities in foreign currencies	17	2	—	—	1	—	—
Net gain/(loss) on investment transactions	1,820,620	50,376	62,178	3,113	15,419	13,159	24,308
Net Increase/(Decrease) in Net Assets Resulting from Operations	$1,844,498	$48,641	$61,548	$2,818	$16,961	$16,335	$25,764

The accompanying notes are an integral part of the Financial Statements.

56

Harbor Domestic Equity Funds

STATEMENTS OF CHANGES IN NET ASSETS

(All amounts in thousands)

	Harbor Capital Appreciation Fund		Harbor Mid Cap Growth Fund		Harbor Small Cap Growth Fund
	November 1, 2014 through April 30, 2015	November 1, 2013 through October 31, 2014	November 1, 2014 through April 30, 2015	November 1, 2013 through October 31, 2014	November 1, 2014 through April 30, 2015	November 1, 2013 through October 31, 2014
INCREASE/(DECREASE) IN NET ASSETS	(Unaudited)		(Unaudited)		(Unaudited)
Operations:
Net investment income/(loss)	$23,878	$16,958	$(1,735)	$(3,731)	$(630)	$(1,883)
Net realized gain/(loss) on investments	1,158,222	1,755,868	46,805	131,783	51,157	107,103
Change in net unrealized appreciation/(depreciation) of investments	662,398	1,865,702	3,571	(24,105)	11,021	(28,149)
Net increase/(decrease) in assets resulting from operations	1,844,498	3,638,528	48,641	103,947	61,548	77,071
Distributions to Shareholders
Net investment income:
Institutional Class	(17,426)	(15,907)	—	—	—	1
Administrative Class	—	—	—	—	—	—
Investor Class	—	—	—	—	—	—
Net realized gain on investments:
Institutional Class	(1,362,695)	(609,875)	(48,715)	(50,232)	(87,734)	(79,831)
Administrative Class	(40,498)	(19,050)	(59,287)	(64,976)	(103)	(92)
Investor Class	(115,034)	(56,815)	(5,792)	(5,715)	(2,245)	(3,394)
Total distributions to shareholders	(1,535,653)	(701,647)	(113,794)	(120,923)	(90,082)	(83,316)
Net Increase/(Decrease) Derived from Capital Share Transactions	1,335,973	327,523	71,446	(21,916)	47,345	(1,503)
Net increase/(decrease) in net assets	1,644,818	3,264,404	6,293	(38,892)	18,811	(7,748)
Net Assets
Beginning of period	25,024,739	21,760,335	728,769	767,661	618,392	626,140
End of period*	$26,669,557	$25,024,739	$735,062	$728,769	$637,203	$618,392
* Includes accumulated undistributed net investment income/(loss) of:	$17,414	$10,962	$(2,502)	$(767)	$(975)	$(345)

a	Commencement of operations.

The accompanying notes are an integral part of the Financial Statements.

57

Harbor Small Cap Growth Opportunities Fund		Harbor Large Cap Value Fund		Harbor Mid Cap Value Fund		Harbor Small Cap Value Fund
November 1, 2014 through April 30, 2015	February 1, 2014[a] through October 31, 2014	November 1, 2014 through April 30, 2015	November 1, 2013 through October 31, 2014	November 1, 2014 through April 30, 2015	November 1, 2013 through October 31, 2014	November 1, 2014 through April 30, 2015	November 1, 2013 through October 31, 2014
(Unaudited)		(Unaudited)		(Unaudited)		(Unaudited)

$(295)	$(119)	$1,542	$2,783	$3,176	$2,325	$1,456	$1,843
3,224	153	9,202	20,500	1,900	6,118	29,561	27,355

(111)	1,824	6,217	5,611	11,259	18,654	(5,253)	34,941

2,818	1,858	16,961	28,894	16,335	27,097	25,764	64,139

—	—	(1,270)	(2,274)	(2,051)	(938)	(1,525)	(866)
—	—	(105)	(153)	(132)	(37)	—	—
—	—	(92)	(110)	(743)	(253)	—	—

(321)	—	(12,992)	—	(1,379)	—	(23,533)	(78,923)
(1)	—	(1,357)	—	(107)	—	(129)	(1,842)
(8)	—	(1,271)	—	(671)	—	(601)	(2,726)
(330)	—	(17,087)	(2,537)	(5,083)	(1,228)	(25,788)	(84,357)

93,484	57,999	17,916	12,586	216,390	170,907	125,508	203,316
95,972	59,857	17,790	38,943	227,642	196,776	125,484	183,098

59,857	—	243,712	204,769	301,746	104,970	732,206	549,108
$155,829	$59,857	$261,502	$243,712	$529,388	$301,746	$857,690	$732,206

$(295)	$—	$1,049	$974	$2,022	$1,772	$662	$731

58

Harbor Domestic Equity Funds

STATEMENTS OF CHANGES IN NET ASSETS—CAPITAL STOCK ACTIVITY

(All amounts in thousands)

	Harbor Capital Appreciation Fund		Harbor Mid Cap Growth Fund		Harbor Small Cap Growth Fund
	November 1, 2014 through April 30, 2015	November 1, 2013 through October 31, 2014	November 1, 2014 through April 30, 2015	November 1, 2013 through October 31, 2014	November 1, 2014 through April 30, 2015	November 1, 2013 through October 31, 2014
	(Unaudited)		(Unaudited)		(Unaudited)
AMOUNT ($)
Institutional Class
Net proceeds from sale of shares	$2,122,256	$3,928,001	$30,448	$58,686	$21,992	$60,651
Reinvested distributions	1,244,437	567,665	44,858	42,529	84,420	79,239
Cost of shares reacquired	(2,129,105)	(3,964,601)	(41,483)	(113,076)	(61,533)	(132,533)
Net increase/(decrease) in net assets	$1,237,588	$531,065	$33,823	$(11,861)	$44,879	$7,357
Administrative Class
Net proceeds from sale of shares	$147,553	$170,506	$40,996	$66,064	$103	$308
Reinvested distributions	39,175	17,667	59,282	64,971	103	92
Cost of shares reacquired	(119,284)	(289,016)	(63,097)	(144,294)	(70)	(378)
Net increase/(decrease) in net assets	$67,444	$(100,843)	$37,181	$(13,259)	$136	$22
Investor Class
Net proceeds from sale of shares	$323,552	$533,477	$2,788	$15,864	$1,586	$2,402
Reinvested distributions	112,162	55,284	5,754	5,686	2,244	3,394
Cost of shares reacquired	(404,773)	(691,460)	(8,100)	(18,346)	(1,500)	(14,678)
Net increase/(decrease) in net assets	$30,941	$(102,699)	$442	$3,204	$2,330	$(8,882)
SHARES
Institutional Class
Shares sold	34,663	67,993	3,004	5,330	1,503	4,070
Shares issued due to reinvestment of distributions	21,186	10,403	4,649	4,113	6,180	5,561
Shares reacquired	(34,838)	(68,834)	(4,115)	(10,160)	(4,163)	(8,817)
Net increase/(decrease) in shares outstanding	21,011	9,562	3,538	(717)	3,520	814
Beginning of period	363,570	354,008	26,815	27,532	39,057	38,243
End of period	384,581	363,570	30,353	26,815	42,577	39,057
Administrative Class
Shares sold	2,438	2,970	4,182	6,075	8	21
Shares issued due to reinvestment of distributions	673	326	6,333	6,426	8	7
Shares reacquired	(2,002)	(5,106)	(6,132)	(13,410)	(5)	(26)
Net increase/(decrease) in shares outstanding	1,109	(1,810)	4,383	(909)	11	2
Beginning of period	9,488	11,298	34,500	35,409	43	41
End of period	10,597	9,488	38,883	34,500	54	43
Investor Class
Shares sold	5,443	9,438	288	1,425	116	171
Shares issued due to reinvestment of distributions	1,950	1,030	628	572	178	253
Shares reacquired	(6,749)	(12,106)	(800)	(1,657)	(112)	(1,065)
Net increase/(decrease) in shares outstanding	644	(1,638)	116	340	182	(641)
Beginning of period	31,451	33,089	3,461	3,121	987	1,628
End of period	32,095	31,451	3,577	3,461	1,169	987

a	Commencement of operations.

The accompanying notes are an integral part of the Financial Statements.

59

Harbor Small Cap Growth Opportunities Fund		Harbor Large Cap Value Fund		Harbor Mid Cap Value Fund		Harbor Small Cap Value Fund
November 1, 2014 through April 30, 2015	February 1, 2014[a] through October 31, 2014	November 1, 2014 through April 30, 2015	November 1, 2013 through October 31, 2014	November 1, 2014 through April 30, 2015	November 1, 2013 through October 31, 2014	November 1, 2014 through April 30, 2015	November 1, 2013 through October 31, 2014
(Unaudited)		(Unaudited)		(Unaudited)		(Unaudited)

$98,841	$57,098	$20,532	$70,327	$184,753	$130,475	$228,049	$301,727
297	—	14,099	2,260	3,275	932	20,490	57,931
(6,970)	(1,104)	(19,233)	(72,033)	(34,461)	(36,420)	(119,170)	(151,725)
$92,168	$55,994	$15,398	$554	$153,567	$94,987	$129,369	$207,933

$2,341	$867	$3,252	$6,902	$11,701	$12,352	$143	$960
1	—	1,462	153	237	37	129	1,842
(53)	(601)	(2,099)	(1,611)	(1,954)	(2,151)	(4,655)	(8,339)
$2,289	$266	$2,615	$5,444	$9,984	$10,238	$(4,383)	$(5,537)

$56	$1,843	$1,385	$14,132	$72,222	$94,776	$2,000	$3,254
9	—	1,292	108	1,387	251	592	2,696
(1,038)	(104)	(2,774)	(7,652)	(20,770)	(29,345)	(2,070)	(5,030)
$(973)	$1,739	$(97)	$6,588	$52,839	$65,682	$522	$920

9,176	5,472	1,724	5,900	8,868	6,739	8,266	11,609

28	—	1,214	198	159	52	777	2,345
(645)	(109)	(1,616)	(6,067)	(1,645)	(1,885)	(4,361)	(5,836)
8,559	5,363	1,322	31	7,382	4,906	4,682	8,118
5,363	—	16,557	16,526	9,606	4,700	26,101	17,983
13,922	5,363	17,879	16,557	16,988	9,606	30,783	26,101

208	84	274	596	556	634	5	37

—	—	126	13	11	2	5	74
(4)	(59)	(174)	(138)	(93)	(112)	(169)	(324)
204	25	226	471	474	524	(159)	(213)
25	—	1,712	1,241	721	197	210	423
229	25	1,938	1,712	1,195	721	51	210

5	178	115	1,179	3,464	4,919	74	127

1	—	110	9	68	14	23	111
(91)	(10)	(233)	(641)	(1,000)	(1,510)	(78)	(199)
(85)	168	(8)	547	2,532	3,423	19	39
168	—	1,638	1,091	4,524	1,101	648	609
83	168	1,630	1,638	7,056	4,524	667	648

60

Harbor Domestic Equity Funds Financial Highlights

SELECTED DATA FOR A SHARE OUTSTANDING FOR THE PERIODS PRESENTED

HARBOR CAPITAL APPRECIATION FUND
	Institutional Class
	6-Month Period Ended April 30, 2015	Year Ended October 31,
		2014	2013	2012	2011	2010
	(Unaudited)
Net asset value beginning of period	$61.97	$54.71	$41.44	$38.34	$34.73	$30.30
Income from Investment Operations
Net investment income/(loss)[a]	0.07 [e]	0.06	0.16	0.07	0.05	0.08
Net realized and unrealized gains/(losses) on investments	4.32	8.98	13.28	3.07	3.64	4.44
Total from investment operations	4.39	9.04	13.44	3.14	3.69	4.52
Less Distributions
Dividends from net investment income	(0.05)	(0.05)	(0.17)	(0.04)	(0.08)	(0.09)
Distributions from net realized capital gains[1]	(3.77)	(1.73)	—	—	—	—
Total distributions	(3.82)	(1.78)	(0.17)	(0.04)	(0.08)	(0.09)
Net asset value end of period	62.54	61.97	54.71	41.44	38.34	34.73
Net assets end of period (000s)	$24,050,556	$22,531,379	$19,366,148	$14,752,873	$10,682,886	$8,961,461
Ratios and Supplemental Data (%)
Total return[b]	7.47%[c]	16.95%	32.55%	8.21%	10.63%	14.93%
Ratio of total expenses to average net assets[2]	0.68 [d]	0.67	0.68	0.68	0.68	0.70
Ratio of net expenses to average net assets[a]	0.64 [d]	0.65	0.65	0.66	0.66	0.68
Ratio of net investment income to average net Assets[a]	0.22 [d]	0.11	0.35	0.20	0.14	0.24
Portfolio turnover	21 [c]	34	48	41	53	68

HARBOR MID CAP GROWTH FUND
	Institutional Class
	6-Month Period Ended April 30, 2015	Year Ended October 31,
		2014	2013	2012	2011	2010
	(Unaudited)
Net asset value beginning of period	$11.43	$11.76	$9.22	$8.46	$7.82	$6.20
Income from Investment Operations
Net investment income/(loss)[a]	(0.02)[e]	(0.04)	(0.03)	(0.02)	(0.03)	(0.02)
Net realized and unrealized gains/(losses) on investments	0.71	1.55	2.76	0.78	0.67	1.64
Total from investment operations	0.69	1.51	2.73	0.76	0.64	1.62
Less Distributions
Dividends from net investment income	—	—	—	—	—	—
Distributions from net realized capital gains[1]	(1.83)	(1.84)	(0.19)	—	—	—
Total distributions	(1.83)	(1.84)	(0.19)	—	—	—
Net asset value end of period	10.29	11.43	11.76	9.22	8.46	7.82
Net assets end of period (000s)	$312,289	$306,371	$323,666	$286,490	$345,875	$298,295
Ratios and Supplemental Data (%)
Total return[b]	7.06%[c]	14.45%	30.13%	8.98%	8.18%	26.13%
Ratio of total expenses to average net assets[2]	0.84 [d]	0.84	0.84	0.85	0.86	0.89
Ratio of net expenses to average net assets[a]	0.84 [d]	0.83	0.84	0.85	0.85	0.87
Ratio of net investment income to average net assets[a]	(0.34)[d]	(0.34)	(0.27)	(0.31)	(0.34)	(0.29)
Portfolio turnover	42 [c]	95	111	123	111	117

See page 67 for notes to Financial Highlights.

The accompanying notes are an integral part of the Financial Statements.

61

Administrative Class							Investor Class
6-Month Period Ended April 30, 2015	Year Ended October 31,						6-Month Period Ended April 30, 2015	Year Ended October 31,
	2014	2013	2012		2011	2010		2014	2013	2012	2011	2010
(Unaudited)							(Unaudited)
$61.39	$54.29	$41.12	$38.09		$34.52	$30.13	$60.76	$53.82	$40.79	$37.83	$34.32	$29.97

(0.01)[e]	(0.11)	0.02	—	*,f	(0.03)	0.01	(0.04)[e]	(0.17)	(0.01)	0.02	(0.09)	(0.01)
4.27	8.94	13.21	3.03		3.60	4.40	4.22	8.84	13.07	2.94	3.60	4.36
4.26	8.83	13.23	3.03		3.57	4.41	4.18	8.67	13.06	2.96	3.51	4.35

—	—	(0.06)	—		—	(0.02)	—	—	(0.03)	—	—	—
(3.77)	(1.73)	—	—		—	—	(3.77)	(1.73)	—	—	—	—
(3.77)	(1.73)	(0.06)	—		—	(0.02)	(3.77)	(1.73)	(0.03)	—	—	—
61.88	61.39	54.29	41.12		38.09	34.52	61.17	60.76	53.82	40.79	37.83	34.32
$655,759	$582,430	$613,413	$597,023		$487,025	$413,057	$1,963,242	$1,910,930	$1,780,774	$1,360,248	$785,328	$862,043

7.32%[c]	16.69%	32.21%	7.95%		10.34%	14.65%	7.27%[c]	16.53%	32.04%	7.82%	10.23%	14.51%
0.93 [d]	0.92	0.93	0.93		0.93	0.95	1.05 [d]	1.04	1.05	1.05	1.05	1.07
0.89 [d]	0.90	0.90	0.91		0.91	0.93	1.01 [d]	1.02	1.02	1.03	1.03	1.05
(0.03)[d]	(0.14)	0.11	(0.04)		(0.10)	(0.01)	(0.14)[d]	(0.26)	(0.03)	(0.18)	(0.22)	(0.14)
21 [c]	34	48	41		53	68	21 [c]	34	48	41	53	68

Administrative Class							Investor Class
6-Month Period Ended April 30, 2015	Year Ended October 31,						6-Month Period Ended April 30, 2015	Year Ended October 31,
	2014	2013	2012		2011	2010		2014	2013	2012	2011	2010
(Unaudited)							(Unaudited)
$11.15	$11.54	$9.08	$8.35		$7.74	$6.15	$10.95	$11.37	$8.96	$8.25	$7.66	$6.09

(0.03)[e]	(0.07)	(0.05)	(0.06)		(0.05)	(0.04)	(0.03)[e]	(0.05)	(0.12)	(0.09)	(0.11)	(0.06)
0.69	1.52	2.70	0.79		0.66	1.63	0.67	1.47	2.72	0.80	0.70	1.63
0.66	1.45	2.65	0.73		0.61	1.59	0.64	1.42	2.60	0.71	0.59	1.57

—	—	—	—		—	—	—	—	—	—	—	—
(1.83)	(1.84)	(0.19)	—		—	—	(1.83)	(1.84)	(0.19)	—	—	—
(1.83)	(1.84)	(0.19)	—		—	—	(1.83)	(1.84)	(0.19)	—	—	—
9.98	11.15	11.54	9.08		8.35	7.74	9.76	10.95	11.37	8.96	8.25	7.66
$387,870	$384,511	$408,494	$315,975		$325,525	$287,256	$34,903	$37,887	$35,501	$33,543	$35,830	$49,035

6.97%[c]	14.16%	29.70%	8.74%		7.88%	25.85%	6.90%[c]	14.09%	29.54%	8.61%	7.70%	25.78%
1.09 [d]	1.09	1.09	1.10		1.11	1.14	1.21 [d]	1.21	1.21	1.22	1.23	1.26
1.09 [d]	1.08	1.09	1.10		1.10	1.12	1.21 [d]	1.20	1.21	1.22	1.22	1.24
(0.59)[d]	(0.59)	(0.52)	(0.55)		(0.59)	(0.54)	(0.71)[d]	(0.71)	(0.63)	(0.68)	(0.69)	(0.66)
42 [c]	95	111	123		111	117	42 [c]	95	111	123	111	117

62

Harbor Domestic Equity Funds Financial Highlights—Continued

SELECTED DATA FOR A SHARE OUTSTANDING FOR THE PERIODS PRESENTED

HARBOR SMALL CAP GROWTH FUND
	Institutional Class
	6-Month Period Ended April 30, 2015	Year Ended October 31,
		2014	2013	2012	2011	2010
	(Unaudited)
Net asset value beginning of period	$15.45	$15.72	$11.81	$12.07	$11.88	$8.86
Income from Investment Operations
Net investment income/(loss)[a]	(0.01)[e]	(0.05)	0.03	(0.02)	(0.04)	(0.05)
Net realized and unrealized gains/(losses) on investments	1.46	1.91	4.48	0.74	0.65	3.07
Total from investment operations	1.45	1.86	4.51	0.72	0.61	3.02
Less Distributions
Dividends from net investment income	—	—	(0.04)	—	—	—
Distributions from net realized capital gains[1]	(2.32)	(2.13)	(0.56)	(0.98)	(0.42)	—
Total distributions	(2.32)	(2.13)	(0.60)	(0.98)	(0.42)	—
Net asset value end of period	14.58	15.45	15.72	11.81	12.07	11.88
Net assets end of period (000s)	$620,720	$603,476	$601,255	$474,417	$428,234	$391,571
Ratios and Supplemental Data (%)
Total return[b]	10.39%[c]	12.94%	39.90%	6.88%	5.00%	34.09%
Ratio of total expenses to average net assets[2]	0.83 [d]	0.83	0.83	0.85	0.85	0.87
Ratio of net expenses to average net assets[a]	0.83 [d]	0.83	0.83	0.84	0.84	0.85
Ratio of net investment income to average net assets[a]	(0.19)[d]	(0.29)	0.22	(0.16)	(0.32)	(0.45)
Portfolio turnover	36 [c]	76	73	63	77	82

HARBOR SMALL CAP GROWTH OPPORTUNITIES FUND
	Institutional Class			Administrative Class			Investor Class
	6-Month Period Ended April 30, 2015	2014[g]		6-Month Period Ended April 30, 2015	2014[g]		6-Month Period Ended April 30, 2015	2014[g]
	(Unaudited)			(Unaudited)			(Unaudited)
Net asset value beginning of period	$10.77	$10.00		$10.75	$10.00		$10.74	$10.00
Income from Investment Operations
Net investment income/(loss)[a]	(0.03)[e]	(0.02)		(0.04)[e]	(0.09)		(0.04)[e]	(0.05)
Net realized and unrealized gains/(losses) on investments	0.26	0.79		0.26	0.84		0.24	0.79
Total from investment operations	0.23	0.77		0.22	0.75		0.20	0.74
Less Distributions
Dividends from net investment income	—	—		—	—		—	—
Distributions from net realized capital gains[1]	(0.05)	—		(0.05)	—		(0.05)	—
Total distributions	(0.05)	—		(0.05)	—		(0.05)	—
Net asset value end of period	10.95	10.77		10.92	10.75		10.89	10.74
Net assets end of period (000s)	$152,429	$57,779		$2,495	$269		$905	$1,809
Ratios and Supplemental Data (%)
Total return[b]	2.19%[c]	7.70%[c]		2.10%[c]	7.50%[c]		1.91%[c]	7.40%[c]
Ratio of total expenses to average net assets[2]	0.95 [d]	1.60	[d]	1.20 [d]	1.85	[d]	1.32 [d]	1.97	[d]
Ratio of net expenses to average net assets[a]	0.90 [d]	0.90	[d]	1.15 [d]	1.15	[d]	1.27 [d]	1.27	[d]
Ratio of net investment income to average net assets[a]	(0.53)[d]	(0.67)[d]		(0.79)[d]	(0.90)[d]		(0.83)[d]	(1.03)[d]
Portfolio turnover	52 [c]	55	[c]	52 [c]	55	[c]	52 [c]	55	[c]

See page 67 for notes to Financial Highlights.

The accompanying notes are an integral part of the Financial Statements.

63

Administrative Class						Investor Class
6-Month Period Ended April 30, 2015	Year Ended October 31,					6-Month Period Ended April 30, 2015	Year Ended October 31,
	2014	2013	2012	2011	2010		2014	2013	2012	2011	2010
(Unaudited)						(Unaudited)
$14.89	$15.26	$11.46	$11.77	$11.62	$8.68	$14.47	$14.90	$11.22	$11.57	$11.44	$8.56

(0.03)[e]	0.54 [f]	(7.68)[f]	(5.65)[f]	(0.06)	(0.07)	(0.04)[e]	(0.51)	(0.06)	(0.11)	(0.15)	(0.11)
1.40	1.22	12.04	6.32	0.63	3.01	1.35	2.21	4.30	0.74	0.70	2.99
1.37	1.76	4.36	0.67	0.57	2.94	1.31	1.70	4.24	0.63	0.55	2.88

—	—	—	—	—	—	—	—	—	—	—	—
(2.32)	(2.13)	(0.56)	(0.98)	(0.42)	—	(2.32)	(2.13)	(0.56)	(0.98)	(0.42)	—
(2.32)	(2.13)	(0.56)	(0.98)	(0.42)	—	(2.32)	(2.13)	(0.56)	(0.98)	(0.42)	—
13.94	14.89	15.26	11.46	11.77	11.62	13.46	14.47	14.90	11.22	11.57	11.44
$753	$650	$636	$1,122	$36,936	$35,048	$15,730	$14,266	$24,249	$19,530	$22,008	$25,841

10.23%[c]	12.65%	39.72%	6.61%	4.76%	33.87%	10.10%[c]	12.53%	39.50%	6.37%	4.66%	33.64%
1.08 [d]	1.08	1.08	1.10	1.10	1.12	1.20 [d]	1.20	1.20	1.22	1.22	1.24
1.08 [d]	1.08	1.08	1.09	1.09	1.10	1.20 [d]	1.20	1.20	1.21	1.21	1.22
(0.45)[d]	(0.54)	0.19	(0.74)	(0.54)	(0.70)	(0.56)[d]	(0.66)	(0.16)	(0.55)	(0.59)	(0.82)
36 [c]	76	73	63	77	82	36 [c]	76	73	63	77	82

64

Harbor Domestic Equity Funds Financial Highlights—Continued

SELECTED DATA FOR A SHARE OUTSTANDING FOR THE PERIODS PRESENTED

HARBOR LARGE CAP VALUE FUND
	Institutional Class
	6-Month Period Ended April 30, 2015		Year Ended October 31,
			2014	2013	2012	2011	2010
	(Unaudited)
Net asset value beginning of period	$12.24		$10.85	$8.52	$7.44	$7.19	$6.63
Income from Investment Operations
Net investment income/(loss)[a]	0.08	[e]	0.15	0.14	0.21	0.12	0.11
Net realized and unrealized gains/(losses) on investments	0.74		1.37	2.31	1.06	0.25	0.55
Total from investment operations	0.82		1.52	2.45	1.27	0.37	0.66
Less Distributions
Dividends from net investment income	(0.08)		(0.13)	(0.12)	(0.19)	(0.12)	(0.10)
Distributions from net realized capital gains[1]	(0.79)		—	—	—	—	—
Total distributions	(0.87)		(0.13)	(0.12)	(0.19)	(0.12)	(0.10)
Net asset value end of period	12.19		12.24	10.85	8.52	7.44	7.19
Net assets end of period (000s)	$217,880		$202,596	$179,382	$140,323	$261,032	$304,723
Ratios and Supplemental Data (%)
Total return[b]	6.99%[c]		14.13%	29.06%	17.41%	5.14%	10.02%
Ratio of total expenses to average net assets[2]	0.70	[d]	0.70	0.71	0.72	0.71	0.74
Ratio of net expenses to average net assets[a]	0.68	[d]	0.68	0.68	0.68	0.68	0.68
Ratio of net investment income to average net assets[a]	1.29	[d]	1.26	1.43	1.88	1.63	1.63
Portfolio turnover	8	[c]	32	26	125	43	49

HARBOR MID CAP VALUE FUND
	Institutional Class
	6-Month Period Ended April 30, 2015		Year Ended October 31,
			2014	2013	2012	2011	2010
	(Unaudited)
Net asset value beginning of period	$20.32		$17.50	$12.64	$11.19	$11.00	$9.07
Income from Investment Operations
Net investment income/(loss)[a]	0.17	[e]	0.18	0.28	0.22	0.14	0.14
Net realized and unrealized gains/(losses) on investments	0.81		2.84	4.86	1.38	0.17	1.93
Total from investment operations	0.98		3.02	5.14	1.60	0.31	2.07
Less Distributions
Dividends from net investment income	(0.19)		(0.20)	(0.28)	(0.15)	(0.12)	(0.14)
Distributions from net realized capital gains[1]	(0.13)		—	—	—	—	—
Total distributions	(0.32)		(0.20)	(0.28)	(0.15)	(0.12)	(0.14)
Net asset value end of period	20.98		20.32	17.50	12.64	11.19	11.00
Net assets end of period (000s)	$356,382		$195,247	$82,231	$63,551	$56,428	$48,659
Ratios and Supplemental Data (%)
Total return[b]	4.87%[c]		17.39%	41.48%	14.50%	2.81%	23.08%
Ratio of total expenses to average net assets[2]	0.86	[d]	0.89	0.93	0.99	1.08	1.05
Ratio of net expenses to average net assets[a]	0.85	[d]	0.89	0.93	0.95	0.95	0.95
Ratio of net investment income to average net assets[a]	1.63	[d]	1.40	1.87	1.79	1.21	1.33
Portfolio turnover	2	[c]	13	18	37	32	28
See page 67 for notes to Financial Highlights.

The accompanying notes are an integral part of the Financial Statements.

65

Administrative Class								Investor Class
6-Month Period Ended April 30, 2015		Year Ended October 31,						6-Month Period Ended April 30, 2015		Year Ended October 31,
		2014	2013	2012		2011	2010			2014	2013	2012	2011	2010
(Unaudited)								(Unaudited)
$12.23		$10.85	$8.51	$7.43		$7.19	$6.61	$12.33		$10.94	$8.59	$7.49	$7.24	$6.67

0.06	[e]	0.15	0.16 [f]	—	*,f	0.11	0.10	0.05	[e]	0.13	0.09	0.13	0.05	0.09
0.74		1.34	2.27	1.25		0.23	0.55	0.75		1.35	2.34	1.13	0.29	0.55
0.80		1.49	2.43	1.25		0.34	0.65	0.80		1.48	2.43	1.26	0.34	0.64

(0.06)		(0.11)	(0.09)	(0.17)		(0.10)	(0.07)	(0.06)		(0.09)	(0.08)	(0.16)	(0.09)	(0.07)
(0.79)		—	—	—		—	—	(0.79)		—	—	—	—	—
(0.85)		(0.11)	(0.09)	(0.17)		(0.10)	(0.07)	(0.85)		(0.09)	(0.08)	(0.16)	(0.09)	(0.07)
12.18		12.23	10.85	8.51		7.43	7.19	12.28		12.33	10.94	8.59	7.49	7.24
$23,598		$20,927	$13,453	$7,823		$23,251	$18,369	$20,024		$20,189	$11,934	$11,058	$8,603	$26,370

6.85%[c]		13.78%	28.76%	17.15%		4.74%	9.93%	6.75%[c]		13.62%	28.52%	17.04%	4.67%	9.65%
0.95	[d]	0.95	0.96	0.97		0.96	0.99	1.07	[d]	1.07	1.08	1.09	1.09	1.11
0.93	[d]	0.93	0.93	0.93		0.93	0.93	1.05	[d]	1.05	1.05	1.05	1.05	1.07
1.04	[d]	1.02	1.16	1.59		1.37	1.41	0.92	[d]	0.88	1.04	1.41	1.27	1.28
8	[c]	32	26	125		43	49	8	[c]	32	26	125	43	49

Administrative Class								Investor Class
6-Month Period Ended April 30, 2015		Year Ended October 31,						6-Month Period Ended April 30, 2015		Year Ended October 31,
		2014	2013	2012		2011	2010			2014	2013	2012	2011	2010
(Unaudited)								(Unaudited)
$20.47		$17.64	$12.74	$11.28		$11.10	$9.04	$20.27		$17.49	$12.63	$11.17	$10.99	$9.07

0.14	[e]	0.25	0.23	0.18		0.12	0.35	0.13	[e]	0.17	0.13	0.20	0.11	0.07
0.82		2.75	4.92	1.40		0.17	1.71	0.81		2.78	4.96	1.35	0.16	1.96
0.96		3.00	5.15	1.58		0.29	2.06	0.94		2.95	5.09	1.55	0.27	2.03

(0.16)		(0.17)	(0.25)	(0.12)		(0.11)	—	(0.14)		(0.17)	(0.23)	(0.09)	(0.09)	(0.11)
(0.13)		—	—	—		—	—	(0.13)		—	—	—	—	—
(0.29)		(0.17)	(0.25)	(0.12)		(0.11)	—	(0.27)		(0.17)	(0.23)	(0.09)	(0.09)	(0.11)
21.14		20.47	17.64	12.74		11.28	11.10	20.94		20.27	17.49	12.63	11.17	10.99
$25,275		$14,775	$3,479	$1,274		$1,114	$940	$147,731		$91,724	$19,260	$3,087	$3,794	$4,493

4.71%[c]		17.15%	41.17%	14.17%		2.61%	22.79%	4.68%[c]		16.97%	40.99%	14.06%	2.45%	22.60%
1.11	[d]	1.14	1.19	1.24		1.33	1.30	1.23	[d]	1.26	1.31	1.36	1.45	1.42
1.11	[d]	1.14	1.18	1.20		1.20	1.20	1.23	[d]	1.26	1.30	1.32	1.32	1.32
1.38	[d]	1.13	1.58	1.53		0.95	0.83	1.27	[d]	1.01	1.21	1.43	0.83	0.93
2	[c]	13	18	37		32	28	2	[c]	13	18	37	32	28

66

Harbor Domestic Equity Funds Financial Highlights—Continued

SELECTED DATA FOR A SHARE OUTSTANDING FOR THE PERIODS PRESENTED

HARBOR SMALL CAP VALUE FUND
	Institutional Class
	6-Month Period Ended April 30, 2015		Year Ended October 31,
			2014	2013	2012	2011	2010
	(Unaudited)
Net asset value beginning of period	$27.17		$28.89	$21.41	$19.59	$17.85	$14.88
Income from Investment Operations
Net investment income/(loss)[a]	0.05	[e]	0.06	0.13	0.23	0.08	0.07
Net realized and unrealized gains/(losses) on investments	0.99		2.68	7.84	1.64	1.74	2.97
Total from investment operations	1.04		2.74	7.97	1.87	1.82	3.04
Less Distributions
Dividends from net investment income	(0.06)		(0.05)	(0.22)	(0.05)	(0.08)	(0.07)
Distributions from net realized capital gains[1]	(0.91)		(4.41)	(0.27)	—	—	—
Total distributions	(0.97)		(4.46)	(0.49)	(0.05)	(0.08)	(0.07)
Net asset value end of period	27.24		27.17	28.89	21.41	19.59	17.85
Net assets end of period (000s)	$838,488		$709,251	$519,607	$473,100	$543,488	$611,885
Ratios and Supplemental Data (%)
Total return[b]	3.94%[c]		11.03%	37.91%	9.60%	10.17%	20.50%
Ratio of total expenses to average net assets[2]	0.84	[d]	0.84	0.84	0.86	0.86	0.88
Ratio of net expenses to average net assets[a]	0.84	[d]	0.84	0.84	0.85	0.84	0.85
Ratio of net investment income to average net assets[a]	0.39	[d]	0.33	0.45	0.97	0.31	0.39
Portfolio turnover	6	[c]	13	22	14	12	12

*	Less than $0.01.

1	Includes both short-term and long-term capital gains.

2	Percentage does not reflect reduction for credit balance arrangements (see Note 2 of the accompanying Notes to Financial Statements).

a	Reflects the Adviser’s waiver, if any, of its management fees and/or other operating expenses.

b	The total returns would have been lower had certain expenses not been waived during the periods shown.

c	Unannualized.

d	Annualized.

e	Amounts are allocated based upon average shares outstanding during the period.

f	The amount shown for a share outstanding does not correspond with the aggregate net investment income/(loss) for the period due to the timing of the sales and purchases of shares in relation to fluctuating market values of the investments of the Fund.

g	For the period February 1, 2014 (inception) through October 31, 2014.

The accompanying notes are an integral part of the Financial Statements.

67

Administrative Class								Investor Class
6-Month Period Ended April 30, 2015		Year Ended October 31,						6-Month Period Ended April 30, 2015		Year Ended October 31,
		2014	2013	2012		2011	2010			2014	2013	2012	2011	2010
(Unaudited)								(Unaudited)
$27.05		$28.80	$21.34	$19.52		$17.79	$14.82	$26.63		$28.45	$21.08	$19.31	$17.60	$14.67

0.03	[e]	(0.12)	0.01	0.20		0.02	(0.03)	—	*	0.09	(0.09)	(0.19)[f]	(0.72)[f]	(0.06)
0.97		2.78	7.87	1.62		1.73	3.03	0.97		2.50	7.86	1.96	2.43	3.01
1.00		2.66	7.88	1.82		1.75	3.00	0.97		2.59	7.77	1.77	1.71	2.95

—		—	(0.15)	—	*	(0.02)	(0.03)	—		—	(0.13)	—	— *	(0.02)
(0.91)		(4.41)	(0.27)	—		—	—	(0.91)		(4.41)	(0.27)	—	—	—
(0.91)		(4.41)	(0.42)	—	*	(0.02)	(0.03)	(0.91)		(4.41)	(0.40)	—	— *	(0.02)
27.14		27.05	28.80	21.34		19.52	17.79	26.69		26.63	28.45	21.08	19.31	17.60
$1,391		$5,690	$12,171	$8,786		$24,180	$20,185	$17,811		$17,265	$17,330	$13,820	$16,461	$41,740

3.81%[c]		10.74%	37.54%	9.35%		9.84%	20.29%	3.75%[c]		10.61%	37.41%	9.17%	9.74%	20.10%
1.09	[d]	1.09	1.09	1.10		1.11	1.13	1.21	[d]	1.21	1.21	1.23	1.23	1.25
1.09	[d]	1.09	1.09	1.10		1.09	1.10	1.21	[d]	1.21	1.21	1.22	1.21	1.22
0.25	[d]	0.10	0.20	1.10		0.06	0.12	0.03	[d]	(0.04)	0.07	0.63	(0.06)	0.02
6	[c]	13	22	14		12	12	6	[c]	13	22	14	12	12

68

Harbor Domestic Equity Funds

NOTES TO FINANCIAL STATEMENTS—April 30, 2015 (Unaudited)

(Currency in thousands)

NOTE 1—ORGANIZATIONAL MATTERS

Harbor Funds (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “Investment Company Act”), as an open-end management investment company. The Trust consists of 28 separate portfolios. The portfolios covered by this report include: Harbor Capital Appreciation Fund, Harbor Mid Cap Growth Fund, Harbor Small Cap Growth Fund, Harbor Small Cap Growth Opportunities Fund, Harbor Large Cap Value Fund, Harbor Mid Cap Value Fund and Harbor Small Cap Value Fund (individually or collectively referred to as a “Fund” or the “Funds,” respectively). Harbor Capital Advisors, Inc. (the “Adviser” or “Harbor Capital”) is the investment adviser for the Funds.

The Funds may offer up to three classes of shares, designated as Institutional Class, Administrative Class and Investor Class. The shares of each class represent an interest in the same portfolio of investments of the respective Fund and have equal rights to voting, redemptions, dividends, and liquidations, except that: (i) certain expenses, subject to the approval of the Trust’s Board of Trustees (the “Board of Trustees”), may be applied differently to each class of shares in accordance with current regulations of the Securities and Exchange Commission and the Internal Revenue Service; and (ii) shareholders of a class that bears distribution and service expenses under terms of a distribution plan have exclusive voting rights as to that distribution plan.

NOTE 2—SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. Each Fund follows the investment company reporting requirements under U.S. Generally Accepted Accounting Principles (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

For a detailed discussion of financial assets and liabilities subject to an enforceable master netting arrangement or similar agreement please refer to the descriptions of Repurchase Agreements in Note 2—Significant Accounting Policies and Securities Lending in Note 3—Investment Portfolio Transactions.

Security Valuation

Equity securities (including common stock, preferred stock, and convertible preferred stock) and financial derivative instruments (such as options contracts) that are traded on a national security exchange (except securities listed on the National Association of Securities Dealers Automated Quotation (“NASDAQ”) system and United Kingdom securities), are valued at the last sale price on a national exchange or system on which they are principally traded as of the valuation date. Securities listed on the NASDAQ system or a United Kingdom exchange are valued at the official closing price of those securities. In the case of securities for which there are no sales on the valuation day, (i) securities traded principally on a U.S. exchange, including NASDAQ, are valued at the mean between the closing bid and ask price; and (ii) securities traded principally on a foreign exchange, including United Kingdom securities, are valued at the official bid price determined as of the close of the primary exchange. Securities of open-end registered investment companies that are held by a Fund are valued at net asset value. To the extent these securities are actively traded and fair valuation adjustments are not applied, they are normally categorized as Level 1 in the fair value hierarchy. Equity securities traded on inactive markets or valued by reference to similar instruments are normally categorized as Level 2 in the fair value hierarchy. For more information on the fair value hierarchy, please refer to the Fair Value Measurements and Disclosures section in Note 2.

Short-term securities with a remaining maturity of less than 60 days at the time they are acquired are generally stated at amortized cost, which approximates fair value. Securities that are valued at amortized cost are normally categorized as Level 2 in the fair value hierarchy.

When reliable market quotations or evaluated prices supplied by a pricing vendor are not readily available or are not believed to accurately reflect fair value, securities are priced at their fair value as determined by the Trust’s Valuation Committee (the “Valuation Committee”) pursuant to procedures adopted, and subject to oversight, by the Board of Trustees.

69

Harbor Domestic Equity Funds

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 2—SIGNIFICANT ACCOUNTING POLICIES—Continued

The Valuation Committee is comprised of a trustee and officers of the Trust and employees of Harbor Capital with relevant experience or responsibilities. Each security for which the Valuation Committee determines a fair value, including the basis for the fair value decision, is reviewed by the Board of Trustees at its regularly scheduled board meetings.

When a fair valuation method is applied by the Valuation Committee or a Fund’s subadviser, securities will be priced by a method that the Valuation Committee or subadviser believes accurately reflects fair value. Securities valued using fair valuation methods that incorporate significant unobservable inputs are normally categorized as Level 3 in the fair value hierarchy. Examples of possible fair valuation methodologies used in determining the fair value of securities categorized as Level 3 in the fair value hierarchy include, but are not limited to, benchmark pricing and indicative market quotations.

When benchmark pricing is used, the base price of a debt security is set and then subsequently adjusted in proportion to the market value changes of an index or similar security (the “benchmark security”) that trades in an active market or for which other observable inputs are available. The base price may be a broker-dealer quote, transaction price, or an internal value as derived by analysis of market data. The base price of the security may be reset on a periodic basis based on the availability of market data and procedures approved by a Fund’s subadviser. If the benchmark security is categorized as Level 2 in the fair value hierarchy due to the lack of an active market for that security, any security adjusted in proportion to the market value of the benchmark security may be categorized as Level 3 in the fair value hierarchy. Significant changes in the unobservable inputs of the benchmark pricing process (i.e., the base price) would result in direct and proportional changes in the fair value of the security. The reasonability of the fair value is reviewed by the subadviser on a periodic basis and may be amended as the availability of market data indicates a material change.

If evaluated pricing through a third party pricing vendor is not available or deemed to be indicative of fair value, a Fund’s subadviser may elect to obtain indicative market quotations (“broker quotes”) directly from a broker-dealer or passed through from a third-party pricing vendor. Indicative market quotations are typically received from established market participants. In the event that the source of fair value is from a single-sourced broker quote, but the subadviser does not have the transparency to view the underlying inputs that support the market quotation these securities are categorized as Level 3 in the fair value hierarchy. Significant changes in the broker quote would have direct and proportional changes in the fair value of the security.

A Fund may also use fair value pricing if the value of some or all of the Fund’s securities have been materially affected by events occurring before the Fund’s pricing time but after the close of the primary markets or exchanges on which the security is traded. This most commonly occurs with foreign securities, but may occur with other securities as well. In such cases, the Fund may apply a fair value factor supplied by the pricing service to a foreign security’s market close value to reflect changes in value that may have occurred between the close of the primary market or exchange on which the security is traded and the Fund’s pricing time. That factor may be derived using observable inputs such as a comparison of the trading patterns of a foreign security to intraday trading in the U.S. markets that are highly correlated to the foreign security or other information that becomes available after the close of the foreign market on which the security principally traded. Fair value pricing is inherently subjective and reflects good faith judgments based on available information. When fair value pricing is employed, the prices of securities used by a Fund to calculate its net asset value may differ from market quotations, official closing prices or evaluated prices for the same securities, which means that the Fund may value those securities higher or lower than another given fund that uses market quotations, official closing prices or evaluated prices supplied by a pricing vendor in its calculation of net asset value. Securities valued using observable inputs, such as those described above, are normally categorized as Level 2 in the fair value hierarchy.

Fair Value Measurements and Disclosures

Various inputs may be used to determine the value of each Fund’s investments, which are summarized in three broad categories defined as Level 1, Level 2 and Level 3. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The assignment of an investment to Level 1, 2 or 3 is based on the lowest level of significant inputs used to determine its fair value.

70

Harbor Domestic Equity Funds

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 2—SIGNIFICANT ACCOUNTING POLICIES—Continued

Level 1—	Quoted prices in active markets for identical securities.
Level 2—	Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—	Significant unobservable inputs are used in situations where quoted prices or other observable inputs are not available or are deemed unreliable. Significant unobservable inputs may include the Funds’ own assumptions.

Transfers between Levels, if any, are recognized as of the last day in the fiscal quarter of the period in which the event or change in circumstances that caused the reclassification occurred. For fair valuations using significant unobservable inputs, a reconciliation of the beginning to ending balances for reported fair values is provided that presents changes attributable to realized and unrealized gains and losses and purchases, sales, and transfers in/out of the Level 3 category during the period. A table that includes a categorization of investments into Level 1, Level 2 or Level 3, transfers between Levels, if any, and a Level 3 reconciliation, including details of significant unobservable inputs used, when applicable, can be found at the end of each Fund’s Portfolio of Investments schedule.

The Funds used observable inputs in their valuation methodologies whenever they were available and deemed reliable.

U.S. Government Securities

U.S. government securities include securities issued by U.S. government agencies or government-sponsored enterprises that may not be guaranteed by the U.S. Treasury. The Government National Mortgage Association (“GNMA” or “Ginnie Mae”), a wholly owned U.S. government corporation, is authorized to guarantee, with the full faith and credit of the U.S. government, the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of mortgages insured by the Federal Housing Administration or guaranteed by the Department of Veterans Affairs. Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. government) include the Federal National Mortgage Association (“FNMA” or “Fannie Mae”) and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). On September 7, 2008, the Federal Housing Finance Agency placed Fannie Mae and Freddie Mac in conservatorship, while the U.S. Treasury agreed to purchase preferred stock as needed to ensure that both Fannie Mae and Freddie Mac maintain a positive net worth (guaranteeing up to $100 billion for each entity). As a consequence, certain fixed income securities of Fannie Mae and Freddie Mac have more explicit U.S. government support.

Repurchase Agreements

In a repurchase agreement, a Fund buys a security at one price and simultaneously agrees to sell it back at a higher price. Such agreements must be adequately collateralized to cover the counterparty’s obligation to the Fund to close out the repurchase agreement. During the period, each Fund entered into repurchase agreements with domestic or foreign banks or with a member firm of the Financial Industry Regulatory Authority, Inc., or an affiliate of a member firm that is a primary dealer in U.S. government securities. Each repurchase agreement counterparty must meet the minimum credit quality requirements applicable to the respective Fund and any other appropriate counterparty criteria as determined by the Fund’s subadviser. The minimum credit quality requirements are those applicable to a Fund’s purchase of securities such that if a Fund is permitted to only purchase securities that are rated investment-grade (or the equivalent if unrated), that Fund could only enter into repurchase agreements with counterparties that have debt outstanding that is rated investment-grade (or the equivalent if unrated). The securities are regularly monitored to ensure that the collateral is adequate. A Fund seeks to further mitigate its counterparty risk by entering into master repurchase agreements with its counterparties. The master repurchase agreements provide that, in the event of a counterparty’s default, including bankruptcy, the Fund may terminate any repurchase agreements with that counterparty, determine the net amount owned, and sell or retain the collateral up to the net amount owed to the Fund. A counterparty’s default may cause the Fund to suffer losses, including loss of interest on or principal of the securities and costs associated with delay and enforcement of the terms of the master repurchase agreement.

71

Harbor Domestic Equity Funds

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 2—SIGNIFICANT ACCOUNTING POLICIES—Continued

Options

An option, including rights and warrants, is a contract that offers the buyer the right, but not the obligation, to buy (call) or sell (put) a security or other financial asset at an agreed-upon price (the strike price) during a certain period of time or on a specific date (exercise date). During the period, Harbor Mid Cap Growth Fund purchased option contracts to manage its exposure to equity prices. Call options tend to increase a Fund’s exposure to the underlying instrument, if purchased, and decrease exposure to the underlying instrument, if written. Put options tend to decrease a Fund’s exposure to the underlying instrument, if purchased, and increase exposure to the underlying instrument, if written.

When a Fund purchases an option, it pays a premium. If a purchased option expires, a Fund realizes a loss in the amount of the premium. If a Fund enters into a closing sale transaction, it realizes a gain or loss, depending on whether the proceeds from the sale are greater or less than the cost of the option. If a call option is exercised by a Fund, the cost of the securities acquired by exercising the call is increased by the premium paid to buy the call. If a put option is exercised by a Fund, it realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are decreased by the premium originally paid. The risk associated with purchasing options is limited to the premium paid. A Fund’s maximum risk of loss from counterparty credit risk is also limited to the premium paid for the contract.

Foreign Currency Spot Contracts

A foreign currency spot contract is an agreement between two parties to buy and sell currencies at the current market rate for settlement within two business days. During the period, Harbor Capital Appreciation Fund, Harbor Mid Cap Growth Fund, and Harbor Large Cap Value Fund used foreign currency spot contracts to facilitate transactions in foreign securities or to convert foreign currency receipts into U.S. dollars.

The foreign currency spot contract is marked-to-market daily for settlements beyond one day, and any change in market value is recorded as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value on the open and close date. Risk of losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contract’s terms. The maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened.

Foreign Currency Translations

Purchases and sales of securities are translated into U.S. dollars at the current exchange rate on the respective dates of the transactions. Income and withholding taxes are translated at the prevailing exchange rate when accrued or incurred. The accounting records of the Funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars based on the current exchange rates at April 30, 2015.

Reported net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of foreign currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income accrued and tax reclaims receivable and the U.S. dollar amount actually received. The effects of changes in foreign currency exchange rates on investments in securities are included in the net realized and unrealized gain or loss on investments in the Statement of Operations.

Investment Income

Dividends declared on portfolio securities are accrued on the ex-dividend date. For foreign securities held, certain dividends are recorded after the ex-dividend date, but as soon as the respective Fund is notified of such dividends. Interest income is accrued daily as earned. Discounts and premiums on fixed income securities purchased are amortized over the life of the respective securities using the effective yield method.

72

Harbor Domestic Equity Funds

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 2—SIGNIFICANT ACCOUNTING POLICIES—Continued

Securities Transactions

Securities transactions are accounted for on the trade date (the date the order to buy or sell is executed). Realized gains or losses on security transactions are determined on the basis of identified cost for both federal income tax and financial reporting purposes.

Proceeds from Litigation

The Funds may receive proceeds from shareholder litigation settlements involving current and/or previously held portfolio holdings. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/(loss) if the security has been disposed of by a Fund or in unrealized gain/(loss) if the security is still held by a Fund.

Distribution to Shareholders

Distributions on Fund shares are recorded on the ex-dividend date.

Expenses

Expenses incurred by the Trust are charged directly to the Fund that incurred such expense whenever possible. With respect to expenses incurred by any two or more Harbor Funds where amounts cannot be identified on a fund by fund basis, such expenses are generally allocated in proportion to the average net assets or the number of shareholders of each Fund.

Custodian

The Funds have credit balance arrangements with the Funds’ custodian whereby uninvested cash is invested in a short-term investment vehicle and amounts earned constitute an expense credit that is applied against gross custody expenses. Such custodial expense reductions are reflected on the accompanying Statement of Operations.

Class Allocations

Income, common expenses and realized and unrealized gains/(losses) are determined at the Fund level and allocated daily to each class of shares based on the applicable net assets of the respective classes. Distribution and service fees, if any, and transfer agent fees are calculated daily at the class level based on the applicable net assets of each class and the specific expense rate(s) applicable to each class.

Taxes

Each Fund is treated as a separate entity for federal tax purposes. Each Fund’s policy is to meet the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute to its shareholders all of its taxable income within the prescribed time. It is also the intention of each Fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation of securities held or excise taxes on income and capital gains.

The Funds may be subject to taxes imposed by countries in which they invest. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and unrealized appreciation as such income and/or gains are earned.

Management has analyzed each Fund’s tax positions for all open tax years (in particular, U.S. federal income tax returns for the tax years ended October 31, 2011–2013), including all positions expected to be taken upon filing the 2014 tax return, in all material jurisdictions where the Funds operate, and has concluded that no provision for income tax is required in any Fund’s financial statements. The Funds will recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations.

73

Harbor Domestic Equity Funds

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 2—SIGNIFICANT ACCOUNTING POLICIES—Continued

New Accounting Pronouncement

In June 2014, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) 2014-11, Transfers and Servicing (“ASU 2014-11”) which expands secured borrowing accounting for certain repurchase agreements. ASU 2014-11 will also require additional disclosures for certain transactions accounted for as sales, in order to provide financial statement users with information to compare to similar transactions accounted for as secured borrowings. ASU 2014-11 will become effective for interim or annual periods beginning after December 15, 2014. Management is evaluating the implications of this pronouncement and the impact it will have on the financial statement disclosures.

In May 2015, FASB issued ASU 2015-07, Disclosures for Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent) (“ASU 2015-07”) which removes the requirement to make certain fair value disclosures for investments that are eligible to be measured at fair value using the net asset value per share. ASU 2015-07 becomes effective for interim or annual periods beginning after December 15, 2015. Management is evaluating the implications of this pronouncement and the impact it will have on the financial statement disclosures.

NOTE 3—INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, other than short-term securities, for each Fund for the six-month period ended April 30, 2015 are as follows:

	Purchases	Sales
GROWTH FUNDS
Harbor Capital Appreciation Fund	$5,262,120	$5,219,319
Harbor Mid Cap Growth Fund	290,212	345,022
Harbor Small Cap Growth Fund	219,473	256,654
Harbor Small Cap Growth Opportunities Fund	159,802	55,952
VALUE FUNDS
Harbor Large Cap Value Fund	$18,943	$20,191
Harbor Mid Cap Value Fund	221,312	8,031
Harbor Small Cap Value Fund	199,935	43,423

Securities Lending

Each Fund may engage in securities lending, whereby a Fund lends its securities to financial institutions in order to increase its income. During the period, Harbor Capital Appreciation Fund engaged in securities lending. Securities loans are required to be secured at all times during the term of the loan by cash collateral that is at least equal to the value of the loaned securities determined at the close of the Fund’s business day. Any additional collateral that may be required to secure the loan is delivered to the Fund the next business day. The cash collateral is maintained on the Fund’s behalf by the lending agent (State Street Bank & Trust Company) and is invested in the State Street Navigator Securities Lending Prime Portfolio, a money market mutual fund that seeks to provide income while maintaining a stable net asset value of $1.00. There is no assurance that the State Street Navigator Securities Lending Prime Portfolio will maintain a stable net asset value and the Fund is subject to the risk of loss on the cash collateral invested. This collateral is recognized as a liability in the Statement of Assets and Liabilities. During the term of the loan, the Fund will continue to receive any interest or dividends, or amounts equivalent thereto, on the loaned securities, in addition to receiving a fee from the borrower and earning interest on the investment of the cash collateral. The Fund may pay reasonable fees in connection with a loan of its securities and may share the interest earned on the collateral with the borrower. Net securities lending income is disclosed as such in the Statement of Operations. Securities loans may be terminated at the option of the borrower or the Fund. Upon termination of the loan, the borrower will return to the lender securities that are identical to the loaned securities. The Fund bears the risk of delay in recovery of, or loss of rights in, the securities loaned and the risk that the value of the collateral falls below the value of the securities on loan at the time of default by the borrower. A Fund had sought to mitigate this borrower risk by entering into a securities lending authorization agreement with its lending agent. The securities lending authorization agreement provides that, in the event of a borrower’s default, including bankruptcy, the lending agent will request that all

74

Harbor Domestic Equity Funds

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 3—INVESTMENT PORTFOLIO TRANSACTIONS—Continued

loaned securities be returned by the borrower. In the event the borrower is unable or unwilling to return the loaned securities to the lending agent, the lending agent may apply the proceeds of the cash collateral from the loaned securities towards the purchase of replacement securities. If such proceeds are insufficient or the collateral is unavailable, the lending agent will purchase replacement securities at its sole expense. If the lending agent is unable to purchase replacement securities, it may credit to the relevant Fund’s account an amount equal to the market value of the unreturned loaned securities. As of April 30, 2015, Harbor Capital Appreciation Fund had no securities out on loan.

NOTE 4—FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Adviser

Harbor Capital is an indirect, wholly-owned subsidiary of Robeco Groep N.V. (“Robeco”). Robeco is majority owned by ORIX Corporation (“ORIX”). Harbor Capital is the Trust’s investment adviser and is also responsible for administrative and other services.

Each Fund has a separate advisory agreement with Harbor Capital. The agreements provide for fees based on an annual percentage rate of average daily net assets as follows:

	Contractual Rate	Actual Rate[b]
GROWTH FUNDS
Harbor Capital Appreciation Fund	0.60%[a]	0.57%
Harbor Mid Cap Growth Fund	0.75	0.75
Harbor Small Cap Growth Fund	0.75	0.75
Harbor Small Cap Growth Opportunities Fund	0.75	0.75
VALUE FUNDS
Harbor Large Cap Value Fund	0.60%	0.60%
Harbor Mid Cap Value Fund	0.75	0.75
Harbor Small Cap Value Fund	0.75	0.75

a	Effective March 1, 2015 the Adviser has contractually agreed to reduce the management fee to 0.57% on assets between $5 billion and $10 billion and 0.54% on assets over $10 billion through February 29, 2016. Previously, the Adviser had contractually reduced the management fee to 0.58% on assets between $5 billion and $10 billion, 0.57% on assets between $10 billion and $15 billion, and 0.56% on assets over $15 billion.

b	Annualized for the six-month period ended April 30, 2015.

Harbor Capital has from time to time voluntarily or contractually agreed not to impose a portion of its management fees and/or to bear a portion of the expenses incurred in the operation of certain Funds in order to limit Fund expenses. Such waivers, if any, are reflected on the accompanying Statements of Operations for the respective Funds. Harbor Capital has entered into a contractual expense limitation agreement with Harbor Small Cap Growth Opportunities Fund and Harbor Large Cap Value Fund limiting the total expenses for Harbor Small Cap Growth Opportunities Fund to 0.90%, 1.15%, and 1.27% for the Institutional Class, Administrative Class, and Investor Class, respectively, and Harbor Large Cap Value Fund to 0.68%, 0.93% and 1.05% for the Institutional Class, Administrative Class, and Investor Class, respectively. The contractual expense limitations are effective through February 29, 2016. All expense limitations are inclusive of the transfer agent fee waiver discussed in the Transfer Agent section below.

Distributor

Harbor Funds Distributors, Inc. (“Harbor Funds Distributors” or the “Distributor”), a wholly-owned subsidiary of Harbor Capital, is the distributor for Harbor Funds shares. Under the Trust’s current distribution plans pursuant to Rule 12b-1 under the Investment Company Act with respect to each Fund’s Administrative and Investor Class shares (collectively, the “12b-1 Plans”), as applicable, each Fund pays the Distributor compensation at the annual rate of 0.25% of the average daily net assets of its Administrative and Investor Class shares. The 12b-1 Plans compensate the Distributor for the purpose of financing any activity that is primarily intended to result in the sale of Administrative and Investor Class shares of

75

Harbor Domestic Equity Funds

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 4—FEES AND OTHER TRANSACTIONS WITH AFFILIATES—Continued

the Funds or for recordkeeping services or the servicing of shareholder accounts in the Administrative and Investor Class shares of the Funds. Such activities include, but are not limited to: printing of prospectuses and statements of additional information and reports for prospective shareholders (i.e., other than existing shareholders); preparation and distribution of advertising material and sales literature; expenses of organizing and conducting sales seminars; supplemental payments to dealers or other institutions such as asset-based sales charges, payments of recordkeeping fees under recordkeeping arrangements, or payments of service fees under shareholder service arrangements; and costs of administering the 12b-1 Plans.

Amounts payable by a Fund under the 12b-1 Plans need not be directly related to the expenses actually incurred by the Distributor on behalf of each Fund. The 12b-1 Plans do not obligate the Funds to reimburse the Distributor for the actual expenses the Distributor may incur in fulfilling its obligations under the 12b-1 Plans. Thus, even if the Distributor’s actual expenses exceed the fee payable to the Distributor at any given time, the Funds will not be obligated to pay more than that fee. If the Distributor’s expenses are less than the fee it receives, the Distributor will retain the difference.

The fees attributable to each Fund’s respective class are shown on the accompanying Statement of Operations.

Transfer Agent

Harbor Services Group, Inc. (“Harbor Services Group”), a wholly-owned subsidiary of Harbor Capital, is the transfer and shareholder servicing agent for the Funds. The transfer agency and service agreement is reviewed and approved annually by the Board of Trustees and provides currently for compensation up to the following amounts per class of each Fund:

Share Class	Transfer Agent Fees[a]
Institutional	0.065% of the average daily net assets of all Institutional Class shares
Administrative	0.065% of the average daily net assets of all Administrative Class shares
Investor	0.185% of the average daily net assets of all Investor Class shares

a	For the period November 1, 2014 through February 28, 2015, the Transfer Agent Fees for Institutional and Administrative Class shares was 0.06% and 0.18% for the Investor Class shares.

Harbor Services Group has voluntarily waived a portion of its transfer agent fees during the six-month period ended April 30, 2015. Fees incurred for these transfer agent services are shown on each Fund’s Statement of Operations. The voluntary waiver may be discontinued at any time.

Shareholders

On April 30, 2015, Harbor Capital, Harbor Funds Distributors, and Harbor Services Group, collectively held the following shares of beneficial interest in the Funds:

	Number of Shares Owned by Harbor Capital, Harbor Funds Distributors, and Harbor Services Group
	Institutional Class	Administrative Class	Investor Class	Total	Percentage of Outstanding Shares
GROWTH FUNDS
Harbor Capital Appreciation Fund	31,860	2	4	31,866	0.0%
Harbor Mid Cap Growth Fund	100,687	7	14	100,708	0.1
Harbor Small Cap Growth Fund	39,832	5	11	39,848	0.1
Harbor Small Cap Growth Opportunities Fund	1,278,722	25,128	25,128	1,328,978	9.4
VALUE FUNDS
Harbor Large Cap Value Fund	80,196	4	9	80,209	0.4%
Harbor Mid Cap Value Fund	49,721	3	6	49,730	0.2
Harbor Small Cap Value Fund	20,792	2	4	20,798	0.1

76

Harbor Domestic Equity Funds

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 4—FEES AND OTHER TRANSACTIONS WITH AFFILIATES—Continued

Independent Trustees

The fees and expenses of the Independent Trustees are shown on each Fund’s Statement of Operations. The Independent Trustees’ remuneration for all Domestic Equity Funds totaled $277 for the six-month period ended April 30, 2015.

The Board of Trustees has adopted a Deferred Compensation Plan for Independent Trustees (the “Plan”), which enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Trust. For purposes of determining the amount owed to a Trustee under the Plan, deferred amounts are treated as though they had been invested in shares of the Fund(s) selected by the Trustee. While not required to do so, each Fund makes an investment equal to the Trustee’s investment election. The deferred compensation liability and the offsetting deferred compensation investment asset are included as a component of “Liabilities; Other” and “Other assets”, respectively, in the Statement of Assets and Liabilities. Such amounts fluctuate with changes in the market value of the selected securities. The deferred compensation and related mark-to-market impact liability and an offsetting investment asset will remain on each Fund’s Statement of Assets and Liabilities until distributed in accordance with the Plan.

Indemnification

Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business the Trust enters into contracts that provide general indemnities to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

NOTE 5—TAX INFORMATION

The identified cost for federal income tax purposes of investments owned by each Fund (including earned discount on corporate short-term notes and commercial paper) and their respective gross unrealized appreciation and depreciation at April 30, 2015 are as follows:

		Gross Unrealized		Net Unrealized Appreciation/ (Depreciation)
	Identified Cost	Appreciation	(Depreciation)
GROWTH FUNDS
Harbor Capital Appreciation Fund	$16,532,154	$10,295,070	$(122,654)	$10,172,416
Harbor Mid Cap Growth Fund	628,702	124,416	(16,789)	107,627
Harbor Small Cap Growth Fund	481,429	162,498	(15,347)	147,151
Harbor Small Cap Growth Opportunities Fund	159,743	9,640	(7,927)	1,713
VALUE FUNDS
Harbor Large Cap Value Fund	$197,417	$64,449	$(379)	$64,070
Harbor Mid Cap Value Fund	479,716	68,324	(14,268)	54,056
Harbor Small Cap Value Fund	606,380	260,321	(8,906)	251,415

NOTE 6—DERIVATIVES

The Funds’ derivative holdings do not qualify for hedge accounting treatment and as such are recorded at current fair value. For a detailed discussion of risks related to these investments please refer to the descriptions of each type of derivative instrument in Note 2—Significant Accounting Policies.

Each Fund’s derivative instruments outstanding as of the six-month period ended April 30, 2015, if any, as disclosed in the Portfolios of Investments, and the related amounts of realized and changes in unrealized gains and losses on derivative instruments during the period as disclosed in the Statement of Operations, are indicators of the volume of derivative activity for these Funds. The derivatives held by each Fund are not subject to master netting arrangements.

77

Harbor Domestic Equity Funds

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 6—DERIVATIVES—Continued

Derivative Instruments

At April 30, 2015, the fair values of derivatives, by primary risk exposure, were reflected in the Statement of Assets and Liabilities as follows:

HARBOR MID CAP GROWTH FUND
Statement of Assets and Liabilities Caption	Equity Contracts
Assets
Investments, at value (rights/warrants)	$811

Realized net gain/(loss) and the change in unrealized appreciation/(depreciation) on derivatives for the six-month period ended April 30, 2015, were:

HARBOR MID CAP GROWTH FUND
Change in Unrealized Appreciation/(Depreciation) on Derivatives	Equity Contracts
Investments (rights/warrants)	$638

NOTE 7—LEGAL PROCEEDINGS

Tribune Company

Harbor Mid Cap Value Fund has been named as a defendant and/or as a putative member of a proposed defendant class in Kirschner v. FitzSimons (In re Tribune Co.), No. 12-2652 (S.D.N.Y.) (the “FitzSimons action”); Deutsche Bank v. Ohlson Enterprises, No. 12-0064 (S.D.N.Y.) (the “Deutsche Bank action”); and Niese v. ABN AMRO Clearing Chicago LLC, No. 12-0555 (S.D.N.Y.) (the “Niese action”), as a result of its ownership of shares in the Tribune Company (“Tribune”) in 2007, when Tribune effected a leveraged buyout transaction (“LBO”) by which Tribune converted to a privately-held company. The plaintiffs in these lawsuits have alleged that, in connection with the LBO, insiders and shareholders were paid for their Tribune stock using financing that the insiders knew would, and ultimately did, leave Tribune insolvent. The plaintiffs have asserted claims for fraudulent conveyance against Harbor Mid Cap Value Fund and other former Tribune shareholders.

All three lawsuits have been consolidated with the majority of the other Tribune-related lawsuits in the multidistrict litigation proceeding In re Tribune Co. Fraudulent Conveyance Litig., No. 11-2296 (S.D.N.Y.) (the “MDL Proceeding”).

On September 23, 2013, the District Court granted the defendants’ omnibus motion to dismiss the Deutsche Bank and Niese actions, on the basis that the plaintiffs lacked standing. On September 30, 2013, the plaintiffs filed a notice of appeal of the September 23 order. On October 28, 2013, the defendants filed a joint notice of cross-appeal of that same order. These appeals have been fully briefed, and oral argument took place on November 5, 2014. The Court has not yet issued a decision on the appeals.

On May 23, 2014, the defendants filed motions to dismiss the FitzSimons action, including a global motion to dismiss Count I, which is the claim brought against former Tribune shareholders for intentional fraudulent conveyance under U.S. federal law. The Court has not yet issued a decision on any of these motions.

None of these lawsuits alleges any wrongdoing on the part of Harbor Mid Cap Value Fund. Harbor Mid Cap Value Fund held shares of Tribune and tendered these shares as part of Tribune’s LBO. The value of the proceeds received by Harbor Mid Cap Value Fund was approximately $299. Harbor Mid Cap Value Fund’s cost basis in the shares of Tribune was approximately $262. At this stage of the proceedings, Harbor Mid Cap Value Fund is not able to make a reliable prediction as to the outcome of these lawsuits or the effect, if any, on the Fund’s net asset value.

78

Harbor Domestic Equity Funds

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 7—LEGAL PROCEEDINGS—Continued

Lyondell Chemical Company

In October 2011, Harbor Capital received subpoenas in connection with two cases: Weisfelner, as Trustee of the LB Creditor Trust v. Fund 1 (In re Lyondell Co.), No. 10-4609 (Bankr. S.D.N.Y.) (the “Creditor Trust action”) and Weisfelner, as Trustee of the LB Litigation Trust v. A. Holmes & H. Holmes TTEE (In re Lyondell Co.), No. 10-5525 (Bankr. S.D.N.Y.) (the “Litigation Trust action”). Both cases, and a related case entitled Weisfelner, as Trustee of the LB Creditor Trust v. Reichman, No. 12-1570 (Bankr. S.D.N.Y.) (the “Reichman action”), arise out of the bankruptcy of Lyondell Chemical Company (“Lyondell”), shares of which were previously owned by Harbor Mid Cap Value Fund. Similar to the claims made in the Tribune matter, these actions seek to have set aside and recovered as fraudulent transfers from former Lyondell shareholders the consideration paid to them pursuant to the cash out merger of Lyondell shareholders in connection with the combination of Lyondell and Basell AF in 2007. Lyondell filed for bankruptcy in 2008.

The Litigation Trust action and the Reichman action name classes of defendants of persons or entities that received proceeds from the Lyondell merger transaction, and the Creditor Trust action names hundreds of anonymously identified defendants. Because Harbor Mid Cap Value Fund was a beneficial owner of Lyondell stock and received proceeds from the Lyondell merger transaction, it is possible that Harbor Mid Cap Value Fund will be identified as a defendant or is already captured within the definition of the putative classes in the Litigation Trust action or Reichman action. It may also be one of the anonymously identified defendants in the Creditor Trust action.

On May 8, 2014, the plaintiff in the Litigation Trust action filed a motion to certify the defendant class generally comprised of all former Lyondell shareholders that received proceeds in exchange for their shares in the 2007 merger transaction.

On July 2, 2014, the Bankruptcy Court issued a case management order. Under the terms of the order, the defendants were permitted to file an “omnibus” motion to dismiss the complaints in all of the Lyondell actions on July 30, 2014. The omnibus motion was limited to grounds for dismissal that are applicable to all defendants in such action. No potential defense (including, without limitation, lack of personal jurisdiction, insufficiency of service of process, or any other non-omnibus ground for dismissal of the complaint in any or all of the actions) shall be waived by a defendant’s failure to assert any such potential defense in an omnibus motion to dismiss.

On July 30, 2014, the defendants filed a motion to dismiss all of the Lyondell lawsuits pursuant to the Bankruptcy Court’s July 2, 2014 order.

On January 14 and 15, 2015, the Court held oral arguments on the motion to dismiss and on the motion for the class certification. The Court has not yet issued a decision on these motions. Discovery on the merits is underway and is scheduled to end in 2016.

None of these lawsuits alleges any wrongdoing on the part of Harbor Mid Cap Value Fund. Harbor Mid Cap Value Fund received approximately $1,439 in cash proceeds from the cash out merger. Harbor Mid Cap Value Fund’s cost basis in the shares of Lyondell was approximately $931. At this stage of the proceedings, Harbor Mid Cap Value Fund is not able to make a reliable prediction as to the outcome of these lawsuits or the effect, if any, on the Fund’s net asset value.

NOTE 8—SUBSEQUENT EVENTS

Through the date the financial statements were issued, no subsequent events or transactions had occurred that would have materially impacted the financial statements or related disclosures as presented herein.

79

Harbor Domestic Equity Funds

FEES AND EXPENSE EXAMPLE (Unaudited)

Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including redemption fees (if any) and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period November 1, 2014 through April 30, 2015.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses for each share class. You may use the information in the respective class line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of the respective class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table for each share class below provides information about hypothetical account values and hypothetical expenses based on the respective Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the respective Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratios*	Expenses Paid During Period**	Beginning Account Value (November 1, 2014)	Ending Account Value (April 30, 2015)
Harbor Capital Appreciation Fund
Institutional Class	0.64%
Actual		$3.29	$1,000	$1,074.70
Hypothetical (5% return)		3.21	1,000	1,021.54
Administrative Class	0.89%
Actual		$4.57	$1,000	$1,073.20
Hypothetical (5% return)		4.46	1,000	1,020.27
Investor Class	1.01%
Actual		$5.19	$1,000	$1,072.70
Hypothetical (5% return)		5.06	1,000	1,019.66
Harbor Mid Cap Growth Fund
Institutional Class	0.84%
Actual		$4.32	$1,000	$1,070.60
Hypothetical (5% return)		4.21	1,000	1,020.53
Administrative Class	1.09%
Actual		$5.60	$1,000	$1,069.70
Hypothetical (5% return)		5.46	1,000	1,019.26
Investor Class	1.21%
Actual		$6.21	$1,000	$1,069.00
Hypothetical (5% return)		6.06	1,000	1,018.65

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Harbor Domestic Equity Funds

FEES AND EXPENSE EXAMPLE—Continued

Annualized Expense Ratios*		Expenses Paid During Period**	Beginning Account Value (November 1, 2014)	Ending Account Value (April 30, 2015)
Harbor Small Cap Growth Fund
Institutional Class	0.83%
Actual		$4.33	$1,000	$1,103.90
Hypothetical (5% return)		4.16	1,000	1,020.58
Administrative Class	1.08%
Actual		$5.63	$1,000	$1,102.30
Hypothetical (5% return)		5.41	1,000	1,019.31
Investor Class	1.20%
Actual		$6.25	$1,000	$1,101.00
Hypothetical (5% return)		6.01	1,000	1,018.70
Harbor Small Cap Growth Opportunities Fund
Institutional Class	0.90%
Actual		$4.51	$1,000	$1,021.90
Hypothetical (5% return)		4.51	1,000	1,020.22
Administrative Class	1.15%
Actual		$5.76	$1,000	$1,021.00
Hypothetical (5% return)		5.76	1,000	1,018.95
Investor Class	1.27%
Actual		$6.36	$1,000	$1,019.10
Hypothetical (5% return)		6.36	1,000	1,018.34
Harbor Large Cap Value Fund
Institutional Class	0.68%
Actual		$3.49	$1,000	$1,069.90
Hypothetical (5% return)		3.41	1,000	1,021.34
Administrative Class	0.93%
Actual		$4.77	$1,000	$1,068.50
Hypothetical (5% return)		4.66	1,000	1,020.07
Investor Class	1.05%
Actual		$5.39	$1,000	$1,067.50
Hypothetical (5% return)		5.26	1,000	1,019.46
Harbor Mid Cap Value Fund
Institutional Class	0.85%
Actual		$4.32	$1,000	$1,048.70
Hypothetical (5% return)		4.26	1,000	1,020.42
Administrative Class	1.11%
Actual		$5.63	$1,000	$1,047.10
Hypothetical (5% return)		5.56	1,000	1,019.15
Investor Class	1.23%
Actual		$6.24	$1,000	$1,046.80
Hypothetical (5% return)		6.16	1,000	1,018.54
Harbor Small Cap Value Fund
Institutional Class	0.84%
Actual		$4.25	$1,000	$1,039.40
Hypothetical (5% return)		4.21	1,000	1,020.53
Administrative Class	1.09%
Actual		$5.51	$1,000	$1,038.10
Hypothetical (5% return)		5.46	1,000	1,019.26
Investor Class	1.21%
Actual		$6.11	$1,000	$1,037.50
Hypothetical (5% return)		6.06	1,000	1,018.65
*	Reflective of all fee waivers and expense reimbursements.

**	Expenses are equal to the Fund’s annualized net expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

81

Harbor Domestic Equity Funds

ADDITIONAL INFORMATION (Unaudited)

PROXY VOTING

The Funds have adopted Proxy Voting Policies and Procedures under which the Funds vote proxies relating to securities held by the Funds. In addition, the Funds file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. A description of the Funds’ Proxy Voting Policies and Procedures and the Funds’ proxy voting record (Form N-PX) is available (i) without charge, upon request, by calling Harbor Funds toll-free at 800-422-1050; (ii) on the Funds’ website at harborfunds.com; and (iii) on the SEC’s website at www.sec.gov.

HOUSEHOLDING

Harbor Funds has adopted a policy that allows it to send only one copy of a Fund’s prospectus, proxy material, annual report and semi-annual report to certain shareholders residing at the same household. This reduces Fund expenses, which benefits you and other shareholders. If you need additional copies or do not want your mailings to be “householded,” please call the Shareholder Servicing Agent at 800-422-1050. Individual copies will be sent within thirty (30) days after the Shareholder Servicing Agent receives your instructions. Your consent to householding is considered valid until revoked.

QUARTERLY PORTFOLIO DISCLOSURES

Each Fund files a complete portfolio of investments with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q is available (i) without charge, upon request, by calling Harbor Funds toll-free at 800-422-1050, (ii) on the Funds’ website at harborfunds.com, and (iii) on the SEC’s web site at www.sec.gov. The form may also be viewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information regarding the operations of the Public Reference Room may also be obtained by calling 800-SEC-0330.

ADVISORY AGREEMENT APPROVALS

FACTORS CONSIDERED BY THE TRUSTEES IN APPROVING THE INVESTMENT ADVISORY AGREEMENTS AND SUBADVISORY AGREEMENTS OF THE DOMESTIC EQUITY FUNDS

The Investment Company Act of 1940, as amended, requires that the Investment Advisory and Subadvisory Agreement of each Fund be approved initially, and following an initial two-year term, at least annually, by the Harbor Funds Board of Trustees, including a majority of the Independent Trustees voting separately.

At an in-person meeting of the Board of Trustees held on February 8, 9, and 10, 2015 (the “Meeting”), the Board, including the Independent Trustees voting separately, considered and approved the continuation of each Investment Advisory Agreement with Harbor Capital Advisors, Inc., the adviser to each Fund (the “Adviser”), and each Subadvisory Agreement with each Fund’s subadviser (each, a “Subadviser”) with respect to Harbor Capital Appreciation Fund, Harbor Mid Cap Growth Fund, Harbor Small Cap Growth Fund, Harbor Small Cap Growth Opportunities Fund, Harbor Large Cap Value Fund, Harbor Mid Cap Value Fund and Harbor Small Cap Value Fund.

In evaluating each Investment Advisory Agreement and each Subadvisory Agreement, the Trustees reviewed materials furnished by the Adviser and each Subadviser, including information about their respective affiliates, personnel, and operations and also relied upon their knowledge of the Adviser and Subadvisers resulting from their quarterly meetings, periodic telephonic meetings and other prior communications. At the Meeting, which had been called for the purpose of considering the continuation of the relevant Investment Advisory Agreements and Subadvisory Agreements, and at prior meetings, the Trustees, including the Independent Trustees, requested and received materials and presentations relating to Fund performance and the services rendered by the Adviser and each Subadviser. The Trustees also discussed with representatives of the Adviser, at the Meeting and at prior meetings, Harbor Funds’ operations and the Adviser’s ability, consistent with the “manager of managers” structure of Harbor Funds, to (i) identify and recommend to the Trustees a subadviser for each Fund, (ii) monitor and oversee the performance and investment capabilities of each Subadviser, and (iii) recommend the replacement of a subadviser where appropriate.

At the Meeting, the Trustees, including all of the Independent Trustees voting separately, determined that the terms of each Investment Advisory Agreement and each Subadvisory Agreement with respect to Harbor Capital Appreciation Fund, Harbor Mid Cap Growth Fund, Harbor Small Cap Growth Fund, Harbor Small Cap Growth Opportunities Fund, Harbor Large Cap Value Fund, Harbor Mid Cap Value Fund and Harbor Small Cap Value Fund were fair and reasonable and approved the continuation for a one-year period of each such Investment Advisory Agreement and Subadvisory Agreement as being in the best interests of the respective Fund and its shareholders.

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In their deliberations, the Independent Trustees had the opportunity to meet privately without representatives of the Adviser or any Subadviser present and were represented throughout the process by legal counsel to the Independent Trustees and the Funds.

In considering the approval of each Fund’s Investment Advisory Agreement and Subadvisory Agreement, the Board of Trustees, including the Independent Trustees, evaluated a number of factors it considered relevant to its determination. The Board did not identify any single factor as all-important or controlling, and individual Trustees did not necessarily attribute the same weight or importance to each factor.

Among the factors considered by the Trustees in approving the Investment Advisory Agreements were the following:

•	the nature, extent, and quality of the services provided by the Adviser, including the background, education, expertise and experience of the investment professionals of the Adviser;

•	the favorable history, reputation, qualifications and background of the Adviser, as well as the qualifications of its personnel;

•

the profitability of the Adviser with respect to each Fund, including the effect of revenues of Harbor Services Group, Inc. (“Harbor Services Group”), the Funds’ transfer agent, and Harbor Funds Distributors, Inc. (“Harbor Funds Distributors”), the Funds’ principal underwriter, on such profitability;

•

the fees charged by the Adviser for investment advisory services, including, in each case, the portion of the fee to be retained by the Adviser, after payment of the Subadviser’s fee, for the subadviser oversight, administration and “manager of managers” services the Adviser provides;

•	the extent to which economies of scale might be realized as each Fund grows, and the extent to which each Fund’s advisory fee level reflects any economies of scale for the benefit of Fund investors;

•	the fees and expense ratios of each Fund relative to the quality of services provided and the fees and expense ratios of similar investment companies;

•	the investment performance of each Fund in comparison to peer groups and certain relevant benchmark indices and the Adviser’s efforts to address circumstances of underperformance where applicable;

•

the compensation received by Harbor Services Group and Harbor Funds Distributors in consideration of the services each provides to the Funds, and any other “fall out” benefits that inure to the Adviser and its affiliates as a result of their relationship with the Funds;

•

information received at regular meetings throughout the year related to Fund performance and services rendered by the Adviser, as well as each of the Subadvisers, and research arrangements with brokers who execute transactions on behalf of each Subadviser;

•

information contained in materials provided by the Adviser and compiled by Lipper, Inc. (“Lipper”) as to the investment returns, advisory fees and total expense ratios of the Institutional Class of each Fund (and, in certain cases, total expense ratios of certain other classes) relative to those of other investment companies with similar objectives and strategies managed by other investment advisers, consisting both of a peer group of funds as well as a broader universe of funds compiled by Lipper; and

•

information contained in materials compiled by Morningstar, Inc. (“Morningstar”) as to the investment returns of the Institutional Class of each Fund relative to those of other investment companies with similar objectives and strategies managed by other investment advisers.

Among the factors considered by the Trustees in approving the Subadvisory Agreements were the following:

•

the nature, extent, and quality of the services provided by each Subadviser, including the background, education, expertise and experience of the investment professionals of each Subadviser providing services to the Funds;

•	the favorable history, reputation, qualifications and background of each Subadviser, as well as the qualifications of their respective personnel;

•	the fees charged by each Subadviser for subadvisory services, which fees are paid by the Adviser, not by the Funds;

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•

information contained in materials provided by the Adviser and compiled by Lipper as to the investment returns of the Institutional Class of each Fund relative to those of other investment companies with similar objectives and strategies managed by other investment advisers, consisting both of a peer group of funds as well as a broader universe of funds compiled by Lipper; and

•

information contained in materials compiled by Morningstar as to the investment returns of the Institutional Class of each Fund relative to those of other investment companies with similar objectives and strategies managed by other investment advisers.

Nature, Scope and Extent of Services

The Trustees separately considered the nature, scope and extent of the services provided by the Adviser and each Subadviser. In their deliberations as to the approval of each Fund’s Investment Advisory Agreement and Subadvisory Agreement, the Trustees were mindful of the fact that, by choosing to invest in a Fund, the shareholders had entrusted the Adviser with the responsibility, subject to the approval of the Trustees, for selecting such Fund’s Subadviser, overseeing and monitoring that Subadviser’s performance and replacing the Subadviser if necessary. The Trustees also considered as relevant to their determination the favorable history, reputation, qualifications and background of the Adviser and each Subadviser, as well as the qualifications of their respective personnel.

The Adviser’s Services. The Board evaluated the nature, scope and extent of the Adviser’s services in light of the Board’s experience with the Adviser, as well as materials provided by the Adviser as part of its comprehensive written response to the 15(c) request letter prepared by legal counsel to the Independent Trustees in consultation with the Independent Trustees concerning the financial and other resources devoted by the Adviser to Harbor Funds, including the breadth and depth of experience and expertise of the investment, administrative, legal and compliance professionals dedicated to Harbor Funds’ operations. The Trustees noted that the Adviser had a favorable long-term record of identifying mutual fund products that proved to be attractive to investors, and selecting subadvisers to manage such funds. The Trustees determined that the Adviser had the expertise and resources to identify, select, oversee and monitor each Subadviser and to operate effectively as the “manager of managers” for the Funds.

The Subadvisers’ Services. The Trustees’ consideration of the services provided by the Subadvisers included a review of each Subadviser’s portfolio managers, investment philosophy, style and processes and record of consistency therewith, the volatility of its results, its approach to controlling risk, and the quality and extent of its investment capabilities and resources, including the nature and extent of research it receives from broker-dealers (to the extent applicable) and other sources. In their deliberations with respect to each Fund, the Trustees considered the history of Harbor Funds’ relationship with each Subadviser and Harbor Funds’ experience with each Subadviser in this capacity.

The Trustees also considered each Subadviser’s breadth and depth of experience and investment results in managing other accounts similar to the respective Fund. The Trustees received a presentation at the Meeting by investment professionals from the Subadviser for Harbor Large Cap Value Fund. The Trustees had received presentations by investment professionals from the Subadvisors for Harbor Capital Appreciation Fund, Harbor Mid Cap Growth Fund, Harbor Small Cap Growth Fund, Harbor Small Cap Growth Opportunities Fund, Harbor Mid Cap Value Fund and Harbor Small Cap Value Fund at meetings of the Board of Trustees held in 2014. The Trustees reviewed information concerning each Subadviser’s historical investment results in managing accounts and/or funds, as applicable, in a manner substantially similar to the relevant Fund.

Investment Performance, Advisory Fees and Expense Ratios

In considering each Fund’s performance, advisory fees and expense ratio, the Trustees requested and received from the Adviser data compiled by Lipper and Morningstar. The Trustees also received information explaining the methodology for compilation of certain of this information and what it was intended to demonstrate. The Trustees analyzed the Institutional Class performance of each Fund, the advisory fees of each Fund, and the Institutional Class expenses of each Fund (after giving effect to waivers and/or reimbursements, if applicable, that reduced the fees or expenses of the Fund or its peer funds) and made certain observations and findings as to each Fund as noted below. The Trustees also identified and reviewed certain Administrative Class and Investor Class comparative fee and expense information they considered relevant to their deliberations.

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Harbor Capital Appreciation Fund. In consideration of the Investment Advisory Agreement and Subadvisory Agreement for the Harbor Capital Appreciation Fund (inception date of December 29, 1987), the Trustees noted that the Fund’s Institutional Class had outperformed the universe medians according to Lipper data for the two-, three-, four- and five-year periods ended December 31, 2014 and outperformed the group medians for the one-, two-, three-, and four-year periods ended December 31, 2014. The Fund’s performance for the one-year period ended December 31, 2014 trailed the universe median and its performance for the five-year period ended December 31, 2014 trailed the group median. The Fund’s one-, three- and five-year rolling returns as of December 31, 2014 ranked in the third, second and third quartiles, respectively, according to Morningstar. The Trustees also considered that the Fund had outperformed its benchmark, the Russell 1000® Growth Index, for the three- and ten-year periods ended December 31, 2014 while underperforming its benchmark for the one- and five-year periods ended December 31, 2014.

The Trustees considered the expertise of Jennison Associates LLC (“Jennison”) in managing assets generally and specifically with respect to the Fund’s asset class, noting that Jennison managed approximately $55.32 billion in assets in this asset class, out of a firm-wide total of approximately $184 billion in assets under management. The Trustees also noted the significant experience of the Fund’s portfolio managers in this asset class, noting that one was a founding member of Jennison.

The Trustees observed that the Lipper comparison of contractual management fees for the Fund’s expense group, assuming an asset level of $25.025 billion, showed that the Fund’s contractual management fee was slightly above the group median for the Institutional Class. The actual total expense ratio for the Institutional Class of the Fund, however, was below both the group and universe medians. The Trustees also considered Harbor Capital’s original proposal for additional voluntary advisory fee waiver breakpoints for the Fund and negotiated with Harbor Capital a modified voluntary breakpoint schedule, each until at least February 29, 2016. The Trustees noted that under the modified voluntary advisory fee breakpoint schedule: (i) the 0.02% advisory fee waiver (from 0.60% to 0.58%) on net assets between $5 billion and $10 billion would increase to 0.03% (from 0.60% to 0.57%); (ii) the 0.03% advisory fee waiver (from 0.60% to 0.57%) on net assets above $10 billion up to $15 billion would be replaced with a 0.06% advisory fee waiver on all net assets above $10 billion (from 0.60% to 0.54%); and (iii) the breakpoint currently in effect at $15 billion would be removed entirely. It was noted that the revised breakpoints would have both an immediate further fee reduction effect, and, as the Fund grows, a future continuing one. The Trustees noted that Harbor Capital’s profitability in operating the Fund was not excessive.

Harbor Mid Cap Growth Fund. In consideration of the Investment Advisory Agreement and Subadvisory Agreement for the Harbor Mid Cap Growth Fund (inception date of November 1, 2000), the Trustees noted that, according to the Lipper report, the Fund’s Institutional Class had outperformed its Lipper group median for the three-year period ended December 31, 2014 and underperformed its group medians for the one-, two-, four- and five-year periods ended December 31, 2014. The Trustees further noted that, according to the Lipper report, it had outperformed its Lipper universe medians for the three-year period ended December 31, 2014 and underperformed its universe medians for the one-, two-, four- and five-year periods ended December 31, 2014. The Trustees considered the fact that, in comparison to its universe of other mid cap growth funds, as identified by Morningstar, the Fund’s one- and five-year rolling returns ranked in the third quartile as of December 31, 2014 while the Fund’s three-year rolling return ranked in the first quartile as of the same date. The Trustees also considered that the Fund had underperformed its benchmark, the Russell Midcap® Growth Index, for the one- and five-year periods ended December 31, 2014 but had outperformed its benchmark index for the three-year period ended December 31, 2014 and matched the return of its benchmark index for the ten-year period ended December 31, 2014. The Trustees discussed how the performance of this manager in this strategy moves in cycles that can result in periods of underperformance.

The Trustees considered the expertise of Wellington Management Company LLP (“Wellington”) in managing assets generally and in the mid cap growth asset class specifically, noting that Wellington managed approximately $3.9 billion in assets in this asset class, out of a firm-wide total of approximately $914 billion in assets under management. The Trustees noted the significant experience of the Fund’s portfolio managers.

The Trustees observed that the Lipper comparison of contractual management fees for the Fund’s expense group, assuming an asset level of $750 million, showed that the Fund’s contractual management fee was below the group median for the Institutional Class. The Lipper data also showed that the actual total expense ratio for the Fund’s Institutional Class was below both the group and universe medians. The Trustees noted that Harbor Capital’s profitability in managing the Fund was not excessive.

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Harbor Small Cap Growth Fund. In consideration of the Investment Advisory Agreement and Subadvisory Agreement for the Harbor Small Cap Growth Fund (inception date of November 1, 2000), the Trustees noted that, according to the Lipper report, the Fund’s Institutional Class performance exceeded its universe medians for the one-, two-, three-, four- and five-year periods ended December 31, 2014, outperformed its group medians for the one-, two-, three- and five-year periods ended December 31, 2014, and underperformed its group median for the four-year period ended December 31, 2014. The Morningstar data presented ranked the Fund’s one- and three-year rolling returns as of December 31, 2014 in the first quartile and its five-year rolling return as of December 31, 2014 in the second quartile. The Trustees also considered the fact that Harbor Small Cap Growth Fund had outperformed its benchmark, the Russell 2000® Growth Index, for the one-, three-, five- and ten-year periods ended December 31, 2014.

The Trustees considered the expertise of Westfield Capital Management Company, L.P. (“Westfield”) in managing assets generally and in the small cap growth asset class specifically, noting that Westfield managed approximately $2.04 billion in assets in this asset class, out of a firm-wide total of approximately $17.48 billion in assets under management. The Trustees also discussed the experience of the Fund’s portfolio managers in this asset class.

The Trustees observed that the Lipper comparison of contractual management fees for the Fund’s expense group, assuming an asset level of $625 million, showed the Fund’s contractual management fee was below the group median for the Institutional Class. The Trustees also noted that the Fund’s actual total expense ratio for the Institutional Class was below the Lipper group and universe median expense ratios. The Trustees noted that the Fund had in place a “soft close” with respect to certain new accounts and was thus unlikely to grow significantly in size in the near future. The Trustees noted that Harbor Capital’s profitability in operating the Fund was not excessive.

Harbor Small Cap Growth Opportunities Fund. In consideration of the Investment Advisory Agreement and Subadvisory Agreement for the Harbor Small Cap Growth Opportunities Fund (inception date of February 1, 2014), the Trustees noted that, according to the Lipper report, the Fund’s Institutional Class performance underperformed its group median and outperformed its universe median, in each case for the period from the Fund’s inception date through December 31, 2014. The Trustees noted that no Morningstar data regarding the Fund’s rolling returns was yet available. The Trustees also considered the fact that Harbor Small Cap Growth Opportunities Fund had outperformed its benchmark, the Russell 2000® Growth Index, for the since inception period ended December 31, 2014. The Trustees noted that the short time period since the Fund’s inception did not support any significant conclusion about the performance of Elk Creek Partners, LLC (“Elk Creek”).

The Trustees considered the expertise of the Fund’s subadviser, Elk Creek in managing assets generally and in the small cap growth asset class specifically, noting that Elk Creek managed approximately $500.2 million in assets in this asset class, out of a firm-wide total of approximately $800.8 million in assets under management. The Trustees also discussed the experience of the Fund’s portfolio managers in this asset class, including their experience prior to forming Elk Creek.

The Trustees observed that the Lipper comparison of contractual management fees for the Fund’s expense group, assuming an asset level of $75 million, showed the Fund’s contractual management fee was below the group median for the Institutional Class. The Trustees also noted that the Fund’s actual total expense ratio for the Institutional Class was below the Lipper group and universe median expense ratios. The Trustees also considered that Harbor Capital proposed to continue the Fund’s existing contractual fee waiver/expense reimbursement arrangement until at least February 29, 2016. The Trustees noted that Harbor Capital’s profitability in operating the Fund was negative.

Harbor Large Cap Value Fund. In consideration of the Investment Advisory Agreement and Subadvisory Agreement for the Harbor Large Cap Value Fund (inception date of December 29, 1987), the Trustees noted the Fund’s Institutional Class outperformance relative to its group medians for the one-, three-, four- and five-year periods ended December 31, 2014, its underperformance relative to its group median for the two-year period ended December 31, 2014, its outperformance relative to its Lipper universe medians for the three- and four-year periods ended December 31, 2014, and its underperformance relative to its Lipper universe medians for the one-, two- and five-year periods ended December 31, 2014. The Morningstar data presented showed that the Fund’s one-, three- and five-year rolling returns ranked in the third, second and third quartiles, respectively, for the periods ended December 31, 2014. The Trustees also noted that the Fund had underperformed its benchmark, the Russell 1000® Value Index, for the one-, three-, five- and ten-year periods ended December 31, 2014. The Trustees noted that the Fund had changed subadvisers in May of 2012, engaging Aristotle to manage the Fund.

The Trustees considered the expertise of Aristotle in managing assets generally and in the large cap value asset class specifically, noting that Aristotle managed approximately $7.14 billion in assets in the value equity strategy used for the

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Fund, out of a firm-wide total of approximately $8.85 billion in assets under management. The Trustees also discussed the significant experience of the Fund’s portfolio manager, including his experience prior to joining Aristotle.

The Trustees noted that the Lipper comparison of contractual management fees for the Fund’s expense group, assuming an asset level of $250 million, showed the Fund’s management fee was below the group median for the Institutional Class, and the actual total expense ratio for the Fund’s Institutional Class was below its group and universe median expense ratios. The Trustees also considered that Harbor Capital proposed to continue the Fund’s existing contractual fee waiver/expense reimbursement arrangement until at least February 29, 2016. The Trustees noted that the Adviser’s profitability in managing the Fund was not excessive.

Harbor Mid Cap Value Fund. In consideration of the Investment Advisory Agreement and Subadvisory Agreement for the Harbor Mid Cap Value Fund (inception date of March 1, 2002), the Trustees noted that the Fund’s Institutional Class performance was above both its Lipper group and universe medians for the one-, two-, three-, four- and five-year periods ended December 31, 2014. The Morningstar data presented showed that the Fund’s one-, three- and five-year rolling returns each ranked in the first quartile for the periods ended December 31, 2014. The Trustees considered the fact that the Fund had outperformed its benchmark, the Russell Midcap® Value Index, for the three- and five-year periods ended December 31, 2014, but underperformed its benchmark index for the one- and ten-year periods ended December 31, 2014.

The Trustees considered the expertise of LSV Asset Management (“LSV”) in managing assets generally and in the mid cap value asset class specifically, noting that LSV managed approximately $2.2 billion in assets in this asset class, out of a firm-wide total of approximately $89 billion in assets under management. The Trustees also considered that LSV applies a similar quantitative approach to managing assets in the mid cap value asset class as it does for its other value products, and that the long-term performance generated by LSV across its various value products has been favorable. The Trustees reviewed the expertise of the Fund’s portfolio managers in this asset class, noting that one of the three portfolio managers was a founding partner of LSV.

The Trustees noted that the Lipper comparison of contractual management fees for the Fund’s expense group, assuming an asset level of $325 million, showed the Fund’s management fee was below the group median for the Institutional Class. The actual total expense ratio for the Fund’s Institutional Class was below the group median expense ratio and the universe median expense ratio. The Trustees noted that the Adviser’s profitability in managing the Fund was not excessive.

Harbor Small Cap Value Fund. In consideration of the Investment Advisory Agreement and Subadvisory Agreement for the Harbor Small Cap Value Fund (inception date of December 14, 2001), the Trustees noted the Fund’s Institutional Class outperformance relative to its Lipper group medians for the one-, two-, three-, four- and five-year periods ended December 31, 2014, its outperformance relative to its Lipper universe medians for the one-, two-, four- and five-year periods ended December 31, 2014, and its underperformance relative to its Lipper universe median for the three-year period ended December 31, 2014. According to the Morningstar data presented, the Fund’s one-, three- and five-year rolling returns ranked in the first, second and second quartiles, respectively, for the period ended December 31, 2014. The Trustees also considered the fact that the Fund outperformed its benchmark, the Russell 2000® Value Index, for the one-, three-, five- and ten-year periods ended December 31, 2014.

The Trustees considered the expertise of EARNEST Partners LLC (“EARNEST”) in managing assets generally and in the small cap value asset class specifically, noting that EARNEST managed approximately $3.69 billion in assets in this asset class out of $23.18 billion firm wide total. The Trustees also noted the experience of the Fund’s portfolio manager in this asset class, noting that he is the founder of EARNEST.

They observed that the Lipper comparison of contractual management fees for the Fund’s expense group, assuming an asset level of $750 million, showed the Fund’s management fee was below the group median for the Institutional Class. The actual total expense ratio for the Fund’s Institutional Class was below the group and universe median expense ratios. The Trustees noted that Harbor Capital’s profitability in operating the Fund was not excessive.

*  *  *

The Trustees also separately considered the allocation between the Adviser and each Subadviser of the relevant Fund’s investment advisory fee (i.e., the amount of the advisory fee retained by the Adviser relative to that paid to the relevant Subadviser as a subadvisory fee). They determined in each case that the allocation was reasonable and the product of arm’s length negotiation between the Adviser and Subadviser.

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Profitability

The Trustees also considered the Adviser’s profitability in managing each of the Funds (as well as on a fund complex-wide basis) as presented by the Adviser, and the allocation methodology used by the Adviser to compute such profitability. The Trustees acknowledged that a reasonable level of profitability was important to provide suitable incentives for the Adviser to continue to attract and maintain high-quality personnel and to invest in infrastructure and other resources to support and enhance the Funds’ operations. In considering the Adviser’s profitability generally, the Trustees also reviewed the compensation received by Harbor Services Group and Harbor Funds Distributors in consideration of the transfer agency and distribution services, respectively, that are provided to Harbor Funds, and any other benefits enjoyed by the Adviser and its affiliates as a result of their relationship with Harbor Funds. The Trustees noted that the Adviser was, in certain cases, waiving a portion of its advisory fee and/or reimbursing a portion of Fund expenses. The Trustees determined that the Adviser’s profitability in managing each Fund was not excessive.

Economies of Scale

The Trustees also considered the extent to which economies of scale might be realized as each Fund grows, and the extent to which each Fund’s advisory fee level reflects these economies of scale for the benefit of Fund investors. The Trustees specifically considered whether any advisory fee reduction “breakpoints” should be added to the advisory fee payable by any Fund. As noted above, the Trustees concluded that the Adviser’s profitability in each case was not excessive. They concluded that the Funds’ fee structures reflected economies of scale to date and that breakpoints in these fee structures were not required at the present time. The Trustees noted they intend to monitor each Fund’s asset growth in connection with future reviews of each Fund’s Investment Advisory Agreement to determine whether breakpoints may be appropriate at such time.

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TRUSTEES AND OFFICERS

(As of June 2015)

The business and affairs of the Trust shall be managed by or under the direction of the Trustees, and they shall have all powers necessary or desirable to carry out that responsibility. The Trustees shall have full power and authority to take or refrain from taking any action and to execute any contracts and instruments that they may consider necessary or desirable in the management of the Trust. Any determination made by the Trustees in good faith as to what is in the interests of the Trust shall be conclusive. Information pertaining to the Trustees and Officers of Harbor Funds is set forth below. The address of each Trustee and Officer is: [Name of Trustee or Officer] c/o Harbor Funds, 111 South Wacker Drive, 34th Floor, Chicago, IL 60606-4302.

The Harbor Funds’ Statement of Additional Information includes additional information about the Trust’s Trustees and is available without charge by calling 800-422-1050 or at the Trust’s website at harborfunds.com.

Name (Age) Position(s) with Fund Address	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships of Public Companies and Other Registered Investment Companies Held by Trustee During Past Five Years
INDEPENDENT TRUSTEES
Scott M. Amero (51) Trustee	Since 2014	Trustee, Rare (conservation non-profit) (2011-Present); Trustee, Berkshire School (2014-Present); BlackRock, Inc., (publicly traded investment management firm) Vice Chairman and Global Chief Investment Officer, Fixed Income (2010), Vice Chairman and Global Chief Investment Officer, Fixed Income, and Co-Head, Fixed Income Portfolio Management (2007-2010).	28	Director, Anthracite Capital, Inc. (2005-2010).

Raymond J. Ball (70) Trustee	Since 2006	Sidney Davidson Distinguished Service Professor of Accounting, University of Chicago Booth School of Business (2000-Present); Academic Affiliate, Analysis Group (litigation consulting firm) (2000-Present); Financial Reporting Faculty Advisory Group of the Institute of Chartered Accountants in England and Wales (2008-Present); and Advisory Board of the Center for Accounting Research & Education at University of Notre Dame (2006-Present).	28	None

Donna J. Dean (63) Trustee	Since 2010	Chief Investment Officer of the Rockefeller Foundation (a private foundation) (1995-Present); and Trustee of Queens University of Charlotte, North Carolina (2000-2014).	28	None

Randall A. Hack (68) Trustee	Since 2010	Founder and Senior Managing Director of Capstone Capital LLC (a private investment firm) (2003-Present); Director of Tower Development Corporation (cell tower developer) (2009-Present); and Advisory Director of Berkshire Partners (a private equity firm) (2002-2013).	28	Director of FiberTower Corporation (2002-2011).

Robert Kasdin (57) Trustee	Since 2014	Senior Vice President and Chief Operating Officer, Johns Hopkins Medicine (2015-Present); Senior Executive Vice President, Columbia University (2002-2015); Trustee, National September 11 Memorial & Museum at the World Trade Center (2005-Present); Trustee, The Metropolitan Museum of Art (2014-Present); Trustee (2004-2014) and President of the Board of Trustees (2006-2011), The Dalton School; Trustee, ARTstor Digital Library (a nonprofit digital images resource) (2013-Present); Director, Apollo Commercial Real Estate Finance, Inc. (2014-Present); and Director, Noranda Aluminum Holdings Corp. (2007-2014).	28	Director of Noranda Aluminum Holdings Corp. (2007–2014); and Director of Apollo Commercial Real Estate Finance, Inc. (2014-Present).

Rodger F. Smith (74) Trustee	Since 1987	Managing Director, Greenwich Associates (a research based consulting firm) (1976-Present); and Chair of Trust Advisory Committee of Tau Beta Pi Association (engineering honor society) (1985-Present).	28	None

Ann M. Spruill (61) Trustee	Since 2014	Partner (1993-2008), Member of Executive Committee (1996-2008), Member Board of Directors (2000-2008), Grantham, Mayo, Van Otterloo & Co. LLC (private investment management firm) (with the firm since 1990); Member Investment Committee and Chair of Global Equities, Museum of Fine Arts, Boston (2000-Present); and Trustee, Financial Accounting Foundation (2014-Present).	28	None
INTERESTED TRUSTEE
David G. Van Hooser (68)* Chairman, Trustee and President	Since 2000	President (2002-Present), Director and Chairman of the Board (2000-Present), Harbor Capital Advisors, Inc.; Chief Executive Officer (2007-Present), Chief Financial Officer (2012-Present), Treasurer (2007-2012) and Director (2000-Present), Harbor Funds Distributors, Inc.; and Director (2000-Present), Harbor Services Group, Inc.	28	None

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Name (Age) Position(s) with Fund Address	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past Five Years
FUND OFFICERS NOT LISTED ABOVE**
Charles F. McCain (45) Chief Compliance Officer	Since 2004	Executive Vice President and General Counsel (2004-Present) and Chief Compliance Officer (2004-2014), Harbor Capital Advisors, Inc.; Director (2007-Present) and Chief Compliance Officer (2004-Present), Harbor Services Group, Inc.; and Director, Executive Vice President and Chief Compliance Officer (2007-Present), Harbor Funds Distributors, Inc.

Anmarie S. Kolinski (43) Treasurer	Since 2007	Executive Vice President and Chief Financial Officer (2007-Present), Harbor Capital Advisors, Inc.; Chief Financial Officer (2007-Present), Harbor Services Group, Inc.; and Treasurer (2012-Present), Harbor Funds Distributors, Inc.

Erik D. Ojala (40) Vice President and Secretary; AML Compliance Officer	Since 2007; Since 2010	Senior Vice President and Associate General Counsel (2007-Present) and Secretary (2010-Present), Harbor Capital Advisors, Inc.; and Assistant Secretary (2014-Present), Harbor Services Group, Inc.

Brian L. Collins (46) Vice President	Since 2005	Executive Vice President and Chief Investment Officer (2004-Present), Harbor Capital Advisors, Inc.

Charles P. Ragusa (56) Vice President	Since 2007	Executive Vice President (2007-Present), Harbor Capital Advisors, Inc.; President (2007-Present), Harbor Services Group, Inc.; and Executive Vice President and AML Compliance Officer (2007-Present), Harbor Funds Distributors, Inc.

Jodie L. Crotteau (43) Assistant Secretary	Since 2014	Senior Vice President and Chief Compliance Officer, Harbor Capital Advisors, Inc. (2014-Present); Vice President and Chief Compliance Officer, Grosvenor Registered Funds (2011-2014); Vice President, Grosvenor Capital Management, L.P. (2010-2014); Assistant Secretary (2005-2010) and AML Compliance Officer (2007-2010), Harbor Funds; Vice President, Secretary and Compliance Director (2007-2010), Harbor Capital Advisors, Inc.; Assistant Secretary (2005-2010), Harbor Services Group, Inc.; and Assistant Secretary (2007-2010), Harbor Funds Distributors, Inc.

Susan A. DeRoche (62) Assistant Secretary	Since 2006	Senior Vice President and Compliance Director (2007-Present) and Assistant Secretary (2006-Present), Harbor Capital Advisors, Inc.; Senior Vice President (2011–Present) and Secretary (2007-Present), Harbor Funds Distributors, Inc.; and Secretary (2014-Present) and Assistant Secretary (2012-2013), Harbor Services Group, Inc.

John M. Paral (46) Assistant Treasurer	Since 2013	Vice President (2012-Present) and Financial Reporting Manager (2007-2012), Harbor Capital Advisors, Inc.

1	Each Trustee serves for an indefinite term, until his successor is elected. Each Officer is elected annually.
*	Mr. Van Hooser is deemed an “Interested Trustee” due to his affiliation with the Adviser and Distributor of Harbor Funds.
**	Officers of the Funds are “interested persons” as defined in the Investment Company Act.

90

THIS PRIVACY STATEMENT IS NOT PART OF THIS REPORT

Harbor’s Privacy Statement

The following privacy statement is issued by Harbor Funds and each series of Harbor Funds and its affiliates, Harbor Capital Advisors, Inc., Harbor Services Group, Inc. and Harbor Funds Distributors, Inc. These measures reflect our commitment to maintaining the privacy of your confidential information. We appreciate the confidence you have shown by entrusting us with your assets.

Personal Information	It is our policy to respect the privacy of current and former shareholders and to protect personal information entrusted to us. We do not sell your personal information to anyone.

In the course of providing products and services, we collect non-public personal information about you from the following sources: applications, forms, our website (including any information captured through our use of “cookies”), through mobile applications, by telephone and in correspondence and transactions with us, our affiliates or other parties.

The non-public personal information collected may include name, address, e-mail address, telephone/fax numbers, account number, social security or taxpayer identification number, investment activity, and bank account information.

When you visit us through our website or a mobile application, we may collect technical and navigational information, such as computer browser type, Internet protocol address, pages visited and average time spent on our website. We may use this information to alert you to software compatibility issues, or to improve our web design and functionality. We use “cookies” and similar files that may be placed on your hard drive for security purposes, to facilitate site navigation and to personalize the appearance of our site.

Information Sharing	We occasionally disclose non-public personal information about our current or former shareholders with affiliated and non-affiliated parties, as permitted or required by law or regulation. In the normal course of servicing our shareholders, information we collect may be shared with non-affiliated companies that perform support services on our behalf or to other firms that assist us in providing you with products and services, such as custodians, transfer agents, broker-dealers and marketing service firms, as well as with other financial institutions. These companies may not use the information for any other purpose and we require them to keep the information they handle confidential. We may also share information with affiliates that are engaged in a variety of financial services in order to better service your account(s).

When information is shared with third parties, they are not permitted to use the information for any purpose other than to assist our servicing of your account(s) or as permitted by law.

If you close your account(s) or if we lose contact with you, we will continue to share information in accordance with our current privacy policy and practices.

Access to Information	Access to non-public personal information is limited to employees, agents or other parties who need to know that information to perform their jobs, such as servicing your account(s), resolving problems or informing you of new products or services.

Security	We maintain physical, electronic and procedural safeguards that comply with industry standards to protect your non-public personal information.

For shareholders accessing information through our website or a mobile application, various forms of Internet security, such as data encryption firewall barriers, user names and passwords, and other tools are used. For additional information regarding our security measures, visit the terms and conditions of use on our website at harborfunds.com. If you have any questions or concerns about how we maintain the privacy of your non-public personal information, please contact us at 800-422-1050 Monday through Friday, between the hours of 8:00 a.m. and 6:00 p.m. Eastern time.

We recommend that you read and retain this notice for your personal files

Eff. November 2013

91

Glossary

12b-1 Fee—A mutual fund fee, named for the SEC rule that permits it, used to pay for broker-dealer compensation and other distribution costs. If a fund has a 12b-1 fee, it will be disclosed in the fee table of a fund’s prospectus.

ADR—ADR after the name of a foreign holding stands for American Depositary Receipts representing ownership of foreign securities. ADRs are issued by U.S. banking institutions.

Average Market Capitalization—The average market capitalization of a fund’s equity portfolio gives you a measure of the size of the companies in which the fund invests. Market capitalization is calculated by multiplying the number of a company’s shares outstanding by its price per share.

Average Weighted Coupon—A calculation from a fund’s portfolio by weighting the coupon of each bond by its relative size in the portfolio.

Barclays U.S. Aggregate Bond Index—The Barclays U.S. Aggregate Bond Index is an unmanaged index of investment-grade fixed-rate debt issues with maturities of at least one year. This unmanaged index does not reflect fees and expenses and is not available for direct investment.

Barclays U.S. TIPS Index—The Barclays U.S. TIPS Index is an unmanaged market index comprised of all U.S. Treasury Inflation Protected Securities rated investment grade (Baa3 or better), have at least one year to final maturity, and at least $250 million par amount outstanding. This unmanaged index does not reflect fees and expenses and is not available for direct investment.

Beta—A measure of market-related risk. The beta of every index is 1.00, no matter how volatile the index is. A beta less than one means the portfolio is less volatile than the index. A beta higher than one indicates more volatility than the index.

Bloomberg Commodity Index Total ReturnSM—The Bloomberg Commodity Index Total ReturnSM is a broadly diversified index that tracks the commodities markets through commodity futures contracts. This unmanaged index does not reflect fees and expenses and is not available for direct investment.

BofA Merrill Lynch All U.S. Convertibles Ex Mandatory Index—The BofA Merrill Lynch All U.S. Convertibles Ex Mandatory Index is broadly representative of the U.S. convertible securities market, consisting of publicly traded issues, denominated in U.S. dollars, of all credit qualities, and excluding mandatory (equity-linked) convertibles. This unmanaged index does not reflect fees and expenses and is not available for direct investment.

BofA Merrill Lynch U.S. Dollar 3-Month LIBOR Constant Maturity Index—The BofA Merrill Lynch U.S. Dollar 3-Month LIBOR Constant Maturity Index tracks the performance of a synthetic asset paying Libor to a stated maturity. The index is based on the assumed purchase at par of a synthetic instrument having exactly its stated maturity and with a coupon equal to that day’s fixing rate. That issue is assumed to be sold the following business day (priced at a yield equal to the current day fixing rate) and rolled into a new instrument. This unmanaged index does not reflect fees and expenses and is not available for direct investment.

BofA Merrill Lynch 3-Month U.S. Treasury Bill Index—The BofA Merrill Lynch 3-Month U.S. Treasury Bill Index is comprised of a single U.S. Treasury Bill issue purchased at the beginning of each month and held for a full month, at which time that issue is sold and rolled into a newly selected issue. The issue selected each month is that having a maturity date closest to, but not beyond 90 days from the rebalance date.

BofA Merrill Lynch U.S. High Yield Index—The BofA Merrill Lynch U.S. High Yield Index is an unmanaged index that tracks the performance of below investment grade U.S. dollar-denominated corporate bonds publicly issued in the U.S. domestic market. All bonds are U.S. dollar denominated and rated Split BBB and below. This unmanaged index does not reflect fees and expenses and is not available for direct investment.

BofA Merrill Lynch U.S. Non-Distressed High Yield Index—The BofA Merrill Lynch U.S. Non-Distressed High Yield Index is a subset of the BofA Merrill Lynch U.S. High Yield Index including all securities with an option-adjusted spread less than 1,000 basis points. The unmanaged index does not reflect fees and expenses and is not available for direct investment.

Bottom-Up Equity Management Style—A management style that de-emphasizes the significance of economic and market cycles, focusing instead on the analysis of individual stocks.

Capital Gains Distribution—Profits distributed to shareholders resulting from the sale of securities held in the fund’s portfolio.

Credit Risk—The possibility that a bond issuer may not be able to pay interest and repay its debt.

92

Glossary—Continued

CUSIP Number—Identification number assigned to every stock, corporate bond and municipal bond by the Committee on Uniform Securities Identification Procedures (CUSIP), which is established by the American Bankers Association.

Diversification—The practice of investing broadly across securities of a number of issuers to reduce risk.

Duration—A common gauge of the price sensitivity of a fixed income asset or portfolio to a change in interest rates.

Emerging Markets—Emerging markets are countries with relatively young stock and bond markets. Examples include Brazil and Thailand. Typically, emerging-markets investments have the potential for losses and gains larger than those of developed-market investments.

Expense Ratio—The Fund’s total annual operating expenses (including management fees, distribution (12b-1) fees and other expenses) expressed as a percentage of average net assets.

Family of Funds—A group of mutual funds, each typically with its own investment objective, managed and distributed by the same company.

GDR—GDR after the name of a holding stands for Global Depositary Receipt representing ownership of foreign securities. GDRs are issued by either U.S. or non-U.S. banking organizations.

Inception Date—The date on which the Fund commenced operations.

Investment Objective—The goal that an investor and mutual fund pursue together (e.g., current income, long-term capital growth, etc.)

Median Market Cap—An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

MSCI All Country World Index—The MSCI All Country World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. This unmanaged index does not reflect fees and expenses and is not available for direct investment.

MSCI All Country World Ex. U.S. (ND) Index—The MSCI All Country World Ex. U.S. is a free float-adjusted market capitalization weighted index that is designed to measure equity market performance in the global developed and emerging markets, excluding the United States. This unmanaged index does not reflect fees and expenses and is not available for direct investment.

MSCI EAFE (ND) Index—The MSCI EAFE (ND) Index is an unmanaged index generally representative of major overseas stock markets. This unmanaged index does not reflect fees and expenses and is not available for direct investment.

MSCI Emerging Markets (ND) Index—The MSCI Emerging Markets (ND) Index is a market capitalization weighted index of equity securities in more than 20 emerging market economies. This unmanaged index does not reflect fees and expenses and is not available for direct investment.

MSCI World (ND) Index—The MSCI World (ND) Index is a free float-adjusted market capitalization index that is designed to measure global developed market equity performance. This unmanaged index does not reflect fees and expenses and is not available for direct investment.

Net Asset Value (NAV)—The per share value of a mutual fund, determined by subtracting the fund’s liabilities from its assets and dividing by the number of shares outstanding. Mutual funds calculate their NAVs at least once each business day.

No-Load Fund—A mutual fund whose shares are sold without a sales commission and without a 12b-1 fee of more than 0.25% per year. Harbor funds are no-load.

Open-End Investment Company—The legal name for a mutual fund, indicating that it stands ready to redeem (buy back) its shares from investors on any business day. Harbor Funds is an open-end investment company.

Operating Expenses—Business costs paid from a fund’s assets before earnings are distributed to shareholders. These include management fees and 12b-1 fees and other expenses.

Portfolio Manager—A specialist employed by a mutual fund’s adviser or subadviser to invest the fund’s assets in accordance with predetermined investment objectives.

93

Glossary—Continued

Portfolio Turnover—A measure of the trading activity in a fund’s investment portfolio (how often securities are bought and sold by a fund). Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors).

Price to Book Ratio (P/B)—A ratio used to compare a stock’s market value to its book value. It is calculated by dividing the current closing price of the stock by the latest quarter’s book value. For a fund, the weighted average price/book ratio of the stocks it holds.

Price to Earnings Ratio (P/E)—The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the market expectations are for a company’s future growth.

Prospectus—The official document that describes a mutual fund to prospective investors. The prospectus contains information required by the SEC, such as investment objectives and policies, risks, services and fees.

Record Date—The date on which a shareholder must officially own shares in order to be entitled to a dividend.

Redemption Fee—Fee charged to shareholders by a mutual fund when they sell shares within a specified period after purchase. The time limit and size of fee vary among funds. The fee is paid to the fund, not the fund’s investment adviser. Its purpose is to protect long-term investors from the impact of short-term traders.

REITs (Real Estate Investment Trust)—REITs invest in real estate or loans secured by real estate and issue shares in such investments. A REIT is similar to a closed-end mutual fund.

Repurchase Agreement (Repo)—A form of short-term borrowing for dealers in government securities. The dealer sells the government securities to investors, usually on an overnight basis, and buys them back the following day. For the party selling the security (and agreeing to repurchase it in the future), it is a repo. For the party on the other end of the transaction (buying the security and agreeing to sell back in the future), it is a reverse repurchase agreement.

Risk/Reward (or Return)—The relationship between the degree of risk associated with an investment and its return potential. Typically, the higher the potential return of an investment, the greater the risk.

Russell 1000® Growth Index—The Russell 1000® Growth Index is an unmanaged index generally representative of the U.S. market for larger capitalization growth stocks. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell 1000® Growth Index and Russell® are trademarks of Russell Investments.

Russell 1000® Value Index—The Russell 1000® Value Index is an unmanaged index generally representative of the U.S. market for larger capitalization value stocks. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell 1000® Value Index and Russell® are trademarks of Russell Investments.

Russell 2000® Index—The Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000® Index is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2,000 of the smallest securities based on a combination of their market cap and current index membership. The Russell 2000® Index is constructed to provide a comprehensive and unbiased small-cap barometer and is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small-cap opportunity set. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell 3000® Index and Russell® are trademarks of Russell Investments.

Russell 2000® Growth Index—The Russell 2000® Growth Index is an unmanaged index representing the smallest 2,000 stocks with the highest price-to-book ratio and future earnings. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell 2000® Growth Index and Russell® are trademarks of Russell Investments.

Russell 2000® Value Index—The Russell 2000® Value Index is an unmanaged index representing the smallest 2,000 stocks with the lowest price-to-book ratio and future earnings. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell 2000® Value Index and Russell® are trademarks of Russell Investments.

Russell 3000® Index—The Russell 3000® Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market. The Russell 3000® Index is constructed to provide a comprehensive, unbiased and stable barometer of the broad market and is completely reconstituted annually to ensure new and growing equities are reflected. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell 3000® Index and Russell® are trademarks of Russell Investments.

94

Glossary—Continued

Russell 3000® Growth Index—The Russell 3000® Growth Index measures the performance of the broad growth segment of the U.S. equity universe. It includes those Russell 3000 companies with higher price-to-book ratios and higher forecasted growth values. The Russell 3000® Growth Index is constructed to provide a comprehensive, unbiased, and stable barometer of the broad growth market. The index is completely reconstituted annually to ensure new and growing equities are included and that the represented companies continue to reflect growth characteristics. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell 3000® Growth Index and Russell® are trademarks of Russell Investments.

Russell 3000® Value Index—The Russell 3000® Value Index measures the performance of the broad value segment of U.S. equity value universe. It includes those Russell 3000 companies with lower price-to-book ratios and lower forecasted growth values. The Russell 3000® Value Index is constructed to provide a comprehensive, unbiased, and stable barometer of the broad value market. The index is completely reconstituted annually to ensure new and growing equities are included and that the represented companies continue to reflect value characteristics. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell 3000® Value Index and Russell® are trademarks of Russell Investments.

Russell Midcap® Growth Index—The Russell Midcap® Growth Index is an unmanaged index generally representative of the U.S. market for medium capitalization growth stocks. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell Midcap® Growth Index and Russell® are trademarks of Russell Investments.

Russell Midcap® Value Index—The Russell Midcap® Value Index is an unmanaged index generally representative of the U.S. market for medium capitalization value stocks. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell Midcap® Value Index and Russell® are trademarks of Russell Investments.

S&P 500 Index—The S&P 500 Index is an unmanaged index generally representative of the U.S. stock market. This unmanaged index does not reflect fees and expenses and is not available for direct investment.

Statement of Additional Information (SAI)—The supplementary document to a prospectus that contains more detailed information about a mutual fund; also known as “Part B” of a fund’s registration statement.

TBAs—A term used to describe a forward mortgage-backed securities trade. Pass-through securities issued by Freddie Mac, Fannie Mae and Ginnie Mae trade in the TBA market. The term TBA is derived from the fact that the actual mortgage- backed security that will be delivered to fulfill a TBA trade is not designated at the time the trade is made. The securities are “to be announced” 48 hours prior to the established trade settlement date.

Treasury Inflation-Protected Securities (TIPS)—TIPS are securities in which the principal amount is adjusted for inflation and interest payments are applied to the inflation-adjusted principal.

Top-Down Equity Management Style—Investment style that begins with an assessment of the overall economic environment and makes a general asset allocation decision regarding various sectors of the financial markets and various industries.

Total Return—Return on an investment over a specified period, including price appreciation (or depreciation) plus any income, expressed as an average annual compound of return.

Weighted Average Duration—Duration is a time measure of a bond’s interest-rate sensitivity, based on the weighted average of the time periods over which a bond’s cash flows accrue to the bondholder. Time periods are weighted by multiplying by the present value of its cash flow divided by the bond’s price. (A bond’s cash flows consist of coupon payments and repayment of capital.) A bond’s duration will almost always be shorter than its maturity, with the exception of zero-coupon bonds, for which maturity and duration are equal.

Weighted Average Maturity—The average length of time until principal must be repaid for all bonds in a mutual fund portfolio on a dollar weighted basis.

Yield—A measure of net income (dividends and interest) earned by the securities in the fund’s portfolio less fund expenses during a specified period. A fund’s yield is expressed as a percentage of the maximum offering price per share on a specified date.

Yield to Maturity—The term used to describe the rate of return an investor will receive if a long-term, interest-bearing security, such as a bond, is held to its maturity date. Yield to maturity is greater than the coupon rate if the bond is selling at a discount and less than the coupon rate if it is selling at a premium.

95

111 South Wacker Drive, 34th Floor	Chicago, IL 60606-4302	800-422-1050	harborfunds.com

Trustees & Officers

David G. Van Hooser

Chairman, President & Trustee

Scott M. Amero

Trustee

Raymond J. Ball

Trustee

Donna J. Dean

Trustee

Randall A. Hack

Trustee

Robert Kasdin

Trustee

Rodger F. Smith

Trustee

Ann M. Spruill

Trustee

Charles F. McCain

Chief Compliance Officer

Anmarie S. Kolinski

Treasurer

Erik D. Ojala

Vice President, Secretary & AML Compliance Officer

Brian L. Collins

Vice President

Charles P. Ragusa

Vice President

Jodie L. Crotteau

Assistant Secretary

Susan A. DeRoche

Assistant Secretary

John M. Paral

Assistant Treasurer

Investment Adviser

Harbor Capital Advisors, Inc.

111 South Wacker Drive

34th Floor

Chicago, IL 60606-4302

312-443-4400

Distributor & Principal Underwriter

Harbor Funds Distributors, Inc.

111 South Wacker Drive

34th Floor

Chicago, IL 60606-4302

312-443-4600

Shareholder Servicing Agent

Harbor Services Group, Inc.

P.O. Box 804660

Chicago, IL 60680-4108

800-422-1050

Custodian

State Street Bank & Trust Company

State Street Financial Center

1 Lincoln Street

Boston, MA 02111-2900

FD.SAR.DE.0415

Semi-Annual Report

April 30, 2015

International & Global Funds

	Institutional Class	Administrative Class	Investor Class

Harbor International Fund	HAINX	HRINX	HIINX

Harbor International Growth Fund	HAIGX	HRIGX	HIIGX

Harbor Global Growth Fund	HGGAX	HRGAX	HGGIX

Harbor Emerging Markets Equity Fund	HAEMX	HREMX	HIEEX

This document must be preceded or accompanied by a Prospectus.

Harbor International & Global Funds

SEMI-ANNUAL REPORT OVERVIEW (Unaudited)

The first half of the fiscal year ended April 30, 2015. The performance figures for each of the Harbor Funds shown below assume the reinvestment of dividends and capital gains, but do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of shares of the Funds. From time to time, certain fees and/or expenses have been voluntarily or contractually waived or reimbursed, which has resulted in higher returns. Without these waivers or reimbursements, the returns would have been lower. Voluntary waivers or reimbursements may be discontinued at any time without notice. For information on the different share classes, please refer to the current prospectus. The returns of the unmanaged indices assume the reinvestment of dividends but do not reflect fees and expenses. The indices are not available for direct investment.

Performance data shown represents past performance, which is no guarantee of future results. Current performance may be higher or lower than the past performance data shown. Investment returns and the value of an investment will fluctuate, and an investor’s shares, when sold, may be worth more or less than their original cost. You can obtain performance data current to the most recent month-end (available within seven business days after the most recent month-end) by calling 800-422-1050 or by visiting harborfunds.com.

	Unannualized Total Return 6 Months Ended April 30, 2015
	Institutional Class	Administrative Class	Investor Class
INTERNATIONAL & GLOBAL FUNDS
Harbor International Fund	7.69%	7.55%	7.48%
Harbor International Growth Fund	7.75	7.59	7.53
Harbor Global Growth Fund	3.92	3.83	3.71
Harbor Emerging Markets Equity Fund	0.10	-0.07	-0.04

COMMONLY USED MARKET INDICES	Unannualized Total Return 6 Months Ended April 30, 2015
MSCI EAFE (ND); international equity	6.81%
MSCI All Country World Ex. U.S. (ND); global equity	5.56
MSCI All Country World (ND); global equity	4.97
MSCI Emerging Markets (ND); global equity	3.92

	EXPENSE RATIOS[1]					Morningstar Average[2] (unaudited)
	2011*	2012*	2013*	2014*	2015[a]
HARBOR INTERNATIONAL & GLOBAL FUNDS
Harbor International Fund
Institutional Class	0.77%	0.77%	0.74%	0.73%	0.73%	0.99%
Administrative Class	1.02	1.02	0.99	0.98	0.98	1.32
Investor Class	1.14	1.14	1.11	1.10	1.10	1.37
Harbor International Growth Fund
Institutional Class	0.86%	0.87%	0.89%	0.85%	0.85%	1.03%
Administrative Class	1.11	1.12	1.14	1.10	1.10	1.41
Investor Class	1.23	1.24	1.26	1.22	1.22	1.43
Harbor Global Growth Fund
Institutional Class	1.00%	0.96%	0.90%	0.90%	0.90%	1.03%
Administrative Class	1.25	1.21	1.15	1.15	1.15	1.21
Investor Class	1.37	1.30	1.27	1.27	1.27	1.31
Harbor Emerging Markets Equity Fund
Institutional Class	N/A	N/A	N/A	1.25%	1.21%	1.30%
Administrative Class	N/A	N/A	N/A	1.50	1.47	1.65
Investor Class	N/A	N/A	N/A	1.62	1.59	1.66

*	Audited.
1	Harbor Funds’ expense ratios are for operating expenses for the fiscal years ended October 31 (unless otherwise noted) and are shown net of all expense offsets, waivers and reimbursements (see Financial Highlights).
2	The Morningstar Average includes all actively managed no-load funds in the April 30, 2015 Morningstar Universe with the same investment style as the comparable Harbor fund’s portfolio and with the following additional characteristics for each Harbor Funds share class: Institutional Class contains funds with 12b-1 fees less than or equal to 0.25%; Administrative Class contains funds with 12b-1 fees and which are restricted primarily for use by retirement plans; and Investor Class contains funds with 12b-1 fees and a minimum investment less than $50,000.
a	Unaudited annualized figures for the six-month period ended April 30, 2015.

1

Letter from the Chairman

David G. Van Hooser

Chairman

Dear Fellow Shareholder:

International stock markets moved higher in the first half of fiscal 2015 as investors responded favorably to accommodative initiatives by central banks in Europe, Japan and other countries. The U.S. dollar strengthened against most international currencies, enhancing the competitiveness of foreign exporters. A sharp decline in crude oil prices was regarded as a favorable development for consumers and energy-importing economies.

Shares of companies based in developed overseas markets returned 6.81%, as measured by the MSCI EAFE (ND) Index, while emerging markets equities returned 3.92%, as measured by the MSCI Emerging Markets (ND) Index. The MSCI World (ND) Index, a measure of global equities including the U.S., returned 5.09%. (All international and global returns are in U.S. dollars.)

Harbor International and Global Equity Funds

Harbor International Fund returned 7.69%, outperforming its MSCI EAFE (ND) Index benchmark by 88 basis points, or 0.88 percentage point. (All Harbor returns cited are for each fund’s Institutional Class shares.) Harbor International also continued to outperform the index for the latest 5-year and 10-year periods and since its inception in 1987.

Harbor International Growth Fund recorded a return of 7.75%, beating its benchmark, the MSCI All Country World Ex. U.S. (ND) Index, by 219 basis points. Harbor Global Growth Fund posted a return of 3.92%, lagging its MSCI All Country World (ND) Index benchmark by 105 basis points. Although it underperformed over the latest six months, Harbor Global Growth continued to outpace the index since its inception in 2009 as well as for the five years ended April 30, 2015. Harbor Emerging Markets Equity Fund returned 0.10%, underperforming its MSCI Emerging Markets (ND) Index by 382 basis points.

As always, we recommend that shareholders maintain a long-term perspective in evaluating all of their investments, including Harbor Funds. Comments by the portfolio managers of each international and global equity fund can be found in the pages preceding each Fund’s portfolio of investments.

	RETURNS FOR PERIODS ENDED APRIL 30, 2015
	Unannualized		Annualized
International & Global	6 Months	1 Year	5 Years	10 Years	30 Years
MSCI EAFE (ND) (foreign stocks)	6.81%	1.66%	7.40%	5.62%	9.04%
MSCI World (ND) (global stocks)	5.09	7.41	10.51	6.87	9.44
MSCI Emerging Markets (ND) (emerging markets)	3.92	7.80	3.02	9.58	N/A

Domestic Equities
Wilshire 5000 Total Market (entire U.S. stock market)	4.64%	12.52%	14.26%	8.88%	11.00%
S&P 500 (large cap stocks)	4.40	12.98	14.33	8.32	11.09
Russell Midcap® (mid cap stocks)	5.87	13.30	15.09	10.27	12.55
Russell 2000® (small cap stocks)	4.65	9.71	12.73	9.18	9.90
Russell 3000® Growth	6.59	16.50	15.45	9.69	10.41
Russell 3000® Value	2.82	8.96	13.15	7.54	11.24

Strategic Markets
Bloomberg Commodity Index Total ReturnSM	-11.87%	-24.69%	-5.02%	-2.44%	N/A

Fixed Income
BofA Merrill Lynch U.S. High-Yield (high-yield bonds)	1.51%	2.57%	8.18%	8.28%	N/A
Barclays U.S. Aggregate Bond (domestic bonds)	2.06	4.46	4.12	4.75	7.33%
BofA Merrill Lynch 3-Month U.S. Treasury Bill (proxy for money market returns)	0.01	0.02	0.09	1.47	3.90
Barclays U.S. TIPS (inflation-linked bonds)	1.28	2.48	3.96	4.43	N/A

Domestic Equity, Strategic Markets, and Fixed Income

U.S. stock indices had positive returns for the first half of fiscal 2015, supported by accommodative monetary policies of the Federal Reserve and central banks of other countries. The Wilshire 5000 Total Market Index, a measure of the broad domestic equity market, had a return of 4.64% for the six months ended April 30, 2015. Growth stocks outperformed value stocks across all capitalization ranges.

2

Commodity markets finished broadly lower for the first half of fiscal 2015, driven in part by the decline in crude oil prices and the stronger U.S. dollar. The Bloomberg Commodity Index Total ReturnSM, an unmanaged index of futures contracts on a diversified group of physical commodities, returned -11.87%.

Fixed income markets generated modest gains in the first half of fiscal 2015. The Federal Reserve indicated its willingness to begin gradually raising short-term rates if warranted by certain signs of continued economic growth in the U.S. By contrast, against a backdrop of economic weakness and subdued inflation, a number of central banks outside the U.S., including Europe and Japan, introduced new monetary stimulus measures.

The broad U.S. investment-grade bond market returned 2.06% for the fiscal first half, as measured by the Barclays U.S. Aggregate Bond Index. Below investment-grade bonds returned 1.51%, as measured by the BofA Merrill Lynch U.S. High Yield Index. Inflation-linked bonds, as measured by the Barclays U.S. TIPS Index, returned 1.28%. Money market investments again produced barely positive returns as the Federal Reserve continued to hold its federal funds target rate at the 0.0% to 0.25% range.

Disciplined Approach

Although stocks and bonds may provide solid long-term returns, as indicated in the table on the preceding page, financial markets can be very volatile in the short run. Given the uncertainty of markets, a disciplined approach and a diversified portfolio can be useful tools in helping investors to manage risk. At Harbor Funds, we offer a range of actively-managed equity, strategic markets and fixed income funds to assist investors in establishing an investment plan to help achieve their long-term goals.

Thank you for your investment in Harbor Funds.

June 24, 2015

David G. Van Hooser

Chairman

3

Harbor International Fund

MANAGERS’ COMMENTARY (Unaudited)

SUBADVISER

Northern Cross, LLC

125 Summer Street

Suite 1410

Boston, MA 02110

PORTFOLIO MANAGERS

Howard Appleby, CFA

Since 2009

Jean-Francois Ducrest

Since 2009

James LaTorre, CFA

Since 2009

Northern Cross, LLC

has subadvised the

Fund since 2009.

INVESTMENT OBJECTIVE

The Fund seeks long-term total return,

principally from growth

of capital.

PRINCIPAL STYLE CHARACTERISTICS

International large cap

value oriented stocks

Howard Appleby

Jean-Francois Ducrest

James LaTorre

Management’s Discussion of Fund Performance

MARKET REVIEW

International equities posted positive results for the first half of fiscal 2015, with the MSCI EAFE (ND) Index recording a return of 6.81% for the six months ended April 30, 2015. (All international and global returns are in U.S. dollars.) The index is a measure of stocks in developed overseas markets. By comparison, shares of developing-markets companies returned 3.92%, as measured by the MSCI Emerging Markets (ND) Index, while U.S. equities, as measured by the S&P 500 Index, returned 4.40%.

Eight of the 10 economic sectors of the MSCI EAFE (ND) Index posted positive returns, led by Consumer Discretionary and Information Technology, which registered double-digit gains. Energy and Utilities were the only sectors to lose ground. Shares of Japanese companies, representing about 21% of the MSCI EAFE (ND) Index and posting an aggregate return of 13%, provided the biggest boost to index performance on a country-level basis. Other leading country-level contributors included Germany, France, and Switzerland.

PERFORMANCE

Harbor International Fund returned 7.69% (Institutional Class), 7.55% (Administrative Class), and 7.48% (Investor Class) for the fiscal first half, outpacing the 6.81% return of the MSCI EAFE (ND) Index. From a longer-term perspective, the Fund continued to outperform the benchmark since its inception in 1987 and for the 5 years and 10 years ended April 30, 2015.

Stock selection, especially in the Health Care, Industrials, and Energy sectors, was an important contributor to Fund performance relative to the index for the first half of fiscal 2015. Sector positioning also aided relative performance, as the Fund had a below-benchmark exposure to Energy stocks and no investment in the Utilities sector—the two weakest-performing areas of index. From a country-level perspective, a smaller-than-index allocation to shares of Japanese companies hurt relative performance, but this was more than offset by favorable stock selection, especially in the United Kingdom, France, Germany, and Sweden. Sector positioning and country weights generally are a reflection of individual stock selection decisions rather than an active element of the Fund’s investment strategy.

Almost all of the Fund’s holdings in the Health Care sector posted double-digit returns. Top contributors in the sector included Danish insulin maker Novo Nordisk, Swiss drug maker Novartis, Irish pharmaceutical company Shire, and French ophthalmic lens maker Essilor International. Leading contributors in the Industrials sector included Japanese industrial-robotics company Fanuc, U.K.-based engine-manufacturer Rolls-Royce, and Swedish truck maker Volvo. Fanuc’s shares rose 30% in the fiscal first half. In April, the company’s management announced plans to buy back shares and double its dividend.

The Fund’s only two holdings in the Energy sector, oil and natural gas company BG Group and oilfield-services provider Schlumberger, both posted positive returns while Energy names in the index had an aggregate return of -6%. BG Group was sold from the portfolio after agreeing in April to be acquired by Royal Dutch Shell in a transaction that represented a 50% premium to BG’s share price.

4

Harbor International Fund

MANAGERS’ COMMENTARY—Continued

TOP TEN HOLDINGS (% of net assets)
Novo Nordisk AS	3.2%
FANUC Corp.	2.8%
Novartis AG	2.7%
Roche Holding AG	2.7%
Rolls-Royce Holdings plc	2.6%
Lloyds Banking Group plc	2.5%
Banco Bilbao Vizcaya Argentaria SA	2.4%
Schneider Electric SE	2.4%
SAP SE	2.3%
Unibail-Rodamco SE	2.3%

Other top contributors to Fund performance included German auto makers Daimler and Volkswagen, in the Consumer Discretionary sector; French cosmetics group L’Oreal and Belgium-headquartered brewer Anheuser-Busch InBev, in the Consumer Staples sector; and Japanese insurer Tokio Marine Holdings, a Financials sector stock. Several Financials stocks were among portfolio holdings that detracted from returns, including Spanish banks Banco Bilbao Vizcaya Argentaria and Banco Santander, Brazilian banks Banco Bradesco and Itau Unibanco Holding, and U.K.-based Lloyds Banking Group. Other detractors included mining and energy company Freeport McMoran, Malaysian conglomerate Genting, and Japanese construction-equipment maker Komatsu.

Currency effects hurt absolute returns as reported in U.S. dollars but were essentially neutral in terms of relative performance. The strength of the dollar weighed on the performance of foreign shares for U.S.-based investors, as their returns were reduced when translated back into the U.S. currency. This had the effect of reducing index and Fund returns both by about seven percentage points for the fiscal first half.

OUTLOOK AND STRATEGY

As of April 30, 2015, the Fund’s biggest overweights relative to the MSCI EAFE (ND) Index were in the Industrials, Consumer Staples, and Health Care sectors. The biggest underweights were in Telecommunication Services and Utilities, where the portfolio had no exposure, and in the Energy sector. Relative to the benchmark, the Fund’s largest country exposures were in France and Switzerland, while the biggest underweights were in Japan, the United Kingdom, and Australia.

A key element of our investment philosophy is the belief that thorough and patient due diligence provides the best opportunities to invest in companies that will deliver long-term profit-margin expansion. We continue to focus on finding companies with long-term catalysts, a process that we believe leads to consistency and sustainability of individual stock performance.

The portfolio includes many global franchises that we believe should be able to demonstrate pricing power and benefit from a combination of earnings upgrades and higher relative valuations as the global economy gradually recovers. In addition, many of these companies have well-established positions in major developing economies.

Currency effects were an important factor in international equity markets in the fiscal first half as the U.S. dollar strengthened against most currencies. Although the strength of the U.S. currency had the effect of reducing international equity returns as expressed in dollars, we believe that many of the European-based companies in the portfolio should benefit from a weaker euro.

This report contains the current opinions of Northern Cross, LLC at the time of its publication and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.

Investing in international and emerging markets poses special risks, including potentially greater price volatility due to social, political and economic factors, as well as currency exchange rate fluctuations. These risks are more severe for securities of issuers in emerging market regions. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.

5

Harbor International Fund

FUND SUMMARY—April 30, 2015 (Unaudited)

INSTITUTIONAL CLASS

Fund #	2011

Cusip	411511306

Ticker	HAINX

Inception Date	12/29/1987

Net Expense Ratio	0.73%[a,b]

Total Net Assets (000s)	$44,949,452

ADMINISTRATIVE CLASS

Fund #	2211

Cusip	411511652

Ticker	HRINX

Inception Date	11/01/2002

Net Expense Ratio	0.98%[a,b]

Total Net Assets (000s)	$915,111

INVESTOR CLASS

Fund #	2411

Cusip	411511645

Ticker	HIINX

Inception Date	11/01/2002

Net Expense Ratio	1.10%[a],b

Total Net Assets (000s)	$4,522,869

a	Annualized.

b	Reflective of a contractual fee waiver effective through February 29, 2016.

c	Unannualized.

PORTFOLIO STATISTICS

	Portfolio		Benchmark

Number of Countries	18		24

Weighted Average Market Cap (MM)	$70,639		$64,453

Price/Earning Ratio (P/E)	19.8x		20.9x

Price/Book Ratio (P/B)	2.6x		2.2x

Beta vs. MSCI EAFE (ND) Index	0.93		1.00

Portfolio Turnover (6-Month Period Ended 04/30/2015)	12%	[c]	N/A

SECTOR ALLOCATION (% of investments)

(Excludes cash and short-term investments)

REGION BREAKDOWN (% of investments)

(Excludes cash and short-term investments)

6

Harbor International Fund

FUND PERFORMANCE SUMMARY (Unaudited)

Institutional Class

CHANGE IN A $50,000 INVESTMENT

For the period 05/01/2005 through 04/30/2015

The graph compares a $50,000 investment in the Fund with the performance of the MSCI EAFE (ND) Index. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

Total Returns For the periods ended 04/30/2015
Harbor International Fund
Institutional Class	7.69%	-0.10%	7.92%	8.69%	12/29/1987	$114,976
Comparative Index
MSCI EAFE (ND)	6.81%	1.66%	7.40%	5.62%	—	$86,382

Administrative and Investor Classes

CHANGE IN A $10,000 INVESTMENT

For the period 05/01/2005 through 04/30/2015

The graph compares a $10,000 investment in the Fund with the performance of the MSCI EAFE (ND) Index. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

Total Returns For the periods ended 04/30/2015
Harbor International Fund
Administrative Class	7.55%	-0.36%	7.65%	8.41%	11/01/2002	$22,425
Investor Class	7.48%	-0.48%	7.52%	8.28%	11/01/2002	$22,140
Comparative Index
MSCI EAFE (ND)	6.81%	1.66%	7.40%	5.62%	—	$17,276

As stated in the Fund’s current prospectus, the expense ratios were 0.75% (Net) and 0.77% (Gross) (Institutional Class); 1.00% (Net) and 1.02% (Gross) (Administrative Class); and 1.12% (Net) and 1.14% (Gross) (Investor Class). The net expense ratios reflect a contractual management fee waiver through 02/29/2016. The expense ratios in the prospectus may differ from the actual expense ratios for the period disclosed within this report. The expense ratios shown in the prospectus are based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus.

Performance data shown represents past performance, which is no guarantee of future results. Current performance may be higher or lower than the past performance data shown. Investment returns and the value of an investment will fluctuate, and an investor’s shares, when sold, may be worth more or less than their original cost. You can obtain performance data current to the most recent month-end (available within seven business days after the most recent month-end) by calling 800-422-1050 or visiting harborfunds.com.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. From time to time, certain fees and/or expenses have been waived or reimbursed, which has resulted in higher returns. Without these waivers and reimbursements, the returns would have been lower.

a	Annualized.

b	Unannualized.

7

Harbor International Fund

PORTFOLIO OF INVESTMENTS—April 30, 2015 (Unaudited)

Equity Holdings by Country (% of net assets)

(Excludes net cash and short-term investments of 2.7%)

COMMON STOCKS—94.7%

Shares		Value (000s)

AEROSPACE & DEFENSE—2.6%
80,837,163	Rolls-Royce Holdings plc (UK)*	$1,288,779

AUTO COMPONENTS—1.7%
7,755,358	Cie Generale des Etablissements Michelin (FR)	864,845

AUTOMOBILES—1.6%
8,168,963	Daimler AG (GER)	785,419

BANKS—11.1%
120,853,911	Banco Bilbao Vizcaya Argentaria SA (SP)	1,214,349
86,414,687	Banco Santander SA (SP)	653,344
10,685,853	Bancolombia SA ADR (COL)[1]	483,749
19,216,994	Erste Group Bank AG (AUT)	542,565
24,795,775	Itau Unibanco Holding SA ADR (BR)[1]	317,882
1,074,879,979	Lloyds Banking Group plc (UK)*	1,272,955
47,668,664	Standard Chartered plc (UK)	780,441
17,759,786	United Overseas Bank Ltd. (SGP)	327,934

		5,593,219

BEVERAGES—7.7%
8,310,560	Anheuser-Busch InBev NV (BEL)	1,011,796
38,465,530	Diageo plc (UK)	1,067,894
10,734,208	Heineken NV (NET)[2]	845,619
7,647,668	Pernod Ricard SA (FR)	950,482

		3,875,791

BUILDING PRODUCTS—1.2%
10,301,097	Compagnie de Saint-Gobain (FR)	468,155
5,454,100	LIXIL Group Corp. (JP)	113,683

		581,838

CAPITAL MARKETS—2.0%
50,403,755	UBS Group AG (SWS)*	1,006,932

CHEMICALS—4.5%
3,813,605	Air Liquide SA (FR)	498,745
4,801,614	Linde AG (GER)	938,281
2,531,149	Syngenta AG (SWS)	846,997

		2,284,023

CONSTRUCTION MATERIALS—1.6%
10,310,884	Holcim Ltd. (SWS)*	828,278

DIVERSIFIED FINANCIAL SERVICES—1.6%
19,274,353	Investor AB (SW)	785,386

ELECTRICAL EQUIPMENT—4.9%
33,183,745	ABB Ltd. (SWS)*	727,137
9,164,331	Legrand SA (FR)	529,906
16,460,570	Schneider Electric SE (FR)[2]	1,230,401

		2,487,444

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS—0.2%
2,098,300	Omron Corp. (JP)	96,350

ENERGY EQUIPMENT & SERVICES—1.3%
6,920,485	Schlumberger Ltd. (US)	654,747

FOOD PRODUCTS—2.0%
12,680,524	Nestlé SA (SWS)	983,808

HEALTH CARE EQUIPMENT & SUPPLIES—2.1%
8,742,277	Essilor International SA (FR)	1,065,072

HEALTH CARE PROVIDERS & SERVICES—1.7%
4,366,990	Fresenius Medical Care AG & Co. KGaA (GER)	367,009
8,385,768	Fresenius SE & Co. KGaA (GER)	498,894

		865,903

HOTELS, RESTAURANTS & LEISURE—2.9%
4,409,957	Accor SA (FR)[2]	241,819
79,787,300	Genting Bhd (MAL)	195,859
17,482,073	Las Vegas Sands Corp. (US)	924,452
815,497	Wynn Resorts Ltd. (US)	90,577

		1,452,707

HOUSEHOLD PRODUCTS—1.3%
7,572,885	Reckitt Benckiser Group plc (UK)	674,020

INSURANCE—5.7%
6,365,290	Allianz SE (GER)[2]	1,083,465
41,239,043	AXA SA (FR)[2]	1,042,764
18,392,600	Tokio Marine Holdings Inc. (JP)	749,787

		2,876,016

MACHINERY—9.5%
31,731,795	Atlas Copco AB (SW)[2]	990,444
6,532,300	FANUC Corp. (JP)	1,436,862
21,537,300	Komatsu Ltd. (JP)	433,311
37,048,703	Sandvik AB (SW)[2]	468,261
2,632,700	SMC Corp. (JP)	791,974
49,961,776	Volvo AB (SW)	690,232

		4,811,084

MEDIA—1.7%
11,185,700	Dentsu Inc. (JP)	521,418
8,446,271	JCDecaux SA (FR)	333,662

		855,080

8

Harbor International Fund

PORTFOLIO OF INVESTMENTS—Continued

COMMON STOCKS—Continued

Shares		Value (000s)

METALS & MINING—2.9%
9,225,538	Anglo American plc (UK)	$156,304
8,698,308	Anglo American plc ADR (UK)[1]	73,936
11,093,119	Barrick Gold Corp. (CAN)	144,432
25,242,618	Freeport-McMoRan Inc. (US)	587,396
104,866,949	Glencore plc (UK)*	498,177

		1,460,245

PERSONAL PRODUCTS—1.7%
4,446,174	L’Oreal SA (FR)[2]	848,512

PHARMACEUTICALS—10.4%
48,650,545	Indivior plc (UK)*	148,792
13,517,679	Novartis AG (SWS)	1,379,778
28,589,155	Novo Nordisk AS (DEN)	1,605,014
4,662,879	Roche Holding AG (SWS)	1,334,307
9,762,211	Shire plc (UK)	793,312

		5,261,203

REAL ESTATE INVESTMENT TRUSTS (REITs)—2.3%
4,135,905	Unibail-Rodamco SE (FR)	1,141,967

REAL ESTATE MANAGEMENT & DEVELOPMENT—0.1%
572,500	Ck Hutchison Holdings Ltd. (HK)	12,404
9,826,000	Hang Lung Properties Ltd. (HK)	33,154
891,000	Mitsubishi Estate Co. Ltd. (JP)	20,972

		66,530

SOFTWARE—2.3%
15,494,696	SAP SE (GER)	1,170,857

TEXTILES, APPAREL & LUXURY GOODS—4.6%
10,521,747	Cie Financiere Richemont SA (SWS)	937,834
160,588	Hermes International SA (FR)	60,562
3,883,591	LVMH Moet Hennessy Louis Vuitton SE (FR)	679,109
1,460,050	Swatch Group AG (SWS)	652,723

		2,330,228

TOBACCO—1.5%
21,221,700	Japan Tobacco Inc. (JP)	741,080

TOTAL COMMON STOCKS (Cost $34,972,294)		47,737,363

PREFERRED STOCKS—2.5%
AEROSPACE & DEFENSE—0.0%
11,398,039,983	Rolls-Royce Holdings plc (UK)*	17,496	[x]

AUTOMOBILES—1.9%
3,610,541	Volkswagen AG (GER)[2]	929,518

BANKS—0.6%
29,854,820	Banco Bradesco SA (BR)	318,668

TOTAL PREFERRED STOCKS (Cost $921,354)		1,265,682

RIGHTS/WARRANTS—0.1%

No. of Contracts		Value (000s)

BANKS—0.0%
86,414,687	Banco Santander SA (SP) 05/05/2015	14,203

HOTELS, RESTAURANTS & LEISURE—0.1%
30,633,782	Genting Bhd (MAL) MYR$7.96–12/18/2018	15,913

TOTAL RIGHTS/WARRANTS (Cost $28,239)		30,116

SHORT-TERM INVESTMENTS—10.1%
Principal Amount (000s)
COMMERCIAL PAPER—2.2%
	Exxon Mobil Corp.
$100,000	0.050%–05/01/2015	100,000
450,000	0.060%–05/01/2015-05/12/2015	450,000
250,000	0.070%–05/04/2015-05/07/2015	250,000

		800,000

	Toyota Motor Credit
250,000	0.070%–05/05/2015-05/22/2015	250,000
50,000	0.090%–05/20/2015	50,000

		300,000

		1,100,000

REPURCHASE AGREEMENTS—0.2%
112,986	Repurchase Agreement with State Street Corp. dated April 30, 2015 due May 01, 2015 at 0.000% collateralized by Federal National Mortgage Association Notes (market value $115,246)	112,986

Shares
INVESTMENT COMPANY-SECURITIES LENDING INVESTMENT FUND—7.7%
3,872,214,484	State Street Navigator Securities Lending Prime Portfolio (1-day yield of 0.150%)[3]	3,872,214

TOTAL SHORT-TERM INVESTMENTS (Cost $5,085,200)		5,085,200

TOTAL INVESTMENTS—107.4% (Cost $41,007,087)		54,118,361

CASH AND OTHER ASSETS, LESS LIABILITIES—(7.4)%		(3,730,929)

TOTAL NET ASSETS—100.0%		$50,387,432

9

Harbor International Fund

PORTFOLIO OF INVESTMENTS—Continued

FAIR VALUE MEASUREMENTS

The following table summarizes the Fund’s investments as of April 30, 2015 based on the inputs used to value them.

Asset Category	Quoted Prices Level 1 (000s)	Other Significant Observable Inputs Level 2 (000s)	Significant Unobservable Inputs Level 3 (000s)	Total (000s)
Common Stocks
Europe	$73,936	$38,985,404	$—	$39,059,340
Latin America	801,631	—	—	801,631
North America	2,311,027	90,577	—	2,401,604
Pacific Basin	—	5,474,788	—	5,474,788
Preferred Stocks
Europe	—	929,518	17,496	947,014
Latin America	318,668	—	—	318,668
Rights/Warrants
Europe	—	14,203	—	14,203
Pacific Basin	15,913	—	—	15,913
Short-Term Investments
Commercial Paper	—	1,100,000	—	1,100,000
Repurchase Agreements	—	112,986	—	112,986
Investment Company-Securities Lending Investment Fund	—	3,872,214	—	3,872,214

Total Investments in Securities	$3,521,175	$50,579,690	$17,496	$54,118,361

The following is a rollforward of the Fund’s Level 3 investments during the period ended April 30, 2015.

Valuation Description	Balance Beginning at 11/01/2014 (000s)	Purchases (000s)	Sales (000s)	Accrued Discount/ (Premium) (000s)	Total Realized Gain/(Loss)[w] (000s)	Change in Unrealized Appreciation/ (Depreciation)[w] (000s)	Transfers In Level 3 (000s)	Transfers Out of Level 3 (000s)	Ending Balance as of 04/30/2015[w] (000s)
Preferred Stocks	$10,925	$17,142	$(10,962)	$—	$—	$391	$—	$—	$17,496

Of the Level 1 investments presented above, certain Preferred Stocks valued at $318,668 were categorized in Level 2 at October 31, 2014. Transfers from Level 2 to Level 1 were the result of exchange traded securities where quoted prices from an active market were not available (Level 2), and have become available (Level 1).

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy.

Valuation Descriptions	Ending Balance as of 04/30/2015 (000s)	Valuation Technique	Unobservable Inputs	Input Value(s)
Investments in Securities
Preferred Stocks
Rolls-Royce Holdings plc (UK)*	$17,496	Market Approach	Pre-Traded Price	£0.001

For more information on valuation inputs and their aggregation into the levels used in the table above, please refer to the Fair Value Measurements and Disclosures in Note 2 of the accompanying Notes to Financial Statements.

*	Non-income producing security.

1	ADR after the name of a foreign holding stands for American Depositary Receipts representing ownership of foreign securities. ADRs are issued by U.S. banking institutions.

2	A portion or all of this security was out on loan as of April 30, 2015.

3	Represents the investment of collateral received from securities lending activities.

w	The amounts in this category are included in the “Realized and Change in Unrealized Gain/(Loss) on Investment Transactions” section of the Statement of Operations. The net unrealized appreciation/(depreciation) per investment type is below:

Valuation Description	Unrealized Gain/(Loss) as of 04/30/2015 (000s)
Preferred Stocks	$354

x	Fair valued in accordance with Harbor Funds Valuation Procedures using pre-traded price, which is a Level 3 input.

£	British Pound.

MYR$	Malaysian Ringgit.

The accompanying notes are an integral part of the Financial Statements.

10

Harbor International Growth Fund

MANAGERS’ COMMENTARY (Unaudited)

SUBADVISER

Baillie Gifford Overseas Limited

Calton Square

1 Greenside Row

Edinburgh, Scotland

United Kingdom EHI 3AN

PORTFOLIO MANAGERS

Gerard Callahan

Since 2013

Iain Campbell

Since 2013

Joe Faraday, CFA

Since 2013

Moritz Sitte, CFA

Since 2014

Sophie Earnshaw, CFA

Since 2014

Tom Walsh, CFA

Since 2014

Baillie Gifford has subadvised the Fund since 2013.

INVESTMENT OBJECTIVE

The Fund seeks long-term growth of capital.

PRINCIPAL STYLE CHARACTERISTICS

Foreign companies selected for long-term growth potential

Gerard Callahan

Iain Campbell

Joe Faraday

Moritz Sitte

Sophie Earnshaw

Tom Walsh

Management’s Discussion of Fund Performance

MARKET REVIEW

International stock markets rose over the six months ended April 30, 2015. The MSCI All Country World Ex U.S. (ND) Index, a measure of stocks in both developed and emerging overseas markets, returned 5.56%. (All international and global returns are in U.S. dollars.)

A sharp and unexpected fall in the price of oil affected many energy stocks and large oil-exporting countries. Energy was the worst-performing sector in the index, returning -6%. With growth in global demand for oil slowing, a combination of increasing production in the U.S. and the reluctance of larger OPEC partners to ease production pushed prices down.

At a regional level, European stock markets were strong, and it seemed that market participants were optimistic that a weaker currency and lower energy prices would be helpful to European corporate profits. Stocks in Japan and China posted double-digit returns and were major contributors to index performance.

PERFORMANCE

Harbor International Growth Fund returned 7.75% (Institutional Class), 7.59% (Administrative Class), and 7.53% (Investor Class) for the six months ended April 30, 2015, outperforming the 5.56% return of the MSCI All Country World Ex U.S. (ND) Index.

The Fund is constructed stock by stock, with each holding debated and selected on merit by the six investment managers. They seek to invest in companies which they believe are capable of delivering superior growth in earnings and cash flows over long periods of time. They aim to differentiate the Fund from the majority of the market by taking a long-term view, in the belief that market participants often undervalue long-term growth potential in favor of an expectation of short-term certainty.

The Fund’s industry, sector, and currency exposures are simply outputs of this bottom-up process. It has resulted in overweight positions relative to the benchmark index in the Consumer Staples and Consumer Discretionary sectors. These overweights increased slightly over the past six months. The Fund’s long-standing underweight position in the Energy sector contributed to performance during the fiscal first half.

At the regional level, the Fund remained overweight in shares of companies based in developed Asian economies and the United Kingdom, and slightly underweight in emerging markets. The Fund’s U.K. and Japanese-listed holdings contributed to performance in aggregate as a result of stock selection, while Chinese exposure was the largest detractor from relative performance.

The top individual contributors to performance were e-commerce related businesses. We believe that these companies have the potential to grow quickly for several years as

11

Harbor International Growth Fund

MANAGERS’ COMMENTARY—Continued

TOP TEN HOLDINGS (% of net assets)
Roche Holding AG	2.8%
Novo Nordisk AS	2.7%
Investment AB Kinnevik	2.5%
Naspers Ltd.	2.5%
Shimano Inc.	2.3%
BG Group plc	2.2%
Svenska Handelsbanken AB	2.2%
ASOS plc	2.1%
Kao Corp.	2.1%
Rakuten Inc.	2.1%

consumers continue to migrate online. While their share prices can be volatile over shorter periods, such as this one, we prefer to make a longer-term assessment of the fundamental attributes of each business, rather than trying to second-guess fluctuations in share price.

Shares in the Japanese online marketplace business Rakuten responded to encouraging operating results from the company. We believe that Rakuten’s dominant position in Japan leaves it well placed to continue to grow as online shopping expands. The company is also investing in other nascent forms of e-commerce, which in our view could create significant value for shareholders in the future. We continue to monitor the company’s use of capital closely.

The U.K.-listed online fashion retailer ASOS was also a top contributor, following a difficult period for the company. The business is expanding beyond the U.K and is now employing more sophisticated regional pricing as well as continuing its investment in overseas distribution. We view both of these developments as positive, as they should help the company to continue its international expansion.

The largest single detractor from performance was another online business, Chinese search engine Baidu. The company reported lower-than-expected profits, after a period of slower consumer spending and an increase in marketing expense by the company. Looking beyond these results, we were interested to note that Baidu’s mobile search revenue surpassed its revenue from PC-based searches for the first time. Our view is that the company appears to have made a successful transition to mobile devices and has continued to expand the range of services it offers to consumers.

OUTLOOK AND STRATEGY

We believe that the bulk of our time is best spent looking for new company-specific opportunities for investment. Above all, we believe that our strategy of investing in a diversified group of high-quality, growing businesses, run by capable and trustworthy management, should enhance the Fund’s ability to weather good times and bad, and to deliver attractive long-term returns.

We are encouraged by the reasonable start for international stock markets in calendar 2015. We believe that there are signs of continued recovery in the European economy and greater traction in the Japanese reforms being enacted under Prime Minister Shinzo Abe. As always, there are areas of the world to worry about, such as ongoing instability in Ukraine and in parts of the Middle East. Greece’s negotiations with its creditors could still upset the recovery in the euro area, should they end unresolved.

Against this backdrop, we continue to find what we believe are many compelling opportunities for investigation. We believe that the Fund contains an exciting selection of growing companies, and are enthusiastic about its long-term potential.

This report contains the current opinions of Baillie Gifford Overseas Limited at the time of its publication and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.

Investing in international and emerging markets poses special risks, including potentially greater price volatility due to social, political and economic factors, as well as currency exchange rate fluctuations. These risks are more severe for securities of issuers in emerging market regions. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.

12

Harbor International Growth Fund

FUND SUMMARY—April 30, 2015 (Unaudited)

INSTITUTIONAL CLASS

Fund #	2017

Cusip	411511801

Ticker	HAIGX

Inception Date	11/01/1993

Net Expense Ratio	0.85%[a,b]

Total Net Assets (000s)	$233,727

ADMINISTRATIVE CLASS

Fund #	2217

Cusip	411511637

Ticker	HRIGX

Inception Date	11/01/2002

Net Expense Ratio	1.10%[a,b]

Total Net Assets (000s)	$1,329

INVESTOR CLASS

Fund #	2417

Cusip	411511629

Ticker	HIIGX

Inception Date	11/01/2002

Net Expense Ratio	1.22%[a,b]

Total Net Assets (000s)	$17,539

a	Annualized.

b	Reflective of a contractual expense cap effective through February 29, 2016.

c	Unannualized.

PORTFOLIO STATISTICS

	Portfolio		Benchmark

Number of Countries	26		47

Weighted Average Market Cap (MM)	$41,392		$60,343

Price/Earning Ratio (P/E)	21.1x		20.0x

Price/Book Ratio (P/B)	4.1x		2.2x

Beta vs. MSCI All Country World Ex. U.S. (ND) Index	0.96		1.00

Portfolio Turnover (6-Month Period Ended 04/30/2015)	5%	[c]	N/A

SECTOR ALLOCATION (% of investments)

(Excludes cash and short-term investments)

REGION BREAKDOWN (% of investments)

(Excludes cash and short-term investments)

13

Harbor International Growth Fund

FUND PERFORMANCE SUMMARY (Unaudited)

Institutional Class

CHANGE IN A $50,000 INVESTMENT

For the period 05/01/2005 through 04/30/2015

The graph compares a $50,000 investment in the Fund with the performance of the MSCI All Country World Ex. U.S. (ND) Index. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

Total Returns For the periods ended 04/30/2015
Harbor International Growth Fund
Institutional Class	7.75%	3.92%	6.73%	6.11%	11/01/1993	$90,474
Comparative Index
MSCI All Country World Ex. U.S. (ND)	5.56%	2.63%	6.04%	6.26%	—	$91,758

Administrative and Investor Classes

CHANGE IN A $10,000 INVESTMENT

For the period 05/01/2005 through 04/30/2015

The graph compares a $10,000 investment in the Fund with the performance of the MSCI All Country World Ex. U.S. (ND) Index. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

Total Returns For the periods ended 04/30/2015
Harbor International Growth Fund
Administrative Class	7.59%	3.58%	6.43%	5.83%	11/01/2002	$17,618
Investor Class	7.53%	3.52%	6.31%	5.70%	11/01/2002	$17,410
Comparative Index
MSCI All Country World Ex. U.S. (ND)	5.56%	2.63%	6.04%	6.26%	—	$18,352

As stated in the Fund’s current prospectus, the expense ratios were 0.85% (Net) and 0.89% (Gross) (Institutional Class); 1.10% (Net) and 1.14% (Gross) (Administrative Class); and 1.22% (Net) and 1.26% (Gross) (Investor Class). The net expense ratios are contractually capped through 02/29/2016. The expense ratios in the prospectus may differ from the actual expense ratios for the period disclosed within this report. The expense ratios shown in the prospectus are based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus.

Performance data shown represents past performance, which is no guarantee of future results. Current performance may be higher or lower than the past performance data shown. Investment returns and the value of an investment will fluctuate, and an investor’s shares, when sold, may be worth more or less than their original cost. You can obtain performance data current to the most recent month-end (available within seven business days after the most recent month-end) by calling 800-422-1050 or visiting harborfunds.com.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. From time to time, certain fees and/or expenses have been waived or reimbursed, which has resulted in higher returns. Without these waivers and reimbursements, the returns would have been lower.

a	Annualized.

b	Unannualized.

14

Harbor International Growth Fund

PORTFOLIO OF INVESTMENTS—April 30, 2015 (Unaudited)

Equity Holdings by Country (% of net assets)

(Excludes net cash and short-term investments of 1.4%)

COMMON STOCKS—98.6%

Shares		Value (000s)

AUTOMOBILES—1.2%
170,471	Mahindra & Mahindra Ltd. GDR (IND)[1]	$3,065

BANKS—7.8%
453,000	BOC Hong Kong Holdings Ltd. (HK)	1,760
152,803	Itau Unibanco Holding SA ADR (BR)[2]	1,959
217,051	Standard Chartered plc (UK)	3,554
118,202	Svenska Handelsbanken AB (SW)	5,456
860,147	Turkiye Garanti Bankasi AS ADR (TUR)[2]	2,850
220,274	United Overseas Bank Ltd. (SGP)	4,067

		19,646

BEVERAGES—5.9%
102,700	Asahi Group Holdings Ltd. (JP)	3,302
51,855	Carlsberg AS (DEN)	4,728
67,857	Coca-Cola Enterprises Inc. (US)	3,013
388,967	Treasury Wine Estates Ltd. (AUS)	1,706
344,000	Tsingtao Brewery Co. Ltd. (CHN)	2,197

		14,946

BIOTECHNOLOGY—0.5%
256,050	Mesoblast Ltd. (AUS)*	725
245,344	Protalix BioTherapeutics Inc. (IL)*	540

		1,265

BUILDING PRODUCTS—1.2%
8,924	Geberit AG (SWS)	3,161

CAPITAL MARKETS—3.5%
276,726	Hargreaves Lansdown plc (UK)	5,198
309,613	Jupiter Fund Management plc (UK)	2,039
86,895	UBS Group AG (SWS)*	1,736

		8,973

CHEMICALS—2.2%
73,983	Johnson Matthey plc (UK)	3,783
38,537	Novozymes AS (DEN)	1,778

		5,561

COMMERCIAL SERVICES & SUPPLIES—0.9%
269,839	Brambles Ltd. (AUS)	2,300

DIVERSIFIED FINANCIAL SERVICES—5.7%
32,464	Corp. Financiera Alba SA (SP)	1,649
72,025	Exor SpA (IT)	3,323
182,082	Investment AB Kinnevik (SW)	6,275
79,549	Investor AB (SW)	3,242

		14,489

ELECTRICAL EQUIPMENT—0.7%
32,273	Legrand SA (FR)	1,866

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS—1.3%
533,752	Hon Hai Precision Industry Co. Ltd. GDR (TW)[1]	3,228

ENERGY EQUIPMENT & SERVICES—0.8%
194,796	John Wood Group plc (UK)	2,052

FOOD & STAPLES RETAILING—5.3%
304,902	Clicks Group Ltd. (S. AFR)	2,337
481,552	Distribuidora Internacional de Alimentacion SA (SP)	3,857
169,078	Jeronimo Martins SGPS SA (PT)	2,466
1,381,400	Puregold Price Club Inc. (PHIL)	1,229
37,800	Sugi Holdings Co. Ltd. (JP)	1,842
693,300	Wal-Mart de Mexico SAB de CV (MEX)	1,631

		13,362

FOOD PRODUCTS—3.5%
55,102	Nestlé SA (SWS)	4,275
102,693	Unilever plc (UK)	4,502

		8,777

HEALTH CARE EQUIPMENT & SUPPLIES—3.9%
76,841	Cochlear Ltd. (AUS)	5,060
48,340	Mindray Medical International Ltd. ADR (CHN)[2]	1,493
90,800	Olympus Corp. (JP)*	3,269

		9,822

HOTELS, RESTAURANTS & LEISURE—1.9%
660,000	Cafe de Coral Holdings Ltd. (HK)	2,458
355,122	Mitchells & Butlers plc (UK)*	2,268

		4,726

INDUSTRIAL CONGLOMERATES—2.0%
57,200	Jardine Matheson Holdings Ltd. (SGP)	3,534
43,000	Jardine Strategic Holdings Ltd. (SGP)	1,476

		5,010

15

Harbor International Growth Fund

PORTFOLIO OF INVESTMENTS—Continued

COMMON STOCKS—Continued

Shares		Value (000s)

INSURANCE—3.7%
177,700	MS&AD Insurance Group Holdings Inc. (JP)	$5,085
16,253	Samsung Fire & Marine Insurance Co. Ltd. (S. KOR)	4,282

		9,367

INTERNET & CATALOG RETAIL—5.7%
91,504	ASOS plc (UK)*	5,257
44,500	JD.com Inc. ADR (CHN)*,2	1,493
304,800	Rakuten Inc. (JP)	5,325
790,050	Trade Me Group Ltd. (NZ)	2,301

		14,376

INTERNET SOFTWARE & SERVICES—2.7%
448,803	Auto Trader Group plc (UK)*,3	1,874
24,700	Baidu Inc. ADR (CHN)*,2	4,947

		6,821

LEISURE PRODUCTS—2.8%
35,700	Sankyo Co. Ltd. (JP)	1,352
39,700	Shimano Inc. (JP)	5,687

		7,039

LIFE SCIENCES TOOLS & SERVICES—1.3%
10,322	Mettler-Toledo International Inc. (SWS)*	3,272

MACHINERY—8.0%
176,907	Atlas Copco AB (SW)[4]	4,926
267,018	CNH Industrial NV (IT)	2,346
64,838	Kone OYJ (FIN)	2,789
16,897	Schindler Holding AG (SWS)	2,858
8,100	SMC Corp. (JP)	2,437
140,500	THK Co. Ltd. (JP)	3,530
50,778	Weir Group plc (UK)	1,460

		20,346

MEDIA—4.1%
39,941	Naspers Ltd. (S. AFR)	6,266
83,893	Rightmove plc (UK)	4,061

		10,327

METALS & MINING—1.2%
75,594	BHP Billiton plc (UK)	1,817
288,003	KAZ Minerals plc (UK)*,4	1,145

		2,962

OIL, GAS & CONSUMABLE FUELS—2.1%
300,005	BG Group plc (UK)	5,434

PERSONAL PRODUCTS—3.2%
109,600	Kao Corp. (JP)	5,248
153,600	Shiseido Co. Ltd. (JP)	2,767

		8,015

PHARMACEUTICALS—5.5%
120,016	Novo Nordisk AS (DEN)	6,738
24,815	Roche Holding AG (SWS)	7,101

		13,839

PROFESSIONAL SERVICES—1.9%
58,251	Intertek Group plc (UK)	2,328
190,716	Seek Ltd. (AUS)	2,439

		4,767

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT—2.6%
476,003	Imagination Technologies Group plc (UK)*	1,430
205,800	Taiwan Semiconductor Manufacturing Co. Ltd. ADR (TW)[2]	5,030

		6,460

SPECIALTY RETAIL—1.4%
108,715	Inditex SA (SP)	3,489

TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS—1.8%
3,478	Samsung Electronics Co. Ltd. (S. KOR)	4,564

TEXTILES, APPAREL & LUXURY GOODS—2.3%
31,929	adidas AG (GER)	2,616
68,237	Burberry Group plc (UK)	1,819
1,358,000	Li & Fung Ltd. (HK)	1,383

		5,818

TOTAL COMMON STOCKS (Cost $236,019)		249,145

SHORT-TERM INVESTMENTS—3.4%
Principal Amount (000s)
REPURCHASE AGREEMENTS—1.1%
$2,785	Repurchase Agreement with State Street Corp. dated April 30, 2015 due May 01, 2015 at 0.000% collateralized by U.S. Treasury Bonds (market value $2,845)	2,785

Shares
INVESTMENT COMPANY-SECURITIES LENDING INVESTMENT FUND—2.3%
5,775,655	State Street Navigator Securities Lending Prime Portfolio (1-day yield of 0.150%)[5]	5,776

TOTAL SHORT-TERM INVESTMENTS (Cost $8,561)		8,561

TOTAL INVESTMENTS—102.0% (Cost $244,580)		257,706

CASH AND OTHER ASSETS, LESS LIABILITIES—(2.0)%		(5,109)

TOTAL NET ASSETS—100.0%		$252,595

16

Harbor International Growth Fund

PORTFOLIO OF INVESTMENTS—Continued

FAIR VALUE MEASUREMENTS

The following table summarizes the Fund’s investments as of April 30, 2015 based on the inputs used to value them.

Asset Category	Quoted Prices Level 1 (000s)	Other Significant Observable Inputs Level 2 (000s)	Significant Unobservable Inputs Level 3 (000s)	Total (000s)
Common Stocks
Africa	$—	$8,603	$—	$8,603
Europe	5,146	127,672	—	132,818
Latin America	3,590	—	—	3,590
Middle East/Central Asia	540	3,065	—	3,605
North America	3,013	—	—	3,013
Pacific Basin	12,963	84,553	—	97,516
Short-Term Investments
Repurchase Agreements	—	2,785	—	2,785
Investment Company-Securities Lending Investment Fund	—	5,776	—	5,776

Total Investments in Securities	$25,252	$232,454	$—	$257,706

There were no Level 3 holdings at October 31, 2014 or April 30, 2015, and no transfers between levels during the period.

For more information on valuation inputs and their aggregation into the levels used in the table above, please refer to the Fair Value Measurements and Disclosures in Note 2 of the accompanying Notes to Financial Statements.

*	Non-income producing security.

1	GDR after the name of a holding stands for Global Depositary Receipts representing ownership of foreign securities. GDRs are issued by either U.S. or non-U.S. banking organizations.

2	ADR after the name of a foreign holding stands for American Depositary Receipts representing ownership of foreign securities. ADRs are issued by U.S. banking institutions.

3	Securities purchased in a transaction exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The Fund has no right to demand registration of these securities. These securities are priced by an independent pricing service in accordance with Harbor Funds Valuation Procedures. At April 30, 2015, the aggregate value of these securities was $1,874 or 1% of net assets.

4	A portion or all of this security was out on loan as of April 30, 2015.

5	Represents the investment of collateral received from securities lending activities.

The accompanying notes are an integral part of the Financial Statements.

17

Harbor Global Growth Fund

MANAGER’S COMMENTARY (Unaudited)

SUBADVISER

Marsico Capital Management, LLC

1200 17th Street Suite 1600 Denver, CO 80202

PORTFOLIO MANAGERS

Thomas F. Marsico

Since 2009

Marsico has subadvised the Fund since its inception in 2009.

INVESTMENT OBJECTIVE

The Fund seeks long-term growth of capital.

PRINCIPAL STYLE CHARACTERISTICS

Companies throughout the world selected for long-term growth potential

Thomas F. Marsico

Management’s Discussion of

Fund Performance

MARKET REVIEW

Global equities posted positive returns for the six months ended April 30, 2015. The first half of fiscal 2015 was a volatile period for the markets, as plummeting crude oil and commodity prices stoked fears of slowing global growth. The decline in oil prices stemmed in part from slowing growth in demand, as reflected in a softer rate of economic growth in China and stagnating growth in Europe. Accommodative monetary policy by central banks overseas—particularly in Europe and Japan—and relatively healthy U.S. economic conditions buoyed equity market performance.

The U.S. dollar strengthened compared to a variety of international currencies as many foreign central banks were in stimulus mode, while the U.S. Federal Reserve considered tightening measures. The dollar traded at a 12-year high versus the euro and an 8-year high against the Japanese yen before giving back some of its gains late in the period. Positive effects of a rising dollar on the U.S. economy included lower import and commodity prices. At the same time, the strengthening U.S. currency reduced the dollar value of international revenues and earnings, creating headwinds for U.S. multinational companies with large foreign operations. Similarly, U.S. investors generally experienced more muted gains after international investment performance was translated from local currencies into U.S. dollars.

Developed international equity markets returned 6.81%, as measured by the MSCI EAFE (ND) Index, outperforming the 4.40% return of U.S. equities, as measured by the S&P 500 Index. (All international and global returns cited are in U.S. dollars.) The comparatively better performance of developed international markets may have been partially attributable to expectations of additional quantitative easing from both the European Central Bank and the Bank of Japan.

The MSCI All Country World (ND) Index posted a return of 4.97%. Eight out of 10 sectors of the index registered positive returns. Consumer Discretionary was the strongest-performing sector, rising nearly 12%. Health Care and Information Technology were other leading sectors, with returns of 9% and 8%, respectively. Energy and Utilities were the weakest-performing sectors of the index with returns of -6% and -3%, respectively.

PERFORMANCE

Harbor Global Growth Fund posted a positive return but underperformed its benchmark index. The Fund returned 3.92% (Institutional Class), 3.83% (Administrative Class), and 3.71% (Investor Class) for the fiscal first half, compared with the 4.97% return of the MSCI All Country World (ND) Index.

A few of the Fund’s consumer-related holdings posted negative returns and were significant detractors from performance. Shares of Chinese e-commerce company Alibaba sharply declined after the company reported revenue for the fourth calendar quarter that missed Wall Street estimates. Wynn Macau struggled during a period of weaker Chinese economic data and the Chinese government’s anti-corruption campaign, which tended to restrain gaming activity in Macau. Tata Motors shares slumped after the company reported weaker-than-expected results from its Indian automobile market. The stock price of electric vehicle manufacturer Tesla Motors fell as concerns rose that lower gas prices could reduce demand for fuel-efficient cars. The Fund sold its Wynn Macau and Tesla holdings but maintained positions in Alibaba and Tata Motors.

18

Harbor Global Growth Fund

MANAGER’S COMMENTARY—Continued

TOP TEN HOLDINGS (% of net assets)
Biogen Inc.	4.3%
Apple Inc.	4.1%
Facebook Inc.	4.1%
Canadian Pacific Railway Ltd.	3.8%
Domino’s Pizza Group plc	3.8%
Liberty Global plc	3.7%
Sherwin-Williams Co.	3.7%
ASML Holding NV	3.5%
Novartis AG	3.2%
Walt Disney Co.	3.1%

In the Health Care sector, biotechnology company Gilead Sciences and Swiss pharmaceutical company Roche Holding posted negative returns prior to being sold from the Fund in favor of other investments. Pacira Pharmaceuticals, a manufacturer of products to address post-surgical pain, posted a double-digit stock price decline. The company’s stock weakened after the U.S. Department of Justice issued a subpoena to review marketing materials and promotional practices for one of Pacira’s flagship products. The Fund maintained its position in Pacira based on our valuation of its intellectual property.

Industrials holding Canadian Pacific Railway was negatively affected by declining oil prices. We continued to maintain a position in the company, as a sizable portion of its crude oil business is sourced from western Canada in projects that we believe are likely to produce oil for shipment by rail, even in a lower oil price environment.

Stock selection in the Information Technology sector aided Fund performance. Chinese Internet services company Tencent Holdings posted a sizable stock price gain as the company generated strong revenue from its online gaming and advertising segments. Semiconductor maker ARM Holdings also generated a strong return. Apple posted a double-digit positive return, aided by strong sales of iPhones.

While several Fund holdings within the Consumer Discretionary and Health Care sectors posted negative returns, others generated strong performance. Liberty Global, the largest international cable television company, reported robust growth in its European broadband business. Walt Disney experienced strong revenue growth in its studio and consumer products businesses, driven by continued success of its animated film, “Frozen.” United Kingdom-based Domino’s Pizza Group was another leading holding within the Consumer Discretionary sector. Health Care holdings Novartis, UnitedHealth Group, and Juno Therapeutics each had a positive effect on performance. Shares of paint manufacturer Sherwin-Williams, a Materials sector holding, rose sharply, buoyed by stronger-than-expected sales.

Although active currency management is not a central facet of the Fund’s investment process, fluctuations in major world currencies can at times affect performance. In the fiscal first half, the Fund did well compared to the benchmark by having greater exposure to securities denominated in the U.S. dollar, which strengthened versus most major world currencies. An overweight allocation to investments denominated in the Swiss franc also aided performance, as did the Fund’s relatively small exposure to the Japanese yen and Australian dollar.

From a sector allocation perspective, the Fund benefited as compared to its benchmark index by having overweight allocations to the strong-performing Consumer Discretionary and Health Care sectors, while being underweight in the weak-performing Energy sector.

OUTLOOK AND STRATEGY

As of April 30, 2015, the Fund’s largest sector overweights relative to the index were the Consumer Discretionary, Health Care, and Information Technology sectors. The most significant underweights relative to the index were Financials, Consumer Staples, and Energy. The Fund had no exposure to the Utilities, Consumer Staples, and Telecommunication Services sectors and sold its positions in the Financials and Energy sectors prior to period-end. In terms of country allocations, the Fund’s most significant weightings were the U.S., the United Kingdom, and Switzerland.

This report contains the current opinions of Marsico Capital Management, LLC at the time of its publication and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.

Investing in international and emerging markets poses special risks, including potentially greater price volatility due to social, political and economic factors, as well as currency exchange rate fluctuations. These risks are more severe for securities of issuers in emerging market regions. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.

19

Harbor Global Growth Fund

FUND SUMMARY—April 30, 2015 (Unaudited)

INSTITUTIONAL CLASS

Fund #	2030

Cusip	411512874

Ticker	HGGAX

Inception Date	03/01/2009

Net Expense Ratio	0.90%[a,b]

Total Net Assets (000s)	$34,947

ADMINISTRATIVE CLASS

Fund #	2230

Cusip	411512866

Ticker	HRGAX

Inception Date	03/01/2009

Net Expense Ratio	1.15%[a,b]

Total Net Assets (000s)	$1,043

INVESTOR CLASS

Fund #	2430

Cusip	411512858

Ticker	HGGIX

Inception Date	03/01/2009

Net Expense Ratio	1.27%[a,b]

Total Net Assets (000s)	$12,698

a	Annualized.

b	Reflective of a contractual expense cap effective through February 29, 2016.

c	Unannualized.

PORTFOLIO STATISTICS

	Portfolio		Benchmark

Number of Countries	11		47

Weighted Average Market Cap (MM)	$100,271		$94,918

Price/Earning Ratio (P/E)	30.1x		21.1x

Price/Book Ratio (P/B)	7.0x		3.0x

Beta vs. MSCI All Country World (ND) Index	0.93		1.00

Portfolio Turnover (6-Month Period Ended 04/30/2015)	53%	[c]	N/A

SECTOR ALLOCATION (% of investments)

(Excludes cash and short-term investments)

REGION BREAKDOWN (% of investments)

(Excludes cash and short-term investments)

20

Harbor Global Growth Fund

FUND PERFORMANCE SUMMARY (Unaudited)

Institutional Class

CHANGE IN A $50,000 INVESTMENT

For the period 03/01/2009 through 04/30/2015

The graph compares a $50,000 investment in the Fund with the performance of the MSCI All Country World (ND) Index. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

Total Returns For the periods ended 04/30/2015
Harbor Global Growth Fund
Institutional Class	3.92%	11.41%	13.92%	21.85%	03/01/2009	$169,170
Comparative Index
MSCI All Country World (ND)	4.97%	7.46%	9.58%	17.22%	—	$133,186

Administrative and Investor Classes

CHANGE IN A $10,000 INVESTMENT

For the period 03/01/2009 through 04/30/2015

The graph compares a $10,000 investment in the Fund with the performance of the MSCI All Country World (ND) Index. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

Total Returns For the periods ended 04/30/2015
Harbor Global Growth Fund
Administrative Class	3.83%	11.17%	13.65%	21.55%	03/01/2009	$33,325
Investor Class	3.71%	11.03%	13.50%	21.40%	03/01/2009	$33,071
Comparative Index
MSCI All Country World (ND)	4.97%	7.46%	9.58%	17.22%	—	$26,637

As stated in the Fund’s current prospectus, the expense ratios were 0.90% (Net) and 1.09% (Gross) (Institutional Class); 1.15% (Net) and 1.34% (Gross) (Administrative Class); and 1.27% (Net) and 1.46% (Gross) (Investor Class). The net expense ratios are contractually capped through 02/29/2016. The expense ratios in the prospectus may differ from the actual expense ratios for the period disclosed within this report. The expense ratios shown in the prospectus are based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus.

Performance data shown represents past performance, which is no guarantee of future results. Current performance may be higher or lower than the past performance data shown. Investment returns and the value of an investment will fluctuate, and an investor’s shares, when sold, may be worth more or less than their original cost. You can obtain performance data current to the most recent month-end (available within seven business days after the most recent month-end) by calling 800-422-1050 or visiting harborfunds.com.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. From time to time, certain fees and/or expenses have been waived or reimbursed, which has resulted in higher returns. Without these waivers and reimbursements, the returns would have been lower.

a	Annualized.

b	Unannualized.

21

Harbor Global Growth Fund

PORTFOLIO OF INVESTMENTS—April 30, 2015 (Unaudited)

Equity Holdings by Country (% of net assets)

(Excludes net cash and short-term investments of 11.6%)

COMMON STOCKS—88.4%

Shares		Value (000s)

AEROSPACE & DEFENSE—4.9%
131,649	BAE Systems plc (UK)	$1,020
18,990	Safran SA (FR)	1,387

		2,407

AUTOMOBILES—4.3%
8,432	Bayerische Motoren Werke AG (GER)	995
27,023	Tata Motors Ltd. ADR (IND)[1]	1,113

		2,108

BIOTECHNOLOGY—6.8%
5,534	Biogen Inc. (US)*	2,069
9,926	Vertex Pharmaceuticals Inc. (US)*	1,224

		3,293

CHEMICALS—3.7%
6,439	Sherwin-Williams Co. (US)	1,790

HEALTH CARE PROVIDERS & SERVICES—2.3%
10,031	UnitedHealth Group Inc. (US)	1,117

HOTELS, RESTAURANTS & LEISURE—8.1%
723	Chipotle Mexican Grill Inc. (US)*	449
13,023	Domino’s Pizza Enterprises Ltd. (AUS)	375
153,572	Domino’s Pizza Group plc (UK)	1,858
26,499	Norwegian Cruise Line Holdings Ltd. (US)*	1,285

		3,967

INTERNET SOFTWARE & SERVICES—11.7%
11,856	Alibaba Group Holding Ltd. ADR (CHN)*,1	964
115,351	Auto Trader Group plc (UK)*,2	481
25,686	Facebook Inc. (US)*	2,023
2,894	LinkedIn Corp. (US)*	730
71,800	Tencent Holdings Ltd. (CHN)	1,482

		5,680

IT SERVICES—4.7%
6,098	FleetCor Technologies Inc. (US)*	981
19,960	Visa Inc. (US)	1,319

		2,300

MEDIA—7.3%
6,317	JCDecaux SA (FR)	250
35,789	Liberty Global plc (UK)*	1,806
13,743	Walt Disney Co. (US)	1,494

		3,550

MULTILINE RETAIL—1.8%
11,579	Dollar Tree Inc. (US)*	885

PHARMACEUTICALS—9.9%
4,692	Actavis plc (US)*	1,327
15,357	Novartis AG (SWS)	1,568
13,374	Pacira Pharmaceuticals Inc. (US)*	916
4,614	Valeant Pharmaceuticals International Inc. (US)*	1,001

		4,812

ROAD & RAIL—3.8%
9,666	Canadian Pacific Railway Ltd. (CAN)	1,843

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT—5.8%
65,465	ARM Holdings plc (UK)	1,112
15,883	ASML Holding NV (NET)	1,700

		2,812

SOFTWARE—2.7%
11,873	Electronic Arts Inc. (US)*	690
3,700	Nintendo Co. Ltd. (JP)	621

		1,311

SPECIALTY RETAIL—0.9%
3,496	Signet Jewelers Ltd. (US)	469

TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS—4.1%
15,817	Apple Inc. (US)	1,980

TEXTILES, APPAREL & LUXURY GOODS—5.6%
2,059	Hermes International SA (FR)	776
9,142	Lululemon Athletica Inc. (US)*	582
13,771	NIKE Inc. (US)	1,361

		2,719

TOTAL COMMON STOCKS (Cost $37,826)		43,043

SHORT-TERM INVESTMENTS—7.6%
(Cost $3,712)
Principal Amount (000s)
REPURCHASE AGREEMENTS
$3,712	Repurchase Agreement with State Street Corp. dated April 30, 2015 due May 01, 2015 at 0.000% collateralized by Federal National Mortgage Association Notes (market value $3,790)	3,712

TOTAL INVESTMENTS—96.0% (Cost $41,538)		46,755

CASH AND OTHER ASSETS, LESS LIABILITIES—4.0%		1,933

TOTAL NET ASSETS—100.0%		$48,688

22

Harbor Global Growth Fund

PORTFOLIO OF INVESTMENTS—Continued

FAIR VALUE MEASUREMENTS

The following table summarizes the Fund’s investments as of April 30, 2015 based on the inputs used to value them.

Asset Category	Quoted Prices Level 1 (000s)	Other Significant Observable Inputs Level 2 (000s)	Significant Unobservable Inputs Level 3 (000s)	Total (000s)
Common Stocks
Europe	$3,987	$8,966	$—	$12,953
Middle East/Central Asia	1,113	—	—	1,113
North America	25,535	—	—	25,535
Pacific Basin	964	2,478	—	3,442
Short-Term Investments
Repurchase Agreements	—	3,712	—	3,712

Total Investments in Securities	$31,599	$15,156	$—	$46,755

There were no Level 3 holdings at October 31, 2014 or April 30, 2015, and no transfers between levels during the period.

For more information on valuation inputs and their aggregation into the levels used in the table above, please refer to the Fair Value Measurements and Disclosures in Note 2 of the accompanying Notes to Financial Statements.

*	Non-income producing security.

1	ADR after the name of a foreign holding stands for American Depositary Receipts representing ownership of foreign securities. ADRs are issued by U.S. banking institutions.

2	Securities purchased in a transaction exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The Fund has no right to demand registration of these securities. These securities are priced by an independent pricing service in accordance with Harbor Funds Valuation Procedures. At April 30, 2015, the aggregate value of these securities was $481 or 1% of net assets.

The accompanying notes are an integral part of the Financial Statements.

23

Harbor Emerging Markets Equity Fund

MANAGERS’ COMMENTARY (Unaudited)

SUBADVISER

Oaktree Capital Management, L.P.

333 South Grand Avenue,

28th Floor

Los Angeles, CA 90071

PORTFOLIO MANAGERS

Frank Carroll

Since 2013

Tim Jensen

Since 2013

Oaktree has subadvised the Fund since its inception in 2013.

INVESTMENT OBJECTIVE

The Fund seeks long-term growth of capital.

PRINCIPLE STYLE CHARACTERISTICS

Equity securities of emerging market companies of any size

Frank Carroll

Tim Jensen

Management’s Discussion of Fund Performance

MARKET REVIEW

Emerging markets equities traded within a volatile range before generating respectable returns for the six months ended April 30, 2015. The MSCI Emerging Markets (ND) Index posted a return of 3.92%. The gain masked a significant dispersion of returns at the country, sector, and stock levels. Only 7 of the 23 countries included in the index generated positive returns but the largest benchmark constituent, China, was also the strongest market and the biggest contributor to the index’s positive return. Six of the markets that generated negative returns fell by more than 10%. Only 5 of the 10 economic sectors generated positive returns; Information Technology was the strongest while Energy performed the worst.

A strong U.S. dollar was a headwind for much of the period, but emerging market currency movements were far from uniform. The Chinese yuan was stable while other Asian currencies depreciated modestly. Latin American currencies, including the Brazilian real, the Mexican peso, and the Colombian peso, depreciated sharply due to price weakness in the commodities they exported, current account deficits, or domestic issues. Most emerging market currencies recovered somewhat after the U.S. Federal Reserve meeting in March, when the Fed signaled that interest rate hikes would occur later than expected.

The rapid collapse in the price of oil late in calendar 2014 was unexpected by the markets and disruptive. Russia, the Persian Gulf countries, Colombia, and several other economies are highly dependent on oil exports, and their markets performed poorly at the end of 2014. Metals prices, led by iron ore, also fell dramatically, damaging the terms of trade of Brazil, Chile, and several other countries. Although lower oil and metals prices are net positives for the economies of countries accounting for over two-thirds of the emerging markets index, volatile trading dragged most of the markets down into early January. The stabilization of oil prices and subsequent modest price increases drove a partial recovery of equity prices in Russia and other commodity markets in the last few months of the fiscal first half. We believe that most Asian economies should benefit from lower oil and commodity prices and should have room to ease monetary policy further, given low inflation.

Based on information compiled by data provider EPFR Global, emerging market equity funds continued to see outflows during the first half of fiscal 2015. In the absence of inflows into the asset class or a trending market, capital seemed to shift quickly from one market to another. Additionally, companies that missed expectations or reduced guidance could be severely punished by the market. These rotations could be sudden and violent— yet reversible if news suddenly shifted.

PERFORMANCE

Harbor Emerging Markets Equity Fund returned 0.10% (Institutional Class), -0.07% (Administrative Class), and -0.04% (Investor Class) for the six months ended April 30, 2015, compared with the 3.92% return of its MSCI Emerging Markets (ND) Index benchmark. Consistent with our bottom-up investment process, stock selection effects explained the bulk of the Fund’s underperformance.

Relative performance was hurt primarily by weak stock selection in China, which more than offset the benefit of the Fund’s overweight allocation to that market. The Fund was overweight China throughout the period, but performance suffered from unfavorable stock

24

Harbor Emerging Markets Equity Fund

MANAGERS’ COMMENTARY—Continued

TOP TEN HOLDINGS (% of net assets)
Samsung Electronics Co. Ltd.	6.6%
Taiwan Semiconductor Manufacturing Co. Ltd. ADR	3.7%
Industrial & Commercial Bank of China Ltd.	3.1%
Petroleo Brasileiro SA ADR	2.8%
China Unicom Hong Kong Ltd.	2.4%
Naspers Ltd.	2.4%
Itau Unibanco Holding SA ADR	2.2%
China Pacific Insurance Group Co. Ltd.	2.1%
BRF SA ADR	2.0%
Cemex SAB de CV ADR	2.0%

picks in a number of sectors. Stock selection and larger-than-index exposures in Brazil and Turkey also hurt relative performance. Strong stock selection in South Africa and individual positions in Thailand, Indonesia, and South Korea contributed positively. Positive stock selection in the Financials sector was more than offset by negative selection among Consumer Discretionary and Information Technology companies. Consumer Discretionary laggards included several Macau gaming companies, Indian auto manufacturer Tata Motors, and B2W, a Brazilian e-commerce company. Strong performers among Financials included Chinese bank ICBC, China Pacific Insurance, Hong Kong based property developer China Overseas Land and Investment, and Hungary-based OTP Bank.

OUTLOOK AND STRATEGY

As part of a broader economic reform effort, the Chinese government has been working to develop its capital markets, liberalize interest rates and foreign exchange markets, and internationalize the yuan. The current administration has implemented a series of measures to support the development of Chinese equity markets. Access to the domestic equity markets in Shenzhen and Shanghai has been limited in the past, while Chinese investors faced impediments to investing outward into Hong Kong. The government has started to integrate these markets and we expect this process to continue gradually. The Chinese shares we have traditionally invested in are listed primarily in Hong Kong. Most Chinese companies that are listed in both Hong Kong and in a domestic exchange have tended to trade at a discount in Hong Kong. Now that Chinese investors can more easily invest in Hong Kong, the discounts have started to narrow. We believe the combination of monetary policy easing, state-owned enterprise reforms, and the entrance of a large group of incremental investors could make this an attractive time to invest in Chinese equities in Hong Kong.

At the end of the fiscal first half, emerging markets equities traded at discounts to developed markets based on price/book and price/earnings ratios. The portfolio’s 68 positions at April 30 traded at a weighted average of 1.7 times book value. The portfolio traded at a multiple of 12.7 times consensus expected earnings, a slight premium to the index. Relative to the index, the portfolio held overweight exposures in China, India, Brazil, Mexico, and Russia. Underweight markets included South Korea, Taiwan, Malaysia, and South Africa. By sector, the portfolio was overweight in Consumer Discretionary and Information Technology stocks while underweight in Financials and Utilities.

This report contains the current opinions of Oaktree Capital Management, L.P. at the time of its publication and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.

Investing in international and emerging markets poses special risks, including potentially greater price volatility due to social, political and economic factors, as well as currency exchange rate fluctuations. These risks are more severe for securities of issuers in emerging market regions. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.

25

Harbor Emerging Markets Equity Fund

FUND SUMMARY—April 30, 2015 (Unaudited)

INSTITUTIONAL CLASS

Fund #	2036

Cusip	411512692

Ticker	HAEMX

Inception Date	11/01/2013

Net Expense Ratio	1.21%[a] ,b

Total Net Assets (000s)	$46,690

ADMINISTRATIVE CLASS

Fund #	2236

Cusip	411512684

Ticker	HREMX

Inception Date	11/01/2013

Net Expense Ratio	1.47%[a] ,b

Total Net Assets (000s)	$250

INVESTOR CLASS

Fund #	2436

Cusip	411512676

Ticker	HIEEX

Inception Date	11/01/2013

Net Expense Ratio	1.59%[a],b

Total Net Assets (000s)	$490

a	Annualized.

b	Reflective of a contractual expense cap effective through February 29, 2016.

c	Unannualized.

PORTFOLIO STATISTICS

	Portfolio		Benchmark

Number of Countries	17		25

Weighted Average Market Cap (MM)	$56,010		$54,252

Price/Earning Ratio (P/E)	15.7x		16.9x

Price/Book Ratio (P/B)	2.3x		2.2x

Beta vs. MSCI Emerging Markets (ND) Index	0.91		1.00

Portfolio Turnover (6-Month Period Ended 04/30/2015)	33%	[c]	N/A

SECTOR ALLOCATION (% of investments)

(Excludes cash and short-term investments)

REGION BREAKDOWN (% of investments)

(Excludes cash and short-term investments)

26

Harbor Emerging Markets Equity Fund

FUND PERFORMANCE SUMMARY (Unaudited)

Institutional Class

CHANGE IN A $50,000 INVESTMENT

For the period 11/01/2013 through 04/30/2015

The graph compares a $50,000 investment in the Fund with the performance of the MSCI Emerging Markets (ND) Index. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

Total Returns For the periods ended 04/30/2015
Harbor Emerging Markets Equity Fund
Institutional Class	0.10%	3.50%	N/A	0.40%	11/1/2013	$50,300
Comparative Index
MSCI Emerging Markets (ND)	3.92%	7.80%	N/A	3.04%	—	$52,293

Administrative and Investor Classes

CHANGE IN A $10,000 INVESTMENT

For the period 11/01/2013 through 04/30/2015

The graph compares a $10,000 investment in the Fund with the performance of the MSCI Emerging Markets (ND) Index. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

Total Returns For the periods ended 04/30/2015
Harbor Emerging Markets Equity Fund
Administrative Class	-0.07%	3.33%	N/A	0.15%	11/1/2013	$10,023
Investor Class	-0.04%	3.16%	N/A	0.04%	11/1/2013	$10,006
Comparative Index
MSCI Emerging Markets (ND)	3.92%	7.80%	N/A	3.04%	—	$10,459

As stated in the Fund’s current prospectus, the expense ratios were 1.15% (Net) and 2.35% (Gross) (Institutional Class); 1.40% (Net) and 2.60% (Gross) (Administrative Class); and 1.52% (Net) and 2.72% (Gross) (Investor Class). The net expense ratios are contractually capped through 02/29/2016. The expense ratios in the prospectus may differ from the actual expense ratios for the period disclosed within this report. The expense ratios shown in the prospectus are based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus.

Performance data shown represents past performance, which is no guarantee of future results. Current performance may be higher or lower than the past performance data shown. Investment returns and the value of an investment will fluctuate, and an investor’s shares, when sold, may be worth more or less than their original cost. You can obtain performance data current to the most recent month-end (available within seven business days after the most recent month-end) by calling 800-422-1050 or visiting harborfunds.com.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. From time to time, certain fees and/or expenses have been waived or reimbursed, which has resulted in higher returns. Without these waivers and reimbursements, the returns would have been lower.

a	Annualized.

b	Unannualized.

27

Harbor Emerging Markets Equity Fund

PORTFOLIO OF INVESTMENTS—April 30, 2015 (Unaudited)

Equity Holdings by Country (% of net assets)

(Excludes net cash and short-term investments of 2.4%)

COMMON STOCKS—97.6%

Shares		Value (000s)
AUTOMOBILES—2.7%
4,308	Hyundai Motor Co. (S. KOR)	$676
14,500	Tata Motors Ltd. ADR (IND)[1]	597

		1,273

BANKS—17.2%
64,710	Axis Bank Ltd. PN (IND)*,2	578
13,563	Banco Santander Chile ADR (CL)[1]	296
716,400	Bank Rakyat Indonesia Persero Tbk PT (IDR)	640
655,000	China Construction Bank Corp. (CHN)	636
96,435	Grupo Financiero Banorte SAB de CV (MEX)	547
85,610	ICICI Bank Ltd. ADR (IND)[1]	936
1,688,000	Industrial & Commercial Bank of China Ltd. (CHN)	1,469
82,925	Itau Unibanco Holding SA ADR (BR)[1]	1,063
550,000	Mega Financial Holding Co. Ltd. (TW)	489
23,776	OTP Bank plc (HUN)	526
117,534	Turkiye Halk Bankasi AS (TUR)	595
73,100	United Bank Ltd. (PAK)	127
153,945	United Bank Ltd. PN (PAK)*,2,3	269

		8,171

BEVERAGES—1.0%
27,401	Coca-Cola Icecek AS (TUR)	464

CAPITAL MARKETS—2.3%
963,100	China Cinda Asset Management Co. Ltd. (CHN)*	569
899,800	Yuanta Financial Holding Co. Ltd. (TW)	523

		1,092

CHEMICALS—1.3%
29,496	PhosAgro OAO GDR (RUS)[4]	360
2,684,000	Tianhe Chemicals Group Ltd. (CHN)*,3	242	[x]

		602

CONSTRUCTION & ENGINEERING—0.9%
17,100	Larsen & Toubro Ltd. PN (IND)*,2	439

CONSTRUCTION MATERIALS—3.0%
121,500	Anhui Conch Cement Co. Ltd. (CHN)	492
98,966	Cemex SAB de CV ADR (MEX)*,1	952

		1,444

DIVERSIFIED TELECOMMUNICATION SERVICES—3.5%
598,000	China Unicom Hong Kong Ltd. (CHN)	1,123
31,611	Telefonica Brasil SA ADR (BR)*,1	519

		1,642

ELECTRIC UTILITIES—1.1%
109,078	Cia Energetica de Minas Gerais ADR (BR)*,1	537

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS—1.0%
81,000	Delta Electronics Inc. (TW)	487

FOOD & STAPLES RETAILING—1.8%
15,195	Magnit PJSC GDR (RUS)[4]	834

FOOD PRODUCTS—4.1%
45,217	BRF SA ADR (BR)*,1	971
309,900	Indofood CBP Sukses Makmur Tbk PT (IDR)	314
136,370	Universal Robina Corp. (PHIL)	665

		1,950

HOTELS, RESTAURANTS & LEISURE—2.4%
145,000	Galaxy Entertainment Group Ltd. (CHN)* .	697
105,618	Sands China Ltd. (CHN)	429

		1,126

HOUSEHOLD DURABLES—1.1%
189,989	Haier Electronics Group Co. Ltd. (CHN)	543

INDEPENDENT POWER & RENEWABLE ELECTRICITY PRODUCERS—0.7%
612,000	Huadian Fuxin Energy Corp. Ltd. (CHN)	329

INDUSTRIAL CONGLOMERATES—0.6%
7,424	Industries Qatar QSC (QA)	295

INSURANCE—5.1%
71,800	BB Seguridade Participacoes SA (BR)	840
182,600	China Pacific Insurance Group Co. Ltd. (CHN)	990
53,300	Discovery Ltd. (S. AFR)	591

		2,421

INTERNET & CATALOG RETAIL—2.4%
60,006	B2W Cia Digital (BR)*	545
17,462	JD.com Inc. ADR (CHN)*,1	586

		1,131

INTERNET SOFTWARE & SERVICES—2.1%
25,100	Tencent Holdings Ltd. (CHN)	518
24,600	Yandex NV (RUS)*	473

		991

MEDIA—4.1%
23,000	Grupo Televisa SAB ADR (MEX)*,1	837
7,206	Naspers Ltd. (S. AFR)	1,131

		1,968

METALS & MINING—3.9%
31,400	AngloGold Ashanti Ltd. ADR (S. AFR)*,1	356
190,500	Grupo Mexico SAB de CV (MEX)	589
150,100	Vale SA ADR (BR)[1]	908

		1,853

28

Harbor Emerging Markets Equity Fund

PORTFOLIO OF INVESTMENTS—Continued

COMMON STOCKS—Continued

Shares		Value (000s)
OIL, GAS & CONSUMABLE FUELS—9.0%
178,500	China Shenhua Energy Co. Ltd. (CHN)	$462
75,781	Coal India Ltd. PN (IND)*,2,3	433
14,002	Lukoil OAO ADR (RUS)[1]	716
354,000	PetroChina Co. Ltd. (CHN)	457
137,700	Petroleo Brasileiro SA ADR (BR)*,1	1,308
66,617	Reliance Industries Ltd. PN (IND)*,2	905

		4,281

PHARMACEUTICALS—1.3%
471,156	Luye Pharma Group Ltd. (CHN)*	603

REAL ESTATE MANAGEMENT & DEVELOPMENT—1.8%
208,000	China Overseas Land & Investment Ltd. (CHN)	865

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT—9.7%
52,600	ASM Pacific Technology Ltd. (CHN)	588
333,000	Epistar Corp. (TW)	520
1,659,000	GCL-Poly Energy Holdings Ltd. (CHN)*	500
12,471	SK Hynix Inc. (S. KOR)*	533
72,100	Taiwan Semiconductor Manufacturing Co. Ltd. ADR (TW)[1]	1,762
58,200	Trina Solar Ltd. ADR (CHN)*,1	711

		4,614

SPECIALTY RETAIL—1.2%
3,790	Dufry AG (SWS)*	557

TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS—7.8%
328,000	Lenovo Group Ltd. (CHN)	564
2,375	Samsung Electronics Co. Ltd. (S. KOR)	3,116

		3,680

TRANSPORTATION INFRASTRUCTURE—1.1%
58,000	Airports of Thailand plc (THA)	509

WIRELESS TELECOMMUNICATION SERVICES—3.4%
24,400	America Movil SAB de CV ADR (MEX)[1]	510
104,748	Bharti Airtel Ltd. PN (IND)*,2	628
39,465	Mobile TeleSystems OJSC ADR (RUS)[1]	477

		1,615

TOTAL COMMON STOCKS (Cost $44,627)		46,316

SHORT-TERM INVESTMENTS—0.7%
(Cost $312)
Principal Amount (000s)
REPURCHASE AGREEMENTS
$312	Repurchase Agreement with State Street Corp. dated April 30, 2015 due May 01, 2015 at 0.000% collateralized by U.S. Treasury Bonds (market value $319)	312

TOTAL INVESTMENTS—98.3% (Cost $44,939)		46,628

CASH AND OTHER ASSETS, LESS LIABILITIES—1.7%		802

TOTAL NET ASSETS—100.0%		$47,430

FAIR VALUE MEASUREMENTS

The following table summarizes the Fund’s investments as of April 30, 2015 based on the inputs used to value them.

Asset Category	Quoted Prices Level 1 (000s)	Other Significant Observable Inputs Level 2 (000s)	Significant Unobservable Inputs Level 3 (000s)	Total (000s)
Common Stocks
Africa	$356	$1,722	$—	$2,078
Europe	950	4,052	—	5,002
Latin America	10,422	—	—	10,422
Middle East/Central Asia	4,785	422	—	5,207
Pacific Basin	3,059	20,306	242	23,607
Short-Term Investments
Repurchase Agreements	—	312	—	312

Total Investments in Securities	$19,572	$26,814	$242	$46,628

The following is a rollforward of the Fund’s Level 3 investments during the period ended April 30, 2015.

Valuation Description	Balance Beginning at 11/01/2014 (000s)	Purchases (000s)	Sales (000s)	Accrued Discount/ (Premium) (000s)	Total Realized Gain/(Loss) (000s)	Change in Unrealized Appreciation/ (Depreciation) (000s)	Transfers In Level 3 (000s)	Transfers Out of Level 3 (000s)	Ending Balance as of 04/30/2015 (000s)
Common Stocks	$—	$—	$—	$—	$—	$—	$242	$—	$242

Of the Level 2 investments presented above, certain Common Stocks valued at $603 were categorized in Level 1 at October 31, 2014. Transfers from Level 1 to Level 2 were the result of exchange traded securities where quoted prices from an active market were available (Level 1), and have become unavailable (Level 2).

29

Harbor Emerging Markets Equity Fund

PORTFOLIO OF INVESTMENTS—Continued

FAIR VALUE MEASUREMENTS—Continued

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy.

Valuation Descriptions	Ending Balance as of 04/30/2015 (000s)	Valuation Technique	Unobservable Inputs	Input Value(s)
Investments in Securities
Common Stocks
Tianhe Chemicals Group Ltd. (CHN)*,3	$242	Market Approach	Last Traded Price	HK$	0.70

For more information on valuation inputs and their aggregation into the levels used in the table above, please refer to the Fair Value Measurements and Disclosures in Note 2 of the accompanying Notes to Financial Statements.

*	Non-income producing security.

1	ADR after the name of a foreign holding stands for American Depositary Receipts representing ownership of foreign securities. ADRs are issued by U.S. banking institutions.

2	PN after the name of a holding stands for Participatory Notes representing ownership of Indian/Pakistani securities. PNs are issued by foreign banking organizations.

3	Securities purchased in a transaction exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The Fund has no right to demand registration of these securities. These securities are priced by an independent pricing service in accordance with Harbor Funds Valuation Procedures. At April 30, 2015, the aggregate value of these securities was $944 or 2% of net assets.

4	GDR after the name of a holding stands for Global Depositary Receipts representing ownership of foreign securities. GDRs are issued by either U.S. or non-U.S. banking organizations.

w	The amounts in this category are included in the “Realized and Change in Unrealized Gain/(Loss) on Investment Transactions” section of the Statement of Operations. The net unrealized appreciation/(depreciation) per investment type is below:

Valuation Description	Unrealized Gain/(Loss) as of 04/30/2015 (000s)
Common Stocks	$(269)

x	Fair Valued in accordance with Harbor Funds Valuation Procedures using Last Traded Price, which is a Level 3 input.

HK$	Hong-Kong Dollar.

The accompanying notes are an integral part of the Financial Statements.

30

[THIS PAGE INTENTIONALLY LEFT BLANK]

31

Harbor International & Global Funds

STATEMENTS OF ASSETS AND LIABILITIES—April 30, 2015 (Unaudited)

(All amounts in thousands, except per share amounts)

	Harbor International Fund	Harbor International Growth Fund	Harbor Global Growth Fund	Harbor Emerging Markets Equity Fund
ASSETS
Investments, at identified cost*	$41,007,087	$244,580	$41,538	$44,939
Investments, at value (Including securities loaned of $3,735,609, $5,559, $0 and $0)	$54,005,375	$254,921	$43,043	$46,316
Repurchase agreements	112,986	2,785	3,712	312
Cash	100,001	—	1	1
Foreign currency, at value (cost: $6,921, $118, $0 and $2)	7,046	112	—	1
Receivables for:
Investments sold	132,940	—	2,155	1,214
Foreign currency spot contracts	110	—	1	—
Capital shares sold	46,857	74	26	1
Dividends	224,170	656	42	45
Interest	21	—	—	—
Securities lending income	3,167	3	—	—
Withholding tax	88,381	268	30	—
Prepaid registration fees	4	18	18	9
Prepaid fund insurance	125	1	—	—
Other assets	1,531	46	6	11
Total Assets	54,722,714	258,884	49,034	47,910
LIABILITIES
Payables for:
Investments purchased	149,130	—	252	397
Capital shares reacquired	265,162	208	41	1
Collateral for securities loaned	3,872,214	5,776	—	—
Accrued expenses:
Management fees	26,646	156	30	37
12b-1 fees	1,130	4	3	—
Transfer agent fees	3,018	15	3	3
Trustees’ fees and expenses	224	1	—	—
Other	17,758	129	17	42
Total Liabilities	4,335,282	6,289	346	480
NET ASSETS	$50,387,432	$252,595	$48,688	$47,430
Net Assets Consist of:
Paid-in capital	$36,209,518	$403,569	$42,075	$46,172
Accumulated undistributed net investment income/(loss)	(121,260)	768	(13)	(19)
Accumulated net realized gain/(loss)	1,188,536	(164,861)	1,406	(401)
Unrealized appreciation/(depreciation) of investments and translation of assets and liabilities in foreign currencies	13,110,638	13,119	5,220	1,678
	$50,387,432	$252,595	$48,688	$47,430
NET ASSET VALUE PER SHARE BY CLASS
Institutional Class
Net assets	$44,949,452	$233,727	$34,947	$46,690
Shares of beneficial interest[1]	626,215	17,278	1,586	4,664
Net asset value per share[2]	$71.78	$13.53	$22.03	$10.01
Administrative Class
Net assets	$915,111	$1,329	$1,043	$250
Shares of beneficial interest[1]	12,801	99	47	25
Net asset value per share[2]	$71.49	$13.46	$21.88	$10.00
Investor Class
Net assets	$4,522,869	$17,539	$12,698	$490
Shares of beneficial interest[1]	63,682	1,305	584	49
Net asset value per share[2]	$71.02	$13.44	$21.73	$9.99

*	Including repurchase agreements and short-term investments.

1	Par value $0.01 (unlimited authorizations).

2	Per share amounts can be recalculated to the amounts disclosed herein when total net assets and shares of beneficial interest are not rounded to thousands.

The accompanying notes are an integral part of the Financial Statements.

32

Harbor International & Global Funds

STATEMENTS OF OPERATIONS—Six Months Ended April 30, 2015 (Unaudited)

(All amounts in thousands)

	Harbor International Fund	Harbor International Growth Fund	Harbor Global Growth Fund	Harbor Emerging Markets Equity Fund
Investment Income
Dividends	$651,532	$2,587	$202	$229
Net securities lending income	10,608	36	—	—
Interest	418	—	—	—
Foreign taxes withheld	(57,632)	(247)	(12)	(33)
Total Investment Income	604,926	2,376	190	196
Operating Expenses
Management fees	162,110	859	152	157
12b-1 fees:
Administrative Class	1,114	1	1	—
Investor Class	5,675	21	13	1
Shareholder communications	1,255	5	1	—
Custodian fees	3,096	49	14	56
Transfer agent fees:
Institutional Class	13,152	65	9	10
Administrative Class	275	—	—	—
Investor Class	4,124	16	9	—
Professional fees	419	14	3	5
Trustees’ fees and expenses	514	2	—	—
Registration fees	160	21	22	34
Miscellaneous	201	8	4	4
Total expenses	192,095	1,061	228	267
Management fees waived	(5,532)	—	—	—
Transfer agent fees waived	(531)	(3)	—	—
Other expenses reimbursed	—	(52)	(26)	(66)
Custodial expense reductions	(2)	—	—	—
Net expenses	186,030	1,006	202	201
Net Investment Income/(Loss)	418,896	1,370	(12)	(5)
Realized and Change in Net Unrealized Gain/(Loss) on Investment Transactions
Net realized gain/(loss) on:
Investments	1,678,588	56	1,401	(45)
Foreign currency transactions	(6,782)	20	5	(9)
Change in net unrealized appreciation/(depreciation) on:
Investments	1,507,906	17,143	(126)	1,348
Translations of assets and liabilities in foreign currencies	5,628	40	3	—
Net gain/(loss) on investment transactions	3,185,340	17,259	1,283	1,294
Net Increase/(Decrease) in Net Assets Resulting from Operations	$3,604,236	$18,629	$1,271	$1,289

The accompanying notes are an integral part of the Financial Statements.

33

Harbor International & Global Funds

STATEMENTS OF CHANGES IN NET ASSETS

(All amounts in thousands)

	Harbor International Fund		Harbor International Growth Fund
	November 1, 2014 through April 30, 2015	November 1, 2013 through October 31, 2014	November 1, 2014 through April 30, 2015	November 1, 2013 through October 31, 2014
INCREASE/(DECREASE) IN NET ASSETS	(Unaudited)		(Unaudited)
Operations:
Net investment income/(loss)	$418,896	$882,454	$1,370	$2,726
Net realized gain/(loss) on investments	1,671,806	1,679,104	76	8,114
Change in net unrealized appreciation/(depreciation) of investments	1,513,534	(3,490,272)	17,183	(13,872)
Net increase/(decrease) in assets resulting from operations	3,604,236	(928,714)	18,629	(3,032)
Distributions to Shareholders
Net investment income:
Institutional Class	(900,562)	(847,190)	(2,885)	(2,923)
Administrative Class	(13,412)	(55,429)	(8)	(15)
Investor Class	(80,120)	(95,371)	(190)	(217)
Net realized gain on investments:
Institutional Class	—	—	—	—
Administrative Class	—	—	—	—
Investor Class	—	—	—	—
Total distributions to shareholders	(994,094)	(997,990)	(3,083)	(3,155)
Net Increase/(Decrease) Derived from Capital Share Transactions	(1,355,558)	3,054,340	22,883	2,564
Net increase/(decrease) in net assets	1,254,584	1,127,636	38,429	(3,623)
Net Assets
Beginning of period	49,132,848	48,005,212	214,166	217,789
End of period*	$50,387,432	$49,132,848	$252,595	$214,166
* Includes accumulated undistributed net investment income/(loss) of:	$(121,260)	$453,938	$768	$2,481

The accompanying notes are an integral part of the Financial Statements.

34

Harbor Global Growth Fund		Harbor Emerging Markets Equity Fund
November 1, 2014 through April 30, 2015	November 1, 2013 through October 31, 2014	November 1, 2014 through April 30, 2015	November 1, 2013 through October 31, 2014
(Unaudited)		(Unaudited)

$(12)	$46	$(5)	$129
1,406	4,584	(54)	(356)
(123)	(1,398)	1,348	330
1,271	3,232	1,289	103

(40)	(70)	(133)	—
—	—	—	—
—	—	(1)	—

(2,920)	(2,264)	—	—
(93)	(56)	—	—
(997)	(564)	—	—
(4,050)	(2,954)	(134)	—
15,480	4,425	18,277	27,895
12,701	4,703	19,432	27,998

35,987	31,284	27,998	—
$48,688	$35,987	$47,430	$27,998
$(13)	$39	$(19)	$120

35

Harbor International & Global Funds

STATEMENTS OF CHANGES IN NET ASSETS—CAPITAL STOCK ACTIVITY

(All amounts in thousands)

	Harbor International Fund		Harbor International Growth Fund
	November 1, 2014 through April 30, 2015	November 1, 2013 through October 31, 2014	November 1, 2014 through April 30, 2015	November 1, 2013 through October 31, 2014
	(Unaudited)		(Unaudited)
AMOUNT ($)
Institutional Class
Net proceeds from sale of shares	$4,118,073	$11,106,987	$39,340	$88,096
Reinvested distributions	775,192	717,975	2,831	2,775
Cost of shares reacquired	(5,649,396)	(6,479,053)	(18,914)	(85,369)
Net increase/(decrease) in net assets	$(756,131)	$5,345,909	$23,257	$5,502
Administrative Class
Net proceeds from sale of shares	$125,680	$729,143	$733	$440
Reinvested distributions	12,596	54,458	8	14
Cost of shares reacquired	(235,238)	(2,761,360)	(188)	(707)
Net increase/(decrease) in net assets	$(96,962)	$(1,977,759)	$553	$(253)
Investor Class
Net proceeds from sale of shares	$519,007	$1,308,752	$1,312	$2,668
Reinvested distributions	74,364	90,500	188	214
Cost of shares reacquired	(1,095,836)	(1,713,062)	(2,427)	(5,567)
Net increase/(decrease) in net assets	$(502,465)	$(313,810)	$(927)	$(2,685)
SHARES
Institutional Class
Shares sold	60,978	155,552	3,148	6,640
Shares issued due to reinvestment of distributions	11,779	10,618	230	223
Shares reacquired	(83,690)	(91,678)	(1,474)	(6,587)
Net increase/(decrease) in shares outstanding	(10,933)	74,492	1,904	276
Beginning of period	637,148	562,656	15,374	15,098
End of period	626,215	637,148	17,278	15,374
Administrative Class
Shares sold	1,874	10,337	59	34
Shares issued due to reinvestment of distributions	192	811	1	1
Shares reacquired	(3,514)	(38,167)	(14)	(53)
Net increase/(decrease) in shares outstanding	(1,448)	(27,019)	46	(18)
Beginning of period	14,249	41,268	53	71
End of period	12,801	14,249	99	53
Investor Class
Shares sold	7,765	18,684	104	207
Shares issued due to reinvestment of distributions	1,140	1,351	15	17
Shares reacquired	(16,416)	(24,359)	(193)	(431)
Net increase/(decrease) in shares outstanding	(7,511)	(4,324)	(74)	(207)
Beginning of period	71,193	75,517	1,379	1,586
End of period	63,682	71,193	1,305	1,379

The accompanying notes are an integral part of the Financial Statements.

36

Harbor Global Growth Fund		Harbor Emerging Markets Equity Fund
November 1, 2014 through April 30, 2015	November 1, 2013 through October 31, 2014	November 1, 2014 through April 30, 2015	November 1, 2013 through October 31, 2014
(Unaudited)		(Unaudited)

$10,619	$4,502	$23,089	$27,258
2,883	2,279	133	—
(3,116)	(5,137)	(4,982)	(69)
$10,386	$1,644	$18,240	$27,189

$345	$172	$—	$250
93	56	—	—
(138)	—	—	—
$300	$228	$—	$250

$5,309	$4,150	$86	$474
995	563	1	—
(1,510)	(2,160)	(50)	(18)
$4,794	$2,553	$37	$456

476	196	2,462	2,723
135	103	15	—
(143)	(221)	(529)	(7)
468	78	1,948	2,716
1,118	1,040	2,716	—
1,586	1,118	4,664	2,716

15	8	—	25
4	2	—	—
(6)	—	—	—
13	10	—	25
34	24	25	—
47	34	25	25

242	181	9	47
47	25	—	—
(70)	(96)	(5)	(2)
219	110	4	45
365	255	45	—
584	365	49	45

37

Harbor International & Global Funds Financial Highlights

SELECTED DATA FOR A SHARE OUTSTANDING FOR THE PERIODS PRESENTED

HARBOR INTERNATIONAL FUND
	Institutional Class
	6-Month Period Ended April 30, 2015		Year Ended October 31,
			2014	2013	2012	2011	2010
	(Unaudited)
Net asset value beginning of period	$68.09		$70.79	$59.12	$56.19	$59.13	$51.72
Income from Investment Operations
Net investment income/(loss)[a]	0.60	[g]	1.25	1.24	1.10	1.25	0.81
Net realized and unrealized gains/(losses) on investments	4.51		(2.45)	11.69	3.15	(3.32)	7.30
Total from investment operations	5.11		(1.20)	12.93	4.25	(2.07)	8.11
Less Distributions
Dividends from net investment income	(1.42)		(1.50)	(1.26)	(1.32)	(0.87)	(0.70)
Distributions from net realized capital gains[1]	—		—	—	—	—	—
Total distributions	(1.42)		(1.50)	(1.26)	(1.32)	(0.87)	(0.70)
Proceeds from redemption fees	—		—	— *	— *	— *	— *
Net asset value end of period	71.78		68.09	70.79	59.12	56.19	59.13
Net assets end of period (000s)	$44,949,452		$43,385,100	$39,828,959	$29,723,443	$25,562,291	$25,798,545
Ratios and Supplemental Data (%)
Total return[b]	7.69%[c]		(1.69)%	22.19%	7.95%	(3.57)%	15.83%
Ratio of total expenses to average net assets[2]	0.76	[d]	0.76	0.76	0.78	0.79	0.82
Ratio of net expenses to average net assets[a]	0.73	[d]	0.73	0.74	0.77	0.77	0.79
Ratio of net investment income to average net assets[a]	1.79	[d]	1.78	1.96	1.96	2.07	1.56
Portfolio turnover	12	[c]	11	10	11	12	14

HARBOR INTERNATIONAL GROWTH FUND
	Institutional Class
	6-Month Period Ended April 30, 2015		Year Ended October 31,
			2014	2013[e]	2012	2011	2010
	(Unaudited)
Net asset value beginning of period	$12.75		$13.01	$11.60	$11.10	$11.98	$10.54
Income from Investment Operations
Net investment income/(loss)[a]	0.08	[g]	0.16	0.44	0.44	0.06	0.09
Net realized and unrealized gains/(losses) on investments	0.89		(0.23)	1.67	0.06	(0.72)	1.45
Total from investment operations	0.97		(0.07)	2.11	0.50	(0.66)	1.54
Less Distributions
Dividends from net investment income	(0.19)		(0.19)	(0.70)	—	(0.22)	(0.10)
Distributions from net realized capital gains[1]	—		—	—	—	—	—
Total distributions	(0.19)		(0.19)	(0.70)	—	(0.22)	(0.10)
Proceeds from redemption fees	—		—	— *	— *	— *	— *
Net asset value end of period	13.53		12.75	13.01	11.60	11.10	11.98
Net assets end of period (000s)	$233,727		$196,062	$196,412	$324,404	$1,394,916	$1,774,192
Ratios and Supplemental Data (%)
Total return[b]	7.75%[c]		(0.54)%	19.09%	4.50%	(5.63)%	14.76%
Ratio of total expenses to average net assets[2]	0.90	[d]	0.88	0.93	0.87	0.87	0.90
Ratio of net expenses to average net assets[a]	0.85	[d]	0.85	0.89	0.87	0.86	0.87
Ratio of net investment income to average net assets[a]	1.23	[d]	1.23	1.38	1.22	0.61	0.97
Portfolio turnover	5	[c]	30	166	70	112	123

See page 41 for notes to the Financial Highlights.

The accompanying notes are an integral part of the Financial Statements.

38

Administrative Class							Investor Class
6-Month Period Ended April 30, 2015		Year Ended October 31,					6-Month Period Ended April 30, 2015		Year Ended October 31,
		2014	2013	2012	2011	2010			2014	2013	2012	2011	2010
(Unaudited)							(Unaudited)
$67.48		$70.18	$58.63	$55.72	$58.67	$51.36	$67.23		$69.92	$58.42	$55.51	$58.44	$51.16

0.50	[g]	1.91 [f]	1.03	0.99	1.07	0.70	0.46	[g]	1.07	1.01	0.87	1.01	0.66
4.51		(3.27)	11.63	3.09	(3.27)	7.23	4.47		(2.51)	11.54	3.14	(3.27)	7.17
5.01		(1.36)	12.66	4.08	(2.20)	7.93	4.93		(1.44)	12.55	4.01	(2.26)	7.83

(1.00)		(1.34)	(1.11)	(1.17)	(0.75)	(0.62)	(1.14)		(1.25)	(1.05)	(1.10)	(0.67)	(0.55)
—		—	—	—	—	—	—		—	—	—	—	—
(1.00)		(1.34)	(1.11)	(1.17)	(0.75)	(0.62)	(1.14)		(1.25)	(1.05)	(1.10)	(0.67)	(0.55)
—		—	— *	— *	— *	— *	—		—	— *	— *	— *	— *
71.49		67.48	70.18	58.63	55.72	58.67	71.02		67.23	69.92	58.42	55.51	58.44
$915,111		$961,478	$2,896,387	$2,210,914	$2,071,762	$1,852,148	$4,522,869		$4,786,270	$5,279,866	$4,169,704	$3,524,376	$3,586,143

7.55%[c]		(1.93)%	21.87%	7.67%	(3.82)%	15.56%	7.48%[c]		(2.05)%	21.76%	7.54%	(3.93)%	15.41%
1.01	[d]	1.01	1.01	1.03	1.04	1.07	1.13	[d]	1.13	1.13	1.15	1.16	1.19
0.98	[d]	0.98	0.99	1.02	1.02	1.04	1.10	[d]	1.10	1.11	1.14	1.14	1.16
1.50	[d]	1.85	1.66	1.71	1.83	1.30	1.38	[d]	1.46	1.60	1.60	1.70	1.23
12	[c]	11	10	11	12	14	12	[c]	11	10	11	12	14

Administrative Class							Investor Class
6-Month Period Ended April 30, 2015		Year Ended October 31,					6-Month Period Ended April 30, 2015		Year Ended October 31,
		2014	2013[e]	2012	2011	2010			2014	2013[e]	2012	2011	2010
(Unaudited)							(Unaudited)
$12.66		$12.93	$11.52	$11.06	$11.94	$10.50	$12.64		$12.89	$11.50	$11.05	$11.94	$10.51

0.08	[g]	(0.08)	0.01	0.11	0.02	0.09	0.05	[g]	— *	0.06	0.05	(0.18)	0.06
0.87		(0.03)	2.07	0.35	(0.71)	1.43	0.89		(0.11)	1.99	0.40	(0.53)	1.45
0.95		(0.11)	2.08	0.46	(0.69)	1.52	0.94		(0.11)	2.05	0.45	(0.71)	1.51

(0.15)		(0.16)	(0.67)	—	(0.19)	(0.08)	(0.14)		(0.14)	(0.66)	—	(0.18)	(0.08)
—		—	—	—	—	—	—		—	—	—	—	—
(0.15)		(0.16)	(0.67)	—	(0.19)	(0.08)	(0.14)		(0.14)	(0.66)	—	(0.18)	(0.08)
—		—	— *	— *	—	—	—		—	— *	— *	— *	— *
13.46		12.66	12.93	11.52	11.06	11.94	13.44		12.64	12.89	11.50	11.05	11.94
$1,329		$675	$919	$1,027	$1,287	$1,684	$17,539		$17,429	$20,458	$20,203	$25,291	$69,935

7.59%[c]		(0.83)%	18.89%	4.16%	(5.90)%	14.56%	7.53%[c]		(0.85)%	18.60%	4.07%	(6.04)%	14.40%
1.15	[d]	1.13	1.18	1.12	1.12	1.15	1.27	[d]	1.25	1.30	1.24	1.25	1.27
1.10	[d]	1.10	1.14	1.12	1.11	1.13	1.22	[d]	1.22	1.26	1.24	1.23	1.25
1.33	[d]	1.08	1.09	0.90	0.34	0.72	0.76	[d]	0.87	0.98	0.80	0.12	0.59
5	[c]	30	166	70	112	123	5	[c]	30	166	70	112	123

39

Harbor International & Global Funds Financial Highlights—Continued

SELECTED DATA FOR A SHARE OUTSTANDING FOR THE PERIODS PRESENTED

HARBOR GLOBAL GROWTH FUND
	Institutional Class
	6-Month Period Ended April 30, 2015		Year Ended October 31,
			2014	2013	2012		2011	2010
	(Unaudited)
Net asset value beginning of period	$23.79		$23.78	$17.99	$15.88		$18.07	$15.61
Income from Investment Operations
Net investment income/(loss)[a]	—	*,g	0.05	0.08	0.06		0.07	0.01
Net realized and unrealized gains/(losses) on investments	0.84		2.18	6.26	2.05		(0.30)	3.71
Total from investment operations	0.84		2.23	6.34	2.11		(0.23)	3.72
Less Distributions
Dividends from net investment income	(0.03)		(0.07)	(0.06)	—		(0.16)	(0.09)
Distributions from net realized capital gains[1]	(2.57)		(2.15)	(0.49)	—		(1.81)	(1.17)
Total distributions	(2.60)		(2.22)	(0.55)	—		(1.97)	(1.26)
Proceeds from redemption fees	—		—	— *	—	*	0.01	— *
Net asset value end of period	22.03		23.79	23.78	17.99		15.88	18.07
Net assets end of period (000s)	$34,947		$26,601	$24,734	$16,290		$13,772	$9,578
Ratios and Supplemental Data (%)
Total return[b]	3.92%[c]		10.08%	36.24%	13.29%		(2.02)%	25.30%
Ratio of total expenses to average net assets[2]	1.03	[d]	1.08	1.24	1.60		1.68	2.28
Ratio of net expenses to average net assets[a]	0.90	[d]	0.90	0.90	0.96		1.00	1.00
Ratio of net investment income to average net assets[a]	0.03	[d]	0.22	0.44	0.39		(0.01)	(0.06)
Portfolio turnover	53	[c]	141	110	91		107	118

HARBOR EMERGING MARKETS EQUITY FUND
	Institutional Class				Administrative Class		Investor Class
	6-Month Period Ended April 30, 2015		Year Ended October 31, 2014		6-Month Period Ended April 30, 2015	Year Ended October 31, 2014	6-Month Period Ended April 30, 2015	Year Ended October 31, 2014
	(Unaudited)				(Unaudited)		(Unaudited)
Net asset value beginning of period	$10.05		$10.00		$10.03	$10.00	$10.01	$10.00
Income from Investment Operations
Net investment income/(loss)[a]	—	*,g	0.05		(0.02)[g]	0.05	(0.02)[g]	0.03
Net realized and unrealized gains/(losses) on investments	0.01		—	*	0.01	(0.02)	0.02	(0.02)
Total from investment operations	0.01		0.05		(0.01)	0.03	— *	0.01
Less Distributions
Dividends from net investment income	(0.05)		—		(0.02)	—	(0.02)	—
Distributions from net realized capital gains[1]	—		—		—	—	—	—
Total distributions	(0.05)		—		(0.02)	—	(0.02)	—
Net asset value end of period	10.01		10.05		10.00	10.03	9.99	10.01
Net assets end of period (000s)	$46,690		$27,294		$250	$250	$490	$454
Ratios and Supplemental Data (%)
Total return[b]	0.10%[c]		0.50%		(0.07)%[c]	0.30%	(0.04)%[c]	0.10%
Ratio of total expenses to average net assets[2]	1.61	[d]	2.34		1.86 [d]	2.59	1.98 [d]	2.71
Ratio of net expenses to average net assets[a]	1.21	[d]	1.25		1.47 [d]	1.50	1.59 [d]	1.62
Ratio of net investment income to average net assets[a]	(0.02)[d]		0.78		(0.37)[d]	0.47	(0.48)[d]	0.45
Portfolio turnover	33	[c]	50		33 [c]	50	33 [c]	50

The accompanying notes are an integral part of the Financial Statements.

40

Administrative Class							Investor Class
6-Month Period Ended April 30, 2015	Year Ended October 31,						6-Month Period Ended April 30, 2015	Year Ended October 31,
	2014	2013	2012		2011	2010		2014	2013	2012	2011	2010
(Unaudited)							(Unaudited)
$23.63	$23.65	$17.90	$15.83		$18.03	$15.59	$23.51	$23.54	$17.83	$15.80	$17.99	$15.57

(0.02)[g]	0.01	0.04	0.03		(0.02)	(0.05)	(0.04)[g]	(0.03)	0.01	(0.01)	0.07	(0.06)
0.84	2.14	6.22	2.04		(0.25)	3.72	0.83	2.15	6.20	2.04	(0.36)	3.70
0.82	2.15	6.26	2.07		(0.27)	3.67	0.79	2.12	6.21	2.03	(0.29)	3.64

—	(0.02)	(0.02)	—		(0.12)	(0.06)	—	— *	(0.01)	—	(0.10)	(0.05)
(2.57)	(2.15)	(0.49)	—		(1.81)	(1.17)	(2.57)	(2.15)	(0.49)	—	(1.81)	(1.17)
(2.57)	(2.17)	(0.51)	—		(1.93)	(1.23)	(2.57)	(2.15)	(0.50)	—	(1.91)	(1.22)
—	—	— *	—	*	—	—	—	—	— *	— *	0.01	—
21.88	23.63	23.65	17.90		15.83	18.03	21.73	23.51	23.54	17.83	15.80	17.99
$1,043	$802	$562	$371		$285	$292	$12,698	$8,584	$5,988	$3,189	$1,294	$592

3.83%[c]	9.77%	35.89%	13.08%		(2.32)%	24.96%	3.71%[c]	9.68%	35.76%	12.85%	(2.36)%	24.82%
1.28 [d]	1.33	1.49	1.85		1.93	2.54	1.40 [d]	1.45	1.61	1.98	2.06	2.66
1.15 [d]	1.15	1.15	1.21		1.25	1.25	1.27 [d]	1.27	1.27	1.30	1.37	1.37
(0.21)[d]	(0.01)	0.17	0.14		(0.27)	(0.31)	(0.32)[d]	(0.17)	0.04	(0.01)	(0.39)	(0.39)
53 [c]	141	110	91		107	118	53 [c]	141	110	91	107	118

*	Less than $0.01.

1	Includes both short-term and long-term capital gains.

2	Percentage does not reflect reduction for credit balance arrangements (see Note 2 of the accompanying Notes to Financial Statements).

a	Reflects the Adviser’s waiver, if any, of its management fees and/or other operating expenses.

b	The total returns would have been lower had certain expenses not been waived during the periods shown.

c	Unannualized.

d	Annualized.

e	Effective May 21, 2013, Harbor International Growth Fund appointed Baillie Gifford Overseas Limited as its Subadviser.

f	The amount shown for a share outstanding does not correspond with the aggregate net investment income/(loss) for the period due to the timing of the sales and purchases of shares in relation to fluctuating market values of the investments of the Fund.

g	Amounts are allocated based upon average shares outstanding during the period.

41

Harbor International & Global Funds

NOTES TO FINANCIAL STATEMENTS—April 30, 2015 (Unaudited)

(Currency in thousands)

NOTE 1—ORGANIZATIONAL MATTERS

Harbor Funds (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “Investment Company Act”), as an open-end management investment company. The Trust consists of 28 separate portfolios. The portfolios covered by this report include: Harbor International Fund, Harbor International Growth Fund, Harbor Global Growth Fund and Harbor Emerging Markets Equity Fund (individually or collectively referred to as a “Fund” or the “Funds,” respectively). Harbor Capital Advisors, Inc. (the “Adviser” or “Harbor Capital”) is the investment adviser for the Funds.

The Funds may offer up to three classes of shares, designated as Institutional Class, Administrative Class and Investor Class. The shares of each class represent an interest in the same portfolio of investments of the respective Fund and have equal rights to voting, redemptions, dividends, and liquidations, except that: (i) certain expenses, subject to the approval of the Trust’s Board of Trustees (the “Board of Trustees”), may be applied differently to each class of shares in accordance with current regulations of the Securities and Exchange Commission and the Internal Revenue Service; and (ii) shareholders of a class that bears distribution and service expenses under terms of a distribution plan have exclusive voting rights as to that distribution plan.

NOTE 2—SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. Each Fund follows the investment company reporting requirements under U.S. Generally Accepted Accounting Principles (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

For a detailed discussion of financial assets and liabilities subject to an enforceable master netting arrangement or similar agreement please refer to the descriptions of Repurchase Agreements in Note 2—Significant Accounting Policies and Securities Lending in Note 3—Investment Portfolio Transactions.

Security Valuation

Equity securities (including common stock, preferred stock, and convertible preferred stock) and financial derivative instruments (such as options contracts) that are traded on a national security exchange (except securities listed on the National Association of Securities Dealers Automated Quotation (“NASDAQ”) system and United Kingdom securities), are valued at the last sale price on a national exchange or system on which they are principally traded as of the valuation date. Securities listed on the NASDAQ system or a United Kingdom exchange are valued at the official closing price of those securities. In the case of securities for which there are no sales on the valuation day, (i) securities traded principally on a U.S. exchange, including NASDAQ, are valued at the mean between the closing bid and ask price; and (ii) securities traded principally on a foreign exchange, including United Kingdom securities, are valued at the official bid price determined as of the close of the primary exchange. Securities of open-end registered investment companies that are held by a Fund are valued at net asset value. To the extent these securities are actively traded and fair valuation adjustments are not applied, they are normally categorized as Level 1 in the fair value hierarchy. Equity securities traded on inactive markets or valued by reference to similar instruments are normally categorized as Level 2 in the fair value hierarchy. For more information on the fair value hierarchy, please refer to the Fair Value Measurements and Disclosures section in Note 2.

Short-term securities with a remaining maturity of less than 60 days at the time they are acquired are generally stated at amortized cost, which approximates fair value. Securities that are valued at amortized cost are normally categorized as Level 2 in the fair value hierarchy.

Over-the-counter (“OTC”) financial derivative instruments, such as forward currency contracts, options contracts and swap agreements, derive their value from underlying asset prices, indices, reference rates and other inputs, or a combination of these factors. These instruments are valued using evaluated prices furnished by a pricing service selected by the Board of

42

Harbor International & Global Funds

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 2—SIGNIFICANT ACCOUNTING POLICIES—Continued

Trustees. In certain cases, when a valuation is not readily available from a pricing service, the Fund’s subadviser provides a valuation, typically using its own proprietary models. Depending on the instrument and the terms of the transaction, the value of the derivative instrument can be determined by a pricing service or subadviser using a series of techniques, including simulation pricing models. The pricing models use inputs, such as issuer details, indices, spreads, interest rates, yield curves, dividends and exchange rates, that are observed from actively quoted markets. Derivative instruments that use valuation techniques and inputs similar to those described above are normally categorized in Level 2 of the fair value hierarchy.

When reliable market quotations or evaluated prices supplied by a pricing vendor are not readily available or are not believed to accurately reflect fair value, securities are priced at their fair value as determined by the Trust’s Valuation Committee (the “Valuation Committee”) pursuant to procedures adopted, and subject to oversight, by the Board of Trustees. The Valuation Committee is comprised of a trustee and officers of the Trust and employees of Harbor Capital with relevant experience or responsibilities. Each security for which the Valuation Committee determines a fair value, including the basis for the fair value decision, is reviewed by the Board of Trustees at its regularly scheduled board meetings.

When a fair valuation method is applied by the Valuation Committee or a Fund’s subadviser, securities will be priced by a method that the Valuation Committee or subadviser believes accurately reflects fair value. Securities valued using fair valuation methods that incorporate significant unobservable inputs are normally categorized as Level 3 in the fair value hierarchy. Examples of possible fair valuation methodologies used in determining the fair value of securities categorized as Level 3 in the fair value hierarchy include, but are not limited to, benchmark pricing and indicative market quotations.

When benchmark pricing is used, the base price of a debt security is set and then subsequently adjusted in proportion to the market value changes of an index or similar security (the “benchmark security”) that trades in an active market or for which other observable inputs are available. The base price may be a broker-dealer quote, transaction price, or an internal value as derived by analysis of market data. The base price of the security may be reset on a periodic basis based on the availability of market data and procedures approved by a Fund’s subadviser. If the benchmark security is categorized as Level 2 in the fair value hierarchy due to the lack of an active market for that security, any security adjusted in proportion to the market value of the benchmark security may be categorized as Level 3 in the fair value hierarchy. Significant changes in the unobservable inputs of the benchmark pricing process (i.e., the base price) would result in direct and proportional changes in the fair value of the security. The reasonability of the fair value is reviewed by the subadviser on a periodic basis and may be amended as the availability of market data indicates a material change.

If evaluated pricing through a third party pricing vendor is not available or deemed to be indicative of fair value, a Fund’s subadviser may elect to obtain indicative market quotations (“broker quotes”) directly from a broker-dealer or passed through from a third-party pricing vendor. Indicative market quotations are typically received from established market participants. In the event that the source of fair value is from a single-sourced broker quote, but the subadviser does not have the transparency to view the underlying inputs that support the market quotation these securities are categorized as Level 3 in the fair value hierarchy. Significant changes in the broker quote would have direct and proportional changes in the fair value of the security.

A Fund may also use fair value pricing if the value of some or all of the Fund’s securities have been materially affected by events occurring before the Fund’s pricing time but after the close of the primary markets or exchanges on which the security is traded. This most commonly occurs with foreign securities, but may occur with other securities as well. In such cases, the Fund may apply a fair value factor supplied by the pricing service to a foreign security’s market close value to reflect changes in value that may have occurred between the close of the primary market or exchange on which the security is traded and the Fund’s pricing time. That factor may be derived using observable inputs such as a comparison of the trading patterns of a foreign security to intraday trading in the U.S. markets that are highly correlated to the foreign security or other information that becomes available after the close of the foreign market on which the security principally traded. Fair value pricing is inherently subjective and reflects good faith judgments based on available information. When fair value pricing is employed, the prices of securities used by a Fund to calculate its net asset value may differ from market

43

Harbor International & Global Funds

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 2—SIGNIFICANT ACCOUNTING POLICIES—Continued

quotations, official closing prices or evaluated prices for the same securities, which means that the Fund may value those securities higher or lower than another given fund that uses market quotations, official closing prices or evaluated prices supplied by a pricing vendor in its calculation of net asset value. Securities valued using observable inputs, such as those described above, are normally categorized as Level 2 in the fair value hierarchy.

Fair Value Measurements and Disclosures

Various inputs may be used to determine the value of each Fund’s investments, which are summarized in three broad categories defined as Level 1, Level 2 and Level 3. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The assignment of an investment to Level 1, 2 or 3 is based on the lowest level of significant inputs used to determine its fair value.

Level 1—	Quoted prices in active markets for identical securities.
Level 2—	Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—	Significant unobservable inputs are used in situations where quoted prices or other observable inputs are not available or are deemed unreliable. Significant unobservable inputs may include the Funds’ own assumptions.

Transfers between Levels, if any, are recognized as of the last day in the fiscal quarter of the period in which the event or change in circumstances that caused the reclassification occurred. For fair valuations using significant unobservable inputs, a reconciliation of the beginning to ending balances for reported fair values is provided that presents changes attributable to realized and unrealized gains and losses and purchases, sales, and transfers in/out of the Level 3 category during the period. A table that includes a categorization of investments into Level 1, Level 2 or Level 3, transfers between Levels, if any, and a Level 3 reconciliation, including details of significant unobservable inputs used, when applicable, can be found at the end of each Fund’s Portfolio of Investments schedule.

The Funds used observable inputs in their valuation methodologies whenever they were available and deemed reliable.

U.S. Government Securities

U.S. government securities include securities issued by U.S. government agencies or government-sponsored enterprises that may not be guaranteed by the U.S. Treasury. The Government National Mortgage Association (“GNMA” or “Ginnie Mae”), a wholly owned U.S. government corporation, is authorized to guarantee, with the full faith and credit of the U.S. government, the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of mortgages insured by the Federal Housing Administration or guaranteed by the Department of Veterans Affairs. Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. government) include the Federal National Mortgage Association (“FNMA” or “Fannie Mae”) and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). On September 7, 2008, the Federal Housing Finance Agency placed Fannie Mae and Freddie Mac in conservatorship, while the U.S. Treasury agreed to purchase preferred stock as needed to ensure that both Fannie Mae and Freddie Mac maintain a positive net worth (guaranteeing up to $100 billion for each entity). As a consequence, certain fixed income securities of Fannie Mae and Freddie Mac have more explicit U.S. government support.

Repurchase Agreements

In a repurchase agreement, a Fund buys a security at one price and simultaneously agrees to sell it back at a higher price. Such agreements must be adequately collateralized to cover the counterparty’s obligation to the Fund to close out the repurchase agreement. During the period, each Fund entered into repurchase agreements with domestic or foreign banks or with a member firm of the Financial Industry Regulatory Authority, Inc., or an affiliate of a member firm that is a primary dealer in U.S. government securities. Each repurchase agreement counterparty must meet the minimum credit quality requirements applicable to the respective Fund and any other appropriate counterparty criteria as determined by the Fund’s subadviser. The minimum credit quality requirements are those applicable to a Fund’s purchase of securities

44

Harbor International & Global Funds

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 2—SIGNIFICANT ACCOUNTING POLICIES—Continued

such that if a Fund is permitted to only purchase securities that are rated investment-grade (or the equivalent if unrated), that Fund could only enter into repurchase agreements with counterparties that have debt outstanding that is rated investment-grade (or the equivalent if unrated). The securities are regularly monitored to ensure that the collateral is adequate. A Fund seeks to further mitigate its counterparty risk by entering into master repurchase agreements with its counterparties. The master repurchase agreements provide that, in the event of a counterparty’s default, including bankruptcy, the Fund may terminate any repurchase agreements with that counterparty, determine the net amount owned, and sell or retain the collateral up to the net amount owed to the Fund. A counterparty’s default may cause the Fund to suffer losses, including loss of interest on or principal of the securities and costs associated with delay and enforcement of the terms of the master repurchase agreement.

Options

An option, including rights and warrants, is a contract that offers the buyer the right, but not the obligation, to buy (call) or sell (put) a security or other financial asset at an agreed-upon price (the strike price) during a certain period of time or on a specific date (exercise date). During the period, Harbor International Fund, Harbor Global Growth Fund, and Harbor Emerging Markets Equity Fund purchased option contracts to manage its exposure to equity prices. Call options tend to increase a Fund’s exposure to the underlying instrument, if purchased, and decrease exposure to the underlying instrument, if written. Put options tend to decrease a Fund’s exposure to the underlying instrument, if purchased, and increase exposure to the underlying instrument, if written.

When a Fund purchases an option, it pays a premium. If a purchased option expires, a Fund realizes a loss in the amount of the premium. If a Fund enters into a closing sale transaction, it realizes a gain or loss, depending on whether the proceeds from the sale are greater or less than the cost of the option. If a call option is exercised by a Fund, the cost of the securities acquired by exercising the call is increased by the premium paid to buy the call. If a put option is exercised by a Fund, it realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are decreased by the premium originally paid. The risk associated with purchasing options is limited to the premium paid. A Fund’s maximum risk of loss from counterparty credit risk is also limited to the premium paid for the contract.

Foreign Currency Spot Contracts

A foreign currency spot contract is an agreement between two parties to buy and sell currencies at the current market rate for settlement within two business days. During the period, each Fund used foreign currency spot contracts to facilitate transactions in foreign securities or to convert foreign currency receipts into U.S. dollars.

The foreign currency spot contract is marked-to-market daily for settlements beyond one day, and any change in market value is recorded as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value on the open and close date. Risk of losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contract’s terms. The maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened.

Foreign Currency Translations

Purchases and sales of securities are translated into U.S. dollars at the current exchange rate on the respective dates of the transactions. Income and withholding taxes are translated at the prevailing exchange rate when accrued or incurred. The accounting records of the Funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars based on the current exchange rates at April 30, 2015.

Reported net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of foreign currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income accrued and tax reclaims receivable and the U.S. dollar amount actually received. The effects of changes in foreign currency exchange rates on investments in securities are included in the net realized and unrealized gain or loss on investments in the Statement of Operations.

45

Harbor International & Global Funds

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 2—SIGNIFICANT ACCOUNTING POLICIES—Continued

Investment Income

Dividends declared on portfolio securities are accrued on the ex-dividend date. For foreign securities held, certain dividends are recorded after the ex-dividend date, but as soon as the respective Fund is notified of such dividends. Interest income is accrued daily as earned. Discounts and premiums on fixed income securities purchased are amortized over the life of the respective securities using the effective yield method.

Securities Transactions

Securities transactions are accounted for on the trade date (the date the order to buy or sell is executed). Realized gains or losses on security transactions are determined on the basis of identified cost for both federal income tax and financial reporting purposes.

Proceeds from Litigation

The Funds may receive proceeds from shareholder litigation settlements involving current and/or previously held portfolio holdings. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/(loss) if the security has been disposed of by a Fund or in unrealized gain/(loss) if the security is still held by a Fund.

Distribution to Shareholders

Distributions on Fund shares are recorded on the ex-dividend date.

Expenses

Expenses incurred by the Trust are charged directly to the Fund that incurred such expense whenever possible. With respect to expenses incurred by any two or more Harbor Funds where amounts cannot be identified on a fund by fund basis, such expenses are generally allocated in proportion to the average net assets or the number of shareholders of each Fund.

Custodian

The Funds have credit balance arrangements with the Funds’ custodian whereby uninvested cash is invested in a short-term investment vehicle and amounts earned constitute an expense credit that is applied against gross custody expenses. Such custodial expense reductions are reflected on the accompanying Statement of Operations.

Class Allocations

Income, common expenses and realized and unrealized gains/(losses) are determined at the Fund level and allocated daily to each class of shares based on the applicable net assets of the respective classes. Distribution and service fees, if any, and transfer agent fees are calculated daily at the class level based on the applicable net assets of each class and the specific expense rate(s) applicable to each class.

Taxes

Each Fund is treated as a separate entity for federal tax purposes. Each Fund’s policy is to meet the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute to its shareholders all of its taxable income within the prescribed time. It is also the intention of each Fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation of securities held or excise taxes on income and capital gains.

46

Harbor International & Global Funds

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 2—SIGNIFICANT ACCOUNTING POLICIES—Continued

The Funds may be subject to taxes imposed by countries in which they invest. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and unrealized appreciation as such income and/or gains are earned.

Management has analyzed each Fund’s tax positions for all open tax years (in particular, U.S. federal income tax returns for the tax years ended October 31, 2011–2013), including all positions expected to be taken upon filing the 2014 tax return, in all material jurisdictions where the Funds operate, and has concluded that no provision for income tax is required in any Fund’s financial statements. The Funds will recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations.

New Accounting Pronouncement

In June 2014, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) 2014-11, Transfers and Servicing (“ASU 2014-11”) which expands secured borrowing accounting for certain repurchase agreements. ASU 2014-11 will also require additional disclosures for certain transactions accounted for as sales, in order to provide financial statement users with information to compare to similar transactions accounted for as secured borrowings. ASU 2014-11 will become effective for interim or annual periods beginning after December 15, 2014. Management is evaluating the implications of this pronouncement and the impact it will have on the financial statement disclosures.

In May 2015, FASB issued ASU 2015-07, Disclosures for Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent) (“ASU 2015-07”) which removes the requirement to make certain fair value disclosures for investments that are eligible to be measured at fair value using the net asset value per share. ASU 2015-07 becomes effective for interim or annual periods beginning after December 15, 2015. Management is evaluating the implications of this pronouncement and the impact it will have on the financial statement disclosures.

NOTE 3—INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, other than short-term securities, for each Fund for the six-month period ended April 30, 2015 are as follows:

	Purchases	Sales
Harbor International Fund	$5,766,446	$6,559,363
Harbor International Growth Fund	32,134	11,731
Harbor Global Growth Fund	29,123	19,505
Harbor Emerging Markets Equity Fund	28,902	10,915

Securities Lending

Each Fund may engage in securities lending, whereby a Fund lends its securities to financial institutions in order to increase its income. During the period, Harbor International Fund and Harbor International Growth Fund engaged in securities lending. Securities loans are required to be secured at all times during the term of the loan by cash collateral that is at least equal to the value of the loaned securities determined at the close of the Fund’s business day. Any additional collateral that may be required to secure the loan is delivered to the Fund the next business day. The cash collateral is maintained on the Fund’s behalf by the lending agent (State Street Bank & Trust Company) and is invested in the State Street Navigator Securities Lending Prime Portfolio, a money market mutual fund that seeks to provide income while maintaining a stable net asset value of $1.00. There is no assurance that the State Street Navigator Securities Lending Prime Portfolio will maintain a stable net asset value and the Fund is subject to the risk of loss on the cash collateral invested. This collateral is recognized as a liability in the Statement of Assets and Liabilities. During the term of the loan, the Fund will continue to receive any interest or dividends, or amounts equivalent thereto, on the loaned securities, in addition to receiving a fee from the borrower and earning interest on the investment of the cash collateral. The Fund may pay reasonable fees in connection with a loan of its securities and may share the interest earned on the collateral with the

47

Harbor International & Global Funds

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 3—INVESTMENT PORTFOLIO TRANSACTIONS—Continued

borrower. Net securities lending income is disclosed as such in the Statement of Operations. Securities loans may be terminated at the option of the borrower or the Fund. Upon termination of the loan, the borrower will return to the lender securities that are identical to the loaned securities. The Fund bears the risk of delay in recovery of, or loss of rights in, the securities loaned and the risk that the value of the collateral falls below the value of the securities on loan at the time of default by the borrower. A Fund had sought to mitigate this borrower risk by entering into a securities lending authorization agreement with its lending agent. The securities lending authorization agreement provides that, in the event of a borrower’s default, including bankruptcy, the lending agent will request that all loaned securities be returned by the borrower. In the event the borrower is unable or unwilling to return the loaned securities to the lending agent, the lending agent may apply the proceeds of the cash collateral from the loaned securities towards the purchase of replacement securities. If such proceeds are insufficient or the collateral is unavailable, the lending agent will purchase replacement securities at its sole expense. If the lending agent is unable to purchase replacement securities, it may credit to the relevant Fund’s account an amount equal to the market value of the unreturned loaned securities. The value at April 30, 2015 of securities loaned and related collateral for Harbor International Fund was $3,735,609 and $3,872,214, respectively, and value of securities loaned and related collateral for Harbor International Growth Fund was $5,559 and $5,776, respectively.

NOTE 4—FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Adviser

Harbor Capital is an indirect, wholly-owned subsidiary of Robeco Groep N.V. (“Robeco”). Robeco is majority owned by ORIX Corporation (“ORIX”). Harbor Capital is the Trust’s investment adviser and is also responsible for administrative and other services.

Each Fund has a separate advisory agreement with Harbor Capital. The agreements provide for fees based on an annual percentage rate of average daily net assets as follows:

	Contractual Rate		Actual Rate[b]
Harbor International Fund	0.75	%,0.65%[a]	0.65%
Harbor International Growth Fund	0.75		0.75
Harbor Global Growth Fund	0.75		0.75
Harbor Emerging Markets Equity Fund	0.95		0.95

a	The management fee rate is 0.75% on assets up to $12 billion and 0.65% on assets in excess of $12 billion. Effective March 1, 2015, the Adviser has contractually agreed to reduce the management fee to 0.63% on assets between $24 billion and $36 billion, 0.58% on assets between $36 billion and $48 billion, and 0.57% on assets over $48 billion through February 29, 2016. Previously, the Adviser contractually reduced the management fee to 0.63% on assets between $24 billion and $36 billion, and to 0.58% on assets over $36 billion.

b	Annualized for the six-month period ended April 30, 2015.

Harbor Capital has from time to time voluntarily or contractually agreed not to impose a portion of its management fees and/or to bear a portion of the expenses incurred in the operation of certain Funds in order to limit Fund expenses. Such waivers, if any, are reflected on the accompanying Statements of Operations for the respective Funds. Harbor Capital has entered into a contractual expense limitation agreement with Harbor International Growth Fund, Harbor Global Growth Fund and Harbor Emerging Markets Equity Fund limiting the total expenses for Harbor International Growth Fund to 0.85%, 1.10%, and 1.22% for the Institutional Class, Administrative Class, and Investor Class, respectively, Harbor Global Growth Fund to 0.90%, 1.15%, and 1.27% for the Institutional Class, Administrative Class, and Investor Class, respectively, and Harbor Emerging Markets Equity Fund to 1.15%, 1.40% and 1.52% for the Institutional Class, Administrative Class, and Investor Class, respectively. The contractual expense limitations are effective through February 29, 2016. All expense limitations are inclusive of the transfer agent fee waiver discussed in the Transfer Agent section below.

Distributor

Harbor Funds Distributors, Inc. (“Harbor Funds Distributors” or the “Distributor”), a wholly-owned subsidiary of Harbor Capital, is the distributor for Harbor Funds shares. Under the Trust’s current distribution plans pursuant to Rule 12b-1 under

48

Harbor International & Global Funds

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 4—FEES AND OTHER TRANSACTIONS WITH AFFILIATES—Continued

the Investment Company Act with respect to each Fund’s Administrative and Investor Class shares (collectively, the “12b-1 Plans”), as applicable, each Fund pays the Distributor compensation at the annual rate of 0.25% of the average daily net assets of its Administrative and Investor Class shares. The 12b-1 Plans compensate the Distributor for the purpose of financing any activity that is primarily intended to result in the sale of Administrative and Investor Class shares of the Funds or for recordkeeping services or the servicing of shareholder accounts in the Administrative and Investor Class shares of the Funds. Such activities include, but are not limited to: printing of prospectuses and statements of additional information and reports for prospective shareholders (i.e., other than existing shareholders); preparation and distribution of advertising material and sales literature; expenses of organizing and conducting sales seminars; supplemental payments to dealers or other institutions such as asset-based sales charges, payments of recordkeeping fees under recordkeeping arrangements, or payments of service fees under shareholder service arrangements; and costs of administering the 12b-1 Plans.

Amounts payable by a Fund under the 12b-1 Plans need not be directly related to the expenses actually incurred by the Distributor on behalf of each Fund. The 12b-1 Plans do not obligate the Funds to reimburse the Distributor for the actual expenses the Distributor may incur in fulfilling its obligations under the 12b-1 Plans. Thus, even if the Distributor’s actual expenses exceed the fee payable to the Distributor at any given time, the Funds will not be obligated to pay more than that fee. If the Distributor’s expenses are less than the fee it receives, the Distributor will retain the difference.

The fees attributable to each Fund’s respective class are shown on the accompanying Statement of Operations.

Transfer Agent

Harbor Services Group, Inc. (“Harbor Services Group”), a wholly-owned subsidiary of Harbor Capital, is the transfer and shareholder servicing agent for the Funds. The transfer agency and service agreement is reviewed and approved annually by the Board of Trustees and provides currently for compensation up to the following amounts per class of each Fund:

Share Class	Transfer Agent Fees[a]
Institutional	0.065% of the average daily net assets of all Institutional Class shares
Administrative	0.065% of the average daily net assets of all Administrative Class shares
Investor	0.185% of the average daily net assets of all Investor Class shares

[a]	For the period November 1, 2014 through February 28, 2015, the Transfer Agent Fees for Institutional and Administrative Class shares was 0.06% and 0.18% for the Investor Class shares.

Harbor Services Group has voluntarily waived a portion of its transfer agent fees during the six-month period ended April 30, 2015. Fees incurred for these transfer agent services are shown on each Fund’s Statement of Operations. The voluntary waiver may be discontinued at any time.

Shareholders

On April 30, 2015, Harbor Capital, Harbor Funds Distributors, and Harbor Services Group, collectively held the following shares of beneficial interest in the Funds:

	Number of Shares Owned by Harbor Capital, Harbor Funds Distributors, and Harbor Services Group				Percentage of Outstanding Shares
	Institutional Class	Administrative Class	Investor Class	Total
Harbor International Fund	22,037	1	4	22,042	0.0%
Harbor International Growth Fund	66,242	3	6	66,251	0.4
Harbor Global Growth Fund	444,339	22,847	22,829	490,015	22.1
Harbor Emerging Markets Equity Fund	1,311,182	25,057	25,042	1,361,281	28.7

Independent Trustees

The fees and expenses of the Independent Trustees are shown on each Fund’s Statement of Operations. The Independent Trustees’ remuneration for all Funds totaled $487 for the six-month period ended April 30, 2015.

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Harbor International & Global Funds

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 4—FEES AND OTHER TRANSACTIONS WITH AFFILIATES—Continued

The Board of Trustees has adopted a Deferred Compensation Plan for Independent Trustees (the “Plan”), which enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Trust. For purposes of determining the amount owed to a Trustee under the Plan, deferred amounts are treated as though they had been invested in shares of the Fund(s) selected by the Trustee. While not required to do so, each Fund makes an investment equal to the Trustee’s investment election. The deferred compensation liability and the offsetting deferred compensation investment asset are included as a component of “Liabilities; Other” and “Other assets”, respectively, in the Statement of Assets and Liabilities. Such amounts fluctuate with changes in the market value of the selected securities. The deferred compensation and related mark-to-market impact liability and an offsetting investment asset will remain on each Fund’s Statement of Assets and Liabilities until distributed in accordance with the Plan.

Indemnification

Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business the Trust enters into contracts that provide general indemnities to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

NOTE 5—TAX INFORMATION

The identified cost for federal income tax purposes of investments owned by each Fund (including earned discount on corporate short-term notes and commercial paper) and their respective gross unrealized appreciation and depreciation at April 30, 2015 are as follows:

		Gross Unrealized		Net Unrealized Appreciation/ (Depreciation)
	Identified Cost	Appreciation	(Depreciation)
Harbor International Fund*	$41,007,087	$14,351,923	$(1,240,649)	$13,111,274
Harbor International Growth Fund*	244,580	25,939	(12,813)	13,126
Harbor Global Growth Fund	41,538	5,604	(387)	5,217
Harbor Emerging Markets Equity Fund*	44,939	3,658	(1,969)	1,689

*	Capital loss carryforwards are available that may reduce taxable income from future net realized gain on investments.

NOTE 6—DERIVATIVES

The Funds’ derivative holdings do not qualify for hedge accounting treatment and as such are recorded at current fair value. For a detailed discussion of risks related to these investments please refer to the descriptions of each type of derivative instrument in Note 2—Significant Accounting Policies.

Each Fund’s derivative instruments outstanding as of the six-month period ended April 30, 2015, as disclosed in the Portfolios of Investments, and the related amounts of realized and changes in unrealized gains and losses on derivative instruments during the period as disclosed in the Statement of Operations, are indicators of the volume of derivative activity for these Funds. The derivatives held by each Fund are not subject to master netting arrangements.

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Harbor International & Global Funds

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 6—DERIVATIVES—Continued

Derivative Instruments

At April 30, 2015, the fair values of derivatives, by primary risk exposure, were reflected in the Statement of Assets and Liabilities as follows:

HARBOR INTERNATIONAL FUND

Statement of Assets and Liabilities Caption	Equity Contracts
Assets
Investments, at value (rights/warrants)	$30,116

Realized net gain/(loss) and the change in unrealized appreciation/(depreciation) on derivatives, by primary risk exposure, for the six-month period ended April 30, 2015, were:

HARBOR INTERNATIONAL FUND

Net Realized Gain/(Loss) on Derivatives	Equity Contracts
Investments (rights/warrants)	$—	[a]

Change in Unrealized Appreciation/(Depreciation) on Derivatives	Equity Contracts
Investments (rights/warrants)	$(8,625)

HARBOR EMERGING MARKETS EQUITY FUND

Net Realized Gain/(Loss) on Derivatives	Equity Contracts
Investments (rights/warrants)	$5

a	Rounds to less than $1,000.

NOTE 7—SUBSEQUENT EVENTS

Through the date the financial statements were issued, no subsequent events or transactions had occurred that would have materially impacted the financial statements or related disclosures as presented herein.

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Harbor International & Global Funds

FEES AND EXPENSE EXAMPLE (Unaudited)

Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including redemption fees (if any) and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period November 1, 2014 through April 30, 2015.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses for each share class. You may use the information in the respective class line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of the respective class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table for each share class below provides information about hypothetical account values and hypothetical expenses based on the respective Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the respective Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio*	Expenses Paid During Period**	Beginning Account Value (November 1, 2014)	Ending Account Value (April 30, 2015)
Harbor International Fund
Institutional Class	0.73%
Actual		$3.76	$1,000	$1,076.90
Hypothetical (5% return)		3.66	1,000	1,021.08
Administrative Class	0.98%
Actual		$5.04	$1,000	$1,075.50
Hypothetical (5% return)		4.91	1,000	1,019.81
Investor Class	1.10%
Actual		$5.65	$1,000	$1,074.80
Hypothetical (5% return)		5.51	1,000	1,019.20
Harbor International Growth Fund
Institutional Class	0.85%
Actual		$4.38	$1,000	$1,077.50
Hypothetical (5% return)		4.26	1,000	1,020.47
Administrative Class	1.10%
Actual		$5.66	$1,000	$1,075.90
Hypothetical (5% return)		5.51	1,000	1,019.20
Investor Class	1.22%
Actual		$6.28	$1,000	$1,075.30
Hypothetical (5% return)		6.11	1,000	1,018.59

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Harbor International & Global Funds

FEES AND EXPENSE EXAMPLE—Continued

	Annualized Expense Ratio*	Expenses Paid During Period**	Beginning Account Value (November 1, 2014)	Ending Account Value (April 30, 2015)
Harbor Global Growth Fund
Institutional Class	0.90%
Actual		$4.55	$1,000	$1,039.20
Hypothetical (5% return)		4.51	1,000	1,020.22
Administrative Class	1.15%
Actual		$5.81	$1,000	$1,038.30
Hypothetical (5% return)		5.76	1,000	1,018.95
Investor Class	1.27%
Actual		$6.42	$1,000	$1,037.10
Hypothetical (5% return)		6.36	1,000	1,018.34
Harbor Emerging Markets Equity Fund
Institutional Class	1.21%
Actual		$6.00	$1,000	$1,001.00
Hypothetical (5% return)		6.06	1,000	1,018.65
Administrative Class	1.47%
Actual		$7.29	$1,000	$999.30
Hypothetical (5% return)		7.35	1,000	1,017.32
Investor Class	1.59%
Actual		$7.88	$1,000	$999.60
Hypothetical (5% return)		7.95	1,000	1,016.71
*	Reflective of all fee waivers and expense reimbursements.

**	Expenses are equal to the Fund’s annualized net expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

53

Harbor International & Global Funds

ADDITIONAL INFORMATION (Unaudited)

PROXY VOTING

The Funds have adopted Proxy Voting Policies and Procedures under which the Funds vote proxies relating to securities held by the Funds. In addition, the Funds file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. A description of the Funds’ Proxy Voting Policies and Procedures and the Funds’ proxy voting record (Form N-PX) is available (i) without charge, upon request, by calling Harbor Funds toll-free at 800-422-1050; (ii) on the Funds’ website at harborfunds.com; and (iii) on the SEC’s website at www.sec.gov.

HOUSEHOLDING

Harbor Funds has adopted a policy that allows it to send only one copy of a Fund’s prospectus, proxy material, annual report and semi-annual report to certain shareholders residing at the same household. This reduces Fund expenses, which benefits you and other shareholders. If you need additional copies or do not want your mailings to be “householded,” please call the Shareholder Servicing Agent at 800-422-1050. Individual copies will be sent within thirty (30) days after the Shareholder Servicing Agent receives your instructions. Your consent to householding is considered valid until revoked.

QUARTERLY PORTFOLIO DISCLOSURES

Each Fund files a complete portfolio of investments with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q is available (i) without charge, upon request, by calling Harbor Funds toll-free at 800-422-1050, (ii) on the Funds’ website at harborfunds.com, and (iii) on the SEC’s web site at www.sec.gov. The form may also be viewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information regarding the operations of the Public Reference Room may also be obtained by calling 800-SEC-0330.

ADVISORY AGREEMENT APPROVALS

FACTORS CONSIDERED BY THE TRUSTEES IN APPROVING THE INVESTMENT ADVISORY AGREEMENTS AND SUBADVISORY AGREEMENTS OF THE INTERNATIONAL & GLOBAL FUNDS

The Investment Company Act of 1940, as amended, requires that the Investment Advisory and Subadvisory Agreement of each Fund be approved initially, and following an initial two-year term, at least annually, by the Harbor Funds Board of Trustees, including a majority of the Independent Trustees voting separately.

At an in-person meeting of the Board of Trustees held on February 8, 9, and 10, 2015 (the “Meeting”), the Board, including the Independent Trustees voting separately, considered and approved the continuation of each Investment Advisory Agreement with Harbor Capital Advisors, Inc., the adviser to each Fund (the “Adviser”), and each Subadvisory Agreement with each Fund’s subadviser (each, a “Subadviser”) with respect to Harbor International Fund, Harbor International Growth Fund, Harbor Global Growth Fund and Harbor Emerging Markets Equity Fund.

In evaluating each Investment Advisory Agreement and each Subadvisory Agreement, the Trustees reviewed materials furnished by the Adviser and each Subadviser, including information about their respective affiliates, personnel, and operations and also relied upon their knowledge of the Adviser and Subadvisers resulting from their quarterly meetings, periodic telephonic meetings and other prior communications. At the Meeting, which had been called for the purpose of considering the continuation of the relevant Investment Advisory Agreements and Subadvisory Agreements, and at prior meetings, the Trustees, including the Independent Trustees, requested and received materials and presentations relating to Fund performance and the services rendered by the Adviser and each Subadviser. The Trustees also discussed with representatives of the Adviser, at the Meeting and at prior meetings, Harbor Funds’ operations and the Adviser’s ability, consistent with the “manager of managers” structure of Harbor Funds, to (i) identify and recommend to the Trustees a subadviser for each Fund, (ii) monitor and oversee the performance and investment capabilities of each Subadviser, and (iii) recommend the replacement of a subadviser where appropriate.

At the Meeting, the Trustees, including all of the Independent Trustees voting separately, determined that the terms of each Investment Advisory Agreement and each Subadvisory Agreement with respect to Harbor International Fund, Harbor International Growth Fund, Harbor Global Growth Fund and Harbor Emerging Markets Equity Fund were fair and reasonable and approved the continuation for a one-year period of each such Investment Advisory Agreement and Subadvisory Agreement as being in the best interests of the respective Fund and its shareholders.

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Harbor International & Global Funds

ADDITIONAL INFORMATION—Continued

In their deliberations, the Independent Trustees had the opportunity to meet privately without representatives of the Adviser or any Subadviser present and were represented throughout the process by legal counsel to the Independent Trustees and the Funds.

In considering the approval of each Fund’s Investment Advisory Agreement and Subadvisory Agreement, the Board of Trustees, including the Independent Trustees, evaluated a number of factors it considered relevant to its determination. The Board did not identify any single factor as all-important or controlling, and individual Trustees did not necessarily attribute the same weight or importance to each factor.

Among the factors considered by the Trustees in approving the Investment Advisory Agreements were the following:

•	the nature, extent, and quality of the services provided by the Adviser, including the background, education, expertise and experience of the investment professionals of the Adviser;

•	the favorable history, reputation, qualifications and background of the Adviser, as well as the qualifications of its personnel;

•

the profitability of the Adviser with respect to each Fund, including the effect of revenues of Harbor Services Group, Inc. (“Harbor Services Group”), the Funds’ transfer agent, and Harbor Funds Distributors, Inc. (“Harbor Funds Distributors”), the Funds’ principal underwriter, on such profitability;

•

the fees charged by the Adviser for investment advisory services, including, in each case, the portion of the fee to be retained by the Adviser, after payment of the Subadviser’s fee, for the subadviser oversight, administration and “manager of managers” services the Adviser provides;

•	the extent to which economies of scale might be realized as each Fund grows, and the extent to which each Fund’s advisory fee level reflects any economies of scale for the benefit of Fund investors;

•	the fees and expense ratios of each Fund relative to the quality of services provided and the fees and expense ratios of similar investment companies;

•	the investment performance of each Fund in comparison to peer groups and certain relevant benchmark indices and the Adviser’s efforts to address circumstances of underperformance where applicable;

•

the compensation received by Harbor Services Group and Harbor Funds Distributors in consideration of the services each provides to the Funds, and any other “fall out” benefits that inure to the Adviser and its affiliates as a result of their relationship with the Funds;

•

information received at regular meetings throughout the year related to Fund performance and services rendered by the Adviser, as well as each of the Subadvisers, and research arrangements with brokers who execute transactions on behalf of each Subadviser;

•

information contained in materials provided by the Adviser and compiled by Lipper, Inc. (“Lipper”) as to the investment returns, advisory fees and total expense ratios of the Institutional Class of each Fund (and, in certain cases, total expense ratios of certain other classes) relative to those of other investment companies with similar objectives and strategies managed by other investment advisers, consisting both of a peer group of funds as well as a broader universe of funds compiled by Lipper; and

•

information contained in materials compiled by Morningstar, Inc. (“Morningstar”) as to the investment returns of the Institutional Class of each Fund relative to those of other investment companies with similar objectives and strategies managed by other investment advisers.

Among the factors considered by the Trustees in approving the Subadvisory Agreements were the following:

•

the nature, extent, and quality of the services provided by each Subadviser, including the background, education, expertise and experience of the investment professionals of each Subadviser providing services to the Funds;

•	the favorable history, reputation, qualifications and background of each Subadviser, as well as the qualifications of their respective personnel;

•	the fees charged by each Subadviser for subadvisory services, which fees are paid by the Adviser, not by the Funds;

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Harbor International & Global Funds

ADDITIONAL INFORMATION—Continued

•

information contained in materials provided by the Adviser and compiled by Lipper as to the investment returns of the Institutional Class of each Fund relative to those of other investment companies with similar objectives and strategies managed by other investment advisers, consisting both of a peer group of funds as well as a broader universe of funds compiled by Lipper; and

•

information contained in materials compiled by Morningstar as to the investment returns of the Institutional Class of each Fund relative to those of other investment companies with similar objectives and strategies managed by other investment advisers.

Nature, Scope and Extent of Services

The Trustees separately considered the nature, scope and extent of the services provided by the Adviser and each Subadviser. In their deliberations as to the approval of each Fund’s Investment Advisory Agreement and Subadvisory Agreement, the Trustees were mindful of the fact that, by choosing to invest in a Fund, the shareholders had entrusted the Adviser with the responsibility, subject to the approval of the Trustees, for selecting such Fund’s Subadviser, overseeing and monitoring that Subadviser’s performance and replacing the Subadviser if necessary. The Trustees also considered as relevant to their determination the favorable history, reputation, qualifications and background of the Adviser and each Subadviser, as well as the qualifications of their respective personnel.

The Adviser’s Services. The Board evaluated the nature, scope and extent of the Adviser’s services in light of the Board’s experience with the Adviser, as well as materials provided by the Adviser as part of its comprehensive written response to the 15(c) request letter prepared by legal counsel to the Independent Trustees in consultation with the Independent Trustees concerning the financial and other resources devoted by the Adviser to Harbor Funds, including the breadth and depth of experience and expertise of the investment, administrative, legal and compliance professionals dedicated to Harbor Funds’ operations. The Trustees noted that the Adviser had a favorable long-term record of identifying mutual fund products that proved to be attractive to investors, and selecting subadvisers to manage such funds. The Trustees determined that the Adviser had the expertise and resources to identify, select, oversee and monitor each Subadviser and to operate effectively as the “manager of managers” for the Funds.

The Subadvisers’ Services. The Trustees’ consideration of the services provided by the Subadvisers included a review of each Subadviser’s portfolio managers, investment philosophy, style and processes and record of consistency therewith, the volatility of its results, its approach to controlling risk, and the quality and extent of its investment capabilities and resources, including the nature and extent of research it receives from broker-dealers (to the extent applicable) and other sources. In their deliberations with respect to each Fund, the Trustees considered the history of Harbor Funds’ relationship with each Subadviser and Harbor Funds’ experience with each Subadviser in this capacity.

The Trustees also considered each Subadviser’s breadth and depth of experience and investment results in managing other accounts similar to the respective Fund. The Trustees had received presentations by investment professionals from the Subadvisers for Harbor International Fund, Harbor International Growth Fund, Harbor Global Growth Fund and Harbor Emerging Markets Equity Fund at meetings of the Board of Trustees held in 2014. The Trustees reviewed information concerning each Subadviser’s historical investment results in managing accounts and/or funds, as applicable, in a manner substantially similar to the relevant Fund.

Investment Performance, Advisory Fees and Expense Ratios

In considering each Fund’s performance, advisory fees and expense ratio, the Trustees requested and received from the Adviser data compiled by Lipper and Morningstar. The Trustees also received information explaining the methodology for compilation of certain of this information and what it was intended to demonstrate. The Trustees analyzed the Institutional Class performance of each Fund, the advisory fees of each Fund, and the Institutional Class expenses of each Fund (after giving effect to waivers and/or reimbursements, if applicable, that reduced the fees or expenses of the Fund or its peer funds) and made certain observations and findings as to each Fund as noted below. The Trustees also identified and reviewed certain Administrative Class and Investor Class comparative fee and expense information they considered relevant to their deliberations.

Harbor International Fund. In consideration of the Investment Advisory Agreement and Subadvisory Agreement for the Harbor International Fund (inception date of December 29, 1987), the Trustees noted the Fund’s Institutional Class underperformance relative to its Lipper universe medians for the one-, two-, three- and four-year periods ended

56

Harbor International & Global Funds

ADDITIONAL INFORMATION—Continued

December 31, 2014 and its outperformance relative to its Lipper universe median for the five-year period ended December 31, 2014. The Fund also underperformed its Lipper group medians for the one-, two-, three-, four- and five-year periods ended December 31, 2014. The Morningstar data presented showed that the Fund’s one-, three- and five-year rolling returns as of December 31, 2014 ranked in the fourth, third and second quartiles, respectively. The Trustees also considered the longer-term record showing the Fund had outperformed its benchmark, the MSCI EAFE® (ND) Index, for the five- and ten-year periods ended December 31, 2014. The Fund underperformed its benchmark for the one- and three-year periods ended December 31, 2014.

The Trustees considered the expertise of Northern Cross, LLC (“Northern Cross”) in managing assets, noting that it manages assets only in the international asset class. The Fund represents $48.66 billion of Northern Cross’s total firm assets under management of $51.96 billion. The Trustees noted that the three principals of Northern Cross who serve as co-portfolio managers of the Fund, also have considerable experience with foreign markets and had each worked with Mr. Hakan Castegren, the Fund’s former portfolio manager, for a number of years.

They observed that the Lipper comparison of contractual management fees for the Fund’s expense group, assuming an asset level of $49.150 billion, showed the Fund’s management fee was below the group median for the Institutional Class. The actual total expense ratio for the Institutional Class was below the group and universe median expense ratios. The Trustees observed that the advisory fee schedule included a contractual breakpoint reducing the fee rate from 75 basis points to 65 basis points on assets over $12 billion. The Trustees also noted the voluntary breakpoints, reducing the fee rate to 63 basis points on assets between $24 billion and $36 billion and to 58 basis points on assets above $36 billion. The Trustees further observed that the Adviser was proposing an additional voluntary breakpoint that would reduce the fee rate to 57 basis points on assets above $48 billion. The Trustees also considered the fact that Harbor Capital proposed to continue this fee arrangement (including the additional voluntary breakpoint) until at least February 29, 2016. The Trustees noted that Harbor Capital’s profitability in operating the Fund was not excessive.

Harbor International Growth Fund. In consideration of the Investment Advisory Agreement for the Harbor International Growth Fund (inception date of November 1, 1993), the Trustees noted the Fund’s Institutional Class performance was below its Lipper group and universe medians for the two-, three-, four- and five-year periods ended December 31, 2014. The Fund outperformed its Lipper group and universe medians for the one-year period ended December 31, 2014. The Trustees noted that, according to Morningstar, the Fund’s one-, three- and five-year rolling returns as of December 31, 2014 ranked in the third, fourth and fourth quartiles, respectively. The Trustees noted that the Fund had underperformed its benchmark, the MSCI ACWI ex. U.S. (ND) Index, for the one-, three-, five- and ten-year periods ended December 31, 2014. The Trustees noted that the Fund had recently changed subadvisers, engaging Baillie Gifford to manage the Fund beginning in May of 2013.

The Trustees considered the expertise of Baillie Gifford Overseas Limited (“Baillie Gifford”) in managing assets generally and in the ACWI ex-US Focus strategy specifically, noting that Baillie Gifford managed approximately $3.6 billion in assets in this strategy, out of a firm-wide total of approximately $178.6 billion in assets under management. The Trustees also noted the experience of the Fund’s portfolio managers in this asset class.

The Trustees noted that the Lipper comparison of contractual management fees for the Fund’s expense group, assuming an asset level of $225 million, showed the Fund’s management fee was below the group median for the Institutional Class. The actual total expense ratio for the Fund’s Institutional Class was below the group and universe median expense ratios. The Trustees also considered that Harbor Capital proposed to continue the Fund’s existing contractual fee waiver/expense reimbursement arrangement until at least February 29, 2016. The Trustees noted that the Adviser’s profitability in managing the Fund was not excessive.

Harbor Global Growth Fund. In consideration of the Investment Advisory Agreement and Subadvisory Agreement for the Harbor Global Growth Fund (inception date of March 1, 2009), the Trustees noted the Fund’s Institutional Class performance was above each of its Lipper group and universe medians for the one-, two-, three-, four- and five-year periods ended December 31, 2014. The Morningstar data presented showed that the Fund’s one-, three- and five-year rolling returns ranked in the third, first and first quartiles, respectively, for the periods ended December 31, 2014. The Trustees noted that the Fund had outperformed its benchmark, the MSCI All Country World (ND) Index, for the three- and five-year periods ended December 31, 2014 and underperformed its benchmark for the one-year period ended December 31, 2014.

The Trustees considered the expertise of Marsico Capital Management, LLC (“Marsico”) in managing assets generally and in the global growth asset class specifically, noting that Marsico managed approximately $279.3 million in assets in this

57

Harbor International & Global Funds

ADDITIONAL INFORMATION—Continued

asset class, out of a firm-wide total of approximately $14.9 billion in assets under management. The Trustees also noted the significant experience of the Fund’s portfolio manager in this asset class.

The Trustees noted that the Lipper comparison of contractual management fees for the Fund’s expense group, assuming an asset level of $50 million, showed the Fund’s management fee was below the group median for the Institutional Class. The actual total expense ratio for the Fund’s Institutional Class was below the group and universe median expense ratios. The Trustees also considered that Harbor Capital proposed to continue the Fund’s existing contractual fee waiver/expense reimbursement arrangement until at least February 29, 2016. They noted that the Adviser’s profitability in managing the Fund was not excessive.

Harbor Emerging Markets Equity Fund. In consideration of the Investment Advisory Agreement and Subadvisory Agreement for the Harbor Emerging Markets Equity Fund (inception date of November 1, 2013), the Trustees noted the Fund’s Institutional Class performance trailed its Lipper group and universe medians for the one-year and since inception periods ended December 31, 2014. The Morningstar data presented ranked the Fund’s one-year rolling return as of December 31, 2014 in the fourth quartile. The Trustees also considered the fact that Harbor Emerging Markets Equity Fund had underperformed its benchmark, the MSCI Emerging Markets Index, for the one-year period ended December 31, 2014. The Trustees noted that the short time period since the Fund’s inception did not support making any significant conclusions about the Fund’s performance.

The Trustees considered the expertise of the Fund’s subadviser, Oaktree, in managing assets generally and in the emerging markets equity asset class specifically, noting that Oaktree managed approximately $3.58 billion in assets in this asset class, out of a firm-wide total of approximately $93.22 billion in assets under management. The Trustees also discussed the experience of the Fund’s portfolio managers in this asset class, including their experience prior to joining Oaktree.

The Trustees observed that the Lipper comparison of contractual management fees for the Fund’s expense group, assuming an asset level of $50 million, showed the Fund’s contractual management fee was below the group median for the Institutional Class. The Trustees also noted that the Fund’s actual total expense ratio for the Institutional Class was below the Lipper group and universe median expense ratios. The Trustees also considered that Harbor Capital proposed to continue the Fund’s existing contractual fee waiver/expense reimbursement arrangement until at least February 29, 2016. The Trustees also noted that the Adviser was proposing that the Fund’s total expense ratio be capped at 1.15% for the Institutional Class, which would be a reduction of 0.10% from the prior year. The Trustees noted that Harbor Capital’s profitability in operating the Fund was negative.

*  *  *

The Trustees also separately considered the allocation between the Adviser and each Subadviser of the relevant Fund’s investment advisory fee (i.e., the amount of the advisory fee retained by the Adviser relative to that paid to the relevant Subadviser as a subadvisory fee). They determined in each case that the allocation was reasonable and the product of arm’s length negotiation between the Adviser and Subadviser.

Profitability

The Trustees also considered the Adviser’s profitability in managing each of the Funds (as well as on a fund complex-wide basis) as presented by the Adviser, and the allocation methodology used by the Adviser to compute such profitability. The Trustees acknowledged that a reasonable level of profitability was important to provide suitable incentives for the Adviser to continue to attract and maintain high-quality personnel and to invest in infrastructure and other resources to support and enhance the Funds’ operations. In considering the Adviser’s profitability generally, the Trustees also reviewed the compensation received by Harbor Services Group and Harbor Funds Distributors in consideration of the transfer agency and distribution services, respectively, that are provided to Harbor Funds, and any other benefits enjoyed by the Adviser and its affiliates as a result of their relationship with Harbor Funds. The Trustees noted that the Adviser was, in certain cases, waiving a portion of its advisory fee and/or reimbursing a portion of Fund expenses. The Trustees determined that the Adviser’s profitability in managing each Fund was not excessive.

Economies of Scale

The Trustees also considered the extent to which economies of scale might be realized as each Fund grows, and the extent to which each Fund’s advisory fee level reflects these economies of scale for the benefit of Fund investors. The Trustees

58

Harbor International & Global Funds

ADDITIONAL INFORMATION—Continued

specifically considered whether any advisory fee reduction “breakpoints” should be added to the advisory fee payable by any Fund. As noted above, the Trustees concluded that the Adviser’s profitability in each case was not excessive. They concluded that the Funds’ fee structures reflected economies of scale to date and that breakpoints in these fee structures were not required at the present time. The Trustees noted they intend to monitor each Fund’s asset growth in connection with future reviews of each Fund’s Investment Advisory Agreement to determine whether breakpoints may be appropriate at such time.

59

Harbor International & Global Funds

ADDITIONAL INFORMATION—Continued

TRUSTEES AND OFFICERS

(As of June 2015)

The business and affairs of the Trust shall be managed by or under the direction of the Trustees, and they shall have all powers necessary or desirable to carry out that responsibility. The Trustees shall have full power and authority to take or refrain from taking any action and to execute any contracts and instruments that they may consider necessary or desirable in the management of the Trust. Any determination made by the Trustees in good faith as to what is in the interests of the Trust shall be conclusive. Information pertaining to the Trustees and Officers of Harbor Funds is set forth below. The address of each Trustee and Officer is: [Name of Trustee or Officer] c/o Harbor Funds, 111 South Wacker Drive, 34th Floor, Chicago, IL 60606-4302.

The Harbor Funds’ Statement of Additional Information includes additional information about the Trust’s Trustees and is available without charge by calling 800-422-1050 or at the Trust’s website at harborfunds.com.

Name (Age) Position(s) with Fund Address	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships of Public Companies and Other Registered Investment Companies Held by Trustee During Past Five Years
INDEPENDENT TRUSTEES
Scott M. Amero (51) Trustee	Since 2014	Trustee, Rare (conservation non-profit) (2011–Present); Trustee, Berkshire School (2014–Present); BlackRock, Inc., (publicly traded investment management firm) Vice Chairman and Global Chief Investment Officer, Fixed Income (2010), Vice Chairman and Global Chief Investment Officer, Fixed Income, and Co-Head, Fixed Income Portfolio Management (2007-2010).	28	Director, Anthracite Capital, Inc. (2005-2010).

Raymond J. Ball (70) Trustee	Since 2006	Sidney Davidson Distinguished Service Professor of Accounting, University of Chicago Booth School of Business (2000-Present); Academic Affiliate, Analysis Group (litigation consulting firm) (2000-Present); Financial Reporting Faculty Advisory Group of the Institute of Chartered Accountants in England and Wales (2008-Present); and Advisory Board of the Center for Accounting Research & Education at University of Notre Dame (2006-Present).	28	None

Donna J. Dean (63) Trustee	Since 2010	Chief Investment Officer of the Rockefeller Foundation (a private foundation) (1995-Present); and Trustee of Queens University of Charlotte, North Carolina (2000-2014).	28	None

Randall A. Hack (68) Trustee	Since 2010	Founder and Senior Managing Director of Capstone Capital LLC (a private investment firm) (2003-Present); Director of Tower Development Corporation (cell tower developer) (2009-Present); and Advisory Director of Berkshire Partners (a private equity firm) (2002-2013).	28	Director of FiberTower Corporation (2002-2011).

Robert Kasdin (57) Trustee	Since 2014	Senior Vice President and Chief Operating Officer, Johns Hopkins Medicine (2015-Present); Senior Executive Vice President, Columbia University (2002-2015); Trustee, National September 11 Memorial & Museum at the World Trade Center (2005-Present); Trustee, The Metropolitan Museum of Art (2014-Present); Trustee (2004-2014) and President of the Board of Trustees (2006-2011), The Dalton School; Trustee, ARTstor Digital Library (a nonprofit digital images resource) (2013-Present); Director, Apollo Commercial Real Estate Finance, Inc. (2014-Present); and Director, Noranda Aluminum Holdings Corp. (2007–2014).	28	Director of Noranda Aluminum Holdings Corp. (2007-2014); and Director of Apollo Commercial Real Estate Finance, Inc. (2014-Present).

Rodger F. Smith (74) Trustee	Since 1987	Managing Director, Greenwich Associates (a research based consulting firm) (1976-Present); and Chair of Trust Advisory Committee of Tau Beta Pi Association (engineering honor society) (1985-Present).	28	None

Ann M. Spruill (61) Trustee	Since 2014	Partner (1993-2008), Member of Executive Committee (1996-2008), Member Board of Directors (2000-2008), Grantham, Mayo, Van Otterloo & Co. LLC (private investment management firm) (with the firm since 1990); Member Investment Committee and Chair of Global Equities, Museum of Fine Arts, Boston (2000-Present); and Trustee, Financial Accounting Foundation (2014-Present).	28	None
INTERESTED TRUSTEE

David G. Van Hooser (68)* Chairman, Trustee and President	Since 2000	President (2002-Present), Director and Chairman of the Board (2000-Present), Harbor Capital Advisors, Inc.; Chief Executive Officer (2007-Present), Chief Financial Officer (2012-Present), Treasurer (2007-2012) and Director (2000-Present), Harbor Funds Distributors, Inc.; and Director (2000-Present), Harbor Services Group, Inc.	28	None

60

Harbor International & Global Funds

ADDITIONAL INFORMATION—Continued

Name (Age) Position(s) with Fund Address	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past Five Years
FUND OFFICERS NOT LISTED ABOVE**
Charles F. McCain (45) Chief Compliance Officer	Since 2004	Executive Vice President and General Counsel (2004-Present) and Chief Compliance Officer (2004-2014), Harbor Capital Advisors, Inc.; Director (2007-Present) and Chief Compliance Officer (2004-Present), Harbor Services Group, Inc.; and Director, Executive Vice President and Chief Compliance Officer (2007-Present), Harbor Funds Distributors, Inc.

Anmarie S. Kolinski (43) Treasurer	Since 2007	Executive Vice President and Chief Financial Officer (2007-Present), Harbor Capital Advisors, Inc.; Chief Financial Officer (2007-Present), Harbor Services Group, Inc.; and Treasurer (2012-Present), Harbor Funds Distributors, Inc.

Erik D. Ojala (40) Vice President and Secretary; AML Compliance Officer	Since 2007; Since 2010	Senior Vice President and Associate General Counsel (2007-Present) and Secretary (2010-Present), Harbor Capital Advisors, Inc.; and Assistant Secretary (2014-Present), Harbor Services Group, Inc.

Brian L. Collins (46) Vice President	Since 2005	Executive Vice President and Chief Investment Officer (2004-Present), Harbor Capital Advisors, Inc.

Charles P. Ragusa (56) Vice President	Since 2007	Executive Vice President (2007-Present), Harbor Capital Advisors, Inc.; President (2007-Present), Harbor Services Group, Inc.; and Executive Vice President and AML Compliance Officer (2007-Present), Harbor Funds Distributors, Inc.

Jodie L. Crotteau (43) Assistant Secretary	Since 2014	Senior Vice President and Chief Compliance Officer, Harbor Capital Advisors, Inc. (2014-Present); Vice President and Chief Compliance Officer, Grosvenor Registered Funds (2011-2014); Vice President, Grosvenor Capital Management, L.P. (2010-2014); Assistant Secretary (2005-2010) and AML Compliance Officer (2007-2010), Harbor Funds; Vice President, Secretary and Compliance Director (2007-2010), Harbor Capital Advisors, Inc.; Assistant Secretary (2005-2010), Harbor Services Group, Inc.; and Assistant Secretary (2007-2010), Harbor Funds Distributors, Inc.

Susan A. DeRoche (62) Assistant Secretary	Since 2006	Senior Vice President and Compliance Director (2007-Present) and Assistant Secretary (2006-Present), Harbor Capital Advisors, Inc.; Senior Vice President (2011-Present) and Secretary (2007-Present), Harbor Funds Distributors, Inc.; and Secretary (2014-Present) and Assistant Secretary (2012-2013), Harbor Services Group, Inc.

John M. Paral (46) Assistant Treasurer	Since 2013	Vice President (2012-Present) and Financial Reporting Manager (2007-2012), Harbor Capital Advisors, Inc.

1	Each Trustee serves for an indefinite term, until his successor is elected. Each Officer is elected annually.
*	Mr. Van Hooser is deemed an “Interested Trustee” due to his affiliation with the Adviser and Distributor of Harbor Funds.
**	Officers of the Funds are “interested persons” as defined in the Investment Company Act.

61

THIS PRIVACY STATEMENT IS NOT PART OF THIS REPORT

Harbor’s Privacy Statement

The following privacy statement is issued by Harbor Funds and each series of Harbor Funds and its affiliates, Harbor Capital Advisors, Inc., Harbor Services Group, Inc. and Harbor Funds Distributors, Inc. These measures reflect our commitment to maintaining the privacy of your confidential information. We appreciate the confidence you have shown by entrusting us with your assets.

Personal Information	It is our policy to respect the privacy of current and former shareholders and to protect personal information entrusted to us. We do not sell your personal information to anyone.

In the course of providing products and services, we collect non-public personal information about you from the following sources: applications, forms, our website (including any information captured through our use of “cookies”), through mobile applications, by telephone and in correspondence and transactions with us, our affiliates or other parties.

The non-public personal information collected may include name, address, e-mail address, telephone/fax numbers, account number, social security or taxpayer identification number, investment activity, and bank account information.

When you visit us through our website or a mobile application, we may collect technical and navigational information, such as computer browser type, Internet protocol address, pages visited and average time spent on our website. We may use this information to alert you to software compatibility issues, or to improve our web design and functionality. We use “cookies” and similar files that may be placed on your hard drive for security purposes, to facilitate site navigation and to personalize the appearance of our site.

Information Sharing	We occasionally disclose non-public personal information about our current or former shareholders with affiliated and non-affiliated parties, as permitted or required by law or regulation. In the normal course of servicing our shareholders, information we collect may be shared with non-affiliated companies that perform support services on our behalf or to other firms that assist us in providing you with products and services, such as custodians, transfer agents, broker-dealers and marketing service firms, as well as with other financial institutions. These companies may not use the information for any other purpose and we require them to keep the information they handle confidential. We may also share information with affiliates that are engaged in a variety of financial services in order to better service your account(s).

When information is shared with third parties, they are not permitted to use the information for any purpose other than to assist our servicing of your account(s) or as permitted by law.

If you close your account(s) or if we lose contact with you, we will continue to share information in accordance with our current privacy policy and practices.

Access to Information	Access to non-public personal information is limited to employees, agents or other parties who need to know that information to perform their jobs, such as servicing your account(s), resolving problems or informing you of new products or services.

Security	We maintain physical, electronic and procedural safeguards that comply with industry standards to protect your non-public personal information.

For shareholders accessing information through our website or a mobile application, various forms of Internet security, such as data encryption firewall barriers, user names and passwords, and other tools are used. For additional information regarding our security measures, visit the terms and conditions of use on our website at harborfunds.com. If you have any questions or concerns about how we maintain the privacy of your non-public personal information, please contact us at 800-422-1050 Monday through Friday, between the hours of 8:00 a.m. and 6:00 p.m. Eastern time.

We recommend that you read and retain this notice for your personal files

Eff. November 2013

62

Glossary

12b-1 Fee—A mutual fund fee, named for the SEC rule that permits it, used to pay for broker-dealer compensation and other distribution costs. If a fund has a 12b-1 fee, it will be disclosed in the fee table of a fund’s prospectus.

ADR—ADR after the name of a foreign holding stands for American Depositary Receipts representing ownership of foreign securities. ADRs are issued by U.S. banking institutions.

Average Market Capitalization—The average market capitalization of a fund’s equity portfolio gives you a measure of the size of the companies in which the fund invests. Market capitalization is calculated by multiplying the number of a company’s shares outstanding by its price per share.

Average Weighted Coupon—A calculation from a fund’s portfolio by weighting the coupon of each bond by its relative size in the portfolio.

Barclays U.S. Aggregate Bond Index—The Barclays U.S. Aggregate Bond Index is an unmanaged index of investment-grade fixed-rate debt issues with maturities of at least one year. This unmanaged index does not reflect fees and expenses and is not available for direct investment.

Barclays U.S. TIPS Index—The Barclays U.S. TIPS Index is an unmanaged market index comprised of all U.S. Treasury Inflation Protected Securities rated investment grade (Baa3 or better), have at least one year to final maturity, and at least $250 million par amount outstanding. This unmanaged index does not reflect fees and expenses and is not available for direct investment.

Beta—A measure of market-related risk. The beta of every index is 1.00, no matter how volatile the index is. A beta less than one means the portfolio is less volatile than the index. A beta higher than one indicates more volatility than the index.

Bloomberg Commodity Index Total ReturnSM—The Bloomberg Commodity Index Total ReturnSM is a broadly diversified index that tracks the commodities markets through commodity futures contracts. This unmanaged index does not reflect fees and expenses and is not available for direct investment.

BofA Merrill Lynch All U.S. Convertibles Ex Mandatory Index—The BofA Merrill Lynch All U.S. Convertibles Ex Mandatory Index is broadly representative of the U.S. convertible securities market, consisting of publicly traded issues, denominated in U.S. dollars, of all credit qualities, and excluding mandatory (equity-linked) convertibles. This unmanaged index does not reflect fees and expenses and is not available for direct investment.

BofA Merrill Lynch U.S. Dollar 3-Month LIBOR Constant Maturity Index—The BofA Merrill Lynch U.S. Dollar 3-Month LIBOR Constant Maturity Index tracks the performance of a synthetic asset paying Libor to a stated maturity. The index is based on the assumed purchase at par of a synthetic instrument having exactly its stated maturity and with a coupon equal to that day’s fixing rate. That issue is assumed to be sold the following business day (priced at a yield equal to the current day fixing rate) and rolled into a new instrument. This unmanaged index does not reflect fees and expenses and is not available for direct investment.

BofA Merrill Lynch 3-Month U.S. Treasury Bill Index—The BofA Merrill Lynch 3-Month U.S. Treasury Bill Index is comprised of a single U.S. Treasury Bill issue purchased at the beginning of each month and held for a full month, at which time that issue is sold and rolled into a newly selected issue. The issue selected each month is that having a maturity date closest to, but not beyond 90 days from the rebalance date.

BofA Merrill Lynch U.S. High Yield Index—The BofA Merrill Lynch U.S. High Yield Index is an unmanaged index that tracks the performance of below investment grade U.S. dollar-denominated corporate bonds publicly issued in the U.S. domestic market. All bonds are U.S. dollar denominated and rated Split BBB and below. This unmanaged index does not reflect fees and expenses and is not available for direct investment.

BofA Merrill Lynch U.S. Non-Distressed High Yield Index—The BofA Merrill Lynch U.S. Non-Distressed High Yield Index is a subset of the BofA Merrill Lynch U.S. High Yield Index including all securities with an option-adjusted spread less than 1,000 basis points. The unmanaged index does not reflect fees and expenses and is not available for direct investment.

Bottom-Up Equity Management Style—A management style that de-emphasizes the significance of economic and market cycles, focusing instead on the analysis of individual stocks.

Capital Gains Distribution—Profits distributed to shareholders resulting from the sale of securities held in the fund’s portfolio.

Credit Risk—The possibility that a bond issuer may not be able to pay interest and repay its debt.

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Glossary—Continued

CUSIP Number—Identification number assigned to every stock, corporate bond and municipal bond by the Committee on Uniform Securities Identification Procedures (CUSIP), which is established by the American Bankers Association.

Diversification—The practice of investing broadly across securities of a number of issuers to reduce risk.

Duration—A common gauge of the price sensitivity of a fixed income asset or portfolio to a change in interest rates.

Emerging Markets—Emerging markets are countries with relatively young stock and bond markets. Examples include Brazil and Thailand. Typically, emerging-markets investments have the potential for losses and gains larger than those of developed-market investments.

Expense Ratio—The Fund’s total annual operating expenses (including management fees, distribution (12b-1) fees and other expenses) expressed as a percentage of average net assets.

Family of Funds—A group of mutual funds, each typically with its own investment objective, managed and distributed by the same company.

GDR—GDR after the name of a holding stands for Global Depositary Receipt representing ownership of foreign securities. GDRs are issued by either U.S. or non-U.S. banking organizations.

Inception Date—The date on which the Fund commenced operations.

Investment Objective—The goal that an investor and mutual fund pursue together (e.g., current income, long-term capital growth, etc.)

Median Market Cap—An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

MSCI All Country World Index—The MSCI All Country World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. This unmanaged index does not reflect fees and expenses and is not available for direct investment.

MSCI All Country World Ex. U.S. (ND) Index—The MSCI All Country World Ex. U.S. is a free float-adjusted market capitalization weighted index that is designed to measure equity market performance in the global developed and emerging markets, excluding the United States. This unmanaged index does not reflect fees and expenses and is not available for direct investment.

MSCI EAFE (ND) Index—The MSCI EAFE (ND) Index is an unmanaged index generally representative of major overseas stock markets. This unmanaged index does not reflect fees and expenses and is not available for direct investment.

MSCI Emerging Markets (ND) Index—The MSCI Emerging Markets (ND) Index is a market capitalization weighted index of equity securities in more than 20 emerging market economies. This unmanaged index does not reflect fees and expenses and is not available for direct investment.

MSCI World (ND) Index—The MSCI World (ND) Index is a free float-adjusted market capitalization index that is designed to measure global developed market equity performance. This unmanaged index does not reflect fees and expenses and is not available for direct investment.

Net Asset Value (NAV)—The per share value of a mutual fund, determined by subtracting the fund’s liabilities from its assets and dividing by the number of shares outstanding. Mutual funds calculate their NAVs at least once each business day.

No-Load Fund—A mutual fund whose shares are sold without a sales commission and without a 12b-1 fee of more than 0.25% per year. Harbor funds are no-load.

Open-End Investment Company—The legal name for a mutual fund, indicating that it stands ready to redeem (buy back) its shares from investors on any business day. Harbor Funds is an open-end investment company.

Operating Expenses—Business costs paid from a fund’s assets before earnings are distributed to shareholders. These include management fees and 12b-1 fees and other expenses.

Portfolio Manager—A specialist employed by a mutual fund’s adviser or subadviser to invest the fund’s assets in accordance with predetermined investment objectives.

64

Glossary—Continued

Portfolio Turnover—A measure of the trading activity in a fund’s investment portfolio (how often securities are bought and sold by a fund). Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors).

Price to Book Ratio (P/B)—A ratio used to compare a stock’s market value to its book value. It is calculated by dividing the current closing price of the stock by the latest quarter’s book value. For a fund, the weighted average price/book ratio of the stocks it holds.

Price to Earnings Ratio (P/E)—The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the market expectations are for a company’s future growth.

Prospectus—The official document that describes a mutual fund to prospective investors. The prospectus contains information required by the SEC, such as investment objectives and policies, risks, services and fees.

Record Date—The date on which a shareholder must officially own shares in order to be entitled to a dividend.

Redemption Fee—Fee charged to shareholders by a mutual fund when they sell shares within a specified period after purchase. The time limit and size of fee vary among funds. The fee is paid to the fund, not the fund’s investment adviser. Its purpose is to protect long-term investors from the impact of short-term traders.

REITs (Real Estate Investment Trust)—REITs invest in real estate or loans secured by real estate and issue shares in such investments. A REIT is similar to a closed-end mutual fund.

Repurchase Agreement (Repo)—A form of short-term borrowing for dealers in government securities. The dealer sells the government securities to investors, usually on an overnight basis, and buys them back the following day. For the party selling the security (and agreeing to repurchase it in the future), it is a repo. For the party on the other end of the transaction (buying the security and agreeing to sell back in the future), it is a reverse repurchase agreement.

Risk/Reward (or Return)—The relationship between the degree of risk associated with an investment and its return potential. Typically, the higher the potential return of an investment, the greater the risk.

Russell 1000® Growth Index—The Russell 1000® Growth Index is an unmanaged index generally representative of the U.S. market for larger capitalization growth stocks. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell 1000® Growth Index and Russell® are trademarks of Russell Investments.

Russell 1000® Value Index—The Russell 1000® Value Index is an unmanaged index generally representative of the U.S. market for larger capitalization value stocks. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell 1000® Value Index and Russell® are trademarks of Russell Investments.

Russell 2000® Index—The Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000® Index is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2,000 of the smallest securities based on a combination of their market cap and current index membership. The Russell 2000® Index is constructed to provide a comprehensive and unbiased small-cap barometer and is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small-cap opportunity set. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell 3000® Index and Russell® are trademarks of Russell Investments.

Russell 2000® Growth Index—The Russell 2000® Growth Index is an unmanaged index representing the smallest 2,000 stocks with the highest price-to-book ratio and future earnings. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell 2000® Growth Index and Russell® are trademarks of Russell Investments.

Russell 2000® Value Index—The Russell 2000® Value Index is an unmanaged index representing the smallest 2,000 stocks with the lowest price-to-book ratio and future earnings. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell 2000® Value Index and Russell® are trademarks of Russell Investments.

Russell 3000® Index—The Russell 3000® Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market. The Russell 3000® Index is constructed to provide a comprehensive, unbiased and stable barometer of the broad market and is completely reconstituted annually to ensure new and growing equities are reflected. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell 3000® Index and Russell® are trademarks of Russell Investments.

65

Glossary—Continued

Russell 3000® Growth Index—The Russell 3000® Growth Index measures the performance of the broad growth segment of the U.S. equity universe. It includes those Russell 3000 companies with higher price-to-book ratios and higher forecasted growth values. The Russell 3000® Growth Index is constructed to provide a comprehensive, unbiased, and stable barometer of the broad growth market. The index is completely reconstituted annually to ensure new and growing equities are included and that the represented companies continue to reflect growth characteristics. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell 3000® Growth Index and Russell® are trademarks of Russell Investments.

Russell 3000® Value Index—The Russell 3000® Value Index measures the performance of the broad value segment of U.S. equity value universe. It includes those Russell 3000 companies with lower price-to-book ratios and lower forecasted growth values. The Russell 3000® Value Index is constructed to provide a comprehensive, unbiased, and stable barometer of the broad value market. The index is completely reconstituted annually to ensure new and growing equities are included and that the represented companies continue to reflect value characteristics. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell 3000® Value Index and Russell® are trademarks of Russell Investments.

Russell Midcap® Growth Index—The Russell Midcap® Growth Index is an unmanaged index generally representative of the U.S. market for medium capitalization growth stocks. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell Midcap® Growth Index and Russell® are trademarks of Russell Investments.

Russell Midcap® Value Index—The Russell Midcap® Value Index is an unmanaged index generally representative of the U.S. market for medium capitalization value stocks. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell Midcap® Value Index and Russell® are trademarks of Russell Investments.

S&P 500 Index—The S&P 500 Index is an unmanaged index generally representative of the U.S. stock market. This unmanaged index does not reflect fees and expenses and is not available for direct investment.

Statement of Additional Information (SAI)—The supplementary document to a prospectus that contains more detailed information about a mutual fund; also known as “Part B” of a fund’s registration statement.

TBAs—A term used to describe a forward mortgage-backed securities trade. Pass-through securities issued by Freddie Mac, Fannie Mae and Ginnie Mae trade in the TBA market. The term TBA is derived from the fact that the actual mortgage- backed security that will be delivered to fulfill a TBA trade is not designated at the time the trade is made. The securities are “to be announced” 48 hours prior to the established trade settlement date.

Treasury Inflation-Protected Securities (TIPS)—TIPS are securities in which the principal amount is adjusted for inflation and interest payments are applied to the inflation-adjusted principal.

Top-Down Equity Management Style—Investment style that begins with an assessment of the overall economic environment and makes a general asset allocation decision regarding various sectors of the financial markets and various industries.

Total Return—Return on an investment over a specified period, including price appreciation (or depreciation) plus any income, expressed as an average annual compound of return.

Weighted Average Duration—Duration is a time measure of a bond’s interest-rate sensitivity, based on the weighted average of the time periods over which a bond’s cash flows accrue to the bondholder. Time periods are weighted by multiplying by the present value of its cash flow divided by the bond’s price. (A bond’s cash flows consist of coupon payments and repayment of capital.) A bond’s duration will almost always be shorter than its maturity, with the exception of zero-coupon bonds, for which maturity and duration are equal.

Weighted Average Maturity—The average length of time until principal must be repaid for all bonds in a mutual fund portfolio on a dollar weighted basis.

Yield—A measure of net income (dividends and interest) earned by the securities in the fund’s portfolio less fund expenses during a specified period. A fund’s yield is expressed as a percentage of the maximum offering price per share on a specified date.

Yield to Maturity—The term used to describe the rate of return an investor will receive if a long-term, interest-bearing security, such as a bond, is held to its maturity date. Yield to maturity is greater than the coupon rate if the bond is selling at a discount and less than the coupon rate if it is selling at a premium.

66

111 South Wacker Drive, 34th Floor	Chicago, IL 60606-4302	800-422-1050	harborfunds.com

Trustees & Officers

David G. Van Hooser

Chairman, President & Trustee

Scott M. Amero

Trustee

Raymond J. Ball

Trustee

Donna J. Dean

Trustee

Randall A. Hack

Trustee

Robert Kasdin

Trustee

Rodger F. Smith

Trustee

Ann M. Spruill

Trustee

Charles F. McCain

Chief Compliance Officer

Anmarie S. Kolinski

Treasurer

Erik D. Ojala

Vice President, Secretary & AML Compliance Officer

Brian L. Collins

Vice President

Charles P. Ragusa

Vice President

Jodie L. Crotteau

Assistant Secretary

Susan A. DeRoche

Assistant Secretary

John M. Paral

Assistant Treasurer

Investment Adviser

Harbor Capital Advisors, Inc.

111 South Wacker Drive

34th Floor

Chicago, IL 60606-4302

312-443-4400

Distributor & Principal Underwriter

Harbor Funds Distributors, Inc.

111 South Wacker Drive

34th Floor

Chicago, IL 60606-4302

312-443-4600

Shareholder Servicing Agent

Harbor Services Group, Inc.

P.O. Box 804660

Chicago, IL 60680-4108

800-422-1050

Custodian

State Street Bank & Trust Company

State Street Financial Center

1 Lincoln Street

Boston, MA 02111-2900

FD.SAR.IG.0415

Semi-Annual Report

April 30, 2015

Strategic Markets Funds

	Institutional Class	Administrative Class

Harbor Commodity Real Return Strategy Fund	HACMX	HCMRX

Harbor Unconstrained Bond Fund	HAUBX	HRUBX

This document must be preceded or accompanied by a Prospectus.

Harbor Strategic Markets Funds

SEMI-ANNUAL REPORT OVERVIEW (Unaudited)

The first half of the fiscal year ended April 30, 2015. The performance figures for each of the Harbor Funds shown below assume the reinvestment of dividends and capital gains, but do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of shares of the Funds. From time to time, certain fees and/or expenses have been voluntarily or contractually waived or reimbursed, which has resulted in higher returns. Without these waivers or reimbursements, the returns would have been lower. Voluntary waivers or reimbursements may be discontinued at any time without notice. For information on the different share classes, please refer to the current prospectus. The returns of the unmanaged indices assume the reinvestment of dividends but do not reflect fees and expenses. The indices are not available for direct investment.

Performance data shown represents past performance, which is no guarantee of future results. Current performance may be higher or lower than the past performance data shown. Investment returns and the value of an investment will fluctuate, and an investor’s shares, when sold, may be worth more or less than their original cost. You can obtain performance data current to the most recent month-end (available within seven business days after the most recent month-end) by calling 800-422-1050 or by visiting harborfunds.com.

	Unannualized Total Return 6 Months Ended April 30, 2015
	Institutional Class	Administrative Class
HARBOR STRATEGIC MARKETS FUNDS
Harbor Commodity Real Return Strategy Fund	-13.07%	-13.36%
Harbor Unconstrained Bond Fund	0.31	0.17

COMMONLY USED MARKET INDICES	Unannualized Total Return 6 Months Ended April 30, 2015
Bloomberg Commodity Index Total ReturnSM; commodities	-11.87%
BofA Merrill Lynch USD 3-Month LIBOR Constant Maturity	0.12
Barclays U.S. Aggregate Bond; domestic bonds	2.06

	EXPENSE RATIOS[1]					Morningstar Average[2] (Unaudited)
	2011*	2012*	2013*	2014*	2015[a]
HARBOR STRATEGIC MARKETS FUNDS
Harbor Commodity Real Return Strategy Fund
Institutional Class	0.94%	0.94%	0.94%	0.94%	0.94%	1.01%
Administrative Class	1.19	1.19	1.19	1.19	1.19	1.33
Harbor Unconstrained Bond Fund
Institutional Class	1.05%	1.05%	1.05%	1.05%	1.05%	1.05%
Administrative Class	1.30	1.30	1.30	1.30	1.30	1.30

*	Audited.

1	Harbor Funds’ expense ratios are for operating expenses for the fiscal years ended October 31 (unless otherwise noted) and are shown net of all expense offsets, waivers and reimbursements, excluding interest expense (see Financial Highlights).

2	The Morningstar Average includes all actively managed no-load funds in the April 30, 2015 Morningstar Universe with the same investment style as the comparable Harbor fund’s portfolio and with the following additional characteristics for each Harbor Funds share class: Institutional Class contains funds with 12b-1 fees less than or equal to 0.25%; Administrative Class contains funds with 12b-1 fees and which are restricted primarily for use by retirement plans.

a	Unaudited annualized figures for the six-month period ended April 30, 2015.

1

Letter from the Chairman

David G. Van Hooser

Chairman

Dear Fellow Shareholder:

Commodity markets finished broadly lower for the first half of fiscal 2015, driven in part by a sharp decline in crude oil prices and the stronger U.S. dollar. The Bloomberg Commodity Index Total ReturnSM, an unmanaged index of futures contracts on a diversified group of physical commodities, returned -11.87%.

Fixed income markets generated modest gains in the first half of fiscal 2015. The Federal Reserve indicated its willingness to begin gradually raising short-term rates if warranted by certain signs of continued economic growth in the U.S. By contrast, against a backdrop of economic weakness and subdued inflation, a number of central banks outside the U.S., including Europe and Japan, introduced new monetary stimulus measures.

The yield of the 10-year U.S. Treasury note, a benchmark for mortgage rates and other borrowing costs, closed on April 30, 2015, at 2.05%, down 29 basis points, or 0.29 percentage point, from six months earlier. Yields fall as bond prices rise.

The broad U.S. investment-grade bond market returned 2.06% for the fiscal first half, as measured by the Barclays U.S. Aggregate Bond Index. Below investment-grade bonds returned 1.51%, as measured by the BofA Merrill Lynch U.S. High Yield Index. Inflation-linked bonds, as measured by the Barclays U.S. TIPS Index, returned 1.28%. Money market investments again produced barely positive returns as the Federal Reserve continued to hold its federal funds target rate at the 0.0% to 0.25% range.

Harbor Strategic Markets Funds

Harbor Commodity Real Return Strategy Fund recorded a return of -13.07% for the first half of the fiscal year, trailing its Bloomberg Commodity Index Total ReturnSM benchmark by 120 basis points, or 1.20 percentage points. (All Harbor returns cited are for each fund’s Institutional Class shares.)

Harbor Unconstrained Bond Fund returned 0.31%. The Fund outperformed the BofA Merrill Lynch US Dollar 3-Month LIBOR Constant Maturity Index by 19 basis points and trailed the Barclays U.S. Aggregate Bond Index by 175 basis points.

As always, we recommend that shareholders maintain a long-term perspective in evaluating all of their investments, including Harbor Funds. Comments by the portfolio managers of each strategic markets fund can be found in the pages preceding each Fund’s portfolio of investments.

	RETURNS FOR PERIODS ENDED APRIL 30, 2015
	Unannualized		Annualized
Strategic Markets	6 Months	1 Year	5 Years	10 Years	30 Years
Bloomberg Commodity Index Total ReturnSM	-11.87%	-24.69%	-5.02%	-2.44%	N/A

Domestic Equities
Wilshire 5000 Total Market (entire U.S. stock market)	4.64%	12.52%	14.26%	8.88%	11.00%
S&P 500 (large cap stocks)	4.40	12.98	14.33	8.32	11.09
Russell Midcap® (mid cap stocks)	5.87	13.30	15.09	10.27	12.55
Russell 2000® (small cap stocks)	4.65	9.71	12.73	9.18	9.90
Russell 3000® Growth	6.59	16.50	15.45	9.69	10.41
Russell 3000® Value	2.82	8.96	13.15	7.54	11.24

International & Global
MSCI EAFE (ND) (foreign stocks)	6.81%	1.66%	7.40%	5.62%	9.04%
MSCI World (ND) (global stocks)	5.09	7.41	10.51	6.87	9.44
MSCI Emerging Markets (ND) (emerging markets)	3.92	7.80	3.02	9.58	N/A

Fixed Income
BofA Merrill Lynch U.S. High Yield (high-yield bonds)	1.51%	2.57%	8.18%	8.28%	N/A
Barclays U.S. Aggregate Bond (domestic bonds)	2.06	4.46	4.12	4.75	7.33%
BofA Merrill Lynch 3-Month U.S. Treasury Bill (proxy for money market returns)	0.01	0.02	0.09	1.47	3.90
Barclays U.S. TIPS (inflation-linked bonds)	1.28	2.48	3.96	4.43	N/A

2

Domestic Equity and International Equity

U.S. stock indices had positive returns for the first half of fiscal 2015, supported by accommodative monetary policies of the Federal Reserve and central banks of other countries. The Wilshire 5000 Total Market Index, a measure of the broad domestic equity market, had a return of 4.64% for the six months ended April 30, 2015. Growth stocks outperformed value stocks across all capitalization ranges.

International stock markets moved higher in the first half of fiscal 2015 as investors responded favorably to new monetary easing initiatives by central banks in Europe, Japan and other countries. The U.S. dollar strengthened against most international currencies, boosting the competitiveness of foreign exporters. Shares of companies based in developed overseas markets returned 6.81%, as measured by the MSCI EAFE (ND) Index, while emerging markets equities returned 3.92%, as measured by the MSCI Emerging Markets (ND) Index. The MSCI World (ND) Index, a measure of global equities including the U.S., returned 5.09%. (All international and global returns are in U.S. dollars.)

Disciplined Approach

Although stocks and bonds may provide solid long-term returns, as indicated in the table on the preceding page, financial markets can be very volatile in the short run. Given the uncertainty of markets, a disciplined approach and a diversified portfolio can be useful tools in helping investors to manage risk. At Harbor Funds, we offer a range of actively-managed equity, strategic markets and fixed income funds to assist investors in establishing an investment plan to help achieve their long-term goals.

Thank you for your investment in Harbor Funds.

June 24, 2015

David G. Van Hooser

Chairman

3

Harbor Commodity Real Return Strategy Fund

MANAGERS’ COMMENTARY (Unaudited)

SUBADVISER

Pacific Investment Management Company LLC (“PIMCO”)

650 Newport Center Drive

Newport Beach, CA

92660

PORTFOLIO MANAGERS

Mihir P. Worah

Since 2008

Nicholas J. Johnson

Since 2015

Jeremie Banet

Since 2015

PIMCO has subadvised the Fund since its inception in 2008.

INVESTMENT OBJECTIVE

The Fund seeks maximum real return, consistent with prudent investment management.

PRINCIPAL STYLE

CHARACTERISTICS

Commodity-linked derivative instruments backed by a portfolio of inflation-indexed and other fixed income instruments

Mihir P. Worah

Nicholas J. Johnson

Jeremie Banet

Management’s Discussion of Fund Performance

MARKET REVIEW

Commodity markets were weak over the six months ended April 30, 2015, as oil prices fell and the value of the U.S. dollar rose against most international currencies. The Bloomberg Commodity Index Total ReturnSM, an unmanaged index of futures contracts on a diversified group of physical commodities, returned -11.87%. Energy was the worst-performing sector, even given a recovery in prices late in the period. U.S. Treasury Inflation-Protected Securities, or TIPS, underperformed U.S. nominal Treasurys during the period.

U.S. Treasury prices rose over the first fiscal half of 2015 as yields fell, with the majority of the rally occurring in the first three months of the period. Fixed income spread sectors had mixed performance. Corporate bonds and U.S. mortgage-backed securities underperformed like-duration U.S. Treasurys. Emerging market external debt generally outperformed like-duration U.S. Treasurys.

Evidence of global growth divergence continued to influence fixed income markets. The above-noted trends of U.S. dollar strength and lower oil prices, combined with lingering global economic uncertainty, continued from calendar 2014 into 2015, as global markets experienced episodes of heightened volatility.

More than 20 global central banks eased monetary policy in the first quarter of 2015, including the European Central Bank, which announced a long-awaited quantitative easing program. The U.S. was the main outlier in the general pattern of renewed global easing as the Federal Reserve moved away from explicit forward guidance about its next rate hike and emphasized the importance of incoming data. Positive data indicating underlying economic strength, coupled with tailwinds for the consumer from lower oil prices, supported growing evidence that monetary policy in the U.S. appeared to be on track toward becoming less accommodative over the year. In China, property market weakness continued to raise concerns for policymakers. In Japan, lower inflation and weak growth raised skepticism over the ability of economic measures advanced by Prime Minister Shinzo Abe to generate self-sustaining growth.

PERFORMANCE

Harbor Commodity Real Return Strategy Fund returned -13.07% (Institutional Class) and -13.36% (Administrative Class) for the six months ended April 30, 2015, underperforming the -11.87% return of the Bloomberg Commodity Index Total ReturnSM benchmark. From a longer-term perspective, the Fund has outperformed the index since its inception in 2008 and for the five-year period ended April 30, 2015.

The Fund invests in commodity-linked derivative instruments backed by a portfolio of inflation-indexed bonds and other fixed income securities.

The following strategies helped Fund returns for the six months ended April 30, 2015:

•	Implementation of value-added commodity structural strategies.

•	Diversified interest rate exposure to developed countries, particularly Italy and Spain, as rates fell.

4

Harbor Commodity Real Return Strategy Fund

MANAGERS’ COMMENTARY—Continued

TOP TEN ISSUERS (% of net assets)
U.S. Treasury	80.5%
Italy Buoni Poliennali Del Tesoro	3.8%
Bundesobligation	3.1%
Spain Government Bond	2.2%
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA/NY	1.7%
JP Morgan Chase & Co.	1.7%
Telefonica Emisiones SAU	1.7%
U.K. Gilt	1.7%
Ally Financial Inc.	1.4%
Brazil Letras Do Tesouro Nacional	1.4%

•	Holdings of non-agency mortgage-backed securities, which continued to benefit from limited new issue supply and strong investor demand.

•	Currency positioning, specifically long U.S. dollar positions versus the euro and yen, as both currencies weakened relative to the U.S. dollar.

The following strategies were negative or neutral for returns during the first half of the fiscal year:

•	An underweight to the long end of the U.S. yield curve, as longer-maturity yields declined, lifting bond prices higher.

•	Exposure to local interest rates in emerging markets, like Brazil, where rates rose over the period.

•	The use of TIPS collateral, which underperformed U.S. Treasury bills as breakeven inflation levels, as expressed by the yield spread between TIPS and like-duration Treasurys, narrowed.

OUTLOOK AND STRATEGY

We expect global growth to accelerate modestly over the next six months. We believe that a wave of monetary policy accommodation and a near cessation of fiscal austerity should underpin economic growth, while a still sizable degree of slack in the global economy should keep inflationary pressures well contained. We think that the decline in oil prices should further sustain these trends by transferring wealth from producers to consumers and by keeping headline inflation subdued.

Our view is that the U.S. is on track for modestly above-trend growth of 2.5%-3.0%, with inflation only gradually approaching the Fed’s 2% target. A robust expectation for personal consumption growth forms the foundation of our outlook, as we believe that consumer spending will be supported by a healthy pace of job gains and real incomes boosted by lower energy prices. Both housing and business investment should also contribute to growth, but to a lesser degree. We expect home prices to rise gradually and sales trends to continue, but housing seems likely to remain a small portion of overall economic growth.

We expect the euro-zone economy to expand by 1.25%-1.75%, with inflation remaining low. A combination of tailwinds, including lower oil prices, a weaker euro, and the European Central Bank’s new quantitative easing program, should lift European growth this year, in our view. Going forward, we would expect the European quantitative easing program to serve as a substantial source of liquidity while at the same time anchoring interest rates across member states.

In China, we expect growth in the low 6% range. As China addresses the ongoing slowdown in its property sector and de-leveraging in the shadow-banking system, we expect additional easing from the People’s Bank of China. In Japan, we expect growth of 1.0%-1.5%, with growth recovering from last year’s technical recession. Decisions late last year to delay a value-added tax hike and increase the size of the Bank of Japan’s easing program should provide needed support for the economy.

With respect to portfolio strategy, we plan to:

•	Seek relative value opportunities within commodities while balancing the economic outlook with supply trends.

•

Tactically manage real duration within the TIPS collateral portfolio with a focus on the intermediate portion of the yield curve, where we see superior opportunity for roll-down, the price appreciation that typically occurs as fixed income securities start to mature and roll down a steep yield curve.

•	Continue to seek opportunities outside the U.S., where business cycles may anchor rates for a considerable period.

•	Maintain an allocation to non-agency mortgages, as we believe they offer an attractive source of yield.

•	Remain selective in allocations to emerging markets, where we favor Mexican inflation-linked securities given solid fundamentals and attractive breakeven inflation levels relative to nominal bonds.

•

Within currency, maintain our U.S.-dollar bias. We will tactically adjust exposures as market conditions warrant, particularly as we believe that the dollar’s trajectory will likely not be as smooth as it has been over the past few months.

5

Harbor Commodity Real Return Strategy Fund

MANAGERS’ COMMENTARY—Continued

This report contains the current opinions of Pacific Investment Management Company LLC at the time of its publication and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.

The Fund invests in commodity-linked instruments, which may be significantly more volatile than other securities. The use of derivative instruments may add additional risk. It also invests in fixed income securities, which fluctuate in price in response to various factors, including changes in interest rates, changes in market conditions and issuer-specific events. The Fund is non- diversified, which means that it may concentrate its assets in a smaller number of issuers, making it more susceptible to risks associated with a single economic, political, or regulatory occurrence than a more diversified portfolio. Since the Fund may hold foreign securities, it may be subject to greater risks than funds invested only in the U.S. These risks are more severe for securities of issuers in emerging market regions. The Fund will seek to gain exposure to the commodity markets primarily through investments in leveraged or unleveraged commodity index-linked notes and through investments in the Harbor Cayman Commodity Fund Ltd., a wholly-owned subsidiary of the Fund. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.

6

Harbor Commodity Real Return Strategy Fund

FUND SUMMARY—April 30, 2015 (Unaudited)

INSTITUTIONAL CLASS

Fund #	2029

Cusip	411511397

Ticker	HACMX

Inception Date	09/02/2008

Net Expense Ratio	0.94%[a,b]

Total Net Assets (000s)	$148,522

ADMINISTRATIVE CLASS

Fund #	2229

Cusip	411511389

Ticker	HCMRX

Inception Date	09/02/2008

Net Expense Ratio	1.19%[a,b]

Total Net Assets (000s)	$1,007

PORTFOLIO STATISTICS

Average Market Coupon	1.19%

Yield to Maturity	1.80%

Current 30-day Yield (Institutional Class)	0.13%

Weighted Average Maturity	2.94 years

Weighted Average Duration	1.62 years

Portfolio Turnover (6-Month Period Ended 04/30/2015)	258%	[c]

MATURITY PROFILE (% of investments)

0 to 1 yr.	19.07%

>1 to 5	48.43%

>5 to 10	39.77%

>10 to 15	-6.40%

>15 to 20	0.30%

>20 to 25	0.73%

>25 yrs.	-1.90%

FUND PERFORMANCE

The graph compares a $10,000 investment in the Fund with the performance of the Bloomberg Commodity Index Total ReturnSM. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

CHANGE IN A $10,000 INVESTMENT

For the period 09/02/2008 through 04/30/2015

Total Returns For the periods ended 04/30/2015
Harbor Commodity Real Return Strategy Fund
Institutional Class	-13.07%	-25.82%	-3.49%	-6.17%	09/02/2008	$6,545
Administrative Class	-13.36%	-26.16%	-3.76%	-6.43%	09/02/2008	$6,425
Comparative Index
Bloomberg Commodity Index Total ReturnSM	-11.87%	-24.69%	-5.02%	-8.57%	—	$5,507

As stated in the Fund’s current prospectus, the expense ratios were 0.98% (Net) and 1.05% (Gross) (Institutional Class); and 1.23% (Net) and 1.30% (Gross) (Administrative Class). The net expense ratios are contractually capped, excluding interest expense incurred by the Fund, if any, through 02/29/2016. The expense ratios in the prospectus may differ from the actual expense ratios for the period disclosed within this report. The expense ratios shown in the prospectus are based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus.

Performance data shown represents past performance, which is no guarantee of future results. Current performance may be higher or lower than the past performance data shown. Investment returns and the value of an investment will fluctuate, and an investor’s shares, when sold, may be worth more or less than their original cost. You can obtain performance data current to the most recent month-end (available within seven business days after the most recent month-end) by calling 800-422-1050 or visiting harborfunds.com.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. From time to time, certain fees and/or expenses have been waived or reimbursed, which has resulted in higher returns. Without these waivers and reimbursements, the returns would have been lower.

a	Annualized.

b	Reflective of a contractual expense cap effective through February 29, 2016. Expense cap excludes interest expense incurred by the Fund, if any.

c	Unannualized.

7

Harbor Commodity Real Return Strategy Fund

CONSOLIDATED PORTFOLIO OF INVESTMENTS—April 30, 2015 (Unaudited)

Total Investments (% of net assets)

(Excludes net cash, short-term investments and derivative positions of -20.2%)

ASSET-BACKED SECURITIES—6.8%
Principal Amount (000s)		Value (000s)
$4	Argent Securities Inc. Series 2005-W2 Cl. A2B1 0.381%—10/25/2035[1]	$4
154	Bayview Financial Acquisition Trust Series 2006-D Cl. 1A2 5.660%—12/28/2036[2]	154
600	Bear Stearns Asset Backed Securities Trust Series 2006-2 Cl. M1 0.601%—07/25/2036[1]	593
1,000	Citigroup Mortgage Loan Trust Inc. Series 2005-HE3 Cl. M2 0.661%—09/25/2035[1]	948
911	Commercial Industrial Finance Corp. Series 2007-1A Cl. A1L 0.516%—05/10/2021[1,3]	908
155	Series 2006-2A Cl. A1L 0.522%—03/01/2021[1,3]	155

		1,063

220	Countrywide Asset-Backed Certificates Series 2005-15 Cl. 1AF6 5.525%—04/25/2036[4]	224
909	First Franklin Mortgage Loan Asset Backed Certificates Series 2005-FF11 Cl. A2D 0.861%—11/25/2035[1]	905
811	Hillmark Funding Ltd. Series 2006-1A Cl. A1 0.512%—05/21/2021[1,3]	803
1,044	IndyMac Home Equity Loan Trust Series 2004-2 Cl. A 0.298%—09/28/2036[1]	1,029
€17	Magi Funding plc Series I-A Cl. A 0.331%—04/11/2021[1,3]	19
$234	MASTR Asset Backed Securities Trust Series 2006-HE2 Cl. A2 0.421%—06/25/2036[1]	134
121	Morgan Stanley ABS Capital I Inc. Trust Series 2006-HE8 Cl. A2FP 0.251%—10/25/2036[1]	76
600	People’s Choice Home Loan Securities Trust Series 2005-1 Cl. M4 1.524%—01/25/2035[1]	510
288	Securitized Asset Backed Receivables LLC Trust Series 2005-FR5 Cl. A1B 0.461%—08/25/2035[1]	286
€783	SLM Student Loan Trust Series 2003-2 Cl. A5 0.287%—12/15/2023[1]	867
$369	Small Business Administration Participation Certificates Series 2007-20K Cl. 1 5.510%—11/01/2027	414
200	Soundview Home Loan Trust Series 2006-OPT2 Cl. A4 0.461%—05/25/2036[1]	160
794	Stone Tower Capital LLC Series 2007-6A Cl. A1 0.504%—04/17/2021[1,3]	784
939	Structured Asset Investment Loan Trust Series 2006-BNC2 Cl. A5 0.341%—05/25/2036[1]	780
403	Venture CLO Ltd.[5] Series 2006-7A Cl. A1A 0.505%—01/20/2022[1,3]	398

TOTAL ASSET-BACKED SECURITIES (Cost $9,702)		10,151

COLLATERALIZED MORTGAGE OBLIGATIONS—5.0%
23	Banc of America Mortgage Trust Series 2004-1 Cl. 5A1 6.500%—09/25/2033	24
1,099	Bear Stearns Alt-A Trust Series 2004-8 Cl. 1A 0.881%—09/25/2034[1]	1,072
1,051	Series 2005-5 Cl. 25A1 4.822%—07/25/2035[4]	870

		1,942

364	ChaseFlex Trust Series 2007-M1 Cl. 2F4 6.350%—08/25/2037[2]	306
325	Countrywide Alternative Loan Trust Series 2005-79CB Cl. A5 5.500%—01/25/2036	292
107	Series 2006-19CB Cl. A4 6.000%—08/25/2036[1]	98
174	Series 2007-5CB Cl. 1A13 6.000%—04/25/2037	150
406	Series 2007-5CB Cl. 1A4 6.000%—04/25/2037	349

		889

917	Deutsche Alt-A Securities Inc. Series 2007-OA4 Cl. 1A1B 0.311%—08/25/2047[1]	770
639	Series 2007-AB1 Cl. A1 0.481%—04/25/2037[1]	359

		1,129

€164	Granite Mortgages plc Series 2004-2 Cl. 2A1 0.305%—06/20/2044[1]	184
$160	HarborView Mortgage Loan Trust Series 2005-2 Cl. 2A1A 0.401%—05/19/2035[1]	134
569	IndyMac IMSC Mortgage Loan Trust Series 2007-HOA1 Cl. A11 0.361%—07/25/2047[1]	414
216	Lehman XS Trust Series 2006-12N Cl. A31A 0.381%—08/25/2046[1]	166
249	Merrill Lynch Mortgage Investors Trust Series 2006-1 Cl. 1A 2.476%—02/25/2036[4]	243
228	Morgan Stanley Mortgage Loan Trust Series 2006-8AR Cl. 6A1 2.133%—06/25/2036[4]	223

8

Harbor Commodity Real Return Strategy Fund

CONSOLIDATED PORTFOLIO OF INVESTMENTS—Continued

COLLATERALIZED MORTGAGE OBLIGATIONS—Continued
Principal Amount (000s)			Value (000s)
	$729	Rali Series Trust Series 2006-QS13 Cl. 1A6 6.000%—09/25/2036	$597
	127	Residential Asset Securitization Trust Series 2006-A12 Cl. A2 6.250%—11/25/2036	94
	124	Thornburg Mortgage Securities Trust Series 2006-4 Cl. A2B 5.874%—07/25/2036[1]	123
	648	Wachovia Mortgage Loan Trust LLC Series 2005-B Cl. 2A4 2.485%—10/20/2035[4]	590
	385	Washington Mutual Mortgage Pass Through Certificates Trust Series 2006-AR1 Cl. 2A1A 1.207%—01/25/2046[1]	373

	TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $7,100)		7,431

CORPORATE BONDS & NOTES—9.2%
	1,600	Ally Financial Inc. 3.500%—07/18/2016	1,628
	400	5.500%—02/15/2017	419

			2,047

	100	AT&T Inc. 1.158%—06/30/2020[4]	101
	200	2.450%—06/30/2020	200
	400	3.000%—06/30/2022	398
	500	3.400%—05/15/2025	496
	100	4.500%—05/15/2035	98
	200	4.750%—05/15/2046	196

			1,489

	€100	Banco Popular Espanol SA MTN[6] 11.500%—10/10/2018[4,7]	130
	100	Banco Santander SA 6.250%—09/11/2021[4,7]	112
	200	Barclays plc 6.500%—09/15/2019[4,7]	229
	£100	BG Energy Capital plc 6.500%—11/30/2072[4]	168
	$100	Chesapeake Energy Corp. 3.525%—04/15/2019[4]	96
	2,600	Cooperatieve Centrale Raiffeisen-Boerenleenbank BA/NY 0.609%—04/28/2017[1]	2,601
	400	Electricite de France SA 0.735%—01/20/2017[1,3]	401
	100	1.150%—01/20/2017[3]	100

			501

	€200	Hellenic Railways Organization SA 4.028%—03/17/2017	152
	$2,600	JP Morgan Chase & Co. MTN[6] 0.827%—04/25/2018[1]	2,599
	€100	National Bank of Greece SA 3.875%—10/07/2016	95
	$300	Navient Corp. MTN[6] 0.000%—11/01/2016[4,8]	291
	€100	Petrobras Global Finance BV 2.750%—01/15/2018	107
	$100	3.000%—01/15/2019	93
	200	4.375%—05/20/2023	178

			378

	€200	SSE plc 5.625%—10/01/2017[4,7]	244
	$2,500	Telefonica Emisiones SAU 0.915%—06/23/2017[1]	$2,495
	200	Turkiye Garanti Bankasi AS 2.775%—04/20/2016[1,3]	201

	TOTAL CORPORATE BONDS & NOTES (Cost $14,016)		13,828

FOREIGN GOVERNMENT OBLIGATIONS—17.4%
	€100	Athens Urban Transportation Organisation MTN[6] 4.851%—09/19/2016	77
	100	Autonomous Community of Catalonia 4.950%—02/11/2020	128
R$	7,600	Brazil Letras Do Tesouro Nacional 0.000%—01/01/2017[9]	2,041
	€3,885	Bundesobligation Inflation Linked[8] 0.750%—04/15/2018	4,599
COL$	572,713	Colombian TES 3.000%—03/25/2033[8]	212
	€689	Deutsche Bundesrepublik Inflation Linked Bond[8] 1.500%—04/15/2016	789
	1,023	France Government Bond OAT 0.250%—07/25/2018-07/25/2024[8]	1,223
	354	1.600%—07/25/2015[8]	405

			1,628

	2,397	Italy Buoni Poliennali Del Tesoro 1.700%—09/15/2018[8]	2,900
	344	2.100%—09/15/2017[8]	414
	701	2.250%—04/22/2017[8]	817
	397	2.350%—09/15/2024[3,8]	532
	560	2.550%—10/22/2016[8]	651
	105	3.100%—09/15/2026[8]	153
	100	5.500%—11/01/2022	147

			5,614

MEX$	4,253	Mexican Bonos 4.750%—06/14/2018	278
	1,900	Mexican Bonos de Proteccion Al Ahorro 3.010%—06/29/2017[1,8]	125
	6,643	Mexican Udibonos 4.000%—11/15/2040-11/08/2046[8]	468
	18,068	4.500%—12/04/2025-11/22/2035[8]	1,350

			1,818

AUD$	300	New South Wales Treasury Corp. 2.500%—11/20/2035[8]	363
NZD$	1,200	New Zealand Government Bond 2.000%—09/20/2025[8]	965
CAD$	600	Province of Ontario Canada 3.450%—06/02/2045	538
	€600	Slovenia Government Bond 4.700%—11/01/2016[3]	720
	1,300	Spain Government Bond 3.800%—04/30/2024[3]	1,755
	1,000	5.400%—01/31/2023[3]	1,473

			3,228

	99	Spain Government Inflation Linked Bond[8] 0.550%—11/30/2019[3]	116
	196	1.000%—11/30/2030[3]	233

			349

	£1,482	U.K. Gilt Inflation Linked[8] 0.125%—03/22/2024	2,499

	TOTAL FOREIGN GOVERNMENT OBLIGATIONS (Cost $29,052)		25,971

9

Harbor Commodity Real Return Strategy Fund

CONSOLIDATED PORTFOLIO OF INVESTMENTS—Continued

MORTGAGE PASS-THROUGH—1.2%
Principal Amount (000s)		Value (000s)
$1,300	Federal National Mortgage Association 0.500%—09/28/2015	$1,302
435	4.000%—02/01/2041	467

TOTAL MORTGAGE PASS-THROUGH (Cost $1,727)		1,769

PURCHASED OPTIONS—0.1%
No. of Contracts
2	Commodity—Crude Oil Futures $ 48.00—11/17/2015	2
5	Commodity—Gold Futures $ 1,255.00—05/26/2015	1
6	Commodity—Light Sweet Crude Oil Futures $ 48.00—11/17/2015	7
6,900,000	Interest Rate Swap Option 1 year 0.800%—01/19/2016	8
4,650,000	Interest Rate Swap Option 30 year 2.590%—05/22/2015-12/11/2017	123
100	U.S. Treasury Notes Futures 5 year $ 108.50—05/22/2015	1
119	U.S. Treasury Notes Futures 10 year $ 103.00—05/22/2015	2

TOTAL PURCHASED OPTIONS (Premiums Paid/Cost $234)		144

U.S. GOVERNMENT OBLIGATIONS—80.5%
Principal Amount (000s)
$600	U.S. Treasury Bonds 2.500%—02/15/2045	570
45,252	U.S. Treasury Inflation Indexed Bonds[8] 0.125%—04/15/2016-04/15/2018	46,041
5,747	0.250%—01/15/2025	5,830
17,419	0.625%—07/15/2021	18,330
1,717	1.125%—01/15/2021	1,849
14,642	1.250%—07/15/2020	15,943
3,695	1.375%—07/15/2018-02/15/2044[11]	4,093
11,483	1.625%—01/15/2018	12,263
9,782	1.875%—07/15/2019[11]	10,820
772	2.375%—01/15/2017-01/15/2025[11]	913
113	2.625%—07/15/2017	123
343	3.875%—04/15/2029[11]	504

		116,709

3,200	U.S. Treasury Notes 1.750%—03/31/2022	3,190

TOTAL U.S. GOVERNMENT OBLIGATIONS (Cost $118,970)		120,469

SHORT-TERM INVESTMENTS—16.6%
REPURCHASE AGREEMENTS—12.2%
200	Repurchase Agreement with Barclays plc dated April 30, 2015 due May 01, 2015 at 0.210% collateralized by U.S. Treasury Notes (market value $204)	200
3,700	Repurchase Agreement with Citigroup Inc. dated April 30, 2015 due May 01, 2015 at 0.220% collateralized by U.S. Treasury Notes (market value $3,769)	3,700
4,300	Repurchase Agreement with Credit Suisse dated April 30, 2015 due May 01, 2015 at 0.210% collateralized by U.S. Treasury Notes (market value $4,391)	4,300
2,200	Repurchase Agreement with Deutsche Bank AG dated April 30, 2015 due May 01, 2015 at 0.220% collateralized by U.S. Treasury Bonds (market value $2,250)	2,200
3,700	Repurchase Agreement with JP Morgan Chase & Co. dated April 30, 2015 due May 01, 2015 at 0.210% collateralized by U.S. Treasury Inflation Indexed Bonds (market value $3,780)	3,700
477	Repurchase Agreement with State Street Corp. dated April 30, 2015 due May 01, 2015 at 0.000% collateralized by U.S. Treasury Notes (market value $491)	477
3,700	Repurchase Agreement with Toronto-Dominion Bank dated April 30, 2015 due May 01, 2015 at 0.210% collateralized by U.S. Treasury Bonds (market value $3,725)	3,700

		18,277

U.S. GOVERNMENT AGENCIES—2.4%
500	Federal Home Loan Bank Discount Notes 0.072%—05/22/2015	500
800	0.111%—05/19/2015	800
300	0.170%—09/04/2015-09/09/2015	300

		1,600

100	Federal Home Loan Mortgage Corp. Discount Notes 0.075%—05/05/2015	100
500	0.120%—05/27/2015	500
1,000	0.150%—07/07/2015	999

		1,599

400	Federal National Mortgage Association Discount Notes 0.140%—06/01/2015	400

		3,599

U.S. GOVERNMENT OBLIGATIONS—2.0%
701	U.S. Treasury Bills 0.009%—08/06/2015[11]	701
572	0.015%—07/16/2015-07/30/2015[11]	572
772	0.065%—05/14/2015	772
844	0.069%—05/28/2015	844

		2,889

TOTAL SHORT-TERM INVESTMENTS (Cost $24,765)		24,765

TOTAL INVESTMENTS—136.8% (Cost $205,566)		204,528

CASH AND OTHER ASSETS, LESS LIABILITIES—(36.8)%		(54,999)

TOTAL NET ASSETS—100.0%		$149,529

10

Harbor Commodity Real Return Strategy Fund

CONSOLIDATED PORTFOLIO OF INVESTMENTS—Continued

FUTURES CONTRACTS OPEN AT APRIL 30, 2015

Description	Number of Contracts	Aggregate Face Value (000s)	Expiration Date	Unrealized Appreciation/ (Depreciation) (000s)
Euro-Bund Futures 10 year (Sell)	7	€700	06/08/2015	$5
Mill Wheat Futures (Buy)	16	1	12/10/2015	(14)
Brent Crude Oil Futures (Buy)	1	$1	06/15/2015	7
Brent Crude Oil Futures (Buy)	1	1	07/16/2015	—
Brent Crude Oil Futures (Buy)	8	8	08/14/2015	55
Brent Crude Oil Futures (Buy)	4	4	01/29/2016	33
Brent Crude Oil Futures (Buy)	3	3	04/29/2016	23
Brent Crude Oil Futures (Buy)	2	2	10/31/2017	(1)
Brent Crude Oil Futures (Sell)	12	12	11/13/2015	(89)
Brent Crude Oil Futures (Sell)	4	4	07/29/2016	(27)
Brent Crude Oil Futures (Sell)	1	1	10/31/2016	(1)
Brent Crude Oil Futures (Sell)	1	1	10/31/2018	2
Cocoa Futures (Buy)	5	—	12/15/2015	6
Cocoa Futures (Sell)	5	—	07/16/2015	(6)
Corn Futures (Buy)	6	30	03/14/2016	(8)
Corn Futures (Sell)	6	30	12/14/2015	8
Cotton Futures (Sell)	1	50	07/09/2015	(2)
Eurodollar Futures-CME 90 day (Sell)	63	15,750	06/15/2015	(20)
Eurodollar Futures-CME 90 day (Sell)	54	13,500	09/14/2015	(28)
Eurodollar Futures-CME 90 day (Sell)	71	17,750	12/14/2015	(10)
Eurodollar Futures-CME 90 day (Sell)	30	7,500	03/14/2016	(27)
Eurodollar Futures-CME 90 day (Sell)	45	11,250	06/13/2016	(35)
Eurodollar Futures-CME 90 day (Sell)	29	7,250	09/19/2016	(34)
Eurodollar Futures-CME 90 day (Sell)	26	6,500	12/19/2016	(32)
Gasoline Futures (Sell)	2	84	06/30/2015	(18)
Gasoline Futures (Sell)	2	84	11/30/2015	(12)
Gold Futures (Buy)	13	1	06/26/2015	(20)
Heating Oil Futures (Buy)	2	84	11/30/2015	11
Light Sweet Crude Oil Futures (Buy)	4	4	05/19/2015	9
Light Sweet Crude Oil Futures (Buy)	5	5	02/22/2016	10
Light Sweet Crude Oil Futures (Buy)	9	9	05/19/2016	33
Light Sweet Crude Oil Futures (Buy)	14	14	05/20/2016	(72)
Light Sweet Crude Oil Futures (Buy)	5	5	08/22/2016	16
Light Sweet Crude Oil Futures (Buy)	20	20	11/21/2016	59
Light Sweet Crude Oil Futures (Buy)	6	6	11/20/2017	8
Light Sweet Crude Oil Futures (Sell)	8	8	06/22/2015	(14)
Light Sweet Crude Oil Futures (Sell)	5	5	07/21/2015	(7)
Light Sweet Crude Oil Futures (Sell)	8	8	08/19/2015	(51)
Light Sweet Crude Oil Futures (Sell)	38	38	11/20/2015	(161)
Light Sweet Crude Oil Futures (Sell)	3	3	11/19/2018	(2)
LLS vs. WTI Light Sweet Crude Oil Swap Futures (Buy)	1	1	06/30/2015	2
Natural Gas Futures (Buy)	1	10	12/29/2015	2
Natural Gas Futures (Buy)	2	20	02/25/2016	(1)
Natural Gas Futures (Sell)	3	30	11/25/2015	(3)
Natural Gas Swap Futures (Buy)	7	18	12/29/2015	(17)
Natural Gas Swap Futures (Buy)	7	18	01/27/2016	(17)
Natural Gas Swap Futures (Buy)	7	18	02/25/2016	(18)
Natural Gas Swap Futures (Buy)	7	18	03/29/2016	(20)
Natural Gas Swap Futures (Buy)	7	18	04/27/2016	(20)
Natural Gas Swap Futures (Buy)	7	18	05/26/2016	(19)
Natural Gas Swap Futures (Buy)	7	18	06/28/2016	(19)
Natural Gas Swap Futures (Buy)	7	18	07/27/2016	(19)
Natural Gas Swap Futures (Buy)	7	18	08/29/2016	(19)
Natural Gas Swap Futures (Buy)	7	18	09/28/2016	(18)
Natural Gas Swap Futures (Buy)	7	18	10/27/2016	(17)
Natural Gas Swap Futures (Buy)	7	18	11/28/2016	(14)
Natural Gas Swap Futures (Buy)	1	3	12/27/2018	(3)
Natural Gas Swap Futures (Buy)	1	3	01/29/2019	(3)
Natural Gas Swap Futures (Buy)	1	3	02/26/2019	(3)
Natural Gas Swap Futures (Buy)	1	3	03/27/2019	(3)
Natural Gas Swap Futures (Buy)	1	3	04/26/2019	(3)
Natural Gas Swap Futures (Buy)	1	3	05/29/2019	(3)
Natural Gas Swap Futures (Buy)	1	3	06/26/2019	(3)
Natural Gas Swap Futures (Buy)	1	3	07/29/2019	(3)
Natural Gas Swap Futures (Buy)	1	3	08/28/2019	(3)
Natural Gas Swap Futures (Buy)	1	3	09/26/2019	(3)

11

Harbor Commodity Real Return Strategy Fund

CONSOLIDATED PORTFOLIO OF INVESTMENTS—Continued

FUTURES CONTRACTS—Continued

Description	Number of Contracts	Aggregate Face Value (000s)	Expiration Date	Unrealized Appreciation/ (Depreciation) (000s)
Natural Gas Swap Futures (Buy)	1	$3	10/29/2019	$(3)
Natural Gas Swap Futures (Buy)	1	3	11/26/2019	(3)
Platinum Futures (Buy)	2	—	07/29/2015	(2)
Red Wheat Futures (Buy)	5	25	07/14/2015	(8)
Soybean Futures (Buy)	8	40	03/14/2016	1
Soybean Futures (Sell)	1	5	07/14/2015	3
Soybean Futures (Sell)	7	35	11/13/2015	3
Soybean Oil Futures (Buy)	6	360	12/14/2015	1
Soybean Oil Futures (Sell)	6	360	07/14/2015	(1)
U.S. Treasury Bond Futures 30 year (Buy)	1	100	06/19/2015	(5)
U.S. Treasury Note Futures 5 year (Buy)	100	10,000	06/30/2015	141
U.S. Treasury Note Futures 10 year (Buy)	160	16,000	06/19/2015	75
Wheat Futures (Buy)	2	10	07/14/2015	(3)
Wheat Futures (Buy)	1	5	09/14/2015	—
Wheat Futures (Buy)	3	15	12/14/2015	(6)
Wheat Futures (Sell)	16	80	07/14/2015	54
Wheat Futures (Sell)	1	5	09/14/2015	—

Total Futures Contracts				$(406)

WRITTEN OPTIONS OPEN AT APRIL 30, 2015

WRITTEN OPTIONS THAT REQUIRE PERIODIC SETTLEMENT OF VARIATION MARGIN

Description	Counterparty	Number of Contracts	Strike Price	Expiration Date	Premiums Received (000s)	Value (000s)
Commodity—Brent Crude Oil Futures (Put)	CME Group	1	$52.00	05/11/2015	$1	$—
Commodity—Brent Crude Oil Futures (Put)	CME Group	2	54.00	11/10/2015	6	(3)
Commodity—Brent Crude Oil Futures (Put)	CME Group	4	55.00	11/10/2015	18	(6)
Euro-Bund Futures (Put)	CME Group	25	157.00	05/22/2015	5	(26)

Total Written Options that Require Periodic Settlement of Variation Margin					$30	$(35)

WRITTEN OPTIONS NOT SETTLED THROUGH VARIATION MARGIN

Description	Counterparty	Number of Contracts	Strike Index/ Rate/Price	Expiration Date	Premiums Received (000s)	Value (000s)
Inflation-Linked Swap Option 5 year (Call)	JP Morgan Chase Bank NA	1,600,000	234.810 [j]	03/24/2020	$18	$(20)
Inflation-Linked Swap Option 10 year (Call)	JP Morgan Chase Bank NA	200,000	244.170 [j]	05/16/2024	1	(1)
Variance Option S&P GSCI Copper Official Close Index ER (Call)	Goldman Sachs International	500,000	0.360 [v]	07/09/2015	2	—
Variance Option S&P GSCI Copper Official Close Index ER (Call)	Goldman Sachs International	1,000,000	0.570 [v]	05/11/2015	6	—
Variance Option S&P GSCI Copper Official Close Index ER (Call)	Goldman Sachs International	1,000,000	0.720 [v]	05/11/2015	8	—
Credit Default Swap Option 5 year (Put)	Goldman Sachs International	2,500,000	1.000%	09/16/2015	4	(5)
Interest Rate Swap Option 1 year (Call)	Morgan Stanley Capital Services LLC	6,900,000	0.520	01/19/2016	4	(2)
Interest Rate Swap Option 1 year (Call)	Morgan Stanley Capital Services LLC	6,900,000	0.660	01/19/2016	7	(5)
Interest Rate Swap Option 5 year (Put)	Morgan Stanley Capital Services LLC	4,200,000	2.500	12/11/2017	140	(109)
Interest Rate Swap Option 10 year (Call)	Goldman Sachs Bank USA	1,700,000	1.850	07/15/2015	14	(6)
Interest Rate Swap Option 10 year (Put)	Goldman Sachs Bank USA	1,700,000	2.400	07/15/2015	6	(9)
Interest Rate Swap Option 30 year (Call)	Deutsche Bank AG	3,250,000	2.300	05/29/2015	51	(13)
Interest Rate Swap Option 30 year (Call)	Goldman Sachs Bank USA	1,400,000	0.750	09/11/2015	38	(29)
Commodity—Crude Oil Futures (Call)	CME Group	1	$(0.25)	11/19/2015	—	—
Commodity—Crude Oil Futures (Call)	CME Group	1	(0.25)	10/19/2015	—	—
Commodity—Crude Oil Futures (Call)	CME Group	1	(0.25)	09/21/2015	—	—
Commodity—Crude Oil Futures (Call)	CME Group	1	(0.25)	08/19/2015	—	—
Commodity—Crude Oil Futures (Call)	CME Group	1	(0.25)	07/20/2015	—	—
Commodity—Crude Oil Futures (Call)	CME Group	1	(0.25)	06/19/2015	—	—
Commodity—Crude Oil Futures (Put)	CME Group	1	(1.00)	11/19/2015	—	—
Commodity—Crude Oil Futures (Put)	CME Group	1	(1.00)	10/19/2015	—	—
Commodity—Crude Oil Futures (Put)	CME Group	1	(1.00)	09/21/2015	—	—
Commodity—Crude Oil Futures (Put)	CME Group	1	(1.00)	08/19/2015	—	—
Commodity—Crude Oil Futures (Put)	CME Group	1	(1.00)	07/20/2015	—	—
Commodity—Crude Oil Futures (Put)	CME Group	1	(1.00)	06/19/2015	—	—
Commodity—Gold Futures (Put)	CME Group	5	1,155.00	05/26/2015	3	(4)
Commodity—Natural Gas Futures (Call)	CME Group	7	2.85	05/26/2015	4	(5)
Commodity—Natural Gas Futures (Call)	CME Group	3	1,155.00	11/19/2015	2	(2)

12

Harbor Commodity Real Return Strategy Fund

CONSOLIDATED PORTFOLIO OF INVESTMENTS—Continued

WRITTEN OPTIONS—Continued

WRITTEN OPTIONS NOT SETTLED THROUGH VARIATION MARGIN—Continued

Description	Counterparty	Number of Contracts	Strike Index/ Rate/Price	Expiration Date	Premiums Received (000s)	Value (000s)
Commodity—Platinum Gold Spread Futures (Put)	Goldman Sachs International	100	$(101.04)	06/18/2015	$1	$(1)
Commodity—Platinum Gold Spread Futures (Put)	Goldman Sachs International	100	(65.00)	07/13/2015	2	(2)
Commodity—Crude Oil Futures (Call)	Goldman Sachs International	12	62.00	05/14/2015	9	(30)
Commodity—Crude Oil Futures (Put)	Goldman Sachs International	1	54.00	11/10/2015	4	(1)
Commodity—Crude Oil Futures (Put)	Goldman Sachs International	1	55.00	11/10/2015	4	(1)
Commodity—WTI Brent Crude Oil Spread Futures (Call)	CME Group	1	(5.00)	05/13/2015	1	—
Commodity—WTI Brent Crude Oil Spread Futures (Call)	CME Group	1	(4.00)	07/15/2015	—	—
Commodity—WTI Brent Crude Oil Spread Futures (Put)	CME Group	1	(10.00)	05/13/2015	—	—
Commodity—WTI Brent Crude Oil Spread Futures (Put)	CME Group	1	(9.00)	07/15/2015	1	(1)
Currency Option Euro vs. U.S. Dollar (Put)	Barclays Bank plc	1,082,000	1.05	05/05/2015	7	—
Currency Option Euro vs. U.S. Dollar (Put)	BNP Paribas SA	1,611,000	1.05	05/05/2015	11	—
Currency Option U.S. Dollar vs. Brazilian Real (Call)	Credit Suisse International	1,200,000	4.00	03/17/2016	51	(25)
Currency Option U.S. Dollar vs. Brazilian Real (Call)	Deutsche Bank AG	710,000	2.68	07/01/2015	17	(88)
U.S. Treasury Notes 30 year Option (Put)	Bank of America NA	220,000	94.00	05/22/2015	1	(3)
U.S. Treasury Notes 30 year Option (Put)	Goldman Sachs Bank USA	220,000	94.00	05/22/2015	1	(3)

Total Written Options Not Settled Through Variation Margin					$418	$(365)

Total Written Options					$448	$(400)

FORWARD CURRENCY CONTRACTS OPEN AT APRIL 30, 2015

Currency	Counterparty	Value (000s)	Aggregate Face Value (000s)	Delivery Date	Unrealized Appreciation/ (Depreciation) (000s)
Australian Dollar (Buy)	Goldman Sachs Bank USA	$1,827	$1,806	05/06/2015	$21
Australian Dollar (Sell)	BNP Paribas SA	838	816	05/06/2015	(22)
Australian Dollar (Sell)	Credit Suisse International	304	292	05/06/2015	(12)
Australian Dollar (Sell)	Goldman Sachs Bank USA	1,824	1,803	06/02/2015	(21)
Australian Dollar (Sell)	HSBC Bank USA	685	657	05/06/2015	(28)
Brazilian Real (Buy)	Bank of America NA	1,978	2,202	07/02/2015	(224)
Brazilian Real (Buy)	Deutsche Bank AG	3,236	3,263	05/05/2015	(27)
Brazilian Real (Buy)	Deutsche Bank AG	2,274	2,080	05/05/2015	194
Brazilian Real (Buy)	Deutsche Bank AG	5,455	5,311	06/02/2015	144
Brazilian Real (Buy)	Goldman Sachs Bank USA	608	570	05/05/2015	38
Brazilian Real (Buy)	Goldman Sachs Bank USA	254	247	06/02/2015	7
Brazilian Real (Buy)	JP Morgan Chase Bank	2,885	2,686	05/05/2015	199
Brazilian Real (Sell)	Credit Suisse International	2,921	3,294	07/02/2015	373
Brazilian Real (Sell)	Deutsche Bank AG	5,510	5,359	05/05/2015	(151)
Brazilian Real (Sell)	Deutsche Bank AG	4,086	4,637	07/02/2015	551
Brazilian Real (Sell)	Goldman Sachs Bank USA	257	250	05/05/2015	(7)
Brazilian Real (Sell)	Goldman Sachs Bank USA	351	354	05/05/2015	3
Brazilian Real (Sell)	JP Morgan Chase Bank	2,884	2,908	05/05/2015	24
Brazilian Real (Sell)	JP Morgan Chase Bank	3,209	3,350	04/04/2016	141
British Pound Sterling (Buy)	Bank of America NA	3,303	3,266	05/06/2015	37
British Pound Sterling (Buy)	HSBC Bank USA	196	197	06/02/2015	(1)
British Pound Sterling (Buy)	UBS AG	2,563	2,488	05/06/2015	75
British Pound Sterling (Sell)	Bank of America NA	3,303	3,265	06/02/2015	(38)
British Pound Sterling (Sell)	Deutsche Bank AG	333	321	05/06/2015	(12)
British Pound Sterling (Sell)	Goldman Sachs Bank USA	5,534	5,353	05/06/2015	(181)
Canadian Dollar (Sell)	Credit Suisse International	657	627	05/06/2015	(30)
Colombian Peso (Sell)	BNP Paribas SA	203	211	06/03/2015	8
Euro Currency (Buy)	Bank of America NA	544	514	05/06/2015	30
Euro Currency (Buy)	Citibank NA	34	34	05/19/2015	—
Euro Currency (Buy)	Citibank NA	141	135	05/19/2015	6
Euro Currency (Buy)	Deutsche Bank AG	27,997	27,138	05/06/2015	859
Euro Currency (Buy)	Goldman Sachs Bank USA	1,891	1,814	05/06/2015	77
Euro Currency (Buy)	UBS AG	110	103	05/06/2015	7
Euro Currency (Sell)	BNP Paribas SA	29,274	28,068	05/06/2015	(1,206)
Euro Currency (Sell)	Citibank NA	5	5	05/19/2015	—
Euro Currency (Sell)	Deutsche Bank AG	1,269	1,217	05/06/2015	(52)
Euro Currency (Sell)	Deutsche Bank AG	28,007	27,148	06/02/2015	(859)
Hungarian Forint (Sell)	JP Morgan Chase Bank	1,323	1,279	07/30/2015	(44)
Indian Rupee (Buy)	Barclays Capital	1,454	1,481	07/24/2015	(27)
Indian Rupee (Buy)	Goldman Sachs Bank USA	1,176	1,190	05/18/2015	(14)

13

Harbor Commodity Real Return Strategy Fund

CONSOLIDATED PORTFOLIO OF INVESTMENTS—Continued

FORWARD CURRENCY CONTRACTS—Continued

Currency	Counterparty	Value (000s)	Aggregate Face Value (000s)	Delivery Date	Unrealized Appreciation/ (Depreciation) (000s)
Indian Rupee (Buy)	UBS AG	$2,092	$2,116	06/26/2015	$(24)
Japanese Yen (Buy)	Credit Suisse International	2,212	2,203	05/08/2015	9
Japanese Yen (Buy)	JP Morgan Chase Bank NA	1,121	1,125	05/08/2015	(4)
Japanese Yen (Sell)	Bank of America NA	3,331	3,329	05/08/2015	(2)
Japanese Yen (Sell)	JP Morgan Chase Bank NA	1,121	1,125	06/03/2015	4
Mexican Peso (Buy)	BNP Paribas SA	366	364	07/07/2015	2
Mexican Peso (Buy)	Deutsche Bank AG	1,096	1,102	06/11/2015	(6)
Mexican Peso (Buy)	HSBC Bank USA	778	802	05/05/2015	(24)
Mexican Peso (Buy)	JP Morgan Chase Bank NA	605	609	05/05/2015	(4)
Mexican Peso (Buy)	Westpac Banking Corp.	767	783	05/05/2015	(16)
Mexican Peso (Sell)	Bank of America NA	25	25	05/05/2015	—
Mexican Peso (Sell)	Bank of America NA	62	63	05/05/2015	1
Mexican Peso (Sell)	Bank of America NA	3,255	3,281	06/09/2015	26
Mexican Peso (Sell)	Barclays Bank plc	86	89	05/05/2015	3
Mexican Peso (Sell)	BNP Paribas SA	653	649	05/05/2015	(4)
Mexican Peso (Sell)	Credit Suisse International	217	223	05/05/2015	6
Mexican Peso (Sell)	Deutsche Bank AG	166	170	05/05/2015	4
Mexican Peso (Sell)	Goldman Sachs Bank USA	407	418	05/05/2015	11
Mexican Peso (Sell)	HSBC Bank USA	320	317	05/05/2015	(3)
Mexican Peso (Sell)	HSBC Bank USA	173	174	05/05/2015	1
Mexican Peso (Sell)	JP Morgan Chase Bank NA	40	40	05/05/2015	—
Mexican Peso (Sell)	JP Morgan Chase Bank NA	602	606	07/07/2015	4
New Zealand Dollar (Sell)	Credit Suisse International	844	822	05/06/2015	(22)
Polish Zloty (Buy)	JP Morgan Chase Bank	899	864	07/30/2015	35
Polish Zloty (Sell)	Barclays Capital	900	849	07/30/2015	(51)
South African Rand (Sell)	Barclays Bank plc	97	96	07/30/2015	(1)
South Korean Won (Sell)	Credit Suisse International	762	741	05/18/2015	(21)

Total Forward Currency Contracts					$(238)

SWAP AGREEMENTS OPEN AT APRIL 30, 2015

CENTRALLY CLEARED SWAP AGREEMENTS INTEREST RATE SWAPS

Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Fixed Rate	Expiration Date	Notional Amount (000s)		Unrealized Appreciation/ (Depreciation) (000s)
CME Group	EUR-EURIBOR-Act/360-Bloomberg 6-Month	Pay	2.000%	09/17/2024		€600	$(48)
CME Group	EUR-EURIBOR-Act/360-Bloomberg 6-Month	Pay	0.750	09/16/2025		5,700	12
CME Group	EUR-EURIBOR-Act/360-Bloomberg 6-Month	Pay	1.250	09/16/2045		400	10
CME Group	EUR-EURIBOR-Act/360-Bloomberg 6-Month	Pay	1.500	03/16/2046		200	(15)
CME Group	British Bankers’ Association LIBOR GBP 6-Month	Pay	1.250	06/17/2017		£7,200	28
CME Group	British Bankers’ Association LIBOR GBP 6-Month	Pay	1.500	09/16/2017		5,600	(1)
CME Group	British Bankers’ Association LIBOR GBP 6-Month	Pay	2.000	09/16/2045		1,410	137
CME Group	Mexico Interbank TIIE 28 Day	Pay	4.040	02/03/2017	MEX$	89,400	(13)
CME Group	Mexico Interbank TIIE 28 Day	Pay	5.150	04/02/2020		41,500	(15)
CME Group	Mexico Interbank TIIE 28 Day	Pay	5.660	11/09/2021		55,900	(3)
CME Group	British Bankers’ Association LIBOR USD 3-Month	Pay	3.000	12/17/2024		$7,000	(5)
CME Group	British Bankers’ Association LIBOR USD 3-Month	Pay	2.750	06/17/2025		5,800	(18)
CME Group	British Bankers’ Association LIBOR USD 3-Month	Pay	2.750	06/19/2043		2,600	(628)
CME Group	British Bankers’ Association LIBOR USD 3-Month	Pay	3.750	06/18/2044		1,900	(428)

Interest Rate Swaps							$(987)

14

Harbor Commodity Real Return Strategy Fund

CONSOLIDATED PORTFOLIO OF INVESTMENTS—Continued

SWAP AGREEMENTS—Continued

CENTRALLY CLEARED SWAP AGREEMENTS CREDIT DEFAULT SWAPS

Counterparty	Reference Entity	Buy/ Sell[b,c]	Pay/Receive Fixed Rate	Expiration Date	Implied Credit Spread[d]	Value[e] (000s)	Upfront Premium Paid/(Received) (000s)	Notional Amount[f] (000s)	Unrealized Appreciation/ (Depreciation) (000s)
ICE Group	iTraxx Europe Series 23 Version 1	Buy	1.000%	06/20/2020	0.601%	$(174)	$(178)	€7,300	$4
ICE Group	Dow Jones CDX North America Investment Grade Index Series 23	Buy	1.000	12/20/2019	0.632	(55)	(56)	$3,100	1

Credit Default Swaps									$5

OVER-THE-COUNTER (OTC) SWAP AGREEMENTS INTEREST RATE SWAPS

Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Fixed Rate	Expiration Date	Notional Amount (000s)	Unrealized Appreciation/ (Depreciation) (000s)
Goldman Sachs Bank USA	Eurostat Eurozone HICP Ex Tobacco NSA	Receive	0.900%	10/15/2019	€1,500	$3
JP Morgan Chase Bank NA	Eurostat Eurozone HICP Ex Tobacco NSA	Receive	1.000	12/15/2018	100	—
Morgan Stanley Capital Services LLC	Eurostat Eurozone HICP Ex Tobacco NSA	Receive	1.000	11/26/2019	100	—
Bank of America NA	UK Retail Prices Index All Items NSA	Pay	3.500	10/15/2044	£600	9
BNP Paribas SA	UK Retail Prices Index All Items NSA	Pay	3.125	12/15/2024	400	10
BNP Paribas SA	UK Retail Prices Index All Items NSA	Pay	3.550	12/11/2044	100	4
Credit Suisse International	UK Retail Prices Index All Items NSA	Pay	3.500	10/15/2044	200	10
Credit Suisse International	UK Retail Prices Index All Items NSA	Pay	3.550	11/15/2044	100	5
Goldman Sachs Bank USA	UK Retail Prices Index All Items NSA	Pay	3.140	01/14/2030	710	(24)
JP Morgan Chase Bank NA	UK Retail Prices Index All Items NSA	Pay	3.528	09/23/2044	300	11
Morgan Stanley Capital Services LLC	UK Retail Prices Index All Items NSA	Pay	3.500	10/15/2044	200	6
Barclays Bank plc	US Consumer Price Index Urban Consumers NSA	Receive	2.090	10/11/2017	$2,800	(87)
BNP Paribas SA	US Consumer Price Index Urban Consumers NSA	Receive	2.250	07/15/2017	5,600	(283)
Deutsche Bank AG	US Consumer Price Index Urban Consumers NSA	Receive	1.000	11/19/2016	1,500	(17)
Deutsche Bank AG	US Consumer Price Index Urban Consumers NSA	Receive	1.000	11/20/2016	2,300	(26)
Deutsche Bank AG	US Consumer Price Index Urban Consumers NSA	Receive	1.000	11/21/2016	400	(5)
Deutsche Bank AG	US Consumer Price Index Urban Consumers NSA	Receive	1.830	11/29/2016	800	(16)
Deutsche Bank AG	US Consumer Price Index Urban Consumers NSA	Receive	1.850	11/29/2016	3,400	(71)
Deutsche Bank AG	US Consumer Price Index Urban Consumers NSA	Receive	2.173	11/01/2018	900	(34)
Deutsche Bank AG	US Consumer Price Index Urban Consumers NSA	Receive	1.730	03/04/2019	175	—
Goldman Sachs Bank USA	US Consumer Price Index Urban Consumers NSA	Receive	1.730	04/15/2016	3,000	(59)
Goldman Sachs Bank USA	US Consumer Price Index Urban Consumers NSA	Receive	2.420	02/12/2017	1,400	(67)
Goldman Sachs Bank USA	US Consumer Price Index Urban Consumers NSA	Receive	2.210	10/11/2018	1,700	(67)
Royal Bank of Scotland plc	US Consumer Price Index Urban Consumers NSA	Receive	1.930	10/31/2016	6,500	(153)
Royal Bank of Scotland plc	US Consumer Price Index Urban Consumers NSA	Receive	2.250	07/15/2017	8,200	(414)

Interest Rate Swaps						$(1,265)

OVER-THE-COUNTER (OTC) SWAP AGREEMENTS TOTAL RETURN SWAPS ON INDICES

Counterparty	Floating/Fixed Rate	Pay/Receive Floating/Fixed Rate	Index	Expiration Date	Notional Amount (000s)	Number of Units (000s)	Unrealized Appreciation/ (Depreciation) (000s)
JP Morgan Chase Bank NA	0.350%	Receive	JP Morgan FNJ Commodity Index	08/17/2015	$1,801	18	$10
Bank of America NA	U.S. Treasury Bills	Pay	Bloomberg Commodity Index Total ReturnSM	08/17/2015	22,780	111	516
BNP Paribas SA	U.S. Treasury Bills	Pay	Bloomberg Commodity Index Total ReturnSM	08/17/2015	2,005	10	43
Citibank NA	U.S. Treasury Bills	Pay	Bloomberg Commodity Index Total ReturnSM	08/17/2015	13,783	67	312
Credit Suisse International	U.S. Treasury Bills	Pay	Bloomberg Commodity Index Total ReturnSM	08/17/2015	4,889	24	111
Deutsche Bank AG	U.S. Treasury Bills	Pay	Bloomberg Commodity Index Total ReturnSM	08/17/2015	841	4	19
Goldman Sachs Bank USA	U.S. Treasury Bills	Pay	Bloomberg Commodity Index Total ReturnSM	08/17/2015	13,547	52	351
JP Morgan Chase Bank NA	U.S. Treasury Bills	Pay	Bloomberg Commodity Index Total ReturnSM	08/17/2015	9,593	26	262
JP Morgan Chase Bank NA	U.S. Treasury Bills	Pay	Bloomberg Commodity Index Total ReturnSM	08/17/2015	1	399	(19)
Morgan Stanley Capital Services LLC	U.S. Treasury Bills	Pay	Bloomberg Commodity Index Total ReturnSM	08/17/2015	66,958	300	1,502
Société Générale Paris	U.S. Treasury Bills	Pay	Bloomberg Commodity Index Total ReturnSM	08/17/2015	12,406	61	280

Total Return Swaps on Indices							$3,387

15

Harbor Commodity Real Return Strategy Fund

CONSOLIDATED PORTFOLIO OF INVESTMENTS—Continued

SWAP AGREEMENTS—Continued

OVER-THE-COUNTER (OTC) SWAP AGREEMENTS TOTAL RETURN SWAPS ON COMMODITIES

Counterparty	Reference Entity	Pay/Receive Fixed Price	Fixed Price per Unit	Expiration Date	Number of Units	Unrealized Appreciation/ (Depreciation) (000s)
BNP Paribas SA	Jet Fuel, Naptha and Fuel Oil vs. Brent Crude Oil	Receive	$4.450	06/30/2015	1,000	$2
BNP Paribas SA	Jet Fuel, Naptha and Fuel Oil vs. Brent Crude Oil	Receive	2.800	06/30/2015	800	—
Goldman Sachs International	Jet Fuel, Naptha and Fuel Oil vs. Brent Crude Oil	Receive	2.800	06/30/2015	200	—
Goldman Sachs International	Jet Fuel, Naptha and Fuel Oil vs. Brent Crude Oil	Receive	2.040	12/31/2015	3,000	(1)
Goldman Sachs International	Jet Fuel, Naptha and Fuel Oil vs. Brent Crude Oil	Receive	1.940	12/31/2015	3,000	(1)
Goldman Sachs International	Jet Fuel, Naptha and Fuel Oil vs. Brent Crude Oil	Receive	1.940	03/31/2016	3,000	—
Goldman Sachs International	Jet Fuel, Naptha and Fuel Oil vs. Brent Crude Oil	Receive	2.040	03/31/2016	3,000	—
Bank of America NA	Light Louisiana Sweet Crude Oil vs. Brent Crude Oil Spread	Receive	(2.700)	06/30/2015	192	—
Bank of America NA	Light Louisiana Sweet Crude Oil vs. Brent Crude Oil Spread	Receive	(2.900)	06/30/2015	202	—
Bank of America NA	Light Louisiana Sweet Crude Oil vs. Brent Crude Oil Spread	Receive	(2.850)	06/30/2015	112	—
Bank of America NA	Light Louisiana Sweet Crude Oil vs. Brent Crude Oil Spread	Receive	(2.750)	12/31/2015	684	—
Bank of America NA	Light Louisiana Sweet Crude Oil vs. Brent Crude Oil Spread	Receive	(8.150)	12/31/2015	8,000	45
BNP Paribas SA	Light Louisiana Sweet Crude Oil vs. Brent Crude Oil Spread	Receive	(2.550)	12/31/2015	1,074	1
Citibank NA	Light Louisiana Sweet Crude Oil vs. Brent Crude Oil Spread	Receive	(2.700)	06/30/2015	442	(1)
Citibank NA	Light Louisiana Sweet Crude Oil vs. Brent Crude Oil Spread	Receive	(2.800)	06/30/2015	222	—
Citibank NA	Light Louisiana Sweet Crude Oil vs. Brent Crude Oil Spread	Receive	(2.500)	12/31/2015	534	—
Goldman Sachs International	Light Louisiana Sweet Crude Oil vs. Brent Crude Oil Spread	Receive	(2.600)	06/30/2015	220	—
Goldman Sachs International	Light Louisiana Sweet Crude Oil vs. Brent Crude Oil Spread	Receive	(2.550)	06/30/2015	420	(1)
Goldman Sachs International	Light Louisiana Sweet Crude Oil vs. Brent Crude Oil Spread	Receive	(2.400)	12/31/2015	642	1
Goldman Sachs International	Light Louisiana Sweet Crude Oil vs. Brent Crude Oil Spread	Receive	(3.000)	12/31/2015	990	—
JP Morgan Chase Bank NA	Light Louisiana Sweet Crude Oil vs. Brent Crude Oil Spread	Receive	(2.300)	12/31/2015	1,506	1
Morgan Stanley Capital Services LLC	Light Louisiana Sweet Crude Oil vs. Brent Crude Oil Spread	Receive	(3.300)	12/31/2015	760	(1)

Total Return Swaps on Commodities						$45

OVER-THE-COUNTER (OTC) SWAP AGREEMENTS VARIANCE SWAPS ON COMMODITIES

Counterparty	Reference Assets	Pay/Receive Variance[g]	Initial Volatility Strike	Expiration Date	Notional Amount (000s)	Unrealized Appreciation/ (Depreciation) (000s)
Goldman Sachs International	London Gold Market Fixing Ltd-LBMA PM Fixing Price/USD	Pay	$0.060	11/25/2015	$90	$3
Goldman Sachs International	London Gold Market Fixing Ltd-LBMA PM Fixing Price/USD	Pay	0.080	03/24/2020	179	(1)
Goldman Sachs International	London Gold Market Fixing Ltd-LBMA PM Fixing Price/USD	Pay	0.080	04/22/2020	531	(2)
Goldman Sachs International	London Gold Market Fixing Ltd-LBMA PM Fixing Price/USD	Pay	0.090	04/27/2020	341	1
Goldman Sachs International	London Gold Market Fixing Ltd-LBMA PM Fixing Price/USD	Pay	0.090	04/28/2020	169	1
JP Morgan Chase Bank NA	London Gold Market Fixing Ltd-LBMA PM Fixing Price/USD	Pay	0.110	04/29/2020	152	—
Morgan Stanley Capital Services LLC	London Gold Market Fixing Ltd-LBMA PM Fixing Price/USD	Pay	0.050	04/21/2016	520	10
Goldman Sachs International	London Silver Market Fixing Ltd-LBMA PM Fixing Price/USD	Pay	0.110	11/25/2015	70	(2)
Morgan Stanley Capital Services LLC	London Silver Market Fixing Ltd-LBMA PM Fixing Price/USD	Pay	0.090	04/21/2016	400	—
Citibank NA	S&P GSCI Crude Oil Official Close Index	Pay	0.050	05/14/2015	52	(5)
Citibank NA	S&P GSCI Crude Oil Official Close Index	Pay	0.040	05/14/2015	55	(6)
Deutsche Bank AG	S&P GSCI Crude Oil Official Close Index	Pay	0.050	05/14/2015	50	(4)
Deutsche Bank AG	S&P GSCI Crude Oil Official Close Index	Pay	0.060	11/17/2015	50	(6)
Société Générale Paris	S&P GSCI Crude Oil Official Close Index	Pay	0.040	05/14/2015	59	(6)
Deutsche Bank AG	West Texas Intermediate Crude Oil Futures December 2015	Pay	0.040	11/17/2015	60	5
Deutsche Bank AG	West Texas Intermediate Crude Oil Futures June 2015	Pay	0.090	05/14/2015	192	17
Société Générale Paris	West Texas Intermediate Crude Oil Futures June 2015	Pay	0.030	05/14/2015	67	6

Variance Swaps on Commodities						$11

OVER-THE-COUNTER (OTC) SWAP AGREEMENTS CREDIT DEFAULT SWAPS

Counterparty	Reference Entity	Buy/ Sell[b,c]	Pay/Receive Fixed Rate	Expiration Date	Implied Credit Spread[d]	Value[e] (000s)	Upfront Premium Paid/(Received) (000s)	Notional Amount[f] (000s)	Unrealized Appreciation/ (Depreciation) (000s)
Morgan Stanley Capital Services LLC	Hellenic Republic	Sell	1.000%	06/20/2015	0.635%	$(34)	$(9)	€200	$(25)
Goldman Sachs International	JSC GAZPROM	Sell	1.000	03/20/2016	3.767	(5)	(16)	$200	11

16

Harbor Commodity Real Return Strategy Fund

CONSOLIDATED PORTFOLIO OF INVESTMENTS—Continued

SWAP AGREEMENTS—Continued

OVER-THE-COUNTER (OTC) SWAP AGREEMENTS—Continued CREDIT DEFAULT SWAPS—Continued

Counterparty	Reference Entity	Buy/ Sell[b,c]	Pay/Receive Fixed Rate	Expiration Date	Implied Credit Spread[d]	Value[e] (000s)	Upfront Premium Paid/(Received) (000s)	Notional Amount[f] (000s)	Unrealized Appreciation/ (Depreciation) (000s)
JP Morgan Chase Bank NA	JSC GAZPROM	Sell	1.000%	03/20/2016	3.767%	$(5)	$(15)	$200	$10
Goldman Sachs International	Sberbank	Sell	1.000	03/20/2016	4.447	(3)	(5)	100	2

Credit Default Swaps									$(2)

Total Swaps									$1,194

FIXED INCOME INVESTMENTS SOLD SHORT AT APRIL 30, 2015

Par Value (000s)	Security	Proceeds (000s)	Value (000s)
$8,000	Federal National Mortgage Association TBA[10]	$8,324	$(8,297)

FAIR VALUE MEASUREMENTS

The following table summarizes the Fund’s investments as of April 30, 2015 based on the inputs used to value them.

Asset Category	Quoted Prices Level 1 (000s)	Other Significant Observable Inputs Level 2 (000s)	Significant Unobservable Inputs Level 3 (000s)	Total (000s)
Investments in Securities
Asset-Backed Securities	$—	$10,151	$—	$10,151
Collateralized Mortgage Obligations	—	7,431	—	7,431
Corporate Bonds & Notes	—	13,828	—	13,828
Foreign Government Obligations	—	25,971	—	25,971
Mortgage Pass-Through	—	1,769	—	1,769
Purchased Options	11	133	—	144
U.S. Government Obligations	—	120,469	—	120,469
Short-Term Investments
Repurchase Agreements	—	18,277	—	18,277
U.S. Government Agencies	—	3,599	—	3,599
U.S. Government Obligations	—	2,889	—	2,889

Total Investments in Securities	$11	$204,517	$—	$204,528

Financial Derivative Instruments—Assets
Forward Currency Contracts	$—	$2,900	$—	$2,900
Futures Contracts	567	—	—	567
Swap Agreements	—	3,772	—	3,772

Total Financial Derivative Instruments—Assets	$567	$6,672	$—	$7,239

Liability Category
Fixed Income Investments Sold Short	$—	$(8,297)	$—	$(8,297)

Investments in Other Financial Instruments
Forward Currency Contracts	$—	$(3,138)	$—	$(3,138)
Futures Contracts	(973)	—	—	(973)
Swap Agreements	—	(2,578)	—	(2,578)
Written Options	(38)	(362)	—	(400)

Total Financial Derivative Instruments—Liabilities	$(1,011)	$(6,078)	$—	$(7,089)

Total Investments	$(433)	$196,814	$—	$196,381

There were no Level 3 holdings at October 31, 2014 or April 30, 2015, and no transfers between levels during the period.

For more information on valuation inputs and their aggregation into the levels used in the table above, please refer to the Fair Value Measurements and Disclosures in Note 2 of the accompanying Notes to Financial Statements.

17

Harbor Commodity Real Return Strategy Fund

CONSOLIDATED PORTFOLIO OF INVESTMENTS—Continued

1	Floating rate security, the stated rate represents the rate in effect at April 30, 2015.

2	Step coupon security, the stated rate represents the rate in effect at April 30, 2015.

3	Securities purchased in a transaction exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The Fund has no right to demand registration of these securities. These securities are priced by an independent pricing service in accordance with Harbor Funds Valuation Procedures. At April 30, 2015, the aggregate value of these securities was $8,598 or 6% of net assets.

4	Variable rate security, the stated rate represents the rate in effect at April 30, 2015.

5	CLO after the name of a security stands for Collateralized Loan Obligations.

6	MTN after the name of a security stands for Medium Term Note.

7	Perpetuity bond, the maturity date represents the next callable date.

8	Inflation-protected securities (“IPS”) are securities in which the principal amount is adjusted for inflation and interest payments are applied to the inflation-adjusted principal.

9	Zero coupon bond.

10	TBAs are mortgage-backed securities traded under delayed delivery commitments, settling after April 30, 2015. Although the unit price for the trades has been established, the principal value has not been finalized. However, the amount of the commitments will not fluctuate more than 2% from the principal amount. Income on TBAs is not earned until settlement date (see Note 2 of the accompanying Notes to Financial Statements).

11	At April 30, 2015, a portion of securities held by the Fund were pledged to cover margin requirements for open future contracts, written options on futures contracts and swap options (see Note 2 of the accompanying Notes to Financial Statements). The securities pledged had an aggregate value of $3,010 or 2% of net assets.

b	If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

c	If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

d	Implied credit spreads, represented in absolute terms, utilized in determining the value of credit default swap agreements on corporate issues or sovereign issues of an emerging country as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.

e	The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

f	The maximum potential amount the Fund could be required to make as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

g	At the maturity date, a net cash flow is exchanged, where the payoff amount is equivalent to the difference between the realized price variance of the underlying asset and the strike price multiplied by the notional amount. As a receiver of the realized price variance, the Fund would receive the payoff amount when the realized price variance of the underlying asset is greater than the strike price and would owe the payoff amount when the variance is less than the strike price. As a payer of the realized price variance, the Fund would owe the payoff amount when the realized price variance of the underlying asset is greater than the strike price and would receive the payoff amount when the variance is less than the strike price.

j	Amount represents Index Value.

v	Amount represents the initial strike value of variance of the price of the underlying commodity or index.

AUD$	Australian Dollar.

R$	Brazilian Real.

£	British Pound.

CAD$	Canadian Dollar.

COL$	Colombian Peso.

€	Euro.

MEX$	Mexican Peso.

NZD$	New Zealand Dollar.

The accompanying notes are an integral part of the Financial Statements.

18

Harbor Unconstrained Bond Fund

MANAGERS’ COMMENTARY (Unaudited)

SUBADVISER

Pacific Investment Management Company LLC (“PIMCO”)

650 Newport Center Drive

Newport Beach, CA

92660

PORTFOLIO MANAGERS

Marc P. Seidner

Since 2015

Mohsen Fahmi

Since 2014

Daniel J. Ivascyn

Since 2014

PIMCO has subadvised the Fund since its inception in 2010.

INVESTMENT OBJECTIVE

The Fund seeks total return.

PRINCIPAL STYLE

CHARACTERISTICS

Broad range of fixed income instruments without benchmark constraints or significant sector/ instrument limitations

Marc P. Seidner

Mohsen Fahmi

Daniel J. Ivascyn

Management’s Discussion of Fund Performance

MARKET REVIEW

Over the six months ended April 30, 2015, evidence of divergence in global growth patterns continued to impact fixed income markets. Throughout the period, global markets experienced heightened instability as trends from calendar 2014 lingered into 2015, including lower oil prices, generalized U.S. dollar strength, and continued uncertainty as evidenced in episodes of increased volatility, especially among risk assets.

In addition to the European Central Bank’s (“ECB”) foray into quantitative easing, 2015 began with a host of other central banks re-embracing monetary easing. The ECB’s emphasis on preventing deflation took center stage when it launched its highly anticipated quantitative easing program in January. The size of the program exceeded market expectations as it targeted €60 billion in purchases per month. While more than 20 central banks eased monetary policy during the first quarter, the U.S. Federal Reserve remained an outlier as officials reiterated their desire to hike rates sometime this year. Positive data indicating underlying economic strength, coupled with tailwinds for the consumer from lower oil prices, supported growing evidence that monetary policy in the U.S. was on track to become less accommodative over the year.

Ever-lower interest rates in the euro zone helped anchor government bond yields elsewhere, such as in the U.S. and U.K., while the U.S. dollar added to its strong performance by appreciating against most other currencies. In China, property market weakness continued to raise concerns for policymakers, while in Japan lower inflation and growth raised skepticism over the ability of economic programs advanced by Prime Minister Shinzo Abe to generate self-sustaining growth.

U.S. Treasury prices rose as yields fell over the six-month period, with the majority of the rally coming in the first three months. Fixed income spread sectors had mixed performance. Corporate bonds and U.S. mortgage-backed securities underperformed like-duration U.S. Treasurys. Emerging market external debt generally outperformed like-duration U.S. Treasurys.

PERFORMANCE

For the six months ended April 30, 2015, Harbor Unconstrained Bond Fund returned 0.31% (Institutional Class) and 0.17% (Administrative Class), while the BofA Merrill Lynch USD 3-Month LIBOR Constant Maturity Index returned 0.12% and the Barclays U.S. Aggregate Bond Index returned 2.06%.

The following strategies helped Fund returns for the first half of fiscal 2015:

•	Currency positioning, specifically long U.S. dollar positions versus the euro and yen, as both currencies weakened relative to the dollar.

•	Holdings of non-agency mortgage-backed securities, which continued to benefit from limited new issue supply and strong investor demand.

•	Diversified interest rate exposure to developed countries, particularly Italy and Spain, as rates fell, lifting bond prices higher.

19

Harbor Unconstrained Bond Fund

MANAGERS’ COMMENTARY—Continued

TOP TEN ISSUERS (% of net assets)
U.S. Treasury	19.4%
Volkswagen International Finance NV	3.8%
Brazil Letras Do Tesouro Nacional	3.6%
Countrywide Asset-Backed Certificates	3.6%
American International Group Inc.	3.2%
Ford Motor Credit Co. LLC	2.9%
JP Morgan Chase & Co.	2.9%
Bank of America Corp.	2.6%
Ally Financial Inc.	2.4%
Bear Stearns Asset Backed Securities Trust	2.4%

•	Exposure to select corporate and high-yield bonds, particularly financials, which outperformed.

The following strategies were negative or neutral for returns:

•	Short positioning along the U.S. yield curve as U.S. interest rates moved lower.

•	Long exposure to local interest rates in Mexico, as income gains were offset by spread volatility.

OUTLOOK AND STRATEGY

Looking ahead over the next 6 months, we would expect global growth to accelerate modestly. A wave of monetary policy accommodation should underpin global growth, in our view, while still-sizable economic slack should keep inflationary pressures well contained. We think that the decline in oil prices should further sustain these trends by transferring wealth from producers to consumers and by keeping headline inflation subdued.

We believe that the U.S. is on track for modestly above-trend growth of 2.5%-3.0%, with inflation only gradually approaching the Fed’s 2% target. A robust expectation for personal consumption growth forms the foundation of our outlook. Consumer spending should be supported by a healthy pace of job gains and real incomes boosted by lower energy prices, in our view. Housing and business investment also should contribute to growth, but to a lesser degree. We expect home prices to rise gradually and sales trends to continue, although we expect the housing market to remain a small portion of overall economic growth.

We expect the euro-zone economy to expand by 1.25%-1.75%, with inflation remaining subdued. We believe that a combination of tailwinds—lower oil prices, a weaker euro, and the European Central Bank’s new quantitative easing program—should lift European growth in our view. Going forward, the European quantitative easing program should prove to be a substantial source of liquidity while also serving to anchor interest rates across member states.

In China, we expect growth in the low 6% range. As China addresses the ongoing slowdown in its property sector and de-leveraging in the shadow-banking system, we expect additional easing from the People’s Bank of China. In Japan, we expect growth of 1.0%-1.5%, as the economy recovers from last year’s technical recession. Decisions late last year to delay a value-added tax hike and increase the size of the Bank of Japan’s easing program should provide needed support for the economy.

With respect to portfolio strategy, we plan to:

•

Remain short U.S. interest rate risk relative to the benchmark, particularly at the front end of the yield curve, based on the potential for volatility as the Federal Reserve’s first rate hike approaches.

•

Maintain a tactically short position in agency mortgage-backed securities as we believe select spreads are tight, particularly given waning support by the Fed. However, we are still constructive on non-agency mortgages given attractive loss-adjusted yields and strong underlying housing fundamentals.

•

Within investment-grade credit and high-yield corporate bonds, we will continue to favor positions within financials and consumer-related issuers. Individual security selection continues to be an area of emphasis within these markets.

•

With continued divergence in economic growth and central bank policies, we look to maintain our U.S. dollar bias, against the euro and Japanese yen in particular. We look to tactically adjust exposures as market conditions warrant, as we believe that the dollar’s trajectory may not be as smooth as it has been during the past few months.

•	Remain selective in allocations to emerging markets debt, given increasing dispersion in the pace of economic growth.

•

Continue to hold positions in TIPS, or Treasury Inflation-Protected Securities, as we believe that inflation expectations embedded in markets appear too low given the Fed’s goal to reflate the U.S. economy.

20

Harbor Unconstrained Bond Fund

MANAGERS’ COMMENTARY—Continued

This report contains the current opinions of Pacific Investment Management Company LLC at the time of its publication and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.

Employing an unconstrained investment approach, the Fund may be exposed to certain types of securities, credit qualities, maturities, countries and regions not reflected in other fixed income indices. For example, high-yield, or below investment-grade, securities carry a higher degree of credit risk, and may be speculative and more volatile. Investing in emerging markets may entail risk due to foreign economic and political developments. Also, foreign currency exposure can entail significant volatility and this may be amplified with the currencies of developing countries. As a result, investors considering an investment in the Fund should be prepared to accept significant volatility in the Fund’s performance, particularly over shorter time periods, due to the unconstrained nature of the Fund’s investment approach.

21

Harbor Unconstrained Bond Fund

FUND SUMMARY—April 30, 2015 (Unaudited)

INSTITUTIONAL CLASS

Fund #	2032

Cusip	411512817

Ticker	HAUBX

Inception Date	04/01/2010

Net Expense Ratio	1.05%[a],b

Total Net Assets (000s)	$30,547

ADMINISTRATIVE CLASS

Fund #	2232

Cusip	411512791

Ticker	HRUBX

Inception Date	04/01/2010

Net Expense Ratio	1.30%[a],[b]

Total Net Assets (000s)	$1,133

PORTFOLIO STATISTICS

Average Market Coupon	2.06%

Yield to Maturity	1.89%

Current 30-day Yield (Institutional Class)	0.50%

Weighted Average Maturity	1.69 years

Weighted Average Duration	-0.79 years

Portfolio Turnover (6-Month Period Ended 04/30/2015)	398%	[c]

MATURITY PROFILE (% of investments)

0 to 1 yr.	117.81%

>1 to 5	-48.07%

>5 to 10	29.67%

>10 to 15	-2.00%

>15 to 20	0.00%

>20 to 25	0.56%

>25 yrs.	2.03%

FUND PERFORMANCE

The graph compares a $10,000 investment in the Fund with the performance of the BofA Merrill Lynch US Dollar 3-Month LIBOR Constant Maturity Index and Barclays U.S. Aggregate Bond Index. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

CHANGE IN A $10,000 INVESTMENT

For the period 04/01/2010 through 04/30/2015

Total Returns For the periods ended 04/30/2015
Harbor Unconstrained Bond Fund
Institutional Class	0.31%	1.82%	2.83%	2.99%	04/01/2010	$11,615
Administrative Class	0.17%	1.58%	2.58%	2.72%	04/01/2010	$11,462
Comparative Indices
BofA Merrill Lynch USD 3-Month LIBOR Constant Maturity	0.12%	0.23%	0.33%	0.33%	—	$10,168
Barclays U.S. Aggregate Bond	2.06%	4.46%	4.12%	4.27%	—	$12,366

As stated in the Fund’s current prospectus, the expense ratios were 1.05% (Net) and 1.35% (Gross) (Institutional Class); and 1.30% (Net) and 1.60% (Gross) (Administrative Class). The net expense ratios are contractually capped, excluding interest expense incurred by the Fund, if any, through 02/29/2016. The expense ratios in the prospectus may differ from the actual expense ratios for the period disclosed within this report. The expense ratios shown in the prospectus are based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus.

Performance data shown represents past performance, which is no guarantee of future results. Current performance may be higher or lower than the past performance data shown. Investment returns and the value of an investment will fluctuate, and an investor’s shares, when sold, may be worth more or less than their original cost. You can obtain performance data current to the most recent month-end (available within seven business days after the most recent month-end) by calling 800-422-1050 or visiting harborfunds.com.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. From time to time, certain fees and/or expenses have been waived or reimbursed, which has resulted in higher returns. Without these waivers and reimbursements, the returns would have been lower.

a	Annualized.

b	Reflective of a contractual expense cap effective through February 29, 2016. Expense cap excludes interest expense incurred by the Fund, if any.

c	Unannualized.

22

Harbor Unconstrained Bond Fund

PORTFOLIO OF INVESTMENTS—April 30, 2015 (Unaudited)

Total Investments (% of net assets)

(Excludes net cash, short-term investments and derivative positions of -0.9%)

ASSET-BACKED SECURITIES—20.9%
Principal Amount (000s)		Value (000s)
$43	ACE Securities Corp. Home Equity Loan Trust Series 2006-OP2 Cl. A1 0.336%—08/25/2036[1]	$37
500	Asset Backed Securities Corp. Home Equity Loan Trust Series 2005-HE6 Cl. M5 0.861%—07/25/2035[1]	408
€48	Avoca Capital CLO III Plc.[2] Series III-X Cl. A 0.348%—09/15/2021[1]	54
$892	Bear Stearns Asset Backed Securities Trust Series 2007-SD2 Cl. 2A1 0.581%—09/25/2046[1]	769
39	Belle Haven ABS CLO Ltd.[2] Series 2004-1A Cl. A1ST 0.639%—11/03/2044[1,3]	20
80	Series 2004-1A Cl. A1SB 0.679%—11/03/2044[1,3]	42

		62

400	Countrywide Asset-Backed Certificates Series 2007-2 Cl. 2A3 0.321%—08/25/2037[1]	352
469	Series 2007-BC3 Cl. 1A 0.361%—11/25/2047[1]	366
400	Series 2007-11 Cl. 2A3 0.371%—06/25/2047[1]	347
100	Series 2006-1 Cl. AF5 5.884%—07/25/2036[4]	79

		1,144

176	Credit-Based Asset Servicing and Securitization LLC Series 2007-CB3 Cl. A3 5.731%—03/25/2037[4]	109
176	Series 2007-CB3 Cl. A4 5.971%—03/25/2037[4]	110

		219

591	First Franklin Mortgage Loan Trust Series 2004-FF8 Cl. M3 1.606%—10/25/2034[1]	490
500	Fremont Home Loan Trust Series 2005-D Cl. M1 0.591%—11/25/2035[1]	367
300	Goldentree Loan Opportunities VII Ltd. Series 2013-7A Cl. A 1.427%—04/25/2025[1,3]	296
54	Huntington CLO Ltd.[2] Series 2005-1A Cl. A1A 0.549%—11/05/2040[1,3]	52
52	Indymac Residential Asset Backed Trust Series 2007-B Cl. 2A2 0.341%—07/25/2037[1]	32
200	JP Morgan Mortgage Acquisition Trust Series 2006-CW1 Cl. A5 0.421%—05/25/2036[1]	179
670	Morgan Stanley ABS Capital I Inc. Trust Series 2007-HE2 Cl. A2B 0.271%—01/25/2037[1]	412
84	Series 2007-NC1 Cl. A2C 0.321%—11/25/2036[1]	59
97	Series 2006-NC5 Cl. A4 0.331%—10/25/2036[1]	67

		538

100	Morgan Stanley Capital I Inc. Trust Series 2006-HE1 Cl. A4 0.471%—01/25/2036[1]	90
27	Newcastle CLO V Ltd.[2] Series 2004-5A Cl. 1 0.607%—12/24/2039[1,3]	27
300	Oha Credit Partners VIII Ltd. Series 2013-8A Cl. A 1.395%—04/20/2025[1,3]	297
69	Ownit Mortgage Loan Asset Backed Certificates Series 2006-4 Cl. A2C 0.330%—05/25/2037[1]	48
591	RASC Trust Series 2003-KS4 Cl. AIIB 0.761%—06/25/2033[1]	505
55	Securitized Asset Backed Receivables LLC Trust Series 2004-OP1 Cl. M1 0.946%—02/25/2034[1]	52
137	Sierra Madre Funding Ltd. Series 2004-1A Cl. A1A 0.554%—09/07/2039[1,3]	109
320	Series 2004-1A Cl. ALTB 0.575%—09/07/2039[1,3]	254

		363

110	SLM Student Loan Trust Series 2010-A Cl. 2A 3.432%—05/16/2044[1,3]	116
66	Stone Tower Capital LLC Series 2007-6A Cl. A1 0.504%—04/17/2021[1,3]	65
40	Structured Asset Investment Loan Trust Series 2005-8 Cl. A4 0.541%—10/25/2035[1]	40
300	Tralee CLO III Ltd.[2] Series 2014-3A Cl. A2 1.625%—07/20/2026[1,3]	298
73	Triaxx Prime CLO[2] Series 2007-1A Cl. A1D 0.441%—10/02/2039[1,3]	58

TOTAL ASSET-BACKED SECURITIES (Cost $5,589)		6,606

BANK LOAN OBLIGATIONS—0.2%
(Cost $65)
66	HJ Heinz Co. Term Loan B2 2.775%—06/05/2020[5]	66

23

Harbor Unconstrained Bond Fund

PORTFOLIO OF INVESTMENTS—Continued

COLLATERALIZED MORTGAGE OBLIGATIONS—7.5%
Principal Amount (000s)		Value (000s)
$46	American Home Mortgage Assets Trust Series 2006-2 Cl. 1A1 1.097%—09/25/2046[1]	$33
19	Banc of America Alternative Loan Trust Series 2003-2 Cl. CB1 5.750%—04/25/2033	20
62	Banc of America Funding Trust Series 2007-D Cl. 1A4 0.411%—06/20/2047[1]	59
14	Series 2004-A Cl. 4A1 2.621%—06/20/2032[5]	14

		73

61	BCAP LLC Trust Series 2011 Cl. RR5 5.250%—06/26/2036[3]	54
30	Bear Stearns Adjustable Rate Mortgage Trust Series 2005-5 Cl. A2 2.260%—08/25/2035[1]	31
6	Series 2004-10 Cl. 15A1 2.594%—01/25/2035[5]	6
14	Series 2005-1 Cl. 4A1 2.719%—03/25/2035[5]	13

		50

692	Bear Stearns Alt-A Trust Series 2006-4 Cl. 12A1 0.521%—08/25/2036[1]	543
€98	Berica ABS Srl Series 2011-1 Cl. A1 0.321%—12/31/2055[1]	110
$50	Citigroup Mortgage Loan Trust Inc. Series 2005-3 Cl. 1A1 1.821%—08/25/2035[5]	48
35	First Horizon Mortgage Pass Through Trust Series 2005-AR4 Cl. 2A1 2.562%—10/25/2035[5]	31
€3	Granite Mortgages plc Series 2003-3 Cl. 2A 0.382%—01/20/2044[1]	4
£30	Series 2004-3 Cl. 3A2 0.946%—09/20/2044[1]	46

		50

$21	Impac CMB Trust Series 2004-4 Cl. 1A1 0.820%—09/25/2034[1]	20
9	IndyMac IMSC Mortgage Loan Trust Series 2004-AR6 Cl. 5A1 2.522%—10/25/2034[5]	9
8	JP Morgan Alternative Loan Trust Series 2006-A3 Cl. 1A3 0.331%—07/25/2036[1]	8
19	JP Morgan Chase Commercial Mortgage Securities Trust Series 2006-LDP8 Cl. 1A1 5.397%—05/15/2045	20
269	JP Morgan Mortgage Trust Series 2006-A2 Cl. 1A1 2.712%—04/25/2036[5]	244
10	Series 2006-S2 Cl. 2A2 5.875%—06/25/2021	10

		254

10	MASTR Adjustable Rate Mortgages Trust Series 2004-4 Cl. 3A1 2.178%—05/25/2034[5]	10
91	Merrill Lynch Mortgage Investors Trust Series 2003-H Cl. A3A 1.942%—01/25/2029[5]	91
116	Morgan Stanley Capital I Trust Series 2007-IQ14 Cl. A1A 5.665%—04/15/2049[5]	124
46	Structured Asset Securities Corp. Series 2005-16 Cl. 1A2 5.500%—09/25/2035	47
57	Wachovia Bank Commercial Mortgage Trust Series 2006-C27 Cl. 1A1 5.749%—07/15/2045[5]	59
361	Series 2007-C32 Cl. A1A 5.900%—06/15/2049[5]	384
48	Series 2007-C33 Cl. 1A1 6.150%—02/15/2051[5]	52

		495

12	Washington Mutual Mortgage Pass Through Certificates Trust Series 2005-AR6 Cl. 2A1A 0.411%—04/25/2045[1]	11
47	Series 2005-AR9 Cl. A1A 0.501%—07/25/2045[1]	45
98	Series 2007-HY3 Cl. 2A1 2.134%—03/25/2037[5]	87
167	Series 2007-HY4 Cl. 3A1 4.473%—04/25/2037[5]	155

		298

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $2,275)		2,388

CORPORATE BONDS & NOTES—39.5%
100	Abbey National Treasury Services plc 4.000%—04/27/2016	103
400	AbbVie Inc. 1.040%—11/06/2015[1]	401
100	Actavis Funding SCS 1.523%—03/12/2020[5]	102
100	AES Corp. 3.262%—06/01/2019[5]	100
200	Ally Financial Inc. 3.500%—07/18/2016	204
100	4.625%—06/26/2015	100
400	5.500%—02/15/2017	419

		723

1,000	American International Group Inc. 2.375%—08/24/2015	1,005
400	Anglo American Capital plc 1.225%—04/15/2016[1,3]	400
100	AT&T Inc. 4.750%—05/15/2046	98
100	Bank of America Corp. 0.588%—08/15/2016[1]	100
200	2.000%—01/11/2018	201
300	5.750%—12/01/2017	330
100	6.500%—08/01/2016	106

		737

100	Bank of America Corp. MTN[6] 1.085%—03/22/2016[1]	100
380	BP Capital Markets plc 0.610%—11/06/2015[1]	380
200	BPCE SA 5.150%—07/21/2024[3]	210

24

Harbor Unconstrained Bond Fund

PORTFOLIO OF INVESTMENTS—Continued

CORPORATE BONDS & NOTES—Continued
Principal Amount (000s)			Value (000s)
	$200	CIT Group Inc. 4.250%—08/15/2017	$204
	100	Citigroup Inc. 1.237%—07/25/2016[1]	100
	100	COX Communications Inc. 5.875%—12/01/2016[3]	107
	200	Ford Motor Credit Co. LLC 2.750%—05/15/2015	200
	300	4.207%—04/15/2016	309

			509

	400	Ford Motor Credit Co. LLC MTN[6] 1.054%—01/17/2017[5]	401
	200	Gazprom OAO Via Gaz Capital SA 5.092%—11/29/2015[3]	202
	400	General Mills Inc. 0.579%—01/29/2016[1]	400
	€100	Hellenic Railways Organization SA 4.028%—03/17/2017	76
	$400	Imperial Tobacco Finance plc 2.050%—02/11/2018[3]	402
	300	International Lease Finance Corp. 8.625%—09/15/2015	308
	100	8.750%—03/15/2017	111

			419

	100	JP Morgan Chase & Co. 1.177%—01/25/2018[1]	101
	400	3.450%—03/01/2016	409

			510

	100	JP Morgan Chase & Co. MTN[6] 0.881%—02/26/2016[1]	100
	300	1.100%—10/15/2015	301

			401

	200	KBC Bank NV 8.000%—01/25/2023[5]	223
	100	Kroger Co. 2.200%—01/15/2017	102
	100	Merrill Lynch & Co. Inc. MTN[6] 6.400%—08/28/2017	110
	400	Metropolitan Life Global Funding I 0.395%—06/23/2016[3,5]	400
	100	MGM Resorts International 6.875%—04/01/2016	104
	100	Morgan Stanley 1.750%—02/25/2016	101
	100	Mylan Inc. 1.800%—06/24/2016	101
	200	NBCUniversal Enterprise Inc. 0.812%—04/15/2016[1,3]	201
	100	Petrobras Global Finance BV 2.631%—03/17/2017[1]	97
	100	5.375%—01/27/2021	96

			193

	300	Pricoa Global Funding 1 MTN[6] 0.407%—05/16/2016[1,3]	300
	300	Sberbank of Russia Via SB Capital SA 5.499%—07/07/2015	301
	200	Sinopec Group Overseas Development 2014 Ltd. 1.051%—04/10/2017[1,3]	200
	100	SLM Corp. MTN[6] 8.450%—06/15/2018	112
	200	Verizon Communications Inc. 1.801%—09/15/2016[1]	203
	274	2.500%—09/15/2016	280

			483

	200	Volkswagen Group of America Finance LLC 0.482%—05/23/2016[1,3]	200
	1,200	Volkswagen International Finance NV 1.150%—11/20/2015[3]	1,205
	100	Wells Fargo & Co. 0.479%—10/28/2015[1]	100

	TOTAL CORPORATE BONDS & NOTES (Cost $12,519)		12,526

FOREIGN GOVERNMENT OBLIGATIONS—8.9%
R$	4,000	Brazil Letras Do Tesouro Nacional 0.000%—10/01/2015-07/01/2017[7]	1,150
	€600	Italy Buoni Poliennali Del Tesoro 2.500%—12/01/2024	736
	200	5.000%—09/01/2040	332

			1,608

	$200	Slovenia Government International Bond 5.250%—02/18/2024	231
	€300	Spain Government Bond 2.750%—10/31/2024[3]	376

	TOTAL FOREIGN GOVERNMENT OBLIGATIONS (Cost $3,220)		2,825

MORTGAGE PASS-THROUGH—2.2%
	$97	Federal Home Loan Mortgage Corp. 1.717%—10/25/2021[5]	8
		Federal Home Loan Mortgage Corp. REMIC[8]
	61	11.650%—04/15/2044[5]	65
	56	13.020%—02/15/2044[5]	59

			124

	7	Federal National Mortgage Association 2.304%—07/01/2032[1]	7
	79	2.791%—11/01/2042[1]	82
	11	4.500%—02/01/2026	12

			101

	24	Federal National Mortgage Association REMIC[8] 0.301%—03/25/2034[1]	24
	400	Government National Mortgage Association TBA[9] 3.500%—05/21/2043	422

	TOTAL MORTGAGE PASS-THROUGH (Cost $677)		679

MUNICIPAL BONDS—1.8%
	100	Buckeye Tobacco Settlement Financing Authority 5.875%—06/01/2047	82
	100	6.000%—06/01/2042	84

			166

	100	California State 7.600%—11/01/2040	156
	200	New York City, NY 5.887%—12/01/2024	245

	TOTAL MUNICIPAL BONDS (Cost $442)		567

25

Harbor Unconstrained Bond Fund

PORTFOLIO OF INVESTMENTS—Continued

PREFERRED STOCKS—0.1%
(Cost $24)
Shares		Value (000s)
CONSUMER FINANCE—0.1%
900	Ally Financial Inc.	$24

PURCHASED OPTIONS—0.4%
No. of Contracts
500,000	Currency Option U.S. Dollar vs. Chinese Yuan $7.50—02/02/2016	2
500,000	Interest Rate Floor Option 1.180[j]—11/24/2015	1
12,300,000	Interest Rate Swap Option 3 year 1 year 2.700%—02/04/2016-02/18/2016	25
17,800,000	Interest Rate Swap Option 2 year 1.120%—12/01/2015-01/06/2016	53
1,200,000	Interest Rate Swap Option 30 year 3.550%—10/27/2017-11/27/2017	51
40	U.S. Treasury Note Futures 10 year $112.00—05/22/2015	1

TOTAL PURCHASED OPTIONS (Premiums Paid/Cost $170)		133

U.S. GOVERNMENT OBLIGATIONS—19.4%
Principal Amount (000s)
$100	U.S. Treasury Bonds 3.000%—11/15/2044	105
400	3.125%—08/15/2044	431

		536

1,092	U.S. Treasury Inflation Indexed Bonds[10] 0.125%—07/15/2024	1,100
1,091	0.250%—01/15/2025	1,106
1,067	2.000%—01/15/2026	1,269
249	2.375%—01/15/2025[11]	303

		3,778

700	U.S. Treasury Notes 1.875%—11/30/2021	705
$300	2.000%—05/31/2021	$305
800	2.125%—09/30/2021	819

		1,829

TOTAL U.S. GOVERNMENT OBLIGATIONS (Cost $6,010)		6,143

SHORT-TERM INVESTMENTS—8.2%
CERTIFICATES OF DEPOSIT—3.1%
400	Credit Suisse NY 0.583%—08/24/2015[1]	400
400	Royal BK of Canada 1.370%—05/07/2015	331
250	Sumitomo Mitsui Banking Corp. 0.599%—04/29/2016[5]	250

		981

COMMERCIAL PAPER—1.3%
400	Vodafone Group plc 0.600%—06/29/2015	400

REPURCHASE AGREEMENTS—3.8%
1,100	Repurchase Agreement with Citigroup Inc. dated April 30, 2015 due May 01, 2015 at 0.220% collateralized by U.S. Treasury Notes (market value $1,115)	1,100
112	Repurchase Agreement with State Street Corp. dated April 30, 2015 due May 01, 2015 at 0.000% collateralized by U.S. Treasury Notes (market value $115)	112

		1,212

TOTAL SHORT-TERM INVESTMENTS (Cost $2,629)		2,593

TOTAL INVESTMENTS—109.1% (Cost $33,620)		34,550

CASH AND OTHER ASSETS, LESS LIABILITIES—(9.1)%		(2,870)

TOTAL NET ASSETS—100.0%		$31,680

FUTURES CONTRACTS OPEN AT APRIL 30, 2015

Description	Number of Contracts	Aggregate Face Value (000s)		Expiration Date	Unrealized Appreciation/ (Depreciation) (000s)
Canadian Government Bond Futures 10 year (Sell)	4	CAD$	400	06/19/2015	$1
Italian Government Futures 10 year (Buy)	5		€500	06/08/2015	(6)
Eurodollar Futures-CME 90 day (Buy)	25		$6,250	12/14/2015	13
Eurodollar Futures-CME 90 day (Sell)	11		2,750	06/15/2015	(2)
Eurodollar Futures-CME 90 day (Sell)	6		1,500	09/14/2015	(1)
Eurodollar Futures-CME 90 day (Sell)	7		1,750	03/14/2016	(2)
Eurodollar Futures-CME 90 day (Sell)	1		250	06/13/2016	—
Eurodollar Futures-CME 90 day (Sell)	29		7,250	12/19/2016	(30)
U.S. Treasury Note Futures 10 year (Buy)	27		2,700	06/19/2015	27

Total Futures Contracts					$—

26

Harbor Unconstrained Bond Fund

PORTFOLIO OF INVESTMENTS—Continued

WRITTEN OPTIONS OPEN AT APRIL 30, 2015

WRITTEN OPTIONS NOT SETTLED THROUGH VARIATION MARGIN

Description	Counterparty	Number of Contracts	Strike Index/ Rate/Price	Expiration Date	Premiums Received (000s)	Value (000s)
Interest Rate Floor Option (Call)	Goldman Sachs Bank USA	1,000,000	0.850%	11/24/2015	$1	$(1)
Interest Rate Swap Option 2 year (Put)	Bank of America NA	100,000	2.500	02/04/2016	—	—
Interest Rate Swap Option 2 year (Put)	Morgan Stanley Capital Services LLC	6,100,000	2.500	02/18/2016	13	(12)
Interest Rate Swap Option 2 year (Put)	Morgan Stanley Capital Services LLC	6,100,000	2.500	02/04/2016	13	(11)
Interest Rate Swap Option 5 year (Put)	Deutsche Bank AG	800,000	3.460	11/27/2017	15	(9)
Interest Rate Swap Option 5 year (Put)	Deutsche Bank AG	800,000	3.530	11/27/2017	17	(8)
Interest Rate Swap Option 5 year (Put)	Deutsche Bank AG	800,000	3.550	11/27/2017	14	(8)
Interest Rate Swap Option 5 year (Call)	Morgan Stanley Capital Services LLC	300,000	1.550	09/17/2015	2	(2)
Interest Rate Swap Option 5 year (Put)	Morgan Stanley Capital Services LLC	300,000	2.050	09/17/2015	2	(1)
Interest Rate Swap Option 5 year (Put)	Morgan Stanley Capital Services LLC	800,000	3.530	02/29/2016	10	—
Interest Rate Swap Option 5 year (Put)	Morgan Stanley Capital Services LLC	2,600,000	3.550	10/27/2017	45	(25)
Interest Rate Swap Option 10 year (Call)	Bank of America NA	300,000	2.150	12/01/2015	3	(5)
Interest Rate Swap Option 10 year (Call)	Bank of America NA	600,000	2.300	12/01/2015	7	(14)
Interest Rate Swap Option 10 year (Call)	Goldman Sachs Bank USA	1,200,000	2.300	12/01/2015	17	(29)
Interest Rate Swap Option 10 year (Call)	Morgan Stanley Capital Services LLC	700,000	1.750	07/24/2015	5	(2)
Interest Rate Swap Option 10 year (Call)	Morgan Stanley Capital Services LLC	700,000	1.750	01/06/2016	8	(5)
Interest Rate Swap Option 10 year (Call)	Morgan Stanley Capital Services LLC	1,000,000	2.000	12/16/2015	12	(13)
Interest Rate Swap Option 10 year (Put)	Morgan Stanley Capital Services LLC	700,000	2.250	07/24/2015	7	(8)
Currency Option Euro vs. U.S. Dollar (Put)	Bank of America NA	161,000	$1.04	06/11/2015	1	—
Currency Option Euro vs. U.S. Dollar (Call)	BNP Paribas SA	300,000	1.11	05/22/2015	2	(7)
Currency Option Euro vs. U.S. Dollar (Put)	BNP Paribas SA	300,000	1.03	05/22/2015	2	—
Currency Option Euro vs. U.S. Dollar (Put)	BNP Paribas SA	484,000	1.04	06/11/2015	3	(1)
Currency Option U.S. Dollar vs. Brazilian Real (Call)	Bank of America NA	27,000	3.62	09/10/2015	1	—
Currency Option U.S. Dollar vs. Brazilian Real (Call)	Bank of America NA	34,000	3.96	03/10/2016	1	(1)
Currency Option U.S. Dollar vs. Brazilian Real (Call)	Credit Suisse International	104,000	3.62	09/10/2015	2	(1)
Currency Option U.S. Dollar vs. Brazilian Real (Call)	JP Morgan Chase Bank NA	97,000	3.96	03/10/2016	3	(2)
Currency Option U.S. Dollar vs. Chinese Yuan (Call)	Barclays Bank plc	18,000	7.00	02/02/2016	—	—
Currency Option U.S. Dollar vs. Chinese Yuan (Call)	Credit Suisse International	24,400	6.90	02/02/2016	—	—
Currency Option U.S. Dollar vs. Chinese Yuan (Call)	JP Morgan Chase Bank NA	225,600	6.90	02/02/2016	2	(1)
Currency Option U.S. Dollar vs. Chinese Yuan (Call)	UBS AG Stamford	232,000	7.00	02/02/2016	2	—
Currency Option Euro vs. Canadian Dollar (Put)	Bank of America NA	39,000	1.38	05/22/2015	—	(1)
Currency Option Euro vs. Canadian Dollar (Put)	HSBC Bank USA NA	113,000	1.38	05/22/2015	1	(2)

Total Written Options Not Settled Through Variation Margin					$211	$(169)

Total Written Options					$211	$(169)

FORWARD CURRENCY CONTRACTS OPEN AT APRIL 30, 2015

Currency	Counterparty	Value (000s)	Aggregate Face Value (000s)	Delivery Date	Unrealized Appreciation/ (Depreciation) (000s)
Australian Dollar (Sell)	Australia and New Zealand Banking Group	$21	$21	06/02/2015	$—
Brazilian Real (Buy)	Bank of America NA	80	81	05/05/2015	(1)
Brazilian Real (Buy)	Bank of America NA	80	77	06/02/2015	3
Brazilian Real (Buy)	Deutsche Bank AG	428	416	05/05/2015	12
Brazilian Real (Buy)	Deutsche Bank AG London	118	134	07/02/2015	(16)
Brazilian Real (Buy)	HSBC Bank USA	80	78	05/05/2015	2
Brazilian Real (Buy)	JP Morgan Chase Bank	427	431	05/05/2015	(4)
Brazilian Real (Sell)	Bank of America NA	80	77	05/05/2015	(3)
Brazilian Real (Sell)	BNP Paribas SA	631	799	10/02/2015	168
Brazilian Real (Sell)	Deutsche Bank AG	428	431	05/05/2015	3
Brazilian Real (Sell)	Deutsche Bank AG	423	412	06/02/2015	(11)
Brazilian Real (Sell)	HSBC Bank USA	80	81	05/05/2015	1
Brazilian Real (Sell)	JP Morgan Chase Bank	428	398	05/05/2015	(30)
Brazilian Real (Sell)	UBS AG	280	360	01/04/2017	80
Brazilian Real (Sell)	UBS AG	268	352	07/05/2017	84
British Pound Sterling (Sell)	Deutsche Bank AG	141	136	05/06/2015	(5)
Canadian Dollar (Buy)	Credit Suisse International	80	76	05/06/2015	4
Canadian Dollar (Sell)	Bank of America Corp.	328	360	05/05/2015	32
Euro Currency (Buy)	Bank of America NA	149	141	05/06/2015	8
Euro Currency (Buy)	Bank of America NA	308	301	06/02/2015	7
Euro Currency (Buy)	Bank of America NA	26	31	06/13/2016	(5)
Euro Currency (Buy)	Bank of America NA	627	600	06/13/2016	27
Euro Currency (Buy)	Bank of America NA	161	154	06/27/2016	7

27

Harbor Unconstrained Bond Fund

PORTFOLIO OF INVESTMENTS—Continued

FORWARD CURRENCY CONTRACTS—Continued

Currency	Counterparty	Value (000s)	Aggregate Face Value (000s)	Delivery Date	Unrealized Appreciation/ (Depreciation) (000s)
Euro Currency (Buy)	BNP Paribas SA	$933	$1,113	06/15/2015	$(180)
Euro Currency (Buy)	Credit Suisse International	7	8	06/15/2015	(1)
Euro Currency (Buy)	Deutsche Bank AG	3,676	3,564	05/06/2015	112
Euro Currency (Buy)	Deutsche Bank AG	126	119	06/13/2016	7
Euro Currency (Buy)	Deutsche Bank AG London	115	137	06/13/2016	(22)
Euro Currency (Buy)	Goldman Sachs Bank USA	27	26	05/06/2015	1
Euro Currency (Buy)	Goldman Sachs Capital Markets LP	105	125	06/15/2015	(20)
Euro Currency (Buy)	UBS AG	124	119	05/06/2015	5
Euro Currency (Sell)	Bank of America Corp.	274	332	06/15/2015	58
Euro Currency (Sell)	Bank of America Corp.	653	788	06/13/2016	135
Euro Currency (Sell)	Bank of America Corp.	162	196	06/27/2016	34
Euro Currency (Sell)	Bank of America NA	781	747	05/06/2015	(34)
Euro Currency (Sell)	Barclays Bank plc	231	278	06/15/2015	47
Euro Currency (Sell)	Barclays Bank plc	178	216	06/27/2016	38
Euro Currency (Sell)	BNP Paribas SA	1,861	1,784	05/06/2015	(77)
Euro Currency (Sell)	BNP Paribas SA	113	136	06/15/2015	23
Euro Currency (Sell)	Credit Suisse Group AG	226	273	06/15/2015	47
Euro Currency (Sell)	Credit Suisse International	200	237	06/15/2015	37
Euro Currency (Sell)	Deutsche Bank AG	125	118	05/06/2015	(7)
Euro Currency (Sell)	Deutsche Bank AG	3,561	3,452	06/02/2015	(109)
Euro Currency (Sell)	Deutsche Bank AG London	240	290	06/13/2016	50
Euro Currency (Sell)	Goldman Sachs Bank USA	55	53	05/06/2015	(2)
Euro Currency (Sell)	UBS AG	1,155	1,131	05/06/2015	(24)
Indian Rupee (Buy)	Goldman Sachs Capital Markets LP	719	731	06/26/2015	(12)
Indian Rupee (Sell)	JP Morgan Chase Bank	261	265	06/26/2015	4
Indian Rupee (Sell)	UBS AG	448	453	06/26/2015	5
Japanese Yen (Buy)	BNP Paribas SA	343	344	06/03/2015	(1)
Japanese Yen (Buy)	Credit Suisse International	267	268	05/08/2015	(1)
Japanese Yen (Buy)	JP Morgan Chase Bank NA	1,409	1,414	05/08/2015	(5)
Japanese Yen (Sell)	Bank of America NA	1,513	1,512	05/08/2015	(1)
Japanese Yen (Sell)	Deutsche Bank AG London	195	324	10/11/2016	129
Japanese Yen (Sell)	JP Morgan Chase Bank NA	1,410	1,415	06/03/2015	5
Japanese Yen (Sell)	UBS AG	163	163	05/08/2015	—
Mexican Peso (Buy)	Barclays Bank plc	88	89	05/05/2015	(1)
Mexican Peso (Buy)	BNP Paribas SA	280	290	05/05/2015	(10)
Mexican Peso (Buy)	BNP Paribas SA	555	552	07/07/2015	3
Mexican Peso (Buy)	Deutsche Bank AG	553	556	06/11/2015	(3)
Mexican Peso (Buy)	HSBC Bank USA	236	236	05/05/2015	—
Mexican Peso (Buy)	UBS AG	312	326	05/05/2015	(14)
Mexican Peso (Sell)	Bank of America NA	22	22	05/05/2015	—
Mexican Peso (Sell)	Bank of America NA	32	32	06/09/2015	—
Mexican Peso (Sell)	Barclays Bank plc	53	52	05/05/2015	(1)
Mexican Peso (Sell)	BNP Paribas SA	558	555	05/05/2015	(3)
Mexican Peso (Sell)	Deutsche Bank AG London	284	281	05/05/2015	(3)
Mexican Peso (Sell)	HSBC Bank USA	34	34	07/07/2015	—
South Korean Won (Sell)	Credit Suisse International	360	341	05/18/2015	(19)

Total Forward Currency Contracts					$553

SWAP AGREEMENTS OPEN AT APRIL 30, 2015

CENTRALLY CLEARED SWAP AGREEMENTS INTEREST RATE SWAPS

Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Fixed Rate	Expiration Date	Notional Amount (000s)	Unrealized Appreciation/ (Depreciation) (000s)
CME Group	EUR-EURIBOR-Act/360-Bloomberg 6-Month	Pay	0.950%	03/25/2025	€100	$(3)
CME Group	EUR-EURIBOR-Act/360-Bloomberg 6-Month	Pay	0.750	09/16/2025	1,600	22
CME Group	EUR-EURIBOR-Act/360-Bloomberg 6-Month	Pay	1.000	03/18/2045	100	1
CME Group	EUR-EURIBOR-Act/360-Bloomberg 6-Month	Pay	1.250	09/16/2045	350	27
CME Group	EUR-EURIBOR-Act/360-Bloomberg 6-Month	Pay	1.500	03/16/2046	100	—

28

Harbor Unconstrained Bond Fund

PORTFOLIO OF INVESTMENTS—Continued

SWAP AGREEMENTS—Continued

CENTRALLY CLEARED SWAP AGREEMENTS—Continued INTEREST RATE SWAPS

Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Fixed Rate	Expiration Date	Notional Amount (000s)		Unrealized Appreciation/ (Depreciation) (000s)
CME Group	British Bankers’ Association LIBOR GBP 6-Month	Pay	1.650%	01/22/2020		£200	$(3)
CME Group	British Bankers’ Association LIBOR GBP 6-Month	Pay	2.000	03/18/2022		500	(9)
CME Group	Mexico Interbank TIIE 28 Day	Pay	5.430	11/17/2021	MEX$	400	—
CME Group	Mexico Interbank TIIE 28 Day	Pay	7.740	05/29/2024		2,100	—
CME Group	Mexico Interbank TIIE 28 Day	Pay	7.650	05/30/2024		9,500	14
CME Group	Mexico Interbank TIIE 28 Day	Pay	6.150	06/07/2024		3,400	3
CME Group	Mexico Interbank TIIE 28 Day	Pay	7.410	08/02/2024		7,100	(2)
CME Group	Mexico Interbank TIIE 28 Day	Pay	5.980	08/26/2024		400	(1)
CME Group	Mexico Interbank TIIE 28 Day	Pay	5.860	03/25/2025		1,100	(1)
CME Group	Mexico Interbank TIIE 28 Day	Pay	5.890	03/26/2025		10,000	(10)
CME Group	British Bankers’ Association LIBOR USD 3-Month	Pay	1.000	12/17/2016		$11,000	(63)
CME Group	British Bankers’ Association LIBOR USD 3-Month	Pay	1.850	05/18/2017		2,900	(10)
CME Group	British Bankers’ Association LIBOR USD 3-Month	Pay	1.250	06/17/2017		1,400	(8)
CME Group	British Bankers’ Association LIBOR USD 3-Month	Pay	1.750	06/17/2018		4,600	(58)
CME Group	British Bankers’ Association LIBOR USD 3-Month	Pay	1.650	10/16/2019		5,700	(37)
CME Group	British Bankers’ Association LIBOR USD 3-Month	Pay	2.500	12/17/2021		3,800	(111)
CME Group	British Bankers’ Association LIBOR USD 3-Month	Pay	3.000	12/17/2024		2,000	(140)
CME Group	British Bankers’ Association LIBOR USD 3-Month	Pay	2.250	05/13/2025		100	—

Interest Rate Swaps							$(389)

CENTRALLY CLEARED SWAP AGREEMENTS CREDIT DEFAULT SWAPS

Counterparty	Reference Entity	Buy/ Sell[b,c]	Pay/Receive Fixed Rate	Expiration Date	Implied Credit Spread[d]	Value[e] (000s)	Upfront Premium Paid/(Received) (000s)	Notional Amount[f] (000s)	Unrealized Appreciation/ (Depreciation) (000s)
ICE Group	Dow Jones CDX North America High Yield Index Series 24	Buy	5.000%	06/20/2020	3.405%	$69	$60	$900	$9
ICE Group	Dow Jones CDX North America Investment Grade Index Series 24	Buy	1.000	06/20/2020	0.635	48	47	2,500	1

Credit Default Swaps									$10

OVER-THE-COUNTER (OTC) SWAP AGREEMENTS INTEREST RATE SWAPS

Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Fixed Rate	Expiration Date	Notional Amount (000s)		Unrealized Appreciation/ (Depreciation) (000s)
Bank of America NA	Brazil Cetip Interbank Deposit	Pay	12.360%	01/02/2018	R$	700	$(4)
Bank of America NA	Brazil Cetip Interbank Deposit	Pay	11.160	01/04/2021		900	(11)
Bank of America NA	Brazil Cetip Interbank Deposit	Pay	12.060	01/04/2021		300	(2)
BNP Paribas SA	Brazil Cetip Interbank Deposit	Pay	11.160	01/04/2021		2,000	(23)
BNP Paribas SA	Brazil Cetip Interbank Deposit	Pay	12.060	01/04/2021		800	(2)
Credit Suisse International	Brazil Cetip Interbank Deposit	Pay	12.360	01/02/2018		1,700	(9)
Credit Suisse International	Brazil Cetip Interbank Deposit	Pay	11.680	01/04/2021		400	(4)
Credit Suisse International	Brazil Cetip Interbank Deposit	Pay	12.230	01/04/2021		400	(1)
Deutsche Bank AG	Brazil Cetip Interbank Deposit	Pay	12.360	01/02/2018		800	(4)
Deutsche Bank AG	Brazil Cetip Interbank Deposit	Pay	11.680	01/04/2021		1,200	(12)
Deutsche Bank AG	Brazil Cetip Interbank Deposit	Pay	12.230	01/04/2021		700	(1)
Goldman Sachs Bank USA	Brazil Cetip Interbank Deposit	Pay	12.180	01/02/2018		700	(4)
HSBC Bank USA NA	Brazil Cetip Interbank Deposit	Pay	12.180	01/02/2018		700	(4)
HSBC Bank USA NA	Brazil Cetip Interbank Deposit	Pay	11.680	01/04/2021		100	(1)
Morgan Stanley Capital Services LLC	Brazil Cetip Interbank Deposit	Pay	12.180	01/02/2018		700	(4)
Morgan Stanley Capital Services LLC	Brazil Cetip Interbank Deposit	Pay	11.680	01/04/2021		300	(3)
Morgan Stanley Capital Services LLC	Brazil Cetip Interbank Deposit	Pay	12.060	01/04/2021		500	(3)
Bank of America NA	Eurostat Eurozone HICP Ex Tobacco NSA	Receive	0.710	01/29/2020		€400	7
BNP Paribas SA	Eurostat Eurozone HICP Ex Tobacco NSA	Receive	0.700	01/30/2020		300	5
Goldman Sachs Bank USA	Eurostat Eurozone HICP Ex Tobacco NSA	Receive	0.740	01/26/2020		400	6
Goldman Sachs Bank USA	Eurostat Eurozone HICP Ex Tobacco NSA	Receive	0.660	01/30/2020		600	10
Goldman Sachs Bank USA	Eurostat Eurozone HICP Ex Tobacco NSA	Receive	0.990	03/30/2020		500	2

29

Harbor Unconstrained Bond Fund

PORTFOLIO OF INVESTMENTS—Continued

SWAP AGREEMENTS—Continued

OVER-THE-COUNTER (OTC) SWAP AGREEMENTS—Continued INTEREST RATE SWAPS

Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Fixed Rate	Expiration Date	Notional Amount (000s)		Unrealized Appreciation/ (Depreciation) (000s)
Bank of America NA	UK Retail Prices Index All Items NSA	Pay	3.550%	12/11/2044		£15	$1
BNP Paribas SA	UK Retail Prices Index All Items NSA	Pay	3.550	12/11/2044		10	—
Credit Suisse International	UK Retail Prices Index All Items NSA	Pay	3.550	11/15/2044		10	1
Credit Suisse International	UK Retail Prices Index All Items NSA	Pay	3.450	12/15/2044		8	—
Goldman Sachs Bank USA	UK Retail Prices Index All Items NSA	Pay	3.140	01/14/2030		90	(3)
Morgan Stanley Capital Services LLC	UK Retail Prices Index All Items NSA	Pay	3.550	11/15/2044		10	1
UBS AG Stamford	UK Retail Prices Index All Items NSA	Pay	2.950	01/12/2025		10	—
HSBC Bank USA NA	Mexico Interbank TIIE 28 Day	Pay	7.650	05/30/2024	MEX$	1,500	2

Interest Rate Swaps							$(60)

OVER-THE-COUNTER (OTC) SWAP AGREEMENTS CREDIT DEFAULT SWAPS

Counterparty	Reference Entity	Buy/ Sell[b,c]	Pay/Receive Fixed Rate	Expiration Date	Implied Credit Spread[d]	Value[e] (000s)	Upfront Premium Paid/(Received) (000s)	Notional Amount[f] (000s)	Unrealized Appreciation/ (Depreciation) (000s)
Bank of America NA	HSBC Bank plc 4.000% due 01/15/2021	Sell	1.000%	03/20/2019	0.485%	$2	$2	€100	$—
Deutsche Bank AG	HSBC Bank plc 4.000% due 01/15/2021	Sell	1.000	03/20/2019	0.485	2	1	100	1
JP Morgan Chase Bank NA	HSBC Bank plc 4.000% due 01/15/2021	Sell	1.000	03/20/2019	0.485	9	7	400	2
BNP Paribas SA	Berkshire Hathaway Inc. 1.900% due 01/31/2017	Sell	1.000	06/20/2016	0.160	1	2	$100	(1)
Deutsche Bank AG	Berkshire Hathaway Inc. 1.900% due 01/31/2017	Sell	1.000	09/20/2016	0.198	1	1	100	—
Deutsche Bank AG	Berkshire Hathaway Inc. 1.900% due 01/31/2017	Sell	1.000	03/20/2019	0.441	2	2	100	—
Deutsche Bank AG	Berkshire Hathaway Inc. 1.900% due 01/31/2017	Sell	1.000	12/20/2023	0.989	—	(9)	400	9
Goldman Sachs International	Berkshire Hathaway Inc. 1.900% due 01/31/2017	Sell	1.000	09/20/2018	0.390	2	3	100	(1)
JP Morgan Chase Bank NA	Berkshire Hathaway Inc. 1.900% due 01/31/2017	Sell	1.000	09/20/2016	0.198	1	2	100	(1)
Morgan Stanley Capital Services LLC	Berkshire Hathaway Inc. 1.900% due 01/31/2017	Sell	1.000	09/20/2016	0.198	1	2	100	(1)
Goldman Sachs International	Citigroup Inc. 6.130% due 05/15/2018	Sell	1.000	03/20/2019	0.588	2	1	100	1
Goldman Sachs International	Dow Jones CDX North America High Yield Index Series 23	Sell	5.000	12/20/2019	1.806	45	42	300	3
Barclays Bank plc	General Electric Capital Corp. 5.630% due 09/15/2017	Sell	1.000	09/20/2015	0.094	1	1	100	—
Barclays Bank plc	General Electric Capital Corp. 5.630% due 09/15/2017	Sell	1.000	09/20/2017	0.175	2	2	100	—
Deutsche Bank AG	General Electric Capital Corp. 5.630% due 09/15/2017	Sell	1.000	09/20/2015	0.094	1	1	100	—
Deutsche Bank AG	General Electric Capital Corp. 5.630% due 09/15/2017	Sell	1.000	06/20/2016	0.115	2	3	200	(1)
Morgan Stanley Capital Services LLC	General Electric Capital Corp. 5.630% due 09/15/2017	Sell	1.000	09/20/2015	0.094	1	1	100	—
Credit Suisse International	JP Morgan Chase & Co. 4.750% due 03/01/2015	Sell	1.000	09/20/2015	0.178	—	—	100	—
Deutsche Bank AG	JP Morgan Chase & Co. 4.750% due 03/01/2015	Sell	1.000	09/20/2015	0.178	1	2	200	(1)
Bank of America NA	JSC GAZPROM	Sell	1.000	09/20/2015	3.618	(1)	(1)	100	—
Deutsche Bank AG	Kingdom of Spain 5.500% due 07/30/2017	Sell	1.000	06/20/2016	0.307	3	4	300	(1)
Goldman Sachs International	Kingdom of Spain 5.500% due 07/30/2017	Sell	1.000	03/20/2019	0.658	1	(1)	100	2
Morgan Stanley Capital Services LLC	Kingdom of Spain 5.500% due 07/30/2017	Sell	1.000	12/20/2019	0.728	7	4	500	3

30

Harbor Unconstrained Bond Fund

PORTFOLIO OF INVESTMENTS—Continued

SWAP AGREEMENTS—Continued

OVER-THE-COUNTER (OTC) SWAP AGREEMENTS—Continued CREDIT DEFAULT SWAPS

Counterparty	Reference Entity	Buy/ Sell[b,c]	Pay/Receive Fixed Rate	Expiration Date	Implied Credit Spread[d]	Value[e] (000s)	Upfront Premium Paid/(Received) (000s)	Notional Amount[f] (000s)	Unrealized Appreciation/ (Depreciation) (000s)
Barclays Bank plc	MetLife, Inc. 4.750% due 02/08/2021	Sell	1.000%	09/20/2019	0.650%	$2	$2	$100	$—
Goldman Sachs International	Prudential Financial, Inc. 6.100% due 06/15/2017	Sell	1.000	09/20/2019	0.708	1	2	100	(1)
Barclays Bank plc	Republic of Italy 6.880% due 09/27/2023	Sell	1.000	12/20/2019	1.018	—	(4)	500	4
Deutsche Bank AG	Republic of Italy 6.880% due 09/27/2023	Sell	1.000	06/20/2019	0.958	1	—	400	1
Deutsche Bank AG	Republic of Italy 6.880% due 09/27/2023	Sell	1.000	09/20/2019	0.990	—	1	200	(1)
HSBC Bank USA NA	Republic of Italy 6.880% due 09/27/2023	Sell	1.000	06/20/2017	0.644	3	4	400	(1)
HSBC Bank USA NA	Republic of Italy 6.880% due 09/27/2023	Sell	1.000	03/20/2019	0.932	—	(2)	100	2
Morgan Stanley Capital Services LLC	Republic of Italy 6.880% due 09/27/2023	Sell	1.000	12/20/2019	1.018	—	—	100	—
Bank of America NA	Russian Federation 7.500% due 03/31/2030	Sell	1.000	09/20/2015	2.853	(1)	(1)	100	—
JP Morgan Chase Bank NA	State of Qatar 9.750% due 06/15/2030	Sell	1.000	06/20/2019	0.567	2	2	100	—
Credit Suisse International	Wells Fargo & Co. 0.480% due 10/28/2015	Sell	1.000	09/20/2017	0.189	2	2	100	—

Credit Default Swaps									$18

Total Swaps									$(421)

FIXED INCOME INVESTMENTS SOLD SHORT AT APRIL 30, 2015

Par Value (000s)	Security	Proceeds (000s)	Value (000s)
$6,100	Federal National Mortgage Association TBA[9]	$6,479	$(6,475)

FAIR VALUE MEASUREMENTS

The following table summarizes the Fund’s investments as of April 30, 2015 based on the inputs used to value them.

Asset Category	Quoted Prices Level 1 (000s)	Other Significant Observable Inputs Level 2 (000s)	Significant Unobservable Inputs Level 3 (000s)	Total (000s)
Investments in Securities
Asset-Backed Securities	$—	$6,606	$—	$6,606
Bank Loan Obligations	—	66	—	66
Collateralized Mortgage Obligations	—	2,388	—	2,388
Corporate Bonds & Notes	—	12,526	—	12,526
Foreign Government Obligations	—	2,825	—	2,825
Mortgage Pass-Through	—	679	—	679
Municipal Bonds	—	567	—	567
Preferred Stocks	24	—	—	24
Purchased Options	1	132	—	133
U.S. Government Obligations	—	6,143	—	6,143
Short-Term Investments
Certificates of Deposit	—	981	—	981
Commercial Paper	—	400	—	400
Repurchase Agreements	—	1,212	—	1,212

Total Investments in Securities	$25	$34,525	$—	$34,550

31

Harbor Unconstrained Bond Fund

PORTFOLIO OF INVESTMENTS—Continued

FAIR VALUE MEASUREMENTS—Continued

Asset Category	Quoted Prices Level 1 (000s)	Other Significant Observable Inputs Level 2 (000s)	Significant Unobservable Inputs Level 3 (000s)	Total (000s)
Financial Derivative Instruments—Assets
Forward Currency Contracts	$—	$1,178	$—	$1,178
Futures Contracts	41	—	—	41
Swap Agreements	—	140	—	140

Total Financial Derivative Instruments—Assets	$41	$1,318	$—	$1,359

Liability Category
Fixed Income Investments Sold Short	$—	$(6,475)	$—	$(6,475)

Investments in Other Financial Instruments
Forward Currency Contracts	$—	$(625)	$—	$(625)
Futures Contracts	(41)	—	—	(41)
Swap Agreements	—	(561)	—	(561)
Written Options	—	(169)	—	(169)

Total Financial Derivative Instruments—Liabilities	$(41)	$(1,355)	$—	$(1,396)

Total Investments	$25	$28,013	$—	$28,038

There were no Level 3 holdings at October 31, 2014 or April 30, 2015, and no transfers between levels during the period.

For more information on valuation inputs and their aggregation into the levels used in the table above, please refer to the Fair Value Measurements and Disclosures in Note 2 of the accompanying Notes to Financial Statements.

32

Harbor Unconstrained Bond Fund

PORTFOLIO OF INVESTMENTS—Continued

1	Floating rate security, the stated rate represents the rate in effect at April 30, 2015.

2	CLO after the name of a security stands for Collateralized Loan Obligations.

3	Securities purchased in a transaction exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The Fund has no right to demand registration of these securities. These securities are priced by an independent pricing service in accordance with Harbor Funds Valuation Procedures. At April 30, 2015, the aggregate value of these securities was $5,891 or 19% of net assets.

4	Step coupon security, the stated rate represents the rate in effect at April 30, 2015.

5	Variable rate security, the stated rate represents the rate in effect at April 30, 2015.

6	MTN after the name of a security stands for Medium Term Note.

7	Zero coupon bond.

8	REMICs are CMOs which can hold mortgages secured by any type of real property and issue multiple-class securities backed by those mortgages.

9	TBAs are mortgage-backed securities traded under delayed delivery commitments, settling after April 30, 2015. Although the unit price for the trades has been established, the principal value has not been finalized. However, the amount of the commitments will not fluctuate more than 2% from the principal amount. Income on TBAs is not earned until settlement date (see Note 2 of the accompanying Notes to Financial Statements).

10	Inflation-protected securities (“IPS”) are securities in which the principal amount is adjusted for inflation and interest payments are applied to the inflation-adjusted principal.

11	At April 30, 2015, a portion of securities held by the Fund were pledged to cover margin requirements for open future contracts, written options on futures contracts and swap options (see Note 2 of the accompanying Notes to Financial Statements). The securities pledged had an aggregate value of $74 or less than 0% of net assets.

b	If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

c	If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

d	Implied credit spreads, represented in absolute terms, utilized in determining the value of credit default swap agreements on corporate issues or sovereign issues of an emerging country as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.

e	The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

f	The maximum potential amount the Fund could be required to make as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

j	Amount represents Index Value.

R$	Brazilian Real.

£	British Pound.

CAD$	Canadian Dollar.

€	Euro.

MEX$	Mexican Peso.

The accompanying notes are an integral part of the Financial Statements.

33

Harbor Strategic Markets Funds

STATEMENTS OF ASSETS AND LIABILITIES—April 30, 2015 (Unaudited)

(All amounts in thousands, except per share amounts)

	Harbor Commodity Real Return Strategy Fund (Consolidated)	Harbor Unconstrained Bond Fund
ASSETS
Investments, at identified cost*	$205,566	$33,620
Investments, at value	$186,251	$33,338
Repurchase agreements	18,277	1,212
Cash-restricted	551	497
Cash	262	11
Foreign currency, at value (cost: $283 and $397)	298	409
Receivables for:
Investments sold	10,851	14,093
Foreign currency spot contracts	1	2
Capital shares sold	204	—
Interest	425	144
Unrealized appreciation on open forward currency contracts	2,900	1,178
Unrealized appreciation on OTC swap agreements	3,580	63
Swap premiums paid	—	86
Variation margin on options and futures contracts	12	—
Variation margin on centrally cleared swap agreements	267	104
Options sold	10	—
Prepaid registration fees	—	14
Prepaid fund insurance	1	—
Other assets	32	18
Total Assets	223,922	51,169
LIABILITIES
Payables for:
Due to broker	3,600	263
Investments purchased	4,302	8,144
Foreign currency spot contracts	—	3
Capital shares reacquired	537	1
Investments sold short, at value (proceeds: $8,324 and $6,479)	8,297	6,475
Written options, at value (premiums received: $418 and $211)	365	169
Swap premiums received	81	—
Unrealized depreciation on OTC swap agreements	1,404	105
Sale-buyback financing transactions	52,498	3,659
Variation margin on options and futures contracts	1	1
Unrealized depreciation on open forward currency contracts	3,138	625
Accrued expenses:
Management fees	99	22
Transfer agent fees	8	2
Trustees’ fees and expenses	1	—
Other	62	20
Total Liabilities	74,393	19,489
NET ASSETS	$149,529	$31,680
Net Assets Consist of:
Paid-in capital	$203,405	$31,754
Accumulated undistributed net investment income/(loss)	(4,603)	(605)
Accumulated net realized gain/(loss)	(48,898)	(578)
Unrealized appreciation/(depreciation) of investments and translation of assets and liabilities in foreign currencies	(973)	935
Unrealized appreciation/(depreciation) of other financial instruments	598	174
	$149,529	$31,680
NET ASSET VALUE PER SHARE BY CLASS
Institutional Class
Net assets	$148,522	$30,547
Shares of beneficial interest[1]	31,901	2,940
Net asset value per share[2]	$4.66	$10.39
Administrative Class
Net assets	$1,007	$1,133
Shares of beneficial interest[1]	217	110
Net asset value per share[2]	$4.63	$10.34

*	Including repurchase agreements and short-term investments.

1	Par value $0.01 (unlimited authorizations).

2	Per share amounts can be recalculated to the amounts disclosed herein when total net assets and shares of beneficial interest are not rounded to thousands.

The accompanying notes are an integral part of the Financial Statements.

34

Harbor Strategic Markets Funds

STATEMENTS OF OPERATIONS—Six Months Ended April 30, 2015 (Unaudited)

(All amounts in thousands)

	Harbor Commodity Real Return Strategy Fund (Consolidated)	Harbor Unconstrained Bond Fund
Investment Income
Dividends	$—	$1
Interest	1,191	362
Amortization	(1,211)	12
Gains on principal paydown transactions	141	40
Earned inflation/(deflation) adjustments	(963)	(40)
Total Investment Income	(842)	375
Operating Expenses
Management fees	666	147
12b-1 fees:
Administrative Class	1	2
Shareholder communications	39	4
Custodian fees	122	91
Transfer agent fees:
Institutional Class	50	10
Administrative Class	—	—
Professional fees	3	—
Trustees’ fees and expenses	2	—
Registration fees	22	18
Miscellaneous	4	4
Expenses before interest expense	909	276
Interest expense	101	1
Total expenses	1,010	277
Transfer agent fees waived	(2)	—
Other expenses reimbursed	(133)	(93)
Net expenses	875	184
Net Investment Income/(Loss)	(1,717)	191
Realized and Change in Net Unrealized Gain/(Loss) on Investment Transactions
Net realized gain/(loss) on:
Investments	(4,328)	800
Foreign currency transactions	6,618	623
Investments sold short	(177)	(87)
Swap agreements	(29,845)	(309)
Futures contracts	460	284
Written options	231	(50)
Change in net unrealized appreciation/(depreciation) on:
Investments	802	(1,022)
Forwards currency contracts	(1,650)	(24)
Investments sold short	82	4
Swap agreements	3,110	(423)
Futures contracts	(262)	16
Written options	(204)	46
Translations of assets and liabilities in foreign currencies	247	36
Net gain/(loss) on investment transactions	(24,916)	(106)
Net Increase/(Decrease) in Net Assets Resulting from Operations	$(26,633)	$85

The accompanying notes are an integral part of the Financial Statements.

35

Harbor Strategic Markets Funds

STATEMENTS OF CHANGES IN NET ASSETS

(All amounts in thousands)

	Harbor Commodity Real Return Strategy Fund (Consolidated)		Harbor Unconstrained Bond Fund
	November 1, 2014 through April 30, 2015	November 1, 2013 through October 31, 2014	November 1, 2014 through April 30, 2015	November 1, 2013 through October 31, 2014
INCREASE/(DECREASE) IN NET ASSETS	(Unaudited)		(Unaudited)
Operations:
Net investment income/(loss)	$(1,717)	$3,288	$191	$473
Net realized gain/(loss) on investments	(27,041)	(17,852)	1,261	(1,041)
Change in net unrealized appreciation/(depreciation) of investments	2,125	1,638	(1,367)	1,505
Net increase/(decrease) in assets resulting from operations	(26,633)	(12,926)	85	937
Distributions to Shareholders
Net investment income:
Institutional Class	(6,835)	(344)	(1,434)	(110)
Administrative Class	(45)	(1)	(46)	(3)
Net realized gain on investments:
Institutional Class	—	(6,817)	—	—
Administrative Class	—	(26)	—	—
Total distributions to shareholders	(6,880)	(7,188)	(1,480)	(113)
Net Increase/(Decrease) Derived from Capital Share Transactions	(27,190)	(89,733)	(4,724)	(6,304)
Net increase/(decrease) in net assets	(60,703)	(109,847)	(6,119)	(5,480)
Net Assets
Beginning of period	210,232	320,079	37,799	43,279
End of period*	$149,529	$210,232	$31,680	$37,799
* Includes accumulated undistributed net investment income/(loss) of:	$(4,603)	$3,994	$(605)	$684

The accompanying notes are an integral part of the Financial Statements.

36

Harbor Strategic Markets Funds

STATEMENTS OF CHANGES IN NET ASSETS—CAPITAL STOCK ACTIVITY

(All amounts in thousands)

	Harbor Commodity Real Return Strategy Fund (Consolidated)		Harbor Unconstrained Bond Fund
	November 1, 2014 through April 30, 2015	November 1, 2013 through October 31, 2014	November 1, 2014 through April 30, 2015	November 1, 2013 through October 31, 2014
	(Unaudited)		(Unaudited)
AMOUNT ($)
Institutional Class
Net proceeds from sale of shares	$47,982	$122,921	$3,864	$9,113
Reinvested distributions	6,405	6,548	1,403	106
Cost of shares reacquired	(81,559)	(219,409)	(9,508)	(15,928)
Net increase/(decrease) in net assets	$(27,172)	$(89,940)	$(4,241)	$(6,709)
Administrative Class
Net proceeds from sale of shares	$165	$714	$132	$696
Reinvested distributions	36	21	46	3
Cost of shares reacquired	(219)	(528)	(661)	(294)
Net increase/(decrease) in net assets	$(18)	$207	$(483)	$405
SHARES
Institutional Class
Shares sold	9,920	20,432	368	855
Shares issued due to reinvestment of distributions	1,335	1,098	136	10
Shares reacquired	(16,798)	(36,104)	(909)	(1,492)
Net increase/(decrease) in shares outstanding	(5,543)	(14,574)	(405)	(627)
Beginning of period	37,444	52,018	3,345	3,972
End of period	31,901	37,444	2,940	3,345
Administrative Class
Shares sold	34	119	13	66
Shares issued due to reinvestment of distributions	8	3	5	—
Shares reacquired	(47)	(87)	(62)	(28)
Net increase/(decrease) in shares outstanding	(5)	35	(44)	38
Beginning of period	222	187	154	116
End of period	217	222	110	154

The accompanying notes are an integral part of the Financial Statements.

37

Harbor Strategic Markets Funds

STATEMENT OF CASH FLOWS—Six Months Ended April 30, 2015 (Unaudited)

(All amounts in thousands)

Harbor Commodity Real Return Strategy Fund (Consolidated)
Cash flows provided by operating activities:
Net decrease in net assets resulting from operations	$(26,633)
Adjustments to reconcile net decrease in net assets resulting from operations to net cash provided by operating activities:
Purchases of long-term securities	(602,351)
Proceeds from sales of long-term securities	689,680
Proceeds from short-term portfolio investments, net	21,919
Decrease in receivable for investments sold	20,111
Increase in foreign spot contracts receivable	(1)
Decrease in interest receivable	654
Increase in variation margin on options and futures contracts	(12)
Increase in variation margin on swap agreements	(89)
Increase in options sold	(10)
Decrease in prepaid registration fees	3
Increase in prepaid fund insurance	(1)
Decrease in other assets	3
Decrease in payable for investments purchased	(14,118)
Decrease in investments sold short	(9,603)
Increase in premiums from options written	99
Decrease in swap premiums received	(67)
Decrease in variation margin on options and futures contracts	(102)
Decrease in management fees payable	(49)
Decrease in transfer agent fees payable	(3)
Increase in other liabilities	25
Net change in unrealized appreciation/(depreciation) on investments	(884)
Net change in unrealized appreciation/(depreciation) on forwards	1,650
Net change in unrealized appreciation/(depreciation) on swaps	(1,381)
Net change in unrealized appreciation/(depreciation) on written options	199
Net realized loss on investments	4,505
Net amortization and earned inflation component	3,502
Net cash provided by operating activities	87,046
Cash flows used for financing activities:
Proceeds from shares sold	48,530
Payment on shares redeemed	(81,611)
Cash dividends paid	(439)
Decrease in sale-buyback financing transactions	(51,249)
Decrease in due to broker and cash-restricted	(2,209)
Net cash used for financing activities	(86,978)
Net Increase in Cash	68
Cash and Foreign Currency
Beginning of period	$492
End of period	560
Reinvestment of dividends	$6,441
Supplemental disclosure of cash flow information:
Interest paid during the year	$101

The accompanying notes are an integral part of the Financial Statements.

38

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39

Harbor Strategic Markets Funds Financial Highlights

SELECTED DATA FOR A SHARE OUTSTANDING FOR THE PERIODS PRESENTED

HARBOR COMMODITY REAL RETURN STRATEGY FUND (CONSOLIDATED)
	Institutional Class
	6-Month Period Ended April 30, 2015	Year Ended October 31,
		2014	2013	2012	2011	2010
	(Unaudited)
Net asset value beginning of period	$5.58	$6.13	$7.38	$7.66	$8.07	$7.28
Income from Investment Operations
Net investment income/(loss)[a]	(0.05)[f]	0.14	0.02	0.08	0.02	(0.02)
Net realized and unrealized gains/(losses) on investments	(0.67)	(0.55)	(1.17)	0.01	0.41	1.46
Total from investment operations	(0.72)	(0.41)	(1.15)	0.09	0.43	1.44
Less Distributions
Dividends from net investment income	(0.20)	(0.01)	(0.08)	(0.11)	(0.65)	(0.64)
Distributions from net realized capital gains[1]	—	(0.13)	(0.02)	(0.26)	(0.19)	(0.01)
Total distributions	(0.20)	(0.14)	(0.10)	(0.37)	(0.84)	(0.65)
Proceeds from redemption fees	—	—	— *	— *	— *	— *
Net asset value end of period	4.66	5.58	6.13	7.38	7.66	8.07
Net assets end of period (000s)	$148,522	$208,996	$318,937	$348,315	$301,478	$150,555
Ratios and Supplemental Data (%)
Total return[b]	(13.07)%[c]	(6.82)%	(15.76)%	1.73%	5.56%	21.29%
Ratio of total expenses to average net assets[2]	1.23 [d]	1.04	1.03	1.09	1.05	1.15
Ratio of net expenses to average net assets[a]	1.06 [d]	0.98	0.98	1.00	0.94	0.94
Ratio of net expenses excluding interest expense to average net assets[a]	0.94 [d]	0.94	0.94	0.94	0.94	0.94
Ratio of net investment income to average net assets[a]	(2.09)[d]	1.23	0.45	1.21	1.79	1.11
Portfolio turnover	258 [c]	635	532	474	581	390

HARBOR UNCONSTRAINED BOND FUND
	Institutional Class
	6-Month Period Ended April 30, 2015		Year Ended October 31,
			2014	2013	2012	2011	2010[e]
	(Unaudited)
Net asset value beginning of period	$10.80		$10.59	$10.65	$10.18	$10.35	$10.00
Income from Investment Operations
Net investment income/(loss)[a]	0.06	[f]	0.15	0.14	0.21	0.14	0.10
Net realized and unrealized gains/(losses) on investments	(0.03)		0.09	0.02	0.55	(0.22)	0.33
Total from investment operations	0.03		0.24	0.16	0.76	(0.08)	0.43
Less Distributions
Dividends from net investment income	(0.44)		(0.03)	(0.22)	(0.21)	(0.09)	(0.08)
Distributions from net realized capital gains[1]	—		—	—	(0.08)	—	—
Total distributions	(0.44)		(0.03)	(0.22)	(0.29)	(0.09)	(0.08)
Net asset value end of period	10.39		10.80	10.59	10.65	10.18	10.35
Net assets end of period (000s)	$30,547		$36,137	$42,054	$30,551	$25,922	$5,676
Ratios and Supplemental Data (%)
Total return[b]	0.31%[c]		2.26%	1.56%	7.68%	(0.74)%	4.32%[c]
Ratio of total expenses to average net assets[2]	1.60	[d]	1.34	1.34	1.45	1.59	5.62	[d]
Ratio of net expenses to average net assets[a]	1.06	[d]	1.05	1.05	1.07	1.05	1.05	[d]
Ratio of net expenses excluding interest expense to average net assets[a]	1.05	[d]	1.05	1.05	1.05	1.05	1.05	[d]
Ratio of net investment income to average net assets[a]	1.12	[d]	1.15	1.42	2.26	1.86	1.95	[d]
Portfolio turnover	398	[c]	417	1,440	1,262	1,067	954	[c]

*	Less than $0.01.

1	Includes both short-term and long-term capital gains.

2	Percentage does not reflect reduction for credit balance arrangements (see Note 2 of the accompanying Notes to Financial Statements).

a	Reflects the Adviser’s waiver, if any, of its management fees and/or other operating expenses.

b	The total returns would have been lower had certain expenses not been waived during the periods shown.

c	Unannualized.

d	Annualized.

e	For the period April 1, 2010 (inception) through October 31, 2010.

f	Amounts are allocated based upon average shares outstanding during the period.

The accompanying notes are an integral part of the Financial Statements.

40

Administrative Class
6-Month Period Ended April 30, 2015	Year Ended October 31,
	2014	2013	2012	2011	2010
(Unaudited)
$5.56	$6.12	$7.37	$7.65	$8.06	$7.26

(0.06)[f]	0.03	0.02	0.08	(0.18)	(0.21)
(0.68)	(0.45)	(1.18)	—	0.59	1.64
(0.74)	(0.42)	(1.16)	0.08	0.41	1.43

(0.19)	(0.01)	(0.07)	(0.10)	(0.63)	0.62)
—	(0.13)	(0.02)	(0.26)	(0.19)	(0.01)
(0.19)	(0.14)	(0.09)	(0.36)	(0.82)	(0.63)
—	—	— *	— *	— *	— *
4.63	5.56	6.12	7.37	7.65	8.06
$1,007	$1,236	$1,142	$1,427	$1,132	$385

(13.36)%[c]	(7.06)%	(15.93)%	1.50%	5.31%	21.13%
1.48 [d]	1.29	1.27	1.34	1.31	1.40
1.31 [d]	1.23	1.23	1.26	1.19	1.19
1.19 [d]	1.19	1.19	1.19	1.19	1.19
(2.34)[d]	1.40	0.11	1.13	1.59	0.87
258 [c]	635	532	474	581	390

Administrative Class
6-Month Period Ended April 30, 2015		Year Ended October 31,
		2014	2013	2012	2011	2010[e]
(Unaudited)
$10.75		$10.56	$10.63	$10.17	$10.34	$10.00

0.05	[f]	0.08	0.08	0.27	0.14	0.10
(0.04)		0.13	0.06	0.46	(0.24)	0.31
0.01		0.21	0.14	0.73	(0.10)	0.41

(0.42)		(0.02)	(0.21)	(0.19)	(0.07)	(0.07)
—		—	—	(0.08)	—	—
(0.42)		(0.02)	(0.21)	(0.27)	(0.07)	(0.07)
10.34		10.75	10.56	10.63	10.17	10.34
$1,133		$1,662	$1,225	$703	$944	$163

0.17%[c]		2.01%	1.30%	7.38%	(0.93)%	4.09%[c]
1.85	[d]	1.59	1.59	1.70	1.85	5.86	[d]
1.31	[d]	1.30	1.31	1.32	1.30	1.30	[d]
1.30	[d]	1.30	1.30	1.30	1.30	1.30	[d]
0.88	[d]	0.89	1.15	2.03	1.58	1.64	[d]
398	[c]	417	1,440	1,262	1,067	954	[c]

The accompanying notes are an integral part of the Financial Statements.

41

Harbor Strategic Markets Funds

NOTES TO FINANCIAL STATEMENTS—April 30, 2015 (Unaudited)

(Currency in thousands)

NOTE 1—ORGANIZATIONAL MATTERS

Harbor Funds (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “Investment Company Act”), as an open-end management investment company. The Trust consists of 28 separate portfolios. The portfolios covered by this report include: Harbor Commodity Real Return Strategy Fund and Harbor Unconstrained Bond Fund (individually or collectively referred to as a “Fund” or the “Funds,” respectively). Harbor Capital Advisors, Inc. (the “Adviser” or “Harbor Capital”) is the investment adviser for the Funds.

The Funds may offer up to two classes of shares, designated as Institutional Class and Administrative Class. The shares of each class represent an interest in the same portfolio of investments of the respective Fund and have equal rights to voting, redemptions, dividends, and liquidations, except that: (i) certain expenses, subject to the approval of the Trust’s Board of Trustees (the “Board of Trustees”), may be applied differently to each class of shares in accordance with current regulations of the Securities and Exchange Commission and the Internal Revenue Service; and (ii) shareholders of a class that bears distribution and service expenses under terms of a distribution plan have exclusive voting rights as to that distribution plan.

NOTE 2—SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. Each Fund follows the investment company reporting requirements under U.S. Generally Accepted Accounting Principles (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

Security Valuation

Equity securities (including common stock, preferred stock, and convertible preferred stock) and financial derivative instruments (such as futures contracts, options contracts and centrally cleared swap agreements) that are traded on a national security exchange (except securities listed on the National Association of Securities Dealers Automated Quotation (“NASDAQ”) system and United Kingdom securities), are valued at the last sale price on a national exchange or system on which they are principally traded as of the valuation date. Securities listed on the NASDAQ system or a United Kingdom exchange are valued at the official closing price of those securities. In the case of securities for which there are no sales on the valuation day, (i) securities traded principally on a U.S. exchange, including NASDAQ, are valued at the mean between the closing bid and ask price; and (ii) securities traded principally on a foreign exchange, including United Kingdom securities, are valued at the official bid price determined as of the close of the primary exchange. Securities of open-end registered investment companies that are held by a Fund are valued at net asset value. To the extent these securities are actively traded and fair valuation adjustments are not applied, they are normally categorized as Level 1 in the fair value hierarchy. Equity securities traded on inactive markets or valued by reference to similar instruments are normally categorized as Level 2 in the fair value hierarchy. For more information on the fair value hierarchy, please refer to the Fair Value Measurements and Disclosures section in Note 2.

Debt securities (including corporate bonds, municipal bonds and notes, U.S. government agencies, U.S. Treasury obligations, mortgage-backed and asset-backed securities, foreign government obligations, bank loans, and convertible securities other than short-term securities with a remaining maturity of less than 60 days at the time of acquisition), are valued using evaluated prices furnished by a pricing service selected by the Board of Trustees. An evaluated price represents an assessment by the pricing service using various market inputs of what the pricing service believes is the fair value of a security at a particular point in time. The pricing service determines evaluated prices for debt securities that would be transacted at institutional-size quantities using inputs including, but not limited to, (i) recent transaction prices and dealer quotes, (ii) transaction prices for what the pricing service believes are securities with similar characteristics, (iii) the pricing vendor’s assessment of the risk inherent in the security taking into account criteria such as credit quality, payment history, liquidity and market conditions, and (iv) various correlations and relationships between security price movements and other factors, such as interest rate changes, which are recognized by institutional traders. In the case of mortgage-backed and asset-backed securities, the inputs used by the pricing service may also include information about cash flows, prepayment rates, default rates, delinquency and loss assumptions, collateral characteristics, credit

42

Harbor Strategic Markets Funds

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 2—SIGNIFICANT ACCOUNTING POLICIES—Continued

enhancements and other specific information about the particular offering. Because many debt securities trade infrequently, the pricing vendor will often not have current transaction price information available as an input in determining an evaluated price for a particular security. When current transaction price information is available, it is one input into the pricing service’s evaluation process, which means that the evaluated price supplied by the pricing service will frequently differ from that transaction price. Short-term securities with a remaining maturity of less than 60 days at the time of acquisition are generally valued at amortized cost, which approximates fair value. Under this method, investments purchased at a discount or premium are valued by accreting or amortizing the difference between the original purchase price and the maturity value of the issue over the period to effective maturity. Securities that use similar valuation techniques and inputs as described above are normally categorized as Level 2 in the fair value hierarchy.

Over-the-counter (“OTC”) financial derivative instruments, such as forward currency contracts, options contracts, and swap agreements, derive their value from underlying asset prices, indices, reference rates and other inputs, or a combination of these factors. These instruments are valued using evaluated prices furnished by a pricing service selected by the Board of Trustees. In certain cases, when a valuation is not readily available from a pricing service, the Fund’s subadviser provides a valuation, typically using its own proprietary models. Depending on the instrument and the terms of the transaction, the value of the derivative instrument can be determined by a pricing service or subadviser using a series of techniques, including simulation pricing models. The pricing models use inputs, such as issuer details, indices, spreads, interest rates, yield curves, dividends and exchange rates, that are observed from actively quoted markets. Derivative instruments that use valuation techniques and inputs similar to those described above are normally categorized as Level 2 in the fair value hierarchy.

When reliable market quotations or evaluated prices supplied by a pricing vendor are not readily available or are not believed to accurately reflect fair value, securities are priced at their fair value as determined by the Trust’s Valuation Committee (the “Valuation Committee”) pursuant to procedures adopted, and subject to oversight, by the Board of Trustees. The Valuation Committee is comprised of a trustee and officers of the Trust and employees of Harbor Capital with relevant experience or responsibilities. Each security for which the Valuation Committee determines a fair value, including the basis for the fair value decision, is reviewed by the Board of Trustees at its regularly scheduled board meetings.

When a fair valuation method is applied by the Valuation Committee or a Fund’s subadviser, securities will be priced by a method that the Valuation Committee or subadviser believes accurately reflects fair value. Securities valued using fair valuation methods that incorporate significant unobservable inputs are normally categorized as Level 3 in the fair value hierarchy. Examples of possible fair valuation methodologies used in determining the fair value of securities categorized as Level 3 in the fair value hierarchy include, but are not limited to, benchmark pricing and indicative market quotations.

When benchmark pricing is used, the base price of a debt security is set and then subsequently adjusted in proportion to the market value changes of an index or similar security (the “benchmark security”) that trades in an active market or for which other observable inputs are available. The base price may be a broker-dealer quote, transaction price, or an internal value as derived by analysis of market data. The base price of the security may be reset on a periodic basis based on the availability of market data and procedures approved by a Fund’s subadviser. If the benchmark security is categorized as Level 2 of the fair value hierarchy due to the lack of an active market for that security, any security adjusted in proportion to the market value of the benchmark security may be categorized as Level 3 in the fair value hierarchy. Significant changes in the unobservable inputs of the benchmark pricing process (i.e., the base price) would result in direct and proportional changes in the fair value of the security. The reasonability of the fair value is reviewed by the subadviser on a periodic basis and may be amended as the availability of market data indicates a material change.

If evaluated pricing through a third-party pricing vendor is not available or deemed to be indicative of fair value, a Fund’s subadviser may elect to obtain indicative market quotations (“broker quotes”) directly from a broker-dealer or passed through from a third-party pricing vendor. Indicative market quotations are typically received from established market participants. In the event that the source of fair value is from a single-sourced broker quote, but the subadviser does not have the transparency to view the underlying inputs that support the market quotation, these securities are categorized as Level 3 in the fair value hierarchy. Significant changes in the broker quote would have direct and proportional changes in the fair value of the security.

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Harbor Strategic Markets Funds

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 2—SIGNIFICANT ACCOUNTING POLICIES—Continued

A Fund may also use fair value pricing if the value of some or all of the Fund’s securities have been materially affected by events occurring before the Fund’s pricing time but after the close of the primary markets or exchanges on which the security is traded. This most commonly occurs with foreign securities, but may occur with other securities as well. In such cases, the Fund may apply a fair value factor supplied by the pricing service to a foreign security’s market close value to reflect changes in value that may have occurred between the close of the primary market or exchange on which the security is traded and the Fund’s pricing time. That factor may be derived using observable inputs such as a comparison of the trading patterns of a foreign security to intraday trading in the U.S. markets that are highly correlated to the foreign security or other information that becomes available after the close of the foreign market on which the security principally traded. Fair value pricing is inherently subjective and reflects good faith judgments based on available information. When fair value pricing is employed, the prices of securities used by a Fund to calculate its net asset value may differ from market quotations, official closing prices or evaluated prices for the same securities, which means that the Fund may value those securities higher or lower than another given fund that uses market quotations, official closing prices or evaluated prices supplied by a pricing vendor in its calculation of net asset value. Securities valued using observable inputs, such as those described above, are normally categorized as Level 2 of the fair value hierarchy.

Fair Value Measurements and Disclosures

Various inputs may be used to determine the value of each Fund’s investments, which are summarized in three broad categories defined as Level 1, Level 2 and Level 3. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The assignment of an investment to Level 1, 2 or 3 is based on the lowest level of significant inputs used to determine its fair value.

Level 1—	Quoted prices in active markets for identical securities.
Level 2—	Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—	Significant unobservable inputs are used in situations where quoted prices or other observable inputs are not available or are deemed unreliable. Significant unobservable inputs may include the Funds’ own assumptions.

Transfers between Levels, if any, are recognized as of the last day in the fiscal quarter of the period in which the event or change in circumstances that caused the reclassification occurred. For fair valuations using significant unobservable inputs, a reconciliation of the beginning to ending balances for reported fair values is provided that presents changes attributable to realized and unrealized gains and losses and purchases, sales, and transfers in/out of the Level 3 category during the period. A table that includes a categorization of investments into Level 1, Level 2 or Level 3, transfers between Levels, if any, and a Level 3 reconciliation, including details of significant unobservable inputs used, when applicable, can be found at the end of each Fund’s Portfolio of Investments schedule.

The Funds used observable inputs in their valuation methodologies whenever they were available and deemed reliable.

Loan Participations and Assignments

Loan participations and loan assignments are direct debt instruments, which are interests in amounts owed by corporate, governmental, or other borrowers to lenders or lending syndicates. During the period, Harbor Unconstrained Bond Fund invested in loan participations and assignments. A Fund’s investments in loans may be in the form of participation in loans or assignments of all or a portion of loans from third parties. A loan is often administered by a bank or other financial institution (the “agent”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. When investing in a loan participation, the Fund has the right to receive payments of principal, interest and any fees to which it is entitled, only from the agent selling the loan agreement and only upon receipt by the agent of payments from the borrower. As a result, the Fund may be subject to the credit risk of both the borrower and the agent that is selling the loan agreement. When the Fund purchases assignments from agents it acquires direct rights against the borrower on the loan.

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Harbor Strategic Markets Funds

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 2—SIGNIFICANT ACCOUNTING POLICIES—Continued

Inflation-Indexed Bonds

Inflation-indexed bonds are fixed-income securities whose principal value is periodically adjusted based on the rate of inflation. During the period, each Fund invested in inflation-indexed bonds. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value that is adjusted for inflation. Any increase in the principal amount of an inflation-indexed bond will be included as interest income even though investors do not receive the principal until maturity.

Mortgage-Related and Other Asset-Backed Securities

Mortgage-backed or asset-backed securities include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, mortgage dollar roll transactions, CMO residuals, stripped mortgage-backed securities (“SMBSs”) and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. During the period, each Fund invested in mortgage- or other asset-backed securities. The value of some mortgage- or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose a Fund to a lower rate of return upon reinvestment of principal. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

U.S. Government Securities

During the period, each Fund invested in U.S. government securities. U.S. government securities include securities issued by U.S. government agencies or government-sponsored enterprises that may not be guaranteed by the U.S. Treasury. The Government National Mortgage Association (“GNMA” or “Ginnie Mae”), a wholly owned U.S. government corporation, is authorized to guarantee, with the full faith and credit of the U.S. government, the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of mortgages insured by the Federal Housing Administration or guaranteed by the Department of Veterans Affairs. Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. government) include the Federal National Mortgage Association (“FNMA” or “Fannie Mae”) and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). On September 7, 2008, the Federal Housing Finance Agency placed Fannie Mae and Freddie Mac in conservatorship, while the U.S. Treasury agreed to purchase preferred stock as needed to ensure that both Fannie Mae and Freddie Mac maintain a positive net worth (guaranteeing up to $100 billion for each entity). As a consequence, certain fixed income securities of Fannie Mae and Freddie Mac have more explicit U.S. government support.

Forward Commitments and When-Issued Securities

During the period, each Fund purchased and sold securities on a forward commitment basis, including “TBA” (to be announced) purchase and sale commitments. Purchasing securities on a when-issued or forward commitment basis involves a risk of loss if the value of the security to be purchased declines prior to the settlement date. Such risk is in addition to the risk of decline in value of a Fund’s other assets. Although a Fund would generally purchase securities on a when-issued or forward commitment basis with the intention of acquiring securities for its portfolio, a Fund may dispose of a when-issued security or forward commitment prior to settlement if a subadviser deems it appropriate to do so. Each Fund may enter into a forward commitment sale to hedge its portfolio positions or to sell securities it owned under a delayed delivery arrangement. Sale proceeds are not received until the contractual settlement date. While such a contract is outstanding, a Fund must segregate equivalent deliverable securities or hold an offsetting purchase commitment. A Fund may realize short-term gains or losses upon such purchases and sales. These transactions involve a commitment by a Fund to purchase or sell securities at a future date (ordinarily one or two months later). The price of the underlying securities (usually expressed in terms of yield) and the date when the securities will be delivered and paid for (the settlement date) are fixed at the time the transaction is negotiated. When-issued purchase and forward commitment transactions are negotiated directly with the other party, and such commitments are not traded on exchanges.

45

Harbor Strategic Markets Funds

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 2—SIGNIFICANT ACCOUNTING POLICIES—Continued

The value of securities purchased on a when-issued or forward commitment basis and any subsequent fluctuations in their value are reflected in the computation of a Fund’s net asset value starting on the date of the agreement to purchase the securities. A Fund does not earn interest on the securities it has committed to purchase until they are paid for and delivered on the settlement date. When a Fund makes a forward commitment to sell securities it owns, the proceeds to be received upon settlement are included in the Fund’s assets. Fluctuations in the market value of the underlying securities are not reflected in a Fund’s net asset value as long as the commitment to sell remains in effect. Settlement of when-issued purchase and forward commitment transactions generally takes place within two months after the date of the transaction, but a Fund may agree to a longer settlement period.

A Fund will purchase securities on a when-issued basis, or purchase or sell securities on a forward commitment basis, only with the intention of completing the transaction and actually purchasing or selling the securities. If deemed advisable as a matter of investment strategy, however, a Fund may dispose of or renegotiate a commitment after it is entered into. A Fund also may sell securities it has committed to purchase before those securities are delivered to such Fund on the settlement date. A Fund may realize a capital gain or loss in connection with these transactions. When a Fund purchases securities on a when-issued or forward commitment basis, the Fund will maintain in a segregated account with the Fund’s custodian, or set aside or restrict in the subadviser’s records or systems relating to the Fund, cash or liquid assets having a value (determined daily) at least equal to the amount of the Fund’s purchase commitments. In the case of a forward commitment to sell portfolio securities, portfolio holdings will be held in a segregated account with the Fund’s custodian, or set aside or restricted on the subadviser’s records or systems relating to the Fund, while the commitment is outstanding.

Repurchase Agreements

In a repurchase agreement, a Fund buys a security at one price and simultaneously agrees to sell it back at a higher price. Such agreements must be adequately collateralized to cover the counterparty’s obligation to the Fund to close out the repurchase agreement. During the period, each Fund entered into repurchase agreements with domestic or foreign banks or with a member firm of the Financial Industry Regulatory Authority, Inc., or an affiliate of a member firm that is a primary dealer in U.S. government securities. Each repurchase agreement counterparty must meet the minimum credit quality requirements applicable to the respective Fund and any other appropriate counterparty criteria as determined by the Fund’s subadviser. The minimum credit quality requirements are those applicable to a Fund’s purchase of securities such that if a Fund is permitted to only purchase securities that are rated investment-grade (or the equivalent if unrated), that Fund could only enter into repurchase agreements with counterparties that have debt outstanding that is rated investment-grade (or the equivalent if unrated). The securities are regularly monitored to ensure that the collateral is adequate. A Fund seeks to further mitigate its counterparty risk by entering into master repurchase agreements with its counterparties. The master repurchase agreements provide that, in the event of a counterparty’s default, including bankruptcy, the Fund may terminate any repurchase agreements with that counterparty, determine the net amount owned, and sell or retain the collateral up to the net amount owed to the Fund. A counterparty’s default may cause the Fund to suffer losses, including loss of interest on or principal of the securities and costs associated with delay and enforcement of the terms of the master repurchase agreement.

Reverse Repurchase Agreements

A reverse repurchase agreement involves the sale of a portfolio security by a Fund, coupled with an agreement to repurchase the security at a specified time and price. Until the security is repurchased, the Fund is obligated to pay interest, based upon market rates of the time of issuance, on the value of the repurchase agreement. During the period, Harbor Unconstrained Bond Fund entered into reverse repurchase agreements. While a reverse repurchase agreement is outstanding, the Fund continues to receive principal and interest payments on the underlying security. To cover its obligations under reverse repurchase agreements, a Fund will segregate cash or liquid securities, which are marked-to-market daily, with the Fund’s custodian, or set aside or restrict assets in the subadviser’s records or systems relating to the Fund, in an amount not less than the repurchase price, including accrued interest, of the underlying security. Reverse repurchase agreements involve the risk that the market value of the securities sold by a Fund may decline below the repurchase price of the securities and, if the proceeds from the reverse repurchase agreement are invested in securities, that

46

Harbor Strategic Markets Funds

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 2—SIGNIFICANT ACCOUNTING POLICIES—Continued

the fair value of the securities purchased may decline below the repurchase price of the securities sold. Activity in reverse repurchase agreements by Harbor Unconstrained Bond Fund for the six-month period ended April 30, 2015 is as follows:

Category of Aggregate Short-Term Borrowings	Balance at End of the Period	Current Interest Rate	Maximum Amount Outstanding During the Period	Average Daily Amount Outstanding During the Period	Average Interest Rate During the Period
Reverse repurchase agreements	$—	N/A	$973	$315	0.095%

Average debt outstanding and average interest rate during the period is calculated based on calendar days.

Sale-Buybacks

A “sale-buyback” transaction consists of a sale of a portfolio security by the Fund to a financial institution (the counterparty) with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. The Fund is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. During the period, each Fund entered into such financing transactions referred to as sale-buybacks.

The agreed-upon proceeds for securities to be repurchased by the Fund are reflected as a liability on the Statement of Assets and Liabilities. The Fund will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the “price drop.” A price drop consists of two components: (i) the foregone interest and inflationary income adjustments, if any, the Fund would have otherwise received had the security not been sold, and (ii) the negotiated financing terms between the Fund and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Statement of Operations. Interest payments based upon negotiated financing terms made by the Fund to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for a security, the Fund may receive a fee for use of the security by the counterparty, which may result in additional interest income to the Fund.

The average amount of borrowings outstanding during the six-month period ended April 30, 2015 was $84,257 at a weighted average interest rate of 0.242% for Harbor Commodity Real Return Strategy Fund and $1,051 at a weighted average interest rate of 0.219% for Harbor Unconstrained Bond Fund.

Short Sales

During the period, each Fund engaged in short-selling, which obligates a Fund to replace a borrowed security by purchasing it at the market price at the time of replacement. Until the security is replaced, such Fund is required to pay any accrued interest or dividends to the lender and also may be required to pay a premium. A Fund would realize a gain if the security declines in price between the date of the short sale and the date on which such Fund replaces the borrowed security. A Fund would incur a loss as a result of the short sale if the price of the security increases between those dates. Until a Fund replaces the borrowed security, subject to pre-arranged exposure levels, it will maintain cash or liquid securities sufficient to cover its short position in a segregated account with the Fund’s custodian or set aside or restricted in the subadviser’s records or systems relating to the Fund. Short sales involve the risk of an unlimited increase in the market price of the borrowed security.

Futures Contracts

A futures contract is an agreement between two parties to buy or sell a specified financial instrument at a set price on a future date. During the period, each Fund used futures contracts to gain exposure to the fixed income asset class with greater efficiency and lower cost than was possible through direct investment, to add value when these securities were attractively priced, or to adjust the portfolio’s sensitivity to changes in interest rates or currency exchange rates. Futures contracts tend to increase or decrease a Fund’s exposure to the underlying instrument or can be used to hedge other Fund investments.

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Harbor Strategic Markets Funds

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 2—SIGNIFICANT ACCOUNTING POLICIES—Continued

Upon entering into a futures contract, a Fund is required to pledge to the broker an amount of cash, U.S. government securities or other liquid securities equal to the minimum “initial margin” requirements of the exchange. Pursuant to the contract, a Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract referred to as “variation margin.” Such receipts or payments are recorded by a Fund as unrealized gains or losses. When the contract is closed or expires, a Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. A Fund may suffer losses if it is unable to close out its position because of an illiquid secondary market. There is no assurance that a portfolio manager will be able to close out its position when the portfolio manager considers it appropriate or desirable to do so. In the event of adverse price movements, a Fund may be required to continue making daily cash payments to maintain its required margin. If a Fund has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements at a time when the portfolio manager would not otherwise elect to do so. In addition, a Fund may be required to deliver or take delivery of instruments. The maximum potential loss on a long futures contract is the U.S. dollar value of the notional amount at the time the contract is opened. The potential loss on a short futures contract is unlimited. There is minimal counterparty risk with futures contracts as they are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

Options

An option, including rights and warrants, is a contract that offers the buyer the right, but not the obligation, to buy (call) or sell (put) a security or other financial asset at an agreed-upon price (the strike price) during a certain period of time or on a specific date (exercise date). During the period, each Fund purchased and wrote (sold) option contracts to manage their exposure to the bond markets and to fluctuations in interest rates and currency values. Call options tend to increase a Fund’s exposure to the underlying instrument, if purchased, and decrease exposure to the underlying instrument, if written. Put options tend to decrease a Fund’s exposure to the underlying instrument, if purchased, and increase exposure to the underlying instrument, if written.

When a Fund purchases an option, it pays a premium. If a purchased option expires, a Fund realizes a loss in the amount of the premium. If a Fund enters into a closing sale transaction, it realizes a gain or loss, depending on whether the proceeds from the sale are greater or less than the cost of the option. If a call option is exercised by a Fund, the cost of the securities acquired by exercising the call is increased by the premium paid to buy the call. If a put option is exercised by a Fund, it realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are decreased by the premium originally paid. The risk associated with purchasing options is limited to the premium paid. A Fund’s maximum risk of loss from counterparty credit risk is also limited to the premium paid for the contract.

When a Fund writes an option, it receives a premium. If a written option expires on its stipulated expiration date, or if a Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss, if the cost of a closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written call option is exercised, a Fund realizes a gain or loss from the sale of the underlying security, and the proceeds of the sale are increased by the premium originally received. If a written put option is exercised, the amount of the premium originally received reduces the cost of the security that a Fund purchases upon exercise of the option.

The risk in writing a call option is that a Fund relinquishes the opportunity to profit if the market price of the underlying security increases and the option is exercised. In writing a put option, a Fund assumes the risk of incurring a loss if the market price of the underlying security decreases and the option is exercised. In addition, there is a risk that a Fund may not be able to enter into a closing transaction because of an illiquid secondary market or if the counterparty does not perform under the contract’s terms.

Swap Agreements

A swap is a contract between two parties to exchange future cash flows at specified intervals (payment dates) based upon a notional principal amount during the agreed-upon life of the contract. Swaps are marked to market daily and changes in value are recorded as unrealized appreciation or depreciation.

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Harbor Strategic Markets Funds

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 2—SIGNIFICANT ACCOUNTING POLICIES—Continued

Upon entering a swap agreement, any payments received or made at the beginning of the measurement period are reflected as such on the Statements of Assets and Liabilities and represent a reconciling value to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (such as credit spreads, currency exchange rates, interest rates, and other relevant factors). These upfront payments are recorded as realized gains or losses on the Statements of Operations upon termination or maturity of the swap. If a liquidation payment is received or made at the termination of the swap, it is recorded as realized gain or loss on the Statements of Operations. Net periodic payments received or paid by the Fund are included as part of realized gains or losses on the Statement of Operations. A Fund will only enter into swap agreements with counterparties that meet the minimum credit quality requirements applicable to the Fund and any other appropriate counterparty criteria as determined by the Fund’s subadviser. The minimum credit quality requirements are similar to those applicable to a Fund’s purchase of securities, such that if the Fund is permitted to only purchase securities that are rated investment-grade (or the equivalent if unrated), the Fund could only enter into one of the below referenced transactions with counterparties that have debt outstanding that is rated investment-grade (or the equivalent if unrated). Entering into swap agreements involves, to varying degrees, elements of credit risk, market risk and interest rate risk in excess of the amount recognized in the Statement of Assets and Liabilities. Such risks include the possibility that there is not a liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform, or that there may be unfavorable changes in market conditions or interest rates. The Fund’s maximum risk of loss from counterparty credit risk is the discounted value of the net cash flows to be received from the counterparty over the contract’s remaining life or the value of the contract. This risk is typically mitigated by entering into swap agreements with highly-rated counterparties, the existence of a master netting arrangement between the Fund and the counterparty, and the posting of collateral by the counterparty.

Interest Rate Swaps are agreements between counterparties to exchange cash flows or an exchange of commitments to pay or receive interest with respect to the notional amount of principal. During the period, each Fund used interest rate swap agreements to manage their exposure to interest rate changes. Changes in interest rates can have an effect on the value of bond holdings, the amount of interest income earned and the value of the interest rate swaps held.

Credit Default Swaps are agreements between counterparties to buy or sell protection on a debt security, a basket of securities, or an index of obligations against a defined credit event. Under the terms of a credit default swap, the buyer of protection receives credit protection in exchange for making periodic payments to the seller of protection based on a given percentage applied to a notional principal amount. In return for these payments, the seller acts as the guarantor of the creditworthiness of a reference entity, obligation or index. During the period, each Fund used credit default swap agreements as a seller to gain credit exposure to an issuer or to simulate investments in long bond positions that were either unavailable or less attractively priced in the bond market; such Funds used credit default swap agreements as a buyer to provide a measure of protection against defaults of an issuer. An issuer may represent either a single issuer, a “basket” of issuers, or a credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole.

The buyer in a credit default contract is obligated to pay the seller a periodic stream of payments over the term of the contract provided that no credit event occurs. Credit events may include bankruptcy, failure to pay principal, maturity extension, rating downgrade, or write-down. As a seller, if an underlying credit event occurs, a Fund will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the reference obligation (or underlying securities comprising an index), or pay a net settlement amount of cash equal to the notional amount of the swap less the recovery value of the reference obligation (or underlying securities comprising an index). As a buyer, if an underlying credit event occurs, a Fund will either receive from the seller an amount equal to the notional amount of the swap and deliver the reference obligation (or underlying securities comprising an index) or receive a net settlement. The maximum exposure to loss of the notional value as the seller of credit default swaps outstanding at April 30, 2015 for Harbor Commodity Real Return Strategy Fund and Harbor Unconstrained Bond Fund is $725 and $6,174, respectively.

Total Return Swaps are agreements between counterparties to exchange the return of a given underlying asset, including any income it generates and appreciation in value, in exchange for a set rate, either fixed or variable. During the period, Harbor Commodity Real Return Strategy Fund used total return swap agreements to gain or mitigate exposure to underlying reference assets, securities, or indices.

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Harbor Strategic Markets Funds

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 2—SIGNIFICANT ACCOUNTING POLICIES—Continued

Under the terms of a total return swap, one counterparty pays out the total return of a specific referenced asset or index and in return receives a regular stream of payments. To the extent the total return of an asset or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment or make a payment to the counterparty.

Variance Swaps are agreements between counterparties to exchange cash flows based upon the measured variance (or the square of volatility) of a specified underlying asset. One party agrees to exchange a strike price (“Fixed Rate) for the realized price variance (“Floating Rate”) on the underlying asset with respect to the notional amount. During the period, Harbor Commodity Real Return Strategy Fund used variance swap agreements to gain or mitigate exposure to underlying reference assets or securities.

When a variance swap agreement is originated, the strike price is generally set such that the fair value of the swap is zero. At the maturity date, a net cash flow is exchanged where the payoff amount is equal to the difference between the final market price of the asset and the strike price multiplied by the notional amount. As a receiver of the Floating Rate, a Fund receives the payoff amount when the final market price is greater than the strike price and owes the payoff amount when the final market price is less than the strike price. As a payer of the Floating Rate, a Fund owes the payoff amount when the final market price is greater than the strike price, and receives the payoff amount when the final market price is less than the strike price.

Forward Currency Contracts

A forward currency contract is an agreement between two parties to buy and sell currencies at a set price on a future date. During the period, each Fund used forward currency contracts to manage their exposure to changes in exchange rates or as a hedge against foreign exchange risk related to specific transactions or portfolio positions.

The forward currency contract is marked-to-market daily and the change in market value is recorded as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value on the open and close date. Risk of losses may arise from changes in the value of the foreign currency, or if the counterparties do not perform under the contract’s terms. The maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened. During the period, each Fund entered into collateral agreements with certain counterparties to mitigate counterparty risk associated with forward currency contracts.

Foreign Currency Spot Contracts

A foreign currency spot contract is an agreement between two parties to buy and sell currencies at the current market rate for settlement within two business days. During the period, each Fund used foreign currency spot contracts to facilitate transactions in foreign securities or to convert foreign currency receipts into U.S. dollars.

The foreign currency spot contract is marked-to-market daily for settlements beyond one day, and any change in market value is recorded as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value on the open and close date. Risk of losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contract’s terms. The maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened.

Foreign Currency Translations

Purchases and sales of securities are translated into U.S. dollars at the current exchange rate on the respective dates of the transactions. Income and withholding taxes are translated at the prevailing exchange rate when accrued or incurred. The accounting records of the Funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars based on the current exchange rates at April 30, 2015.

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Harbor Strategic Markets Funds

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 2—SIGNIFICANT ACCOUNTING POLICIES—Continued

Reported net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of foreign currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income accrued and tax reclaims receivable and the U.S. dollar amount actually received. The effects of changes in foreign currency exchange rates on investments in securities are included in the net realized and unrealized gain or loss on investments in the Statement of Operations.

Investment Income

Dividends declared on portfolio securities are accrued on the ex-dividend date. For foreign securities held, certain dividends are recorded after the ex-dividend date, but as soon as the respective Fund is notified of such dividends. Interest income is accrued daily as earned. Discounts and premiums on fixed income securities purchased are amortized over the life of the respective securities using the effective yield method. Paydown gains and losses on mortgage-backed and asset-backed securities are recognized as a component of interest income.

Securities Transactions

Securities transactions are accounted for on the trade date (the date the order to buy or sell is executed). Realized gains or losses on security transactions are determined on the basis of identified cost for both federal income tax and financial reporting purposes.

Proceeds from Litigation

The Funds may receive proceeds from shareholder litigation settlements involving current and/or previously held portfolio holdings. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/(loss) if the security has been disposed of by a Fund or in unrealized gain/(loss) if the security is still held by a Fund.

Distribution to Shareholders

Distributions on Fund shares are recorded on the ex-dividend date.

Expenses

Expenses incurred by the Trust are charged directly to the Fund that incurred such expense whenever possible. With respect to expenses incurred by any two or more Harbor Funds where amounts cannot be identified on a fund by fund basis, such expenses are generally allocated in proportion to the average net assets or the number of shareholders of each Fund.

Custodian

The Funds have credit balance arrangements with the Funds’ custodian whereby uninvested cash is invested in a short-term investment vehicle and amounts earned constitute an expense credit that is applied against gross custody expenses. Such custodial expense reductions are reflected on the accompanying Statement of Operations.

Class Allocations

Income, common expenses and realized and unrealized gains/(losses) are determined at the Fund level and allocated daily to each class of shares based on the applicable net assets of the respective classes. Distribution and service fees, if any, and transfer agent fees are calculated daily at the class level based on the applicable net assets of each class and the specific expense rate(s) applicable to each class.

51

Harbor Strategic Markets Funds

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 2—SIGNIFICANT ACCOUNTING POLICIES—Continued

Basis for Consolidation for the Harbor Commodity Real Return Strategy Fund

Harbor Cayman Commodity Fund, Ltd. (the “Subsidiary”), a Cayman Islands exempted company, was incorporated on August 4, 2008 as a wholly-owned subsidiary acting as an investment vehicle for Harbor Commodity Real Return Strategy Fund in order to gain exposure to certain asset classes consistent with the Fund’s investment objectives and policies specified in its prospectus and statement of additional information. Under the Articles of Association of the Subsidiary, Harbor Commodity Real Return Strategy Fund will remain the sole shareholder of the Subsidiary and retain all rights associated with shares in the Subsidiary. The shares issued by the Subsidiary confer upon a shareholder the right to receive notice of, attend and vote at general meetings of the Subsidiary, rights in a winding-up or repayment of capital and the right to participate in the profits or assets of the Subsidiary. As such, Harbor Commodity Real Return Strategy Fund has consolidated its investment in the Subsidiary into its financial statements and eliminated all intercompany accounts and transactions. As of April 30, 2015, the Subsidiary represented approximately $32,004 or 21% of the net assets of Harbor Commodity Real Return Strategy Fund.

Treatment of Income from Offshore Subsidiary for Harbor Commodity Real Return Strategy Fund

Direct investment by a mutual fund in certain commodity-linked securities and derivative instruments is limited under Subchapter M of the Internal Revenue Code by the requirement that a mutual fund receive no more than ten percent (10%) of its gross income from such investments in order to receive favorable tax treatment as a regulated investment company. The Harbor Commodity Real Return Strategy Fund seeks to gain exposure indirectly to commodity markets by investing in the Subsidiary, which may invest without limitation in commodity-linked securities and derivative instruments. The IRS has issued private letter rulings to other taxpayers concluding that income produced by certain types of commodity-linked notes or a mutual fund’s investment in a controlled foreign corporation (such as the Subsidiary) will constitute qualifying income. The tax treatment of commodity-related derivative instruments may potentially be affected by changes in legislation, regulations or other legally binding authority, which could affect the character, timing and amount of the Harbor Commodity Real Return Strategy Fund’s taxable income and distributions. In late July 2011, the IRS indicated that the granting of private letter rulings is currently suspended. As a result, the Fund is unable to obtain a private letter ruling with respect to its investments or structure, although, based on the analysis in private letter rulings previously issued to other taxpayers, the Fund intends to continue to treat its income from commodity-linked securities and the Subsidiary as qualifying income. If the IRS should make an adverse determination relating to the treatment of such income, the Fund would likely need to significantly change its investment strategy and recognize unrealized gains in order to remain qualified for taxation as a regulated investment company, which could adversely affect the Fund.

Taxes

Each Fund is treated as a separate entity for federal tax purposes. Each Fund’s policy is to meet the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute to its shareholders all of its taxable income within the prescribed time. It is also the intention of each Fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation of securities held or excise taxes on income and capital gains.

The Funds may be subject to taxes imposed by countries in which they invest. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and unrealized appreciation as such income and/or gains are earned.

Management has analyzed each Fund’s tax positions for all open tax years (in particular, U.S. federal income tax returns for the tax years ended October 31, 2011–2013), including all positions expected to be taken upon filing the 2014 tax return, in all material jurisdictions where the Funds operate, and has concluded that no provision for income tax is required in any Fund’s financial statements. The Funds will recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations.

52

Harbor Strategic Markets Funds

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 2—SIGNIFICANT ACCOUNTING POLICIES—Continued

Consolidated Statement of Cash Flows

U.S. Generally Accepted Accounting Principles (“U.S. GAAP”) requires entities providing financial statements that report both a Statement of Assets and Liabilities and a Statement of Operations to also provide a Statement of Cash Flows for each period for which results of operations are provided. Investment companies that meet certain conditions are exempted from this requirement. One of the conditions that must be satisfied is that the fund have little or no debt outstanding during the period. During the six-month period ended April 30, 2015, Harbor Commodity Real Return Strategy Fund and Harbor Unconstrained Bond Fund entered into repurchase agreements, which are now categorized as sale-buyback financing transactions under the Accounting Standards Update (“ASU”) 2011-03, A Reconsideration of Effective Control for Repurchase Agreements (“ASU 2011-03”). ASU 2011-03 refers to the accounting for repurchase agreements and similar agreements that entitle and obligate a transferor to repurchase or redeem financial assets before their maturity. These transactions resulted in debt being recorded on each Fund’s Statements of Assets and Liabilities. Management has determined that the average level of debt outstanding during the period for Harbor Commodity Real Return Strategy Fund requires the Fund to present a Consolidated Statement of Cash Flows.

New Accounting Pronouncements

In June 2014, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) 2014-11, Transfers and Servicing (“ASU 2014-11”) which expands secured borrowing accounting for certain repurchase agreements. ASU 2014-14 will also require additional disclosures for certain transactions accounted for as sales, in order to provide financial statement users with information to compare to similar transactions accounted for as secured borrowings. ASU 2014-14 will become effective for interim or annual periods beginning after December 15, 2014. Management is evaluating the implications of this pronouncement and the impact it will have on the financial statement disclosures.

In May 2015, FASB issued ASU 2015-07, Disclosures for Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent) (“ASU 2015-07”) which removes the requirement to make certain fair value disclosures for investments that are eligible to be measured at fair value using the net asset value per share. ASU 2015-07 becomes effective for interim or annual periods beginning after December 15, 2015. Management is evaluating the implications of this pronouncement and the impact it will have on the financial statement disclosures.

NOTE 3—INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, other than short-term securities, for each Fund for the six-month period ended April 30, 2015 are as follows:

	Purchases		Sales
	U.S. Government	Other	U.S. Government	Other
Harbor Commodity Real Return Strategy Fund (Consolidated)	$584,897	$17,454	$662,249	$27,431
Harbor Unconstrained Bond Fund	94,155	5,016	91,206	6,714

Written Options

Transactions in written options for the six-month period ended April 30, 2015 are summarized as follows:

HARBOR COMMODITY REAL RETURN STRATEGY FUND (CONSOLIDATED)

	Swap Options - U.S.		Currency Options		Commodity Option		Options on Futures		U.S. Treasury Options
	Number of Contracts	Premiums Received	Number of Contracts	Premiums Received	Number of Contracts	Premiums Received	Number of Contracts	Premiums Received	Number of Contracts	Premiums Received
Options outstanding at beginning of year	20,200,000	$85	710,000	$17	4,235,049	$217	—	$—	—	$—
Options opened	59,850,000	467	15,033,000	131	4,500,202	29	332	252	440,000	2
Options closed	(15,600,000)	(140)	—	—	(70)	(225)	(26)	(16)	—	—
Options exercised	(3,300,000)	(12)	(8,925,000)	(48)	—	—	(28)	(12)	—	—
Options expired	(30,800,000)	(117)	(2,215,000)	(14)	(6,235,181)	(5)	(1)	(162)	—	—

Open at 04/30/2015	30,350,000	$283	4,603,000	$86	2,500,000	$16	277	$62	440,000	$2

53

Harbor Strategic Markets Funds

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 3—INVESTMENT PORTFOLIO TRANSACTIONS—Continued

HARBOR UNCONSTRAINED BOND FUND

	Swap Options - U.S.		Currency Options		Index Options		Interest Rate Options		Options on Futures
	Number of Contracts	Premiums Received	Number of Contracts	Premiums Received	Number of Contracts	Premiums Received	Number of Contracts	Premiums Received	Number of Contracts	Premiums Received
Options outstanding at beginning of year	17,300,000	$64	3,139,000	$25	—	$—	—	$—	—	$—
Options opened	43,000,000	331	9,237,000	70	2,680	21	1,000,000	1	40	25
Options closed	(11,500,000)	(150)	(4,267,000)	(34)	(2,676)	(13)	—	—	(26)	(18)
Options exercised	(2,300,000)	(2)	(2,130,000)	(20)	—	—	—	—	(3)	(1)
Options expired	(22,600,000)	(53)	(3,820,000)	(21)	(4)	(8)	—	—	(11)	(6)

Open at 04/30/2015	23,900,000	$190	2,159,000	$20	—	$—	1,000,000	$1	—	$—

Master Netting Arrangements

As described in further detail below, the Funds may enter into Master Netting Agreements that govern the terms of certain transactions. Master Netting Agreements are designed to reduce the counterparty risk associated with relevant transactions by establishing credit protection mechanisms and providing standardization as a means of improving legal certainty. As Master Netting Agreements are specific to the unique operations of different asset types, they allow a Fund to close out and net its total exposure to a counterparty in the event of a default with respect to all of the transactions governed under a single agreement with that counterparty. Master Netting Agreements can also help reduce counterparty risk by specifying collateral posting requirements at pre-arranged exposure levels. Securities and cash pledged as collateral are reflected as assets in the Statement of Assets and Liabilities as either a component of investments at value (securities) or cash-restricted (deposits due from counterparties). Cash collateral received is not typically held in a segregated account and, as such, is reflected as a liability in the Statement of Assets and Liabilities as due to broker. The fair value of any securities received as collateral is not reflected as a component of net asset value.

For the six-month period ended April 30, 2015, Harbor Commodity Real Return Strategy Fund and Harbor Unconstrained Bond Fund have entered into the following Master Netting Agreements:

Master Repurchase Agreements and Global Master Repurchase Agreements, which govern repurchase and reverse repurchase transactions between the Fund and select counterparties.

Master Securities Forward Transaction Agreements, which govern the considerations and factors surrounding the settlement of certain forward settling transactions, such as delayed-delivery or sale-buyback transactions by and between the Fund and select counterparties.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes, which govern OTC market traded financial derivative transactions entered into by the Fund and select counterparties.

Please see Note 7-Offsetting Assets and Liabilities for a summary of current outstanding exposures by counterparty by Funds under terms of Master Agreements with netting provisions that enable a Fund to net its total exposure to a given counterparty.

NOTE 4—FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Adviser

Harbor Capital is an indirect, wholly-owned subsidiary of Robeco Groep N.V. (“Robeco”). Robeco is majority owned by ORIX Corporation (“ORIX”). Harbor Capital is the Trust’s investment adviser and is also responsible for administrative and other services.

54

Harbor Strategic Markets Funds

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 4—FEES AND OTHER TRANSACTIONS WITH AFFILIATES—Continued

Each Fund has a separate advisory agreement with Harbor Capital. The agreements provide for fees based on an annual percentage rate of average daily net assets as follows:

	Contractual Rate	Actual Rate[a]
Harbor Commodity Real Return Strategy Fund (Consolidated)	0.81%	0.81%
Harbor Unconstrained Bond Fund	0.85	0.85

a	Annualized for the six-month period ended April 30, 2015.

Harbor Capital has from time to time voluntarily or contractually agreed not to impose a portion of its management fees and/or to bear a portion of the expenses incurred in the operation of certain Funds in order to limit Fund expenses. Such waivers, if any, are reflected on the accompanying Statements of Operations for the respective Funds. Harbor Capital has entered into a contractual expense limitation agreement with Harbor Commodity Real Return Strategy Fund limiting the total expenses, not including interest expense, to 0.94% and 1.19% for the Institutional Class and Administrative Class, respectively. In addition, Harbor Capital has contractually agreed to waive the management fee it receives from Harbor Commodity Real Return Strategy Fund in an amount equal to the management fee paid to Harbor Capital by the Subsidiary. This waiver may not be terminated by Harbor Capital and will remain in effect for as long as Harbor Capital’s contract with the Subsidiary is in place. Harbor Capital has also entered into a contractual expense limitation agreement with Harbor Unconstrained Bond Fund limiting the total expenses, not including interest expense, to 1.05% and 1.30% for the Institutional Class and Administrative Class, respectively. The contractual expense limitations are effective through February 29, 2016. All expense limitations are inclusive of the transfer agent fee waiver discussed in the Transfer Agent note below.

Distributor

Harbor Funds Distributors, Inc. (“Harbor Funds Distributors” or the “Distributor”), a wholly-owned subsidiary of Harbor Capital, is the distributor for Harbor Funds’ shares. Under the Trust’s current distribution plans pursuant to Rule 12b-1 under the Investment Company Act with respect to each Fund’s Administrative Class shares (collectively, the “12b-1 Plan”), each Fund pays the Distributor compensation at the annual rate of 0.25% of the average daily net assets of its Administrative Class shares. The 12b-1 Plan compensates the Distributor for the purpose of financing any activity that is primarily intended to result in the sale of Administrative Class shares of the Funds or for recordkeeping services or the servicing of shareholder accounts in the Administrative Class shares of the Funds. Such activities include, but are not limited to: printing of prospectuses and statements of additional information and reports for prospective shareholders (i.e., other than existing shareholders); preparation and distribution of advertising material and sales literature; expenses of organizing and conducting sales seminars; supplemental payments to dealers or other institutions such as asset-based sales charges, payments of recordkeeping fees under recordkeeping arrangements, or payments of service fees under shareholder service arrangements; and costs of administering the 12b-1 Plan.

Amounts payable by a Fund under the 12b-1 Plan need not be directly related to the expenses actually incurred by the Distributor on behalf of each Fund. The 12b-1 Plan does not obligate the Funds to reimburse the Distributor for the actual expenses the Distributor may incur in fulfilling its obligations under the 12b-1 Plan. Thus, even if the Distributor’s actual expenses exceed the fee payable to the Distributor at any given time, the Funds will not be obligated to pay more than that fee. If the Distributor’s expenses are less than the fee it receives, the Distributor will retain the difference.

The fees attributable to each Fund’s respective class are shown on the accompanying Statement of Operations.

Transfer Agent

Harbor Services Group, Inc. (“Harbor Services Group”), a wholly-owned subsidiary of Harbor Capital, is the transfer and shareholder servicing agent for the Funds. The transfer agency and service agreement is reviewed and approved annually by the Board of Trustees and provides currently for compensation up to the following amounts per class of each Fund:

Share Class	Transfer Agent Fees[a]
Institutional Class	0.065% of the average daily net assets of all Institutional Class shares
Administrative Class	0.065% of the average daily net assets of all Administrative Class shares

a	For the period November 1, 2014 through February 28, 2015, the Transfer Agent Fees for Institutional and Administrative Class shares was 0.06%.

55

Harbor Strategic Markets Funds

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 4—FEES AND OTHER TRANSACTIONS WITH AFFILIATES—Continued

Harbor Services Group has voluntarily waived a portion of its transfer agent fees during the six-month period ended April 30, 2015. Fees incurred for these transfer agent services are shown on each Fund’s Statement of Operations. The voluntary waiver may be discontinued at any time.

Shareholders

On April 30, 2015, Harbor Capital, Harbor Funds Distributors, and Harbor Services Group, collectively held the following shares of beneficial interest in the Funds:

	Number of Shares Owned by Harbor Capital, Harbor Funds Distributors, and Harbor Services Group
	Institutional Class	Administrative Class	Total	Percentage of Outstanding Shares
Harbor Commodity Real Return Strategy Fund (Consolidated)	60,939	1	60,940	0.2%
Harbor Unconstrained Bond Fund	338,596	16,627	355,223	11.6

Independent Trustees

The fees and expenses of the Independent Trustees are shown on each Fund’s Statement of Operations. The Independent Trustees’ remuneration for all Strategic Markets Funds totaled $2 for the six-month period ended April 30, 2015.

The Board of Trustees has adopted a Deferred Compensation Plan for Independent Trustees (the “Plan”), which enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Trust. For purposes of determining the amount owed to a Trustee under the Plan, deferred amounts are treated as though they had been invested in shares of the Fund(s) selected by the Trustee. While not required to do so, each Fund makes an investment equal to the Trustee’s investment election. The deferred compensation liability and the offsetting deferred compensation investment asset are included as a component of “Liabilities; Other” and “Other assets”, respectively, in the Statement of Assets and Liabilities. Such amounts fluctuate with changes in the market value of the selected securities. The deferred compensation and related mark-to-market impact liability and an offsetting investment asset will remain on each Fund’s Statement of Assets and Liabilities until distributed in accordance with the Plan.

Indemnification

Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business the Trust enters into contracts that provide general indemnities to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

NOTE 5—TAX INFORMATION

The identified cost for federal income tax purposes of investments owned by each Fund (including earned discount on corporate short-term notes and commercial paper) and their respective gross unrealized appreciation and depreciation at April 30, 2015 are as follows:

		Gross Unrealized		Net Unrealized Appreciation/ (Depreciation)
	Identified Cost	Appreciation	(Depreciation)
Harbor Commodity Real Return Strategy Fund (Consolidated)*	$205,566	$3,337	$(4,375)	$(1,038)
Harbor Unconstrained Bond Fund*	33,620	1,522	(592)	930

*	Capital loss carryforwards are available that may reduce taxable income from future net realized gain on investments.

56

Harbor Strategic Markets Funds

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 6—DERIVATIVES

The Funds’ derivative holdings do not qualify for hedge accounting treatment and as such are recorded at current fair value. For a detailed discussion of risks related to these investments please refer to the descriptions of each type of derivative instrument in Note 2—Significant Accounting Policies.

Each Fund’s derivative instruments outstanding as of the six-month period ended April 30, 2015 as disclosed in the Portfolios of Investments, and the related amounts of realized and changes in unrealized gains and losses on derivative instruments during the period as disclosed in the Statement of Operations, are indicators of the volume of derivative activity for these Funds.

Derivative Instruments

At April 30, 2015, the fair values of derivatives, by primary risk exposure, were reflected in the Statement of Assets and Liabilities as follows:

HARBOR COMMODITY REAL RETURN STRATEGY FUND (CONSOLIDATED)

Statement of Assets and Liabilities Caption	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Commodity Contracts	Total
Assets
Investments, at value (purchased options)	$134	$—	$—	$10	$144
Unrealized appreciation on open forward currency contracts	—	2,900	—	—	2,900
Unrealized appreciation on OTC swap agreements[b]	58	—	23	3,499	3,580
Variation margin on centrally cleared swap agreements[a,b]	187	—	5	—	192
Variation margin on options and futures contracts (futures)[a]	221	—	—	346	567

Liabilities
Unrealized depreciation on open forward currency contracts	$—	$(3,138)	$—	$—	$(3,138)
Unrealized depreciation on OTC swap agreements[b]	(1,323)	—	(25)	(56)	(1,404)
Variation margin on centrally cleared swap agreements[a,b]	(1,174)	—	—	—	(1,174)
Variation margin on options and futures contracts (futures)[a]	(191)	—	—	(782)	(973)
Variation margin on options and futures contracts (options)[a]	(26)	—	—	(9)	(35)
Written options, at value	(200)	(113)	(5)	(47)	(365)

HARBOR UNCONSTRAINED BOND FUND

Statement of Assets and Liabilities Caption	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Commodity Contracts	Total
Assets
Investments, at value (purchased options)	$131	$2	$—	$—	$133
Unrealized appreciation on open forward currency contracts	—	1,178	—	—	1,178
Unrealized appreciation on OTC swap agreements[b]	35	—	28	—	63
Variation margin on centrally cleared swap agreements[a,b]	67	—	10	—	77
Variation margin on options and futures contracts (futures)[a]	41	—	—	—	41

Liabilities
Unrealized depreciation on open forward currency contracts	$—	$(625)	$—	$—	$(625)
Unrealized depreciation on OTC swap agreements[b]	(95)	—	(10)	—	(105)
Variation margin on centrally cleared swap agreements[a,b]	(456)	—	—	—	(456)
Variation margin on options and futures contracts (futures)[a]	(41)	—	—	—	(41)
Written options, at value	(153)	(16)	—	—	(169)

a	Includes cumulative appreciation/depreciation of futures contracts or market value of options contracts as reported in the Portfolio of Investments. Only current variation margin is reported within the Statement of Assets and Liabilities.

b	Net of premiums received of $81 for Harbor Commodity Real Return Strategy Fund and net of premiums paid of $86 for Harbor Unconstrained Bond Fund.

57

Harbor Strategic Markets Funds

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 6—DERIVATIVES—Continued

Realized net gain/(loss) and the change in unrealized appreciation/(depreciation) on derivatives, by primary risk exposure, for the six-month period ended April 30, 2015, were:

HARBOR COMMODITY REAL RETURN STRATEGY FUND (CONSOLIDATED)

Net Realized Gain/(Loss) on Derivatives	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Total
Forward currency contracts	$—	$6,796	$—	$—	$—	$6,796
Futures contracts	521	—	—	(3)	(58)	460
Investments (purchased options)	(104)	(1)	—	—	(182)	(287)
Written options	(121)	13	28	—	311	231
Swaps agreements	(4,148)	—	(50)	—	(25,647)	(29,845)

Net realized gain/(loss) on derivatives	$(3,852)	$6,808	$(22)	$(3)	$(25,576)	$(22,645)

Change in Unrealized Appreciation/(Depreciation) on Derivatives		Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Commodity Contracts	Total
Forward currency contracts		$—	$(1,650)	$—	$—	$(1,650)
Futures contracts		(313)	—	—	51	(262)
Investments (purchased options)		(29)	—	—	151	122
Written options		9	2	(182)	(33)	(204)
Swaps agreements		1,250	—	(105)	1,965	3,110

Change in unrealized appreciation/(depreciation) on derivatives		$917	$(1,648)	$(287)	$2,134	$1,116

HARBOR UNCONSTRAINED BOND FUND
Net Realized Gain/(Loss) on Derivatives		Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Total
Forward currency contracts		$—	$599	$—	$—	$599
Futures contracts		284	—	—	—	284
Investments (purchased options)		134	2	(1)	—	135
Written options		(33)	(43)	19	7	(50)
Swaps agreements		(379)	—	70	—	(309)

Net realized gain/(loss) on derivatives		$6	$558	$88	$7	$659

Change in Unrealized Appreciation/(Depreciation) on Derivatives			Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Total
Forward currency contracts			$—	$(24)	$—	$(24)
Futures contracts			16	—	—	16
Investments (purchased options)			(32)	(5)	—	(37)
Written options			8	45	(7)	46
Swaps agreements			(373)	—	(50)	(423)

Change in unrealized appreciation/(depreciation) on derivatives			$(381)	$16	$(57)	$(422)

58

Harbor Strategic Markets Funds

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 7—OFFSETTING ASSETS AND LIABILITIES

The Funds have adopted Accounting Standards Update (“ASU”) 2013-01, Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities, which was established to enhance disclosures pertaining to the offsetting of derivatives, repurchase agreements, and securities lending transactions or those subject to an enforceable master netting arrangement or similar agreement. ASU 2013-01 requires additional disclosures about the amounts reported on the financial statements to reflect the effect or potential effect of netting arrangements on the Funds’ financial position.

Please see the Master Netting Agreements section in Note 3 for more on Master Netting Agreements and how collateral is reported in the Financial Statements.

The following is a summary by counterparty of the gross value of material Borrowings and Other Financing Transactions and collateral (received)/pledged as of April 30, 2015:

HARBOR COMMODITY REAL RETURN STRATEGY FUND (CONSOLIDATED)

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales	Total Borrowings and Other Financing Transactions	Collateral (Received)/ Pledged	Net Exposure
Harbor Commodity Real Return Strategy Fund[a]
Global/Master Repurchase Agreement
Barclays Bank plc	$200	$—	$—	$—	$200	$(200)	$—
Citigroup Global Markets, Inc	3,700	—	—	—	3,700	(3,700)	—
Credit Suisse Securities (Europe) Ltd	4,300	—	—	—	4,300	(4,300)	—
Deutsche Bank Securities Inc	2,200	—	—	—	2,200	(2,200)	—
JP Morgan Chase Bank, NA	3,700	—	—	—	3,700	(3,700)	—
State Street Bank	477	—	—	—	477	(477)	—
Toronto-Dominion Bank	3,700	—	—	—	3,700	(3,700)	—
Master Securities Forward Transactions Agreements
Barclays Bank plc	—	—	(50,152)	—	(50,152)	—	(50,152)
Barclays Capital Inc	—	—	—	(2,849)	(2,849)	—	(2,849)
Morgan Stanley & Co. International plc	—	—	(2,346)	—	(2,346)	—	(2,346)
Morgan Stanley Co. Inc	—	—	—	(5,448)	(5,448)	—	(5,448)

Harbor Cayman Commodity Fund Ltd. (Subsidiary)[a]
	$—	$—	$—	$—	$—	$—	$—

Total Borrowings and Other Financing Transactions	$18,277	$—	$(52,498)	$(8,297)

a	The Harbor Commodity Real Return Strategy Fund and its subsidiary, Harbor Cayman Commodity Fund Ltd. are recognized as two separate legal entities as such, exposure cannot be netted.

HARBOR UNCONSTRAINED BOND FUND
Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales	Total Borrowings and Other Financing Transactions	Collateral (Received)/ Pledged	Net Exposure
Global/Master Repurchase Agreement
Citigroup Global Markets, Inc	$1,100	$—	$—	$—	$1,100	$(1,100)	$—
State Street Bank	112	—	—	—	112	(112)	—
Master Securities Forward Transactions Agreements
Barclays Bank plc	—	—	(1,541)	—	(1,541)	—	(1,541)
Citigroup Global Markets, Inc	—	—	—	(3,522)	(3,522)	—	(3,522)
Credit Suisse Securities (USA) LLC	—	—	—	(1,864)	(1,864)	—	(1,864)
Morgan Stanley & Co. Inc	—	—	—	(1,089)	(1,089)	—	(1,089)
Morgan Stanley & Co. International plc	—	—	(2,118)	—	(2,118)	—	(2,118)

Total Borrowings and Other Financing Transactions	$1,212	$—	$(3,659)	$(6,475)

59

Harbor Strategic Markets Funds

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 7—OFFSETTING ASSETS AND LIABILITIES—Continued

Harbor Commodity Real Return Strategy Fund (Consolidated) and Harbor Unconstrained Bond Fund have not pledged any securities as collateral under the terms of the above Master Repurchase and Master Securities Forward Transactions agreements as of April 30, 2015.

The following is a summary by counterparty of the value of OTC financial derivative instruments and collateral (received)/pledged as governed by International Swaps and Derivatives Association, Inc. master agreements as of April 30, 2015:

HARBOR COMMODITY REAL RETURN STRATEGY FUND (CONSOLIDATED)

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Currency Contracts	Purchased Options	Swap Agreements	Total Over- the-Counter	Forward Currency Contracts	Written Options	Swap Agreements	Total Over- the-Counter	Net Value of OTC Derivatives	Collateral (Received)/ Pledged*	Net Exposure
Harbor Commodity Real Return Strategy Fund[a]
Bank of America NA	$94	$3	$9	$106	$(264)	$(3)	$—	$(267)	$(161)	$161	$—
Barclays Bank plc	3	—	—	3	(1)	—	(87)	(88)	(85)	—	(85)
Barclays Capital	—	—	—	—	(78)	—	—	(78)	(78)	—	(78)
BNP Paribas SA	10	—	14	24	(1,232)	—	(283)	(1,515)	(1,491)	572	(919)
Credit Suisse International	388	—	15	403	(85)	(25)	—	(110)	293	—	293
Deutsche Bank AG	1,752	9	—	1,761	(1,107)	(101)	(169)	(1,377)	384	—	384
Goldman Sachs Bank USA	157	2	3	162	(223)	(47)	(217)	(487)	(325)	273	(52)
Goldman Sachs International	—	—	13	13	—	(5)	—	(5)	8	—	8
HSBC Bank USA	1	—	—	1	(56)	—	—	(56)	(55)	—	(55)
JP Morgan Chase Bank	399	—	—	399	(44)	—	—	(44)	355	—	355
JP Morgan Chase Bank NA	8	—	21	29	(8)	(21)	—	(29)	—	—	—
Morgan Stanley Capital Services LLC	—	117	6	123	—	(116)	(25)	(141)	(18)	—	(18)
Royal Bank of Scotland plc	—	—	—	—	—	—	(567)	(567)	(567)	—	(567)
UBS AG	82	—	—	82	(24)	—	—	(24)	58	—	58
Westpac Banking Corp.	—	—	—	—	(16)	—	—	(16)	(16)	—	(16)

Harbor Cayman Commodity Fund Ltd. (Subsidiary)[a]
Bank of America NA	$—	$—	$561	$561	$—	$—	$—	$—	$561	$—	$561
BNP Paribas SA	—	—	46	46	—	—	—	—	46	—	46
Citibank NA	6	—	312	318	—	—	(12)	(12)	306	—	306
Credit Suisse International	—	—	111	111	—	—	—	—	111	—	111
Deutsche Bank AG	—	—	41	41	—	—	(10)	(10)	31	—	31
Goldman Sachs Bank USA	—	—	351	351	—	—	—	—	351	—	351
Goldman Sachs International	—	3	6	9	—	(35)	(8)	(43)	(34)	—	(34)
JP Morgan Chase Bank NA	—	—	273	273	—	—	(19)	(19)	254	—	254
Morgan Stanley Capital Services LLC	—	—	1,512	1,512	—	—	(1)	(1)	1,511	—	1,511
Société Générale Paris	—	—	286	286	—	—	(6)	(6)	280	—	280

Total Over-the-Counter Exposure	$2,900	$134	$3,580	$6,614	$(3,138)	$(353)	$(1,404)	$(4,895)

*	Of the total collateral received and/or pledged listed in the table above, cash of $3,174 has been received as collateral.

a	The Harbor Commodity Real Return Strategy Fund and its subsidiary, Harbor Cayman Commodity Fund Ltd. are recognized as two separate legal entities as such, exposure cannot be netted.

60

Harbor Strategic Markets Funds

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 7—OFFSETTING ASSETS AND LIABILITIES—Continued

HARBOR UNCONSTRAINED BOND FUND

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Currency Contracts	Purchased Options	Swap Agreements	Total Over- the-Counter	Forward Currency Contracts	Written Options	Swap Agreements	Total Over- the-Counter	Net Value of OTC Derivatives	Collateral (Received)/ Pledged*	Net Exposure
Australia and New Zealand
Banking Group	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Bank of America Corp.	259	—	—	259	—	—	—	—	259	—	259
Bank of America NA	52	14	8	74	(44)	(21)	(17)	(82)	(8)	—	(8)
Barclays Bank plc	85	—	4	89	(2)	—	—	(2)	87	—	87
BNP Paribas SA	194	—	5	199	(271)	(8)	(26)	(305)	(106)	—	(106)
Credit Suisse Group AG	47	—	—	47	—	—	—	—	47	—	47
Credit Suisse International	41	—	1	42	(21)	(1)	(14)	(36)	6	—	6
Deutsche Bank AG	134	26	11	171	(135)	(25)	(21)	(181)	(10)	—	(10)
Deutsche Bank AG London	179	—	—	179	(41)	—	—	(41)	138	—	138
Goldman Sachs Bank USA	1	18	18	37	(2)	(30)	(7)	(39)	(2)	—	(2)
Goldman Sachs Capital Markets LP	—	—	—	—	(32)	—	—	(32)	(32)	—	(32)
Goldman Sachs International	—	—	6	6	—	—	(2)	(2)	4	—	4
HSBC Bank USA	3	—	—	3	—	—	—	—	3	—	3
HSBC Bank USA NA	—	—	4	4	—	(2)	(6)	(8)	(4)	—	(4)
JP Morgan Chase Bank	4	—	—	4	(34)	—	—	(34)	(30)	—	(30)
JP Morgan Chase Bank NA	5	1	2	8	(5)	(3)	(1)	(9)	(1)	—	(1)
Morgan Stanley Capital Services LLC	—	72	4	76	—	(79)	(11)	(90)	(14)	—	(14)
UBS AG	174	—	—	174	(38)	—	—	(38)	136	—	136
UBS AG Stamford	—	1	—	1	—	—	—	—	1	—	1

Total Over-the-Counter Exposure	$1,178	$132	$63	$1,373	$(625)	$(169)	$(105)	$(899)

*	Of the total collateral received and/or pledged listed in the table above, cash of $260 has been received as collateral.

Exchange traded and centrally cleared derivatives are not subject to master netting or similar arrangements.

NOTE 8—SUBSEQUENT EVENTS

Through the date the financial statements were issued, no subsequent events or transactions had occurred that would have materially impacted the financial statements or related disclosures as presented herein.

61

Harbor Strategic Markets Funds

FEES AND EXPENSE EXAMPLE (Unaudited)

Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including redemption fees (if any) and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period November 1, 2014 through April 30, 2015.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses for each share class. You may use the information in the respective class line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of the respective class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table for each share class below provides information about hypothetical account values and hypothetical expenses based on the respective Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the respective Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratios*	Expenses Paid During Period**	Beginning Account Value (November 1, 2014)	Ending Account Value (April 30, 2015)
Harbor Commodity Real Return Strategy Fund
Institutional Class	0.94%
Actual		$4.36	$1,000	$869.30
Hypothetical (5% return)		4.71	1,000	1,020.02
Administrative Class	1.19%
Actual		$5.51	$1,000	$866.40
Hypothetical (5% return)		5.96	1,000	1,018.75
Harbor Unconstrained Bond Fund
Institutional Class	1.05%
Actual		$5.22	$1,000	$1,003.10
Hypothetical (5% return)		5.26	1,000	1,019.46
Administrative Class	1.30%
Actual		$6.46	$1,000	$1,001.70
Hypothetical (5% return)		6.51	1,000	1,018.19
*	Reflective of all fee waivers and expense reimbursements.

**	Expenses are equal to the Fund’s annualized net expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

62

Harbor Strategic Markets Funds

ADDITIONAL INFORMATION (Unaudited)

PROXY VOTING

The Funds have adopted Proxy Voting Policies and Procedures under which the Funds vote proxies relating to securities held by the Funds. In addition, the Funds file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. A description of the Funds’ Proxy Voting Policies and Procedures and the Funds’ proxy voting record (Form N-PX) is available (i) without charge, upon request, by calling Harbor Funds toll-free at 800-422-1050; (ii) on the Funds’ website at harborfunds.com; and (iii) on the SEC’s website at www.sec.gov.

HOUSEHOLDING

Harbor Funds has adopted a policy that allows it to send only one copy of a Fund’s prospectus, proxy material, annual report and semi-annual report to certain shareholders residing at the same household. This reduces Fund expenses, which benefits you and other shareholders. If you need additional copies or do not want your mailings to be “householded,” please call the Shareholder Servicing Agent at 800-422-1050. Individual copies will be sent within thirty (30) days after the Shareholder Servicing Agent receives your instructions. Your consent to householding is considered valid until revoked.

QUARTERLY PORTFOLIO DISCLOSURES

Each Fund files a complete portfolio of investments with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q is available (i) without charge, upon request, by calling Harbor Funds toll-free at 800-422-1050, (ii) on the Funds’ website at harborfunds.com, and (iii) on the SEC’s web site at www.sec.gov. The form may also be viewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information regarding the operations of the Public Reference Room may also be obtained by calling 800-SEC-0330.

ADVISORY AGREEMENT APPROVALS

FACTORS CONSIDERED BY THE TRUSTEES IN APPROVING THE INVESTMENT ADVISORY AGREEMENTS AND SUBADVISORY AGREEMENTS OF THE STRATEGIC MARKETS FUNDS

The Investment Company Act of 1940, as amended, requires that the Investment Advisory and Subadvisory Agreement of each Fund be approved initially, and following an initial two-year term, at least annually, by the Harbor Funds Board of Trustees, including a majority of the Independent Trustees voting separately.

At an in-person meeting of the Board of Trustees held on February 8, 9, and 10, 2015 (the “Meeting”), the Board, including the Independent Trustees voting separately, considered and approved the continuation of each Investment Advisory Agreement with Harbor Capital Advisors, Inc., the adviser to each Fund (the “Adviser”), and a Subadvisory Agreement with Pacific Investment Management Company LLC (“PIMCO”), each Fund’s subadviser (the “Subadviser”) with respect to Harbor Commodity Real Return Strategy Fund and Harbor Unconstrained Bond Fund.

In evaluating each Investment Advisory Agreement and each Subadvisory Agreement, the Trustees reviewed materials furnished by the Adviser and the Subadviser, including information about their respective affiliates, personnel, and operations and also relied upon their knowledge of the Adviser and Subadvisers resulting from their quarterly meetings, periodic telephonic meetings and other prior communications. At the Meeting, which had been called for the purpose of considering the continuation of the relevant Investment Advisory Agreements and Subadvisory Agreements, and at prior meetings, the Trustees, including the Independent Trustees, requested and received materials and presentations relating to Fund performance and the services rendered by the Adviser and the Subadviser. The Trustees also discussed with representatives of the Adviser, at the Meeting and at prior meetings, Harbor Funds’ operations and the Adviser’s ability, consistent with the “manager of managers” structure of Harbor Funds, to (i) identify and recommend to the Trustees a subadviser for each Fund, (ii) monitor and oversee the performance and investment capabilities of the Subadviser, and (iii) recommend the replacement of a subadviser where appropriate.

At the Meeting, the Trustees, including all of the Independent Trustees voting separately, determined that the terms of each Investment Advisory Agreement and each Subadvisory Agreement with respect to Harbor Commodity Real Return Strategy Fund and Harbor Unconstrained Bond Fund were fair and reasonable and approved the continuation for a one-year period of each such Investment Advisory Agreement and Subadvisory Agreement as being in the best interests of the respective Fund and its shareholders.

63

Harbor Strategic Markets Funds

ADDITIONAL INFORMATION—Continued

In their deliberations, the Independent Trustees had the opportunity to meet privately without representatives of the Adviser or any Subadviser present and were represented throughout the process by legal counsel to the Independent Trustees and the Funds.

In considering the approval of each Fund’s Investment Advisory Agreement and Subadvisory Agreement, the Board of Trustees, including the Independent Trustees, evaluated a number of factors it considered relevant to its determination. The Board did not identify any single factor as all-important or controlling, and individual Trustees did not necessarily attribute the same weight or importance to each factor.

Among the factors considered by the Trustees in approving the Investment Advisory Agreements were the following:

•	the nature, extent, and quality of the services provided by the Adviser, including the background, education, expertise and experience of the investment professionals of the Adviser;

•	the favorable history, reputation, qualifications and background of the Adviser, as well as the qualifications of its personnel;

•

the profitability of the Adviser with respect to each Fund, including the effect of revenues of Harbor Services Group, Inc. (“Harbor Services Group”), the Funds’ transfer agent, and Harbor Funds Distributors, Inc. (“Harbor Funds Distributors”), the Funds’ principal underwriter, on such profitability;

•

the fees charged by the Adviser for investment advisory services, including, in each case, the portion of the fee to be retained by the Adviser, after payment of the Subadviser’s fee, for the subadviser oversight, administration and “manager of managers” services the Adviser provides;

•	the extent to which economies of scale might be realized as each Fund grows, and the extent to which each Fund’s advisory fee level reflects any economies of scale for the benefit of Fund investors;

•	the fees and expense ratios of each Fund relative to the quality of services provided and the fees and expense ratios of similar investment companies;

•	the investment performance of each Fund in comparison to peer groups and certain relevant benchmark indices and the Adviser’s efforts to address circumstances of underperformance where applicable;

•

the compensation received by Harbor Services Group and Harbor Funds Distributors in consideration of the services each provides to the Funds, and any other “fall out” benefits that inure to the Adviser and its affiliates as a result of their relationship with the Funds;

•

information received at regular meetings throughout the year related to Fund performance and services rendered by the Adviser, as well as the Subadviser, and research arrangements with brokers who execute transactions on behalf of the Subadviser;

•

information contained in materials provided by the Adviser and compiled by Lipper, Inc. (“Lipper”) as to the investment returns, advisory fees and total expense ratios of the Institutional Class of each Fund (and, in certain cases, total expense ratios of certain other classes) relative to those of other investment companies with similar objectives and strategies managed by other investment advisers, consisting both of a peer group of funds as well as a broader universe of funds compiled by Lipper; and

•

information contained in materials compiled by Morningstar, Inc. (“Morningstar”) as to the investment returns of the Institutional Class of each Fund relative to those of other investment companies with similar objectives and strategies managed by other investment advisers.

Among the factors considered by the Trustees in approving the Subadvisory Agreements were the following:

•

the nature, extent, and quality of the services provided by the Subadviser, including the background, education, expertise and experience of the investment professionals of the Subadviser providing services to the Funds;

•	the favorable history, reputation, qualifications and background of the Subadviser, as well as the qualifications of their respective personnel;

•	the fees charged by the Subadviser for subadvisory services, which fees are paid by the Adviser, not by the Funds;

64

Harbor Strategic Markets Funds

ADDITIONAL INFORMATION—Continued

•

information contained in materials provided by the Adviser and compiled by Lipper as to the investment returns of the Institutional Class of each Fund relative to those of other investment companies with similar objectives and strategies managed by other investment advisers, consisting both of a peer group of funds as well as a broader universe of funds compiled by Lipper; and

•

information contained in materials compiled by Morningstar as to the investment returns of the Institutional Class of each Fund relative to those of other investment companies with similar objectives and strategies managed by other investment advisers.

Nature, Scope and Extent of Services

The Trustees separately considered the nature, scope and extent of the services provided by the Adviser and the Subadviser. In their deliberations as to the approval of each Fund’s Investment Advisory Agreement and Subadvisory Agreement, the Trustees were mindful of the fact that, by choosing to invest in a Fund, the shareholders had entrusted the Adviser with the responsibility, subject to the approval of the Trustees, for selecting such Fund’s Subadviser, overseeing and monitoring that Subadviser’s performance and replacing the Subadviser if necessary. The Trustees also considered as relevant to their determination the favorable history, reputation, qualifications and background of the Adviser and the Subadviser, as well as the qualifications of their respective personnel.

The Adviser’s Services. The Board evaluated the nature, scope and extent of the Adviser’s services in light of the Board’s experience with the Adviser, as well as materials provided by the Adviser as part of its comprehensive written response to the 15(c) request letter prepared by legal counsel to the Independent Trustees in consultation with the Independent Trustees concerning the financial and other resources devoted by the Adviser to Harbor Funds, including the breadth and depth of experience and expertise of the investment, administrative, legal and compliance professionals dedicated to Harbor Funds’ operations. The Trustees noted that the Adviser had a favorable long-term record of identifying mutual fund products that proved to be attractive to investors, and selecting subadvisers to manage such funds. The Trustees determined that the Adviser had the expertise and resources to identify, select, oversee and monitor the Subadviser and to operate effectively as the “manager of managers” for the Funds.

The Subadviser’s Services. The Trustees’ consideration of the services provided by the Subadviser included a review of the Subadviser’s portfolio managers, investment philosophy, style and processes and record of consistency therewith, the volatility of its results, its approach to controlling risk, and the quality and extent of its investment capabilities and resources, including, the nature and extent of research it receives from broker-dealers (to the extent applicable) and other sources. In their deliberations with respect to each Fund, the Trustees considered the history of Harbor Funds’ relationship with the Subadviser and Harbor Funds’ experience with the Subadviser in this capacity.

The Trustees also considered the Subadviser’s breadth and depth of experience and investment results in managing other accounts similar to the respective Fund. The Trustees had received presentations at the meeting by investment professionals from the Subadviser for Harbor Commodity Real Return Strategy Fund and Harbor Unconstrained Bond Fund. The Trustees reviewed information concerning the Subadviser’s historical investment results in managing accounts and/or funds, as applicable, in a manner substantially similar to the relevant Fund.

Investment Performance, Advisory Fees and Expense Ratios

In considering each Fund’s performance, advisory fees and expense ratio, the Trustees requested and received from the Adviser data compiled by Lipper and Morningstar. The Trustees also received information explaining the methodology for compilation of certain of this information and what it was intended to demonstrate. The Trustees analyzed the Institutional Class performance of each Fund, the advisory fees of each Fund, and the Institutional Class expenses of each Fund (after giving effect to waivers and/or reimbursements, if applicable, that reduced the fees or expenses of the Fund or its peer funds) and made certain observations and findings as to each Fund as noted below. The Trustees also identified and reviewed certain Administrative Class and Investor Class comparative fee and expense information they considered relevant to their deliberations.

Harbor Commodity Real Return Strategy Fund. In consideration of the Investment Advisory Agreement and Subadvisory Agreement for the Harbor Commodity Real Return Strategy Fund (inception date of September 2, 2008), the Trustees noted the Fund’s Institutional Class underperformance relative to its Lipper group medians for the two-, three-, four- and five-year periods ended December 31, 2014 and its underperformance versus its Lipper universe medians for the one-, two-

65

Harbor Strategic Markets Funds

ADDITIONAL INFORMATION—Continued

and three-year periods ended December 31, 2014. The Fund outperformed its Lipper universe medians for the four- and five-year periods ended December 31, 2014 and performed at its Lipper group median for the one-year period ended December 31, 2014. According to the Morningstar data presented, the Fund’s one-, three- and five-year rolling returns as of December 31, 2014 were ranked in the second, third and first quartiles, respectively. The Trustees also considered the fact that the Fund outperformed its benchmark, the Bloomberg Commodity Index, for the five-year period ended December 31, 2014, but had underperformed its benchmark for the one- and three-year periods ended December 31, 2014.

The Trustees considered the expertise of PIMCO in managing assets generally and in the commodity and inflation-protection asset classes specifically, noting that PIMCO managed approximately $19.8 billion in commodity assets, out of a firm-wide total of approximately $1.68 trillion in assets under management. The Trustees also noted that the Fund’s portfolio managers had significant experience in the inflation protection/Treasury Inflation Protected Securities (TIPS) and commodities markets.

They observed that the Lipper comparison of contractual management fees for the Fund’s expense group, assuming an asset level of $225 million, showed the Fund’s management fee was below the group median for the Institutional Class. The actual total expense ratio of the Fund’s Institutional Class was below the Lipper group and universe median expense ratios. The Trustees also considered that Harbor Capital proposed to continue the Fund’s existing contractual fee waiver/expense reimbursement arrangement until at least February 29, 2016. They noted that the Adviser’s profitability in managing the Fund was not excessive.

Harbor Unconstrained Bond Fund. In consideration of the Investment Advisory Agreement and Subadvisory Agreement for the Harbor Unconstrained Bond Fund (inception date of April 1, 2010), the Trustees noted the Fund’s Institutional Class performance was above the Lipper group and universe medians for the one-, two- and four-year periods ended December 31, 2014. The Fund’s performance was at the Lipper group and universe medians for the three-year period ended December 31, 2014. For the since-inception period ended December 31, 2014, the Fund’s performance was above the Lipper group median but below the universe median. According to the Morningstar data presented, the Fund’s one- and three-year rolling returns as of December 31, 2014 ranked in the first and third quartiles, respectively. The Trustees also considered the fact that the Fund outperformed its benchmark, the Bank of America Merrill Lynch USD 3-Month Constant Maturity LIBOR Index, for the one- and three-year periods ended December 31, 2014.

The Trustees considered the expertise of PIMCO in managing assets generally and in the bond asset class specifically, noting that PIMCO managed approximately $34 billion in “unconstrained” assets, out of a firm-wide total of approximately $1.68 trillion in assets under management. The Trustees also noted that although the Fund’s prior portfolio manager, Bill Gross, the founder of PIMCO, had departed PIMCO in September 2014, the Fund’s replacement co-portfolio managers each had significant experience in the bond markets.

They observed that the Lipper comparison of contractual management fees for the Fund’s expense group, assuming an asset level of $50 million, showed the Fund’s management fee was above the group median for the Institutional Class. The actual total expense ratio of the Fund’s Institutional Class was above the Lipper group and universe median expense ratios. The Trustees also considered that Harbor Capital proposed to continue the Fund’s existing contractual fee waiver/expense reimbursement arrangement until at least February 29, 2016. They noted that the Adviser’s profitability in managing the Fund was negative.

*  *  *

The Trustees also separately considered the allocation between the Adviser and the Subadviser of the relevant Fund’s investment advisory fee (i.e., the amount of the advisory fee retained by the Adviser relative to that paid to the Subadviser as a subadvisory fee). They determined in each case that the allocation was reasonable and the product of arm’s length negotiation between the Adviser and Subadviser.

Profitability

The Trustees also considered the Adviser’s profitability in managing each of the Funds (as well as on a fund complex-wide basis) as presented by the Adviser, and the allocation methodology used by the Adviser to compute such profitability. The Trustees acknowledged that a reasonable level of profitability was important to provide suitable incentives for the Adviser to continue to attract and maintain high-quality personnel and to invest in infrastructure and other resources to support and enhance the Funds’ operations. In considering the Adviser’s profitability generally, the Trustees also reviewed the compensation received by Harbor Services Group and Harbor Funds Distributors in consideration of the transfer agency

66

Harbor Strategic Markets Funds

ADDITIONAL INFORMATION—Continued

and distribution services, respectively, that are provided to Harbor Funds, and any other benefits enjoyed by the Adviser and its affiliates as a result of their relationship with Harbor Funds. The Trustees noted that the Adviser was, in certain cases, waiving a portion of its advisory fee and/or reimbursing a portion of Fund expenses. The Trustees determined that the Adviser’s profitability in managing each Fund was not excessive.

Economies of Scale

The Trustees also considered the extent to which economies of scale might be realized as each Fund grows, and the extent to which each Fund’s advisory fee level reflects these economies of scale for the benefit of Fund investors. The Trustees specifically considered whether any advisory fee reduction “breakpoints” should be added to the advisory fee payable by any Fund. As noted above, the Trustees concluded that the Adviser’s profitability in each case was not excessive. They concluded that the Funds’ fee structures reflected economies of scale to date and that breakpoints in these fee structures were not required at the present time. The Trustees noted they intend to monitor each Fund’s asset growth in connection with future reviews of each Fund’s Investment Advisory Agreement to determine whether breakpoints may be appropriate at such time.

67

Harbor Strategic Markets Funds

ADDITIONAL INFORMATION—Continued

TRUSTEES AND OFFICERS

(As of June 2015)

The business and affairs of the Trust shall be managed by or under the direction of the Trustees, and they shall have all powers necessary or desirable to carry out that responsibility. The Trustees shall have full power and authority to take or refrain from taking any action and to execute any contracts and instruments that they may consider necessary or desirable in the management of the Trust. Any determination made by the Trustees in good faith as to what is in the interests of the Trust shall be conclusive. Information pertaining to the Trustees and Officers of Harbor Funds is set forth below. The address of each Trustee and Officer is: [Name of Trustee or Officer] c/o Harbor Funds, 111 South Wacker Drive, 34th Floor, Chicago, IL 60606-4302.

The Harbor Funds’ Statement of Additional Information includes additional information about the Trust’s Trustees and is available without charge by calling 800-422-1050 or at the Trust’s website at harborfunds.com.

Name (Age) Position(s) with Fund Address	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past Five Years	Number of Portfolios In Fund Complex Overseen by Trustee	Other Directorships of Public Companies and Other Registered Investment Companies Held by Trustee During Past Five Years
INDEPENDENT TRUSTEES
Scott M. Amero (51) Trustee	Since 2014	Trustee, Rare (conservation non-profit) (2011-Present); Trustee, Berkshire School (2014-Present); BlackRock, Inc., (publicly traded investment management firm) Vice Chairman and Global Chief Investment Officer, Fixed Income (2010), Vice Chairman and Global Chief Investment Officer, Fixed Income, and Co-Head, Fixed Income Portfolio Management (2007-2010).	28	Director, Anthracite Capital, Inc. (2005-2010).

Raymond J. Ball (70) Trustee	Since 2006	Sidney Davidson Distinguished Service Professor of Accounting, University of Chicago Booth School of Business (2000-Present); Academic Affiliate, Analysis Group (litigation consulting firm) (2000-Present); Financial Reporting Faculty Advisory Group of the Institute of Chartered Accountants in England and Wales (2008-Present); and Advisory Board of the Center for Accounting Research & Education at University of Notre Dame (2006-Present).	28	None

Donna J. Dean (63) Trustee	Since 2010	Chief Investment Officer of the Rockefeller Foundation (a private foundation) (1995-Present); and Trustee of Queens University of Charlotte, North Carolina (2000-2014).	28	None

Randall A. Hack (68) Trustee	Since 2010	Founder and Senior Managing Director of Capstone Capital LLC (a private investment firm) (2003-Present); Director of Tower Development Corporation (cell tower developer) (2009-Present); and Advisory Director of Berkshire Partners (a private equity firm) (2002-2013).	28	Director of FiberTower Corporation (2002-2011).

Robert Kasdin (57) Trustee	Since 2014	Senior Vice President and Chief Operating Officer, Johns Hopkins Medicine (2015-Present); Senior Executive Vice President, Columbia University (2002-2015); Trustee, National September 11 Memorial & Museum at the World Trade Center (2005-Present); Trustee, The Metropolitan Museum of Art (2014-Present); Trustee (2004-2014) and President of the Board of Trustees (2006-2011), The Dalton School; Trustee, ARTstor Digital Library (a nonprofit digital images resource) (2013-Present); Director, Apollo Commercial Real Estate Finance, Inc. (2014-Present); and Director, Noranda Aluminum Holdings Corp. (2007-2014).	28	Director of Noranda Aluminum Holdings Corp. (2007-2014); and Director of Apollo Commercial Real Estate Finance, Inc. (2014-Present).

Rodger F. Smith (74) Trustee	Since 1987	Managing Director, Greenwich Associates (a research based consulting firm) (1976-Present); and Chair of Trust Advisory Committee of Tau Beta Pi Association (engineering honor society) (1985-Present).	28	None

Ann M. Spruill (61) Trustee	Since 2014	Partner (1993-2008), Member of Executive Committee (1996-2008), Member Board of Directors (2000-2008), Grantham, Mayo, Van Otterloo & Co. LLC (private investment management firm) (with the firm since 1990); Member Investment Committee and Chair of Global Equities, Museum of Fine Arts, Boston (2000-Present); and Trustee, Financial Accounting Foundation (2014-Present).	28	None
INTERESTED TRUSTEE

David G. Van Hooser (68)* Chairman, Trustee and President	Since 2000	President (2002-Present), Director and Chairman of the Board (2000-Present), Harbor Capital Advisors, Inc.; Chief Executive Officer (2007-Present), Chief Financial Officer (2012-Present), Treasurer (2007-2012) and Director (2000-Present), Harbor Funds Distributors, Inc.; and Director (2000-Present), Harbor Services Group, Inc.	28	None

68

Harbor Strategic Markets Funds

ADDITIONAL INFORMATION—Continued

Name (Age) Position(s) with Fund Address	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past Five Years
FUND OFFICERS NOT LISTED ABOVE**
Charles F. McCain (45) Chief Compliance Officer	Since 2004	Executive Vice President and General Counsel (2004-Present) and Chief Compliance Officer (2004-2014), Harbor Capital Advisors, Inc.; Director (2007-Present) and Chief Compliance Officer (2004-Present), Harbor Services Group, Inc.; and Director, Executive Vice President and Chief Compliance Officer (2007-Present), Harbor Funds Distributors, Inc.

Anmarie S. Kolinski (43) Treasurer	Since 2007	Executive Vice President and Chief Financial Officer (2007-Present), Harbor Capital Advisors, Inc.; Chief Financial Officer (2007-Present), Harbor Services Group, Inc.; and Treasurer (2012-Present), Harbor Funds Distributors, Inc.

Erik D. Ojala (40) Vice President and Secretary; AML Compliance Officer	Since 2007; Since 2010	Senior Vice President and Associate General Counsel (2007-Present) and Secretary (2010-Present), Harbor Capital Advisors, Inc.; and Assistant Secretary (2014-Present), Harbor Services Group, Inc.

Brian L. Collins (46) Vice President	Since 2005	Executive Vice President and Chief Investment Officer (2004-Present), Harbor Capital Advisors, Inc.

Charles P. Ragusa (56) Vice President	Since 2007	Executive Vice President (2007-Present), Harbor Capital Advisors, Inc.; President (2007-Present), Harbor Services Group, Inc.; and Executive Vice President and AML Compliance Officer (2007-Present), Harbor Funds Distributors, Inc.

Jodie L. Crotteau (43) Assistant Secretary	Since 2014	Senior Vice President and Chief Compliance Officer, Harbor Capital Advisors, Inc. (2014-Present); Vice President and Chief Compliance Officer, Grosvenor Registered Funds (2011-2014); Vice President, Grosvenor Capital Management, L.P. (2010-2014); Assistant Secretary (2005-2010) and AML Compliance Officer (2007-2010), Harbor Funds; Vice President, Secretary and Compliance Director (2007-2010), Harbor Capital Advisors, Inc.; Assistant Secretary (2005-2010), Harbor Services Group, Inc.; and Assistant Secretary (2007-2010), Harbor Funds Distributors, Inc.

Susan A. DeRoche (62) Assistant Secretary	Since 2006	Senior Vice President and Compliance Director (2007-Present) and Assistant Secretary (2006-Present), Harbor Capital Advisors, Inc.; Senior Vice President (2011-Present) and Secretary (2007-Present), Harbor Funds Distributors, Inc.; and Secretary (2014-Present) and Assistant Secretary (2012-2013), Harbor Services Group, Inc.

John M. Paral (46) Assistant Treasurer	Since 2013	Vice President (2012-Present) and Financial Reporting Manager (2007-2012), Harbor Capital Advisors, Inc.

1	Each Trustee serves for an indefinite term, until his successor is elected. Each Officer is elected annually.
*	Mr. Van Hooser is deemed an “Interested Trustee” due to his affiliation with the Adviser and Distributor of Harbor Funds.
**	Officers of the Funds are “interested persons” as defined in the Investment Company Act.

69

THIS PRIVACY STATEMENT IS NOT PART OF THIS REPORT

Harbor’s Privacy Statement

The following privacy statement is issued by Harbor Funds and each series of Harbor Funds and its affiliates, Harbor Capital Advisors, Inc., Harbor Services Group, Inc. and Harbor Funds Distributors, Inc. These measures reflect our commitment to maintaining the privacy of your confidential information. We appreciate the confidence you have shown by entrusting us with your assets.

Personal Information	It is our policy to respect the privacy of current and former shareholders and to protect personal information entrusted to us. We do not sell your personal information to anyone.

In the course of providing products and services, we collect non-public personal information about you from the following sources: applications, forms, our website (including any information captured through our use of “cookies”), through mobile applications, by telephone and in correspondence and transactions with us, our affiliates or other parties.

The non-public personal information collected may include name, address, e-mail address, telephone/fax numbers, account number, social security or taxpayer identification number, investment activity, and bank account information.

When you visit us through our website or a mobile application, we may collect technical and navigational information, such as computer browser type, Internet protocol address, pages visited and average time spent on our website. We may use this information to alert you to software compatibility issues, or to improve our web design and functionality. We use “cookies” and similar files that may be placed on your hard drive for security purposes, to facilitate site navigation and to personalize the appearance of our site.

Information Sharing	We occasionally disclose non-public personal information about our current or former shareholders with affiliated and non-affiliated parties, as permitted or required by law or regulation. In the normal course of servicing our shareholders, information we collect may be shared with non-affiliated companies that perform support services on our behalf or to other firms that assist us in providing you with products and services, such as custodians, transfer agents, broker-dealers and marketing service firms, as well as with other financial institutions. These companies may not use the information for any other purpose and we require them to keep the information they handle confidential. We may also share information with affiliates that are engaged in a variety of financial services in order to better service your account(s).

When information is shared with third parties, they are not permitted to use the information for any purpose other than to assist our servicing of your account(s) or as permitted by law.

If you close your account(s) or if we lose contact with you, we will continue to share information in accordance with our current privacy policy and practices.

Access to Information	Access to non-public personal information is limited to employees, agents or other parties who need to know that information to perform their jobs, such as servicing your account(s), resolving problems or informing you of new products or services.

Security	We maintain physical, electronic and procedural safeguards that comply with industry standards to protect your non-public personal information.

For shareholders accessing information through our website or a mobile application, various forms of Internet security, such as data encryption firewall barriers, user names and passwords, and other tools are used. For additional information regarding our security measures, visit the terms and conditions of use on our website at harborfunds.com. If you have any questions or concerns about how we maintain the privacy of your non-public personal information, please contact us at 800-422-1050 Monday through Friday, between the hours of 8:00 a.m. and 6:00 p.m. Eastern time.

We recommend that you read and retain this notice for your personal files

Eff. November 2013

70

Glossary

12b-1 Fee—A mutual fund fee, named for the SEC rule that permits it, used to pay for broker-dealer compensation and other distribution costs. If a fund has a 12b-1 fee, it will be disclosed in the fee table of a fund’s prospectus.

ADR—ADR after the name of a foreign holding stands for American Depositary Receipts representing ownership of foreign securities. ADRs are issued by U.S. banking institutions.

Average Market Capitalization—The average market capitalization of a fund’s equity portfolio gives you a measure of the size of the companies in which the fund invests. Market capitalization is calculated by multiplying the number of a company’s shares outstanding by its price per share.

Average Weighted Coupon—A calculation from a fund’s portfolio by weighting the coupon of each bond by its relative size in the portfolio.

Barclays U.S. Aggregate Bond Index—The Barclays U.S. Aggregate Bond Index is an unmanaged index of investment-grade fixed-rate debt issues with maturities of at least one year. This unmanaged index does not reflect fees and expenses and is not available for direct investment.

Barclays U.S. TIPS Index—The Barclays U.S. TIPS Index is an unmanaged market index comprised of all U.S. Treasury Inflation Protected Securities rated investment grade (Baa3 or better), have at least one year to final maturity, and at least $250 million par amount outstanding. This unmanaged index does not reflect fees and expenses and is not available for direct investment.

Beta—A measure of market-related risk. The beta of every index is 1.00, no matter how volatile the index is. A beta less than one means the portfolio is less volatile than the index. A beta higher than one indicates more volatility than the index.

Bloomberg Commodity Index Total ReturnSM—The Bloomberg Commodity Index Total ReturnSM is a broadly diversified index that tracks the commodities markets through commodity futures contracts. This unmanaged index does not reflect fees and expenses and is not available for direct investment.

BofA Merrill Lynch All U.S. Convertibles Ex Mandatory Index—The BofA Merrill Lynch All U.S. Convertibles Ex Mandatory Index is broadly representative of the U.S. convertible securities market, consisting of publicly traded issues, denominated in U.S. dollars, of all credit qualities, and excluding mandatory (equity-linked) convertibles. This unmanaged index does not reflect fees and expenses and is not available for direct investment.

BofA Merrill Lynch U.S. Dollar 3-Month LIBOR Constant Maturity Index—The BofA Merrill Lynch U.S. Dollar 3-Month LIBOR Constant Maturity Index tracks the performance of a synthetic asset paying Libor to a stated maturity. The index is based on the assumed purchase at par of a synthetic instrument having exactly its stated maturity and with a coupon equal to that day’s fixing rate. That issue is assumed to be sold the following business day (priced at a yield equal to the current day fixing rate) and rolled into a new instrument. This unmanaged index does not reflect fees and expenses and is not available for direct investment.

BofA Merrill Lynch 3-Month U.S. Treasury Bill Index—The BofA Merrill Lynch 3-Month U.S. Treasury Bill Index is comprised of a single U.S. Treasury Bill issue purchased at the beginning of each month and held for a full month, at which time that issue is sold and rolled into a newly selected issue. The issue selected each month is that having a maturity date closest to, but not beyond 90 days from the rebalance date.

BofA Merrill Lynch U.S. High Yield Index—The BofA Merrill Lynch U.S. High Yield Index is an unmanaged index that tracks the performance of below investment grade U.S. dollar-denominated corporate bonds publicly issued in the U.S. domestic market. All bonds are U.S. dollar denominated and rated Split BBB and below. This unmanaged index does not reflect fees and expenses and is not available for direct investment.

BofA Merrill Lynch U.S. Non-Distressed High Yield Index—The BofA Merrill Lynch U.S. Non-Distressed High Yield Index is a subset of the BofA Merrill Lynch U.S. High Yield Index including all securities with an option-adjusted spread less than 1,000 basis points. The unmanaged index does not reflect fees and expenses and is not available for direct investment.

Bottom-Up Equity Management Style—A management style that de-emphasizes the significance of economic and market cycles, focusing instead on the analysis of individual stocks.

Capital Gains Distribution—Profits distributed to shareholders resulting from the sale of securities held in the fund’s portfolio.

71

Glossary—Continued

Credit Risk—The possibility that a bond issuer may not be able to pay interest and repay its debt.

CUSIP Number—Identification number assigned to every stock, corporate bond and municipal bond by the Committee on Uniform Securities Identification Procedures (CUSIP), which is established by the American Bankers Association.

Diversification—The practice of investing broadly across securities of a number of issuers to reduce risk.

Duration—A common gauge of the price sensitivity of a fixed income asset or portfolio to a change in interest rates.

Emerging Markets—Emerging markets are countries with relatively young stock and bond markets. Examples include Brazil and Thailand. Typically, emerging-markets investments have the potential for losses and gains larger than those of developed-market investments.

Expense Ratio—The Fund’s total annual operating expenses (including management fees, distribution (12b-1) fees and other expenses) expressed as a percentage of average net assets.

Family of Funds—A group of mutual funds, each typically with its own investment objective, managed and distributed by the same company.

GDR—GDR after the name of a holding stands for Global Depositary Receipt representing ownership of foreign securities. GDRs are issued by either U.S. or non-U.S. banking organizations.

Inception Date—The date on which the Fund commenced operations.

Investment Objective—The goal that an investor and mutual fund pursue together (e.g., current income, long-term capital growth, etc.)

Median Market Cap—An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

MSCI All Country World Index—The MSCI All Country World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. This unmanaged index does not reflect fees and expenses and is not available for direct investment.

MSCI All Country World Ex. U.S. (ND) Index—The MSCI All Country World Ex. U.S. is a free float-adjusted market capitalization weighted index that is designed to measure equity market performance in the global developed and emerging markets, excluding the United States. This unmanaged index does not reflect fees and expenses and is not available for direct investment.

MSCI EAFE (ND) Index—The MSCI EAFE (ND) Index is an unmanaged index generally representative of major overseas stock markets. This unmanaged index does not reflect fees and expenses and is not available for direct investment.

MSCI Emerging Markets (ND) Index—The MSCI Emerging Markets (ND) Index is a market capitalization weighted index of equity securities in more than 20 emerging market economies. This unmanaged index does not reflect fees and expenses and is not available for direct investment.

MSCI World (ND) Index—The MSCI World (ND) Index is a free float-adjusted market capitalization index that is designed to measure global developed market equity performance. This unmanaged index does not reflect fees and expenses and is not available for direct investment.

Net Asset Value (NAV)—The per share value of a mutual fund, determined by subtracting the fund’s liabilities from its assets and dividing by the number of shares outstanding. Mutual funds calculate their NAVs at least once each business day.

No-Load Fund—A mutual fund whose shares are sold without a sales commission and without a 12b-1 fee of more than 0.25% per year. Harbor funds are no-load.

Open-End Investment Company—The legal name for a mutual fund, indicating that it stands ready to redeem (buy back) its shares from investors on any business day. Harbor Funds is an open-end investment company.

Operating Expenses—Business costs paid from a fund’s assets before earnings are distributed to shareholders. These include management fees and 12b-1 fees and other expenses.

Portfolio Manager—A specialist employed by a mutual fund’s adviser or subadviser to invest the fund’s assets in accordance with predetermined investment objectives.

72

Glossary—Continued

Portfolio Turnover—A measure of the trading activity in a fund’s investment portfolio (how often securities are bought and sold by a fund). Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors).

Price to Book Ratio (P/B)—A ratio used to compare a stock’s market value to its book value. It is calculated by dividing the current closing price of the stock by the latest quarter’s book value. For a fund, the weighted average price/book ratio of the stocks it holds.

Price to Earnings Ratio (P/E)—The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the market expectations are for a company’s future growth.

Prospectus—The official document that describes a mutual fund to prospective investors. The prospectus contains information required by the SEC, such as investment objectives and policies, risks, services and fees.

Record Date—The date on which a shareholder must officially own shares in order to be entitled to a dividend.

Redemption Fee—Fee charged to shareholders by a mutual fund when they sell shares within a specified period after purchase. The time limit and size of fee vary among funds. The fee is paid to the fund, not the fund’s investment adviser. Its purpose is to protect long-term investors from the impact of short-term traders.

REITs (Real Estate Investment Trust)—REITs invest in real estate or loans secured by real estate and issue shares in such investments. A REIT is similar to a closed-end mutual fund.

Repurchase Agreement (Repo)—A form of short-term borrowing for dealers in government securities. The dealer sells the government securities to investors, usually on an overnight basis, and buys them back the following day. For the party selling the security (and agreeing to repurchase it in the future), it is a repo. For the party on the other end of the transaction (buying the security and agreeing to sell back in the future), it is a reverse repurchase agreement.

Risk/Reward (or Return)—The relationship between the degree of risk associated with an investment and its return potential. Typically, the higher the potential return of an investment, the greater the risk.

Russell 1000® Growth Index—The Russell 1000® Growth Index is an unmanaged index generally representative of the U.S. market for larger capitalization growth stocks. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell 1000® Growth Index and Russell® are trademarks of Russell Investments.

Russell 1000® Value Index—The Russell 1000® Value Index is an unmanaged index generally representative of the U.S. market for larger capitalization value stocks. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell 1000® Value Index and Russell® are trademarks of Russell Investments.

Russell 2000® Index—The Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000® Index is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2,000 of the smallest securities based on a combination of their market cap and current index membership. The Russell 2000® Index is constructed to provide a comprehensive and unbiased small-cap barometer and is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small-cap opportunity set. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell 3000® Index and Russell® are trademarks of Russell Investments.

Russell 2000® Growth Index—The Russell 2000® Growth Index is an unmanaged index representing the smallest 2,000 stocks with the highest price-to-book ratio and future earnings. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell 2000® Growth Index and Russell® are trademarks of Russell Investments.

Russell 2000® Value Index—The Russell 2000® Value Index is an unmanaged index representing the smallest 2,000 stocks with the lowest price-to-book ratio and future earnings. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell 2000® Value Index and Russell® are trademarks of Russell Investments.

Russell 3000® Index—The Russell 3000® Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market. The Russell 3000® Index is constructed to provide a comprehensive, unbiased and stable barometer of the broad market and is completely reconstituted annually to ensure new and growing equities are reflected. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell 3000® Index and Russell® are trademarks of Russell Investments.

73

Glossary—Continued

Russell 3000® Growth Index—The Russell 3000® Growth Index measures the performance of the broad growth segment of the U.S. equity universe. It includes those Russell 3000 companies with higher price-to-book ratios and higher forecasted growth values. The Russell 3000® Growth Index is constructed to provide a comprehensive, unbiased, and stable barometer of the broad growth market. The index is completely reconstituted annually to ensure new and growing equities are included and that the represented companies continue to reflect growth characteristics. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell 3000® Growth Index and Russell® are trademarks of Russell Investments.

Russell 3000® Value Index—The Russell 3000® Value Index measures the performance of the broad value segment of U.S. equity value universe. It includes those Russell 3000 companies with lower price-to-book ratios and lower forecasted growth values. The Russell 3000® Value Index is constructed to provide a comprehensive, unbiased, and stable barometer of the broad value market. The index is completely reconstituted annually to ensure new and growing equities are included and that the represented companies continue to reflect value characteristics. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell 3000® Value Index and Russell® are trademarks of Russell Investments.

Russell Midcap® Growth Index—The Russell Midcap® Growth Index is an unmanaged index generally representative of the U.S. market for medium capitalization growth stocks. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell Midcap® Growth Index and Russell® are trademarks of Russell Investments.

Russell Midcap® Value Index—The Russell Midcap® Value Index is an unmanaged index generally representative of the U.S. market for medium capitalization value stocks. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell Midcap® Value Index and Russell® are trademarks of Russell Investments.

S&P 500 Index—The S&P 500 Index is an unmanaged index generally representative of the U.S. stock market. This unmanaged index does not reflect fees and expenses and is not available for direct investment.

Statement of Additional Information (SAI)—The supplementary document to a prospectus that contains more detailed information about a mutual fund; also known as “Part B” of a fund’s registration statement.

TBAs—A term used to describe a forward mortgage-backed securities trade. Pass-through securities issued by Freddie Mac, Fannie Mae and Ginnie Mae trade in the TBA market. The term TBA is derived from the fact that the actual mortgage- backed security that will be delivered to fulfill a TBA trade is not designated at the time the trade is made. The securities are “to be announced” 48 hours prior to the established trade settlement date.

Treasury Inflation-Protected Securities (TIPS)—TIPS are securities in which the principal amount is adjusted for inflation and interest payments are applied to the inflation-adjusted principal.

Top-Down Equity Management Style—Investment style that begins with an assessment of the overall economic environment and makes a general asset allocation decision regarding various sectors of the financial markets and various industries.

Total Return—Return on an investment over a specified period, including price appreciation (or depreciation) plus any income, expressed as an average annual compound of return.

Weighted Average Duration—Duration is a time measure of a bond’s interest-rate sensitivity, based on the weighted average of the time periods over which a bond’s cash flows accrue to the bondholder. Time periods are weighted by multiplying by the present value of its cash flow divided by the bond’s price. (A bond’s cash flows consist of coupon payments and repayment of capital.) A bond’s duration will almost always be shorter than its maturity, with the exception of zero-coupon bonds, for which maturity and duration are equal.

Weighted Average Maturity—The average length of time until principal must be repaid for all bonds in a mutual fund portfolio on a dollar weighted basis.

Yield—A measure of net income (dividends and interest) earned by the securities in the fund’s portfolio less fund expenses during a specified period. A fund’s yield is expressed as a percentage of the maximum offering price per share on a specified date.

Yield to Maturity—The term used to describe the rate of return an investor will receive if a long-term, interest-bearing security, such as a bond, is held to its maturity date. Yield to maturity is greater than the coupon rate if the bond is selling at a discount and less than the coupon rate if it is selling at a premium.

74

111 South Wacker Drive, 34th Floor	Chicago, IL 60606-4302	800-422-1050	harborfunds.com

Trustees & Officers

David G. Van Hooser

Chairman, President & Trustee

Scott M. Amero

Trustee

Raymond J. Ball

Trustee

Donna J. Dean

Trustee

Randall A. Hack

Trustee

Robert Kasdin

Trustee

Rodger F. Smith

Trustee

Ann M. Spruill

Trustee

Charles F. McCain

Chief Compliance Officer

Anmarie S. Kolinski

Treasurer

Erik D. Ojala

Vice President, Secretary

& AML Compliance Officer

Brian L. Collins

Vice President

Charles P. Ragusa

Vice President

Jodie L. Crotteau

Assistant Secretary

Susan A. DeRoche

Assistant Secretary

John M. Paral

Assistant Treasurer

Investment Adviser

Harbor Capital Advisors, Inc.

111 South Wacker Drive

34th Floor

Chicago, IL 60606-4302

312-443-4400

Distributor & Principal Underwriter

Harbor Funds Distributors, Inc.

111 South Wacker Drive

34th Floor

Chicago, IL 60606-4302

312-443-4600

Shareholder Servicing Agent

Harbor Services Group, Inc.

P.O. Box 804660

Chicago, IL 60680-4108

800-422-1050

Custodian

State Street Bank & Trust Company

State Street Financial Center

1 Lincoln Street

Boston, MA 02111-2900

FD.SAR.SM.0415

Semi-Annual Report

April 30, 2015

Fixed Income Funds

	Institutional Class	Administrative Class	Investor Class

Harbor Convertible Securities Fund	HACSX	HRCSX	HICSX

Harbor High-Yield Bond Fund	HYFAX	HYFRX	HYFIX

Harbor Bond Fund	HABDX	HRBDX	—

Harbor Real Return Fund	HARRX	HRRRX	—

Harbor Money Market Fund	HARXX	HRMXX	—

This document must be preceded or accompanied by a Prospectus.

Harbor Fixed Income Funds

SEMI-ANNUAL REPORT OVERVIEW (Unaudited)

The first half of the fiscal year ended April 30, 2015. The performance figures for each of the Harbor Funds shown below assume the reinvestment of dividends and capital gains, but do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of shares of the Funds. From time to time, certain fees and/or expenses have been voluntarily or contractually waived or reimbursed, which has resulted in higher returns. Without these waivers or reimbursements, the returns would have been lower. Voluntary waivers or reimbursements may be discontinued at any time without notice. For information on the different share classes, please refer to the current prospectus. The returns of the unmanaged indices assume the reinvestment of dividends but do not reflect fees and expenses. The indices are not available for direct investment.

Performance data shown represents past performance, which is no guarantee of future results. Current performance may be higher or lower than the past performance data shown. Investment returns and the value of an investment will fluctuate, and an investor’s shares, when sold, may be worth more or less than their original cost. You can obtain performance data current to the most recent month-end (available within seven business days after the most recent month-end) by calling 800-422-1050 or by visiting harborfunds.com.

	Unannualized Total Return 6 Months Ended April 30, 2015
	Institutional Class	Administrative Class	Investor Class
HARBOR FIXED INCOME FUNDS
Harbor Convertible Securities Fund	3.03%	2.91%	2.84%
Harbor High-Yield Bond Fund	2.40	2.17	2.11
Harbor Bond Fund	2.17	2.11	N/A
Harbor Real Return Fund	0.02	0.00	N/A
Harbor Money Market Fund	0.03	0.03	N/A

COMMONLY USED MARKET INDICES	Unannualized Total Return 6 Months Ended April 30, 2015
BofA Merrill Lynch All U.S. Convertibles Ex Mandatory; domestic convertible bonds	3.64%
BofA Merrill Lynch U.S. Non-Distressed High Yield; domestic high-yield bonds	1.92
BofA Merrill Lynch U.S. High Yield; domestic high-yield bonds	1.51
Barclays U.S. Aggregate Bond; domestic bonds	2.06
Barclays U.S. TIPS; domestic bonds	1.28
BofA Merrill Lynch 3-Month U.S. Treasury Bill; domestic short-term	0.01

	EXPENSE RATIOS[1]					Morningstar Average[2] (Unaudited)
	2011*	2012*	2013*	2014*	2015[b]
HARBOR FIXED INCOME FUNDS
Harbor Convertible Securities Fund
Institutional Class	0.85%[a]	0.83%	0.79%	0.74%	0.74%	0.87%
Administrative Class	1.10 [a]	1.08	1.04	0.99	0.99	1.28
Investor Class	1.22 [a]	1.20	1.16	1.11	1.11	1.48
Harbor High-Yield Bond Fund
Institutional Class	0.65%	0.64%	0.64%	0.64%	0.64%	0.78%
Administrative Class	0.90	0.89	0.89	0.89	0.89	1.13
Investor Class	1.02	1.01	1.01	1.01	1.01	1.15
Harbor Bond Fund
Institutional Class	0.53%	0.54%	0.53%	0.54%	0.52%	0.65%
Administrative Class	0.78	0.79	0.78	0.79	0.77	1.01
Harbor Real Return Fund
Institutional Class	0.60%	0.59%	0.59%	0.60%	0.59%	0.55%
Administrative Class	0.85	0.84	0.84	0.85	0.84	0.96
Harbor Money Market Fund
Institutional Class	0.00%	0.00%	0.00%	0.00%	0.00%	0.12%
Administrative Class	0.00	0.00	0.00	0.00	0.00	0.13

*	Audited.
1	Harbor Funds’ expense ratios are for operating expenses for the fiscal years ended October 31 (unless otherwise noted) and are shown net of all expense offsets, waivers and reimbursements, excluding interest expense (see Financial Highlights).
2	The Morningstar Average includes all actively managed no-load funds in the April 30, 2015 Morningstar Universe with the same investment style as the comparable Harbor fund’s portfolio and with the following additional characteristics for each Harbor Funds share class: Institutional Class contains funds with 12b-1 fees less than or equal to 0.25%; Administrative Class contains funds with 12b-1 fees and which are restricted primarily for use by retirement plans; and Investor Class contains funds with 12b-1 fees and a minimum investment less than $50,000.
a	Annualized for the period May 1, 2011 (inception) through October 31, 2011.
b	Unaudited annualized figures for the six-month period ended April 30, 2015.

Letter from the Chairman

David G. Van Hooser

Chairman

Dear Fellow Shareholder:

Fixed income markets generated modest gains in the first half of fiscal 2015. The Federal Reserve indicated its willingness to begin gradually raising short-term rates if warranted by certain signs of continued economic growth in the U.S. By contrast, against a backdrop of economic weakness and subdued inflation, a number of central banks outside the U.S., including Europe and Japan, introduced new monetary stimulus measures.

The yield of the 10-year U.S. Treasury note, a benchmark for mortgage rates and other borrowing costs, closed on April 30, 2015, at 2.05%, down 29 basis points, or 0.29 percentage point, from six months earlier. Yields fall as bond prices rise.

The broad U.S. investment-grade bond market returned 2.06% for the fiscal first half, as measured by the Barclays U.S. Aggregate Bond Index. Below investment-grade bonds returned 1.51%, as measured by the BofA Merrill Lynch U.S. High Yield Index. Inflation-linked bonds, as measured by the Barclays U.S. TIPS Index, returned 1.28%. Money market investments again produced barely positive returns as the Federal Reserve continued to hold its federal funds target rate at the 0.0% to 0.25% range.

Harbor Fixed Income Funds

Harbor Bond Fund recorded a return of 2.17% for the fiscal first half, ahead of its Barclays U.S. Aggregate Bond Index benchmark by 11 basis points, or 0.11 percentage point. (All Harbor returns cited are for each fund’s Institutional Class shares.) The Fund also continued its long-term outperformance of the index, for the latest 5-year and 10-year periods and since its inception in 1987.

Harbor High-Yield Bond Fund returned 2.40%, outperforming its BofA Merrill Lynch U.S. Non-Distressed High Yield Index benchmark by 48 basis points. Harbor Convertible Securities Fund posted a return of 3.03%, lagging its benchmark, the BofA Merrill Lynch All US Convertibles Ex Mandatory Index, by 61 basis points. Harbor Real Return Fund posted a return of 0.02%, underperforming its Barclays U.S. TIPS Index benchmark by 126 basis points. Harbor Money Market Fund returned 0.03%, putting it two basis points ahead of its benchmark, the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index.

As always, we recommend that shareholders maintain a long-term perspective in evaluating all of their investments, including Harbor Funds. Comments by the portfolio managers of each fixed income fund can be found in the pages preceding each Fund’s portfolio of investments.

	RETURNS FOR PERIODS ENDED APRIL 30, 2015
	Unannualized		Annualized
Fixed Income	6 Months	1 Year	5 Years	10 Years	30 Years
BofA Merrill Lynch U.S. High-Yield (high-yield bonds)	1.51%	2.57%	8.18%	8.28%	N/A
Barclays U.S. Aggregate Bond (domestic bonds)	2.06	4.46	4.12	4.75	7.33%
BofA Merrill Lynch 3-Month U.S. Treasury Bill (proxy for money market returns)	0.01	0.02	0.09	1.47	3.90
Barclays U.S. TIPS (inflation-linked bonds)	1.28	2.48	3.96	4.43	N/A

Domestic Equities
Wilshire 5000 Total Market (entire U.S. stock market)	4.64%	12.52%	14.26%	8.88%	11.00%
S&P 500 (large cap stocks)	4.40	12.98	14.33	8.32	11.09
Russell Midcap® (mid cap stocks)	5.87	13.30	15.09	10.27	12.55
Russell 2000® (small cap stocks)	4.65	9.71	12.73	9.18	9.90
Russell 3000® Growth	6.59	16.50	15.45	9.69	10.41
Russell 3000® Value	2.82	8.96	13.15	7.54	11.24

International & Global
MSCI EAFE (ND) (foreign stocks)	6.81%	1.66%	7.40%	5.62%	9.04%
MSCI World (ND) (global stocks)	5.09	7.41	10.51	6.87	9.44
MSCI Emerging Markets (ND) (emerging markets)	3.92	7.80	3.02	9.58	N/A

Strategic Markets
Bloomberg Commodity Index Total ReturnSM	-11.87%	-24.69%	-5.02%	-2.44%	N/A

Domestic Equity, International Equity, and Strategic Markets

U.S. stock indices had positive returns for the first half of fiscal 2015, supported by accommodative monetary policies of the Federal Reserve and central banks of other countries. The Wilshire 5000 Total Market Index, a measure of the broad domestic equity market, had a return of 4.64% for the six months ended April 30, 2015. Growth stocks outperformed value stocks across all capitalization ranges.

International stock markets moved higher in the first half of fiscal 2015 as investors responded favorably to new monetary easing initiatives by central banks in Europe, Japan and other countries. The U.S. dollar strengthened against most international currencies, boosting the competitiveness of foreign exporters. Shares of companies based in developed overseas markets returned 6.81%, as measured by the MSCI EAFE (ND) Index, while emerging markets equities returned 3.92%, as measured by the MSCI Emerging Markets (ND) Index. The MSCI World (ND) Index, a measure of global equities including the U.S., returned 5.09%. (All international and global returns are in U.S. dollars.)

Commodity markets finished broadly lower for the first half of fiscal 2015, driven in part by the decline in crude oil prices and the stronger U.S. dollar. The Bloomberg Commodity Index Total ReturnSM, an unmanaged index of futures contracts on a diversified group of physical commodities, returned -11.87%.

Disciplined Approach

Although stocks and bonds may provide solid long-term returns, as indicated in the table on the preceding page, financial markets can be very volatile in the short run. Given the uncertainty of markets, a disciplined approach and a diversified portfolio can be useful tools in helping investors to manage risk. At Harbor Funds, we offer a range of actively-managed equity, strategic markets and fixed income funds to assist investors in establishing an investment plan to help achieve their long-term goals.

Thank you for your investment in Harbor Funds.

June 24, 2015

David G. Van Hooser

Chairman

Harbor Convertible Securities Fund

MANAGERS’ COMMENTARY (Unaudited)

SUBADVISER

Shenkman Capital Management, Inc.

461 Fifth Avenue

22nd Floor

New York, NY 10017

PORTFOLIO MANAGERS

Mark Shenkman

Since 2011

Raymond F. Condon

Since 2011

Shenkman Capital has subadvised the Fund since its inception in 2011.

INVESTMENT OBJECTIVE

The Fund seeks to maximize total return.

PRINCIPAL STYLE CHARACTERISTICS

Convertible securities

Mark Shenkman

Raymond F. Condon

Management’s Discussion of Fund Performance

MARKET REVIEW

The convertible securities market appreciated 3.64% in the first half of fiscal 2015, as measured by the BofA Merrill Lynch All U.S. Convertibles Ex Mandatory Index. In addition to the potential compression of credit spreads as a function of declining default rates, the main driver for performance was the group of equities underlying the convertibles market index; they posted an aggregate return of 4.32%, virtually in line with the S&P 500 Index return of 4.40%.

Even accounting for the recent market rebound, the profile of underlying valuations in the convertibles market continued to shift toward a somewhat less equity-like condition. Influencing factors for the shift included the influx of multiple new issues, which tend to have more bond-like characteristics, and the retirement of very equity-like, deep-in-the money issues (convertibles trading well above the conversion rate). Despite this recent trend, however, a more equity-like condition still persists. As markets continue to assimilate overall economic and political concerns, we expect to see the convertibles market continue to focus on the growth attributes for underlying equities, given the overall stability in fundamental credit metrics. We also expect that a continuance of the recent pick-up in volatility should provide market participants with multiple entry points and rebalancing opportunities.

New issuance for the six months ended April 30, 2015 stood at 42 deals, totaling $23.8 billion. Redemptions through April totaled $23.9 billion, with acquisitions and debt refinancings accounting for a majority. It is worth noting that new issues over the last 28 months have begun to match redemptions, trailing by just short of $1.6 billion. This could be the beginning of a reversal of the trend of redemptions exceeding new issues that was in place between 2008 and 2011. Lack of supply has continued to be an issue, however, as redemption volume handily outpaced new issue volume during the 2008-2011 period by an average of $25 billion per year. We expect convertible new issue activity to continue to pick up at any sign of a prolonged backup in the corporate/high-yield calendars, as issuers look to take advantage of opportunities to sell into an apparent supply/demand imbalance. We believe that additional catalysts for convertible new issue activity would be a continued improvement in underlying equity prices as well as the potential for higher interest rates.

PERFORMANCE

Harbor Convertible Securities Fund returned 3.03% (Institutional Class), 2.91% (Administrative Class), and 2.84% (Investor Class) for the first half of fiscal 2015, compared with the 3.64% return of the BofA Merrill Lynch All U.S. Convertibles Ex Mandatory Index. The Fund invests primarily in convertible bonds, which can be converted into common stocks at a predetermined price. A key element of our strategy is to realize gains as they present themselves during periods of market strength by gradually reducing the Fund’s exposure to holdings as their market values rise and become more equity-like. The overall market backdrop saw a pickup in episodic volatility despite relatively strong earnings, due to an increase of concerns for the sustainability of economic growth, fueled by the strength of the dollar, a collapse of oil prices, harsh winter conditions, and the timing of the Federal Reserve’s rate increase.

Harbor Convertible Securities Fund

MANAGERS’ COMMENTARY—Continued

TOP TEN ISSUERS (% of net assets)
Akamai Technologies Inc.	2.4%
HomeAway Inc.	2.2%
Illumina Inc.	2.2%
Omnicare Inc.	2.1%
Priceline Group Inc.	2.1%
Cepheid Inc.	2.0%
Hologic Inc.	2.0%
Netsuite Inc.	2.0%
Royal Gold Inc.	2.0%
Starwood Property Trust Inc.	2.0%

From an overall perspective, it is worth noting that 21% of convertibles in the benchmark index at the end of April were trading at an investment premium over 100%; and with a total return of 6.60%, these securities contributed approximately 125 basis points, or 1.25 percentage points, of the benchmark’s 3.64% total return. The portfolio had a zero percent weighting in this sub-sector of the convertible market at the end of the fiscal first half. As a matter of style, we tend to avoid such convertibles, as they have little or no bond characteristics and tend to be closely correlated with underlying equity risk and volatility.

Software-Applications/Systems was the top-performing industry in the Fund, with a contribution of 76 basis points. The Fund’s overweight position in Electronic Arts returned 35% during the six-month period. The company, a leading provider of interactive entertainment software, has adapted to a growing utilization of its products on mobile technology. Health Equipment & Supply was the second best industry, contributing 72 basis points. The Fund benefited from its position in Volcano, a manufacturer of coronary devices, which was acquired by Phillips. In addition, our overweight position in Hologic, a manufacturer of x-ray systems, was a positive contributor as it returned 15% for the period. Biotechnology, led by BioMarin Pharmaceutical, was the Fund’s third best performing industry with a contribution of 42 basis points. BioMarin commercializes enzyme products used in the treatment of rare diseases.

Oil & Gas Products, Oil Services, and Oil Integrated were the worst-performing industries, detracting 115 basis points from performance collectively. The backdrop was a further weakening in the energy sector following the November announcement by OPEC that it would keep production at current levels. As a result, crude oil prices fell sharply, from $80.22 per barrel on October 31, 2014, to a low of $47.06 on March 17, 2015. Following a sharp rig-count reduction in the U.S., we have seen prices begin to stabilize, closing out April at $59.63. We are closely monitoring each of the Fund’s energy holdings to ensure that appropriate financial liquidity controls are in place during this period of price adjustment.

OUTLOOK AND STRATEGY

Our convertible strategy remains focused on the creditworthiness of the companies in which we invest. We believe that the Fund’s relatively conservative positioning, with an average per share price of $106.45 for the portfolio as of April 30, 2015, versus the index average of $152.39, should position us to take advantage of an expected continued tightening of credit spreads while at the same providing a cushion against the potential for increased equity market volatility.

This report contains the current opinions of Shenkman Capital Management, Inc. at the time of its publication and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.

Convertible securities tend to be of lower credit quality, and the value of a convertible security generally increases and decreases with the value of the underlying common stock, but may also be sensitive to changes in interest rates. A rise in interest rates will likely cause a decrease in the value of convertible securities. Such an event would likely have an adverse effect on the Harbor Convertible Securities Fund. High-yield investing poses additional credit risk related to lower-rated bonds. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.

Harbor Convertible Securities Fund

FUND SUMMARY—April 30, 2015 (Unaudited)

INSTITUTIONAL CLASS

Fund #	2034

Cusip	411512734

Ticker	HACSX

Inception Date	05/01/2011

Net Expense Ratio	0.74%[a]

Total Net Assets (000s)	$371,865

ADMINISTRATIVE CLASS

Fund #	2234

Cusip	411512726

Ticker	HRCSX

Inception Date	05/01/2011

Net Expense Ratio	0.99%[a]

Total Net Assets (000s)	$384

INVESTOR CLASS

Fund #	2434

Cusip	411512718

Ticker	HICSX

Inception Date	05/01/2011

Net Expense Ratio	1.11%[a]

Total Net Assets (000s)	$1,887

a	Annualized.

b	Unannualized.

PORTFOLIO STATISTICS

	Portfolio		Benchmark

Average Market Coupon	1.96%		2.91%

Yield to Maturity	-0.03%		-1.65%

Current 30-day Yield (Institutional Class)	0.68%		2.37%

Weighted Average Maturity	7.03 years		8.49 years

Weighted Average Duration	3.46 years		2.45 years

Portfolio Turnover Rate (6-Month Period Ended 04/30/2015)	63%	[b]	N/A

SECTOR ALLOCATION (% of investments)

(Excludes cash and short-term investments)

MATURITY PROFILE (% of investments)

0 to 1 yr.	3.43%

>1 to 5	62.78%

>5 to 10	16.05%

>10 to 15	3.70%

>15 to 20	4.61%

>20 to 25	3.58%

>25 yrs.	5.85%

Harbor Convertible Securities Fund

FUND PERFORMANCE SUMMARY (Unaudited)

Institutional Class

CHANGE IN A $10,000 INVESTMENT

For the period 05/01/2011 through 04/30/2015

The graph compares a $10,000 investment in the Fund with the performance of the BofA Merrill Lynch All U.S. Convertibles Ex Mandatory Index. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

Total Returns For the periods ended 04/30/2015
Harbor Convertible Securities Fund
Institutional Class	3.03%	3.03%	N/A	5.79%	05/01/2011	$12,524
Comparative Index
BofA Merrill Lynch All U.S. Convertibles Ex Mandatory	3.64%	8.87%	N/A	9.91%	—	$14,591
Administrative and Investor Classes

CHANGE IN A $10,000 INVESTMENT

For the period 05/01/2011 through 04/30/2015

The graph compares a $10,000 investment in the Fund with the performance of the BofA Merrill Lynch All U.S. Convertibles Ex Mandatory Index. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

Total Returns For the periods ended 04/30/2015
Harbor Convertible Securities Fund
Administrative Class	2.91%	2.78%	N/A	5.51%	05/01/2011	$12,394
Investor Class	2.84%	2.64%	N/A	5.38%	05/01/2011	$12,331
Comparative Index
BofA Merrill Lynch All U.S. Convertibles Ex Mandatory	3.64%	8.87%	N/A	9.91%	—	$14,591

As stated in the Fund’s current prospectus, the expense ratios were 0.75% (Institutional Class); 1.00% (Administrative Class); and 1.12% (Investor Class). The expense ratios in the prospectus may differ from the actual expense ratios for the period disclosed within this report. The expense ratios shown in the prospectus are based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus.

Performance data shown represents past performance, which is no guarantee of future results. Current performance may be higher or lower than the past performance data shown. Investment returns and the value of an investment will fluctuate, and an investor’s shares, when sold, may be worth more or less than their original cost. You can obtain performance data current to the most recent month-end (available within seven business days after the most recent month-end) by calling 800-422-1050 or visiting harborfunds.com.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. From time to time, certain fees and/or expenses have been waived or reimbursed, which has resulted in higher returns. Without these waivers and reimbursements, the returns would have been lower. The Fund charges a redemption fee of 1% on redemption of shares that are held for less than 90 days.

a	Annualized.

b	Unannualized.

Harbor Convertible Securities Fund

PORTFOLIO OF INVESTMENTS—April 30, 2015 (Unaudited)

Total Investments (% of net assets)

(Excludes net cash and short-term investments of 3.9%)

CONVERTIBLE BONDS—93.6%
Principal Amount (000s)		Value (000s)
AUTOMOBILES—1.9%
	Tesla Motors Inc.
$7,362	0.250%—03/01/2019	$6,962

BIOTECHNOLOGY—3.8%
	BioMarin Pharmaceutical Inc.
4,804	0.750%—10/15/2018	6,588
	Cepheid Inc.
6,785	1.250%—02/01/2021	7,514

		14,102

BUILDING PRODUCTS—0.5%
	Griffon Corp.
1,425	4.000%—01/15/2017[1]	1,815

CAPITAL MARKETS—3.2%
	Ares Capital Corp.
670	4.375%—01/15/2019	705
6,294	5.125%—06/01/2016	6,538

		7,243

	Walter Investment Management Corp.
6,077	4.500%—11/01/2019	4,801

		12,044

COMMUNICATIONS EQUIPMENT—1.9%
	Brocade Communications Systems Inc.
3,530	1.375%—01/01/2020[1]	3,664
	Ciena Corp.
1,826	0.875%—06/15/2017	1,826
	InterDigital Inc.
1,590	1.500%—03/01/2020[1]	1,629

		7,119

ENERGY EQUIPMENT & SERVICES—2.3%
	Hornbeck Offshore Services Inc.
4,840	1.500%—09/01/2019	4,081
	SEACOR Holdings Inc.
4,442	2.500%—12/15/2027	4,633

		8,714

HEALTH CARE EQUIPMENT & SUPPLIES—6.5%
	Alere Inc.
3,068	3.000%—05/15/2016	3,595
	Hologic Inc.
1,555	0.000%—12/15/2043[2]	1,829
4,475	2.000%—03/01/2042[2]	5,608

		7,437

	Integra LifeSciences Holdings Corp.
5,575	1.625%—12/15/2016	6,314
	NuVasive Inc.
4,259	2.750%—07/01/2017	5,268
	Wright Medical Group Inc.
1,770	2.000%—02/15/2020[1]	1,863

		24,477

HEALTH CARE PROVIDERS & SERVICES—3.2%
	Molina Healthcare Inc.
3,625	1.625%—08/15/2044	4,303
	Omnicare Inc.
6,406	3.250%—12/15/2035	7,756

		12,059

Harbor Convertible Securities Fund

PORTFOLIO OF INVESTMENTS—Continued

CONVERTIBLE BONDS—Continued
Principal Amount (000s)		Value (000s)
HEALTH CARE TECHNOLOGY—2.6%
	Allscripts Healthcare Solutions Inc.
$5,591	1.250%—07/01/2020	$5,773
	Medidata Solutions Inc.
3,245	1.000%—08/01/2018	3,831

		9,604

HOUSEHOLD DURABLES—4.3%
	Jarden Corp.
1,090	1.875%—09/15/2018	1,814
	Ryland Group Inc.
7,574	0.250%—06/01/2019	7,176
	Toll Brothers Finance Corp.
7,015	0.500%—09/15/2032	7,256

		16,246

INDEPENDENT POWER & RENEWABLE ELECTRICITY PRODUCERS—1.1%
	NRG Yield Inc.
3,671	3.500%—02/01/2019[1]	4,224

INDUSTRIAL CONGLOMERATES—1.9%
	Siemens Financieringsmaatschappij NV
6,250	1.050%—08/16/2017	6,929

INTERNET & CATALOG RETAIL—4.7%
	Ctrip.com International Ltd.
6,435	1.250%—10/15/2018	7,123
	Priceline Group Inc.
1,625	0.350%—06/15/2020	1,924
5,746	0.900%—09/15/2021[1]	5,710

		7,634

	Shutterfly Inc.
2,750	0.250%—05/15/2018	2,722

		17,479

INTERNET SOFTWARE & SERVICES—14.0%
	Akamai Technologies Inc.
8,086	0.000%—02/15/2019[3]	8,834
	AOL Inc.
3,693	0.750%—09/01/2019[1]	3,728
	Blucora Inc.
5,685	4.250%—04/01/2019	5,362
	Envestnet Inc.
917	1.750%—12/15/2019	994
	HomeAway Inc.
8,635	0.125%—04/01/2019	8,182
	j2 Global Inc.
877	3.250%—06/15/2029	1,046
	LinkedIn Corp.
2,480	0.500%—11/01/2019[1]	2,762
	Twitter Inc.
6,515	0.250%—09/15/2019[1]	5,986
	Web.com Group Inc.
4,981	1.000%—08/15/2018	4,592
	WebMD Health Corp.
3,313	1.500%—12/01/2020	3,615
2,692	2.500%—01/31/2018	2,754

		6,369

	Yahoo! Inc.
4,217	0.000%—12/01/2018[3]	4,488

		52,343

IT SERVICES—2.0%
	Cardtronics Inc.
4,675	1.000%—12/01/2020	4,687
	Euronet Worldwide Inc.
2,555	1.500%—10/01/2044[1]	2,809

		7,496

LIFE SCIENCES TOOLS & SERVICES—2.2%
	Illumina Inc.
7,435	0.000%—06/15/2019[1,3]	8,309

MACHINERY—2.9%
	Chart Industries Inc.
3,036	2.000%—08/01/2018	3,207
	Meritor Inc.
5,177	4.000%—02/15/2027[2]	5,449
	Navistar International Corp.
2,466	4.750%—04/15/2019	2,305

		10,961

MEDIA—1.0%
	Live Nation Entertainment Inc.
3,470	2.500%—05/15/2019[1]	3,602

METALS & MINING—5.0%
	Newmont Mining Corp.
5,325	1.625%—07/15/2017	5,581
	Royal Gold Inc.
7,112	2.875%—06/15/2019	7,441
	RTI International Metals Inc.
4,801	1.625%—10/15/2019	5,713

		18,735

OIL, GAS & CONSUMABLE FUELS—3.3%
	Chesapeake Energy Corp.
5,678	2.500%—05/15/2037	5,497
	Goodrich Petroleum Corp.
2,981	5.000%—10/01/2032	1,773
	SEACOR Holdings Inc.
1,057	3.000%—11/15/2028	966
	Whiting Petroleum Corp.
3,500	1.250%—04/01/2020[1]	4,187

		12,423

PHARMACEUTICALS—0.5%
	Teva Pharmaceutical Finance Co. LLC
1,180	0.250%—02/01/2026	1,688

PROFESSIONAL SERVICES—1.2%
	Huron Consulting Group Inc.
4,163	1.250%—10/01/2019[1]	4,358

REAL ESTATE INVESTMENT TRUSTS (REITs)—4.8%
	Extra Space Storage LP
3,730	2.375%—07/01/2033[1]	4,515
	National Health Investors Inc.
6,000	3.250%—04/01/2021	6,150
	Starwood Property Trust Inc.
6,765	4.550%—03/01/2018	7,391

		18,056

REAL ESTATE MANAGEMENT & DEVELOPMENT—0.9%
	Forest City Enterprises Inc.
3,135	3.625%—08/15/2020	3,545

Harbor Convertible Securities Fund

PORTFOLIO OF INVESTMENTS—Continued

CONVERTIBLE BONDS—Continued
Principal Amount (000s)		Value (000s)
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT—2.5%
	Lam Research Corp.
$1,505	0.500%—05/15/2016	$1,908
	Microchip Technology Inc.
1,760	1.625%—02/15/2025[1]	1,808
	NVIDIA Corp.
4,595	1.000%—12/01/2018	5,640

		9,356

SOFTWARE—8.6%
	Citrix Systems Inc.
3,500	0.500%—04/15/2019	3,723
	Electronic Arts Inc.
1,020	0.750%—07/15/2016	1,868
	NetSuite Inc.
7,042	0.250%—06/01/2018	7,548
	Nuance Communications Inc.
3,648	2.750%—11/01/2031	3,655
	Salesforce.com Inc.
4,810	0.250%—04/01/2018	6,018
	Synchronoss Technologies Inc.
1,585	0.750%—08/15/2019	1,837
	TiVo Inc.
5,825	2.000%—10/01/2021[1]	5,614
	Workday Inc.
1,503	0.750%—07/15/2018	1,894

		32,157

SPECIALTY RETAIL—0.7%
	Restoration Hardware Holdings Inc.
2,620	0.000%—06/15/2019[1,3]	2,630

TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS—2.3%
	Electronics For Imaging Inc.
2,702	0.750%—09/01/2019[1]	2,791
	SanDisk Corp.
5,480	0.500%—10/15/2020	5,665

		8,456

TRANSPORTATION INFRASTRUCTURE—1.9%
	Macquarie Infrastructure Co. LLC
6,145	2.875%—07/15/2019	7,194

WIRELESS TELECOMMUNICATION SERVICES—1.9%
	Clearwire Communications LLC
6,516	8.250%—12/01/2040[1]	7,086

TOTAL CONVERTIBLE BONDS (Cost $338,400)		350,169

CORPORATE BONDS & NOTES—2.5%
Principal Amount (000s)		Value (000s)
DIVERSIFIED TELECOMMUNICATION SERVICES—0.4%
	Intelsat Luxembourg SA
1,690	7.750%—06/01/2021	1,559

HEALTH CARE PROVIDERS & SERVICES—0.6%
	HCA Inc.
400	5.375%—02/01/2025	422
	United Surgical Partners International Inc.
1,565	9.000%—04/01/2020	1,688

		2,110

HOTELS, RESTAURANTS & LEISURE—0.2%
	Scientific Games International Inc.
1,275	6.625%—05/15/2021[1]	936

PHARMACEUTICALS—1.1%
	Endo Finance LLC
295	5.750%—01/15/2022[1]	300
850	6.000%—02/01/2025[1]	876

		1,176

	Valeant Pharmaceuticals International Inc.
1,200	6.125%—04/15/2025[1]	1,241
1,575	7.500%—07/15/2021[1]	1,715

		2,956

		4,132

WIRELESS TELECOMMUNICATION SERVICES—0.2%
	T-Mobile USA Inc.
725	6.375%—03/01/2025	746

TOTAL CORPORATE BONDS & NOTES (Cost $9,697)		9,483

SHORT-TERM INVESTMENTS—3.3%
(Cost $12,277)
REPURCHASE AGREEMENTS
12,277	Repurchase Agreement with State Street Corp. dated April 30, 2015 due May 01, 2015 at 0.000% collateralized by U.S. Treasury Bonds (market value $12,525)	12,277

TOTAL INVESTMENTS—99.4% (Cost $360,374)		371,929

CASH AND OTHER ASSETS, LESS LIABILITIES—0.6%		2,207

TOTAL NET ASSETS—100.0%		$374,136

FAIR VALUE MEASUREMENTS

All holdings at April 30, 2015 (as disclosed in the preceding Portfolio of Investments) are classified as Level 2. There were no Level 3 holdings at October 31, 2014 or April 30, 2015, and no transfers between levels during the period.

For more information on valuation inputs and their aggregation into the levels identified above, please refer to the Fair Value Measurements and Disclosures in Note 2 of the accompanying Notes to Financial Statements.

1	Securities purchased in a transaction exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The Fund has no right to demand registration of these securities. These securities are priced by an independent pricing service in accordance with Harbor Funds Valuation Procedures. At April 30, 2015, the aggregate value of these securities was $84,158 or 23% of net assets.

2	Step coupon security, the stated rate represents the rate in effect at April 30, 2015.

3	Zero coupon bond.

The accompanying notes are an integral part of the Financial Statements.

Harbor High-Yield Bond Fund

MANAGERS’ COMMENTARY (Unaudited)

SUBADVISER

Shenkman Capital Management, Inc.

461 Fifth Avenue 22nd Floor New York, NY 10017

PORTFOLIO MANAGERS

Mark Shenkman

Since 2002

Eric Dobbin

Since 2012

Justin W. Slatky

Since 2012

Steven N. Schweitzer

Since 2012

Mark Flanagan, CFA, CPA

Since 2002

Robert Kricheff

Since 2015

Shenkman Capital has subadvised the Fund since its inception in 2002.

INVESTMENT OBJECTIVE

The Fund seeks total return.

PRINCIPAL STYLE CHARACTERISTICS

High-yield bonds

Mark Shenkman

Eric Dobbin

Justin W. Slatky

Steven N. Schweitzer

Mark Flanagan

Robert Kricheff

Management’s Discussion of Fund Performance

MARKET REVIEW

The U.S. high-yield bond market returned 1.32% for the six months ended April 30, 2015, as measured by an average of the five major high-yield indices. The biggest swing factor for high-yield market performance was a sell-off in oil and gas-related securities late in calendar 2014, as they represented approximately 13% of the overall market. As energy prices bottomed in February, bond prices began to rally.

U.S. Treasury bond prices generally strengthened during the fiscal first half, with the yield of the 10-year Treasury note moving from 2.34% on October 31, 2014, to 2.05% on April 30, 2015. Market participants remained focused on the timing of future Federal Reserve interest rate hikes, with the consensus most recently pointing towards the first rate hike occurring late in calendar 2015. We believe that concern about the pace and extent of rate hikes has been an important contributor to an increase in volatility among longer-duration assets.

The high-yield bond new issue market continued to thrive, with $37.6 billion in primary issuance coming to market in April via 61 transactions, bringing the fiscal year-to-date total to $173.7 billion in 282 deals. Leveraged loan new issue activity accelerated in April as $31.6 billion came to market in 73 transactions, the highest monthly total of calendar 2015, though well below the 2014 average monthly volume of $38.9 billion. The total new issuance for leveraged loans for the first half of fiscal 2015 was $113.8 billion in 304 transactions. Included in the April total was $6.4 billion in re-pricings, which were notably absent from the market during the first quarter. We anticipate new issue activity to accelerate given the increased level of mergers and acquisitions activity now underway.

PERFORMANCE

Harbor High-Yield Bond Fund returned 2.40% (Institutional Class), 2.17% (Administrative Class), and 2.11% (Investor Class) for the six months ended April 30, 2015. The Fund outperformed the BofA Merrill Lynch U.S. Non-Distressed High Yield Index, which returned 1.92%, and the BofA Merrill Lynch U.S. High Yield Index, which returned 1.51%.

From a ratings perspective, the biggest contribution to Fund performance relative to the indices came from security selection within the single-B group. From an industry perspective, the key driver of outperformance was the portfolio’s positive selection and underweighting in Metals/Mining—specifically, not owning several distressed coal companies that continued to experience significant credit deterioration. Additionally, security selection within the Oil & Gas industry also contributed positively, as the portfolio avoided many of the troubled companies within that sector. Selection in Aerospace/Defense and our strategic underweight in Finance/Banking detracted from performance. One additional detractor was not owning any bonds with a maturity of greater than 10 1/2 years, as U.S. Treasurys rallied.

Harbor High-Yield Bond Fund

MANAGERS’ COMMENTARY—Continued

TOP TEN ISSUERS (% of net assets)
T-Mobile USA Inc.	1.3%
Bombardier Inc.	1.1%
Cablevision Systems Corp.	1.1%
Cequel Communications Holdings I LLC	1.1%
DISH DBS Corp.	1.1%
NRG Energy Inc.	1.1%
Sinclair Television Group Inc.	1.1%
Sirius XM Radio Inc.	1.1%
Reynolds Group Issuer Inc.	1.0%
UPCB Finance VI Ltd.	0.9%

At the end of the period, the portfolio’s cash balance was 4.91% and holdings included 208 issuers in 47 industries. Some important portfolio metrics included a yield-to-worst (the most conservative measure of yield) of 5.61%, a current yield of 6.30%, and weighted average credit rating of B+/B2.

OUTLOOK AND STRATEGY

Although recent economic reports have come in below market expectations and foreign exchange headwinds are impacting corporate earnings, we believe that the mix of slow growth and low inflation should provide an excellent backdrop for corporate credit. Additionally, as a percentage of new issuance, leveraged-buyout financing and triple-C rated bonds totaled just 3.1% and 4.5%, respectively, indicating a substantial improvement in overall quality compared with new issuance in the high-yield market prior to the credit crisis. With a low default rate outlook, generally favorable credit conditions, and expectations that any increase in the federal funds rate will be gradual, we believe that the high-yield market continues to be an attractive asset class for income-seeking investors.

This report contains the current opinions of Shenkman Capital Management, Inc. at the time of its publication and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.

Fixed income investments are affected by interest rate changes and the creditworthiness of the issues held by the Fund. A rise in interest rates will cause a decrease in the value of fixed income securities. Such an event would have an adverse effect on the Harbor High-Yield Bond Fund. High-yield investing poses additional credit risk related to lower-rated bonds. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.

Harbor High-Yield Bond Fund

FUND SUMMARY—April 30, 2015 (Unaudited)

INSTITUTIONAL CLASS

Fund #	2024

Cusip	411511553

Ticker	HYFAX

Inception Date	12/01/2002

Net Expense Ratio	0.64%[a,b]

Total Net Assets (000s)	$1,644,469

ADMINISTRATIVE CLASS

Fund #	2224

Cusip	411511546

Ticker	HYFRX

Inception Date	12/01/2002

Net Expense Ratio	0.89%[a,b]

Total Net Assets (000s)	$4,452

INVESTOR CLASS

Fund #	2424

Cusip	411511538

Ticker	HYFIX

Inception Date	12/01/2002

Net Expense Ratio	1.01%[a,b]

Total Net Assets (000s)	$100,585

a	Annualized.

b	Reflective of a contractual fee waiver effective through February 29, 2016.

c	Unannualized.

PORTFOLIO STATISTICS

	Portfolio		Benchmark

Average Market Coupon	6.45%		6.80%

Yield to Maturity	6.19%		6.45%

Current 30-day Yield (Institutional Class)	4.58%		6.75%

Weighted Average Maturity	6.38 years		6.59 years

Weighted Average Duration	3.41 years		4.05 years

Beta vs. BofA Merrill Lynch U.S. Non-Distressed High Yield Index	1.02		1.00

Portfolio Turnover (6-Month Period Ended 04/30/2015)	34%	[c]	N/A

SECTOR ALLOCATION (% of investments)

(Excludes cash and short-term investments)

MATURITY PROFILE (% of investments)

0 to 1 yr.	6.68%

>1 to 5	17.56%

>5 to 10	74.38%

>10 to 15	1.38%

>15 to 20	0.00%

>20 to 25	0.00%

>25 yrs.	0.00%

Harbor High-Yield Bond Fund

FUND PERFORMANCE SUMMARY (Unaudited)

Effective March 1, 2015, the Fund’s benchmark changed to the BofA Merrill Lynch U.S. Non-Distressed High Yield Index from the BofA Merrill Lynch U.S. High Yield Index in order to better reflect the subadviser’s investment strategy.

Institutional Class

CHANGE IN A $10,000 INVESTMENT

For the period 05/01/2005 through 04/30/2015

The graph compares a $10,000 investment in the Fund with the performance of the BofA Merrill Lynch U.S. Non-Distressed High Yield Index and the BofA Merrill Lynch U.S. High Yield Index. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

Total Returns For the periods ended 04/30/2015
Harbor High-Yield Bond Fund
Institutional Class	2.40%	3.19%	6.99%	7.03%	12/01/2002	$19,721
Comparative Indices
BofA Merrill Lynch U.S. Non-Distressed High Yield	1.92%	3.44%	8.27%	7.27%		$20,166
BofA Merrill Lynch U.S. High Yield	1.51%	2.57%	8.18%	8.28%	—	$22,165

Administrative and Investor Classes

CHANGE IN A $10,000 INVESTMENT

For the period 05/01/2005 through 04/30/2015

The graph compares a $10,000 investment in the Fund with the performance of the BofA Merrill Lynch U.S. Non-Distressed High Yield Index and the BofA Merrill Lynch U.S. High Yield Index. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

Total Returns For the periods ended 04/30/2015
Harbor High-Yield Bond Fund
Administrative Class	2.17%	2.83%	6.71%	6.75%	12/01/2002	$19,224
Investor Class	2.11%	2.80%	6.58%	6.61%	12/01/2002	$18,975
Comparative Indices
BofA Merrill Lynch U.S. Non-Distressed High Yield	1.92%	3.44%	8.27%	7.27%		$20,166
BofA Merrill Lynch U.S. High Yield	1.51%	2.57%	8.18%	8.28%	—	$22,165

As stated in the Fund’s current prospectus, the expense ratios were 0.65% (Net) and 0.69% (Gross) (Institutional Class); 0.90% (Net) and 0.94% (Gross) (Administrative Class); and 1.02% (Net) and 1.06% (Gross) (Investor Class). The net expense ratios reflect a contractual management fee waiver through 02/29/2016. The expense ratios in the prospectus may differ from the actual expense ratios for the period disclosed within this report. The expense ratios shown in the prospectus are based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus.

Performance data shown represents past performance, which is no guarantee of future results. Current performance may be higher or lower than the past performance data shown. Investment returns and the value of an investment will fluctuate, and an investor’s shares, when sold, may be worth more or less than their original cost. You can obtain performance data current to the most recent month-end (available within seven business days after the most recent month-end) by calling 800-422-1050 or visiting harborfunds.com.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. From time to time, certain fees and/or expenses have been waived or reimbursed, which has resulted in higher returns. Without these waivers and reimbursements, the returns would have been lower. The Fund charges a redemption fee of 1% on redemption of shares that are held for less than 90 days.

a	Annualized.

b	Unannualized.

Harbor High-Yield Bond Fund

PORTFOLIO OF INVESTMENTS—April 30, 2015 (Unaudited)

Total Investments (% of net assets)

(Excludes net cash and short-term investments of 9.5%)

BANK LOAN OBLIGATIONS—3.8%
Principal Amount (000s)		Value (000s)
AEROSPACE & DEFENSE—0.5%
	Sequa Corp. Term Loan
$9,899	5.250%—06/19/2017[1]	$9,028

CHEMICALS—0.3%
	Solenis International LP Second-Lien Term Loan
5,000	7.750%—07/31/2022[1]	4,867

COMMERCIAL SERVICES & SUPPLIES—0.4%
	Brand Energy & Infrastructure Services Inc. Term Loan
6,172	4.750%—11/26/2020[1]	6,121

CONTAINERS & PACKAGING—0.3%
	Mauser U.S. Holdings Inc. Second-Lien Term Loan
6,000	8.250%—07/31/2022[1]	5,932

FOOD & STAPLES RETAILING—0.2%
	BJ’s Wholesale Club Inc. Second-Lien Term Loan
3,450	8.500%—03/31/2020[1]	3,496

HEALTH CARE PROVIDERS & SERVICES—0.4%
	Tenet Healthcare Corp.
6,775	4.500%—03/22/2016[1]	6,775

HOTELS, RESTAURANTS & LEISURE—0.3%
	Amaya Holdings BV Second-Lien Term Loan B
4,980	8.000%—08/01/2022[1]	5,044

MEDIA—0.9%
	IMG Worldwide Holdings LLC Term Loan B
15,662	5.250%—05/06/2021[1]	15,720

MULTILINE RETAIL—0.2%
	Savers Inc. Term Loan
3,404	5.000%—10/03/2019[1]	3,354

OIL, GAS & CONSUMABLE FUELS—0.1%
	Azure Midstream Energy LLC Term Loan A
2,103	7.500%—11/15/2018[1]	2,087

TRADING COMPANIES & DISTRIBUTORS—0.2%
	Neff Rental LLC Second-Lien Term Loan
4,165	7.250%—06/09/2021[1]	4,108

TOTAL BANK LOAN OBLIGATIONS (Cost $67,167)		66,532

CORPORATE BONDS & NOTES—86.7%
AEROSPACE & DEFENSE—2.1%
	Bombardier Inc.
5,000	6.000%—10/15/2022[2]	4,725
9,500	6.125%—01/15/2023[2]	9,127
5,750	7.500%—03/15/2025[2]	5,721

		19,573

	DigitalGlobe Inc.
1,225	5.250%—02/01/2021[2]	1,240
	Kratos Defense & Security Solutions Inc.
3,500	7.000%—05/15/2019	3,133

Harbor High-Yield Bond Fund

PORTFOLIO OF INVESTMENTS—Continued

CORPORATE BONDS & NOTES—Continued
Principal Amount (000s)		Value (000s)
AEROSPACE & DEFENSE—Continued
	Spirit AeroSystems Inc.
$4,000	6.750%—12/15/2020	$4,255
	TransDigm Inc.
8,000	6.500%—07/15/2024	8,159

		36,360

AUTO COMPONENTS—2.0%
	American Axle & Manufacturing Inc.
5,000	6.625%—10/15/2022	5,337
	American Tire Distributors Inc.
6,000	10.250%—03/01/2022[2]	6,315
	Goodyear Tire & Rubber Co.
4,624	6.500%—03/01/2021	4,915
4,500	7.000%—05/15/2022	4,945

		9,860

	Tenneco Inc.
5,705	6.875%—12/15/2020	6,076
	ZF North America Capital Inc.
8,000	4.750%—04/29/2025[2]	8,060

		35,648

AUTOMOBILES—0.4%
	Chrysler Group LLC
5,000	8.250%—06/15/2021	5,531
	Jaguar Land Rover Automotive plc
1,500	5.625%—02/01/2023[2]	1,598

		7,129

BANKS—0.3%
	CIT Group Inc.
5,000	5.500%—02/15/2019[2]	5,244

BUILDING PRODUCTS—2.3%
	Building Materials Corp. of America
3,000	5.375%—11/15/2024[2]	3,090
	Griffon Corp.
10,000	5.250%—03/01/2022	10,137
	Hillman Group Inc.
7,500	6.375%—07/15/2022[2]	7,537
	Masonite International Corp.
3,750	5.625%—03/15/2023[2]	3,938
	Nortek Inc.
7,525	8.500%—04/15/2021	8,165
	RSI Home Products Inc.
5,000	6.500%—03/15/2023[2]	5,238
	Summit Materials LLC
2,506	10.500%—01/31/2020	2,750

		40,855

CAPITAL MARKETS—0.5%
	Walter Investment Management Corp.
8,700	7.875%—12/15/2021	7,830

CHEMICALS—3.4%
	Consolidated Energy Finance SA
6,750	6.750%—10/15/2019[2]	6,919
	Eagle Spinco Inc.
1,750	4.625%—02/15/2021	1,778
	Evolution Escrow Issuer LLC
3,000	7.500%—03/15/2022[2]	3,045
CHEMICALS—Continued
	INEOS Group Holdings SA
5,000	5.875%—02/15/2019[2]	5,075
8,000	6.125%—08/15/2018[2]	8,180

		13,255

	Platform Specialty Products Corp.
5,000	6.500%—02/01/2022[2]	5,250
	Polymer Group Inc.
8,500	6.875%—06/01/2019[2]	8,107
	PQ Corp.
2,850	8.750%—11/01/2018[2]	2,971
	Trinseo Materials Operation SCA
3,350	6.750%—05/01/2022[2]	3,398
	Tronox Finance LLC
15,133	6.375%—08/15/2020	14,906

		59,629

COMMERCIAL SERVICES & SUPPLIES—2.9%
	ACCO Brands Corp.
5,000	6.750%—04/30/2020	5,287
	Brand Energy & Infrastructure Services Inc.
7,200	8.500%—12/01/2021[2]	6,912
	Casella Waste Systems Inc.
2,350	7.750%—02/15/2019	2,409
	Clean Harbors Inc.
4,500	5.125%—06/01/2021	4,613
	Covanta Holding Corp.
1,700	5.875%—03/01/2024	1,768
6,900	6.375%—10/01/2022	7,366

		9,134

	Garda World Security Corp.
5,000	7.250%—11/15/2021[2]	5,000
	NuStar Logistics LP
3,500	6.750%—02/01/2021	3,763
	Quad/Graphics Inc.
5,000	7.000%—05/01/2022	4,834
	West Corp.
9,000	5.375%—07/15/2022[2]	8,696

		50,648

COMMUNICATIONS EQUIPMENT—1.6%
	CommScope Holding Co. Inc.
5,000	6.625%—06/01/2020[2]	5,144
	Hughes Satellite Systems Corp.
14,000	7.625%—06/15/2021	15,663
	ViaSat Inc.
6,900	6.875%—06/15/2020	7,371

		28,178

CONSTRUCTION & ENGINEERING—0.3%
	AECOM
3,500	5.750%—10/15/2022[2]	3,631
1,000	5.875%—10/15/2024[2]	1,039

		4,670

CONSUMER FINANCE—0.7%
	Ally Financial Inc.
5,000	3.750%—11/18/2019	4,985
	TransUnion Holding Co. Inc.
6,450	9.625%—06/15/2018	6,515

		11,500

Harbor High-Yield Bond Fund

PORTFOLIO OF INVESTMENTS—Continued

CORPORATE BONDS & NOTES—Continued
Principal Amount (000s)		Value (000s)
CONTAINERS & PACKAGING—2.8%
	Berry Plastics Corp.
$9,000	5.500%—05/15/2022	$9,360
	Plastipak Holdings Inc.
6,000	6.500%—10/01/2021[2]	6,180
	Reynolds Group Issuer Inc.
16,175	5.750%—10/15/2020	16,943
	Sealed Air Corp.
2,750	4.875%—12/01/2022[2]	2,832
	Signode Industrial Group Lux SA
8,500	6.375%—05/01/2022[2]	8,543
	Silgan Holdings Inc.
3,500	5.000%—04/01/2020	3,649
1,500	5.500%—02/01/2022	1,577

		5,226

		49,084

DISTRIBUTORS—0.3%
	LKQ Corp.
5,150	4.750%—05/15/2023	5,099

DIVERSIFIED TELECOMMUNICATION SERVICES—3.5%
	Altice Financing SA
3,000	6.625%—02/15/2023[2]	3,105
	Altice SA
1,650	7.625%—02/15/2025[2]	1,673
	CenturyLink Inc.
6,150	5.625%—04/01/2020	6,502
	Cincinnati Bell Inc.
3,600	8.750%—03/15/2018	3,682
	Frontier Communications Corp.
5,000	7.125%—01/15/2023	5,050
	GCI Inc.
7,000	6.750%—06/01/2021	7,162
	Intelsat Jackson Holdings SA
5,000	7.250%—10/15/2020	5,168
	Intelsat Luxembourg SA
7,300	8.125%—06/01/2023	6,718
	Level 3 Financing Inc.
2,600	5.125%—05/01/2023[2]	2,597
1,100	6.125%—01/15/2021	1,168
3,000	7.000%—06/01/2020	3,221

		6,986

	Qwest Capital Funding Inc.
3,580	6.500%—11/15/2018	3,902
	Windstream Corp.
3,000	8.125%—09/01/2018	3,137
	Zayo Group LLC
8,000	6.000%—04/01/2023[2]	8,080

		61,165

ELECTRIC UTILITIES—0.7%
	RJS Power Holdings LLC
13,000	5.125%—07/15/2019[2]	12,838

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS—0.6%
	Anixter Inc.
5,800	5.125%—10/01/2021	6,054
	Belden Inc.
5,000	5.500%—09/01/2022[2]	5,162

		11,216

ENERGY EQUIPMENT & SERVICES—3.2%
	CGG SA
3,800	6.500%—06/01/2021	3,097
4,950	6.875%—01/15/2022	4,059

		7,156

	Exterran Partners LP
4,500	6.000%—04/01/2021-10/01/2022	4,415
	Gulfmark Offshore Inc.
10,050	6.375%—03/15/2022	7,990
	Hornbeck Offshore Services Inc.
5,550	5.000%—03/01/2021	4,648
3,950	5.875%—04/01/2020	3,595

		8,243

	North Atlantic Drilling Ltd.
5,100	6.250%—02/01/2019[2]	3,850
	Precision Drilling Corp.
2,350	6.625%—11/15/2020	2,379
	Seadrill Ltd.
11,000	6.125%—09/15/2017[2]	9,845
300	6.625%—09/15/2020[2]	242

		10,087

	Seventy Seven Operating LLC
3,900	6.625%—11/15/2019	3,120
	Unit Corp.
9,740	6.625%—05/15/2021	9,399

		56,639

FOOD & STAPLES RETAILING—0.4%
	Alphabet Holding Co. Inc.
6,700	7.750%—11/01/2017	6,691
	Rite Aid Corp.
650	6.125%—04/01/2023[2]	677

		7,368

FOOD PRODUCTS—1.7%
	Darling Ingredients Inc.
1,800	5.375%—01/15/2022	1,838
	Dean Foods Co.
5,200	6.500%—03/15/2023[2]	5,369
	Dole Food Co. Inc.
7,350	7.250%—05/01/2019[2]	7,534
	HJ Heinz Co.
5,000	4.875%—02/15/2025[2]	5,472
	Post Holdings Inc.
10,500	6.000%—12/15/2022[2]	10,277

		30,490

GAS UTILITIES—0.6%
	Ferrellgas LP
4,350	6.500%—05/01/2021	4,437
	Suburban Propane Partners LP
5,832	7.375%—08/01/2021	6,299

		10,736

HEALTH CARE EQUIPMENT & SUPPLIES—1.7%
	Biomet Inc.
9,265	6.500%—08/01/2020-10/01/2020	9,765
	Capsugel SA
10,250	7.000%—05/15/2019[2]	10,474

Harbor High-Yield Bond Fund

PORTFOLIO OF INVESTMENTS—Continued

CORPORATE BONDS & NOTES—Continued
Principal Amount (000s)		Value (000s)
HEALTH CARE EQUIPMENT & SUPPLIES—Continued
	Jll/Delta Dutch Pledgeco BV
$3,900	8.750%—05/01/2020[2]	$3,949
	Mallinckrodt International Finance SA
5,000	5.500%—04/15/2025[2]	5,125

		29,313

HEALTH CARE PROVIDERS & SERVICES—3.2%
	Acadia Healthcare Co. Inc.
2,000	5.625%—02/15/2023[2]	2,055
	Air Medical Merger Sub Corp.
5,000	6.375%—05/15/2023[2]	4,869
	Community Health Systems Inc.
9,841	6.875%—02/01/2022	10,493
2,000	8.000%—11/15/2019	2,125

		12,618

	DaVita HealthCare Partners Inc.
4,750	5.000%—05/01/2025	4,753
3,300	5.750%—08/15/2022	3,519

		8,272

	Envision Healthcare Corp.
6,000	5.125%—07/01/2022[2]	6,195
	HCA Holdings Inc.
1,550	6.250%—02/15/2021	1,696
4,250	7.750%—05/15/2021	4,537

		6,233

	MPH Acquisition Holdings LLC
7,000	6.625%—04/01/2022[2]	7,368
	Surgical Care Affiliates Inc.
5,000	6.000%—04/01/2023[2]	5,137
	Tenet Healthcare Corp.
4,000	5.000%—03/01/2019[2]	3,985

		56,732

HEALTH CARE TECHNOLOGY—0.1%
	MedAssets Inc.
2,050	8.000%—11/15/2018	2,147

HOTELS, RESTAURANTS & LEISURE—3.0%
	Burger King Worldwide Inc.
15,000	6.000%—04/01/2022[2]	15,563
	Cedar Fair LP
5,000	5.250%—03/15/2021	5,212
	Isle of Capri Casinos Inc.
5,000	8.875%—06/15/2020	5,500
	Peninsula Gaming LLC
5,000	8.375%—02/15/2018[2]	5,250
	Pinnacle Entertainment Inc.
5,000	7.500%—04/15/2021	5,312
7,050	8.750%—05/15/2020	7,429

		12,741

	Scientific Games International Inc.
2,150	6.250%—09/01/2020	1,575
3,700	6.625%—05/15/2021[2]	2,715

		4,290

	Station Casinos LLC
3,450	7.500%—03/01/2021	3,735

		52,291

HOUSEHOLD DURABLES—0.4%
	Shea Homes LP
6,000	5.875%—04/01/2023[2]	6,194

HOUSEHOLD PRODUCTS—1.3%
	First Quality Finance Co. Inc.
11,000	4.625%—05/15/2021[2]	10,395
	Prestige Brands Inc.
2,750	8.125%—02/01/2020	2,970
	Spectrum Brands Inc.
2,000	6.375%—11/15/2020	2,130
7,000	6.625%—11/15/2022	7,525

		9,655

		23,020

INDEPENDENT POWER & RENEWABLE ELECTRICITY PRODUCERS—2.9%
	AES Corp.
7,000	5.500%—04/15/2025	6,930
	Calpine Corp.
6,000	5.500%—02/01/2024	6,030
6,200	5.750%—01/15/2025	6,255

		12,285

	Dynegy Inc.
7,050	6.750%—11/01/2019[2]	7,402
5,000	7.375%—11/01/2022[2]	5,350

		12,752

	NRG Energy Inc.
18,000	6.250%—05/01/2024	18,495

		50,462

INDUSTRIAL CONGLOMERATES—0.8%
	Gardner Denver Inc.
8,000	6.875%—08/15/2021[2]	7,480
	Gates Global LLC
7,000	6.000%—07/15/2022[2]	6,562

		14,042

INTERNET SOFTWARE & SERVICES—0.3%
	Equinix Inc.
5,000	5.750%—01/01/2025	5,287

IT SERVICES—2.0%
	Alliance Data Systems Corp.
3,200	5.375%—08/01/2022[2]	3,240
11,400	6.375%—04/01/2020[2]	11,898

		15,138

	SunGard Data Systems Inc.
7,250	6.625%—11/01/2019	7,585
4,025	7.625%—11/15/2020	4,272

		11,857

	Syniverse Holdings Inc.
2,950	9.125%—01/15/2019	2,788
	WEX Inc.
5,050	4.750%—02/01/2023[2]	5,012

		34,795

MACHINERY—0.6%
	Terex Corp.
6,250	6.500%—04/01/2020	6,562
	Titan International Inc.
3,250	6.875%—10/01/2020	2,966

		9,528

Harbor High-Yield Bond Fund

PORTFOLIO OF INVESTMENTS—Continued

CORPORATE BONDS & NOTES—Continued
Principal Amount (000s)		Value (000s)
MEDIA—15.9%
	Altice SA
$3,000	7.750%—05/15/2022[2]	$3,038
	Cablevision Systems Corp.
12,000	5.875%—09/15/2022	12,765
5,350	8.000%—04/15/2020	6,152

		18,917

	CCO Holdings LLC
1,500	5.125%—02/15/2023	1,488
3,200	5.125%—05/01/2023[2]	3,176
5,250	5.250%—03/15/2021-09/30/2022	5,269
3,150	6.500%—04/30/2021	3,279

		13,212

	Cequel Communications Holdings I LLC
2,250	5.125%—12/15/2021[2]	2,262
18,000	6.375%—09/15/2020[2]	19,057

		21,319

	Clear Channel Worldwide Holdings Inc.
10,900	7.625%—03/15/2020	11,499
	Cumulus Media Holdings Inc.
10,300	7.750%—05/01/2019	9,952
	DISH DBS Corp.
3,000	5.000%—03/15/2023	2,850
9,000	5.875%—11/15/2024	8,888
7,000	6.750%—06/01/2021	7,429

		19,167

	Gannett Co. Inc.
3,500	6.375%—10/15/2023	3,802
	Gray Television Inc.
5,000	7.500%—10/01/2020	5,337
	Lamar Media Corp.
6,950	5.875%—02/01/2022	7,384
	MDC Partners Inc.
8,000	6.750%—04/01/2020[2]	8,150
	Mediacom Broadband LLC
2,800	5.500%—04/15/2021	2,853
3,800	6.375%—04/01/2023	4,047

		6,900

	Mediacom Capital Corp.
7,000	7.250%—02/15/2022	7,525
	Nexstar Broadcasting Inc.
5,000	6.125%—02/15/2022[2]	5,200
6,550	6.875%—11/15/2020	6,976

		12,176

	Numericable-SFR SAS
7,500	6.000%—05/15/2022[2]	7,692
3,150	6.250%—05/15/2024[2]	3,241

		10,933

	Quebecor Media Inc.
5,000	5.750%—01/15/2023	5,181
	Sinclair Television Group Inc.
12,000	5.375%—04/01/2021	12,198
4,000	6.125%—10/01/2022	4,240
3,300	6.375%—11/01/2021	3,506

		19,944

MEDIA—Continued
	Sirius XM Radio Inc.
2,750	4.625%—05/15/2023[2]	2,678
3,000	5.375%—04/15/2025[2]	3,023
4,350	5.875%—10/01/2020[2]	4,551
13,000	6.000%—07/15/2024[2]	13,520

		23,772

	Time Inc.
10,000	5.750%—04/15/2022[2]	9,794
	Townsquare Media Inc.
5,000	6.500%—04/01/2023[2]	5,044
	Unitymedia Hessen GmbH & Co. KG
4,900	5.500%—01/15/2023[2]	5,151
	Univision Communications Inc.
4,300	5.125%—02/15/2025[2]	4,343
1,131	6.750%—09/15/2022[2]	1,219

		5,562

	UPCB Finance IV Ltd.
1,850	5.375%—01/15/2025[2]	1,889
	UPCB Finance VI Ltd.
14,800	6.875%—01/15/2022[2]	15,984
	Virgin Media Finance plc
3,000	6.000%—10/15/2024[2]	3,114
2,800	6.375%—04/15/2023[2]	2,961

		6,075

	Virgin Media Secured Finance plc
9,150	5.250%—01/15/2026[2]	9,127
	WideOpenWest Finance LLC
3,200	10.250%—07/15/2019	3,449
	WMG Acquisition Corp.
7,500	6.750%—04/15/2022[2]	7,163

		277,446

METALS & MINING—1.0%
	ArcelorMittal
3,825	6.000%—08/05/2020	4,007
3,900	6.250%—03/01/2021	4,093

		8,100

	Constellium NV
1,200	5.750%—05/15/2024[2]	1,161
	Murray Energy Corp.
7,150	11.250%—04/15/2021[2]	7,293
	Steel Dynamics Inc.
700	5.125%—10/01/2021[2]	719

		17,273

OIL, GAS & CONSUMABLE FUELS—7.4%
	American Energy-Permian Basin LLC
5,600	6.780%—08/01/2019[2,3]	4,228
1,500	7.125%—11/01/2020[2]	1,110

		5,338

	Berry Petroleum Co. LLC
1,500	6.750%—11/01/2020	1,260
	California Resources Corp.
6,450	6.000%—11/15/2024	6,095
	Chaparral Energy Inc.
6,500	8.250%—09/01/2021	5,330

Harbor High-Yield Bond Fund

PORTFOLIO OF INVESTMENTS—Continued

CORPORATE BONDS & NOTES—Continued
Principal Amount (000s)		Value (000s)
OIL, GAS & CONSUMABLE FUELS—Continued
	Chesapeake Energy Corp.
$1,815	6.125%—02/15/2021	$1,833
	Foresight Energy LLC
6,000	7.875%—08/15/2021[2]	5,850
	Genesis Energy LP
4,700	5.750%—02/15/2021	4,688
	Halcon Resources Corp.
3,000	8.625%—02/01/2020[2]	3,129
6,000	9.750%—07/15/2020	4,950

		8,079

	Jupiter Resources Inc.
6,750	8.500%—10/01/2022[2]	5,737
	Linn Energy LLC
725	6.250%—11/01/2019	616
1,750	6.500%—09/15/2021	1,435
5,300	7.750%—02/01/2021	4,585
500	8.625%—04/15/2020	458

		7,094

	MarkWest Energy Finance Corp.
2,320	6.250%—06/15/2022	2,465
	Memorial Production Partners LP
5,300	6.875%—08/01/2022[2]	4,995
4,125	7.625%—05/01/2021	4,053

		9,048

	Memorial Resource Development Corp.
5,000	5.875%—07/01/2022[2]	4,875
	NGL Energy Partners LP
5,000	6.875%—10/15/2021	5,288
	Oasis Petroleum Inc.
8,675	6.875%—03/15/2022-01/15/2023	8,860
	Regency Energy Partners LP
4,000	8.375%—06/01/2019[2]	4,190
	Rice Energy Inc.
8,175	6.250%—05/01/2022	8,257
	Rosetta Resources Inc.
3,185	5.625%—05/01/2021	3,205
	Sanchez Energy Corp.
3,150	6.125%—01/15/2023	3,103
	Tesoro Logistics LP
5,000	5.500%—10/15/2019[2]	5,312
2,000	6.250%—10/15/2022[2]	2,133

		7,445

	Triangle USA Petroleum Corp.
8,000	6.750%—07/15/2022[2]	6,880
	Vanguard Natural Resources LLC
8,950	7.875%—04/01/2020	8,928
	Whiting Petroleum Corp.
5,650	6.250%—04/01/2023[2]	5,858

		129,706

PAPER & FOREST PRODUCTS—0.9%
	Cascades Inc.
7,500	5.500%—07/15/2022[2]	7,622
	Resolute Forest Products Inc.
8,500	5.875%—05/15/2023	8,234

		15,856

PHARMACEUTICALS—2.8%
	Concordia Healthcare Corp.
1,650	7.000%—04/15/2023[2]	1,679
	Endo Finance LLC
13,000	5.375%—01/15/2023[2]	12,821
5,200	5.750%—01/15/2022[2]	5,278
3,010	7.000%—12/15/2020[2]	3,180

		21,279

	Mallinckrodt International Finance SA
2,000	4.750%—04/15/2023	1,920
	Valeant Pharmaceuticals International Inc.
1,850	5.500%—03/01/2023[2]	1,878
5,500	5.625%—12/01/2021[2]	5,651
9,000	6.125%—04/15/2025[2]	9,309
2,500	6.375%—10/15/2020[2]	2,644
4,500	7.500%—07/15/2021[2]	4,899

		24,381

		49,259

REAL ESTATE INVESTMENT TRUSTS (REITs)—2.8%
	Communications Sales & Leasing Inc.
3,000	8.250%—10/15/2023[2]	3,086
	CyrusOne LP
2,000	6.375%—11/15/2022	2,118
	Felcor Lodging LP
5,650	5.625%—03/01/2023	5,904
7,375	6.750%—06/01/2019	7,661

		13,565

	Geo Group Inc.
1,500	5.125%—04/01/2023	1,552
8,589	5.875%—01/15/2022-10/15/2024	9,169

		10,721

	Iron Mountain Inc.
10,000	5.750%—08/15/2024	10,388
	MPT Operating Partnership LP
1,500	6.875%—05/01/2021	1,620
	Omega Healthcare Investors Inc.
4,200	6.750%—10/15/2022	4,424
	RHP Hotel Properties LP
3,250	5.000%—04/15/2021	3,319

		49,241

ROAD & RAIL—1.2%
	Hertz Corp.
8,000	5.875%—10/15/2020	8,180
9,800	6.250%—10/15/2022	10,192
650	6.750%—04/15/2019	674
1,500	7.375%—01/15/2021	1,586

		20,632

SEMICONDUCTOR EQUIPMENT & PRODUCTS—0.6%
	Micron Technology Inc.
10,000	5.250%—01/15/2024[2]	9,925

SOFTWARE—0.5%
	Infor (US), Inc.
3,850	6.500%—05/15/2022[2]	3,965
	Nuance Communications Inc.
4,200	5.375%—08/15/2020[2]	4,263

		8,228

Harbor High-Yield Bond Fund

PORTFOLIO OF INVESTMENTS—Continued

CORPORATE BONDS & NOTES—Continued
Principal Amount (000s)		Value (000s)
SPECIALTY RETAIL—1.2%
	Michaels Stores Inc.
$9,900	5.875%—12/15/2020[2]	$10,321
	Penske Automotive Group Inc.
4,000	5.750%—10/01/2022	4,220
	Rent-A-Center Inc.
6,000	4.750%—05/01/2021	5,340
1,701	6.625%—11/15/2020	1,688

		7,028

		21,569

TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS—0.4%
	NCR Corp.
4,000	5.000%—07/15/2022	3,970
3,500	6.375%—12/15/2023	3,701

		7,671

TEXTILES, APPAREL & LUXURY GOODS—0.3%
	Levi Strauss & Co.
1,000	5.000%—05/01/2025[2]	1,005
3,000	6.875%—05/01/2022	3,296

		4,301

THRIFTS & MORTGAGE FINANCE—0.6%
	Nationstar Mortgage LLC
5,250	6.500%—07/01/2021	5,138
5,472	7.875%—10/01/2020	5,657

		10,795

TRADING COMPANIES & DISTRIBUTORS—1.6%
	Ashtead Capital Inc.
10,221	6.500%—07/15/2022[2]	10,994
	Jurassic Holdings III Inc.
6,000	6.875%—02/15/2021[2]	5,190
	Safway Group Holding LLC
10,250	7.000%—05/15/2018[2]	10,429
	United Rentals North America Inc.
750	5.500%—07/15/2025	763

		27,376

WIRELESS TELECOMMUNICATION SERVICES—2.9%
	SBA Communications Corp.
1,350	5.625%—10/01/2019	1,424
WIRELESS TELECOMMUNICATION SERVICES—Continued
	SBA Telecommunications Inc.
3,050	5.750%—07/15/2020	3,210
	Sprint Communications Inc.
8,150	6.000%—11/15/2022	7,722
5,500	7.000%—08/15/2020	5,597

		13,319

	Sprint Corp.
3,000	7.125%—06/15/2024	2,891
3,750	7.250%—09/15/2021	3,773
3,500	7.625%—02/15/2025	3,451

		10,115

	T-Mobile USA Inc.
6,450	6.250%—04/01/2021	6,765
6,750	6.375%—03/01/2025	6,949
1,500	6.500%—01/15/2024	1,569
3,350	6.625%—04/01/2023	3,495
4,000	6.633%—04/28/2021	4,235

		23,013

		51,081

TOTAL CORPORATE BONDS & NOTES (Cost $1,502,761)		1,516,496

SHORT-TERM INVESTMENTS—6.8%
(Cost $118,597)
REPURCHASE AGREEMENTS
118,597	Repurchase Agreement with State Street Corp. dated April 30, 2015 due May 01, 2015 at 0.000% collateralized by U.S. Treasury Bonds (market value $120,974)	118,597

TOTAL INVESTMENTS—97.3% (Cost $1,688,525)		1,701,625

CASH AND OTHER ASSETS, LESS LIABILITIES—2.7%		47,881

TOTAL NET ASSETS—100.0%		$1,749,506

FAIR VALUE MEASUREMENTS

All holdings at April 30, 2015 (as disclosed in the preceding Portfolio of Investments) are classified as Level 2. There were no Level 3 holdings at October 31, 2014 or April 30, 2015, and no transfers between levels during the period.

For more information on valuation inputs and their aggregation into the levels identified above, please refer to the Fair Value Measurements and Disclosures in Note 2 of the accompanying Notes to Financial Statements.

1	Variable rate security, the stated rate represents the rate in effect at April 30, 2015.

2	Securities purchased in a transaction exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The Fund has no right to demand registration of these securities. These securities are priced by an independent pricing service in accordance with Harbor Funds Valuation Procedures. At April 30, 2015, the aggregate value of these securities was $684,680 or 39% of net assets.

3	Floating rate security, the stated rate represents the rate in effect at April 30, 2015.

The accompanying notes are an integral part of the Financial Statements.

Harbor Bond Fund

MANAGERS’ COMMENTARY (Unaudited)

SUBADVISER

Pacific Investment Management Company LLC (“PIMCO”)

650 Newport Center Drive

Newport Beach, CA

92660

PORTFOLIO MANAGERS

Scott A. Mather

Since 2014

Mark R. Kiesel

Since 2014

Mihir P. Worah

Since 2014

PIMCO has subadvised the Fund since its inception in 1987.

INVESTMENT OBJECTIVE

The Fund seeks

total return.

PRINCIPAL STYLE CHARACTERISTICS

Intermediate bonds with overall portfolio rated high quality

Scott A. Mather

Mark R. Kiesel

Mihir P. Worah

Management’s Discussion of Fund Performance

MARKET REVIEW

Evidence of global growth divergence continued to impact fixed income markets over the six months ended April 30, 2015. Global markets experienced episodes of heightened volatility as trends from calendar 2014 lingered into 2015, including generalized U.S. dollar strength and lower oil prices.

Calendar 2015 began with a host of central banks beginning and re-embracing monetary easing. Over 20 central banks eased monetary policy in the first quarter, including the European Central Bank. However, the U.S. Federal Reserve remained an outlier as officials reiterated their desire to hike rates sometime this year. Data indicating underlying economic strength, coupled with tailwinds for the consumer from lower oil prices, supported growing evidence that monetary policy in the U.S. was set to become less accommodative over the year.

The European Central Bank’s (“ECB”) emphasis on preventing deflation took center stage when it launched its highly anticipated quantitative easing program in January. The announcement exceeded market expectations as it targeted €60 billion in bond purchases per month. Further, by linking it to inflation objectives, the ECB left the program open-ended. With this announcement, the euro plunged, bond yields fell, and equity markets rallied. Ever-lower interest rates in the euro zone helped anchor government bond yields elsewhere, such as in the U.S. and U.K., while the U.S. dollar added to its strong performance by appreciating against most other currencies.

In China, property market weakness continued to raise concerns for policymakers, while in Japan lower inflation and growth raised skepticism over the ability of Prime Minister Shinzo Abe’s economic program to generate self-sustaining growth.

U.S. Treasury yields fell over the first half of fiscal 2015, with the majority of the rally coming in the first three months. Bond prices rise as yields fall. Fixed income spread sectors had mixed performance over the six months. Corporate bonds and U.S. mortgage-backed securities underperformed like-duration U.S. Treasurys. Emerging market external debt generally outperformed like-duration U.S. Treasurys.

PERFORMANCE

Harbor Bond Fund outperformed the Barclays U.S. Aggregate Bond Index for the six months ended April 30, 2015, and continued to outperform the benchmark over longer time horizons. The Fund returned 2.17% (Institutional Class) and 2.11% (Administrative Class) for the six-month period, compared with the benchmark’s return of 2.06%. The Fund also outperformed the index for the 5-year and 10-year periods ended April 30, 2015, and since the Fund’s inception in 1987.

The following strategies helped Fund returns for the six months ended April 30, 2015:

•	Currency positioning, specifically long U.S. dollar positions versus the euro and yen, as both currencies weakened relative to the dollar.

Harbor Bond Fund

MANAGERS’ COMMENTARY—Continued

TOP TEN ISSUERS (% of net assets)
U.S. Treasury	32.3%
Federal National Mortgage Association TBA	12.7%
Federal National Mortgage Association	12.5%
Brazil Letras Do Tesouro Nacional	3.8%
Bank of America Corp.	1.8%
Federal National Mortgage Association REMIC	1.8%
Ally Financial Inc.	1.6%
Ford Motor Credit Co. LLC	1.6%
Denver Public Schools	1.5%
Province of Ontario Canada	1.4%

•	Diversified interest rate exposure to developed countries, particularly Italy and Spain, as rates fell, pushing bond prices higher.

•	Holdings of non-agency mortgage-backed securities, which continued to benefit from limited new issue supply and strong investor demand.

•	Security selection within investment grade corporates as specific issuers outperformed.

•	Tactical exposure to high-yield bonds, as the sector outperformed.

The following strategies were negative or neutral for returns:

•	An underweight to U.S. interest rates, as yields decreased.

•	Positions in U.S. Treasury Inflation-Protected Securities (TIPS), as these securities underperformed nominal government bonds.

•	Positions in select municipal bonds, as yield spreads for the sector widened.

OUTLOOK AND STRATEGY

Over the next six months, we expect global growth to accelerate modestly. A wave of monetary policy accommodation should underpin global growth, in our view, while still-sizable economic slack should keep inflationary pressures well contained. We think that the decline in oil prices should further sustain these trends by transferring wealth from producers to consumers and by keeping inflation subdued.

We believe that the U.S. is on track for modestly above-trend growth of 2.5%-3.0%, with inflation only gradually approaching the Fed’s 2% target. A robust outlook for personal consumption growth forms the foundation of our outlook. We expect consumer spending to be supported by a still-healthy pace of job gains and real incomes boosted by lower energy prices. Both housing and business investment also will contribute to growth, in our view, but to a lesser degree. We expect home prices to rise gradually and sales trends to continue, but housing to remain a small portion of economic growth.

We expect the euro-zone economy to expand by 1.25%-1.75%, with inflation remaining low. A combination of tailwinds—lower oil prices, a weaker euro, and the European Central Bank’s new quantitative easing program—should lift European growth this year. Going forward, the European quantitative easing program should provide a substantial source of liquidity and also serve to anchor interest rates across member states.

In China, we expect growth in the low 6% range. As China addresses the ongoing slowdown in its property sector and de-leveraging in the shadow-banking system, we expect additional easing from the People’s Bank of China. In Japan, we expect growth of 1.0%-1.5%, and we expect growth to recover from last year’s technical recession. Decisions late in 2014 to delay the next value-added tax hike and increase the size of the Bank of Japan’s easing program should provide needed support for the economy.

With respect to portfolio strategy, we plan to:

•

Remain underweight U.S. interest rate risk relative to the benchmark, particularly at the front end and long end of the yield curve. We remain underweight at the very front end of the curve given the potential for volatility as the Fed’s first rate hike approaches. At the long end of the curve, we see less value as the Fed has remained focused on reflating the U.S. economy.

•	Maintain an underweight to agency mortgage-backed securities due to concerns about high valuation levels and the continuing effects of Fed tapering.

•

Remain underweight investment-grade corporate bonds, though positioning in select high-yield issues partially offsets the underweight. We continue to place an emphasis on security selection, preferring companies that we believe are positioned to benefit from increased pricing power and industry consolidation.

•	Remain selective in allocations to emerging markets debt, given increasing dispersion in the pace of economic growth.

•

With continued divergence in economic growth and central bank policies, we look to maintain our long U.S. dollar bias, against the euro and Japanese yen in particular. We will look to tactically adjust exposures as market conditions warrant, as the dollar’s trajectory may not be as smooth as it has been over the past few months.

•	Continue to hold positions in TIPS, as we believe inflation expectations currently embedded in the markets are too low given the Fed’s goal to reflate the U.S. economy.

Harbor Bond Fund

MANAGERS’ COMMENTARY—Continued

This report contains the current opinions of Pacific Investment Management Company LLC at the time of its publication and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.

Fixed income investments are affected by interest rate changes and the creditworthiness of the issues held by the Fund. A rise in interest rates will cause a decrease in the value of fixed income securities. Such an event would have an adverse effect on the Fund. The use of derivative instruments may add additional risk. There may be a greater risk that the Fund could lose money due to prepayment and extension risks because the Fund invests heavily at times in mortgage-related securities. The Fund may engage in active and frequent trading to achieve its principal investment strategies. References to securities that are backed by the full faith and credit of the U.S. government do not apply to the shares of the Fund. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.

Harbor Bond Fund

FUND SUMMARY—April 30, 2015 (Unaudited)

INSTITUTIONAL CLASS

Fund #	2014

Cusip	411511108

Ticker	HABDX

Inception Date	12/29/1987

Net Expense Ratio	0.52%[a,b]

Total Net Assets (000s)	$3,590,612

ADMINISTRATIVE CLASS

Fund #	2214

Cusip	411511686

Ticker	HRBDX

Inception Date	11/01/2002

Net Expense Ratio	0.77%[a,b]

Total Net Assets (000s)	$79,989

PORTFOLIO STATISTICS

	Portfolio		Benchmark

Average Market Coupon	3.52%		3.23%

Yield to Maturity	2.61%		2.13%

Current 30-day Yield (Institutional Class)	2.21%		2.38%

Weighted Average Maturity	7.59 years		7.73 years

Weighted Average Duration	4.18 years		5.47 years

Portfolio Turnover (6-Month Period Ended 04/30/2015)	248%	[c]	N/A

MATURITY PROFILE (% of investments)

0 to 1 yr.	40.76%

>1 to 5	-4.12%

>5 to 10	42.81%

>10 to 15	11.29%

>15 to 20	0.81%

>20 to 25	3.95%

>25 yrs.	4.50%

FUND PERFORMANCE

The graph compares a $10,000 investment in the Fund with the performance of the Barclays U.S. Aggregate Bond Index. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

CHANGE IN A $10,000 INVESTMENT

For the period 05/01/2005 through 04/30/2015

Total Returns For the periods ended 04/30/2015
Harbor Bond Fund
Institutional Class	2.17%	4.33%	4.37%	5.62%	12/29/1987	$17,276
Administrative Class	2.11%	4.14%	4.12%	5.36%	11/01/2002	$16,849
Comparative Index
Barclays U.S. Aggregate Bond	2.06%	4.46%	4.12%	4.75%	—	$15,901

As stated in the Fund’s current prospectus, the expense ratios were 0.51% (Net) and 0.57% (Gross) (Institutional Class) and 0.76% (Net) and 0.82% (Gross) (Administrative Class). The net expense ratios reflect a contractual management fee waiver through 02/28/2018 and are contractually capped, excluding interest expense incurred by the Fund, if any, through 02/29/2016. The expense ratios in the prospectus may differ from the actual expense ratios for the fiscal year disclosed within this report. The expense ratios shown in the prospectus are based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus.

Performance data shown represents past performance, which is no guarantee of future results. Current performance may be higher or lower than the past performance data shown. Investment returns and the value of an investment will fluctuate, and an investor’s shares, when sold, may be worth more or less than their original cost. You can obtain performance data current to the most recent month-end (available within seven business days after the most recent month-end) by calling 800-422-1050 or visiting harborfunds.com.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. From time to time, certain fees and/or expenses have been waived or reimbursed, which has resulted in higher returns. Without these waivers and reimbursements, the returns would have been lower.

a	Annualized.

b	Reflective of a contractual fee waiver and expense cap effective through February 29, 2016. Expense cap excludes interest expense incurred by the Fund, if any.

c	Unannualized.

Harbor Bond Fund

PORTFOLIO OF INVESTMENTS—April 30, 2015 (Unaudited)

Total Investments (% of net assets)

(Excludes net cash, short-term investments and derivative positions of –12.1%)

ASSET-BACKED SECURITIES—3.6%
Principal Amount (000s)		Value (000s)
	Access Group Inc. Series 2008-1 Cl. A
$9,946	1.577%—10/27/2025[1]	$9,962
	Argent Securities Inc. Series 2006-W4 Cl. A2C
7,293	0.341%—05/25/2036[1]	2,754
5,500	Series 2005-W2 Cl. A2C 0.541%—10/25/2035[1]	5,233
939	Series 2004-W11 Cl. M3 1.306%—11/25/2034[1]	807

		8,794

	Asset Backed Securities Corp. Home Equity Series 2003-HE4 Cl. M1
8,324	1.427%—08/15/2033[1]	7,927
	Bear Stearns Asset Backed Securities Trust Series 2005-4 Cl. M1
863	0.681%—01/25/2036[1]	865
	Countrywide Asset-Backed Certificates Series 2001-BC3 Cl. A
222	0.661%—12/25/2031[1]	169
5,494	Series 2005-15 Cl. 1AF3 5.450%—04/25/2036[2]	5,517

		5,686

	First Franklin Mortgage Loan Trust Series 2006-FF10 Cl. A4
1,530	0.331%—07/25/2036[1]	1,451
	GSAA Trust Series 2006-20 Cl. 1A2
6,522	0.361%—12/25/2046[1]	3,942
2,235	Series 2006-4 Cl. 4A2 0.411%—03/25/2036[1]	2,044
2,173	Series 2007-9 Cl. A1A 6.000%—08/25/2047	2,019

		8,005

	GSAMP Trust Series 2007-FM1 Cl. 2A2
144	0.251%—12/25/2036[1]	80
	Home Equity Asset Trust Series 2005-2 Cl. M4
5,000	1.231%—07/25/2035[1]	4,960
	HSI Asset Securitization Corp. Trust Series 2006-HE2 Cl. 2A3
6,637	0.351%—12/25/2036[1]	3,181
	MASTR Asset Backed Securities Trust Series 2006-HE2 Cl. A2
7,418	0.421%—06/25/2036[1]	4,257
	Mid-State Trust Series 2004-1 Cl. A
1,800	6.005%—08/15/2037	1,895
	Morgan Stanley ABS Capital I Series 2007-HE1 Cl. A2C
2,901	0.331%—11/25/2036[1]	1,866
	Morgan Stanley Dean Witter Capital I Series 2002-HE1 Cl. M1
2,933	1.081%—07/25/2032[1]	2,827
	Option One Mortgage Loan Trust Series 2007-6 Cl. 2A4
5,911	0.431%—07/25/2037[1]	3,711
	Park Place Securities Inc. Series 2005-WCW3 Cl. M1
9,700	0.661%—08/25/2035[1]	9,051
	Ramp Trust Series 2004-RS8 Cl. MII1
1,382	1.081%—08/25/2034[1]	1,330
	Securitized Asset Backed Receivables LLC Trust Series 2005-FR5 Cl. M1
16,793	0.621%—08/25/2035[1]	10,863
	SG Mortgage Securities Trust Series 2006-OPT2 Cl. A3D
6,900	0.391%—10/25/2036[1]	3,633
	SLM Student Loan Trust Series 2010-C Cl. A2
794	2.832%—12/16/2019[1,3]	802
	Small Business Administration Participation Certificates Series 2003-20I Cl. 1
132	5.130%—09/01/2023	144
4,928	Series 2009-20A Cl. 1 5.720%—01/01/2029	5,597
12,875	Series 2008-20H Cl. 1 6.020%—08/01/2028	14,547
205	Series 2001-20A Cl. 1 6.290%—01/01/2021	223

		20,511

	Soundview Home Equity Loan Trust Series 2006-WF2 Cl. A1
3,643	0.311%—12/25/2036[1]	3,516
	Structured Asset Securities Co. Series 2007-MN1A Cl. A1
28,408	0.411%—01/25/2037[1,3]	18,723

TOTAL ASSET-BACKED SECURITIES (Cost $123,735)		133,896

BANK LOAN OBLIGATIONS—0.8%
	Chrysler Group LLC Term Loan B
6,549	3.500%—05/24/2017[2]	6,568
	Community Health Systems Inc. Term Loan F
6,268	3.434%—12/31/2018[2]	6,311
	HCA Inc. Term Loan A
6,749	2.684%—02/02/2016[2]	6,760
	Term Loan B5
9,230	2.934%—03/31/2017[2]	9,260

		16,020

Harbor Bond Fund

PORTFOLIO OF INVESTMENTS—Continued

BANK LOAN OBLIGATIONS—Continued
Principal Amount (000s)		Value (000s)
	MGM Resorts International Term Loan A
$397	2.934%—12/20/2017[2]	$398

TOTAL BANK LOAN OBLIGATIONS (Cost $29,201)		29,297

COLLATERALIZED MORTGAGE OBLIGATIONS—7.5%
	Adjustable Rate Mortgage Trust Series 2006-3 Cl. 4A2
4,810	0.301%—08/25/2036[1]	3,140
€4,727	Arran Residential Mortgages Funding plc Series 2010-1A Cl. A2B 1.448%—05/16/2047[1,3]	5,337
$12,592	Banc of America Funding Corp. Series 2012-R5 Cl. A 0.436%—10/03/2039[1,3]	12,455
2,245	Series 2007-C Cl. 7A5 0.481%—05/20/2047[1]	1,867

		14,322

	Banc of America Merrill Lynch Commercial Mortgage Inc. Series 2007-2 Cl. A4
2,200	5.782%—04/10/2049[2]	2,326
	BCAP LLC Trust Series 2007-AA2 Cl. 12A1
15,012	0.391%—05/25/2047[1]	11,183
4,723	Series 2011-RR4 Cl. 8A1 5.250%—02/26/2036[3]	4,310
8,435	Series 2011-RR5 Cl. 5A1 5.250%—08/26/2037[3]	8,808
939	Series 2011-RR5 Cl. 12A1 5.421%—03/26/2037[2,3]	924

		25,225

	Bear Stearns Adjustable Rate Mortgage Trust Series 2004-10 Cl. 12A3
80	2.722%—01/25/2035[2]	79
36	Series 2000-2 Cl. A1 2.750%—11/25/2030[2]	35
686	Series 2004-1 Cl. 12A5 2.759%—04/25/2034[1]	675

		789

	Bear Stearns Alt-A Trust Series 2005-4 Cl. 1A1
606	0.621%—07/25/2035[1]	596
	Bear Stearns Commercial Mortgage Securities Trust
603	Series 2007-PW15 Cl. A4 5.331%—02/11/2044	640
1,686	Series 2006-PW11 Cl. A4 5.598%—03/11/2039[2]	1,722
5,300	Series 2007-PW18 Cl. A4 5.700%—06/11/2050	5,721
3,539	Series 2007-PW17 Cl. AAB 5.703%—06/11/2050	3,556
2,297	Series 2006-PW12 Cl. A4 5.887%—09/11/2038[2]	2,382

		14,021

	Chase Mortgage Finance Corp. Series 2006-A1 Cl. 4A1
3,970	5.571%—09/25/2036[2]	3,578
	Citigroup/Deutsche Bank Commercial Mortgage Trust Series 2007-CD4 Cl. A4
1,500	5.322%—12/11/2049	1,576
	Countrywide Alternative Loan Trust Series 2005-59 Cl. 1A1
14,228	0.506%—11/20/2035[1]	11,687
7,333	Series 2006-6BC Cl. 1A2 0.581%—05/25/2036[1]	5,527
5,826	Series 2005-84 Cl. 1A1 2.479%—02/25/2036[2]	4,350
5,077	Series 2005-20CB Cl. 2A5 5.500%—07/25/2035	5,046
1,981	Series 2006-36T2 Cl. 1A4 5.750%—12/25/2036	1,597
9,541	Series 2006-39CB Cl. 1A20 6.000%—01/25/2037	8,865

		37,072

	Countrywide Home Loan Mortgage Pass Through Trust Series 2007-HY5 Cl. 1A1
2,445	2.641%—09/25/2047[2]	2,156
	Credit Suisse Commercial Mortgage Trust Series 2010-9R Cl. 20A5
468	4.000%—01/27/2037[3]	470
3,585	Series 2006-C5 Cl. A1A 5.297%—12/15/2039	3,764

		4,234

	Credit Suisse First Boston Mortgage Securities Corp. Series 2006-C2 Cl. A3
606	6.000%—11/25/2035	496
	Deutsche Alt-A Securities Inc. Mortgage Loan Trust Series 2007-AR2 Cl. A1
4,087	0.331%—03/25/2037[1]	2,955
	DSLA Mortgage Loan Trust Series 2006-AR1 Cl. 1A1A
4,341	1.048%—03/19/2046[1]	3,368
	First Horizon Asset Securities Inc.
	Series 2005-AR6 Cl. 4A1
3,497	4.896%—02/25/2036[2]	3,365
	First Nationwide Trust
	Series 2001-3 Cl. 1A1
2	6.750%—08/21/2031	2
	Greenwich Capital Commercial Funding Corp.
	Series 2007-GG9 Cl. A4
1,500	5.444%—03/10/2039	1,581
	GSR Mortgage Loan Trust
	Series 2005-AR3 Cl. 3A1
1,176	2.680%—05/25/2035[2]	1,136
	Series 2005-AR7 Cl. 6A1
981	4.965%—11/25/2035[2]	952
	Series 2006-2F Cl. 2A13
3,946	5.750%—02/25/2036	3,894

		5,982

	Harborview Mortgage Loan Trust
	Series 2004-8 Cl. 2A3
1,510	1.001%—11/19/2034[1]	1,150
	Homebanc Mortgage Trust
	Series 2006-H2 Cl. A2
9,721	0.361%—12/25/2036[1]	8,467
	Homestar Mortgage Acceptance Corp.
	Series 2004-5 Cl. M3
1,532	1.331%—10/25/2034[1]	1,283
	IndyMac ARM Trust
	Series 2001-H2 Cl. A2
10	1.707%—01/25/2032[2]	10

Harbor Bond Fund

PORTFOLIO OF INVESTMENTS—Continued

COLLATERALIZED MORTGAGE OBLIGATIONS—Continued
Principal Amount (000s)		Value (000s)
	IndyMac IMSC Mortgage Loan Trust
	Series 2007-F2 Cl. 2A1
$3,555	6.500%—07/25/2037	$2,407
	IndyMac Index Mortgage Loan Trust
	Series 2007-AR13 Cl.4A1
19,997	2.361%—07/25/2037[2]	12,898
	Series 2005-AR31 Cl. 1A1
2,489	2.405%—01/25/2036[2]	2,065

		14,963

	JP Morgan Chase Commercial Mortgage Securities Corp.
	Series 2006-LDP9 Cl. A3
5,192	5.336%—05/15/2047	5,427
	Series 2007-LDPX Cl. A3
14,109	5.420%—01/15/2049	14,931
	Series 2007-LD12 Cl. A4
1,600	5.882%—02/15/2051[2]	1,714

		22,072

	JP Morgan Mortgage Trust
	Series 2006-A6 Cl. 1A4L
6,395	2.500%—10/25/2036[2]	5,801
	Series 2006-S1 Cl. 3A1
1,899	5.500%—04/25/2036	1,948

		7,749

	JP Morgan Re-REMIC[4]
	Series 2009-7 Cl. 11A1
177	2.697%—09/27/2036[2,3]	176
	Merrill Lynch Mortgage Investors Inc.
	Series 2005-3 Cl. 4A
238	0.431%—11/25/2035[1]	223
	Merrill Lynch/Countrywide Commercial Mortgage Trust
	Series 2006-4 Cl. A3
2,287	5.172%—12/12/2049	2,395
	Series 2007-6 Cl. A4
1,800	5.485%—03/12/2051[2]	1,918

		4,313

	Morgan Stanley Capital I
	Series 2006-HQ8 Cl. A4
1,101	5.599%—03/12/2044[2]	1,114
	Morgan Stanley Re-REMIC Trust[4]
	Series 2009-GG10 Cl. A4A
1,802	5.989%—08/12/2045[2,3]	1,925
	Provident Funding Mortgage Loan Trust
	Series 2005-2 Cl. 3A
6,824	2.460%—10/25/2035[2]	6,805
	Residential Accredit Loans Inc.
	Series 2006-QA7 Cl. 2A1
7,216	0.366%—08/25/2036[1]	5,747
	Series 2007-QS4 Cl. 3A9
3,785	6.000%—03/25/2037	3,190

		8,937

	Residential Asset Securitization Trust
	Series 2007-A8 Cl. 2A1
21,688	6.250%—08/25/2037	12,874
	Residential Funding Mortgage Securities I
	Series 2007-SA1 Cl. 2A2
522	3.326%—02/25/2037[2]	419
	Series 2006-SA1 Cl. 2A1
540	3.781%—02/25/2036[2]	488

		907

	Silenus European Loan Conduit
	Series 25X Cl. A
€139	0.198%—05/15/2019[1]	157
	Structured Adjustable Rate Mortgage Loan Trust
	Series 2007-1 Cl. 1A1
$4,586	0.331%—02/25/2037[1]	3,493
	Series 2001-21A Cl. 3A1
1,551	2.473%—04/25/2035[2]	1,539

		5,032

	Structured Asset Mortgage Investments Inc.
	Series 2005-AR5 Cl. A2
1,176	0.431%—07/19/2035[1]	1,141
	Suntrust Adjustable Rate Mortgage Loan Trust
	Series 2007-S1 Cl. 1A
1,622	2.615%—01/25/2037[2]	1,554
	Wachovia Bank Commercial Mortgage Trust
	Series 2007-C32 Cl. A4FL
2,600	0.355%—06/15/2049[1,3]	2,551
	Series 2006-C23 Cl. A5
11,800	5.416%—01/15/2045[2]	12,066
	Series 2007-C31 Cl. A4
6,395	5.509%—04/15/2047	6,734
	Series 2007-C33 Cl. A4
5,885	6.150%—02/15/2051[2]	6,227

		27,578

	Washington Mutual Mortgage Pass Through Certificates Trust
	Series 2005-AR6 Cl. 2A1A
901	0.411%—04/25/2045[1]	857
	Series 2005-AR13 Cl. A1A1
422	0.471%—10/25/2045[1]	394
	Series 2006-AR11 Cl. 3A1A
3,596	1.057%—09/25/2046[1]	2,906

		4,157

	Wells Fargo Mortgage Backed Securities Trust
	Series 2006-AR10 Cl. 1A1
6,950	2.641%—07/25/2036[2]	6,798

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $244,490)		273,913

CORPORATE BONDS & NOTES—24.1%
	Ally Financial Inc.
18,000	2.750%—01/30/2017	17,982
4,000	4.625%—06/26/2015	4,015
28,600	5.500%—02/15/2017	29,958
3,900	6.250%—12/01/2017	4,188

		56,143

	American Express Bank FSB
8,800	6.000%—09/13/2017	9,727
	American Express Centurion Bank MTN[5]
9,500	6.000%—09/13/2017	10,501
	American International Group Inc.
3,300	5.050%—10/01/2015	3,359
	Anglo American Capital plc
2,500	2.625%—04/03/2017[3]	2,535
	Apple Inc.
2,700	2.850%—05/06/2021	2,797
	Banco Santander Brasil SA
9,800	4.250%—01/14/2016[3]	10,026

Harbor Bond Fund

PORTFOLIO OF INVESTMENTS—Continued

CORPORATE BONDS & NOTES—Continued
Principal Amount (000s)		Value (000s)
	Banco Santander Chile
$5,300	1.875%—01/19/2016[2,3]	$5,327
	Banco Santander SA
€11,800	6.250%—09/11/2021[2,6]	13,230
	Bank of America Corp.
$33,200	6.500%—08/01/2016	35,308
	Bank of America Corp. MTN[5]
10,440	1.085%—03/22/2016[1]	10,481
18,300	1.335%—03/22/2018[1]	18,542

		29,023

	Bank of America NA
4,300	0.676%—05/08/2017[1]	4,298
	Bank of China Hong Kong Ltd.
2,200	5.550%—02/11/2020[3]	2,453
	Bank of India London MTN[5]
2,100	4.750%—09/30/2015	2,129
	Barclays Bank plc
1,700	7.750%—04/10/2023[2]	1,889
£3,600	14.000%—06/15/2019[2,6]	7,440

		9,329

	Barclays plc
€2,300	6.500%—09/15/2019[2,6]	2,631
700	8.000%—12/15/2020[2,6]	869

		3,500

	BB&T Corp. MTN[5]
$19,500	1.131%—06/15/2018[1]	19,694
	BBVA Bancomer SA
2,800	4.500%—03/10/2016[3]	2,888
5,700	6.500%—03/10/2021[3]	6,398

		9,286

	Bear Stearns Companies LLC
4,300	6.400%—10/02/2017	4,786
	Blackstone Group LP
2,678	9.625%—03/19/2019[3]	2,769	[y]
	BM & FBovespa SA
2,000	5.500%—07/16/2020[3]	2,170
	BNP Paribas SA MTN[5]
20,300	0.566%—11/07/2015[1]	20,323
	BPCE SA
38,300	0.826%—11/18/2016[1]	38,384
	Braskem Finance Ltd.
2,400	5.750%—04/15/2021[3]	2,405
	CIT Group Inc.
3,700	5.000%—05/15/2017	3,839
	Citigroup Inc.
17,500	4.750%—05/19/2015	17,530
	Citigroup Inc. MTN[5]
€2,000	0.706%—05/31/2017[1]	2,239
	Cooperatieve Centrale Raiffeisen-Boerenleenbank BA/NY
$30,400	0.542%—11/23/2016[1]	30,408
14,700	0.609%—04/28/2017[1]	14,705

		45,113

	Credit Agricole SA
£3,900	7.500%—06/23/2026[2,6]	6,114
$3,100	7.875%—01/23/2024[2,6]	3,304
300	8.125%—09/19/2033[2]	340

		9,758

	Credit Suisse New York MTN[5]
8,900	0.751%—05/26/2017[1]	8,899
	CSN Islands XI Corp.
4,300	6.875%—09/21/2019[3]	4,010
	CVS Pass-Through Trust
655	6.943%—01/10/2030	809
	Dynegy Inc.
1,900	6.750%—11/01/2019[3]	1,995
3,500	7.375%—11/01/2022[3]	3,745
1,800	7.625%—11/01/2024[3]	1,944

		7,684

	Export-Import Bank of Korea
2,100	4.000%—01/29/2021	2,276
12,300	4.125%—09/09/2015	12,447
2,200	5.125%—06/29/2020	2,509

		17,232

	Ford Motor Credit Co. LLC
6,400	2.750%—05/15/2015	6,401
1,000	3.984%—06/15/2016	1,029
2,200	8.000%—12/15/2016	2,429
31,725	12.000%—05/15/2015	31,817

		41,676

	Ford Motor Credit Co. LLC MTN[5]
20,000	0.706%—11/08/2016[1]	19,942
	General Motors Financial Co. Inc.
2,800	3.150%—01/15/2020	2,824
3,000	4.750%—08/15/2017	3,173

		5,997

	Gerdau Holdings Inc.
4,900	7.000%—01/20/2020[3]	5,433
	Goldman Sachs Group Inc.
2,700	3.300%—05/03/2015	2,700
	Goldman Sachs Group Inc. MTN[5]
1,500	0.886%—06/04/2017[1]	1,498
	GTL Trade Finance Inc.
1,500	7.250%—10/20/2017	1,639
2,000	7.250%—10/20/2017[3]	2,185

		3,824

	Hellenic Railways Organization SA
€3,500	5.014%—12/27/2017	2,633
	HSBC Holdings plc
$9,600	6.375%—03/30/2025[2,6]	9,936
	International Lease Finance Corp.
5,100	5.750%—05/15/2016	5,279
4,600	6.750%—09/01/2016[3]	4,876
9,900	8.625%—09/15/2015	10,147

		20,302

	JP Morgan Chase & Co.
8,200	2.250%—01/23/2020	8,183
7,200	3.150%—07/05/2016	7,386
4,100	3.400%—06/24/2015	4,118

		19,687

	JP Morgan Chase Bank NA
7,000	6.000%—10/01/2017	7,739
	Keane Group Holdings LLC
24,688	8.500%—08/08/2019	23,516	[x]

Harbor Bond Fund

PORTFOLIO OF INVESTMENTS—Continued

CORPORATE BONDS & NOTES—Continued
Principal Amount (000s)			Value (000s)
		Merrill Lynch & Co. Inc.
	$12,700	0.829%—05/02/2017[1]	$12,606
		Merrill Lynch & Co. Inc. MTN[5]
	5,100	6.400%—08/28/2017	5,636
	7,800	6.875%—04/25/2018	8,902

			14,538

		Mizuho Bank Ltd.
	1,000	0.717%—09/25/2017[1,3]	999
		Morgan Stanley
	4,500	5.375%—10/15/2015	4,594
		Morgan Stanley MTN[5]
	13,000	0.725%—10/18/2016[1]	12,996
	13,400	1.557%—04/25/2018[1]	13,645

			26,641

		MSCI Inc.
	4,250	5.250%—11/15/2024[3]	4,431
		Murray Street Investment Trust I
	7,000	4.647%—03/09/2017[7]	7,408
		National Australia Bank Ltd. MTN[5]
	33,900	0.553%—06/30/2017[1,3]	33,874
		Nationwide Building Society
	6,400	6.250%—02/25/2020[3]	7,596
		Noble Group Ltd.
	600	4.875%—08/05/2015[3]	602
		Novo Banco SA MTN[5]
	€3,500	4.750%—01/15/2018	4,004
		Odebrecht Drilling Norbe VIII/IX Ltd.
	$5,440	6.350%—06/30/2022[3]	5,089
		Odebrecht Offshore Drilling Finance Ltd.
	3,701	6.625%—10/01/2023[3]	3,183
	186	6.750%—10/01/2023[3]	160

			3,343

		OneMain Financial Holdings Inc.
	1,600	6.750%—12/15/2019[3]	1,688
	1,500	7.250%—12/15/2021[3]	1,592

			3,280

		Owens Corning Co.
	9,300	4.200%—12/01/2024	9,505
		Petrobras Global Finance BV
	1,400	1.881%—05/20/2016[1]	1,358
	1,200	2.000%—05/20/2016	1,174
	400	2.415%—01/15/2019[2]	371
	7,800	2.631%—03/17/2017[1]	7,570
	1,300	3.151%—03/17/2020[2]	1,219
	2,100	3.250%—03/17/2017	2,066
	3,500	3.500%—02/06/2017	3,444
	1,700	3.875%—01/27/2016	1,707
	1,200	4.375%—05/20/2023	1,070
	400	4.875%—03/17/2020	385
	10,300	5.375%—01/27/2021	9,921
	2,500	5.750%—01/20/2020	2,502
	600	6.125%—10/06/2016	615

			33,402

		Principal Life Global Funding II
	23,400	1.200%—05/19/2017[3]	23,469
		Qtel International Finance Ltd.
	400	3.375%—10/14/2016[3]	412
		Ras Laffan Liquefied Natural Gas Co. Ltd. III
	700	5.838%—09/30/2027[3]	812
		Rio Oil Finance Trust
	1,700	6.250%—07/06/2024[3]	1,692
	8,500	6.750%—01/06/2027[3]	8,436

			10,128

		Rohm and Haas Co.
	717	6.000%—09/15/2017	792
		Schaeffler Holding Finance BV
	€3,400	5.750%—11/15/2021	4,157
	$3,100	6.250%—11/15/2019[3]	3,313

			7,470

		Societe Generale SA
	5,000	4.250%—04/14/2025[3]	4,822
		Southern Gas Networks plc MTN[5]
	£9,800	0.856%—10/21/2015[1]	15,022
		Springleaf Finance Corp. MTN[5]
	$1,600	5.400%—12/01/2015	1,626
		State Bank of India
	8,100	4.500%—07/27/2015[3]	8,161
		Stone Street Trust
	16,400	5.902%—12/15/2015[3]	16,836
		Unicredit SpA
	€2,200	6.750%—09/10/2021[2,6]	2,517
	$4,930	8.000%—06/03/2024[2,6]	5,063

			7,580

		United Air Lines Inc.
	734	10.400%—05/01/2018	800
		Verizon Communications Inc.
	2,900	2.021%—09/14/2018[1]	3,015
	2,469	2.500%—09/15/2016	2,521
	9,000	3.650%—09/14/2018	9,539

			15,075

		Wells Fargo & Co.
	17,800	7.980%—03/15/2018[2,6]	19,669

	TOTAL CORPORATE BONDS & NOTES (Cost $868,208)		886,084

FOREIGN GOVERNMENT OBLIGATIONS—8.2%
		Autonomous Community of Valencia Spain MTN[5]
	€300	4.375%—07/16/2015	341
		Banco Nacional de Desenvolvimento Economico e Social
	2,300	4.125%—09/15/2017[3]	2,709
		Brazil Letras Do Tesouro Nacional
R$	455,200	0.000%—10/01/2015-01/01/2017[8]	139,432
		Bundesrepublik Deutschland
	€1,900	2.500%—07/04/2044	3,049
	100	3.250%—07/04/2042	178
	21,000	4.250%—07/04/2039	41,413
	1,500	4.750%—07/04/2040	3,186

			47,826

		Korea Development Bank
	$18,600	4.375%—08/10/2015	18,776
		Korea Housing Finance Corp.
	2,200	4.125%—12/15/2015[3]	2,244

Harbor Bond Fund

PORTFOLIO OF INVESTMENTS—Continued

FOREIGN GOVERNMENT OBLIGATIONS—Continued
Principal Amount (000s)			Value (000s)
		Mexican Bonos
MEX$	239,100	8.000%—06/11/2020	$17,452
		Province of Ontario Canada
	$6,100	1.650%—09/27/2019	6,132
	6,400	3.000%—07/16/2018	6,749
CAD$	5,600	3.150%—06/02/2022	5,017
	$3,800	4.000%—10/07/2019	4,186
CAD$	19,100	4.000%—06/02/2021	17,907
	10,600	4.200%—06/02/2020	9,929
	$2,300	4.400%—04/14/2020	2,591

			52,511

		Province of Quebec Canada
	900	3.500%—07/29/2020	976
CAD$	3,800	3.500%—12/01/2022	3,480
	13,900	4.250%—12/01/2021	13,256
	2,500	4.500%—12/01/2020	2,389

			20,101

	TOTAL FOREIGN GOVERNMENT OBLIGATIONS (Cost $328,986)		301,392

MORTGAGE PASS-THROUGH—29.2%
		Federal Home Loan Mortgage Corp.
	$20	2.347%—06/01/2024[1]	21
	820	4.500%—08/01/2040-09/01/2041	894
	115	5.136%—08/01/2035[1]	123
	2,595	5.500%—02/01/2038-07/01/2038	2,949
	9,921	6.000%—07/01/2016-05/01/2040	11,313

			15,300

		Federal Home Loan Mortgage Corp. REMIC[4]
	52	0.632%—11/15/2030[1]	53
	108	8.000%—08/15/2022	121
	19	9.000%—12/15/2020	21

			195

		Federal Home Loan Mortgage Corp. Structured Pass Through Securities
		Series T-63 Cl. 1A1
	191	1.328%—02/25/2045[1]	195
		Series E3 Cl. A
	337	2.927%—08/15/2032[2]	352

			547

		Federal Home Loan Mortgage Corp. TBA[9]
	28,000	4.500%—05/13/2045	30,447
		Federal Housing Authority Project
	11	7.400%—02/01/2021	11	[y]
	1,581	7.450%—05/01/2021	1,547	[y]

			1,558

		Federal National Mortgage Association
	482	1.536%—10/01/2040[1]	505
	2,233	2.204%—08/01/2035[1]	2,384
	5,300	2.310%—08/01/2022	5,348
	2,690	2.343%—06/01/2035[1]	2,891
	11,492	2.475%—04/01/2019	11,852
	6,000	2.870%—09/01/2027	6,073
	3,128	3.000%—02/01/2021-11/01/2025	3,278
	470	3.330%—11/01/2021	498
	1,412	3.500%—04/01/2021-05/01/2027	1,500
	28,925	4.000%—10/01/2015-10/01/2031	30,887
	24,856	4.500%—01/01/2018-10/01/2042	26,800
	31,530	5.000%—12/01/2022-07/01/2044	35,198
	180	5.062%—05/01/2035[1]	191
	97,573	5.500%—02/01/2023-12/01/2043	110,592
	168,774	6.000%—07/01/2016-05/01/2041	193,201
		Series 2003-W1 Cl. 1A1
	279	5.888%—12/25/2042[2]	313

			431,511

		Federal National Mortgage Association REMIC[4]
		Series 2006-5 Cl. 3A2
	193	2.194%—05/25/2035[2]	201
		Series 2011-98 Cl. ZL
	63,260	3.500%—10/25/2041	63,928
		Series 2003-25 Cl. KP
	1,052	5.000%—04/25/2033	1,153

			65,282

		Federal National Mortgage Association TBA[9]
	4,000	3.000%—07/10/2045	4,050
	84,000	3.500%—05/18/2030-05/13/2045	88,399
	79,000	4.000%—06/12/2045	84,312
	76,000	4.500%—05/13/2045-06/11/2045	82,673
	126,000	5.000%—05/13/2045	140,299
	48,000	5.500%—05/13/2045-06/12/2045	54,312
	9,000	6.000%—05/13/2045	10,287

			464,332

		Government National Mortgage Association
	42,751	5.000%—08/15/2033-07/15/2041	47,932
		Government National Mortgage Association II
	823	1.625%—03/20/2017-02/20/2032[1]	853
	202	2.000%—08/20/2022-10/20/2025[1]	209
	30	2.500%—12/20/2024[1]	30

			1,092

		Government National Mortgage Association TBA[9]
	2,000	3.000%—05/20/2045	2,055
	3,000	3.500%—06/18/2045	3,155
	7,000	5.000%—05/20/2045	7,827

			13,037

	TOTAL MORTGAGE PASS-THROUGH (Cost $1,047,046)		1,071,233

MUNICIPAL BONDS—4.6%
		California Infrastructure & Economic Development Bank
	2,200	6.486%—05/15/2049	2,762
		California State University
	3,900	6.434%—11/01/2030	5,004
		Chicago Transit Authority
	270	6.300%—12/01/2021	296
	7,200	6.899%—12/01/2040	9,113

			9,409

		Clark County Nevada
	14,000	6.350%—07/01/2029	15,961
		Denver Public Schools
	39,000	7.017%—12/15/2037	53,541
		Los Angeles City CA Wastewater System Revenue
	2,000	5.713%—06/01/2039	2,468
		North Las Vegas City NV
	20,000	6.572%—06/01/2040	17,938
		Orange County Local Transportation Authority
	10,500	6.908%—02/15/2041	14,696

Harbor Bond Fund

PORTFOLIO OF INVESTMENTS—Continued

MUNICIPAL BONDS—Continued
Principal Amount (000s)		Value (000s)
	Public Power Generation Agency
$600	7.242%—01/01/2041	$710
	State of California
7,800	7.500%—04/01/2034	11,503
5,300	7.550%—04/01/2039	8,152
5,000	7.950%—03/01/2036	6,124

		25,779

	University of California
20,270	4.858%—05/15/2112	19,820

TOTAL MUNICIPAL BONDS (Cost $137,624)		168,088

PREFERRED STOCKS—0.2%

Shares
BANKS—0.1%
80,000	Citigroup Capital XIII	2,071

DIVERSIFIED FINANCIAL SERVICES—0.1%
203,000	Ally Financial Inc.	5,380

TOTAL PREFERRED STOCKS (Cost $7,128)		7,451

PURCHASED OPTIONS—0.0%

No. of Contracts
	Currency Option U.S. Dollar vs. Japanese Yen
36,000,000	$121.00—06/04/2015-07/02/2015	163
	Interest Rate Swap Option 1 year
122,400,000	0.800%—01/19/2016	142
	Interest Rate Swap Option 2 year
82,400,000	1.100%—01/19/2016-01/30/2018	560
	Interest Rate Swap Option 3 year
41,800,000	1.150%—07/20/2015	91
	Interest Rate Swap Option 5 year
41,000,000	1.500%—01/29/2016-01/16/2020	341
	Interest Rate Swap Option 10 year
30,600,000	1.750%—07/30/2015-01/29/2016	200

TOTAL PURCHASED OPTIONS (Premiums Paid/Cost $2,262)		1,497

RIGHTS/WARRANTS—0.0%
(Cost $15)
Shares
AUTOMOBILES—0.0%
36,000	General Motors Co. Escrow	—	[z]

U.S. GOVERNMENT AGENCIES—1.6%
Principal Amount (000s)
	Federal Home Loan Mortgage Corp.
$9,200	1.250%—08/01/2019	9,146
3,100	2.375%—01/13/2022	3,170
$19,000	3.750%—03/27/2019	$20,757

		33,073

	Federal National Mortgage Association
9,300	5.000%—05/11/2017[11]	10,102
13,000	5.375%—06/12/2017[11]	14,261

		24,363

TOTAL U.S. GOVERNMENT AGENCIES (Cost $57,137)		57,436

U.S. GOVERNMENT OBLIGATIONS—32.3%
	U.S. Treasury Bonds
55,500	2.500%—02/15/2045	52,734
48,300	2.750%—08/15/2042-11/15/2042	48,326
47,030	3.000%—05/15/2042-11/15/2044	49,439
126,800	3.125%—02/15/2042-08/15/2044	136,547
45,500	3.375%—05/15/2044[11]	51,301
3,800	3.750%—11/15/2043	4,574
5,400	4.250%—05/15/2039	6,907
19,200	4.375%—11/15/2039-05/15/2040	25,048
12,000	4.625%—02/15/2040	16,214
14,900	6.125%—11/15/2027-08/15/2029	21,422

		412,512

	U.S. Treasury Inflation Indexed Bonds[10]
38,740	0.125%—01/15/2022-07/15/2022[11]	39,325
12,704	0.625%—07/15/2021[11]	13,368
2,908	0.750%—02/15/2042	2,915
3,433	1.125%—01/15/2021[11]	3,698
7,533	1.250%—07/15/2020[11]	8,202
4,229	1.375%—02/15/2044	4,923
104,295	1.750%—01/15/2028	122,457
71,419	2.000%—01/15/2026	84,972
175,316	2.375%—01/15/2025-01/15/2027	214,947
39,352	2.500%—01/15/2029	50,389
1,306	3.625%—04/15/2028	1,846
8,566	3.875%—04/15/2029	12,602

		559,644

	U.S. Treasury Notes
16,800	1.375%—03/31/2020	16,747
88,000	2.000%—08/31/2021-02/15/2025[11]	88,290
99,800	2.250%—11/15/2024	101,656
5,500	2.375%—08/15/2024[11]	5,665

		212,358

TOTAL U.S. GOVERNMENT OBLIGATIONS (Cost $1,170,397)		1,184,514

SHORT-TERM INVESTMENTS—2.9%
COMMERCIAL PAPER—1.8%
	Ford Motor Credit Co.
20,900	1.100%—11/02/2015[3]	20,782
	Macquarie Bank Ltd.
40,100	0.542%—05/01/2015[1,3]	40,100
	Vodafone Group plc
3,100	0.600%—06/29/2015	3,097

		63,979

REPURCHASE AGREEMENTS—0.9%
33,800	Repurchase Agreement with Barclays plc dated April 30, 2015 due May 01, 2015 at 0.200% collateralized by U.S. Treasury Notes (market value $35,268)	33,800

Harbor Bond Fund

PORTFOLIO OF INVESTMENTS—Continued

SHORT-TERM INVESTMENTS—Continued
Principal Amount (000s)		Value (000s)
U.S. GOVERNMENT OBLIGATIONS—0.2%
	U.S. Treasury Bills
$1,092	0.009%—08/06/2015[11]	$1,092
2,927	0.015%—07/16/2015-07/30/2015[11]	2,927
261	0.016%—06/04/2015[11]	261
1,446	0.020%—07/23/2015[11]	1,446
424	0.025%—06/11/2015[11]	424
248	0.028%—06/25/2015[11]	248
1,844	0.036%—09/17/2015[11]	1,843
281	0.061%—05/21/2015[11]	281
371	0.070%—05/07/2015[11]	371

		8,893

TOTAL SHORT-TERM INVESTMENTS (Cost $106,672)		106,672

TOTAL INVESTMENTS—115.0% (Cost $4,122,901)		4,221,473

CASH AND OTHER ASSETS, LESS LIABILITIES—(15.0)%		(550,872)

TOTAL NET ASSETS—100.0%		$3,670,601

FUTURES CONTRACTS OPEN AT APRIL 30, 2015

Description	Number of Contracts	Aggregate Face Value (000s)		Expiration Date	Unrealized Appreciation/ (Depreciation) (000s)
Canadian Government Bond Futures 10 year (Sell)	302	CAD$	30,200	06/19/2015	$445
Euro-Bund Futures 10 year (Buy)	962		€96,200	06/08/2015	(1,301)
German Government Bond Futures 30 year (Buy)	18		1,800	06/08/2015	(62)
United Kingdom Pound Sterling Interest Rate Futures 90 day (Sell)	776		£97,000	03/16/2016	143
United Kingdom Pound Sterling Interest Rate Futures 90 day (Sell)	699		87,375	06/15/2016	(198)
Eurodollar Futures-CME 90 day (Sell)	2,822		$705,500	12/14/2015	(1,456)
Eurodollar Futures-CME 90 day (Sell)	2,112		528,000	03/14/2016	(1,058)
Eurodollar Futures-CME 90 day (Sell)	3,246		811,500	06/13/2016	197
Eurodollar Futures-CME 90 day (Sell)	958		239,500	09/19/2016	(323)
U.S. Treasury Bond Futures 30 year (Buy)	308		30,800	06/19/2015	(907)
U.S. Treasury Note Futures 5 year (Buy)	393		39,300	06/30/2015	552
U.S. Treasury Note Futures 10 year (Buy)	7,197		719,700	06/19/2015	750

Total Futures Contracts					$(3,218)

WRITTEN OPTIONS OPEN AT APRIL 30, 2015

WRITTEN OPTIONS THAT REQUIRE PERIODIC SETTLEMENT OF VARIATION MARGIN

Description	Counterparty	Number of Contracts	Strike Price	Expiration Date	Premiums Received (000s)	Value (000s)
Euro-Bund Futures (Call)	CME Group	152	$158.50	05/22/2015	$70	$(27)
Euro-Bund Futures (Call)	CME Group	417	159.50	05/22/2015	207	(28)
Euro-Bund Futures (Call)	CME Group	416	160.00	05/22/2015	196	(19)
Euro-Bund Futures (Put)	CME Group	416	154.00	05/22/2015	88	(70)
Euro-Bund Futures (Put)	CME Group	28	155.00	05/22/2015	9	(9)
Euro-Bund Futures (Put)	CME Group	147	157.00	05/22/2015	48	(152)

Total Written Options that Require Periodic Settlement of Variation Margin					$618	$(305)

Harbor Bond Fund

PORTFOLIO OF INVESTMENTS—Continued

WRITTEN OPTIONS—Continued

WRITTEN OPTIONS NOT SETTLED THROUGH VARIATION MARGIN

Description	Counterparty	Number of Contracts	Strike Index/Rate/Price		Expiration Date	Premiums Received (000s)	Value (000s)
Inflation-Linked Swap Option 10 year (Put)	Citibank NA	14,100,000	215.950	[j]	03/12/2020	$119	$(7)
Inflation-Linked Swap Option 10 year (Put)	Citibank NA	33,900,000	216.69	[j]	04/07/2020	302	(18)
Inflation-Linked Swap Option 10 year (Put)	Citibank NA	15,100,000	217.97	[j]	09/29/2020	195	(9)
Inflation-Linked Swap Option 10 year (Put)	Deutsche Bank AG	5,100,000	215.95	[j]	03/10/2020	38	(3)
Inflation-Linked Swap Option 10 year (Put)	Deutsche Bank AG	15,600,000	218.01	[j]	10/13/2020	153	(9)
Interest Rate Swap Option 1 year (Call)	Morgan Stanley Capital Services LLC	81,500,000	0.500%		01/19/2016	49	(25)
Interest Rate Swap Option 1 year (Call)	Morgan Stanley Capital Services LLC	40,900,000	0.520		01/19/2016	25	(14)
Interest Rate Swap Option 1 year (Call)	Morgan Stanley Capital Services LLC	81,500,000	0.650		01/19/2016	90	(53)
Interest Rate Swap Option 1 year (Call)	Morgan Stanley Capital Services LLC	40,900,000	0.660		01/19/2016	41	(28)
Interest Rate Swap Option 2 year (Call)	Goldman Sachs Bank USA	41,700,000	0.700		01/19/2016	63	(31)
Interest Rate Swap Option 2 year (Call)	Goldman Sachs Bank USA	41,700,000	0.900		01/19/2016	113	(65)
Interest Rate Swap Option 2 year (Put)	Goldman Sachs Bank USA	20,500,000	2.800		01/16/2018	256	(152)
Interest Rate Swap Option 2 year (Call)	JP Morgan Chase Bank NA	40,700,000	1.100		01/30/2018	212	(147)
Interest Rate Swap Option 2 year (Call)	JP Morgan Chase Bank NA	40,700,000	1.600		01/30/2018	368	(269)
Interest Rate Swap Option 3 year (Call)	Goldman Sachs Bank USA	41,800,000	0.850		07/20/2015	71	(14)
Interest Rate Swap Option 3 year (Call)	Goldman Sachs Bank USA	41,800,000	1.000		07/20/2015	125	(39)
Interest Rate Swap Option 5 year (Call)	Morgan Stanley Capital Services LLC	20,500,000	1.100		01/29/2016	78	(45)
Interest Rate Swap Option 5 year (Call)	Morgan Stanley Capital Services LLC	20,500,000	1.300		01/29/2016	119	(77)
Interest Rate Swap Option 5 year (Put)	Morgan Stanley Capital Services LLC	136,100,000	2.520		09/18/2015	1,191	(124)
Interest Rate Swap Option 5 year (Put)	Morgan Stanley Capital Services LLC	56,600,000	2.600		09/14/2015	743	(34)
Interest Rate Swap Option 10 year (Call)	Citibank NA	10,100,000	1.430		07/30/2015	60	(9)
Interest Rate Swap Option 10 year (Call)	Citibank NA	10,100,000	1.590		07/30/2015	94	(17)
Interest Rate Swap Option 10 year (Call)	Morgan Stanley Capital Services LLC	20,500,000	1.330		01/29/2016	130	(59)
Interest Rate Swap Option 10 year (Call)	Morgan Stanley Capital Services LLC	20,500,000	1.540		01/29/2016	205	(102)
Currency Option U.S. Dollar vs. Brazilian Real (Put)	Deutsche Bank AG	1,500,000	$3.02		05/22/2015	15	(30)
Currency Option U.S. Dollar vs. Brazilian Real (Put)	Deutsche Bank AG	4,500,000	3.05		05/04/2015	42	(83)
Currency Option U.S. Dollar vs. Brazilian Real (Put)	Deutsche Bank AG	6,400,000	3.08		05/27/2015	74	(208)
Currency Option U.S. Dollar vs. Brazilian Real (Put)	HSBC Bank USA NA	11,200,000	3.08		05/14/2015	125	(328)
Currency Option U.S. Dollar vs. Indian Rupee (Call)	JP Morgan Chase Bank NA	4,600,000	65.00		07/15/2015	40	(55)
Currency Option U.S. Dollar vs. Indian Rupee (Call)	JP Morgan Chase Bank NA	4,600,000	65.00		06/05/2015	23	(23)
Currency Option U.S. Dollar vs. Indian Rupee (Call)	JP Morgan Chase Bank NA	12,800,000	65.90		05/12/2015	105	(4)
Currency Option U.S. Dollar vs. Indian Rupee (Put)	JP Morgan Chase Bank NA	4,600,000	61.50		07/15/2015	24	(5)
Currency Option U.S. Dollar vs. Indian Rupee (Put)	JP Morgan Chase Bank NA	4,600,000	62.00		06/05/2015	28	(3)
Currency Option U.S. Dollar vs. Israeli New Sheqel (Call)	Citibank NA	7,200,000	4.00		07/29/2015	43	(51)
Currency Option U.S. Dollar vs. Israeli New Sheqel (Call)	Citibank NA	3,300,000	4.07		05/22/2015	27	(1)
Currency Option U.S. Dollar vs. Israeli New Sheqel (Call)	Citibank NA	3,900,000	4.10		06/11/2015	24	(4)
Currency Option U.S. Dollar vs. Israeli New Sheqel (Call)	Citibank NA	5,900,000	4.17		06/10/2015	39	(3)
Currency Option U.S. Dollar vs. Israeli New Sheqel (Call)	Deutsche Bank AG	3,800,000	4.00		07/27/2015	30	(26)
Currency Option U.S. Dollar vs. Israeli New Sheqel (Call)	Deutsche Bank AG	15,200,000	4.12		05/20/2015	120	(2)
Currency Option U.S. Dollar vs. Israeli New Sheqel (Call)	Deutsche Bank AG	4,800,000	4.15		06/04/2015	30	(2)
Currency Option U.S. Dollar vs. Israeli New Sheqel (Call)	Goldman Sachs Bank USA	6,200,000	4.10		05/15/2015	43	(1)
Currency Option U.S. Dollar vs. Israeli New Sheqel (Call)	Goldman Sachs Bank USA	8,200,000	4.16		06/01/2015	34	(2)
Currency Option U.S. Dollar vs. Israeli New Sheqel (Call)	UBS AG Stamford	4,000,000	4.11		05/14/2015	32	—
Currency Option U.S. Dollar vs. Japanese Yen (Put)	BNP Paribas SA	25,700,000	117.00		07/02/2015	149	(145)
Currency Option U.S. Dollar vs. Japanese Yen (Put)	Citibank NA	6,100,000	99.00		09/30/2015	64	(1)
Currency Option U.S. Dollar vs. Japanese Yen (Put)	Citibank NA	3,500,000	112.00		05/15/2015	60	—
Currency Option U.S. Dollar vs. Japanese Yen (Put)	Deutsche Bank AG	3,600,000	112.50		05/22/2015	41	—
Currency Option U.S. Dollar vs. Japanese Yen (Put)	Goldman Sachs Bank USA	9,200,000	113.50		05/27/2015	133	(2)
Currency Option U.S. Dollar vs. Japanese Yen (Put)	JP Morgan Chase Bank NA	9,000,000	109.00		11/10/2015	172	(28)
Currency Option U.S. Dollar vs. Japanese Yen (Put)	JP Morgan Chase Bank NA	1,900,000	112.00		05/15/2015	32	—
Currency Option U.S. Dollar vs. Japanese Yen (Put)	Société Générale Paris	9,500,000	109.00		11/19/2015	162	(33)
Currency Option U.S. Dollar vs. Japanese Yen (Put)	UBS AG Stamford	4,300,000	100.00		07/03/2015	30	—
Currency Option U.S. Dollar vs. Japanese Yen (Put)	UBS AG Stamford	5,300,000	110.00		05/12/2015	62	—
U.S. Treasury Notes 10 year Future (Call)	CME Group	413	128.50		05/22/2015	170	(170)
U.S. Treasury Notes 10 year Future (Call)	CME Group	206	129.00		05/22/2015	70	(70)
U.S. Treasury Notes 10 year Future (Call)	CME Group	406	130.00		05/22/2015	174	(44)
U.S. Treasury Notes 10 year Future (Put)	CME Group	72	127.50		05/22/2015	28	(21)
U.S. Treasury Notes 10 year Future (Put)	CME Group	165	128.00		05/22/2015	85	(75)

Total Written Options Not Settled Through Variation Margin						$7,170	$(2,770)

Total Written Options						$7,788	$(3,075)

Harbor Bond Fund

PORTFOLIO OF INVESTMENTS—Continued

FORWARD CURRENCY CONTRACTS OPEN AT APRIL 30, 2015

Currency	Counterparty	Value (000s)	Aggregate Face Value (000s)	Delivery Date	Unrealized Appreciation/ (Depreciation) (000s)
Australian Dollar (Buy)	Goldman Sachs Bank USA	$19,571	$19,341	05/06/2015	$230
Australian Dollar (Sell)	Citibank NA	7,440	7,336	05/06/2015	(104)
Australian Dollar (Sell)	Credit Suisse International	1,357	1,305	05/06/2015	(52)
Australian Dollar (Sell)	Goldman Sachs Bank USA	14,408	14,178	05/06/2015	(230)
Australian Dollar (Sell)	Goldman Sachs Bank USA	19,542	19,312	06/02/2015	(230)
Brazilian Real (Buy)	Barclays Capital	2,355	2,374	05/05/2015	(19)
Brazilian Real (Buy)	BNP Paribas SA	5,373	5,554	05/05/2015	(181)
Brazilian Real (Buy)	Credit Suisse International	1,343	1,379	05/04/2015	(36)
Brazilian Real (Buy)	Credit Suisse International	3,310	3,100	05/05/2015	210
Brazilian Real (Buy)	Deutsche Bank AG	23,936	24,168	05/05/2015	(232)
Brazilian Real (Buy)	Deutsche Bank AG	1,676	1,590	05/05/2015	86
Brazilian Real (Buy)	Deutsche Bank AG	24,143	23,504	06/02/2015	639
Brazilian Real (Buy)	Goldman Sachs Bank USA	2,748	2,771	05/05/2015	(23)
Brazilian Real (Buy)	Goldman Sachs Bank USA	1,392	1,340	05/05/2015	52
Brazilian Real (Buy)	HSBC Bank USA	1,297	1,308	05/05/2015	(11)
Brazilian Real (Buy)	JP Morgan Chase Bank	24,388	22,705	05/05/2015	1,683
Brazilian Real (Buy)	JP Morgan Chase Bank	426	480	01/03/2018	(54)
Brazilian Real (Sell)	Barclays Capital	2,354	2,208	05/05/2015	(146)
Brazilian Real (Sell)	BNP Paribas SA	4,031	3,822	05/05/2015	(209)
Brazilian Real (Sell)	BNP Paribas SA	1,342	1,353	05/05/2015	11
Brazilian Real (Sell)	BNP Paribas SA	311	396	07/02/2015	85
Brazilian Real (Sell)	BNP Paribas SA	25,234	31,936	10/02/2015	6,702
Brazilian Real (Sell)	BNP Paribas SA	17,477	22,140	01/05/2016	4,663
Brazilian Real (Sell)	BNP Paribas SA	427	484	01/03/2018	57
Brazilian Real (Sell)	Credit Suisse International	1,342	1,300	05/04/2015	(42)
Brazilian Real (Sell)	Credit Suisse International	3,311	3,338	05/05/2015	27
Brazilian Real (Sell)	Deutsche Bank AG	24,382	23,716	05/05/2015	(666)
Brazilian Real (Sell)	Deutsche Bank AG	1,230	1,264	05/05/2015	34
Brazilian Real (Sell)	Deutsche Bank AG	13,950	16,277	07/02/2015	2,327
Brazilian Real (Sell)	Goldman Sachs Bank USA	4,140	4,290	05/05/2015	150
Brazilian Real (Sell)	Goldman Sachs Bank USA	14,299	18,168	07/02/2015	3,869
Brazilian Real (Sell)	HSBC Bank USA	1,298	1,344	05/05/2015	46
Brazilian Real (Sell)	HSBC Bank USA	55,591	53,598	01/05/2016	(1,993)
Brazilian Real (Sell)	JP Morgan Chase Bank	24,388	24,589	05/05/2015	201
Brazilian Real (Sell)	JP Morgan Chase Bank	6,255	6,025	01/05/2016	(230)
Brazilian Real (Sell)	JP Morgan Chase Bank	9,352	10,548	01/05/2016	1,196
Brazilian Real (Sell)	UBS AG	21,764	27,700	10/02/2015	5,936
British Pound Sterling (Buy)	Deutsche Bank AG	32,714	32,636	05/06/2015	78
British Pound Sterling (Sell)	Deutsche Bank AG	32,707	32,630	06/02/2015	(77)
British Pound Sterling (Sell)	Goldman Sachs Bank USA	32,714	31,646	05/06/2015	(1,068)
Canadian Dollar (Buy)	Citibank NA	53,843	54,175	05/06/2015	(332)
Canadian Dollar (Sell)	Citibank NA	53,824	54,156	06/02/2015	332
Canadian Dollar (Sell)	Société Générale	53,843	51,879	05/06/2015	(1,964)
Euro Currency (Buy)	Barclays Bank plc	5,752	6,841	06/15/2015	(1,089)
Euro Currency (Buy)	BNP Paribas SA	9,104	10,862	06/15/2015	(1,758)
Euro Currency (Buy)	Citibank NA	283,771	273,904	05/06/2015	9,867
Euro Currency (Buy)	Deutsche Bank AG	17,655	17,252	06/02/2015	403
Euro Currency (Buy)	Deutsche Bank AG	4,199	4,860	06/15/2015	(661)
Euro Currency (Buy)	Deutsche Bank AG	14,316	17,075	06/13/2016	(2,759)
Euro Currency (Buy)	Goldman Sachs Bank USA	24,387	23,259	05/06/2015	1,128
Euro Currency (Buy)	Goldman Sachs Bank USA	17,113	20,375	06/15/2015	(3,262)
Euro Currency (Buy)	JP Morgan Chase Bank NA	5,411	5,194	05/06/2015	217
Euro Currency (Buy)	JP Morgan Chase Bank NA	31,930	31,448	06/02/2015	482
Euro Currency (Buy)	JP Morgan Chase Bank NA	9,686	11,527	06/15/2015	(1,841)
Euro Currency (Buy)	Société Générale	17,801	21,229	06/15/2015	(3,428)
Euro Currency (Buy)	UBS AG	24,706	23,628	05/06/2015	1,078
Euro Currency (Buy)	UBS AG	2,381	2,793	06/15/2015	(412)
Euro Currency (Sell)	Barclays Bank plc	18,680	22,588	06/15/2015	3,908
Euro Currency (Sell)	Barclays Bank plc	22,260	26,995	06/27/2016	4,735
Euro Currency (Sell)	BNP Paribas SA	1,635	1,601	05/06/2015	(34)
Euro Currency (Sell)	BNP Paribas SA	13,910	16,790	06/15/2015	2,880
Euro Currency (Sell)	Citibank NA	19,439	18,720	05/06/2015	(719)
Euro Currency (Sell)	Citibank NA	280,964	271,216	06/02/2015	(9,748)
Euro Currency (Sell)	Citibank NA	24,813	30,190	06/15/2015	5,377
Euro Currency (Sell)	Credit Suisse International	26,649	32,194	06/15/2015	5,545
Euro Currency (Sell)	Deutsche Bank AG	9,981	9,609	05/06/2015	(372)

Harbor Bond Fund

PORTFOLIO OF INVESTMENTS—Continued

FORWARD CURRENCY CONTRACTS—Continued

Currency	Counterparty	Value (000s)	Aggregate Face Value (000s)	Delivery Date	Unrealized Appreciation/ (Depreciation) (000s)
Euro Currency (Sell)	Deutsche Bank AG	$11,243	$13,394	08/07/2015	$2,151
Euro Currency (Sell)	Deutsche Bank AG	2,031	2,422	02/01/2016	391
Euro Currency (Sell)	Deutsche Bank AG	28,597	34,552	06/13/2016	5,955
Euro Currency (Sell)	UBS AG	307,221	300,663	05/06/2015	(6,558)
Indian Rupee (Buy)	Citibank NA	5,856	5,963	06/26/2015	(107)
Indian Rupee (Buy)	Goldman Sachs Bank USA	9,269	9,423	06/26/2015	(154)
Indian Rupee (Buy)	HSBC Bank USA	4,847	4,908	06/26/2015	(61)
Indian Rupee (Sell)	UBS AG	6,243	6,313	06/26/2015	70
Japanese Yen (Buy)	Goldman Sachs Bank USA	15,793	15,856	05/08/2015	(63)
Japanese Yen (Buy)	JP Morgan Chase Bank NA	110,893	111,278	05/08/2015	(385)
Japanese Yen (Buy)	JP Morgan Chase Bank NA	3,887	3,870	05/08/2015	17
Japanese Yen (Buy)	JP Morgan Chase Bank NA	28,711	28,821	06/03/2015	(110)
Japanese Yen (Buy)	UBS AG	11,885	11,844	05/08/2015	41
Japanese Yen (Sell)	Credit Suisse International	142,458	142,281	05/08/2015	(177)
Japanese Yen (Sell)	HSBC Bank USA	15,996	18,707	08/07/2015	2,711
Japanese Yen (Sell)	JP Morgan Chase Bank NA	110,923	111,305	06/03/2015	382
Mexican Peso (Buy)	Barclays Bank plc	4,729	4,813	05/05/2015	(84)
Mexican Peso (Buy)	BNP Paribas SA	15,319	15,685	05/05/2015	(366)
Mexican Peso (Buy)	BNP Paribas SA	21,381	21,257	07/07/2015	124
Mexican Peso (Buy)	Citibank NA	5,570	5,777	05/05/2015	(207)
Mexican Peso (Buy)	Citibank NA	2,083	2,080	05/05/2015	3
Mexican Peso (Buy)	Credit Suisse International	6,947	7,078	05/05/2015	(131)
Mexican Peso (Buy)	Deutsche Bank AG	1,713	1,747	05/05/2015	(34)
Mexican Peso (Buy)	Goldman Sachs Bank USA	3,244	3,342	05/05/2015	(98)
Mexican Peso (Buy)	HSBC Bank USA	4,892	4,997	05/05/2015	(105)
Mexican Peso (Buy)	HSBC Bank USA	1,358	1,336	05/05/2015	22
Mexican Peso (Buy)	JP Morgan Chase Bank NA	434	453	05/05/2015	(19)
Mexican Peso (Buy)	UBS AG	3,322	3,474	05/05/2015	(152)
Mexican Peso (Buy)	Westpac Banking Corp.	4,415	4,530	05/05/2015	(115)
Mexican Peso (Sell)	BNP Paribas SA	21,478	21,353	05/05/2015	(125)
Mexican Peso (Sell)	BNP Paribas SA	21,624	21,996	05/05/2015	372
Mexican Peso (Sell)	BNP Paribas SA	6,497	6,452	06/11/2015	(45)
Mexican Peso (Sell)	Citibank NA	2,958	3,024	05/05/2015	66
Mexican Peso (Sell)	Deutsche Bank AG	37,053	37,267	06/11/2015	214
Mexican Peso (Sell)	Goldman Sachs Bank USA	3,890	3,925	05/05/2015	35
Mexican Peso (Sell)	HSBC Bank USA	4,076	4,203	05/05/2015	127
New Israeli Sheqel (Buy)	BNP Paribas SA	234	229	06/11/2015	5
New Israeli Sheqel (Sell)	Barclays Bank plc	58,785	56,922	06/11/2015	(1,863)
New Israeli Sheqel (Sell)	Goldman Sachs Bank USA	17,177	16,847	06/11/2015	(330)
Swiss Franc (Sell)	Deutsche Bank AG	739	747	05/12/2015	8

Total Forward Currency Contracts					$31,657

SWAP AGREEMENTS OPEN AT APRIL 30, 2015

CENTRALLY CLEARED SWAP AGREEMENTS INTEREST RATE SWAPS

Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Fixed Rate	Expiration Date	Notional Amount (000s)		Unrealized Appreciation/ (Depreciation) (000s)
CME Group	Canada Bankers Acceptances-CDOR 3-Month	Pay	2.700%	12/19/2024	CAD$	6,500	$76
CME Group	British Bankers’ Association LIBOR GBP 6-Month	Pay	1.500	09/18/2016		£3,000	2
CME Group	British Bankers’ Association LIBOR GBP 6-Month	Pay	1.590	10/05/2016		102,700	(1,008)
CME Group	British Bankers’ Association LIBOR GBP 6-Month	Pay	1.510	10/07/2016		14,400	10
CME Group	British Bankers’ Association LIBOR GBP 6-Month	Pay	1.500	09/16/2017		94,200	128
CME Group	British Bankers’ Association LIBOR GBP 6-Month	Pay	1.880	10/05/2017		40,400	150
CME Group	British Bankers’ Association LIBOR GBP 6-Month	Pay	1.500	12/16/2017		87,100	(370)
CME Group	Mexico Interbank TIIE 28 Day	Pay	3.420	06/05/2015	MEX$	671,000	(8)
CME Group	Mexico Interbank TIIE 28 Day	Pay	3.540	08/31/2015		494,000	(9)
CME Group	Mexico Interbank TIIE 28 Day	Pay	3.610	12/18/2015		619,000	(23)
CME Group	Mexico Interbank TIIE 28 Day	Pay	3.960	05/16/2016		694,400	68
CME Group	Mexico Interbank TIIE 28 Day	Pay	5.700	01/18/2019		144,000	(30)
CME Group	Mexico Interbank TIIE 28 Day	Pay	5.010	10/10/2019		41,000	(50)
CME Group	Mexico Interbank TIIE 28 Day	Pay	4.930	01/13/2020		97,700	(93)

Harbor Bond Fund

PORTFOLIO OF INVESTMENTS—Continued

SWAP AGREEMENTS—Continued

CENTRALLY CLEARED SWAP AGREEMENTS—Continued INTEREST RATE SWAPS—Continued

Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Fixed Rate	Expiration Date	Notional Amount (000s)		Unrealized Appreciation/ (Depreciation) (000s)
CME Group	Mexico Interbank TIIE 28 Day	Pay	5.270%	02/05/2020	MEX$	853,800	$23
CME Group	Mexico Interbank TIIE 28 Day	Pay	6.350	06/02/2021		213,600	86
CME Group	Mexico Interbank TIIE 28 Day	Pay	5.610	07/07/2021		30,800	(6)
CME Group	Mexico Interbank TIIE 28 Day	Pay	5.840	09/14/2021		56,400	(14)
CME Group	Mexico Interbank TIIE 28 Day	Pay	5.570	10/08/2021		108,200	(35)
CME Group	Mexico Interbank TIIE 28 Day	Pay	5.430	11/17/2021		504,300	(453)
CME Group	Mexico Interbank TIIE 28 Day	Pay	5.920	12/08/2021		26,400	23
CME Group	Mexico Interbank TIIE 28 Day	Pay	5.800	12/10/2021		100	—
CME Group	Mexico Interbank TIIE 28 Day	Pay	5.850	12/21/2021		80,700	(179)
CME Group	Mexico Interbank TIIE 28 Day	Pay	5.380	01/07/2022		72,900	(154)
CME Group	Mexico Interbank TIIE 28 Day	Pay	5.500	09/02/2022		57,300	81
CME Group	Mexico Interbank TIIE 28 Day	Pay	6.710	09/20/2029		16,000	(63)
CME Group	Mexico Interbank TIIE 28 Day	Pay	6.410	11/07/2029		238,000	20
CME Group	Mexico Interbank TIIE 28 Day	Pay	6.840	11/27/2029		19,300	59
CME Group	Mexico Interbank TIIE 28 Day	Pay	6.710	11/30/2029		195,000	417
CME Group	Mexico Interbank TIIE 28 Day	Pay	6.620	02/18/2030		17,100	25
CME Group	Mexico Interbank TIIE 28 Day	Pay	7.020	06/08/2034		107,100	(68)
CME Group	British Bankers’ Association LIBOR USD 3-Month	Pay	0.670	04/17/2016		$460,400	(1,040)
CME Group	British Bankers’ Association LIBOR USD 3-Month	Pay	0.750	06/17/2016		217,000	(209)
CME Group	British Bankers’ Association LIBOR USD 3-Month	Pay	1.050	10/19/2016		240,700	(605)
CME Group	British Bankers’ Association LIBOR USD 3-Month	Pay	1.000	04/17/2017		535,700	(3,649)
CME Group	British Bankers’ Association LIBOR USD 3-Month	Pay	1.250	06/17/2017		48,200	(114)
CME Group	British Bankers’ Association LIBOR USD 3-Month	Pay	1.500	09/16/2017		125,900	(686)
CME Group	British Bankers’ Association LIBOR USD 3-Month	Pay	1.780	12/02/2019		33,900	(451)
CME Group	British Bankers’ Association LIBOR USD 3-Month	Pay	1.750	03/19/2020		265,100	(4,467)
CME Group	British Bankers’ Association LIBOR USD 3-Month	Pay	2.000	06/15/2022		204,000	(209)
CME Group	British Bankers’ Association LIBOR USD 3-Month	Pay	4.250	06/15/2041		212,200	(8,748)
CME Group	British Bankers’ Association LIBOR USD 3-Month	Pay	2.750	06/19/2043		21,700	(2,673)
CME Group	British Bankers’ Association LIBOR USD 3-Month	Pay	2.500	06/15/2045		73,600	2,166
CME Group	Federal Funds Effective Rate US	Pay	0.500	06/17/2016		46,600	(10)

Interest Rate Swaps							$(22,090)

CENTRALLY CLEARED SWAP AGREEMENTS CREDIT DEFAULT SWAPS

Counterparty	Reference Entity	Buy/ Sell[b,c]	Pay/Receive Fixed Rate	Expiration Date	Implied Credit Spread[d]	Value[e] (000s)	Upfront Premium Paid/(Received) (000s)	Notional Amount[f] (000s)	Unrealized Appreciation/ (Depreciation) (000s)
ICE Group	iTraxx Europe Series 23 Version 1	Buy	1.000%	06/20/2020	0.601%	$(667)	$(682)	€27,900	$15

OVER-THE-COUNTER (OTC) SWAP AGREEMENTS INTEREST RATE SWAPS

Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Fixed Rate	Expiration Date	Notional Amount (000s)		Unrealized Appreciation/ (Depreciation) (000s)
Morgan Stanley Capital Services LLC	Brazil Cetip Interbank Deposit	Pay	11.500%	01/04/2021	R$	9,700	$(115)
Bank of America NA	Mexico Interbank TIIE 28 Day	Pay	6 920	11/28/2029	MEX$	300	1
Goldman Sachs Bank USA	Mexico Interbank TIIE 28 Day	Pay	5.750	06/05/2023		15,300	26

Interest Rate Swaps							$(88)

OVER-THE-COUNTER (OTC) SWAP AGREEMENTS CREDIT DEFAULT SWAPS

Counterparty	Reference Entity	Buy/ Sell[b,c]	Pay/Receive Fixed Rate	Expiration Date	Implied Credit Spread[d]	Value[e] (000s)	Upfront Premium Paid/(Received) (000s)	Notional Amount[f] (000s)	Unrealized Appreciation/ (Depreciation) (000s)
BNP Paribas SA	United States of America 4.880% due 08/15/2016	Sell	0.250%	03/20/2016	0.076%	$33	$(218)	€15,500	$251

Harbor Bond Fund

PORTFOLIO OF INVESTMENTS—Continued

SWAP AGREEMENTS—Continued

OVER-THE-COUNTER (OTC) SWAP AGREEMENTS—Continued CREDIT DEFAULT SWAPS—Continued

Counterparty	Reference Entity	Buy/ Sell[b,c]	Pay/Receive Fixed Rate	Expiration Date	Implied Credit Spread[d]	Value[e] (000s)	Upfront Premium Paid/(Received) (000s)	Notional Amount[f] (000s)	Unrealized Appreciation/ (Depreciation) (000s)
UBS AG Stamford	United States of America 4.880% due 08/15/2016	Sell	0.250%	09/20/2015	0.076%	$19	$(242)	€16,200	$261
Deutsche Bank AG	Berkshire Hathaway Inc. 1.900% due 01/31/2017	Sell	1.000	09/20/2016	0.198	30	38	$2,400	(8)
Bank of America NA	Federative Republic of Brazil 12.250% due 03/06/2030	Sell	1.000	09/20/2015	0.750	2	(6)	700	8
Barclays Bank plc	Federative Republic of Brazil 12.250% due 03/06/2030	Sell	1.000	09/20/2015	0.750	6	(19)	2,300	25
Barclays Bank plc	Federative Republic of Brazil 12.250% due 03/06/2030	Sell	1.000	03/20/2016	0.910	18	(47)	7,000	65
Citibank NA	Federative Republic of Brazil 12.250% due 03/06/2030	Sell	1.000	09/20/2015	0.750	2	(16)	1,000	18
Citibank NA	Federative Republic of Brazil 12.250% due 03/06/2030	Sell	1.000	06/20/2016	1.001	47	(81)	25,800	128
Deutsche Bank AG	Federative Republic of Brazil 12.250% due 03/06/2030	Sell	1.000	06/20/2016	1.001	28	(44)	15,200	72
HSBC Bank USA NA	Federative Republic of Brazil 12.250% due 03/06/2030	Sell	1.000	09/20/2015	0.750	8	(25)	3,300	33
JP Morgan Chase Bank NA	Federative Republic of Brazil 12.250% due 03/06/2030	Sell	1.000	09/20/2015	0.750	8	(28)	3,300	36
UBS AG Stamford	Federative Republic of Brazil 12.250% due 03/06/2030	Sell	1.000	09/20/2015	0.750	2	(5)	700	7
Deutsche Bank AG	General Electric Capital Corp. 5.630% due 09/15/2017	Sell	1.000	09/20/2015	0.094	17	44	3,600	(27)
Deutsche Bank AG	JP Morgan Chase & Co. 4.750% due 03/01/2015	Sell	1.000	09/20/2016	0.254	55	62	4,800	(7)
Deutsche Bank AG	Morgan Stanley & Co. LLC 6.000% due 04/28/2015	Sell	1.000	09/20/2018	0.559	220	185	14,100	35
Barclays Bank plc	People’s Republic of China 4.250% due 10/28/2014	Sell	1.000	12/20/2018	0.624	9	6	600	3
Citibank NA	People’s Republic of China 4.250% due 10/28/2014	Sell	1.000	12/20/2018	0.624	25	16	1,700	9
Royal Bank of Scotland plc	People’s Republic of China 4.750% due 10/29/2013	Sell	1.000	09/20/2016	0.281	5	3	400	2
Barclays Bank plc	Petroleo Brasileiro SA Petrobras 8.380% due 12/10/2018	Sell	1.000	12/20/2019	4.088	(360)	(353)	2,900	(7)
BNP Paribas SA	Petroleo Brasileiro SA Petrobras 8.380% due 12/10/2018	Sell	1.000	06/20/2018	3.774	(72)	(130)	900	58
BNP Paribas SA	Petroleo Brasileiro SA Petrobras 8.380% due 12/10/2018	Sell	1.000	12/20/2019	4.088	(75)	(87)	600	12
Goldman Sachs International	Petroleo Brasileiro SA Petrobras 8.380% due 12/10/2018	Sell	1.000	12/20/2019	4.088	(211)	(184)	1,700	(27)
HSBC Bank USA NA	Petroleo Brasileiro SA Petrobras 8.380% due 12/10/2018	Sell	1.000	12/20/2019	4.088	(124)	(92)	1,000	(32)
HSBC Bank USA NA	Petroleo Brasileiro SA Petrobras 8.380% due 12/10/2018	Sell	1.000	03/20/2020	4.133	(26)	(36)	200	10
JP Morgan Chase Bank NA	Petroleo Brasileiro SA Petrobras 8.380% due 12/10/2018	Sell	1.000	12/20/2019	4.088	(261)	(237)	2,100	(24)
Morgan Stanley Capital Services LLC	Petroleo Brasileiro SA Petrobras 8.380% due 12/10/2018	Sell	1.000	12/20/2019	4.088	(310)	(231)	2,500	(79)
Deutsche Bank AG	Republic of Indonesia 6.750% due 03/10/2014	Sell	1.000	09/20/2015	0.386	4	(29)	1,200	33
Citibank NA	Sprint Communications, Inc. 8.380% due 08/15/2017	Sell	5.000	12/20/2019	3.813	94	87	1,700	7
Goldman Sachs International	Sprint Communications, Inc. 8.380% due 08/15/2017	Sell	5.000	12/20/2019	3.813	72	70	1,300	2
Deutsche Bank AG	The Export-Import Bank of China 4.880% due 07/21/2015	Sell	1.000	06/20/2017	0.501	6	(21)	500	27
JP Morgan Chase Bank NA	The Goldman Sachs Group, Inc. 5.950% due 01/18/2018	Sell	1.000	06/20/2017	0.416	14	15	1,000	(1)
Citibank NA	United Mexican States 7.500% due 04/08/2033	Sell	1.000	09/20/2015	0.467	5	(21)	1,600	26
Citibank NA	United Mexican States 7.500% due 04/08/2033	Sell	1.000	06/20/2016	0.573	376	10	59,600	366
Deutsche Bank AG	United Mexican States 7.500% due 04/08/2033	Sell	1.000	03/20/2016	0.535	78	(104)	14,100	182

Harbor Bond Fund

PORTFOLIO OF INVESTMENTS—Continued

SWAP AGREEMENTS—Continued

OVER-THE-COUNTER (OTC) SWAP AGREEMENTS—Continued CREDIT DEFAULT SWAPS—Continued

Counterparty	Reference Entity	Buy/ Sell[b,c]	Pay/Receive Fixed Rate	Expiration Date	Implied Credit Spread[d]	Value[e] (000s)	Upfront Premium Paid/(Received) (000s)	Notional Amount[f] (000s)	Unrealized Appreciation/ (Depreciation) (000s)
HSBC Bank USA NA	United Mexican States 7.500% due 04/08/2033	Sell	1.000%	03/20/2016	0.535%	$116	$(154)	$20,800	$270
HSBC Bank USA NA	United Mexican States 5.950% due 03/19/2019	Sell	1.000	09/20/2016	0.648	4	3	600	1
JP Morgan Chase Bank NA	United Mexican States 7.500% due 04/08/2033	Sell	0.920	03/20/2016	0.535	1	—	300	1
JP Morgan Chase Bank NA	United Mexican States 7.500% due 04/08/2033	Sell	1.000	09/20/2016	0.648	6	5	1,000	1
UBS AG Stamford	United Mexican States 7.500% due 04/08/2033	Sell	1.000	09/20/2015	0.467	2	(7)	600	9
Credit Suisse International	Verizon Communications Inc. 5.500% due 04/01/2017	Sell	1.000	09/20/2018	0.442	10	14	500	(4)

Credit Default Swaps									$1,742

Total Swaps									$(20,421)

FAIR VALUE MEASUREMENTS

The following table summarizes the Fund’s investments as of April 30, 2015 based on the inputs used to value them.

Asset Category	Quoted Prices Level 1 (000s)	Other Significant Observable Inputs Level 2 (000s)	Significant Unobservable Inputs Level 3 (000s)	Total (000s)
Investments in Securities
Asset-Backed Securities	$—	$133,896	$—	$133,896
Bank Loan Obligations	—	29,297	—	29,297
Collateralized Mortgage Obligations	—	273,913	—	273,913
Corporate Bonds & Notes	—	859,799	26,285	886,084
Foreign Government Obligations	—	301,392	—	301,392
Mortgage Pass-Through	—	1,069,675	1,558	1,071,233
Municipal Bonds	—	168,088	—	168,088
Preferred Stocks	7,451	—	—	7,451
Purchased Options	—	1,497	—	1,497
Rights/Warrants	—	—	—	—
U.S. Government Agencies	—	57,436	—	57,436
U.S. Government Obligations	—	1,184,514	—	1,184,514
Short-Term Investments
Commercial Paper	—	63,979	—	63,979
Repurchase Agreements	—	33,800	—	33,800
U.S. Government Obligations	—	8,893	—	8,893

Total Investments in Securities	$7,451	$4,186,179	$27,843	$4,221,473

Financial Derivative Instruments - Assets
Forward Currency Contracts	$—	$76,928	$—	$76,928
Futures Contracts	2,087	—	—	2,087
Swap Agreements	—	5,334	—	5,334

Total Financial Derivative Instruments - Assets	$2,087	$82,262	$—	$84,349

Liability Category
Financial Derivative Instruments - Liabilities
Forward Currency Contracts	$—	$(45,271)	$—	$(45,271)
Futures Contracts	(5,305)	—	—	(5,305)
Swap Agreements	—	(25,755)	—	(25,755)
Written Options	(685)	(2,390)	—	(3,075)

Total Financial Derivative Instruments - Liabilities	$(5,990)	$(73,416)	$—	$(79,406)

Total Investments	$3,548	$4,195,025	$27,843	$4,226,416

Harbor Bond Fund

PORTFOLIO OF INVESTMENTS—Continued

FAIR VALUE MEASUREMENTS—Continued

The following is a rollforward of the Fund’s Level 3 investments during the period ended April 30, 2015.

Valuation Description	Balance Beginning at 11/01/2014 (000s)	Purchases (000s)	Sales (000s)	Accrued Discount/ (Premium) (000s)	Total Realized Gain/(Loss)[w] (000s)	Change in Unrealized Appreciation/ (Depreciation)[w] (000s)	Transfers In Level 3 (000s)	Transfers Out of Level 3 (000s)	Ending Balance as of 04/30/2015[w] (000s)
Corporate Bonds & Notes	$25,000	$—	$(313)	$—	$6	$(1,177)	$2,769	$—	$26,285
Mortgage Pass-Through	1,693	—	(120)	(1)	1	(15)	—	—	1,558
Rights/Warrants	—	—	—	—	—	—	—	—	—

	$26,693	$—	$(433)	$(1)	$7	$(1,192)	$2,769	$—	$27,843

There were no transfers between Levels 1 and 2 during the period.

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy.

Valuation Descriptions	Ending Balance as of 04/30/2015 (000s)	Valuation Technique	Unobservable Inputs	Input Value(s)
Investments in Securities
Corporate Bonds & Notes
Blackstone Group LP 9.625%-03/19/2019	$2,769	Benchmark Pricing	Base Price	$103.38
Keane Group Holdings LLC 8.500%-08/08/2019	23,516	Portfolio Manager Fair Valuation	Par Value	95.26

	$26,285

Mortgage Pass-Through
Federal Housing Authority Project 7.400%-02/01/2021	$11	Benchmark Pricing	Base Price	$97.86
Federal Housing Authority Project 7.450%-05/01/2021	1,547	Benchmark Pricing	Base Price	97.86

	$1,558

Rights/Warrants
General Motors Co. Escrow	$—	Cash Available in Relation to Claims	Estimated Recovery Value	$0.00

	$27,843

For more information on valuation inputs and their aggregation into the levels used in the table above, please refer to the Fair Value Measurements and Disclosures in Note 2 of the accompanying Notes to Financial Statements.

Harbor Bond Fund

PORTFOLIO OF INVESTMENTS—Continued

1	Floating rate security, the stated rate represents the rate in effect at April 30, 2015.

2	Variable rate security, the stated rate represents the rate in effect at April 30, 2015.

3	Securities purchased in a transaction exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The Fund has no right to demand registration of these securities. These securities are priced by an independent pricing service in accordance with Harbor Funds Valuation Procedures. At April 30, 2015, the aggregate value of these securities was $310,642 or 9% of net assets.

4	REMICs are CMOs which can hold mortgages secured by any type of real property and issue multiple-class securities backed by those mortgages.

5	MTN after the name of a security stands for Medium Term Note.

6	Perpetuity bond, the maturity date represents the next callable date.

7	Step coupon security, the stated rate represents the rate in effect at April 30, 2015.

8	Zero coupon bond.

9	TBAs are mortgage-backed securities traded under delayed delivery commitments, settling after April 30, 2015. Although the unit price for the trades has been established, the principal value has not been finalized. However, the amount of the commitments will not fluctuate more than 2% from the principal amount. Income on TBAs is not earned until settlement date (see Note 2 of the accompanying Notes to Financial Statements).

10	Inflation-protected securities (“IPS”) are securities in which the principal amount is adjusted for inflation and interest payments are applied to the inflation-adjusted principal.

11	At April 30, 2015, a portion of securities held by the Fund were pledged to cover margin requirements for open future contracts, written options on futures contracts and swap options (see Note 2 of the accompanying Notes to Financial Statements). The securities pledged had an aggregate value of $57,048 or 2% of net assets.

b	If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

c	If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

d	Implied credit spreads, represented in absolute terms, utilized in determining the value of credit default swap agreements on corporate issues or sovereign issues of an emerging country as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.

e	The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

f	The maximum potential amount the Fund could be required to make as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

j	Amount represents Index Value.

w	The amounts in this category are included in the “Realized and Change in Unrealized Gain/(Loss) on Investment Transactions” section of the Statement of Operations. The net unrealized appreciation/(depreciation) per investment type is as below:

Valuation Description	Unrealized Gain/(Loss) as of 04/30/2015 (000s)
Corporate Bonds & Notes	$(629)
Mortgage Pass-Through	(42)
Rights/Warrants	(15)

$(686)

x	Valued by subadviser in accordance with Harbor Funds Valuation Procedures using par value, which is a Level 3 input.

y	Valued by subadviser in accordance with Harbor Funds Valuation Procedures using quoted prices from other actively traded securities with similar terms, which is a Level 3 input.

z	Fair valued in accordance with Harbor Funds Valuation Procedures using estimated recovery value, which is a Level 3 input.

R$	Brazilian Real.

£	British Pound.

CAD$	Canadian Dollar.

€	Euro.

MEX$	Mexican Peso.

The accompanying notes are an integral part of the Financial Statements.

Harbor Real Return Fund

MANAGERS’ COMMENTARY (Unaudited)

SUBADVISER

Pacific Investment Management Company LLC (“PIMCO”)

650 Newport Center Drive

Newport Beach, CA

92660

PORTFOLIO MANAGERS

Mihir P. Worah

Since 2007

Jeremie Banet

Since 2015

PIMCO has subadvised the Fund since its inception in 2005.

INVESTMENT OBJECTIVE

The Fund seeks maximum real return, consistent with preservation of real capital.

PRINCIPAL STYLE CHARACTERISTICS

Inflation-indexed fixed income securities

Mihir P. Worah

Jeremie Banet

Management’s Discussion of Fund Performance

MARKET REVIEW

Fixed income markets continued to show evidence of global growth divergence over the six months ended April 30, 2015. Trends of U.S. dollar strength, lower oil prices, and lingering global economic uncertainty continued from calendar 2014 into 2015, as global markets experienced episodes of heightened volatility.

The European Central Bank (“ECB”) announced its long-awaited quantitative easing program in January 2015, which was larger than anticipated. In addition to the ECB, more than 20 other central banks also eased monetary policy in the first quarter. The U.S., however, was the main outlier as the Federal Reserve moved away from explicit forward guidance about its next rate hike and emphasized the importance of incoming data. Lingering uncertainty about the pace of growth and low prospects for inflation allowed U.S. Treasurys to rally along with their global peers. In China, property market weakness continued to raise concerns for policymakers, while in Japan lower inflation and growth raised skepticism over the ability of Prime Minister Shinzo Abe’s economic program to generate self-sustaining growth.

U.S. Treasury prices rose over the first half of fiscal 2015 as yields fell, with the majority of the rally coming in the first three months of the period. Fixed income spread sectors had mixed performance. Corporate bonds and U.S. mortgage-backed securities underperformed like-duration U.S. Treasurys. Emerging market external debt generally outperformed like-duration U.S. Treasurys. U.S. Treasury Inflation-Protected Securities, or TIPS, underperformed U.S. nominal Treasurys. In Europe, inflation-linked bonds saw a strong start to 2015 as real yields were supported by the ECB’s quantitative easing announcement, which included purchases of nominal as well as inflation-linked bonds.

PERFORMANCE

Harbor Real Return Fund returned 0.02% (Institutional Class) and 0.00% (Administrative Class) for the fiscal first half, compared with the 1.28% return of the Barclays U.S. TIPS Index benchmark.

The following strategies helped Fund returns for the six months ended April 30, 2015:

•	Exposure to Italian inflation-linked bonds, as yields were supported by the start of the ECB’s quantitative easing program.

•	Holdings of non-agency mortgage-backed securities, which continued to benefit from limited new issue supply and strong investor demand.

•	Tactical allocation to corporate bonds, especially financials, as select issuers outperformed.

•	Currency positioning, specifically long U.S. dollar positions versus the euro and yen, as both currencies weakened relative to the dollar.

The following strategies were negative or neutral for returns:

•

Exposure to longer-dated U.S. breakeven levels, as the breakeven curve flattened and longer-dated inflation expectations ended the period marginally lower. Breakeven inflation levels are a measure of the market’s expectation of future inflation, as expressed by the yield spread between U.S. TIPS and like-duration U.S. Treasurys.

•	Exposure to local interest rates in emerging markets, like Brazil, where rates rose over the period, pushing bond prices lower.

Harbor Real Return Fund

MANAGERS’ COMMENTARY—Continued

TOP TEN ISSUERS (% of net assets)
U.S. Treasury	89.8%
Italy Buoni Poliennali Del Tesoro	3.9%
U.K. Gilt	2.8%
Bundesobligation	2.3%
France Government OAT	1.9%
Telefonica Emisiones SAU	1.9%
Stone Street Trust	1.6%
DBUBS Mortgage Trust	1.5%
SLM Student Loan Trust	1.1%
New Zealand Government	0.8%

OUTLOOK AND STRATEGY

We expect global growth to accelerate modestly over the next six months. A wave of monetary policy accommodation should underpin global growth, in our view, while still-sizable economic slack should keep inflationary pressures well contained. We think that the decline in oil prices should further sustain these trends by transferring wealth from producers to consumers and by keeping inflation subdued.

Our view is that the U.S. appears to be on track for modestly above-trend growth of 2.5%-3.0%, with inflation only gradually approaching the Fed’s 2% target. A robust expectation for personal consumption growth forms the foundation of our outlook. We believe that consumer spending will be supported by a healthy pace of job gains and real incomes boosted by lower energy prices. Housing and business investment also should contribute to growth, but to a lesser degree. We expect home prices to rise gradually and sales trends to continue, with housing nonetheless remaining a small portion of economic growth.

We expect the euro-zone economy to expand by 1.25%-1.75%, although we expect inflation to remain low. A combination of several tailwinds—lower oil prices, a weaker euro, and the ECB’s new quantitative easing program—should lift European growth in our view. Going forward, we would expect the European quantitative easing program to be a substantial source of liquidity while also serving to anchor interest rates across member states.

In China, we expect growth in the low 6% range. As China addresses the ongoing slowdown in its property sector and de-leveraging in the shadow-banking system, we expect additional easing from the People’s Bank of China. In Japan, we expect growth of 1.0%-1.5%, with growth recovering from last year’s technical recession. The decisions late in 2014 to delay the next value-added tax hike and increase the size of the Bank of Japan’s easing program should provide needed support for the economy.

With respect to portfolio strategies, we expect to:

•	Remain largely underweight U.S. interest rate risk, focusing on opportunities across real and nominal yield curves.

•

Maintain exposure to long breakeven levels in the U.S. given what in our view is underpriced inflation risk, especially after the recent sell-off in crude oil prices, which caused inflation expectations to narrow substantially. We remain underweight the very front end of the curve given the potential for volatility as the Fed’s first rate hike approaches.

•

Continue to seek opportunities outside the U.S., where business cycles may anchor rates for a considerable period. We see opportunities in sovereign debt in peripheral European countries like Italy and Spain. Additionally, outside of the euro zone, we like New Zealand inflation-linked bonds, which offer attractive real yields and policy maneuverability.

•	Use inflation swaps to enhance exposure to inflation, given a low inflation risk premium between intermediate and longer maturities.

•	Remain selective in allocations to emerging markets, where we favor Mexican inflation-linked securities given solid fundamentals and attractive breakeven inflation levels relative to nominal bonds.

•

Within currency, maintain a bias in favor of the U.S. dollar. We will tactically adjust exposures as market conditions warrant, particularly as we believe that the dollar’s trajectory will likely not be as smooth as it has been over the past few months.

This report contains the current opinions of Pacific Investment Management Company LLC at the time of its publication and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.

Fixed income securities are affected by interest rate changes and the creditworthiness of the issues held by the Fund. A rise in interest rates will cause a decrease in the value of fixed income securities. Such an event would have an adverse effect on the Fund. The use of derivative instruments may add additional risk. The Fund is non-diversified which means that it may concentrate its assets in a smaller number of issuers, making it more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.

Harbor Real Return Fund

FUND SUMMARY—April 30, 2015 (Unaudited)

INSTITUTIONAL CLASS

Fund #	2025

Cusip	411511520

Ticker	HARRX

Inception Date	12/01/2005

Net Expense Ratio	0.59%[a],b

Total Net Assets (000s)	$150,631

ADMINISTRATIVE CLASS

Fund #	2225

Cusip	411511512

Ticker	HRRRX

Inception Date	12/01/2005

Net Expense Ratio	0.84%[a],b

Total Net Assets (000s)	$3,567

PORTFOLIO STATISTICS

	Portfolio		Benchmark

Average Market Coupon	1.55%		0.99%

Yield to Maturity	2.65%		1.86%

Current 30-day Yield (Institutional Class)	0.17%		0.93%

Weighted Average Maturity	8.31 years		8.46 years

Weighted Average Duration	5.08 years		5.65 years

Portfolio Turnover (6-Month Period Ended 04/30/2015)	196%	[c]	N/A

MATURITY PROFILE (% of investments)

0 to 1 yr.	32.60%

>1 to 5	3.19%

>5 to 10	48.41%

>10 to 15	3.98%

>15 to 20	0.37%

>20 to 25	0.26%

>25 yrs.	11.19%

FUND PERFORMANCE

The graph compares a $10,000 investment in the Fund with the performance of the Barclays U.S. TIPS Index. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

CHANGE IN A $10,000 INVESTMENT

For the period 12/01/2005 through 04/30/2015

Total Returns For the periods ended 04/30/2015
Harbor Real Return Fund
Institutional Class	0.02%	1.25%	3.54%	4.60%	12/01/2005	$15,267
Administrative Class	0.00%	1.05%	3.29%	4.34%	12/01/2005	$14,912
Comparative Index
Barclays U.S. TIPS	1.28%	2.48%	3.96%	4.71%	—	$15,429

As stated in the Fund’s current prospectus, the expense ratios were 0.59% (Net) and 0.64% (Gross) (Institutional Class); and 0.84% (Net) and 0.89% (Gross) (Administrative Class). The net expense ratios are contractually capped, excluding interest expense incurred by the Fund, if any, through 02/29/2016. The expense ratios in the prospectus may differ from the actual expense ratios for the period disclosed within this report. The expense ratios shown in the prospectus are based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus.

Performance data shown represents past performance, which is no guarantee of future results. Current performance may be higher or lower than the past performance data shown. Investment returns and the value of an investment will fluctuate, and an investor’s shares, when sold, may be worth more or less than their original cost. You can obtain performance data current to the most recent month-end (available within seven business days after the most recent month-end) by calling 800-422-1050 or visiting harborfunds.com.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. From time to time, certain fees and/or expenses have been waived or reimbursed, which has resulted in higher returns. Without these waivers and reimbursements, the returns would have been lower.

a	Annualized.

b	Reflective of a contractual expense cap effective through February 29, 2016. Expense cap excludes interest expense incurred by the Fund, if any.

c	Unannualized.

Harbor Real Return Fund

PORTFOLIO OF INVESTMENTS—April 30, 2015 (Unaudited)

Total Investments (% of net assets)

(Excludes net cash, short-term investments and derivative positions of –24.5%)

ASSET-BACKED SECURITIES—3.9%
Principal Amount (000s)		Value (000s)
	Aegis Asset Backed Securities Trust Series 2004-6 Cl. M2
$800	1.181%—03/25/2035[1]	$743
	Countrywide Asset Backed Certificates Series 2007-12 Cl. 2A2
229	0.681%—08/25/2047[1]	226
	GSAMP Trust Series 2004-WF Cl. M2
207	1.831%—10/25/2034[1]	194
	Hillmark Funding Ltd. Series 2006-1A Cl. A1
1,081	0.512%—05/21/2021[1,2]	1,071
	JP Morgan Mortgage Acquisition Trust Series 2007-CH5 Cl. A4
700	0.341%—05/25/2037[1]	639
	Long Beach Mortgage Loan Trust Series 2005-WL2 Cl. M2
500	0.671%—08/25/2035[1]	420
	Magi Funding plc Series I-A Cl. A
€10	0.331%—04/11/2021[1,2]	11
	MASTR Asset Backed Securities Trust Series 2006-HE2 Cl. A2
$234	0.421%—06/25/2036[1]	134
	Morgan Stanley ABS Capital I Inc. Trust Series 2006-HE8 Cl. A2FP
121	0.251%—10/25/2036[1]	76
	Park Place Securities Inc. Series 2004-WWF1 Cl. M2
83	1.201%—12/25/2034[1]	83
	Saxon Asset Securities Trust Series 2003-1 Cl. AF7
110	4.034%—06/25/2033[3]	112
	Securitized Asset Backed Receivables LLC Trust Series 2005-FR5 Cl. A1B
415	0.461%—08/25/2035[1]	412
	SLM Student Loan Trust Series 2003-2 Cl. A5
€1,516	0.287%—12/15/2023[1]	1,680
	Soundview Home Loan Trust Series 2006-OPT2 Cl. A4
$200	0.461%—05/25/2036[1]	160
	Wood Street CLO BV4 Series II-A Cl. A1
€51	0.339%—03/29/2021[1,2]	56

TOTAL ASSET-BACKED SECURITIES (Cost $6,239)		6,017

COLLATERALIZED MORTGAGE OBLIGATIONS—6.8%
Principal Amount (000s)		Value (000s)
	Bear Stearns Adjustable Rate Mortgage Trust Series 2005-5 Cl. A1
$5	2.160%—08/25/2035[1]	4
8	Series 2005-5 Cl. A2 2.260%—08/25/2035[1]	8
2	Series 2005-2 Cl. A2 2.515%—03/25/2035[1]	2
8	Series 2005-2 Cl. A1 2.680%—03/25/2035[1]	8

		22

	Bear Stearns Alt-A Trust Series 2005-5 Cl. 25A1
1,435	4.822%—07/25/2035[5]	1,189
	Citigroup Mortgage Loan Trust Inc. Series 2005-12 Cl. 2A1
581	0.971%—08/25/2035[1,2]	456
	Countrywide Alternative Loan Trust Series 2005-79CB Cl. A5
416	5.500%—01/25/2036	372
160	Series 2006-19CB Cl. A4 6.000%—08/25/2036[1]	148
174	Series 2007-5CB Cl. 1A13 6.000%—04/25/2037	150
638	Series 2007-5CB Cl. 1A4 6.000%—04/25/2037	549

		1,219

	Countrywide Home Loan Mortgage Pass Through Trust Series 2004-HYB5 Cl. 2A1
52	2.349%—04/20/2035[1]	52
	DBUBS Mortgage Trust Series 2011-LC2A Cl. A2
2,263	3.386%—07/10/2044[2]	2,313
	Deutsche Alt-A Securities Inc. Series 2007-OA4 Cl. 1A1B
917	0.311%—08/25/2047[1]	770
639	Series 2007-AB1 Cl. A1 0.481%—04/25/2037[1]	359

		1,129

	IndyMac IMSC Mortgage Loan Trust Series 2007-HOA1 Cl. A11
569	0.361%—07/25/2047[1]	414
	JP Morgan Mortgage Trust Series 2005-A3 Cl. 2A1
117	3.237%—06/25/2035[5]	116
	Lavender Trust Series 2010-RR2A Cl. A4
1,114	6.250%—10/26/2036[2]	841
	Lehman XS Trust Series 2006-12N Cl. A31A
288	0.381%—08/25/2046[1]	222
	Morgan Stanley Mortgage Loan Trust Series 2006-8AR Cl. 6A1
228	2.133%—06/25/2036[5]	223
	Rali Series Trust Series 2006-QS13 Cl. 1A6
765	6.000%—09/25/2036	627
	RBSSP Resecuritization Trust Series 2010-1 Cl. 2A1
864	1.962%—07/26/2045[1,2]	863
	Residential Accredit Loans Inc. Series 2006-QO6 Cl. A1
121	0.361%—06/25/2046[1]	54

Harbor Real Return Fund

PORTFOLIO OF INVESTMENTS—Continued

COLLATERALIZED MORTGAGE OBLIGATIONS—Continued
Principal Amount (000s)			Value (000s)
		Residential Asset Securitization Trust Series 2006-R1 Cl. A2
	$70	0.581%—01/25/2046[1]	$37
	683	Series 2006-A12 Cl. A3 6.000%—11/25/2036	490
	127	Series 2006-A12 Cl. A2 6.250%—11/25/2036	94

			621

		Structured Asset Mortgage Investments Inc. Series 2006-AR5 Cl. 1A1
	70	0.391%—05/25/2046[1]	52
		Washington Mutual Mortgage Pass Through Certificates Series 2003-AR9 Cl. 2A
	35	2.441%—09/25/2033[1]	34

	TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $10,454)		10,447

CORPORATE BONDS & NOTES—7.9%
		AT&T Inc.
	100	1.158%—06/30/2020[5]	101
	100	2.450%—06/30/2020	100
	300	3.000%—06/30/2022	299
	400	3.400%—05/15/2025	397
	100	4.500%—05/15/2035	98
	200	4.750%—05/15/2046	196

			1,191

		Banco Popolare SC MTN[6]
	€500	3.500%—03/14/2019	590
		Banco Santander Brasil SA
	$300	4.250%—01/14/2016[2]	307
		Banco Santander SA
	€100	6.250%—09/11/2021[5,7]	112
		BellSouth Corp.
	$300	4.821%—04/26/2021[2]	310
		Electricite de France SA
	800	0.735%—01/20/2017[1,2]	802
	200	1.150%—01/20/2017[2]	201

			1,003

		GATX Financial Corp.
	1,000	5.800%—03/01/2016	1,039
		Hellenic Railways Organization SA
	€500	4.028%—03/17/2017	379
		Intesa Sanpaolo SpA
	$400	3.125%—01/15/2016	405
		Navient Corp. MTN[6]
	740	2.225%—05/03/2019[1,8]	703
		Petrobras Global Finance BV
	100	2.631%—03/17/2017[1]	97
	400	5.375%—01/27/2021	385

			482

		Stone Street Trust
	2,400	5.902%—12/15/2015[2]	2,464
		Telefonica Emisiones SAU
	3,000	0.915%—06/23/2017[1]	2,994
		Turkiye Garanti Bankasi AS
	200	2.775%—04/20/2016[1,2]	201

	TOTAL CORPORATE BONDS & NOTES (Cost $12,252)		12,180

FOREIGN GOVERNMENT OBLIGATIONS—14.7%
Principal Amount (000s)			Value (000s)
		Autonomous Community of Catalonia
	€300	4.950%—02/11/2020	384
		Bundesobligation Inflation Linked[8]
	2,940	0.750%—04/15/2018	3,480
		Colombian TES
COL$	947,179	3.000%—03/25/2033[8]	351
		Deutsche Bundesrepublik Inflation Linked Bond[8]
	€574	1.500%—04/15/2016	658
		France Government Bond OAT
	1,321	0.250%—07/25/2018-07/25/2024[8]	1,605
	709	1.600%—07/25/2015[8]	809
	340	3.500%—04/25/2020	446

			2,860

		Hellenic Republic Government International Bond MTN[6]
	¥100,000	3.800%—08/08/2017	554
		Italy Buoni Poliennali Del Tesoro
	€992	2.100%—09/15/2016-09/15/2021[8]	1,234
	2,002	2.250%—04/22/2017[8]	2,335
	894	2.350%—09/15/2024[2,8]	1,197
	821	2.550%—10/22/2016[8]	953
	200	5.000%—09/01/2040	332

			6,051

		Mexican Bonos
MEX$	3,561	4.750%—06/14/2018	232
		Mexican Udibonos
	4,803	4.000%—11/08/2046[8]	356
	11,260	4.500%—12/04/2025[8]	835

			1,191

		New South Wales Treasury Corp.
AUD$	100	2.500%—11/20/2035[8]	121
		New Zealand Government Bond
NZD$	1,600	2.000%—09/20/2025[8]	1,286
		Province of Ontario Canada
CAD$	600	3.450%—06/02/2045	538
		Slovenia Government Bond
	€400	4.700%—11/01/2016[2]	480
		Spain Government Inflation Linked Bond[8]
	197	1.000%—11/30/2030[2]	233
		U.K. Gilt Inflation Linked[8]
	£2,535	0.125%—03/22/2024-03/22/2058	4,338

	TOTAL FOREIGN GOVERNMENT OBLIGATIONS (Cost $25,279)		22,757

MORTGAGE PASS-THROUGH—1.1%
		Federal Home Loan Mortgage Corp. REMIC[9]
	$716	0.782%—12/15/2037[1]	724
		Federal National Mortgage Association REMIC[9]
	192	0.531%—07/25/2037[1]	193
	206	0.561%—07/25/2037[1]	208
	185	0.621%—05/25/2036[1]	185
	364	0.861%—02/25/2041[1]	369

			955

	TOTAL MORTGAGE PASS-THROUGH (Cost $1,659)		1,679

Harbor Real Return Fund

PORTFOLIO OF INVESTMENTS—Continued

PURCHASED OPTIONS—0.1%
No. of Contracts		Value (000s)
	Interest Rate Swap Option 1 year
7,000,000	0.800%—01/19/2016	$8
	Interest Rate Swap Option 30 year
5,400,000	2.800%—05/29/2015-12/11/2017	121

TOTAL PURCHASED OPTIONS (Premiums Paid/Cost $216)		129

U.S. GOVERNMENT OBLIGATIONS—90.0%
Principal Amount (000s)
	U.S. Treasury Bonds
$1,200	2.500%—02/15/2045	1,140
	U.S. Treasury Inflation Indexed Bonds[8]
8,855	0.125%—04/15/2017-04/15/2019[10]	9,058
4,360	0.250%—01/15/2025	4,423
2,521	0.375%—07/15/2023[10]	2,600
28,074	0.625%—07/15/2021-02/15/2043	29,536
3,402	0.750%—02/15/2042-02/15/2045	3,417
6,026	1.250%—07/15/2020	6,562
9,989	1.375%—02/15/2044[10]	11,627
11,541	1.875%—07/15/2019	12,766
1,362	2.125%—01/15/2019-02/15/2041[10]	1,564
45,789	2.375%—01/15/2025-01/15/2027	56,049

		137,602

TOTAL U.S. GOVERNMENT OBLIGATIONS (Cost $135,475)		138,742

SHORT-TERM INVESTMENTS—1.8%
Principal Amount (000s)		Value (000s)
REPURCHASE AGREEMENTS—0.3%
$447	Repurchase Agreement with State Street Corp. dated April 30, 2015 due May 01, 2015 at 0.000% collateralized by U.S. Treasury Bonds (market value $461)	$447

U.S. GOVERNMENT AGENCIES—0.8%
	Federal Home Loan Bank Discount Notes
300	0.071%—06/12/2015	300
300	0.080%—07/24/2015-07/29/2015	300
300	0.083%—07/22/2015	300
400	0.084%—07/17/2015	400

		1,300

U.S. GOVERNMENT OBLIGATIONS—0.7%
	U.S. Treasury Bills
312	0.015%—07/30/2015[10]	312
491	0.061%—05/21/2015[10]	491
261	0.070%—05/07/2015[10]	261

		1,064

TOTAL SHORT-TERM INVESTMENTS (Cost $2,811)		2,811

TOTAL INVESTMENTS—126.3% (Cost $194,385)		194,762

CASH AND OTHER ASSETS, LESS LIABILITIES—(26.3)%		(40,564)

TOTAL NET ASSETS—100.0%		$154,198

FUTURES CONTRACTS OPEN AT APRIL 30, 2015

Description	Number of Contracts	Aggregate Face Value (000s)	Expiration Date	Unrealized Appreciation/ (Depreciation) (000s)
Euro-Bund Futures 10 year (Buy)	30	€3,000	06/08/2015	$(57)
Eurodollar Futures-CME 90 day (Buy)	78	$19,500	06/19/2017	84
Eurodollar Futures-CME 90 day (Sell)	15	3,750	06/15/2015	(5)
Eurodollar Futures-CME 90 day (Sell)	50	12,500	09/14/2015	(25)
Eurodollar Futures-CME 90 day (Sell)	62	15,500	12/14/2015	(8)
Eurodollar Futures-CME 90 day (Sell)	67	16,750	03/14/2016	(51)
U.S. Treasury Bond Futures 30 year (Buy)	2	200	06/19/2015	(9)
U.S. Treasury Note Futures 5 year (Buy)	12	1,200	06/30/2015	17
U.S. Treasury Note Futures 10 year (Sell)	40	4,000	06/19/2015	12
Ultra U.S. Treasury Note Futures 30 year (Buy)	4	400	06/19/2015	(15)

Total Futures Contracts				$(57)

WRITTEN OPTIONS OPEN AT APRIL 30, 2015

WRITTEN OPTIONS THAT REQUIRE PERIODIC SETTLEMENT OF VARIATION MARGIN

Description	Counterparty	Number of Contracts	Strike Price	Expiration Date	Premiums Received (000s)	Value (000s)
Euro-Bund Futures (Put)	CME Group	6	$157.00	05/22/2015	$1	$(6)

WRITTEN OPTIONS NOT SETTLED THROUGH VARIATION MARGIN

Description	Counterparty	Number of Contracts	Strike Index/Rate/Price		Expiration Date	Premiums Received (000s)	Value (000s)
Inflation-Linked Swap Option 4 year (Put)	Deutsche Bank AG	600,000	233.550	[j]	01/22/2018	$6	$(4)
Inflation-Linked Swap Option 5 year (Call)	JP Morgan Chase Bank NA	1,700,000	234.81	[j]	03/24/2020	19	(21)
Inflation-Linked Swap Option 10 year (Put)	Citibank NA	3,600,000	216.69	[j]	04/07/2020	32	(2)

Harbor Real Return Fund

PORTFOLIO OF INVESTMENTS—Continued

WRITTEN OPTIONS—Continued

WRITTEN OPTIONS NOT SETTLED THROUGH VARIATION MARGIN—Continued

Description	Counterparty	Number of Contracts	Strike Index/Rate/Price		Expiration Date	Premiums Received (000s)	Value (000s)
Inflation-Linked Swap Option 10 year (Put)	Citibank NA	500,000	217.97	[j]	09/29/2020	$7	$—
Inflation-Linked Swap Option 10 year (Call)	JP Morgan Chase Bank NA	4,000,000	243.27	[j]	04/22/2024	29	(11)
Inflation-Linked Swap Option 10 year (Call)	JP Morgan Chase Bank NA	300,000	244.17	[j]	05/16/2024	2	(1)
Interest Rate Swap Option 1 year (Call)	Morgan Stanley Capital Services LLC	7,000,000	0.520%		01/19/2016	4	(2)
Interest Rate Swap Option 1 year (Call)	Morgan Stanley Capital Services LLC	7,000,000	0.660		01/19/2016	7	(5)
Credit Default Swap Option 5 year (Put)	Goldman Sachs International	4,700,000	1.000		09/16/2015	7	(10)
Interest Rate Swap Option 5 year (Put)	Morgan Stanley Capital Services LLC	4,200,000	2.500		12/11/2017	140	(109)
Interest Rate Swap Option 10 year (Call)	Goldman Sachs Bank USA	300,000	1.850		07/15/2015	3	(1)
Interest Rate Swap Option 10 year (Put)	Goldman Sachs Bank USA	300,000	2.400		07/15/2015	1	(2)
Interest Rate Swap Option 30 year (Call)	Deutsche Bank AG	4,400,000	2.300		05/29/2015	69	(18)
Interest Rate Swap Option 30 year (Call)	Goldman Sachs Bank USA	1,500,000	0.750		09/11/2015	40	(31)
Currency Option Euro vs. U.S. Dollar (Put)	Barclays Bank plc	231,000	$1.05		05/05/2015	1	—
Currency Option Euro vs. U.S. Dollar (Put)	BNP Paribas SA	1,161,000	1.05		05/05/2015	8	—
Currency Option U.S. Dollar vs. Brazilian Real (Call)	Credit Suisse International	1,300,000	4.00		03/17/2016	55	(27)
Currency Option U.S. Dollar vs. Brazilian Real (Put)	Credit Suisse International	1,300,000	2.85		07/16/2015	9	(10)
Currency Option U.S. Dollar vs. Brazilian Real (Put)	Credit Suisse International	1,540,000	2.95		07/13/2015	12	(25)
Currency Option U.S. Dollar vs. Brazilian Real (Call)	Deutsche Bank AG	1,110,000	2.68		07/01/2015	27	(138)

Total Written Options Not Settled Through Variation Margin						$478	$(417)

Total Written Options						$479	$(423)

FORWARD CURRENCY CONTRACTS OPEN AT APRIL 30, 2015

Currency	Counterparty	Value (000s)	Aggregate Face Value (000s)	Delivery Date	Unrealized Appreciation/ (Depreciation) (000s)
Australian Dollar (Buy)	Citibank NA	$1,663	$1,681	05/06/2015	$(18)
Australian Dollar (Sell)	Citibank NA	791	770	05/06/2015	(21)
Australian Dollar (Sell)	Citibank NA	1,660	1,678	06/02/2015	18
Australian Dollar (Sell)	Credit Suisse International	125	120	05/06/2015	(5)
Australian Dollar (Sell)	HSBC Bank USA	747	716	05/06/2015	(31)
Brazilian Real (Buy)	BNP Paribas SA	213	215	05/05/2015	(2)
Brazilian Real (Buy)	Credit Suisse International	213	213	05/05/2015	—
Brazilian Real (Buy)	Credit Suisse International	278	268	05/05/2015	10
Brazilian Real (Buy)	Deutsche Bank AG	2,157	2,175	05/05/2015	(18)
Brazilian Real (Buy)	Deutsche Bank AG	2,137	2,080	06/02/2015	57
Brazilian Real (Buy)	Deutsche Bank AG	115	130	07/02/2015	(15)
Brazilian Real (Buy)	HSBC Bank USA	278	280	05/05/2015	(2)
Brazilian Real (Buy)	JP Morgan Chase Bank	2,157	2,008	05/05/2015	149
Brazilian Real (Sell)	BNP Paribas SA	213	213	05/05/2015	—
Brazilian Real (Sell)	Credit Suisse International	491	495	05/05/2015	4
Brazilian Real (Sell)	Deutsche Bank AG	2,157	2,098	05/05/2015	(59)
Brazilian Real (Sell)	HSBC Bank USA	277	268	05/05/2015	(9)
Brazilian Real (Sell)	JP Morgan Chase Bank	2,157	2,175	05/05/2015	18
Brazilian Real (Sell)	JP Morgan Chase Bank	1,656	1,690	04/04/2016	34
British Pound Sterling (Buy)	Deutsche Bank AG	5,032	5,020	05/06/2015	12
British Pound Sterling (Buy)	JP Morgan Chase Bank NA	203	204	06/02/2015	(1)
British Pound Sterling (Buy)	UBS AG	761	739	05/06/2015	22
British Pound Sterling (Sell)	Deutsche Bank AG	5,031	5,019	06/02/2015	(12)
British Pound Sterling (Sell)	Goldman Sachs Bank USA	5,793	5,604	05/06/2015	(189)
Canadian Dollar (Sell)	Credit Suisse International	633	604	05/06/2015	(29)
Colombian Peso (Sell)	BNP Paribas SA	337	350	06/03/2015	13
Euro Currency (Buy)	Citibank NA	2,055	1,968	05/19/2015	87
Euro Currency (Buy)	Deutsche Bank AG	110	106	05/19/2015	4
Euro Currency (Buy)	HSBC Bank USA	86	81	05/19/2015	5
Euro Currency (Buy)	UBS AG	208	197	05/19/2015	11
Euro Currency (Sell)	Citibank NA	2,522	2,387	05/19/2015	(135)
Euro Currency (Sell)	Citibank NA	212	215	05/19/2015	3
Euro Currency (Sell)	Goldman Sachs Bank USA	342	336	05/19/2015	(6)
Euro Currency (Sell)	Goldman Sachs Bank USA	23,255	23,690	05/19/2015	435
Euro Currency (Sell)	HSBC Bank USA	236	228	05/19/2015	(8)
Indian Rupee (Buy)	Barclays Capital	912	929	07/24/2015	(17)
Indian Rupee (Buy)	Goldman Sachs Bank USA	738	747	05/18/2015	(9)
Indian Rupee (Buy)	UBS AG	1,313	1,328	06/26/2015	(15)
Japanese Yen (Buy)	BNP Paribas SA	2,356	2,347	05/08/2015	9

Harbor Real Return Fund

PORTFOLIO OF INVESTMENTS—Continued

FORWARD CURRENCY CONTRACTS—Continued

Currency	Counterparty	Value (000s)	Aggregate Face Value (000s)	Delivery Date	Unrealized Appreciation/ (Depreciation) (000s)
Japanese Yen (Buy)	JP Morgan Chase Bank NA	$1,745	$1,751	05/08/2015	$(6)
Japanese Yen (Sell)	Credit Suisse International	4,101	4,096	05/08/2015	(5)
Japanese Yen (Sell)	JP Morgan Chase Bank NA	1,746	1,752	06/03/2015	6
Mexican Peso (Buy)	BNP Paribas SA	607	603	05/05/2015	4
Mexican Peso (Buy)	Credit Suisse International	111	116	05/05/2015	(5)
Mexican Peso (Buy)	Deutsche Bank AG	1,885	1,896	06/11/2015	(11)
Mexican Peso (Buy)	HSBC Bank USA	595	616	05/05/2015	(21)
Mexican Peso (Buy)	JP Morgan Chase Bank NA	643	648	05/05/2015	(5)
Mexican Peso (Sell)	Barclays Bank plc	84	87	05/05/2015	3
Mexican Peso (Sell)	BNP Paribas SA	603	600	07/07/2015	(3)
Mexican Peso (Sell)	Citibank NA	51	50	05/05/2015	(1)
Mexican Peso (Sell)	Citibank NA	732	742	05/05/2015	10
Mexican Peso (Sell)	Credit Suisse International	44	43	05/05/2015	(1)
Mexican Peso (Sell)	Credit Suisse International	203	208	05/05/2015	5
Mexican Peso (Sell)	Deutsche Bank AG London	78	80	05/05/2015	2
Mexican Peso (Sell)	Goldman Sachs Bank USA	354	362	05/05/2015	8
Mexican Peso (Sell)	HSBC Bank USA	328	325	05/05/2015	(3)
Mexican Peso (Sell)	HSBC Bank USA	80	83	05/05/2015	3
Mexican Peso (Sell)	HSBC Bank USA	2,183	2,177	06/09/2015	(6)
Mexican Peso (Sell)	JP Morgan Chase Bank NA	640	645	07/07/2015	5
New Zealand Dollar (Sell)	Credit Suisse International	1,108	1,079	05/06/2015	(29)
Polish Zloty (Buy)	JP Morgan Chase Bank	315	303	07/30/2015	12
Polish Zloty (Sell)	Barclays Capital	180	170	07/30/2015	(10)
South African Rand (Sell)	Barclays Bank plc	230	227	07/30/2015	(3)

Total Forward Currency Contracts					$239

SWAP AGREEMENTS OPEN AT APRIL 30, 2015

CENTRALLY CLEARED SWAP AGREEMENTS INTEREST RATE SWAPS

Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Fixed Rate	Expiration Date	Notional Amount (000s)		Unrealized Appreciation/ (Depreciation) (000s)
CME Group	EUR-EURIBOR-Act/360-Bloomberg 6-Month	Pay	2.000%	01/29/2024		€100	$(13)
CME Group	EUR-EURIBOR-Act/360-Bloomberg 6-Month	Pay	1.000	12/17/2024		3,100	(118)
CME Group	EUR-EURIBOR-Act/360-Bloomberg 6-Month	Pay	0.750	09/16/2025		6,100	58
CME Group	EUR-EURIBOR-Act/360-Bloomberg 6-Month	Pay	1.250	09/16/2045		220	5
CME Group	EUR-EURIBOR-Act/360-Bloomberg 6-Month	Pay	1.500	03/16/2046		200	(15)
CME Group	British Bankers’ Association LIBOR GBP 6-Month	Pay	1.250	06/17/2017		£7,800	(27)
CME Group	British Bankers’ Association LIBOR GBP 6-Month	Pay	1.500	09/16/2017		8,800	(1)
CME Group	British Bankers’ Association LIBOR GBP 6-Month	Pay	2.000	09/16/2025		800	38
CME Group	British Bankers’ Association LIBOR GBP 6-Month	Pay	2.000	09/16/2045		1,430	139
CME Group	British Bankers’ Association LIBOR JPY 6-Month	Pay	1.000	09/18/2023		¥40,000	(1)
CME Group	Mexico Interbank TIIE 28 Day	Pay	4.040	02/03/2017	MEX$	83,400	(12)
CME Group	Mexico Interbank TIIE 28 Day	Pay	5.630	10/11/2021		27,700	(35)
CME Group	Mexico Interbank TIIE 28 Day	Pay	5.660	11/09/2021		42,100	(3)
CME Group	British Bankers’ Association LIBOR USD 3-Month	Pay	3.000	12/17/2024		$2,000	(121)
CME Group	British Bankers’ Association LIBOR USD 3-Month	Pay	2.750	06/17/2025		6,300	(37)
CME Group	British Bankers’ Association LIBOR USD 3-Month	Pay	3.500	12/18/2043		250	(64)

Interest Rate Swaps							$(207)

CENTRALLY CLEARED SWAP AGREEMENTS CREDIT DEFAULT SWAPS

Counterparty	Reference Entity	Buy/ Sell[b,c]	Pay/Receive Fixed Rate	Expiration Date	Implied Credit Spread[d]	Value[e] (000s)	Upfront Premium Paid/(Received) (000s)	Notional Amount[f] (000s)	Unrealized Appreciation/ (Depreciation) (000s)
ICE Group	iTraxx Europe Series 23 Version 1	Buy	1.000%	06/20/2020	0.601%	$(327)	$(334)	€13,700	$7
ICE Group	Dow Jones CDX North America Investment Grade Index Series 23	Buy	1.000	12/20/2019	0.632	(60)	(61)	$3,400	1

Credit Default Swaps									$8

Harbor Real Return Fund

PORTFOLIO OF INVESTMENTS—Continued

SWAP AGREEMENTS—Continued

OVER-THE-COUNTER (OTC) SWAP AGREEMENTS INTEREST RATE SWAPS

Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Fixed Rate	Expiration Date	Notional Amount (000s)		Unrealized Appreciation/ (Depreciation) (000s)
HSBC Bank USA NA	Brazil Cetip Interbank Deposit	Pay	12.360%	01/02/2018	R$	1,000	$(1)
UBS AG Stamford	Brazil Cetip Interbank Deposit	Pay	12.360	01/02/2018		100	—
Goldman Sachs Bank USA	Eurostat Eurozone HICP Ex Tobacco NSA	Receive	1.050	09/15/2019		€1,600	(16)
BNP Paribas SA	UK Retail Prices Index All Items NSA	Pay	3.125	12/15/2024		£300	7
BNP Paribas SA	UK Retail Prices Index All Items NSA	Pay	3.550	12/11/2044		100	4
Citibank NA	UK Retail Prices Index All Items NSA	Pay	3.190	04/15/2030		400	(15)
Citibank NA	UK Retail Prices Index All Items NSA	Pay	3.500	10/15/2044		200	11
Credit Suisse International	UK Retail Prices Index All Items NSA	Pay	3.100	12/11/2024		200	1
Credit Suisse International	UK Retail Prices Index All Items NSA	Pay	3.530	09/23/2044		200	9
Credit Suisse International	UK Retail Prices Index All Items NSA	Pay	3.500	10/15/2044		300	1
Credit Suisse International	UK Retail Prices Index All Items NSA	Pay	3.550	11/15/2044		100	5
Goldman Sachs Bank USA	UK Retail Prices Index All Items NSA	Pay	3.140	01/14/2030		950	(32)
Goldman Sachs Bank USA	UK Retail Prices Index All Items NSA	Pay	3.360	04/15/2035		200	(8)
JP Morgan Chase Bank NA	UK Retail Prices Index All Items NSA	Pay	3.528	09/23/2044		200	8
Morgan Stanley Capital Services LLC	UK Retail Prices Index All Items NSA	Pay	3.500	10/15/2044		200	6
UBS AG Stamford	UK Retail Prices Index All Items NSA	Pay	2.950	01/12/2025		200	(3)
Barclays Bank plc	US Consumer Price Index Urban Consumers NSA	Receive	1.910	04/15/2017		$2,700	(73)
BNP Paribas SA	US Consumer Price Index Urban Consumers NSA	Receive	1.830	11/29/2016		200	(4)
BNP Paribas SA	US Consumer Price Index Urban Consumers NSA	Receive	2.250	07/15/2017		17,000	(850)
Deutsche Bank AG	US Consumer Price Index Urban Consumers NSA	Receive	1.860	11/05/2016		2,700	(57)
Deutsche Bank AG	US Consumer Price Index Urban Consumers NSA	Receive	1.830	11/29/2016		2,300	(46)
Deutsche Bank AG	US Consumer Price Index Urban Consumers NSA	Receive	1.850	11/29/2016		1,900	(40)
Deutsche Bank AG	US Consumer Price Index Urban Consumers NSA	Receive	2.360	01/28/2017		1,900	(88)
Deutsche Bank AG	US Consumer Price Index Urban Consumers NSA	Receive	2.173	11/01/2018		2,000	(75)
Deutsche Bank AG	US Consumer Price Index Urban Consumers NSA	Receive	2.500	07/15/2022		300	(32)
Goldman Sachs Bank USA	US Consumer Price Index Urban Consumers NSA	Receive	2.420	02/12/2017		2,000	(95)
Goldman Sachs Bank USA	US Consumer Price Index Urban Consumers NSA	Receive	2.180	10/01/2018		1,100	(41)
Royal Bank of Scotland plc	US Consumer Price Index Urban Consumers NSA	Receive	1.940	10/23/2016		3,200	(82)
Royal Bank of Scotland plc	US Consumer Price Index Urban Consumers NSA	Receive	1.930	10/31/2016		3,700	(87)
Royal Bank of Scotland plc	US Consumer Price Index Urban Consumers NSA	Receive	2.250	07/15/2017		2,500	(130)

Interest Rate Swaps							$(1,723)

OVER-THE-COUNTER (OTC) SWAP AGREEMENTS CREDIT DEFAULT SWAPS

Counterparty	Reference Entity	Buy/ Sell[b,c]	Pay/Receive Fixed Rate	Expiration Date	Implied Credit Spread[d]	Value[e] (000s)	Upfront Premium Paid/(Received) (000s)	Notional Amount[f] (000s)	Unrealized Appreciation/ (Depreciation) (000s)
Morgan Stanley Capital Services LLC	Hellenic Republic	Sell	1.000%	06/20/2015	0.635%	$(35)	$(10)	€200	$(25)
Citibank NA	Gatx Corp. 5.800% due 03/01/2016	Buy	1.070	03/20/2016	0.324	(10)	—	$1,000	(10)
Goldman Sachs International	JSC GAZPROM	Sell	1.000	03/20/2016	3.767	(5)	(16)	200	11
JP Morgan Chase Bank NA	JSC GAZPROM	Sell	1.000	03/20/2016	3.767	(2)	(7)	100	5
Morgan Stanley Capital Services LLC	JSC GAZPROM	Sell	1.000	03/20/2016	3.767	(3)	(8)	100	5
Barclays Bank plc	Republic of Italy 6.880% due 09/27/2023	Sell	1.000	03/20/2019	0.932	1	(5)	300	6
BNP Paribas SA	Republic of Italy 6.880% due 09/27/2023	Sell	1.000	03/20/2019	0.932	1	(11)	600	12
Goldman Sachs International	Sberbank	Sell	1.000	03/20/2016	4.447	(3)	(6)	100	3

Credit Default Swaps									$7

Total Swaps									$(1,915)

FAIR VALUE MEASUREMENTS

Holdings in Futures Contracts and Written Options valued at $(57) and $(6), respectively, are classified as Level 1. All other holdings at April 30, 2015 (as disclosed in the preceding Portfolio of Investments) are classified as Level 2. There were no Level 3 holdings at October 31, 2014 or April 30, 2015 and no transfers between levels during the period.

For more information on valuation inputs and their aggregation into the levels identified above, please refer to the Fair Value Measurements and Disclosures in Note 2 of the accompanying Notes to Financial Statements.

Harbor Real Return Fund

PORTFOLIO OF INVESTMENTS—Continued

1	Floating rate security, the stated rate represents the rate in effect at April 30, 2015.

2	Securities purchased in a transaction exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The Fund has no right to demand registration of these securities. These securities are priced by an independent pricing service in accordance with Harbor Funds Valuation Procedures. At April 30, 2015, the aggregate value of these securities was $11,806 or 8% of net assets.

3	Step coupon security, the stated rate represents the rate in effect at April 30, 2015.

4	CLO after the name of a security stands for Collateralized Loan Obligations.

5	Variable rate security, the stated rate represents the rate in effect at April 30, 2015.

6	MTN after the name of a security stands for Medium Term Note.

7	Perpetuity bond, the maturity date represents the next callable date.

8	Inflation-protected securities (“IPS”) are securities in which the principal amount is adjusted for inflation and interest payments are applied to the inflation-adjusted principal.

9	REMICs are CMOs which can hold mortgages secured by any type of real property and issue multiple-class securities backed by those mortgages.

10	At April 30, 2015, a portion of securities held by the Fund were pledged to cover margin requirements for open future contracts, written options on futures contracts and swap options (see Note 2 of the accompanying Notes to Financial Statements). The securities pledged had an aggregate value of $2,384 or 2% of net assets.

b	If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

c	If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

d	Implied credit spreads, represented in absolute terms, utilized in determining the value of credit default swap agreements on corporate issues or sovereign issues of an emerging country as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.

e	The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

f	The maximum potential amount the Fund could be required to make as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

j	Amount represents Index Value.

AUD$	Australian Dollar.

R$	Brazilian Real.

£	British Pound.

CAD$	Canadian Dollar.

COL$	Colombian Peso.

€	Euro.

¥	Japanese Yen.

MEX$	Mexican Peso.

NZD$	New Zealand Dollar.

The accompanying notes are an integral part of the Financial Statements.

Harbor Money Market Fund

MANAGER’S COMMENTARY (Unaudited)

SUBADVISER

Fischer Francis Trees & Watts, Inc.

200 Park Avenue

New York, NY 10166

PORTFOLIO MANAGER

Kenneth O’Donnell, CFA

Since 2003

Fischer Francis has subadvised the Fund since its inception in 1987.

INVESTMENT OBJECTIVE

The Fund seeks to provide current income while maintaining liquidity and a stable share price of $1.

PRINCIPAL STYLE CHARACTERISTICS

Very short-term high quality money market instruments

Kenneth O’Donnell

Management’s Discussion of Fund Performance

MARKET REVIEW

U.S. economic growth decelerated during the first half of fiscal 2015, with broad based declines in consumer spending and business investment. The pause in the rate of economic growth followed a period in which the U.S. had expanded at the fastest pace in a decade. Recent weakness may prove to be transitory and attributed to a combination of difficult weather patterns, a commodity-price-related decline in shale oil production, and a surge in the U.S. dollar. Volatility in quarterly GDP has occurred as central banks across advanced economies contemplate divergent monetary policies. The U.S. Federal Reserve and Bank of England are considering reductions in monetary policy accommodation, while the European Central Bank and Bank of Japan continue to provide unprecedented stimulus to combat deflationary pressures.

After winding down its large-scale asset-purchase program in October, the Federal Reserve set the stage for a potential tightening of monetary policy later in calendar 2015 by removing the phrase that it would be “patient” before normalizing monetary policy. With unemployment rates approaching what economists call NAIRU, or the non-accelerating inflation rate of unemployment, the Fed has become increasingly focused on inflation, which has remained below target. NAIRU is a theoretical employment level at which pressures of inflation are neither rising nor falling. The market is forecasting a “lift-off” in monetary policy rates in the fourth quarter, although the Fed has indicated that the first tightening could occur at any meeting. This contrasts with previous communication strategies, during the recession, which provided more specific forward guidance. During the fiscal first half Federal Reserve Chair Janet Yellen continued to assert that monetary policy would remain accommodative and would continue to support growth throughout the early stages of a tightening cycle.

Despite the end of quantitative easing purchases by the Fed and the potential for a shift in U.S. monetary policy, U.S. Treasury note yields trended lower in the first half of fiscal 2015. The rally in the Treasury market coincided with a reduction in global growth, a steep decline in energy prices, and a re-emergence of geopolitical challenges. In the closing weeks of the fiscal period, benchmark 10-year U.S. Treasury note yields remained near 2% as investors assessed the future path of monetary policy. Recent interest rate levels suggest a slower pace of tightening than that indicated in forecasts provided by the Federal Reserve in its recent Statement of Economic Projections.

Money market yields remained anchored to a near-zero interest rate policy throughout the period. Volatility in short-term interest rate markets was low as yields hovered barely above zero. We believe that money market yields are likely to remain at current levels through mid-year, when short-term markets could begin to discount the early stages of monetary tightening later in the year.

PERFORMANCE

Despite the low interest rate environment, Harbor Money Market Fund provided competitive returns. For the six months ended April 30, 2015, the Fund returned 0.03% (Institutional and Administrative Classes). This compares with the return of 0.01% for the Fund’s benchmark, the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index. The duration of the portfolio, a measure of its sensitivity to changes in interest rates, was maintained at roughly 45 days throughout the six-month period.

Harbor Money Market Fund

MANAGER’S COMMENTARY—Continued

TOP ISSUERS (% of net assets)
Federal Home Loan Bank	86.8%
U.S. Treasury	13.5%
Federal Home Loan Mortgage Corp.	7.7%
Federal National Mortgage Association	2.1%
Repurchase Agreement with State Street Corp.	0.2%

OUTLOOK AND STRATEGY

Looking ahead, we expect U.S. economic growth to rebound to an annual pace of roughly 3% for the remainder of calendar 2015. We believe that the headwinds that impeded recovery in previous years have abated and fiscal challenges have moderated. We expect that acceleration in private investment will provide support for a sustainable trajectory of domestic growth. In the near term, our view is that the “wealth effect” associated with steady increases in financial and housing markets combined with an improving labor sector should support elevated levels of consumption.

We believe that markets have responded well to the Federal Reserve’s indication of a potential shift in monetary policy, with interest rates trading within a defined range. The next step in the policy sequence is expected to be removal of excess reserves from the banking system. The Fed has indicated that policy-tightening measures will continue to focus on the federal funds rate as the primary metric. We expect the Fed to utilize multiple tools to manage short-term rates, including interest paid on banking reserves and its overnight fixed-rate reserve purchase agreement program, also called the reverse repo facility. Reinvestment of cash flows from securities held on the Fed’s balance sheet will continue beyond the date of the first tightening, in our view. We expect that the complexity and transparency of the policy shift will provide us with ample time to adjust the Fund’s duration profile as short-term interest rates climb.

We have maintained what we believe is a conservative investment strategy for the Fund, limiting investments to U.S. Treasury and agency obligations while complying with the regulatory framework governing money market funds. (Money market funds are regulated by Rule 2a-7 of the Investment Company Act of 1940.)

This report contains the current opinions of Fischer Francis Trees & Watts, Inc. at the time of its publication and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.

An investment in the Fund is not insured or guaranteed by the FDIC or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.

Harbor Money Market Fund

FUND SUMMARY—April 30, 2015 (Unaudited)

INSTITUTIONAL CLASS

Fund #	2015

Cusip	411511405

Ticker	HARXX

Inception Date	12/29/1987

Net Expense Ratio	0.00%[a,b]

Total Net Assets (000s)	$140,837

ADMINISTRATIVE CLASS

Fund #	2215

Cusip	411511660

Ticker	HRMXX

Inception Date	11/01/2002

Net Expense Ratio	0.00%[a,b]

Total Net Assets (000s)	$1,734

PORTFOLIO STATISTICS

	Portfolio	Benchmark

Yield to Maturity	0.05%	0.00%

Weighted Average Maturity	0.09 years	0.13 years

Weighted Average Duration	0.09 years	0.14 years

FUND PERFORMANCE

The graph compares a $10,000 investment in the Fund with the performance of the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

CHANGE IN A $10,000 INVESTMENT

For the period 05/01/2005 through 04/30/2015

Total Returns For the periods ended 04/30/2015
Harbor Money Market Fund
Institutional Class	0.03%	0.06%	0.10%	1.51%	12/29/1987	$11,620
Administrative Class	0.03%	0.06%	0.10%	1.42%	11/01/2002	$11,509
Comparative Index
BofA Merrill Lynch 3-Month U.S. Treasury Bill	0.01%	0.02%	0.09%	1.47%	—	$11,566
Current 7-day subsidized[d] SEC yield for period ended 04/30/2015:	Institutional Class: 0.07%			Administrative Class: 0.07%
Current 7-day unsubsidized[e] SEC yield for period ended 04/30/2015:	Institutional Class: -0.25%			Administrative Class: -0.50%

Performance data shown represents past performance and is no guarantee of future results. Current performance may be higher or lower than past performance data shown. Investment return and yield will vary. You can obtain performance data current to the most recent month-end (available within seven business days after the most recent month-end) by calling 800-422-1050 or visiting harborfunds.com.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. From time to time, certain fees and/or expenses have been waived or reimbursed, which has resulted in higher returns. Without these waivers and reimbursements, the returns would have been lower. Voluntary waivers and reimbursements may be discontinued at any time without notice. Current yield excludes gains and losses as defined by the Securities and Exchange Commission. The current yield more closely reflects the current earnings of the Fund than the total return.

a	Annualized.

b	Reflective of a contractual fee waiver and expense cap effective through February 29, 2016, as well as a voluntary fee waiver that may be discontinued at any time.

c	Unannualized.

d	Reflects reimbursement or waivers currently in effect.

e	Does not reflect reimbursements or waivers currently in effect.

Harbor Money Market Fund

PORTFOLIO OF INVESTMENTS—April 30, 2015 (Unaudited)

Total Investments (% of net assets)

(Excludes net cash of –10.3%)

GOVERNMENT AGENCY DEBT—96.6%
Principal Amount (000s)		Value (000s)
	Federal Home Loan Bank Discount Notes
$16,910	0.000%—05/01/2015	$16,910
4,000	0.045%—05/13/2015	4,000
5,000	0.055%—05/18/2015	5,000
14,300	0.060%—05/26/2015-05/29/2015	14,299
1,716	0.065%—06/15/2015	1,716
6,600	0.070%—06/10/2015-06/24/2015	6,599
16,000	0.071%—06/05/2015-06/12/2015	15,999
4,600	0.072%—05/22/2015	4,600
3,000	0.073%—06/26/2015	3,000
6,300	0.080%—05/27/2015-07/06/2015	6,299
7,400	0.083%—07/15/2015-07/22/2015	7,399
15,000	0.088%—06/03/2015	14,999
10,290	0.095%—05/20/2015	10,289
2,100	0.111%—05/19/2015	2,100
5,000	0.115%—08/19/2015	4,998
5,635	0.170%—09/04/2015	5,632

		123,839

	Federal Home Loan Mortgage Corp. Discount Notes
3,239	0.060%—06/01/2015	3,239
4,700	0.075%—05/05/2015	4,700
3,000	0.077%—05/13/2015	3,000

		10,939

	Federal National Mortgage Association Discount Notes
1,000	0.050%—05/06/2015	1,000
2,000	0.080%—06/02/2015	2,000

		3,000

TOTAL GOVERNMENT AGENCY DEBT (Cost $137,778)		137,778

TREASURY DEBT—13.5%
	U.S. Treasury Bills
2,300	0.065%—05/14/2015	2,300
16,900	0.070%—05/07/2015	16,900

TOTAL TREASURY DEBT (Cost $19,200)		19,200

REPURCHASE AGREEMENTS—0.2%
(Cost $ 300)
300	Repurchase Agreement with State Street Corp. dated April 30, 2015 due May 01, 2015 at 0.000% collateralized by U.S. Treasury Notes (market value $309)	300

TOTAL INVESTMENTS—110.3% (Cost $ 157,278)[1]		157,278

CASH AND OTHER ASSETS, LESS LIABILITIES—(10.3)%		(14,707)

TOTAL NET ASSETS—100.0%		$142,571

FAIR VALUE MEASUREMENTS

All holdings at April 30, 2015 (as disclosed in the preceding Portfolio of Investments) are classified as Level 2. There were no Level 3 holdings at October 31, 2014 or April 30, 2015, and no transfers between levels during the period.

For more information on valuation inputs and their aggregation into the levels identified above, please refer to the Fair Value Measurements and Disclosures in Note 2 of the accompanying Notes to Financial Statements.

1	The aggregate identified cost on a tax basis is the same.

The accompanying notes are an integral part of the Financial Statements.

Harbor Fixed Income Funds

STATEMENTS OF ASSETS AND LIABILITIES—April 30, 2015 (Unaudited)

(All amounts in thousands, except per share amounts)

	Harbor Convertible Securities Fund	Harbor High-Yield Bond Fund	Harbor Bond Fund	Harbor Real Return Fund	Harbor Money Market Fund
ASSETS
Investments, at identified cost*	$360,374	$1,688,525	$4,122,901	$194,385	$157,278
Investments, at value	$359,652	$1,583,028	$4,187,673	$194,315	$156,978
Repurchase agreements	12,277	118,597	33,800	447	300
Cash-restricted	—	—	9,633	525	—
Cash	—	—	1,193	—	—
Foreign currency, at value (cost: $0, $0, $5,826, $358 and $0)	—	—	6,125	373	—
Receivables for:
Investments sold	4,051	1,236	464,388	939	—
Foreign currency spot contracts	—	—	45	1	—
Capital shares sold	335	31,654	2,355	88	121
Dividends	—	—	108	—	—
Interest	1,857	24,395	26,958	768	—
Unrealized appreciation on open forward currency contracts	—	—	76,928	949	—
Unrealized appreciation on OTC swap agreements	—	—	1,985	94	—
Variation margin on centrally cleared swap agreements	—	—	4,590	328	—
Options sold	—	—	389	—	—
Withholding tax	—	—	34	—	—
Prepaid registration fees	23	24	13	13	14
Prepaid fund insurance	1	5	12	1	1
Other assets	5	55	267	27	13
Total Assets	378,201	1,758,994	4,816,496	198,868	157,427
LIABILITIES
Payables for:
Due to broker	—	—	42,297	453	—
Due to custodian	—	2,365	—	—	—
Investments purchased	3,496	4,586	962,787	2,139	—
Foreign currency spot contracts	—	—	94	—	—
Capital shares reacquired	320	1,471	2,637	22	14,800
Written options, at value (premiums received: $0, $0, $7,170, $478 and $0)	—	—	2,770	417	—
Swap premiums received	—	—	1,875	38	—
Unrealized depreciation on OTC swap agreements	—	—	331	1,810	—
Sale-buyback financing transactions	—	—	84,953	38,934	—
Variation margin on options and futures contracts	—	—	794	16	—
Unrealized depreciation on open forward currency contracts	—	—	45,271	710	—
Accrued expenses:
Management fees	199	787	1,346	61	23
12b-1 fees	1	22	17	1	1
Transfer agent fees	19	98	192	8	8
Trustees’ fees and expenses	1	9	28	1	1
Other	29	150	503	60	23
Total Liabilities	4,065	9,488	1,145,895	44,670	14,856
NET ASSETS	$374,136	$1,749,506	$3,670,601	$154,198	$142,571
Net Assets Consist of:
Paid-in capital	$359,091	$1,731,486	$3,547,621	$182,076	$142,536
Accumulated undistributed net investment income/(loss)	(1,761)	8,340	(6,666)	(4,658)	35
Accumulated net realized gain/(loss)	5,251	(3,420)	18,109	(21,936)	—
Unrealized appreciation/(depreciation) of investments and translation of assets and liabilities in foreign currencies	11,555	13,100	98,806	393	—
Unrealized appreciation/(depreciation) of other financial instruments	—	—	12,731	(1,677)	—
	$374,136	$1,749,506	$3,670,601	$154,198	$142,571
NET ASSET VALUE PER SHARE BY CLASS
Institutional Class
Net assets	$371,865	$1,644,469	$3,590,612	$150,631	$140,837
Shares of beneficial interest[1]	34,004	155,340	293,321	15,833	140,837
Net asset value per share[2]	$10.94	$10.59	$12.24	$9.51	$1.00
Administrative Class
Net assets	$384	$4,452	$79,989	$3,567	$1,734
Shares of beneficial interest[1]	35	420	6,531	375	1,734
Net asset value per share[2]	$10.93	$10.60	$12.25	$9.51	$1.00
Investor Class
Net assets	$1,887	$100,585	N/A	N/A	N/A
Shares of beneficial interest[1]	173	9,490
Net asset value per share[2]	$10.92	$10.60

*	Including repurchase agreements and short-term investments.
1	Par value $0.01 (unlimited authorizations).
2	Per share amounts can be recalculated to the amounts disclosed herein when total net assets and shares of beneficial interest are not rounded to thousands.

The accompanying notes are an integral part of the Financial Statements.

Harbor Fixed Income Funds

STATEMENTS OF OPERATIONS—Six Months Ended April 30, 2015 (Unaudited)

(All amounts in thousands)

	Harbor Convertible Securities Fund	Harbor High-Yield Bond Fund	Harbor Bond Fund	Harbor Real Return Fund	Harbor Money Market Fund
Investment Income
Interest	$3,565	$52,605	$63,064	$1,318	$54
Earned inflation/(deflation) adjustments	—	—	(6,313)	(1,320)	—
Gain/(loss) on principal paydown transactions	—	—	(1,514)	9	—
Amortization	330	(606)	(11)	(806)	—
Dividends	—	—	295	—	—
Consent fee income	—	322	—	—	—
Total Investment Income	3,895	52,321	55,521	(799)	54
Operating Expenses
Management fees	1,149	5,047	9,367	382	156
12b-1 fees:
Administrative Class	—	6	118	4	2
Investor Class	2	122	N/A	N/A	N/A
Shareholder communications	7	39	166	28	1
Custodian fees	15	39	293	60	11
Transfer agent fees:	—	—	—	—	—
Institutional Class	108	487	1,173	48	48
Administrative Class	—	1	29	1	1
Investor Class	2	89	N/A	N/A	N/A
Professional fees	3	15	42	1	2
Trustees’ fees and expenses	4	19	49	2	2
Registration fees	24	33	43	22	16
Miscellaneous	6	12	25	4	4
Expenses before interest expense	1,320	5,909	11,305	552	243
Interest expense	—	—	126	61	—
Total expenses	1,320	5,909	11,431	613	243
Management fees waived	—	(336)	(669)	—	(156)
Transfer agent fees waived	(4)	(19)	(43)	(2)	(2)
Other expenses reimbursed	—	—	(318)	(77)	(85)
Net expenses	1,316	5,554	10,401	534	—
Net Investment Income/(Loss)	2,579	46,767	45,120	(1,333)	54
Realized and Change in Net Unrealized Gain/(Loss) on Investment Transactions
Net realized gain/(loss) on:
Investments	5,361	(3,358)	(241)	(224)	—
Foreign currency transactions	—	—	81,090	5,287	—
Investments sold short	—	—	(101)	—	—
Swap agreements	—	—	(30,009)	(2,595)	—
Futures contracts	—	—	43,187	138	—
Written options	—	—	7,186	135	—
Change in net unrealized appreciation/(depreciation) on:
Investments	2,649	(9,401)	(32,247)	1,054	—
Forwards currency contracts	—	—	(645)	(2,584)	—
Swap agreements	—	—	(24,264)	175	—
Futures contracts	—	—	(9,654)	(189)	—
Written options	—	—	2,916	(106)	—
Translations of assets and liabilities in foreign currencies	—	—	5,415	152	—
Net gain/(loss) on investment transactions	8,010	(12,759)	42,633	1,243	—
Net Increase/(Decrease) in Net Assets Resulting from Operations	$10,589	$34,008	$87,753	$(90)	$54

The accompanying notes are an integral part of the Financial Statements.

Harbor Fixed Income Funds

STATEMENTS OF CHANGES IN NET ASSETS

(All amounts in thousands)

	Harbor Convertible Securities Fund		Harbor High-Yield Bond Fund
	November 1, 2014 through April 30, 2015	November 1, 2013 through October 31, 2014	November 1, 2014 through April 30, 2015	November 1, 2013 through October 31, 2014
INCREASE/(DECREASE) IN NET ASSETS	(Unaudited)		(Unaudited)
Operations:
Net investment income/(loss)	$2,579	$4,837	$46,767	$99,489
Net realized gain/(loss) on investments	5,361	15,888	(3,358)	38,879
Change in net unrealized appreciation/(depreciation) of investments	2,649	(7,985)	(9,401)	(49,734)
Net increase/(decrease) in assets resulting from operations	10,589	12,740	34,008	88,634
Distributions to Shareholders
Net investment income:
Institutional Class	(4,968)	(5,375)	(42,249)	(98,007)
Administrative Class	(4)	(6)	(113)	(278)
Investor Class	(24)	(36)	(2,391)	(5,662)
Net realized gain on investments:
Institutional Class	(13,266)	(2,556)	(34,090)	(43,662)
Administrative Class	(11)	(4)	(98)	(133)
Investor Class	(73)	(25)	(2,027)	(2,586)
Total distributions to shareholders	(18,346)	(8,002)	(80,968)	(150,328)
Net Increase/(Decrease) Derived from Capital Share Transactions	26,276	80,749	(16,289)	(125,678)
Net increase/(decrease) in net assets	18,519	85,487	(63,249)	(187,372)
Net Assets
Beginning of period	355,617	270,130	1,812,755	2,000,127
End of period*	$374,136	$355,617	$1,749,506	$1,812,755
* Includes accumulated undistributed net investment income/(loss) of:	$(1,761)	$656	$8,340	$6,326

The accompanying notes are an integral part of the Financial Statements.

Harbor Bond Fund		Harbor Real Return Fund		Harbor Money Market Fund
November 1, 2014 through April 30, 2015	November 1, 2013 through October 31, 2014	November 1, 2014 through April 30, 2015	November 1, 2013 through October 31, 2014	November 1, 2014 through April 30, 2015	November 1, 2013 through October 31, 2014
(Unaudited)		(Unaudited)		(Unaudited)

$45,120	$116,769	$(1,333)	$7,115	$54	$95
101,112	88,641	2,741	(8,931)	—	—
(58,479)	(9,624)	(1,498)	7,260	—	—
87,753	195,786	(90)	5,444	54	95

(61,413)	(175,330)	(10,579)	(1,173)	(53)	(95)
(1,417)	(3,302)	(223)	(5)	(1)	—
N/A	N/A	N/A	N/A	N/A	N/A

(33,879)	—	—	(15,289)	—	—
(855)	—	—	(135)	—	—
N/A	N/A	N/A	N/A	N/A	N/A
(97,564)	(178,632)	(10,802)	(16,602)	(54)	(95)
(548,068)	(2,553,610)	(8,360)	(223,623)	(17,407)	22,560
(557,879)	(2,536,456)	(19,252)	(234,781)	(17,407)	22,560

4,228,480	6,764,936	173,450	408,231	159,978	137,418
$3,670,601	$4,228,480	$154,198	$173,450	$142,571	$159,978
$(6,666)	$11,044	$(4,658)	$7,477	$35	$35

Harbor Fixed Income Funds

STATEMENTS OF CHANGES IN NET ASSETS—CAPITAL STOCK ACTIVITY

(All amounts in thousands)

	Harbor Convertible Securities Fund		Harbor High-Yield Bond Fund
	November 1, 2014 through April 30, 2015	November 1, 2013 through October 31, 2014	November 1, 2014 through April 30, 2015	November 1, 2013 through October 31, 2014
	(Unaudited)		(Unaudited)
AMOUNT ($)
Institutional Class
Net proceeds from sale of shares	$61,676	$147,092	$302,976	$504,485
Net proceeds from redemption fees	—	12	6	31
Reinvested distributions	4,018	1,152	47,581	81,465
Cost of shares reacquired	(39,494)	(66,826)	(369,427)	(699,877)
Net increase/(decrease) in net assets	$26,200	$81,430	$(18,864)	$(113,896)
Administrative Class
Net proceeds from sale of shares	$70	$7	$332	$602
Reinvested distributions	16	10	196	400
Cost of shares reacquired	—	(144)	(721)	(1,585)
Net increase/(decrease) in net assets	$86	$(127)	$(193)	$(583)
Investor Class
Net proceeds from sale of shares	$110	$1,024	$14,298	$35,560
Net proceeds from redemption fees	—	—	1	2
Reinvested distributions	85	60	4,313	7,890
Cost of shares reacquired	(205)	(1,638)	(15,844)	(54,651)
Net increase/(decrease) in net assets	$(10)	$(554)	$2,768	$(11,199)
SHARES
Institutional Class
Shares sold	5,700	13,047	28,920	45,788
Shares issued due to reinvestment of distributions	383	105	4,651	7,509
Shares reacquired	(3,643)	(5,989)	(35,561)	(63,914)
Net increase/(decrease) in shares outstanding	2,440	7,163	(1,990)	(10,617)
Beginning of period	31,564	24,401	157,330	167,947
End of period	34,004	31,564	155,340	157,330
Administrative Class
Shares sold	6	—	32	54
Shares issued due to reinvestment of distributions	2	1	19	37
Shares reacquired	—	(13)	(70)	(144)
Net increase/(decrease) in shares outstanding	8	(12)	(19)	(53)
Beginning of period	27	39	439	492
End of period	35	27	420	439
Investor Class
Shares sold	10	91	1,359	3,223
Shares issued due to reinvestment of distributions	8	6	421	726
Shares reacquired	(19)	(147)	(1,510)	(4,953)
Net increase/(decrease) in shares outstanding	(1)	(50)	270	(1,004)
Beginning of period	174	224	9,220	10,224
End of period	173	174	9,490	9,220

The accompanying notes are an integral part of the Financial Statements.

Harbor Bond Fund		Harbor Real Return Fund		Harbor Money Market Fund
November 1, 2014 through April 30, 2015	November 1, 2013 through October 31, 2014	November 1, 2014 through April 30, 2015	November 1, 2013 through October 31, 2014	November 1, 2014 through April 30, 2015	November 1, 2013 through October 31, 2014
(Unaudited)		(Unaudited)		(Unaudited)

197,399	$1,000,508	$13,107	$90,220	$316,874	$662,272
—	—	—	—	—	—
91,616	168,140	10,105	16,203	53	94
(814,686)	(3,685,873)	(31,899)	(330,071)	(333,891)	(641,607)
$(525,671)	$(2,517,225)	$(8,687)	$(223,648)	$(16,964)	$20,759

$7,998	$18,220	$1,492	$1,480	$702	$1,836
2,261	3,272	223	139	1	—
(32,656)	(57,877)	(1,388)	(1,594)	(1,146)	(35)
$(22,397)	$(36,385)	$327	$25	$(443)	$1,801

N/A	N/A	N/A	N/A	N/A	N/A

16,115	82,233	1,365	8,916	316,874	662,272
7,621	13,908	1,086	1,644	53	94
(66,449)	(302,186)	(3,317)	(32,739)	(333,891)	(641,607)
(42,713)	(206,045)	(866)	(22,179)	(16,964)	20,759
336,034	542,079	16,699	38,878	157,801	137,042
293,321	336,034	15,833	16,699	140,837	157,801

653	1,497	156	144	702	1,836
188	271	24	14	1	—
(2,662)	(4,749)	(147)	(156)	(1,146)	(35)
(1,821)	(2,981)	33	2	(443)	1,801
8,352	11,333	342	340	2,177	376
6,531	8,352	375	342	1,734	2,177

N/A	N/A	N/A	N/A	N/A	N/A

Harbor Fixed Income Funds

STATEMENT OF CASH FLOWS—Six Months Ended April 30, 2015 (Unaudited)

(All amounts in thousands)

Harbor Real Return Fund
Cash flows provided by operating activities:
Net decrease in net assets resulting from operations	$(90)
Adjustments to reconcile net decrease in net assets resulting from operations to net cash provided by operating activities:
Purchases of long-term securities	(398,230)
Proceeds from sales of long-term securities	428,001
Proceeds from short-term portfolio investments, net	2,252
Decrease in receivable for investments sold	3,602
Increase in foreign spot contracts receivable	(1)
Decrease in interest receivable	337
Decrease in variation margin on options and futures contracts	5
Increase in variation margin on swap agreements	(250)
Decrease in withholding tax	1
Decrease in prepaid registration fees	5
Increase in prepaid fund insurance	(1)
Increase in other assets	(2)
Decrease in payable for investments purchased	(2,428)
Increase in premiums from options written	211
Decrease in swap premiums received	(41)
Increase in variation margin on options and futures contracts	16
Decrease in management fees payable	(12)
Decrease in transfer agent fees payable	(1)
Decrease in trustees’ fees payable	(1)
Increase in other liabilities	18
Net change in unrealized appreciation/(depreciation) on investments	(1,054)
Net change in unrealized appreciation/(depreciation) on forwards	2,584
Net change in unrealized appreciation/(depreciation) on swaps	388
Net change in unrealized appreciation/(depreciation) on written options	106
Net realized loss on investments	224
Net amortization and earned inflation component	2,765
Net cash provided by operating activities	38,404
Cash flows used for financing activities:
Proceeds from shares sold	14,692
Payment on shares redeemed	(34,998)
Cash dividends paid	(474)
Decrease in sale-buyback financing transactions	(15,776)
Decrease in due to broker and cash-restricted	(1,795)
Net cash used for financing activities	(38,351)
Net Increase in Cash	53
Cash and Foreign Currency
Beginning of period	$320
End of period	373
Reinvestment of dividends	$10,328
Supplemental disclosure of cash flow information:
Interest paid during the year	$61

The accompanying notes are an integral part of the Financial Statements.

[THIS PAGE INTENTIONALLY LEFT BLANK]

Harbor Fixed Income Funds Financial Highlights

SELECTED DATA FOR A SHARE OUTSTANDING FOR THE PERIODS PRESENTED

HARBOR CONVERTIBLE SECURITIES FUND
	Institutional Class
	6-Month Period Ended April 30, 2015		Year Ended October 31,
			2014	2013	2012	2011aa
Net asset value beginning of period	$11.20		$10.95	$10.01	$9.49	$10.00
Income from Investment Operations
Net investment income/(loss)[a]	0.08	[e]	0.19	0.20	0.24	0.09
Net realized and unrealized gains/(losses) on investments	0.23		0.38	0.96	0.52	(0.54)
Total from investment operations	0.31		0.57	1.16	0.76	(0.45)
Less Distributions
Dividends from net investment income	(0.15)		(0.21)	(0.22)	(0.24)	(0.06)
Distributions from net realized capital gains[1]	(0.42)		(0.11)	—	—	—
Total distributions	(0.57)		(0.32)	(0.22)	(0.24)	(0.06)
Proceeds from redemption fees	—	*	— *	— *	— *	—	*
Net asset value end of period	10.94		11.20	10.95	10.01	9.49
Net assets end of period (000s)	$371,865		$353,370	$267,251	$113,898	$74,531
Ratios and Supplemental Data (%)
Total return[b]	3.03%[c]		5.23%	11.80%	8.18%	(4.50)%[c]
Ratio of total expenses to average net assets[2]	0.74	[d]	0.74	0.79	0.84	1.19	[d]
Ratio of net expenses to average net assets[a]	0.74	[d]	0.74	0.79	0.83	0.85	[d]
Ratio of net investment income to average net assets[a]	1.46	[d]	1.58	1.82	2.48	2.36	[d]
Portfolio turnover	63	[c]	54	45	40	27	[c]

HARBOR HIGH-YIELD BOND FUND
	Institutional Class
	6-Month Period Ended April 30, 2015		Year Ended October 31,
			2014	2013	2012	2011	2010
Net asset value beginning of period	$10.85		$11.19	$11.15	$10.86	$11.23	$10.41
Income from Investment Operations
Net investment income/(loss)[a]	0.29	[e]	0.60	0.64	0.65	0.71	0.68
Net realized and unrealized gains/(losses) on investments	(0.05)		(0.05)	0.06	0.40	(0.24)	0.88
Total from investment operations	0.24		0.55	0.70	1.05	0.47	1.56
Less Distributions
Dividends from net investment income	(0.28)		(0.62)	(0.64)	(0.64)	(0.68)	(0.70)
Distributions from net realized capital gains[1]	(0.22)		(0.27)	(0.02)	(0.12)	(0.16)	(0.05)
Total distributions	(0.50)		(0.89)	(0.66)	(0.76)	(0.84)	(0.75)
Proceeds from redemption fees	—	*	— *	— *	— *	— *	0.01
Net asset value end of period	10.59		10.85	11.19	11.15	10.86	11.23
Net assets end of period (000s)	$1,644,469		$1,707,788	$1,880,044	$2,172,751	$1,565,740	$1,354,531
Ratios and Supplemental Data (%)
Total return[b]	2.40%[c]		5.10%	6.55%	10.18%	4.49%	15.67%
Ratio of total expenses to average net assets[2]	0.68	[d]	0.68	0.68	0.68	0.70	0.72
Ratio of net expenses to average net assets[a]	0.64	[d]	0.64	0.64	0.64	0.65	0.67
Ratio of net investment income to average net assets[a]	5.58	[d]	5.43	5.56	6.06	6.54	7.01
Portfolio turnover	34	[c]	48	57	32	47	39

See page 68 for notes to the Financial Highlights.

The accompanying notes are an integral part of the Financial Statements.

Administrative Class							Investor Class
6-Month Period Ended April 30, 2015		Year Ended October 31,					6-Month Period Ended April 30, 2015		Year Ended October 31,
		2014	2013	2012	2011aa				2014	2013	2012	2011aa
$11.19		$10.94	$10.00	$9.48	$10.00		$11.18		$10.94	$10.00	$9.48	$10.00

0.06		0.13	0.16	0.22	0.09		0.06		0.11	0.16	0.20	0.07
0.24		0.41	0.98	0.52	(0.56)		0.23		0.40	0.97	0.53	(0.54)
0.30		0.54	1.14	0.74	(0.47)		0.29		0.51	1.13	0.73	(0.47)

(0.14)		(0.18)	(0.20)	(0.22)	(0.05)		(0.13)		(0.16)	(0.19)	(0.21)	(0.05)
(0.42)		(0.11)	—	—	—		(0.42)		(0.11)	—	—	—
(0.56)		(0.29)	(0.20)	(0.22)	(0.05)		(0.55)		(0.27)	(0.19)	(0.21)	(0.05)
—	*	— *	— *	— *	—	*	—	*	— *	— *	— *	—	*
10.93		11.19	10.94	10.00	9.48		10.92		11.18	10.94	10.00	9.48
$384		$306	$427	$310	$238		$1,887		$1,941	$2,452	$2,015	$704

2.91%[c]		4.97%	11.55%	7.93%	(4.70)%[c]		2.84%[c]		4.76%	11.41%	7.83%	(4.72)%[c]
0.99	[d]	0.99	1.04	1.09	1.44	[d]	1.11	[d]	1.11	1.16	1.21	1.56	[d]
0.99	[d]	0.99	1.04	1.08	1.10	[d]	1.11	[d]	1.11	1.16	1.20	1.22	[d]
1.21	[d]	1.35	1.61	2.24	1.80	[d]	1.09	[d]	1.24	1.49	2.07	1.98	[d]
63	[c]	54	45	40	27	[c]	63	[c]	54	45	40	27	[c]

Administrative Class							Investor Class
6-Month Period Ended April 30, 2015		Year Ended October 31,					6-Month Period Ended April 30, 2015		Year Ended October 31,
		2014	2013	2012	2011	2010			2014	2013	2012	2011	2010
$10.87		$11.21	$11.16	$10.87	$11.23	$10.41	$10.87		$11.21	$11.16	$10.87	$11.23	$10.40

0.28		0.60	0.70	0.62	0.70	0.69	0.27		0.59	0.66	0.61	0.69	0.72
(0.07)		(0.08)	(0.02)	0.40	(0.25)	0.84	(0.06)		(0.08)	0.01	0.40	(0.25)	0.80
0.21		0.52	0.68	1.02	0.45	1.53	0.21		0.51	0.67	1.01	0.44	1.52

(0.26)		(0.59)	(0.61)	(0.61)	(0.65)	(0.67)	(0.26)		(0.58)	(0.60)	(0.60)	(0.64)	(0.65)
(0.22)		(0.27)	(0.02)	(0.12)	(0.16)	(0.05)	(0.22)		(0.27)	(0.02)	(0.12)	(0.16)	(0.05)
(0.48)		(0.86)	(0.63)	(0.73)	(0.81)	(0.72)	(0.48)		(0.85)	(0.62)	(0.72)	(0.80)	(0.70)
—	*	— *	— *	— *	— *	0.01	—	*	— *	— *	— *	— *	0.01
10.60		10.87	11.21	11.16	10.87	11.23	10.60		10.87	11.21	11.16	10.87	11.23
$4,452		$4,773	$5,519	$9,571	$7,906	$7,559	$100,585		$100,194	$114,564	$154,604	$134,399	$135,068

2.17%[c]		4.82%	6.33%	9.90%	4.31%	15.32%	2.11%[c]		4.70%	6.22%	9.77%	4.18%	15.25%
0.93	[d]	0.93	0.93	0.93	0.95	0.97	1.05	[d]	1.05	1.05	1.05	1.07	1.09
0.89	[d]	0.89	0.89	0.89	0.90	0.92	1.01	[d]	1.01	1.01	1.01	1.02	1.04
5.34	[d]	5.18	5.32	5.81	6.29	6.84	5.21	[d]	5.06	5.19	5.71	6.17	6.77
34	[c]	48	57	32	47	39	34	[c]	48	57	32	47	39

Harbor Fixed Income Funds Financial Highlights—Continued

SELECTED DATA FOR A SHARE OUTSTANDING FOR THE PERIODS PRESENTED

HARBOR BOND FUND
	Institutional Class
	6-Month Period Ended April 30, 2015	Year Ended October 31,
		2014	2013	2012	2011	2010
Net asset value beginning of period	$12.28	$12.22	$13.03	$12.20	$13.18	$12.46
Income from Investment Operations
Net investment income/(loss)[a]	0.14	0.25	0.30	0.36	0.34	0.29
Net realized and unrealized gains/(losses) on investments	0.12	0.16	(0.30)	0.76	(0.28)	0.99
Total from investment operations	0.26	0.41	— *	1.12	0.06	1.28
Less Distributions
Dividends from net investment income	(0.19)	(0.35)	(0.30)	(0.27)	(0.43)	(0.38)
Distributions from net realized capital gains[1]	(0.11)	—	(0.51)	(0.02)	(0.61)	(0.18)
Total distributions	(0.30)	(0.35)	(0.81)	(0.29)	(1.04)	(0.56)
Proceeds from redemption fees	—	—	—	— *	—	—
Net asset value end of period	12.24	12.28	12.22	13.03	12.20	13.18
Net assets end of period (000s)	$3,590,612	$4,125,889	$6,626,361	$7,748,277	$7,374,510	$7,996,353
Ratios and Supplemental Data (%)
Total return[b]	2.17%[c]	3.40%	(0.05)%	9.34%	0.63%	10.62%
Ratio of total expenses to average net assets[2]	0.58 [d]	0.56	0.56	0.57	0.57	0.59
Ratio of net expenses to average net assets[a]	0.53 [d]	0.54	0.53	0.54	0.53	0.55
Ratio of net expenses excluding interest expense to average net assets[a]	0.52 [d]	0.54	0.53	0.54	0.53	0.55
Ratio of net investment income to average net assets[a]	2.32 [d]	1.90	2.36	2.88	2.73	2.34
Portfolio turnover	248 [c]	439	446	473	666	675

HARBOR REAL RETURN FUND
	Institutional Class
	6-Month Period Ended April 30, 2015	Year Ended October 31,
		2014	2013	2012	2011	2010
Net asset value beginning of period	$10.18	$10.41	$11 .54	$11.38	$11.21	$10.28
Income from Investment Operations
Net investment income/(loss)[a]	(0.08)	0.40	0.10	0.14	0.26	0.18
Net realized and unrealized gains/(losses) on investments	0.07	(0.20)	(0.84)	0.84	0.40	1.04
Total from investment operations	(0.01)	0.20	(0.74)	0.98	0.66	1.22
Less Distributions
Dividends from net investment income	(0.66)	(0.03)	(0.18)	(0.26)	(0.17)	(0.29)
Distributions from net realized capital gains[1]	—	(0.40)	(0.21)	(0.56)	(0.32)	—
Total distributions	(0.66)	(0.43)	(0.39)	(0.82)	(0.49)	(0.29)
Net asset value end of period	9.51	10.18	10.41	11.54	11.38	11.21
Net assets end of period (000s)	$150,631	$169,969	$404,689	$507,576	$420,429	$297,858
Ratios and Supplemental Data (%)
Total return[b]	0.02%[c]	2.07%	(6.67)%	9.19%	6.38%	12.11%
Ratio of total expenses to average net assets[2]	0.77 [d]	0.63	0.61	0.62	0.61	0.66
Ratio of net expenses to average net assets[a]	0.67 [d]	0.62	0.61	0.62	0.60	0.60
Ratio of net expenses excluding interest expense to average net assets[a]	0.59 [d]	0.60	0.59	0.59	0.60	0.60
Ratio of net investment income to average net assets[a]	(1.67)[d]	1.91	0.92	1.43	2.68	1.86
Portfolio turnover	196 [c]	427	285	287	340	309

See page 68 for notes to the Financial Highlights.

The accompanying notes are an integral part of the Financial Statements.

Administrative Class
6-Month Period Ended April 30, 2015		Year Ended October 31,
		2014	2013	2012	2011	2010
$12.28		$12.23	$13.03	$12.20	$13.18	$12.45

0.12		0.22	0.27	0.34	0.31	0.26
0.14		0.15	(0.29)	0.75	(0.29)	0.99
0.26		0.37	(0.02)	1.09	0.02	1.25

(0.18)		(0.32)	(0.27)	(0.24)	(0.39)	(0.34)
(0.11)		—	(0.51)	(0.02)	(0.61)	(0.18)
(0.29)		(0.32)	(0.78)	(0.26)	(1.00)	(0.52)
—		—	—	— *	—	—
12.25		12.28	12.23	13.03	12.20	13.18
$79,989		$102,591	$138,575	$165,468	$173,377	$200,320

2.11%[c]		3.05%	(0.23)%	9.06%	0.37%	10.32%
0.83	[d]	0.81	0.81	0.82	0.82	0.84
0.78	[d]	0.79	0.78	0.79	0.78	0.80
0.77	[d]	0.79	0.78	0.79	0.78	0.80
2.05	[d]	1.66	2.11	2.64	2.47	2.09
248	[c]	439	446	473	666	675

Administrative Class
6-Month Period Ended April 30, 2015		Year Ended October 31,
		2014	2013	2012	2011	2010
$10.17		$10.41	$11.55	$11.40	$11.23	$10.29

(0.09)		0.21	0.06	0.10	0.09	(0.02)
0.08		(0.03)	(0.84)	0.85	0.55	1.21
(0.01	)*	0.18	(0.78)	0.95	0.64	1.19

(0.65)		(0.02)	(0.15)	(0.24)	(0.15)	(0.25)
—		(0.40)	(0.21)	(0.56)	(0.32)	—
(0.65)		(0.42)	(0.36)	(0.80)	(0.47)	(0.25)
9.51		10.17	10.41	11.55	11.40	11.23
$3,567		$3,481	$3,542	$4,968	$3,472	$1,425

0.00%[c]		1.81%	(6.94)%	8.88%	6.12%	11.77%
1.02	[d]	0.88	0.86	0.87	0.87	0.91
0.92	[d]	0.87	0.86	0.87	0.85	0.85
0.84	[d]	0.85	0.84	0.84	0.85	0.85
(1.90)[d]		2.08	0.69	1.18	2.26	1.59
196	[c]	427	285	287	340	309

Harbor Fixed Income Funds Financial Highlights—Continued

SELECTED DATA FOR A SHARE OUTSTANDING FOR THE PERIODS PRESENTED

HARBOR MONEY MARKET FUND
	Institutional Class
	6-Month Period Ended April 30, 2015		Year Ended October 31,
			2014		2013		2012		2011		2010
Net asset value beginning of period	$1.00		$1.00		$1.00		$1.00		$1.00		$1.00
Income from Investment Operations
Net investment income/(loss)[a]	—	*	—	*	—	*	—	*	—	*	—	*
Net realized and unrealized gains/(losses) on investments	—		—		—		—		—		—
Total from investment operations	—	*	—	*	—	*	—	*	—	*	—	*
Less Distributions
Dividends from net investment income	—	*	—	*	—	*	—	*	—	*	—	*
Distributions from net realized capital gains[1]	—		—		—		—		—		—
Total distributions	—	*	—	*	—	*	—	*	—	*	—	*
Net asset value end of period	1.00		1.00		1.00		1.00		1.00		1.00
Net assets end of period (000s)	$140,837		$157,801		$137,042		$133,308		$130,758		$147,116
Ratios and Supplemental Data (%)
Total return[b]	0.03%[c]		0.06%		0.09%		0.08%		0.11%		0.18%
Ratio of total expenses to average net assets[2]	0.31	[d]	0.30		0.31		0.33		0.33		0.34
Ratio of net expenses to average net assets[a]	—		—		—		—		—		0.01
Ratio of net investment income to average net assets[a]	0.07	[d]	0.06		0.09		0.08		0.11		0.17

*	Less than $0.01.

1	Includes both short-term and long-term capital gains.

2	Percentage does not reflect reduction for credit balance arrangements (see Note 2 of the accompanying Notes to Financial Statements).

a	Reflects the Adviser’s waiver, if any, of its management fees and/or other operating expenses.

b	The total returns would have been lower had certain expenses not been waived during the periods shown.

c	Unannualized.

d	Annualized.

e	Amounts are allocated based upon average shares outstanding during the period.

aa	For the period May 1, 2011 (inception) through October 31, 2011.

The accompanying notes are an integral part of the Financial Statements.

Administrative Class
6-Month Period Ended April 30, 2015		Year Ended October 31,
		2014		2013		2012		2011		2010
$1.00		$1.00		$1.00		$1.00		$1.00		$1.00

—	*	—	*	—	*	—	*	—	*	—	*
—		—		—		—		—		—
—	*	—	*	—	*	—	*	—	*	—	*

—	*	—	*	—	*	—	*	—	*	—	*
—		—		—		—		—		—
—	*	—	*	—	*	—	*	—	*	—	*
1.00		1.00		1.00		1.00		1.00		1.00
$1,734		$2,177		$376		$331		$405		$447

0.03%[c]		0.06%		0.09%		0.08%		0.11%		0.18%
0.56	[d]	0.55		0.56		0.58		0.59		0.59
—		—		—		—		—		0.01
0.07	[d]	0.06		0.09		0.08		0.11		0.18

Harbor Fixed Income Funds

NOTES TO FINANCIAL STATEMENTS—April 30, 2015 (Unaudited)

(Currency in thousands)

NOTE 1—ORGANIZATIONAL MATTERS

Harbor Funds (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “Investment Company Act”), as an open-end management investment company. The Trust consists of 28 separate portfolios. The portfolios covered by this report include: Harbor Convertible Securities Fund, Harbor High-Yield Bond Fund, Harbor Bond Fund, Harbor Real Return Fund, and Harbor Money Market Fund (individually or collectively referred to as a “Fund” or the “Funds,” respectively). Harbor Capital Advisors, Inc. (the “Adviser” or “Harbor Capital”) is the investment adviser for the Funds.

The Funds may offer up to three classes of shares, designated as Institutional Class, Administrative Class and Investor Class. The shares of each class represent an interest in the same portfolio of investments of the respective Fund and have equal rights to voting, redemptions, dividends, and liquidations, except that: (i) certain expenses, subject to the approval of the Trust’s Board of Trustees (the “Board of Trustees”), may be applied differently to each class of shares in accordance with current regulations of the Securities and Exchange Commission and the Internal Revenue Service; and (ii) shareholders of a class that bears distribution and service expenses under terms of a distribution plan have exclusive voting rights as to that distribution plan.

NOTE 2—SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. Each Fund follows the investment company reporting requirements under U.S. Generally Accepted Accounting Principles (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

Security Valuation

Equity securities (including common stock, preferred stock, and convertible preferred stock) and financial derivative instruments (such as futures contracts, options contracts and centrally cleared swap agreements) that are traded on a national security exchange (except securities listed on the National Association of Securities Dealers Automated Quotation (“NASDAQ”) system and United Kingdom securities), are valued at the last sale price on a national exchange or system on which they are principally traded as of the valuation date. Securities listed on the NASDAQ system or a United Kingdom exchange are valued at the official closing price of those securities. In the case of securities for which there are no sales on the valuation day, (i) securities traded principally on a U.S. exchange, including NASDAQ, are valued at the mean between the closing bid and ask price; and (ii) securities traded principally on a foreign exchange, including United Kingdom securities, are valued at the official bid price determined as of the close of the primary exchange. Securities of open-end registered investment companies that are held by a Fund are valued at net asset value. To the extent these securities are actively traded and fair valuation adjustments are not applied, they are normally categorized as Level 1 in the fair value hierarchy. Equity securities traded on inactive markets or valued by reference to similar instruments are normally categorized as Level 2 in the fair value hierarchy. For more information on the fair value hierarchy, please refer to the Fair Value Measurements and Disclosures section in Note 2.

Debt securities (including corporate bonds, municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, mortgage-backed and asset-backed securities, foreign government obligations, bank loans, and convertible securities other than short-term securities with a remaining maturity of less than 60 days at the time of acquisition), are valued using evaluated prices furnished by a pricing service selected by the Board of Trustees. An evaluated price represents an assessment by the pricing service using various market inputs of what the pricing service believes is the fair value of a security at a particular point in time. The pricing service determines evaluated prices for debt securities that would be transacted at institutional-size quantities using inputs including, but not limited to, (i) recent transaction prices and dealer quotes, (ii) transaction prices for what the pricing service believes are securities with similar characteristics, (iii) the pricing vendor’s assessment of the risk inherent in the security taking into account criteria such as credit quality,

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payment history, liquidity and market conditions, and (iv) various correlations and relationships between security price movements and other factors, such as interest rate changes, which are recognized by institutional traders. In the case of mortgage-backed and asset-backed securities, the inputs used by the pricing service may also include information about cash flows, prepayment rates, default rates, delinquency and loss assumptions, collateral characteristics, credit enhancements and other specific information about the particular offering. Because many debt securities trade infrequently, the pricing vendor will often not have current transaction price information available as an input in determining an evaluated price for a particular security. When current transaction price information is available, it is one input into the pricing service’s evaluation process, which means that the evaluated price supplied by the pricing service will frequently differ from that transaction price. Securities held by Harbor Money Market Fund are valued at amortized cost, which the Adviser has determined, pursuant to the Board of Trustees’ authorization, approximates fair value. Under this method, investments purchased at a discount or premium are valued by accreting or amortizing the difference between the original purchase price and the maturity value of the issue over the period to effective maturity. Short-term securities with a remaining maturity of less than 60 days at the time of acquisition that are held by each Fund other than Harbor Money Market Fund are also generally valued at amortized cost, which approximates fair value. Securities that use similar valuation techniques and inputs as described above are normally categorized as Level 2 in the fair value hierarchy.

Over-the-counter (“OTC”) financial derivative instruments, such as forward currency contracts, options contracts, and swap agreements, derive their value from underlying asset prices, indices, reference rates and other inputs, or a combination of these factors. These instruments are valued using evaluated prices furnished by a pricing service selected by the Board of Trustees. In certain cases, when a valuation is not readily available from a pricing service, the Fund’s subadviser provides a valuation, typically using its own proprietary models. Depending on the instrument and the terms of the transaction, the value of the derivative instrument can be determined by a pricing service or subadviser using a series of techniques, including simulation pricing models. The pricing models use inputs, such as issuer details, indices, spreads, interest rates, yield curves, dividends and exchange rates, that are observed from actively quoted markets. Derivative instruments that use valuation techniques and inputs similar to those described above are normally categorized as Level 2 in the fair value hierarchy.

When reliable market quotations or evaluated prices supplied by a pricing vendor are not readily available or are not believed to accurately reflect fair value, securities are priced at their fair value as determined by the Trust’s Valuation Committee (the “Valuation Committee”) pursuant to procedures adopted, and subject to oversight, by the Board of Trustees. The Valuation Committee is comprised of a trustee and officers of the Trust and employees of Harbor Capital with relevant experience or responsibilities. Each security for which the Valuation Committee determines a fair value, including the basis for the fair value decision, is reviewed by the Board of Trustees at its regularly scheduled board meetings.

When a fair valuation method is applied by the Valuation Committee or a Fund’s subadviser, securities will be priced by a method that the Valuation Committee or subadviser believes accurately reflects fair value. Securities valued using fair valuation methods that incorporate significant unobservable inputs are normally categorized as Level 3 in the fair value hierarchy. Examples of possible fair valuation methodologies used in determining the fair value of securities categorized as Level 3 in the fair value hierarchy include, but are not limited to, benchmark pricing and indicative market quotations.

When benchmark pricing is used, the base price of a debt security is set and then subsequently adjusted in proportion to the market value changes of an index or similar security (the “benchmark security”) that trades in an active market or for which other observable inputs are available. The base price may be a broker-dealer quote, transaction price, or an internal value as derived by analysis of market data. The base price of the security may be reset on a periodic basis based on the availability of market data and procedures approved by a Fund’s subadviser. If the benchmark security is categorized as Level 2 of the fair value hierarchy due to the lack of an active market for that security, any security adjusted in proportion to the market value of the benchmark security may be categorized as Level 3 in the fair value hierarchy. Significant changes in the unobservable inputs of the benchmark pricing process (i.e., the base price) would result in direct and proportional changes in the fair value of the security. The reasonability of the fair value is reviewed by the subadviser on a periodic basis and may be amended as the availability of market data indicates a material change.

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If evaluated pricing through a third-party pricing vendor is not available or deemed to be indicative of fair value, a Fund’s subadviser may elect to obtain indicative market quotations (“broker quotes”) directly from a broker-dealer or passed through from a third-party pricing vendor. Indicative market quotations are typically received from established market participants. In the event that the source of fair value is from a single-sourced broker quote, but the subadviser does not have the transparency to view the underlying inputs that support the market quotation, these securities are categorized as Level 3 in the fair value hierarchy. Significant changes in the broker quote would have direct and proportional changes in the fair value of the security.

A Fund may also use fair value pricing if the value of some or all of the Fund’s securities have been materially affected by events occurring before the Fund’s pricing time but after the close of the primary markets or exchanges on which the security is traded. This most commonly occurs with foreign securities, but may occur with other securities as well. In such cases, the Fund may apply a fair value factor supplied by the pricing service to a foreign security’s market close value to reflect changes in value that may have occurred between the close of the primary market or exchange on which the security is traded and the Fund’s pricing time. That factor may be derived using observable inputs such as a comparison of the trading patterns of a foreign security to intraday trading in the U.S. markets that are highly correlated to the foreign security or other information that becomes available after the close of the foreign market on which the security principally traded. Fair value pricing is inherently subjective and reflects good faith judgments based on available information. When fair value pricing is employed, the prices of securities used by a Fund to calculate its net asset value may differ from market quotations, official closing prices or evaluated prices for the same securities, which means that the Fund may value those securities higher or lower than another given fund that uses market quotations, official closing prices or evaluated prices supplied by a pricing vendor in its calculation of net asset value. Securities valued using observable inputs, such as those described above, are normally categorized as Level 2 of the fair value hierarchy.

Fair Value Measurements and Disclosures

Various inputs may be used to determine the value of each Fund’s investments, which are summarized in three broad categories defined as Level 1, Level 2 and Level 3. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The assignment of an investment to Level 1, 2 or 3 is based on the lowest level of significant inputs used to determine its fair value.

Level 1—	Quoted prices in active markets for identical securities.
Level 2—	Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—	Significant unobservable inputs are used in situations where quoted prices or other observable inputs are not available or are deemed unreliable. Significant unobservable inputs may include the Funds’ own assumptions.

Transfers between Levels, if any, are recognized as of the last day in the fiscal quarter of the period in which the event or change in circumstances that caused the reclassification occurred. For fair valuations using significant unobservable inputs, a reconciliation of the beginning to ending balances for reported fair values is provided that presents changes attributable to realized and unrealized gains and losses and purchases, sales, and transfers in/out of the Level 3 category during the period. A table that includes a categorization of investments into Level 1, Level 2 or Level 3, transfers between Levels, if any, and a Level 3 reconciliation, including details of significant unobservable inputs used, when applicable, can be found at the end of each Fund’s Portfolio of Investments schedule.

The Funds used observable inputs in their valuation methodologies whenever they were available and deemed reliable.

Loan Participations and Assignments

Loan participations and loan assignments are direct debt instruments, which are interests in amounts owed by corporate, governmental, or other borrowers to lenders or lending syndicates. During the period, Harbor High-Yield Bond Fund and Harbor Bond Fund invested in loan participations and assignments. A Fund’s investments in loans may be in the form of

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participation in loans or assignments of all or a portion of loans from third parties. A loan is often administered by a bank or other financial institution (the “agent”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. When investing in a loan participation, the Fund has the right to receive payments of principal, interest and any fees to which it is entitled, only from the agent selling the loan agreement and only upon receipt by the agent of payments from the borrower. As a result, the Fund may be subject to the credit risk of both the borrower and the agent that is selling the loan agreement. When the Fund purchases assignments from agents it acquires direct rights against the borrower on the loan.

Harbor High-Yield Bond Fund has also entered into unfunded loan commitments, which are contractual obligations for future funding. Unfunded loan commitments may include revolving credit facilities, which may obligate the Fund to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a percentage of the notional loan amounts will never be utilized by the borrower. The funded portion of these credit agreements are presented on the Portfolio of Investments. Unfunded loan commitments are marked to market daily and any unrealized appreciation or depreciation is included in the Statement of Assets and Liabilities and the Statement of Operations.

Harbor High-Yield Bond Fund may also receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan. In certain circumstances, a Fund may receive a prepayment penalty fee upon the prepayment of a loan by a borrower. Fees earned are recorded as a component of interest income on the Statements of Operations.

As of April 30, 2015, Harbor High-Yield Bond Fund had $23,650 in unfunded loan commitments outstanding.

Inflation-Indexed Bonds

Inflation-indexed bonds are fixed-income securities whose principal value is periodically adjusted based on the rate of inflation. During the period, Harbor Bond Fund and Harbor Real Return Fund invested in inflation-indexed bonds. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value that is adjusted for inflation. Any increase in the principal amount of an inflation-indexed bond will be included as interest income even though investors do not receive the principal until maturity.

Mortgage-Related and Other Asset-Backed Securities

Mortgage-backed or asset-backed securities include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, mortgage dollar roll transactions, CMO residuals, stripped mortgage-backed securities (“SMBSs”) and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. During the period, Harbor Bond Fund and Harbor Real Return Fund invested in mortgage- or other asset-backed securities. The value of some mortgage- or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose a Fund to a lower rate of return upon reinvestment of principal. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

U.S. Government Securities

During the period, Harbor Bond Fund, Harbor Real Return Fund and Harbor Money Market Fund invested in U.S. government securities. U.S. government securities include securities issued by U.S. government agencies or government-sponsored enterprises that may not be guaranteed by the U.S. Treasury. The Government National Mortgage Association (“GNMA” or “Ginnie Mae”), a wholly owned U.S. government corporation, is authorized to guarantee, with the full faith and credit of the U.S. government, the timely payment of principal and interest on securities issued by

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institutions approved by GNMA and backed by pools of mortgages insured by the Federal Housing Administration or guaranteed by the Department of Veterans Affairs. Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. government) include the Federal National Mortgage Association (“FNMA” or “Fannie Mae”) and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). On September 7, 2008, the Federal Housing Finance Agency placed Fannie Mae and Freddie Mac in conservatorship, while the U.S. Treasury agreed to purchase preferred stock as needed to ensure that both Fannie Mae and Freddie Mac maintain a positive net worth (guaranteeing up to $100 billion for each entity). As a consequence, certain fixed income securities of Fannie Mae and Freddie Mac have more explicit U.S. government support.

Forward Commitments and When-Issued Securities

During the period, Harbor Bond Fund purchased and sold securities on a forward commitment basis, including “TBA” (to be announced) purchase and sale commitments. Purchasing securities on a when-issued or forward commitment basis involves a risk of loss if the value of the security to be purchased declines prior to the settlement date. Such risk is in addition to the risk of decline in value of a Fund’s other assets. Although a Fund would generally purchase securities on a when-issued or forward commitment basis with the intention of acquiring securities for its portfolio, a Fund may dispose of a when-issued security or forward commitment prior to settlement if a subadviser deems it appropriate to do so. Each Fund may enter into a forward commitment sale to hedge its portfolio positions or to sell securities it owned under a delayed delivery arrangement. Sale proceeds are not received until the contractual settlement date. While such a contract is outstanding, a Fund must segregate equivalent deliverable securities or hold an offsetting purchase commitment. A Fund may realize short-term gains or losses upon such purchases and sales. These transactions involve a commitment by a Fund to purchase or sell securities at a future date (ordinarily one or two months later). The price of the underlying securities (usually expressed in terms of yield) and the date when the securities will be delivered and paid for (the settlement date) are fixed at the time the transaction is negotiated. When-issued purchase and forward commitment transactions are negotiated directly with the other party, and such commitments are not traded on exchanges.

The value of securities purchased on a when-issued or forward commitment basis and any subsequent fluctuations in their value are reflected in the computation of a Fund’s net asset value starting on the date of the agreement to purchase the securities. A Fund does not earn interest on the securities it has committed to purchase until they are paid for and delivered on the settlement date. When a Fund makes a forward commitment to sell securities it owns, the proceeds to be received upon settlement are included in the Fund’s assets. Fluctuations in the market value of the underlying securities are not reflected in a Fund’s net asset value as long as the commitment to sell remains in effect. Settlement of when-issued purchase and forward commitment transactions generally takes place within two months after the date of the transaction, but a Fund may agree to a longer settlement period.

A Fund will purchase securities on a when-issued basis, or purchase or sell securities on a forward commitment basis, only with the intention of completing the transaction and actually purchasing or selling the securities. If deemed advisable as a matter of investment strategy, however, a Fund may dispose of or renegotiate a commitment after it is entered into. A Fund also may sell securities it has committed to purchase before those securities are delivered to such Fund on the settlement date. A Fund may realize a capital gain or loss in connection with these transactions. When a Fund purchases securities on a when-issued or forward commitment basis, the Fund will maintain in a segregated account with the Fund’s custodian, or set aside or restrict in the subadviser’s records or systems relating to the Fund, cash or liquid assets having a value (determined daily) at least equal to the amount of the Fund’s purchase commitments. In the case of a forward commitment to sell portfolio securities, portfolio holdings will be held in a segregated account with the Fund’s custodian, or set aside or restricted on the subadviser’s records or systems relating to the Fund, while the commitment is outstanding.

Repurchase Agreements

In a repurchase agreement, a Fund buys a security at one price and simultaneously agrees to sell it back at a higher price. Such agreements must be adequately collateralized to cover the counterparty’s obligation to the Fund to close out the repurchase agreement. During the period, each Fund entered into repurchase agreements with domestic or foreign banks

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or with a member firm of the Financial Industry Regulatory Authority, Inc., or an affiliate of a member firm that is a primary dealer in U.S. government securities. Each repurchase agreement counterparty must meet the minimum credit quality requirements applicable to the respective Fund and any other appropriate counterparty criteria as determined by the Fund’s subadviser. The minimum credit quality requirements are those applicable to a Fund’s purchase of securities such that if a Fund is permitted to only purchase securities that are rated investment-grade (or the equivalent if unrated), that Fund could only enter into repurchase agreements with counterparties that have debt outstanding that is rated investment-grade (or the equivalent if unrated). The securities are regularly monitored to ensure that the collateral is adequate. A Fund seeks to further mitigate its counterparty risk by entering into master repurchase agreements with its counterparties. The master repurchase agreements provide that, in the event of a counterparty’s default, including bankruptcy, the Fund may terminate any repurchase agreements with that counterparty, determine the net amount owned, and sell or retain the collateral up to the net amount owed to the Fund. A counterparty’s default may cause the Fund to suffer losses, including loss of interest on or principal of the securities and costs associated with delay and enforcement of the terms of the master repurchase agreement.

Sale-Buybacks

A “sale-buyback” transaction consists of a sale of a portfolio security by the Fund to a financial institution (the counterparty) with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. The Fund is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. During the period, Harbor Bond Fund and Harbor Real Return Fund entered into such financing transactions referred to as sale-buybacks.

The agreed-upon proceeds for securities to be repurchased by the Fund are reflected as a liability on the Statement of Assets and Liabilities. The Fund will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the “price drop.” A price drop consists of two components: (i) the foregone interest and inflationary income adjustments, if any, the Fund would have otherwise received had the security not been sold, and (ii) the negotiated financing terms between the Fund and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Statement of Operations. Interest payments based upon negotiated financing terms made by the Fund to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for a security, the Fund may receive a fee for use of the security by the counterparty, which may result in additional interest income to the Fund.

The average amount of borrowings outstanding during the six-month period ended April 30, 2015 was $179,299 at a weighted average interest rate of 0.142% for the Harbor Bond Fund and $51,138 at a weighted average interest rate of 0.240% for the Harbor Real Return Fund.

Short Sales

During the period, Harbor Bond Fund engaged in short-selling, which obligates a Fund to replace a borrowed security by purchasing it at the market price at the time of replacement. Until the security is replaced, such Fund is required to pay any accrued interest or dividends to the lender and also may be required to pay a premium. A Fund would realize a gain if the security declines in price between the date of the short sale and the date on which the Fund replaces the borrowed security. A Fund would incur a loss as a result of the short sale if the price of the security increases between those dates. Until a Fund replaces the borrowed security, subject to pre-arranged exposure levels, it will maintain cash or liquid securities sufficient to cover its short position in a segregated account with the Fund’s custodian or set aside or restricted in the subadviser’s records or systems relating to the Fund. Short sales involve the risk of an unlimited increase in the market price of the borrowed security.

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Futures Contracts

A futures contract is an agreement between two parties to buy or sell a specified financial instrument at a set price on a future date. During the period, Harbor Bond Fund and Harbor Real Return Fund used futures contracts to gain exposure to the fixed income asset class with greater efficiency and lower cost than was possible through direct investment, to add value when these securities were attractively priced, or to adjust the portfolio’s sensitivity to changes in interest rates or currency exchange rates. Futures contracts tend to increase or decrease a Fund’s exposure to the underlying instrument or can be used to hedge other Fund investments.

Upon entering into a futures contract, a Fund is required to pledge to the broker an amount of cash, U.S. government securities or other liquid securities equal to the minimum “initial margin” requirements of the exchange. Pursuant to the contract, a Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract referred to as “variation margin.” Such receipts or payments are recorded by a Fund as unrealized gains or losses. When the contract is closed or expires, a Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. A Fund may suffer losses if it is unable to close out its position because of an illiquid secondary market. There is no assurance that a portfolio manager will be able to close out its position when the portfolio manager considers it appropriate or desirable to do so. In the event of adverse price movements, a Fund may be required to continue making daily cash payments to maintain its required margin. If a Fund has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements at a time when the portfolio manager would not otherwise elect to do so. In addition, a Fund may be required to deliver or take delivery of instruments. The maximum potential loss on a long futures contract is the U.S. dollar value of the notional amount at the time the contract is opened. The potential loss on a short futures contract is unlimited. There is minimal counterparty risk with futures contracts as they are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

Options

An option, including rights and warrants, is a contract that offers the buyer the right, but not the obligation, to buy (call) or sell (put) a security or other financial asset at an agreed-upon price (the strike price) during a certain period of time or on a specific date (exercise date). During the period, Harbor Bond Fund and Harbor Real Return Fund purchased and wrote (sold) option contracts to manage their exposure to the bond markets and to fluctuations in interest rates and currency values. Call options tend to increase a Fund’s exposure to the underlying instrument, if purchased, and decrease exposure to the underlying instrument, if written. Put options tend to decrease a Fund’s exposure to the underlying instrument, if purchased, and increase exposure to the underlying instrument, if written.

When a Fund purchases an option, it pays a premium. If a purchased option expires, a Fund realizes a loss in the amount of the premium. If a Fund enters into a closing sale transaction, it realizes a gain or loss, depending on whether the proceeds from the sale are greater or less than the cost of the option. If a call option is exercised by a Fund, the cost of the securities acquired by exercising the call is increased by the premium paid to buy the call. If a put option is exercised by a Fund, it realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are decreased by the premium originally paid. The risk associated with purchasing options is limited to the premium paid. A Fund’s maximum risk of loss from counterparty credit risk is also limited to the premium paid for the contract.

When a Fund writes an option, it receives a premium. If a written option expires on its stipulated expiration date, or if a Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss, if the cost of a closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written call option is exercised, a Fund realizes a gain or loss from the sale of the underlying security, and the proceeds of the sale are increased by the premium originally received. If a written put option is exercised, the amount of the premium originally received reduces the cost of the security that a Fund purchases upon exercise of the option.

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The risk in writing a call option is that a Fund relinquishes the opportunity to profit if the market price of the underlying security increases and the option is exercised. In writing a put option, a Fund assumes the risk of incurring a loss if the market price of the underlying security decreases and the option is exercised. In addition, there is a risk that a Fund may not be able to enter into a closing transaction because of an illiquid secondary market or if the counterparty does not perform under the contract’s terms.

Swap Agreements

A swap is a contract between two parties to exchange future cash flows at specified intervals (payment dates) based upon a notional principal amount during the agreed-upon life of the contract. Swaps are marked to market daily and changes in value are recorded as unrealized appreciation or depreciation.

Upon entering a swap agreement, any payments received or made at the beginning of the measurement period are reflected as such on the Statements of Assets and Liabilities and represent a reconciling value to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (such as credit spreads, currency exchange rates, interest rates, and other relevant factors). These upfront payments are recorded as realized gains or losses on the Statements of Operations upon termination or maturity of the swap. If a liquidation payment is received or made at the termination of the swap, it is recorded as realized gain or loss on the Statements of Operations. Net periodic payments received or paid by the Fund are included as part of realized gains or losses on the Statement of Operations. A Fund will only enter into swap agreements with counterparties that meet the minimum credit quality requirements applicable to the Fund and any other appropriate counterparty criteria as determined by the Fund’s subadviser. The minimum credit quality requirements are similar to those applicable to a Fund’s purchase of securities, such that if the Fund is permitted to only purchase securities that are rated investment-grade (or the equivalent if unrated), the Fund could only enter into one of the below referenced transactions with counterparties that have debt outstanding that is rated investment-grade (or the equivalent if unrated). Entering into swap agreements involves, to varying degrees, elements of credit risk, market risk and interest rate risk in excess of the amount recognized in the Statement of Assets and Liabilities. Such risks include the possibility that there is not a liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform, or that there may be unfavorable changes in market conditions or interest rates. The Fund’s maximum risk of loss from counterparty credit risk is the discounted value of the net cash flows to be received from the counterparty over the contract’s remaining life or the value of the contract. This risk is typically mitigated by entering into swap agreements with highly-rated counterparties, the existence of a master netting arrangement between the Fund and the counterparty, and the posting of collateral by the counterparty.

Interest Rate Swaps are agreements between counterparties to exchange cash flows or an exchange of commitments to pay or receive interest with respect to the notional amount of principal. During the period, Harbor Bond Fund and Harbor Real Return Fund used interest rate swap agreements to manage their exposure to interest rate changes. Changes in interest rates can have an effect on the value of bond holdings, the amount of interest income earned, and the value of interest rate swaps held.

Credit Default Swaps are agreements between counterparties to buy or sell protection on a debt security, a basket of securities, or an index of obligations against a defined credit event. Under the terms of a credit default swap, the buyer of protection receives credit protection in exchange for making periodic payments to the seller of protection based on a given percentage applied to a notional principal amount. In return for these payments, the seller acts as the guarantor of the creditworthiness of a reference entity, obligation or index. During the period, Harbor Bond Fund and Harbor Real Return Fund used credit default swap agreements as a seller to gain credit exposure to an issuer or to simulate investments in long bond positions that were either unavailable or less attractively priced in the bond market; such Funds used credit default swap agreements as a buyer to provide a measure of protection against defaults of an issuer. An issuer may represent either a single issuer, a “basket” of issuers, or a credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole.

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The buyer in a credit default contract is obligated to pay the seller a periodic stream of payments over the term of the contract provided that no credit event occurs. Credit events may include bankruptcy, failure to pay principal, maturity extension, rating downgrade, or write-down. As a seller, if an underlying credit event occurs, a Fund will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the reference obligation (or underlying securities comprising an index), or pay a net settlement amount of cash equal to the notional amount of the swap less the recovery value of the reference obligation (or underlying securities comprising an index). As a buyer, if an underlying credit event occurs, a Fund will either receive from the seller an amount equal to the notional amount of the swap and deliver the reference obligation (or underlying securities comprising an index) or receive a net settlement. The maximum exposure to loss of the notional value as the seller of credit default swaps outstanding at April 30, 2015 for Harbor Bond Fund and Harbor Real Return Fund was $239,194 and $1,625, respectively.

Forward Currency Contracts

A forward currency contract is an agreement between two parties to buy and sell currencies at a set price on a future date. During the period, Harbor Bond Fund and Harbor Real Return Fund used forward currency contracts to manage their exposure to changes in exchange rates or as a hedge against foreign exchange risk related to specific transactions or portfolio positions.

The forward currency contract is marked-to-market daily and the change in market value is recorded as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value on the open and close date. Risk of losses may arise from changes in the value of the foreign currency, or if the counterparties do not perform under the contract’s terms. The maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened. During the period, Harbor Bond Fund and Harbor Real Return Fund entered into collateral agreements with certain counterparties to mitigate counterparty risk associated with forward currency contracts.

Foreign Currency Spot Contracts

A foreign currency spot contract is an agreement between two parties to buy and sell currencies at the current market rate for settlement within two business days. During the period, Harbor Bond Fund and Harbor Real Return Fund used foreign currency spot contracts to facilitate transactions in foreign securities or to convert foreign currency receipts into U.S. dollars.

The foreign currency spot contract is marked-to-market daily for settlements beyond one day, and any change in market value is recorded as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value on the open and close date. Risk of losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contract’s terms. The maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened.

Foreign Currency Translations

Purchases and sales of securities are translated into U.S. dollars at the current exchange rate on the respective dates of the transactions. Income and withholding taxes are translated at the prevailing exchange rate when accrued or incurred. The accounting records of the Funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars based on the current exchange rates at April 30, 2015.

Reported net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of foreign forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income accrued and tax reclaims receivable and the U.S. dollar amount actually received. The effects of changes in foreign currency exchange rates on investments in securities are included in the net realized and unrealized gain or loss on investments in the Statement of Operations.

Harbor Fixed Income Funds

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 2—SIGNIFICANT ACCOUNTING POLICIES—Continued

Investment Income

Dividends declared on portfolio securities are accrued on the ex-dividend date. For foreign securities held, certain dividends are recorded after the ex-dividend date, but as soon as the respective Fund is notified of such dividends. Interest income is accrued daily as earned. Discounts and premiums on fixed income securities purchased are amortized over the life of the respective securities using the effective yield method. Paydown gains and losses on mortgage-backed and asset-backed securities are recognized as a component of interest income.

Securities Transactions

Securities transactions are accounted for on the trade date (the date the order to buy or sell is executed). Realized gains or losses on security transactions are determined on the basis of identified cost for both federal income tax and financial reporting purposes.

Proceeds from Litigation

The Funds may receive proceeds from shareholder litigation settlements involving current and/or previously held portfolio holdings. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/(loss) if the security has been disposed of by a Fund or in unrealized gain/(loss) if the security is still held by a Fund.

Distribution to Shareholders

Distributions on Fund shares are recorded on the ex-dividend date.

Expenses

Expenses incurred by the Trust are charged directly to the Fund that incurred such expense whenever possible. With respect to expenses incurred by any two or more Harbor Funds where amounts cannot be identified on a fund by fund basis, such expenses are generally allocated in proportion to the average net assets or the number of shareholders of each Fund.

Custodian

The Funds have credit balance arrangements with the Funds’ custodian whereby uninvested cash is invested in a short-term investment vehicle and amounts earned constitute an expense credit that is applied against gross custody expenses. Such custodial expense reductions are reflected on the accompanying Statement of Operations.

Class Allocations

Income, common expenses and realized and unrealized gains/(losses) are determined at the Fund level and allocated daily to each class of shares based on the applicable net assets of the respective classes. Distribution and service fees, if any, and transfer agent fees are calculated daily at the class level based on the applicable net assets of each class and the specific expense rate(s) applicable to each class.

Taxes

Each Fund is treated as a separate entity for federal tax purposes. Each Fund’s policy is to meet the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute to its shareholders all of its taxable income within the prescribed time. It is also the intention of each Fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation of securities held or excise taxes on income and capital gains.

Harbor Fixed Income Funds

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 2—SIGNIFICANT ACCOUNTING POLICIES—Continued

The Funds may be subject to taxes imposed by countries in which they invest. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and unrealized appreciation as such income and/or gains are earned.

Management has analyzed each Fund’s tax positions for all open tax years (in particular, U.S. federal income tax returns for the tax years ended October 31, 2011–2013), including all positions expected to be taken upon filing the 2014 tax return, in all material jurisdictions where the Funds operate, and has concluded that no provision for income tax is required in any Fund’s financial statements. The Funds will recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations.

Statement of Cash Flows

U.S. Generally Accepted Accounting Principles (“U.S. GAAP”) requires entities providing financial statements that report both a Statement of Assets and Liabilities and a Statement of Operations to also provide a Statement of Cash Flows for each period for which results of operations are provided. Investment Companies that meet certain conditions are exempted from this requirement. One of the conditions that must be satisfied is that the fund have little or no debt outstanding during the period. During the six-month period ended April 30, 2015, Harbor Real Return Fund and Harbor Bond Fund entered into repurchase agreements, which are now categorized as sale-buyback financing transactions under the Accounting Standards Update (“ASU”) 2011-03, A Reconsideration of Effective Control for Repurchase Agreements (“ASU 2011-03”). ASU 2011-03 refers to the accounting for repurchase agreements and similar agreements that entitle and obligate a transferor to repurchase or redeem financial assets before their maturity. These transactions resulted in debt being recorded on each Fund’s Statements of Assets and Liabilities. Management has determined that the average level of debt outstanding during the period for Harbor Real Return Fund requires the Fund to present a Statement of Cash Flows.

New Accounting Pronouncements

In June 2014, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) 2014-11, Transfers and Servicing (“ASU 2014-11”) which expands secured borrowing accounting for certain repurchase agreements. ASU 2014-14 will also require additional disclosures for certain transactions accounted for as sales, in order to provide financial statement users with information to compare to similar transactions accounted for as secured borrowings. ASU 2014-14 will become effective for interim or annual periods beginning after December 15, 2014. Management is evaluating the implications of this pronouncement and the impact it will have on the financial statement disclosures.

In May 2015, FASB issued ASU 2015-07, Disclosures for Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent) (“ASU 2015-07”) which removes the requirement to make certain fair value disclosures for investments that are eligible to be measured at fair value using the net asset value per share. ASU 2015-07 becomes effective for interim or annual periods beginning after December 15, 2015. Management is evaluating the implications of this pronouncement and the impact it will have on the financial statement disclosures.

Money Market Fund Reform

The Securities and Exchange Commission recently adopted changes to the rules that govern money market funds. These changes will: (1) permit, subject to the discretion of the Board of Trustees, money market funds to impose a “liquidity fee” (up to 2%) and/or “gates” that temporarily restrict redemptions from the funds, if weekly liquidity levels fall below the required regulatory threshold, and (2) require “institutional” money market funds to operate with a floating net asset value rounded to the fourth decimal place. “Government money market funds,” which are money market funds that limit their investments to cash, U.S. Government Securities, and/or repurchase agreements that are collateralized fully, are exempt from these requirements. These changes may affect the Harbor Money Market Fund’s investment strategies, operations and/or return potential. At this time, management is evaluating the potential impact of these changes which have a phase in compliance period ranging from July 2015 through October 2016.

Harbor Fixed Income Funds

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 3—INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, other than short-term securities, for each Fund for the six-month period ended April 30, 2015 are as follows:

	Purchases		Sales
	U.S. Government	Other	U.S. Government	Other
Harbor Convertible Securities Fund	$—	$220,241	$—	$219,587
Harbor High-Yield Bond Fund	—	552,850	—	659,804
Harbor Bond Fund	9,887,043	565,278	9,390,034	1,008,412
Harbor Real Return Fund	384,011	14,219	414,212	13,789

Written Options

Transactions in written options for the six-month period ended April 30, 2015 are summarized as follows:

HARBOR BOND FUND
	Swap Options - U.S.		Currency Options		Options on Futures
	Number of Contracts	Premiums Received	Number of Contracts	Premiums Received	Number of Contracts	Premiums Received
Options outstanding at beginning of year	1,377,400,000	$6,479	351,600,000	$2,140	1,225	$309
Options opened	687,300,000	2,481	666,300,000	5,655	19,460	474,957
Options closed	(8,000,000)	(97)	(92,700,000)	(821)	(6,603)	(292,341)
Options exercised	(301,300,000)	(849)	(219,000,000)	(1,463)	(4,909)	(180,090)
Options expired	(863,000,000)	(3,174)	(510,800,000)	(3,708)	(6,335)	(1,709)

Open at 04/30/2015	892,400,000	$4,840	195,400,000	$1,803	2,838	$1,126

HARBOR REAL RETURN FUND
	Swap Options - U.S.		Currency Options		Options on Futures
	Number of Contracts	Premiums Received	Number of Contracts	Premiums Received	Number of Contracts	Premiums Received
Options outstanding at beginning of year	42,600,000	$196	6,610,000	$71	—	$—
Options opened	56,800,000	458	14,812,000	140	140	3,716
Options closed	(13,400,000)	(129)	—	—	(30)	(3,667)
Options exercised	(4,800,000)	(9)	(6,361,000)	(36)	(33)	(12)
Options expired	(41,100,000)	(150)	(8,419,000)	(63)	(71)	(36)

Open at 04/30/2015	40,100,000	$366	6,642,000	$112	6	$1

Master Netting Arrangements

As described in further detail below, the Funds may enter into certain Master Netting Agreements that govern the terms of certain transactions. Master Netting Agreements are designed to reduce the counterparty risk associated with relevant transactions by establishing credit protection mechanisms and providing standardization as a means of improving legal certainty. As Master Netting Agreements are specific to the unique operations of different asset types, they allow a Fund to close out and net its total exposure to a counterparty in the event of a default with respect to all of the transactions governed under a single agreement with that counterparty. Master Netting Agreements can also help reduce counterparty risk by specifying collateral posting requirements at pre-arranged exposure levels. Securities and cash pledged as collateral are reflected as assets in the Statement of Assets and Liabilities as either a component of investments at value (securities) or cash-restricted (deposits due from counterparties). Cash collateral received is not typically held in a segregated account and, as such, is reflected as a liability in the Statement of Assets and Liabilities as due to broker. The fair value of any securities received as collateral is not reflected as a component of net asset value.

Harbor Fixed Income Funds

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 3—INVESTMENT PORTFOLIO TRANSACTIONS—Continued

For the six-month period ended April 30, 2015, the following Master Netting Agreements have been entered into by one or more of the Funds:

Master Repurchase Agreements and Global Master Repurchase Agreements, which govern repurchase, reverse repurchase, and sale-buyback transactions between the Fund and select counterparties. As of April 30, 2015, Harbor Convertible Securities Fund, Harbor High Yield Bond Fund and Harbor Bond Fund had investment exposures subject to the terms of these agreements.

Master Securities Forward Transaction Agreements, which govern the considerations and factors surrounding the settlement of certain forward settling transactions, such as delayed-delivery or sale-buyback transactions by and between the Fund and select counterparties. As of April 30, 2015, Harbor Bond Fund and Harbor Real Return Fund had investment exposures subject to the terms of these agreements.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes, which govern Over-The-Counter (OTC) market traded financial derivative transactions entered into by the Fund and select counterparties. As of April 30, 2015, Harbor Bond Fund and Harbor Real Return Fund had investment exposures subject to the terms of these agreements.

Please see Note 7—Offsetting Assets and Liabilities for a summary of current outstanding exposures by counterparty by Funds under terms of Master Agreements with netting provisions that enable a Fund to net its total exposure to a given counterparty.

NOTE 4—FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Adviser

Harbor Capital is an indirect, wholly-owned subsidiary of Robeco Groep N.V. (“Robeco”). Robeco is majority owned by ORIX Corporation (“ORIX”). Harbor Capital is the Trust’s investment adviser and is also responsible for administrative and other services.

Each Fund has a separate advisory agreement with Harbor Capital. The agreements provide for fees based on an annual percentage rate of average daily net assets as follows:

	Contractual Rate		Actual Rate[d]
Harbor Convertible Securities Fund	0.65%		0.65%
Harbor High-Yield Bond Fund	0.60	[a]	0.56
Harbor Bond Fund	0.48	[b]	0.46
Harbor Real Return Fund	0.48		0.48
Harbor Money Market Fund	0.20	[c]	0.00

a	The Adviser has contractually agreed to reduce the management fee to 0.56% through February 29, 2016.

b	The Adviser has contractually agreed to reduce the management fee to 0.43% on assets between $1 billion and $3 billion and 0.405% on assets greater than $3 billion through February 28, 2018.

c	The Adviser has contractually agreed to reduce the management fee to 0.18% through February 29, 2016.

d	Annualized for the six-month period ended April 30, 2015.

Harbor Capital has from time to time voluntarily or contractually agreed not to impose a portion of its management fees and/or to bear a portion of the expenses incurred in the operation of certain Funds in order to limit Fund expenses. Such waivers, if any, are reflected on the accompanying Statements of Operations for the respective Funds. Harbor Capital has entered into contractual expense limitation agreements with: Harbor Bond Fund limiting the Fund’s operating expenses, excluding interest expense (if any), to 0.51% and 0.76% for the Institutional Class and Administrative Class, respectively; Harbor Real Return Fund limiting the Fund’s operating expenses, excluding interest expense (if any), to 0.57% and 0.82% for the Institutional Class and Administrative Class, respectively; and Harbor Money Market Fund limiting the Fund’s operating expenses, excluding interest expense (if any), to 0.28% and 0.53% for the Institutional Class and Administrative Class, respectively. The contractual expense limitation agreements are effective through February 29, 2016. Since December 9, 2009, Harbor Capital has voluntarily reimbursed all expenses of the Harbor Money Market Fund resulting in actual expense ratios for the six-month period ended April 30, 2015 of 0.00% and 0.00% for the Institutional Class and Administrative Class, respectively. All expense limitations are inclusive of the transfer agent fee waiver discussed in the Transfer Agent note below.

Harbor Fixed Income Funds

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 4—FEES AND OTHER TRANSACTIONS WITH AFFILIATES—Continued

Distributor

Harbor Funds Distributors, Inc. (“Harbor Funds Distributors” or the “Distributor”), a wholly-owned subsidiary of Harbor Capital, is the distributor for Harbor Funds’ shares. Under the Trust’s current distribution plans pursuant to Rule 12b-1 under the Investment Company Act with respect to each Fund’s Administrative and Investor Class shares (collectively, the “12b-1 Plans”), as applicable, each Fund pays the Distributor compensation at the annual rate of 0.25% of the average daily net assets of its Administrative and Investor Class shares. The 12b-1 Plans compensate the Distributor for the purpose of financing any activity that is primarily intended to result in the sale of Administrative and Investor Class shares of the Funds or for recordkeeping services or the servicing of shareholder accounts in the Administrative and Investor Class shares of the Funds. Such activities include, but are not limited to: printing of prospectuses and statements of additional information and reports for prospective shareholders (i.e., other than existing shareholders); preparation and distribution of advertising material and sales literature; expenses of organizing and conducting sales seminars; supplemental payments to dealers or other institutions such as asset-based sales charges, payments of recordkeeping fees under recordkeeping arrangements, or payments of service fees under shareholder service arrangements; and costs of administering the 12b-1 Plans.

Amounts payable by a Fund under the 12b-1 Plans need not be directly related to the expenses actually incurred by the Distributor on behalf of each Fund. The 12b-1 Plans do not obligate the Funds to reimburse the Distributor for the actual expenses the Distributor may incur in fulfilling its obligations under the 12b-1 Plans. Thus, even if the Distributor’s actual expenses exceed the fee payable to the Distributor at any given time, the Funds will not be obligated to pay more than that fee. If the Distributor’s expenses are less than the fee it receives, the Distributor will retain the difference.

The fees attributable to each Fund’s respective class are shown on the accompanying Statement of Operations.

Transfer Agent

Harbor Services Group, Inc. (“Harbor Services Group”), a wholly-owned subsidiary of Harbor Capital, is the transfer and shareholder servicing agent for the Funds. The transfer agency and service agreement is reviewed and approved annually by the Board of Trustees and provides currently for compensation up to the following amounts per class of each Fund:

Share Class	Transfer Agent Fees[a]
Institutional Class	0.065% of the average daily net assets of all Institutional Class shares
Administrative Class	0.065% of the average daily net assets of all Administrative Class shares
Investor Class	0.185% of the average daily net assets of all Investor Class shares

a	For the period November 1, 2014 through February 28, 2015, the Transfer Agent Fees for Institutional and Administrative Class shares was 0.06% and 0.18% for the Investor Class shares.

Harbor Services Group has voluntarily waived a portion of its transfer agent fees during the six-month period ended April 30, 2015. Fees incurred for these transfer agent services are shown on each Fund’s Statement of Operations. The voluntary waiver may be discontinued at any time.
Shareholders

On April 30, 2015, Harbor Capital, Harbor Funds Distributors, and Harbor Services Group, collectively held the following shares of beneficial interest in the Funds:

	Number of Shares Owned by Harbor Capital, Harbor Funds Distributors, and Harbor Services Group				Percentage of Outstanding Shares
	Institutional Class	Administrative Class	Investor Class	Total
Harbor Convertible Securities Fund	77,426	28,349	28,232	134,007	0.4%
Harbor High-Yield Bond Fund	52,616	5	12	52,633	0.0
Harbor Bond Fund	27,681	4	N/A	27,685	0.0
Harbor Real Return Fund	12,571	4	N/A	12,575	0.1
Harbor Money Market Fund	71,889,394	25,201	N/A	71,914,595	50.5

Harbor Fixed Income Funds

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 4—FEES AND OTHER TRANSACTIONS WITH AFFILIATES—Continued

Independent Trustees

The fees and expenses of the Independent Trustees are shown on each Fund’s Statement of Operations. The Independent Trustees’ remuneration for all Fixed Income Funds totaled $72 for the six-month period ended April 30, 2015.

The Board of Trustees has adopted a Deferred Compensation Plan for Independent Trustees (the “Plan”), which enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Trust. For purposes of determining the amount owed to a Trustee under the Plan, deferred amounts are treated as though they had been invested in shares of the Fund(s) selected by the Trustee. While not required to do so, each Fund makes an investment equal to the Trustee’s investment election. The deferred compensation liability and the offsetting deferred compensation investment asset are included as a component of “Liabilities; Other” and “Other assets”, respectively, in the Statement of Assets and Liabilities. Such amounts fluctuate with changes in the market value of the selected securities. The deferred compensation and related mark-to-market impact liability and an offsetting investment asset will remain on each Fund’s Statement of Assets and Liabilities until distributed in accordance with the Plan.

Redemption Fee

A 1% redemption fee is charged on shares of Harbor Convertible Securities Fund and Harbor High-Yield Bond Fund that are redeemed within 90 days from their date of purchase. All redemption fees are recorded by the Fund as paid-in capital. For the six-month period ended April 30, 2015 redemption fee proceeds are as follows:

Amount
Harbor Convertible Securities Fund	$—
Harbor High-Yield Bond Fund	7

Indemnification

Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business the Trust enters into contracts that provide general indemnities to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

NOTE 5—TAX INFORMATION

The identified cost for federal income tax purposes of investments owned by each Fund (including earned discount on corporate short-term notes and commercial paper) and their respective gross unrealized appreciation and depreciation at April 30, 2015 are as follows:

	Identified Cost	Gross Unrealized		Net Unrealized Appreciation/ (Depreciation)
		Appreciation	(Depreciation)
Harbor Convertible Securities Fund	$360,374	$17,906	$(6,351)	$11,555
Harbor High-Yield Bond Fund	1,688,525	41,124	(28,024)	13,100
Harbor Bond Fund	4,122,901	152,756	(54,184)	98,572
Harbor Real Return Fund*	194,385	4,471	(4,094)	377
Harbor Money Market Fund	157,278	—	—	—

*	Capital loss carryforwards are available that may reduce taxable income from future net realized gain on investments.

Harbor Fixed Income Funds

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 6—DERIVATIVES

The Funds’ derivative holdings do not qualify for hedge accounting treatment and as such are recorded at fair value. For a detailed discussion of risks related to these investments please refer to the descriptions of each type of derivative instrument in Note 2—Significant Accounting Policies.

Each Fund’s derivative instruments outstanding as of the six-month period ended April 30, 2015, if any, as disclosed in the Portfolios of Investments, and the related amounts of realized and changes in unrealized gains and losses on derivative instruments during the period as disclosed in the Statement of Operations, are indicators of the volume of derivative activity for these Funds.

Derivative Instruments

At April 30, 2015, the fair values of derivatives, by primary risk exposure, were reflected in the Statement of Assets and Liabilities as follows:

HARBOR BOND FUND
Statement of Assets and Liabilities Caption	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Total
Assets
Investments, at value (purchased options)	$1,334	$163	$—	$1,497
Unrealized appreciation on open forward currency contracts	—	76,928	—	76,928
Unrealized appreciation on OTC swap agreements[b]	27	—	1,958	1,985
Variation margin on centrally cleared swap agreements[a,b]	3,334	—	15	3,349
Variation margin on options and futures contracts (futures)[a]	2,087	—	—	2,087

Liabilities
Unrealized depreciation on open forward currency contracts	$—	$(45,271)	$—	$(45,271)
Unrealized depreciation on OTC swap agreements[b]	(115)	—	(216)	(331)
Variation margin on centrally cleared swap agreements[a,b]	(25,424)	—	—	(25,424)
Variation margin on options and futures contracts (futures)[a]	(5,305)	—	—	(5,305)
Variation margin on options and futures contracts (options)[a]	(305)	—	—	(305)
Written options, at value	(1,730)	(1,040)	—	(2,770)

HARBOR REAL RETURN FUND
Statement of Assets and Liabilities Caption	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Total
Assets
Investments, at value (purchased options)	$129	$—	$—	$129
Unrealized appreciation on open forward currency contracts	—	949	—	949
Unrealized appreciation on OTC swap agreements[b]	52	—	42	94
Variation margin on centrally cleared swap agreements[a,b]	240	—	8	248
Variation margin on options and futures contracts (futures)[a]	113	—	—	113

Liabilities
Unrealized depreciation on open forward currency contracts	$—	$(710)	$—	$(710)
Unrealized depreciation on OTC swap agreements[b]	(1,775)	—	(35)	(1,810)
Variation margin on centrally cleared swap agreements[a,b]	(447)	—	—	(447)
Variation margin on options and futures contracts (futures)[a]	(170)	—	—	(170)
Variation margin on options and futures contracts (options)[a]	(6)	—	—	(6)
Written options, at value	(207)	(200)	(10)	(417)

[a]

Includes cumulative appreciation/depreciation of futures contracts or market value of options contracts as reported in the Portfolio of Investments. Only current variation margin is reported within the Statement of Assets and Liabilities.

[b]	Net of premiums received of $1,875 and $38 for Harbor Bond Fund and Harbor Real Return Fund, respectively.

Harbor Fixed Income Funds

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 6—DERIVATIVES—Continued

Realized net gain/(loss) and the change in unrealized appreciation/(depreciation) on derivatives, by primary risk exposure, for the six-month period ended April 30, 2015, were:

HARBOR BOND FUND
Net Realized Gain/(Loss) on Derivatives	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Total
Forward currency contracts	$—	$81,200	$—	$81,200
Futures contracts	43,187	—	—	43,187
Investments (purchased options)	(17)	(35)	—	(52)
Written options	5,515	1,624	47	7,186
Swaps agreements	(12,770)	—	(17,239)	(30,009)

Net realized gain/(loss) on derivatives	$35,915	$82,789	$(17,192)	$101,512

Change in Unrealized Appreciation/(Depreciation) on Derivatives	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Total
Forward currency contracts	$—	$(645)	$—	$(645)
Futures contracts	(9,654)	—	—	(9,654)
Investments (purchased options)	(765)	—	—	(765)
Written options	2,125	877	(86)	2,916
Swaps agreements	(28,341)	—	4,077	(24,264)

Change in unrealized appreciation/(depreciation) on derivatives	$(36,635)	$232	$3,991	$(32,412)

HARBOR REAL RETURN FUND
Net Realized Gain/(Loss) on Derivatives	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Total
Forward currency contracts	$—	$5,599	$—	$5,599
Futures contracts	138	—	—	138
Investments (purchased options)	(112)	—	—	(112)
Written options	54	63	18	135
Swaps agreements	(2,567)	—	(28)	(2,595)

Net realized gain/(loss) on derivatives	$(2,487)	$5,662	$(10)	$3,165

Change in Unrealized Appreciation/(Depreciation) on Derivatives	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Total
Forward currency contracts	$—	$(2,584)	$—	$(2,584)
Futures contracts	(189)	—	—	(189)
Investments (purchased options)	(20)	—	—	(20)
Written options	13	(86)	(33)	(106)
Swaps agreements	238	—	(63)	175

Change in unrealized appreciation/(depreciation) on derivatives	$42	$(2,670)	$(96)	$(2,724)

NOTE 7—OFFSETTING ASSETS AND LIABILITIES

The Funds have adopted Accounting Standards Update (“ASU”) 2013-01, Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities, which was established to enhance disclosures pertaining to the offsetting of derivatives, repurchase agreements, and securities lending transactions or those subject to an enforceable master netting arrangement or similar agreement. ASU 2013-01 requires additional disclosures about the amounts reported on the financial statements to reflect the effect or potential effect of netting arrangements on the Funds’ financial position.

Please see the Master Netting Agreements section in Note 3 for more on Master Netting Agreements and how collateral is reported in the Financial Statements.

Harbor Fixed Income Funds

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 7—OFFSETTING ASSETS AND LIABILITIES—Continued

The following is a summary by counterparty of the gross value of material Borrowings and Other Financing Transactions and collateral (received)/pledged as of April 30, 2015:

HARBOR BOND FUND
Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales	Total Borrowings and Other Financing Transactions	Collateral (Received)/ Pledged	Net Exposure
Global/Master Repurchase Agreement
Barclays Bank plc	$33,800	$—	$—	$—	$33,800	$(33,800)	$—

Master Securities Forward Transactions Agreements
Barclays Bank plc	$—	$—	$(84,953)	$—	$(84,953)	$—	$(84,953)

Total Borrowings and Other Financing Transactions	$33,800	$—	$(84,953)	$—

HARBOR REAL RETURN FUND
Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales	Total Borrowings and Other Financing Transactions	Collateral (Received)/ Pledged	Net Exposure
Global/Master Repurchase Agreement
State Street Bank	$447	$—	$—	$—	$447	$(447)	$—

Master Securities Forward Transactions Agreements
Barclays Bank plc	$—	$—	$(38,934)	$—	$(38,934)	$—	$(38,934)

Total Borrowings and Other Financing Transactions	$447	$—	$(38,934)	$—

Harbor Bond Fund and Harbor Real Return Fund have not pledged any securities as collateral under the terms of the above Master Repurchase and Master Securities Forward Transactions agreements as of April 30, 2015.

The following is a summary by counterparty of the gross value of OTC financial derivative instruments and collateral (received)/pledged as governed by International Swaps and Derivatives Association, Inc. master agreements as of April 30, 2015:

HARBOR BOND FUND
	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Currency Contracts	Purch ased Options	Swap Agree ments	Total Over the Counter	Forward Currency Contracts	Written Options	Swap Agree ments	Total Over the Counter	Net Value of OTC Deriv atives	Collateral (Received)/ Pledged	Net Exposure
Bank of America NA	$—	$—	$9	$9	$—	$—	$—	$—	$9	$—	$9
Barclays Bank plc	8,643	—	93	8,736	(3,036)	—	(7)	(3,043)	5,693	—	5,693
Barclays Capital	—	—	—	—	(165)	—	—	(165)	(165)	—	(165)
BNP Paribas SA	14,899	147	321	15,367	(2,718)	(145)	—	(2,863)	12,504	—	12,504
Citibank NA	15,645	31	554	16,230	(11,217)	(120)	—	(11,337)	4,893	—	4,893
Credit Suisse International	5,782	—	—	5,782	(438)	—	(4)	(442)	5,340	—	5,340
Deutsche Bank AG	12,286	—	349	12,635	(4,801)	(363)	(42)	(5,206)	7,429	—	7,429
Goldman Sachs Bank USA	5,464	427	26	5,917	(5,458)	(306)	—	(5,764)	153	1,398	1,551
Goldman Sachs International	—	—	2	2	—	—	(27)	(27)	(25)	—	(25)
HSBC Bank USA	2,906	—	—	2,906	(2,170)	—	—	(2,170)	736	—	736
HSBC Bank USA NA	—	16	314	330	—	(328)	(32)	(360)	(30)	30	—
JP Morgan Chase Bank	3,080	—	—	3,080	(284)	—	—	(284)	2,796	—	2,796
JP Morgan Chase Bank NA	1,098	440	38	1,576	(2,355)	(534)	(25)	(2,914)	(1,338)	—	(1,338)
Morgan Stanley Capital Services LLC	—	436	—	436	—	(561)	(194)	(755)	(319)	319	—

Harbor Fixed Income Funds

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 7—OFFSETTING ASSETS AND LIABILITIES—Continued

HARBOR BOND FUND
	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Currency Contracts	Purch ased Options	Swap Agree ments	Total Over the Counter	Forward Currency Contracts	Written Options	Swap Agree ments	Total Over the Counter	Net Value of OTC Deriv atives	Collateral (Received)/ Pledged	Net Exposure
Royal Bank of Scotland plc	$—	$—	$2	$2	$—	$—	$—	$—	$2	$—	$2
Société Générale	—	—	—	—	(5,392)	—	—	(5,392)	(5,392)	—	(5,392)
Société Générale Paris	—	—	—	—	—	(33)	—	(33)	(33)	33	—
UBS AG	7,125	—	—	7,125	(7,122)	—	—	(7,122)	3	—	3
UBS AG Stamford	—	—	277	277	—	—	—	—	277	—	277
Westpac Banking Corp.	—	—	—	—	(115)	—	—	(115)	(115)	—	(115)

Total Over-the-Counter Exposure	$76,928	$1,497	$1,985	$80,410	$(45,271)	$(2,390)	$(331)	$(47,992)

*	Of the total collateral received and/or pledged listed in the table above, cash of $33,710 has been received as collateral.

HARBOR REAL RETURN FUND
	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Currency Contracts	Purchased Options	Swap Agree ments	Total Over the Counter	Forward Currency Contracts	Written Options	Swap Agree ments	Total Over the Counter	Net Value of OTC Deriva tives	Collateral (Recei ved)/ Pledged	Net Exposure
Barclays Bank plc	$3	$—	$6	$9	$(3)	$—	$(73)	$(76)	$(67)	$—	$(67)
Barclays Capital	—	—	—	—	(27)	—	—	(27)	(27)	—	(27)
BNP Paribas SA	26	—	23	49	(5)	—	(854)	(859)	(810)	810	—
Citibank NA	118	—	11	129	(175)	(2)	(25)	(202)	(73)	—	(73)
Credit Suisse International	19	—	16	35	(74)	(62)	—	(136)	(101)	—	(101)
Deutsche Bank AG	73	12	—	85	(115)	(160)	(338)	(613)	(528)	528	—
Deutsche Bank AG London	2	—	—	2	—	—	—	—	2	—	2
Goldman Sachs Bank USA	443	—	—	443	(204)	(34)	(192)	(430)	13	—	13
Goldman Sachs International	—	—	14	14	—	(10)	—	(10)	4	—	4
HSBC Bank USA	8	—	—	8	(80)	—	—	(80)	(72)	—	(72)
HSBC Bank USA NA	—	—	—	—	—	—	(1)	(1)	(1)	—	(1)
JP Morgan Chase Bank	213	—	—	213	—	—	—	—	213	—	213
JP Morgan Chase Bank NA	11	—	13	24	(12)	(33)	—	(45)	(21)	—	(21)
Morgan Stanley Capital Services LLC	—	117	11	128	—	(116)	(25)	(141)	(13)	13	—
Royal Bank of Scotland plc	—	—	—	—	—	—	(299)	(299)	(299)	—	(299)
UBS AG	33	—	—	33	(15)	—	—	(15)	18	—	18
UBS AG Stamford	—	—	—	—	—	—	(3)	(3)	(3)	—	(3)

Total Over-the-Counter Exposure	$949	$129	$94	$1,172	$(710)	$(417)	$(1,810)	$(2,937)

*	Of the total collateral received and/or pledged listed in the table above, cash of $590 has been received as collateral.

Exchange traded and centrally cleared derivatives are not subject to master netting or similar arrangements.

NOTE 8—SUBSEQUENT EVENTS

Through the date the financial statements were issued, no subsequent events or transactions had occurred that would have materially impacted the financial statements or related disclosures as presented herein.

Harbor Fixed Income Funds

FEES AND EXPENSE EXAMPLE (Unaudited)

Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including redemption fees (if any) and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period November 1, 2014 through April 30, 2015.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses for each share class. You may use the information in the respective class line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of the respective class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table for each share class below provides information about hypothetical account values and hypothetical expenses based on the respective Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the respective Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratios*	Expenses Paid During Period**	Beginning Account Value (November 1, 2014)	Ending Account Value (April 30, 2015)
Harbor Convertible Securities Fund
Institutional Class	0.74%
Actual		$3.73	$1,000	$1,030.30
Hypothetical (5% return)		3.71	1,000	1,021.03
Administrative Class	0.99%
Actual		$4.98	$1,000	$1,029.10
Hypothetical (5% return)		4.96	1,000	1,019.76
Investor Class	1.11%
Actual		$5.58	$1,000	$1,028.40
Hypothetical (5% return)		5.56	1,000	1,019.15
Harbor High-Yield Bond Fund
Institutional Class	0.64%
Actual		$3.21	$1,000	$1,024.00
Hypothetical (5% return)		3.21	1,000	1,021.54
Administrative Class	0.89%
Actual		$4.46	$1,000	$1,021.70
Hypothetical (5% return)		4.46	1,000	1,020.27
Investor Class	1.01%
Actual		$5.06	$1,000	$1,021.10
Hypothetical (5% return)		5.06	1,000	1,019.66

Harbor Fixed Income Funds

FEES AND EXPENSE EXAMPLE—Continued

	Annualized Expense Ratios*	Expenses Paid During Period**	Beginning Account Value (November 1, 2014)	Ending Account Value (April 30, 2015)
Harbor Bond Fund
Institutional Class	0.52%
Actual		$2.61	$1,000	$1,021.70
Hypothetical (5% return)		2.61	1,000	1,022.15
Administrative Class	0.77%
Actual		$3.86	$1,000	$1,021.10
Hypothetical (5% return)		3.86	1,000	1,020.88
Harbor Real Return Fund
Institutional Class	0.59%
Actual		$2.93	$1,000	$1,000.20
Hypothetical (5% return)		2.96	1,000	1,021.80
Administrative Class	0.84%
Actual		$4.17	$1,000	$1,000.00
Hypothetical (5% return)		4.21	1,000	1,020.53
Harbor Money Market Fund
Institutional Class	0.00%
Actual		$0.00	$1,000	$1,000.30
Hypothetical (5% return)		0.00	1,000	1,024.79
Administrative Class	0.00%
Actual		$0.00	$1,000	$1,000.30
Hypothetical (5% return)		0.00	1,000	1,024.79
*	Reflective of all fee waivers and expense reimbursements.
**	Expenses are equal to the Fund’s annualized net expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Harbor Fixed Income Funds

ADDITIONAL INFORMATION (Unaudited)

PROXY VOTING

The Funds have adopted Proxy Voting Policies and Procedures under which the Funds vote proxies relating to securities held by the Funds. In addition, the Funds file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. A description of the Funds’ Proxy Voting Policies and Procedures and the Funds’ proxy voting record (Form N-PX) is available (i) without charge, upon request, by calling Harbor Funds toll-free at 800-422-1050; (ii) on the Funds’ website at harborfunds.com; and (iii) on the SEC’s website at www.sec.gov.

HOUSEHOLDING

Harbor Funds has adopted a policy that allows it to send only one copy of a Fund’s prospectus, proxy material, annual report and semi-annual report to certain shareholders residing at the same household. This reduces Fund expenses, which benefits you and other shareholders. If you need additional copies or do not want your mailings to be “householded,” please call the Shareholder Servicing Agent at 800-422-1050. Individual copies will be sent within thirty (30) days after the Shareholder Servicing Agent receives your instructions. Your consent to householding is considered valid until revoked.

QUARTERLY PORTFOLIO DISCLOSURES

Each Fund files a complete portfolio of investments with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q is available (i) without charge, upon request, by calling Harbor Funds toll-free at 800-422-1050, (ii) on the Funds’ website at harborfunds.com, and (iii) on the SEC’s web site at www.sec.gov. The form may also be viewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information regarding the operations of the Public Reference Room may also be obtained by calling 800-SEC-0330.

ADVISORY AGREEMENT APPROVALS

FACTORS CONSIDERED BY THE TRUSTEES IN APPROVING THE INVESTMENT ADVISORY AGREEMENTS AND SUBADVISORY AGREEMENTS OF THE FIXED INCOME FUNDS

The Investment Company Act of 1940, as amended, requires that the Investment Advisory and Subadvisory Agreement of each Fund be approved initially, and following an initial two-year term, at least annually, by the Harbor Funds Board of Trustees, including a majority of the Independent Trustees voting separately.

At an in-person meeting of the Board of Trustees held on February 8, 9, and 10, 2015 (the “Meeting”), the Board, including the Independent Trustees voting separately, considered and approved the continuation of each Investment Advisory Agreement with Harbor Capital Advisors, Inc., the adviser to each Fund (the “Adviser”), and each Subadvisory Agreement with each Fund’s subadviser (each, a “Subadviser”) with respect to Harbor Convertible Securities Fund, Harbor High-Yield Bond Fund, Harbor Bond Fund, Harbor Real Return Fund and Harbor Money Market Fund.

In evaluating each Investment Advisory Agreement and each Subadvisory Agreement, the Trustees reviewed materials furnished by the Adviser and each Subadviser, including information about their respective affiliates, personnel, and operations and also relied upon their knowledge of the Adviser and Subadvisers resulting from their quarterly meetings, periodic telephonic meetings and other prior communications. At the Meeting, which had been called for the purpose of considering the continuation of the relevant Investment Advisory Agreements and Subadvisory Agreements, and at prior meetings, the Trustees, including the Independent Trustees, requested and received materials and presentations relating to Fund performance and the services rendered by the Adviser and each Subadviser. The Trustees also discussed with representatives of the Adviser, at the Meeting and at prior meetings, Harbor Funds’ operations and the Adviser’s ability, consistent with the “manager of managers” structure of Harbor Funds, to (i) identify and recommend to the Trustees a subadviser for each Fund, (ii) monitor and oversee the performance and investment capabilities of each Subadviser, and (iii) recommend the replacement of a subadviser where appropriate.

At the Meeting, the Trustees, including all of the Independent Trustees voting separately, determined that the terms of each Investment Advisory Agreement and each Subadvisory Agreement with respect to Harbor Convertible Securities Fund, Harbor High-Yield Bond Fund, Harbor Bond Fund, Harbor Real Return Fund and Harbor Money Market Fund were fair and reasonable and approved the continuation for a one-year period of each such Investment Advisory Agreement and Subadvisory Agreement as being in the best interests of the respective Fund and its shareholders.

Harbor Fixed Income Funds

ADDITIONAL INFORMATION—(Continued)

In their deliberations, the Independent Trustees had the opportunity to meet privately without representatives of the Adviser or any Subadviser present and were represented throughout the process by legal counsel to the Independent Trustees and the Funds.

In considering the approval of each Fund’s Investment Advisory Agreement and Subadvisory Agreement, the Board of Trustees, including the Independent Trustees, evaluated a number of factors it considered relevant to its determination. The Board did not identify any single factor as all-important or controlling, and individual Trustees did not necessarily attribute the same weight or importance to each factor.

Among the factors considered by the Trustees in approving the Investment Advisory Agreements were the following:

•	the nature, extent, and quality of the services provided by the Adviser, including the background, education, expertise and experience of the investment professionals of the Adviser;

•	the favorable history, reputation, qualifications and background of the Adviser, as well as the qualifications of its personnel;

•

the profitability of the Adviser with respect to each Fund, including the effect of revenues of Harbor Services Group, Inc. (“Harbor Services Group”), the Funds’ transfer agent, and Harbor Funds Distributors, Inc. (“Harbor Funds Distributors”), the Funds’ principal underwriter, on such profitability;

•

the fees charged by the Adviser for investment advisory services, including, in each case, the portion of the fee to be retained by the Adviser, after payment of the Subadviser’s fee, for the subadviser oversight, administration and “manager of managers” services the Adviser provides;

•	the extent to which economies of scale might be realized as each Fund grows, and the extent to which each Fund’s advisory fee level reflects any economies of scale for the benefit of Fund investors;

•	the fees and expense ratios of each Fund relative to the quality of services provided and the fees and expense ratios of similar investment companies;

•	the investment performance of each Fund in comparison to peer groups and certain relevant benchmark indices and the Adviser’s efforts to address circumstances of underperformance where applicable;

•

the compensation received by Harbor Services Group and Harbor Funds Distributors in consideration of the services each provides to the Funds, and any other “fall out” benefits that inure to the Adviser and its affiliates as a result of their relationship with the Funds;

•

information received at regular meetings throughout the year related to Fund performance and services rendered by the Adviser, as well as each of the Subadvisers, and research arrangements with brokers who execute transactions on behalf of each Subadviser;

•

information contained in materials provided by the Adviser and compiled by Lipper, Inc. (“Lipper”) as to the investment returns, advisory fees and total expense ratios of the Institutional Class of each Fund (and, in certain cases, total expense ratios of certain other classes) relative to those of other investment companies with similar objectives and strategies managed by other investment advisers, consisting both of a peer group of funds as well as a broader universe of funds compiled by Lipper; and

•

information contained in materials compiled by Morningstar, Inc. (“Morningstar”) as to the investment returns of the Institutional Class of each Fund relative to those of other investment companies with similar objectives and strategies managed by other investment advisers.

Among the factors considered by the Trustees in approving the Subadvisory Agreements were the following:

•

the nature, extent, and quality of the services provided by each Subadviser, including the background, education, expertise and experience of the investment professionals of each Subadviser providing services to the Funds;

•	the favorable history, reputation, qualifications and background of each Subadviser, as well as the qualifications of their respective personnel;

•	the fees charged by each Subadviser for subadvisory services, which fees are paid by the Adviser, not by the Funds;

Harbor Fixed Income Funds

ADDITIONAL INFORMATION—(Continued)

•

information contained in materials provided by the Adviser and compiled by Lipper as to the investment returns of the Institutional Class of each Fund relative to those of other investment companies with similar objectives and strategies managed by other investment advisers, consisting both of a peer group of funds as well as a broader universe of funds compiled by Lipper; and

•

information contained in materials compiled by Morningstar as to the investment returns of the Institutional Class of each Fund relative to those of other investment companies with similar objectives and strategies managed by other investment advisers.

Nature, Scope and Extent of Services

The Trustees separately considered the nature, scope and extent of the services provided by the Adviser and each Subadviser. In their deliberations as to the approval of each Fund’s Investment Advisory Agreement and Subadvisory Agreement, the Trustees were mindful of the fact that, by choosing to invest in a Fund, the shareholders had entrusted the Adviser with the responsibility, subject to the approval of the Trustees, for selecting such Fund’s Subadviser, overseeing and monitoring that Subadviser’s performance and replacing the Subadviser if necessary. The Trustees also considered as relevant to their determination the favorable history, reputation, qualifications and background of the Adviser and each Subadviser, as well as the qualifications of their respective personnel.

The Adviser’s Services. The Board evaluated the nature, scope and extent of the Adviser’s services in light of the Board’s experience with the Adviser, as well as materials provided by the Adviser as part of its comprehensive written response to the 15(c) request letter prepared by legal counsel to the Independent Trustees in consultation with the Independent Trustees concerning the financial and other resources devoted by the Adviser to Harbor Funds, including the breadth and depth of experience and expertise of the investment, administrative, legal and compliance professionals dedicated to Harbor Funds’ operations. The Trustees noted that the Adviser had a favorable long-term record of identifying mutual fund products that proved to be attractive to investors, and selecting subadvisers to manage such funds. The Trustees determined that the Adviser had the expertise and resources to identify, select, oversee and monitor each Subadviser and to operate effectively as the “manager of managers” for the Funds.

The Subadvisers’ Services. The Trustees’ consideration of the services provided by the Subadvisers included a review of each Subadviser’s portfolio managers, investment philosophy, style and processes and record of consistency therewith, the volatility of its results, its approach to controlling risk, and the quality and extent of its investment capabilities and resources, including the nature and extent of research it receives from broker-dealers (to the extent applicable) and other sources. In their deliberations with respect to each Fund, the Trustees considered the history of Harbor Funds’ relationship with each Subadviser and Harbor Funds’ experience with each Subadviser in this capacity.

The Trustees also considered each Subadviser’s breadth and depth of experience and investment results in managing other accounts similar to the respective Fund. The Trustees received a presentation at the Meeting by investment professionals from the Subadviser for Harbor Bond Fund and Harbor Real Return Fund. The Trustees had received presentations by investment professionals from the Subadvisers for Harbor Convertible Securities Fund, Harbor High-Yield Bond Fund and Harbor Money Market Fund at meetings of the Board of Trustees held in 2014. The Trustees reviewed information concerning each Subadviser’s historical investment results in managing accounts and/or funds, as applicable, in a manner substantially similar to the relevant Fund.

Investment Performance, Advisory Fees and Expense Ratios

In considering each Fund’s performance, advisory fees and expense ratio, the Trustees requested and received from the Adviser data compiled by Lipper and Morningstar. The Trustees also received information explaining the methodology for compilation of certain of this information and what it was intended to demonstrate. The Trustees analyzed the Institutional Class performance of each Fund, the advisory fees of each Fund, and the Institutional Class expenses of each Fund (after giving effect to waivers and/or reimbursements, if applicable, that reduced the fees or expenses of the Fund or its peer funds) and made certain observations and findings as to each Fund as noted below. The Trustees also identified and reviewed certain Administrative Class and Investor Class comparative fee and expense information they considered relevant to their deliberations.

Harbor Convertible Securities Fund. In consideration of the Investment Advisory Agreement and Subadvisory Agreement for the Harbor Convertible Securities Fund (inception date of May 1, 2011), the Trustees noted the Fund’s underperformance relative to its Lipper group and universe medians for the one-year, two-year, three-year and since

Harbor Fixed Income Funds

ADDITIONAL INFORMATION—(Continued)

inception periods ended December 31, 2014. The Fund’s one- and three-year rolling returns as of December 31, 2014 each ranked in the fourth quartile according to Morningstar data. The Trustees also considered the fact that the Fund had underperformed its benchmark, the Bank of America Merrill Lynch All US Convertibles Ex Mandatory Index, for the one- and three-year periods ended December 31, 2014.

The Trustees considered the expertise of Shenkman Capital Management, Inc. (“Shenkman Capital”) in managing assets generally and in the convertible securities asset class specifically, noting that Shenkman Capital managed approximately $1.1 billion in assets in this asset class, out of a firm-wide total of $27 billion in assets under management. The Trustees also noted the significant experience of the Fund’s portfolio managers in this asset class, including the lead portfolio manager’s experience prior to joining Shenkman Capital.

They observed that the Lipper comparison of contractual management fees for the Fund’s expense group, assuming an asset level of $375 million, showed the Fund’s management fee was below the group median for the Institutional Class. The actual total expense ratio of the Fund’s Institutional Class was below the group and universe medians. The Trustees noted that Harbor Capital’s profitability in operating the Fund was not excessive.

Harbor High-Yield Bond Fund. In consideration of the Investment Advisory Agreement and Subadvisory Agreement for the Harbor High-Yield Bond Fund (inception date of December 1, 2002), the Trustees noted the Fund’s underperformance relative to its Lipper group and universe medians for each of the two-, three-, four- and five-year periods ended December 31, 2014. The Fund’s one-year performance was at the group median and exceeded the universe median for the period ended December 31, 2014. The Fund’s one-, three- and five-year rolling returns as of December 31, 2014 ranked in the second, fourth and fourth quartiles, respectively, according to Morningstar data. The Trustees also considered the fact that the Fund had underperformed its benchmarks, the Bank of America Merrill Lynch U.S. High Yield Index and the Bank of America Merrill Lynch U.S. Non-Distressed High Yield Index, for the one-, three-, five- and ten-year periods ended December 31, 2014. The Trustees observed that the periods in which the Fund had underperformed had been characterized by outperformance in the lower credits quality end of the high yield sector, and that the Fund’s subadviser had a history of underperforming in these periods and outperforming in periods where higher quality high yield bonds outperformed.

The Trustees considered the expertise of Shenkman Capital in managing assets generally and in the high-yield asset class specifically, noting that Shenkman Capital managed approximately $11.9 billion in assets in this asset class, out of a firm-wide total of $27 billion in assets under management. The Trustees also noted the significant experience of the Fund’s portfolio managers in this asset class, one of whom is the founder of the firm.

They observed that the Lipper comparison of contractual management fees for the Fund’s expense group, assuming an asset level of $1.825 billion, showed the Fund’s management fee was above the group median for the Institutional Class. The actual total expense ratio of the Fund’s Institutional Class was below the group and universe medians. The Trustees also considered that Harbor Capital proposed to continue the Fund’s existing contractual fee waiver/expense reimbursement arrangement until at least February 29, 2016. The Trustees noted that Harbor Capital’s profitability in operating the Fund was not excessive.

Harbor Bond Fund. In consideration of the Investment Advisory Agreement and Subadvisory Agreement for the Harbor Bond Fund (inception date of December 29, 1987), the Trustees noted the Fund’s outperformance relative to its Lipper group median for the three-year period ended December 31, 2014 and its underperformance relative to its Lipper group medians for the one-, two-, four- and five-year periods ended December 31, 2014. The Fund outperformed relative to its Lipper universe medians for the three- and four-year periods ended December 31, 2014 while underperforming relative to its Lipper universe medians for the one-, two- and five-year periods ended December 31, 2014. The Fund’s one-, three- and five-year rolling returns as of December 31, 2014 ranked in the third, second and third quartiles, respectively, according to Morningstar data. The Trustees also considered the fact that Harbor Bond Fund had outperformed its benchmark, the Barclays U.S. Aggregate Bond Index, for the three-, five- and ten-year periods ended December 31, 2014 while underperforming its benchmark index for the one-year period ended December 31, 2014.

The Trustees considered the expertise of PIMCO in managing assets generally and in the bond asset class specifically, noting that PIMCO managed approximately $377.2 billion in “total return” assets, out of a firm-wide total of approximately $1.68 trillion in assets under management. The Trustees also noted that although the Fund’s prior portfolio manager, Bill Gross, the founder of PIMCO, had departed PIMCO in September 2014, the Fund’s replacement co-portfolio managers each had significant experience in the bond markets.

Harbor Fixed Income Funds

ADDITIONAL INFORMATION—(Continued)

They observed that the Lipper comparison of contractual management fees for the Fund’s expense group, assuming an asset level of $4.250 billion, showed the Fund’s management fee was above the group median for the Institutional Class. The actual total expense ratio of the Fund’s Institutional Class was at the Lipper group median and below the universe median. The Trustees also considered that the Adviser was proposing to add certain voluntary advisory fee breakpoints following the recent renegotiation of the subadvisory fee between the Adviser and PIMCO. The Trustees noted that under the revised voluntary advisory fee breakpoint schedule, there would be a 0.05% advisory fee waiver (from 0.48% to 0.43%) on net assets between $1 billion and $3 billion and a 0.075% advisory fee waiver (from 0.48% to 0.405%) on net assets in excess of $3 billion. The Trustees further noted that the Adviser was also proposing that the Fund’s total expense ratio be capped at 0.51% for Institutional Class shares, representing a 0.03% reduction of the Fund’s total expense ratio. The Trustees also considered that Harbor Capital proposed to continue the Fund’s existing contractual fee waiver/expense reimbursement arrangement until at least February 29, 2016. The Trustees noted that Harbor Capital’s profitability in operating the Fund was not excessive.

Harbor Real Return Fund. In consideration of the Investment Advisory Agreement and Subadvisory Agreement for the Harbor Real Return Fund (inception date of December 1, 2005), the Trustees noted the Fund’s outperformance relative to its Lipper group medians for the three- and five-year periods ended December 31, 2014. The Fund underperformed its Lipper group medians for the one-, two- and four-year periods ended December 31, 2014. The Fund outperformed its Lipper universe medians for the three-, four- and five-year periods ended December 31, 2014. The Fund performed at its Lipper universe median for the one-year period ended December 31, 2014 and below its Lipper universe median for the two-year period ended December 31, 2014. According to the Morningstar data presented, the Fund’s one-, three- and five-year rolling returns as of December 31, 2014 were ranked in the third, second and second quartiles, respectively. The Trustees also considered the fact that the Fund underperformed its benchmark, the Barclays U.S. TIPS Index, for the one-, three- and five-year periods ended December 31, 2014.

The Trustees considered the expertise of PIMCO in managing assets generally and in the inflation-protection asset class specifically, noting that PIMCO managed approximately $65.7 billion in “real return” assets, out of a firm-wide total of approximately $1.68 trillion in assets under management. The Trustees also noted that the Fund’s portfolio managers had significant experience in the inflation protection/TIPS market.

They observed that the Lipper comparison of contractual management fees for the Fund’s expense group, assuming an asset level of $175 million, showed the Fund’s management fee was below the group median for the Institutional Class. The actual total expense ratio of the Fund’s Institutional Class was below the Lipper group and universe medians. The Trustees also considered that Harbor Capital proposed to continue the Fund’s existing contractual fee waiver/expense reimbursement arrangement until at least February 29, 2016. The Trustees also considered that the Adviser was proposing to add certain voluntary advisory fee breakpoints following the recent renegotiation of the subadvisory fee between the Adviser and PIMCO. The Trustees noted that under the revised voluntary advisory fee breakpoint schedule, there would be a 0.05% advisory fee waiver (from 0.48% to 0.43%) on net assets between $1 billion and $3 billion and a 0.075% advisory fee waiver (from 0.48% to 0.405%) on net assets in excess of $3 billion. The Trustees further noted that the Adviser was also proposing that the Fund’s total expense ratio be capped at 0.57% for Institutional Class shares, representing a 0.03% reduction of the Fund’s total voluntary capped expense ratio. The Trustees noted that Harbor Capital’s profitability in operating this Fund was not excessive.

Harbor Money Market Fund. In consideration of the Investment Advisory Agreement and Subadvisory Agreement for the Harbor Money Market Fund (inception date of December 29, 1987), the Trustees noted the Fund’s outperformance relative to its group and universe medians for each of the one-, two-, three-, four- and five-year periods ended December 31, 2014 according to Lipper. According to the Morningstar data presented, the Fund’s one-, three- and five-year rolling returns as of December 31, 2014 were each ranked in the first quartile. The Trustees considered the Fund’s performance record relative to its benchmark, the Bank of America Merrill Lynch 3-Month U.S. Treasury Bill Index, noting that the Fund had outperformed the benchmark for the one-, three-, five- and ten-year periods ended December 31, 2014.

The Trustees noted the fact that the Fund does not have asset levels comparable to many of its Lipper peers, some of which are very large institutional-oriented money market funds. The Trustees also noted statements by Fischer Francis Trees & Watts, Inc. (“FFTW”), that the firm continues to take a conservative approach to managing the Fund to seek to ensure sufficient liquidity.

The Trustees considered the expertise of FFTW in managing assets generally and in the short duration fixed income asset class specifically, noting that FFTW managed approximately $11.1 billion of short duration assets, out of a firm-wide total

Harbor Fixed Income Funds

ADDITIONAL INFORMATION—(Continued)

of approximately $51.82 billion in assets under management. The Trustees also noted the experience of the Fund’s portfolio manager in this asset class both with FFTW and at prior advisory firms.

The Trustees considered that the Lipper comparison of contractual management fees for the Fund’s expense group, assuming an asset level of $175 million, showed that the Fund’s management fee was below the group median for the Institutional Class. The actual total expense ratio of the Fund’s Institutional Class was below the group and universe medians. The Trustees also considered the extent to which Harbor Capital was waiving its fees and/or reimbursing the Fund’s expenses that Harbor Capital proposed to continue until at least February 29, 2016. The Trustees noted that Harbor Capital’s profitability in managing the Fund was negative.

*  *  *

The Trustees also separately considered the allocation between the Adviser and each Subadviser of the relevant Fund’s investment advisory fee (i.e., the amount of the advisory fee retained by the Adviser relative to that paid to the relevant Subadviser as a subadvisory fee). They determined in each case that the allocation was reasonable and the product of arm’s length negotiation between the Adviser and Subadviser.

Profitability

The Trustees also considered the Adviser’s profitability in managing each of the Funds (as well as on a fund complex-wide basis) as presented by the Adviser, and the allocation methodology used by the Adviser to compute such profitability. The Trustees acknowledged that a reasonable level of profitability was important to provide suitable incentives for the Adviser to continue to attract and maintain high-quality personnel and to invest in infrastructure and other resources to support and enhance the Funds’ operations. In considering the Adviser’s profitability generally, the Trustees also reviewed the compensation received by Harbor Services Group and Harbor Funds Distributors in consideration of the transfer agency and distribution services, respectively, that are provided to Harbor Funds, and any other benefits enjoyed by the Adviser and its affiliates as a result of their relationship with Harbor Funds. The Trustees noted that the Adviser was, in certain cases, waiving a portion of its advisory fee and/or reimbursing a portion of Fund expenses. The Trustees determined that the Adviser’s profitability in managing each Fund was not excessive.

Economies of Scale

The Trustees also considered the extent to which economies of scale might be realized as each Fund grows, and the extent to which each Fund’s advisory fee level reflects these economies of scale for the benefit of Fund investors. The Trustees specifically considered whether any advisory fee reduction “breakpoints” should be added to the advisory fee payable by any Fund. As noted above, the Trustees concluded that the Adviser’s profitability in each case was not excessive. They concluded that the Funds’ fee structures reflected economies of scale to date and that breakpoints in these fee structures were not required at the present time. The Trustees noted they intend to monitor each Fund’s asset growth in connection with future reviews of each Fund’s Investment Advisory Agreement to determine whether breakpoints may be appropriate at such time.

Harbor Fixed Income Funds

ADDITIONAL INFORMATION—Continued

TRUSTEES AND OFFICERS

(As of June 2015)

The business and affairs of the Trust shall be managed by or under the direction of the Trustees, and they shall have all powers necessary or desirable to carry out that responsibility. The Trustees shall have full power and authority to take or refrain from taking any action and to execute any contracts and instruments that they may consider necessary or desirable in the management of the Trust. Any determination made by the Trustees in good faith as to what is in the interests of the Trust shall be conclusive. Information pertaining to the Trustees and Officers of Harbor Funds is set forth below. The address of each Trustee and Officer is: [Name of Trustee or Officer] c/o Harbor Funds, 111 South Wacker Drive, 34th Floor, Chicago, IL 60606-4302.

The Harbor Funds’ Statement of Additional Information includes additional information about the Trust’s Trustees and is available without charge by calling 800-422-1050 or at the Trust’s website at harborfunds.com.

Name (Age) Position(s) with Fund Address	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships of Public Companies and Other Registered Investment Companies Held by Trustee During Past Five Years
INDEPENDENT TRUSTEES
Scott M. Amero (51) Trustee	Since 2014	Trustee, Rare (conservation non-profit) (2011–Present); Trustee, Berkshire School (2014–Present); BlackRock, Inc., (publicly traded investment management firm) Vice Chairman and Global Chief Investment Officer, Fixed Income (2010), Vice Chairman and Global Chief Investment Officer, Fixed Income, and Co-Head, Fixed Income Portfolio Management (2007-2010).	28	Director, Anthracite Capital, Inc. (2005-2010).

Raymond J. Ball (70) Trustee	Since 2006	Sidney Davidson Distinguished Service Professor of Accounting, University of Chicago Booth School of Business (2000-Present); Academic Affiliate, Analysis Group (litigation consulting firm) (2000-Present); Financial Reporting Faculty Advisory Group of the Institute of Chartered Accountants in England and Wales (2008-Present); and Advisory Board of the Center for Accounting Research & Education at University of Notre Dame (2006-Present).	28	None

Donna J. Dean (63) Trustee	Since 2010	Chief Investment Officer of the Rockefeller Foundation (a private foundation) (1995-Present); and Trustee of Queens University of Charlotte, North Carolina (2000-2014).	28	None

Randall A. Hack (68) Trustee	Since 2010	Founder and Senior Managing Director of Capstone Capital LLC (a private investment firm) (2003-Present); Director of Tower Development Corporation (cell tower developer) (2009-Present); and Advisory Director of Berkshire Partners (a private equity firm) (2002-2013).	28	Director of FiberTower Corporation (2002-2011).

Robert Kasdin (57) Trustee	Since 2014	Senior Vice President and Chief Operating Officer, Johns Hopkins Medicine (2015-Present); Senior Executive Vice President, Columbia University (2002-2015); Trustee, National September 11 Memorial & Museum at the World Trade Center (2005-Present); Trustee, The Metropolitan Museum of Art (2014-Present); Trustee (2004-2014) and President of the Board of Trustees (2006-2011), The Dalton School; Trustee, ARTstor Digital Library (a nonprofit digital images resource) (2013-Present); Director, Apollo Commercial Real Estate Finance, Inc. (2014-Present); and Director, Noranda Aluminum Holdings Corp. (2007-2014).	28	Director of Noranda Aluminum Holdings Corp. (2007-2014); and Director of Apollo Commercial Real Estate Finance, Inc. (2014-Present).

Rodger F. Smith (74) Trustee	Since 1987	Managing Director, Greenwich Associates (a research based consulting firm) (1976-Present); and Chair of Trust Advisory Committee of Tau Beta Pi Association (engineering honor society) (1985-Present).	28	None

Ann M. Spruill (61) Trustee	Since 2014	Partner (1993-2008), Member of Executive Committee (1996-2008), Member Board of Directors (2000-2008), Grantham, Mayo, Van Otterloo & Co. LLC (private investment management firm) (with the firm since 1990); Member Investment Committee and Chair of Global Equities, Museum of Fine Arts, Boston (2000-Present); and Trustee, Financial Accounting Foundation (2014-Present).	28	None

Harbor Fixed Income Funds

ADDITIONAL INFORMATION—Continued

Name (Age) Position(s) with Fund Address	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships of Public Companies and Other Registered Investment Companies Held by Trustee During Past Five Years
INTERESTED TRUSTEE
David G. Van Hooser (68)* Chairman, Trustee and President	Since 2000	President (2002-Present), Director and Chairman of the Board (2000-Present), Harbor Capital Advisors, Inc.; Chief Executive Officer (2007-Present), Chief Financial Officer (2012-Present), Treasurer (2007-2012) and Director (2000-Present), Harbor Funds Distributors, Inc.; and Director (2000-Present), Harbor Services Group, Inc.	28	None

Name (Age) Position(s) with Fund Address	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past Five Years
FUND OFFICERS NOT LISTED ABOVE**
Charles F. McCain (45) Chief Compliance Officer	Since 2004	Executive Vice President and General Counsel (2004-Present) and Chief Compliance Officer (2004-2014), Harbor Capital Advisors, Inc.; Director (2007-Present) and Chief Compliance Officer (2004-Present), Harbor Services Group, Inc.; and Director, Executive Vice President and Chief Compliance Officer (2007-Present), Harbor Funds Distributors, Inc.

Anmarie S. Kolinski (43) Treasurer	Since 2007	Executive Vice President and Chief Financial Officer (2007-Present), Harbor Capital Advisors, Inc.; Chief Financial Officer (2007-Present), Harbor Services Group, Inc.; and Treasurer (2012-Present), Harbor Funds Distributors, Inc.

Erik D. Ojala (40) Vice President and Secretary; AML Compliance Officer	Since 2007; Since 2010	Senior Vice President and Associate General Counsel (2007-Present) and Secretary (2010-Present), Harbor Capital Advisors, Inc.; and Assistant Secretary (2014-Present), Harbor Services Group, Inc.

Brian L. Collins (46) Vice President	Since 2005	Executive Vice President and Chief Investment Officer (2004-Present), Harbor Capital Advisors, Inc.

Charles P. Ragusa (56) Vice President	Since 2007	Executive Vice President (2007-Present), Harbor Capital Advisors, Inc.; President (2007-Present), Harbor Services Group, Inc.; and Executive Vice President and AML Compliance Officer (2007-Present), Harbor Funds Distributors, Inc.

Jodie L. Crotteau (43) Assistant Secretary	Since 2014	Senior Vice President and Chief Compliance Officer, Harbor Capital Advisors, Inc. (2014-Present); Vice President and Chief Compliance Officer, Grosvenor Registered Funds (2011-2014); Vice President, Grosvenor Capital Management, L.P. (2010-2014); Assistant Secretary (2005-2010) and AML Compliance Officer (2007-2010), Harbor Funds; Vice President, Secretary and Compliance Director (2007-2010), Harbor Capital Advisors, Inc.; Assistant Secretary (2005-2010), Harbor Services Group, Inc.; and Assistant Secretary (2007-2010), Harbor Funds Distributors, Inc.

Susan A. DeRoche (62) Assistant Secretary	Since 2006	Senior Vice President and Compliance Director (2007-Present) and Assistant Secretary (2006-Present), Harbor Capital Advisors, Inc.; Senior Vice President (2011–Present) and Secretary (2007-Present), Harbor Funds Distributors, Inc.; and Secretary (2014-Present) and Assistant Secretary (2012-2013), Harbor Services Group, Inc.

John M. Paral (46) Assistant Treasurer	Since 2013	Vice President (2012-Present) and Financial Reporting Manager (2007-2012), Harbor Capital Advisors, Inc.

1	Each Trustee serves for an indefinite term, until his successor is elected. Each Officer is elected annually.
*	Mr. Van Hooser is deemed an “Interested Trustee” due to his affiliation with the Adviser and Distributor of Harbor Funds.
**	Officers of the Funds are “interested persons” as defined in the Investment Company Act.

THIS PRIVACY STATEMENT IS NOT PART OF THIS REPORT

Harbor’s Privacy Statement

The following privacy statement is issued by Harbor Funds and each series of Harbor Funds and its affiliates, Harbor Capital Advisors, Inc., Harbor Services Group, Inc. and Harbor Funds Distributors, Inc. These measures reflect our commitment to maintaining the privacy of your confidential information. We appreciate the confidence you have shown by entrusting us with your assets.

Personal Information	It is our policy to respect the privacy of current and former shareholders and to protect personal information entrusted to us. We do not sell your personal information to anyone.

In the course of providing products and services, we collect non-public personal information about you from the following sources: applications, forms, our website (including any information captured through our use of “cookies”), through mobile applications, by telephone and in correspondence and transactions with us, our affiliates or other parties.

The non-public personal information collected may include name, address, e-mail address, telephone/fax numbers, account number, social security or taxpayer identification number, investment activity, and bank account information.

When you visit us through our website or a mobile application, we may collect technical and navigational information, such as computer browser type, Internet protocol address, pages visited and average time spent on our website. We may use this information to alert you to software compatibility issues, or to improve our web design and functionality. We use “cookies” and similar files that may be placed on your hard drive for security purposes, to facilitate site navigation and to personalize the appearance of our site.

Information Sharing	We occasionally disclose non-public personal information about our current or former shareholders with affiliated and non-affiliated parties, as permitted or required by law or regulation. In the normal course of servicing our shareholders, information we collect may be shared with non-affiliated companies that perform support services on our behalf or to other firms that assist us in providing you with products and services, such as custodians, transfer agents, broker-dealers and marketing service firms, as well as with other financial institutions. These companies may not use the information for any other purpose and we require them to keep the information they handle confidential. We may also share information with affiliates that are engaged in a variety of financial services in order to better service your account(s).

When information is shared with third parties, they are not permitted to use the information for any purpose other than to assist our servicing of your account(s) or as permitted by law.

If you close your account(s) or if we lose contact with you, we will continue to share information in accordance with our current privacy policy and practices.

Access to Information	Access to non-public personal information is limited to employees, agents or other parties who need to know that information to perform their jobs, such as servicing your account(s), resolving problems or informing you of new products or services.

Security	We maintain physical, electronic and procedural safeguards that comply with industry standards to protect your non-public personal information.

For shareholders accessing information through our website or a mobile application, various forms of Internet security, such as data encryption firewall barriers, user names and passwords, and other tools are used. For additional information regarding our security measures, visit the terms and conditions of use on our website at harborfunds.com. If you have any questions or concerns about how we maintain the privacy of your non-public personal information, please contact us at 800-422-1050 Monday through Friday, between the hours of 8:00 a.m. and 6:00 p.m. Eastern time.

We recommend that you read and retain this notice for your personal files

Eff. November 2013

Glossary

12b-1 Fee—A mutual fund fee, named for the SEC rule that permits it, used to pay for broker-dealer compensation and other distribution costs. If a fund has a 12b-1 fee, it will be disclosed in the fee table of a fund’s prospectus.

ADR—ADR after the name of a foreign holding stands for American Depositary Receipts representing ownership of foreign securities. ADRs are issued by U.S. banking institutions.

Average Market Capitalization—The average market capitalization of a fund’s equity portfolio gives you a measure of the size of the companies in which the fund invests. Market capitalization is calculated by multiplying the number of a company’s shares outstanding by its price per share.

Average Weighted Coupon—A calculation from a fund’s portfolio by weighting the coupon of each bond by its relative size in the portfolio.

Barclays U.S. Aggregate Bond Index—The Barclays U.S. Aggregate Bond Index is an unmanaged index of investment-grade fixed-rate debt issues with maturities of at least one year. This unmanaged index does not reflect fees and expenses and is not available for direct investment.

Barclays U.S. TIPS Index—The Barclays U.S. TIPS Index is an unmanaged market index comprised of all U.S. Treasury Inflation Protected Securities rated investment grade (Baa3 or better), have at least one year to final maturity, and at least $250 million par amount outstanding. This unmanaged index does not reflect fees and expenses and is not available for direct investment.

Beta—A measure of market-related risk. The beta of every index is 1.00, no matter how volatile the index is. A beta less than one means the portfolio is less volatile than the index. A beta higher than one indicates more volatility than the index.

Bloomberg Commodity Index Total ReturnSM—The Bloomberg Commodity Index Total ReturnSM is a broadly diversified index that tracks the commodities markets through commodity futures contracts. This unmanaged index does not reflect fees and expenses and is not available for direct investment.

BofA Merrill Lynch All U.S. Convertibles Ex Mandatory Index—The BofA Merrill Lynch All U.S. Convertibles Ex Mandatory Index is broadly representative of the U.S. convertible securities market, consisting of publicly traded issues, denominated in U.S. dollars, of all credit qualities, and excluding mandatory (equity-linked) convertibles. This unmanaged index does not reflect fees and expenses and is not available for direct investment.

BofA Merrill Lynch U.S. Dollar 3-Month LIBOR Constant Maturity Index—The BofA Merrill Lynch U.S. Dollar 3-Month LIBOR Constant Maturity Index tracks the performance of a synthetic asset paying Libor to a stated maturity. The index is based on the assumed purchase at par of a synthetic instrument having exactly its stated maturity and with a coupon equal to that day’s fixing rate. That issue is assumed to be sold the following business day (priced at a yield equal to the current day fixing rate) and rolled into a new instrument. This unmanaged index does not reflect fees and expenses and is not available for direct investment.

BofA Merrill Lynch 3-Month U.S. Treasury Bill Index—The BofA Merrill Lynch 3-Month U.S. Treasury Bill Index is comprised of a single U.S. Treasury Bill issue purchased at the beginning of each month and held for a full month, at which time that issue is sold and rolled into a newly selected issue. The issue selected each month is that having a maturity date closest to, but not beyond 90 days from the rebalance date.

BofA Merrill Lynch U.S. High Yield Index—The BofA Merrill Lynch U.S. High Yield Index is an unmanaged index that tracks the performance of below investment grade U.S. dollar-denominated corporate bonds publicly issued in the U.S. domestic market. All bonds are U.S. dollar denominated and rated Split BBB and below. This unmanaged index does not reflect fees and expenses and is not available for direct investment.

BofA Merrill Lynch U.S. Non-Distressed High Yield Index—The BofA Merrill Lynch U.S. Non-Distressed High Yield Index is a subset of the BofA Merrill Lynch U.S. High Yield Index including all securities with an option-adjusted spread less than 1,000 basis points. The unmanaged index does not reflect fees and expenses and is not available for direct investment.

Bottom-Up Equity Management Style—A management style that de-emphasizes the significance of economic and market cycles, focusing instead on the analysis of individual stocks.

Capital Gains Distribution—Profits distributed to shareholders resulting from the sale of securities held in the fund’s portfolio.

Credit Risk—The possibility that a bond issuer may not be able to pay interest and repay its debt.

Glossary—Continued

CUSIP Number—Identification number assigned to every stock, corporate bond and municipal bond by the Committee on Uniform Securities Identification Procedures (CUSIP), which is established by the American Bankers Association.

Diversification—The practice of investing broadly across securities of a number of issuers to reduce risk.

Duration—A common gauge of the price sensitivity of a fixed income asset or portfolio to a change in interest rates.

Emerging Markets—Emerging markets are countries with relatively young stock and bond markets. Examples include Brazil and Thailand. Typically, emerging-markets investments have the potential for losses and gains larger than those of developed-market investments.

Expense Ratio—The Fund’s total annual operating expenses (including management fees, distribution (12b-1) fees and other expenses) expressed as a percentage of average net assets.

Family of Funds—A group of mutual funds, each typically with its own investment objective, managed and distributed by the same company.

GDR—GDR after the name of a holding stands for Global Depositary Receipt representing ownership of foreign securities. GDRs are issued by either U.S. or non-U.S. banking organizations.

Inception Date—The date on which the Fund commenced operations.

Investment Objective—The goal that an investor and mutual fund pursue together (e.g., current income, long-term capital growth, etc.)

Median Market Cap—An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

MSCI All Country World Index—The MSCI All Country World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. This unmanaged index does not reflect fees and expenses and is not available for direct investment.

MSCI All Country World Ex. U.S. (ND) Index—The MSCI All Country World Ex. U.S.is a free float-adjusted market capitalization weighted index that is designed to measure equity market performance in the global developed and emerging markets, excluding the United States. This unmanaged index does not reflect fees and expenses and is not available for direct investment.

MSCI EAFE (ND) Index—The MSCI EAFE (ND) Index is an unmanaged index generally representative of major overseas stock markets. This unmanaged index does not reflect fees and expenses and is not available for direct investment.

MSCI Emerging Markets (ND) Index—The MSCI Emerging Markets (ND) Index is a market capitalization weighted index of equity securities in more than 20 emerging market economies. This unmanaged index does not reflect fees and expenses and is not available for direct investment.

MSCI World (ND) Index—The MSCI World (ND) Index is a free float-adjusted market capitalization index that is designed to measure global developed market equity performance. This unmanaged index does not reflect fees and expenses and is not available for direct investment.

Net Asset Value (NAV)—The per share value of a mutual fund, determined by subtracting the fund’s liabilities from its assets and dividing by the number of shares outstanding. Mutual funds calculate their NAVs at least once each business day.

No-Load Fund—A mutual fund whose shares are sold without a sales commission and without a 12b-1 fee of more than 0.25% per year. Harbor funds are no-load.

Open-End Investment Company—The legal name for a mutual fund, indicating that it stands ready to redeem (buy back) its shares from investors on any business day. Harbor Funds is an open-end investment company.

Operating Expenses—Business costs paid from a fund’s assets before earnings are distributed to shareholders. These include management fees and 12b-1 fees and other expenses.

Portfolio Manager—A specialist employed by a mutual fund’s adviser or subadviser to invest the fund’s assets in accordance with predetermined investment objectives.

Glossary—Continued

Portfolio Turnover—A measure of the trading activity in a fund’s investment portfolio (how often securities are bought and sold by a fund). Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors).

Price to Book Ratio (P/B)—A ratio used to compare a stock’s market value to its book value. It is calculated by dividing the current closing price of the stock by the latest quarter’s book value. For a fund, the weighted average price/book ratio of the stocks it holds.

Price to Earnings Ratio (P/E)—The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the market expectations are for a company’s future growth.

Prospectus—The official document that describes a mutual fund to prospective investors. The prospectus contains information required by the SEC, such as investment objectives and policies, risks, services and fees.

Record Date—The date on which a shareholder must officially own shares in order to be entitled to a dividend.

Redemption Fee—Fee charged to shareholders by a mutual fund when they sell shares within a specified period after purchase. The time limit and size of fee vary among funds. The fee is paid to the fund, not the fund’s investment adviser. Its purpose is to protect long-term investors from the impact of short-term traders.

REITs (Real Estate Investment Trust)—REITs invest in real estate or loans secured by real estate and issue shares in such investments. A REIT is similar to a closed-end mutual fund.

Repurchase Agreement (Repo)—A form of short-term borrowing for dealers in government securities. The dealer sells the government securities to investors, usually on an overnight basis, and buys them back the following day. For the party selling the security (and agreeing to repurchase it in the future), it is a repo. For the party on the other end of the transaction (buying the security and agreeing to sell back in the future), it is a reverse repurchase agreement.

Risk/Reward (or Return)—The relationship between the degree of risk associated with an investment and its return potential. Typically, the higher the potential return of an investment, the greater the risk.

Russell 1000® Growth Index—The Russell 1000® Growth Index is an unmanaged index generally representative of the U.S. market for larger capitalization growth stocks. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell 1000® Growth Index and Russell® are trademarks of Russell Investments.

Russell 1000® Value Index—The Russell 1000® Value Index is an unmanaged index generally representative of the U.S. market for larger capitalization value stocks. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell 1000® Value Index and Russell® are trademarks of Russell Investments.

Russell 2000® Index—The Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000® Index is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2,000 of the smallest securities based on a combination of their market cap and current index membership. The Russell 2000® Index is constructed to provide a comprehensive and unbiased small-cap barometer and is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small-cap opportunity set. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell 3000® Index and Russell® are trademarks of Russell Investments.

Russell 2000® Growth Index—The Russell 2000® Growth Index is an unmanaged index representing the smallest 2,000 stocks with the highest price-to-book ratio and future earnings. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell 2000® Growth Index and Russell® are trademarks of Russell Investments.

Russell 2000® Value Index—The Russell 2000® Value Index is an unmanaged index representing the smallest 2,000 stocks with the lowest price-to-book ratio and future earnings. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell 2000® Value Index and Russell® are trademarks of Russell Investments.

Russell 3000® Index—The Russell 3000® Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market. The Russell 3000® Index is constructed to provide a comprehensive, unbiased and stable barometer of the broad market and is completely reconstituted annually to ensure new and growing equities are reflected. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell 3000® Index and Russell® are trademarks of Russell Investments.

Glossary—Continued

Russell 3000® Growth Index—The Russell 3000® Growth Index measures the performance of the broad growth segment of the U.S. equity universe. It includes those Russell 3000 companies with higher price-to-book ratios and higher forecasted growth values. The Russell 3000® Growth Index is constructed to provide a comprehensive, unbiased, and stable barometer of the broad growth market. The index is completely reconstituted annually to ensure new and growing equities are included and that the represented companies continue to reflect growth characteristics. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell 3000® Growth Index and Russell® are trademarks of Russell Investments.

Russell 3000® Value Index—The Russell 3000® Value Index measures the performance of the broad value segment of U.S. equity value universe. It includes those Russell 3000 companies with lower price-to-book ratios and lower forecasted growth values. The Russell 3000® Value Index is constructed to provide a comprehensive, unbiased, and stable barometer of the broad value market. The index is completely reconstituted annually to ensure new and growing equities are included and that the represented companies continue to reflect value characteristics. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell 3000® Value Index and Russell® are trademarks of Russell Investments.

Russell Midcap® Growth Index—The Russell Midcap® Growth Index is an unmanaged index generally representative of the U.S. market for medium capitalization growth stocks. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell Midcap® Growth Index and Russell® are trademarks of Russell Investments.

Russell Midcap® Value Index—The Russell Midcap® Value Index is an unmanaged index generally representative of the U.S. market for medium capitalization value stocks. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell Midcap® Value Index and Russell® are trademarks of Russell Investments.

S&P 500 Index—The S&P 500 Index is an unmanaged index generally representative of the U.S. stock market. This unmanaged index does not reflect fees and expenses and is not available for direct investment.

Statement of Additional Information (SAI)—The supplementary document to a prospectus that contains more detailed information about a mutual fund; also known as “Part B” of a fund’s registration statement.

TBAs—A term used to describe a forward mortgage-backed securities trade. Pass-through securities issued by Freddie Mac, Fannie Mae and Ginnie Mae trade in the TBA market. The term TBA is derived from the fact that the actual mortgage- backed security that will be delivered to fulfill a TBA trade is not designated at the time the trade is made. The securities are “to be announced” 48 hours prior to the established trade settlement date.

Treasury Inflation-Protected Securities (TIPS)—TIPS are securities in which the principal amount is adjusted for inflation and interest payments are applied to the inflation-adjusted principal.

Top-Down Equity Management Style—Investment style that begins with an assessment of the overall economic environment and makes a general asset allocation decision regarding various sectors of the financial markets and various industries.

Total Return—Return on an investment over a specified period, including price appreciation (or depreciation) plus any income, expressed as an average annual compound of return.

Weighted Average Duration—Duration is a time measure of a bond’s interest-rate sensitivity, based on the weighted average of the time periods over which a bond’s cash flows accrue to the bondholder. Time periods are weighted by multiplying by the present value of its cash flow divided by the bond’s price. (A bond’s cash flows consist of coupon payments and repayment of capital.) A bond’s duration will almost always be shorter than its maturity, with the exception of zero-coupon bonds, for which maturity and duration are equal.

Weighted Average Maturity—The average length of time until principal must be repaid for all bonds in a mutual fund portfolio on a dollar weighted basis.

Yield—A measure of net income (dividends and interest) earned by the securities in the fund’s portfolio less fund expenses during a specified period. A fund’s yield is expressed as a percentage of the maximum offering price per share on a specified date.

Yield to Maturity—The term used to describe the rate of return an investor will receive if a long-term, interest-bearing security, such as a bond, is held to its maturity date. Yield to maturity is greater than the coupon rate if the bond is selling at a discount and less than the coupon rate if it is selling at a premium.

111 South Wacker Drive, 34th Floor	Chicago, IL 60606-4302	800-422-1050	harborfunds.com

Trustees & Officers

David G. Van Hooser

Chairman, President & Trustee

Scott M. Amero

Trustee

Raymond J. Ball

Trustee

Donna J. Dean

Trustee

Randall A. Hack

Trustee

Robert Kasdin

Trustee

Rodger F. Smith

Trustee

Ann M. Spruill

Trustee

Charles F. McCain

Chief Compliance Officer

Anmarie S. Kolinski

Treasurer

Erik D. Ojala

Vice President, Secretary & AML Compliance Officer

Brian L. Collins

Vice President

Charles P. Ragusa

Vice President

Jodie L. Crotteau

Assistant Secretary

Susan A. DeRoche

Assistant Secretary

John M. Paral

Assistant Treasurer

Investment Adviser

Harbor Capital Advisors, Inc.

111 South Wacker Drive

34th Floor

Chicago, IL 60606-4302

312-443-4400

Distributor & Principal Underwriter

Harbor Funds Distributors, Inc.

111 South Wacker Drive

34th Floor

Chicago, IL 60606-4302

312-443-4600

Shareholder Servicing Agent

Harbor Services Group, Inc.

P.O. Box 804660

Chicago, IL 60680-4108

800-422-1050

Custodian

State Street Bank & Trust Company

State Street Financial Center

1 Lincoln Street Boston,

MA 02111-2900

FD.SAR.FI.0415

Semi-Annual Report

April 30, 2015

Target Retirement Funds

	Institutional Class	Administrative Class	Investor Class

Harbor Target Retirement Income Fund	HARAX	HARBX	HARCX

Harbor Target Retirement 2015 Fund	HARGX	HARHX	HARIX

Harbor Target Retirement 2020 Fund	HARJX	HARKX	HARLX

Harbor Target Retirement 2025 Fund	HARMX	HARNX	HAROX

Harbor Target Retirement 2030 Fund	HARPX	HARQX	HARTX

Harbor Target Retirement 2035 Fund	HARUX	HARVX	HARWX

Harbor Target Retirement 2040 Fund	HARYX	HARZX	HABBX

Harbor Target Retirement 2045 Fund	HACCX	HADDX	HAEEX

Harbor Target Retirement 2050 Fund	HAFFX	HAGGX	HAHHX

Harbor Target Retirement 2055 Fund	HATRX	HATAX	HATTX

This document must be preceded or accompanied by a Prospectus.

Harbor Target Retirement Funds

SEMI-ANNUAL REPORT OVERVIEW (Unaudited)

The first half of the fiscal year ended April 30, 2015. The performance figures for each of the Harbor Funds shown below assume the reinvestment of dividends and capital gains, but do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of shares of the Funds. Returns for periods less than one year are not annualized. From time to time, certain fees and/or expenses have been voluntarily or contractually waived or reimbursed, which has resulted in higher returns. Without these waivers or reimbursements, the returns would have been lower. Voluntary waivers or reimbursements may be discontinued at any time without notice. For information on the different share classes, please refer to the current prospectus. The returns of the unmanaged indices assume the reinvestment of dividends but do not reflect fees and expenses. The indices are not available for direct investment.

Performance data shown represents past performance, which is no guarantee of future results. Current performance may be higher or lower than the past performance data shown. Investment returns and the value of an investment will fluctuate, and an investor’s shares, when sold, may be worth more or less than their original cost. You can obtain performance data current to the most recent month-end (available within seven business days after the most recent month-end) by calling 800-422-1050 or by visiting harborfunds.com.

	Unannualized Total Return 6 Months Ended April 30, 2015
HARBOR TARGET RETIREMENT FUNDS	Institutional Class	Administrative Class	Investor Class
Harbor Target Retirement Income Fund	2.53%	2.42%	2.42%
Harbor Target Retirement 2015 Fund	2.64	2.56	2.64
Harbor Target Retirement 2020 Fund	3.22	3.22	3.22
Harbor Target Retirement 2025 Fund	3.36	3.37	3.37
Harbor Target Retirement 2030 Fund	3.61	3.73	3.73
Harbor Target Retirement 2035 Fund	4.04	4.04	4.04
Harbor Target Retirement 2040 Fund	4.73	4.72	4.72
Harbor Target Retirement 2045 Fund	5.20	5.21	5.21
Harbor Target Retirement 2050 Fund	5.95	5.94	5.94
Harbor Target Retirement 2055 Fund	6.45	6.34	6.34

UNDERLYING HARBOR FUNDS PERFORMANCE (INSTITUTIONAL CLASS SHARES)

	Total Return for the Period Ended April 30, 2015						Expense Ratios*,a
EQUITY & COMMODITY FUNDS	6 Months[b]	One Year	Five Years[a]	Ten Years[a]	Since Inception[a]	Inception Date	Net		Gross
Harbor Capital Appreciation Fund	7.47%	20.46%	15.23%	10.15%	11.59%	12/29/1987	0.66%[c]		0.68%
Harbor Mid Cap Growth Fund	7.06	15.77	13.78	11.02	3.90	11/01/2000	0.85		0.85
Harbor Small Cap Growth Fund	10.39	17.30	14.80	10.93	9.06	11/01/2000	0.84		0.84
Harbor Small Cap Growth Opportunities Fund	2.19	7.69	N/A	N/A	8.01	02/01/2014	0.90	[d]	1.61
Harbor Large Cap Value Fund	6.99	12.35	13.80	7.38	9.98	12/29/1987	0.68	[d]	0.71
Harbor Mid Cap Value Fund	4.87	10.64	15.46	9.59	8.61	03/01/2002	0.90		0.90
Harbor Small Cap Value Fund	3.94	10.88	12.97	7.82	10.61	12/14/2001	0.85		0.85
Harbor International Fund	7.69	-0.10	7.92	8.69	11.65	12/29/1987	0.75	[c]	0.77
Harbor International Growth Fund	7.75	3.92	6.73	6.11	3.67	11/01/1993	0.85	[d]	0.89
Harbor Global Growth Fund	3.92	11.41	13.92	N/A	21.85	03/01/2009	0.90	[d]	1.09
Harbor Emerging Markets Equity Fund	0.10	3.50	N/A	N/A	0.40	11/01/2013	1.15	[d]	2.35
Harbor Commodity Real Return Strategy Fund	-13.07	-25.82	-3.49	N/A	-6.17	09/02/2008	0.98	[d]	1.05

FIXED INCOME FUNDS
Harbor Unconstrained Bond Fund	0.31%	1.82%	2.83%	N/A	2.99%	04/01/2010	1.05%[d]		1.35%
Harbor Convertible Securities Fund	3.03	3.03	N/A	N/A	5.79	05/01/2011	0.75		0.75
Harbor High-Yield Bond Fund	2.40	3.19	6.99	7.03%	7.77	12/01/2002	0.65	[c]	0.69
Harbor Bond Fund	2.17	4.33	4.37	5.62	7.50	12/29/1987	0.51	[d,g]	0.57
Harbor Real Return Fund	0.02	1.25	3.54	N/A	4.60	12/01/2005	0.59	[d]	0.64

SHORT-TERM INVESTMENTS
Harbor Money Market Fund	0.03%	0.06%	0.10%	1.51%	3.47%	12/29/1987	0.28%[c,d]		0.31%
Current 7-day subsidized[e] SEC yield for period ended 04/30/2015: 0.07%
Current 7-day unsubsidized[f] SEC yield for period ended 04/30/2015: -0.25%

COMMONLY USED MARKET INDICES	Unannualized Total Return 6 Months Ended April 30, 2015
Russell 3000® Index; entire U.S. stock market	4.74%
MSCI EAFE (ND) Index; international equity	6.81
Barclays U.S. Aggregate Bond Index; domestic bonds	2.06

*	All mutual funds have expense ratios which represent what shareholders pay for operating expenses and management fees. Expense ratios are expressed as an annualized percentage of a fund’s average net assets paid out in expenses. Net expense ratios reflect adjustments due to voluntary or contractual fee waivers or expense reimbursements. Expense ratio information is as of the funds current prospectus, as revised and supplemented to date.

a	Annualized.

b	Unannualized.

c	Reflects contractual management fee reduction through 02/29/2016.

d	Contractual limitation on Fund operating expenses through 02/29/2016.

e	Reflects reimbursement or waivers currently in effect.

f	Does not reflect reimbursements or waivers currently in effect.

g	Reflects contractual management fee reduction through 02/28/2018.

1

Harbor Target Retirement Funds

SEMI-ANNUAL REPORT OVERVIEW—Continued

TARGET ASSET ALLOCATION

Over time, the allocation to asset classes and underlying Harbor funds will change in a predetermined manner as shown in the chart above. The chart shows the shifting of asset classes over time and illustrates how each Target Retirement Fund’s (except Harbor Target Retirement Income Fund) asset mix becomes more conservative as time elapses.

The principal value of the Funds is not guaranteed at any time, including the target retirement date.

INVESTMENT STYLES

The Target Retirement Funds are constructed based on Harbor Capital Advisors’ investment experience that, over the long term, stocks generally provide greater growth opportunities and greater risk than bonds, and bonds generally provide more income and lower volatility than stocks. The year in the Fund name refers to the approximate year (the target date) when an investor in the Fund would leave the work force and enter retirement and likely stop making new investments in the Fund. Harbor Target Retirement Income Fund is designed for investors currently in retirement. The year-specific Target Retirement Funds strive to produce more income and lower volatility as the target year approaches.

Harbor Capital Advisors allocates each Fund’s assets among the underlying Harbor funds based on the Fund’s investment objectives and policies. The asset allocation for each Fund (other than the Harbor Target Retirement Income Fund) will change over time as the target date indicated in the Fund’s name draws closer.

HARBOR TARGET RETIREMENT FUNDS – ACTUAL ALLOCATION AS OF APRIL 30, 2015

	Income	2015	2020	2025	2030	2035	2040	2045	2050	2055
Domestic Equity & Commodity Funds
Harbor Capital Appreciation Fund	3%	3%	4%	5%	6%	7%	9%	10%	11%	11%
Harbor Mid Cap Growth Fund	1	2	2	2	3	4	4	5	6	6
Harbor Small Cap Growth Fund	1	2	2	2	3	3	4	4	5	5
Harbor Large Cap Value Fund	3	4	5	6	7	9	10	12	13	14
Harbor Mid Cap Value Fund	2	3	3	4	5	6	7	8	9	9
Harbor Small Cap Value Fund	1	2	3	3	3	4	5	5	6	6
Harbor Commodity Real Return Strategy Fund	0	1	3	4	5	5	4	4	3	3
Total Domestic Equity & Commodity Funds	11	17	22	26	32	38	43	48	53	54
International & Global Funds
Harbor International Fund	5	6	8	9	11	13	15	18	20	20
Harbor International Growth Fund	3	4	5	6	7	9	10	12	14	14
Harbor Global Growth Fund	1	2	2	2	3	3	4	4	4	5
Total International & Global Funds	9	12	15	17	21	25	29	34	38	39
Fixed Income Funds
Harbor Unconstrained Bond Fund	6	6	6	6	5	4	3	2	1	1
Harbor Convertible Securities Fund	0	0	4	4	4	1	0	0	0	0
Harbor High-Yield Bond Fund	11	13	15	16	14	12	10	7	4	3
Harbor Bond Fund	37	33	28	24	20	18	14	9	4	3
Harbor Real Return Fund	16	11	9	7	4	2	1	0	0	0
Total Fixed Income Funds	70	63	62	57	47	37	28	18	9	7
Short-Term Investments
Harbor Money Market Fund	10	8	1	0	0	0	0	0	0	0
Total Short-Term Investments	10	8	1	0	0	0	0	0	0	0
	100%	100%	100%	100%	100%	100%	100%	100%	100%	100%

2

Letter from the Chairman

David G. Van Hooser

Chairman

Dear Fellow Shareholder:

U.S. and international stocks recorded respectable gains for the first half of fiscal 2015. Fixed income markets posted positive results, while commodities declined.

Harbor Target Retirement Funds

Shares of U.S. and foreign-based companies were both key contributors to returns for the Harbor Target Retirement Funds for the six months ended April 30, 2015. Harbor Target Retirement Income Fund, which had the smallest equity allocation (about 20% of its portfolio), recorded a return of 2.53%, while Harbor Target Retirement 2055 Fund, which had approximately 90% of its portfolio invested in stocks, returned 6.45%. (All Harbor returns cited are for each fund’s Institutional Class shares.) Among other areas of Target Retirement portfolios, fixed income funds had positive returns while commodities finished in negative territory.

Notable performances included that of Harbor Large Cap Value Fund, which had a return of 6.99%, beating its benchmark, the Russell 1000® Value Index, by 410 basis points, or 4.10 percentage points. Harbor International Fund, the largest single equity fund allocation in the Target Retirement portfolios, returned 7.69%, outperforming its MSCI EAFE (ND) Index benchmark by 88 basis points. Harbor Small Cap Growth Fund, with a return of 10.39%, outperformed its benchmark, the Russell 2000® Growth Index, by 314 basis points. Harbor Bond Fund, the largest fixed income component of the portfolios, returned 2.17%, beating its Barclays U.S. Aggregate Bond Index benchmark by 11 basis points.

	RETURNS FOR PERIODS ENDED APRIL 30, 2015
	Unannualized		Annualized
Domestic Equities	6 Months	1 Year	5 Years	10 Years	30 Years
Wilshire 5000 Total Market (entire U.S. stock market)	4.64%	12.52%	14.26%	8.88%	11.00%
S&P 500 (large cap stocks)	4.40	12.98	14.33	8.32	11.09
Russell Midcap® (mid cap stocks)	5.87	13.30	15.09	10.27	12.55
Russell 2000® (small cap stocks)	4.65	9.71	12.73	9.18	9.90
Russell 3000® Growth	6.59	16.50	15.45	9.69	10.41
Russell 3000® Value	2.82	8.96	13.15	7.54	11.24

International & Global
MSCI EAFE (ND) (foreign stocks)	6.81%	1.66%	7.40%	5.62%	9.04%
MSCI World (ND) (global stocks)	5.09	7.41	10.51	6.87	9.44
MSCI Emerging Markets (ND) (emerging markets)	3.92	7.80	3.02	9.58	N/A

Strategic Markets
Bloomberg Commodity Index Total ReturnSM	-11.87%	-24.69%	-5.02%	-2.44%	N/A

Fixed Income
BofA Merrill Lynch U.S. High-Yield (high-yield bonds)	1.51%	2.57%	8.18%	8.28%	N/A
Barclays U.S. Aggregate Bond (domestic bonds)	2.06	4.46	4.12	4.75	7.33%
BofA Merrill Lynch 3-Month U.S. Treasury Bill (proxy for money market returns)	0.01	0.02	0.09	1.47	3.90
Barclays U.S. TIPS (inflation-linked bonds)	1.28	2.48	3.96	4.43	N/A

Domestic Equity

U.S. stock indices had positive returns for the first half of fiscal 2015, supported by accommodative monetary policies of the Federal Reserve and central banks of other countries. The Wilshire 5000 Total Market Index, a measure of the broad domestic equity market, had a return of 4.64% for the six months ended April 30, 2015. Growth stocks outperformed value stocks across all capitalization ranges.

International Equity

International stock markets moved higher in the first half of fiscal 2015 as investors responded favorably to new monetary easing initiatives by central banks in Europe, Japan and other countries. The U.S. dollar strengthened against most international currencies, boosting the competitiveness of foreign exporters.

Shares of companies based in developed overseas markets returned 6.81%, as measured by the MSCI EAFE (ND) Index, while emerging markets equities returned 3.92%, as measured by the MSCI Emerging Markets (ND) Index. The MSCI World (ND) Index, a measure of global equities including the U.S., returned 5.09%. (All international and global returns are in U.S. dollars.)

3

Strategic Markets and Fixed Income

Commodity markets finished broadly lower for the first half of fiscal 2015, driven in part by the decline in crude oil prices and the stronger U.S. dollar. The Bloomberg Commodity Index Total ReturnSM, an unmanaged index of futures contracts on a diversified group of physical commodities, returned -11.87%.

Fixed income markets generated modest gains in the first half of fiscal 2015. The Federal Reserve indicated its willingness to begin gradually raising short-term rates if warranted by certain signs of continued economic growth in the U.S. By contrast, against a backdrop of economic weakness and subdued inflation, a number of central banks outside the U.S., including Europe and Japan, introduced new monetary stimulus measures.

The broad U.S. investment-grade bond market returned 2.06% for the fiscal first half, as measured by the Barclays U.S. Aggregate Bond Index. Below investment-grade bonds returned 1.51%, as measured by the BofA Merrill Lynch U.S. High Yield Index. Inflation-linked bonds, as measured by the Barclays U.S. TIPS Index, returned 1.28%. Money market investments again produced barely positive returns as the Federal Reserve continued to hold its federal funds target rate at the 0.0% to 0.25% range.

Disciplined Approach

Although stocks and bonds may provide solid long-term returns, as indicated in the table on the preceding page, financial markets can be very volatile in the short run. Given the uncertainty of markets, a disciplined approach and a diversified portfolio can be useful tools in helping investors to manage risk. At Harbor Funds, we offer a range of actively-managed equity, strategic markets and fixed income funds to assist investors in establishing an investment plan to help achieve their long-term goals.

A number of these funds are included in the portfolios of the Harbor Target Retirement Funds, which are designed to help investors keep an asset allocation consistent with their age and expected retirement date as they invest and plan for their retirement years.

Thank you for your investment in Harbor Funds.

June 24, 2015

David G. Van Hooser

Chairman

4

Harbor Target Retirement Income Fund

MANAGERS’ COMMENTARY (Unaudited)

ADVISER

Harbor Capital

Advisors, Inc.

111 South Wacker Drive

34th Floor

Chicago, IL 60606

PORTFOLIO MANAGERS

Brian L. Collins, CFA

Since 2009

Paul C. Herbert, CFA

Since 2009

Linda M. Molenda

Since 2009

David G. Van Hooser

Since 2009

Harbor Capital has managed the Fund since its inception

in 2009.

INVESTMENT OBJECTIVE

The Fund seeks current income and some capital appreciation.

MARKET REVIEW

U.S. and international equity markets finished higher for the six months ended April 30, 2015. Fixed income investments recorded positive returns, while commodity prices posted a sharp decline.

U.S. equities returned 4.74% for the first half of fiscal 2015, as measured by the Russell 3000® Index. Growth stocks set the pace, with the Russell 3000® Growth Index posting a return of 6.59%, compared to 2.82% by the Russell 3000® Value Index. Mid cap stocks modestly outperformed both large caps and small caps. The S&P 500 Index returned 4.40%, with 8 of its 10 economic sectors posting positive returns. The Consumer Discretionary, Health Care, and Information Technology sectors were the best-performing areas of the index, while the Energy and Utilities sectors had negative returns.

International stocks, as measured by the MSCI EAFE (ND) Index, returned 6.81%, modestly outperforming U.S. equities. (All international and global returns are in U.S. dollars.) The index is a measure of stocks in developed markets outside the U.S. Eight of the 10 sectors within the index had positive returns, led by Consumer Discretionary, Information Technology, and Health Care stocks. Energy and Utilities were the only sectors to lose ground. Shares of companies based in developing economies also advanced, with the MSCI Emerging Markets (ND) Index registering a return of 3.92%.

Among fixed income investments, the broad U.S. investment-grade bond market returned 2.06%, as measured by the Barclays U.S. Aggregate Bond Index. Speculative-grade bonds, as measured by the BofA Merrill Lynch U.S. High-Yield Index, returned 1.51%. Inflation-linked bonds returned 1.28%, as measured by the Barclays U.S. TIPS Index, while the BofA Merrill Lynch 3-month U.S. Treasury Bill Index, a benchmark for money market returns, posted a return of 0.01%.

Following a decline over the prior 12 months, commodity prices fell further in the first half of fiscal 2015. The Bloomberg Commodity Index Total ReturnSM, an unmanaged index of futures contracts on a diversified group of physical commodities, returned -11.87%.

PERFORMANCE

Harbor Target Retirement Income Fund recorded returns of 2.53% (Institutional Class) and 2.42% (Administrative and Investor Classes) for the six months ended April 30, 2015. Underlying fund investments in U.S. stocks, international equities, and bonds all made positive contributions to Fund performance.

U.S. stock markets were a key source of returns for the Fund, as all U.S. equity funds in the portfolio generated positive results. (All underlying fund returns cited are for the fund’s Institutional Class shares.) Harbor Small Cap Growth Fund returned 10.39%, the highest absolute return among all funds in the portfolio. It outperformed its benchmark, the Russell 2000® Growth Index, by 314 basis points, or 3.14 percentage points. Harbor Small Cap Value Fund returned 3.94%, outperforming its Russell 2000® Value Index benchmark by 189 basis points. Among funds focused primarily on larger U.S. companies, Harbor Capital Appreciation Fund returned 7.47%, beating its Russell 1000® Growth Index benchmark by 93 basis points, while Harbor Large Cap Value Fund returned 6.99%, ahead of its benchmark, the Russell 1000® Value Index, by 410 basis points. Harbor Mid Cap Growth Fund returned 7.06%, lagging its benchmark, the Russell Midcap® Growth Index, by 71 basis points, while Harbor Mid Cap Value Fund returned 4.87%, outperforming its Russell Midcap® Value Index benchmark by 104 basis points.

A rebound in international stocks, which had lagged behind U.S. equities in the prior fiscal year, also boosted Fund performance in the first half of fiscal 2015. Harbor International Fund returned 7.69%, outperforming its MSCI EAFE (ND) Index benchmark by 88 basis points. Harbor International Growth Fund returned 7.75%,

5

Harbor Target Retirement Income Fund

MANAGERS’ COMMENTARY—Continued

beating its MSCI All Country World Ex. US (ND) Index benchmark by 219 basis points. Harbor Global Growth Fund returned 3.92%, trailing its benchmark, the MSCI All Country World (ND) Index, by 105 basis points.

Fixed income funds in the portfolio all recorded positive results. Harbor Bond Fund posted a return of 2.17%, beating its Barclays U.S. Aggregate Bond Index benchmark by 11 basis points, while Harbor Unconstrained Bond Fund returned 0.31%, trailing the same index by 175 points. Harbor High-Yield Bond Fund returned 2.40%, outpacing its BofA Merrill Lynch U.S. Non-Distressed High Yield Index benchmark by 48 basis points. Harbor Real Return Fund, which invests primarily in inflation-indexed bonds, returned 0.02%, underperforming its Barclays U.S. TIPS Index benchmark by 126 basis points. Harbor Money Market Fund returned 0.03%, beating its BofA Merrill Lynch 3-Month U.S. Treasury Bill Index benchmark by 2 basis points.

This report contains the current opinions of Harbor Capital Advisors, Inc. at the time of its publication and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.

The Fund invests in a variety of underlying Harbor funds that are subject to risks associated with their particular investment strategies. By investing in several underlying funds, the Fund has partial exposure to the risks of many different areas of the market. An investment in the Fund is not guaranteed. An investor may experience losses. There is no guarantee that the Fund will provide adequate income through retirement. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.

6

Harbor Target Retirement Income Fund

FUND SUMMARY—April 30, 2015 (Unaudited)

INSTITUTIONAL CLASS

Fund #	2600

Cusip	411511371

Ticker	HARAX

Inception Date	01/02/2009

Net Expense Ratio	0.61%[a]

Total Net Assets (000s)	$17,075

ADMINISTRATIVE CLASS

Fund #	2700

Cusip	411511363

Ticker	HARBX

Inception Date	01/02/2009

Net Expense Ratio	0.61%[a]

Total Net Assets (000s)	$15

INVESTOR CLASS

Fund #	2800

Cusip	411511355

Ticker	HARCX

Inception Date	01/02/2009

Net Expense Ratio	0.61%[a]

Total Net Assets (000s)	$16

a	Annualized. The Adviser has contractually agreed to limit the Fund’s operating expense to: (i) the amount of the acquired funds’ fees and expenses; (ii) compensation of the Independent Trustees; (iii) certain other expenses such as extraordinary items; and (iv) (a) for the Administrative and Investor Classes, distribution and service (12b-1) fees and (b) for the Investor Class, certain transfer agent fees. The net expense ratio shown will not correlate to the expense ratio shown in the Financial Highlights table because that ratio does not include the acquired funds’ fees and expenses.

ASSET ALLOCATION (% of Investments)

Equity

Harbor International Fund	4.4%

Harbor International Growth Fund	3.1%

Harbor Large Cap Value Fund	3.0%

Harbor Capital Appreciation Fund	2.5%

Harbor Mid Cap Value Fund	1.9%

Harbor Small Cap Value Fund	1.4%

Harbor Mid Cap Growth Fund	1.3%

Harbor Global Growth Fund	1.1%

Harbor Small Cap Growth Fund	1.1%
Fixed Income

Harbor Bond Fund	37.3%

Harbor Real Return Fund	15.6%

Harbor High-Yield Bond Fund	11.1%

Harbor Unconstrained Bond Fund	6.2%

Short-Term Investments

Harbor Money Market Fund	10.0%

7

Harbor Target Retirement Income Fund

FUND PERFORMANCE SUMMARY (Unaudited)

Institutional Class

CHANGE IN A $50,000 INVESTMENT

For the period 01/02/2009 through 04/30/2015

The graph compares a $50,000 investment in the Fund with the performance of broad based market indices. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

Total Returns For the periods ended 04/30/2015
Harbor Target Retirement Income Fund
Institutional Class	2.53%	4.33%	5.76%	7.24%	01/02/2009	$77,827
Comparative Indices
Russell 3000®	4.74%	12.74%	14.33%	17.09%	—	$135,654
MSCI EAFE (ND)	6.81%	1.66%	7.40%	10.36%	—	$93,267
Barclays U.S. Aggregate Bond	2.06%	4.46%	4.12%	4.65%	—	$66,661

Administrative and Investor Classes

CHANGE IN A $10,000 INVESTMENT

For the period 01/02/2009 through 04/30/2015

The graph compares a $10,000 investment in the Fund with the performance of broad based market indices. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

Total Returns For the periods ended 04/30/2015
Harbor Target Retirement Income Fund
Administrative Class	2.42%	4.22%	5.75%	7.23%	01/02/2009	$15,550
Investor Class	2.42%	4.22%	5.75%	7.23%	01/02/2009	$15,550
Comparative Indices
Russell 3000®	4.74%	12.74%	14.33%	17.09%	—	$27,131
MSCI EAFE (ND)	6.81%	1.66%	7.40%	10.36%	—	$18,653
Barclays U.S. Aggregate Bond	2.06%	4.46%	4.12%	4.65%	—	$13,332

As stated in the Fund’s current prospectus, the expense ratios were 0.63% (Institutional Class), 0.88% (Administrative Class) and 1.00% (Investor Class). The Adviser has contractually agreed to limit the Fund’s operating expenses to: (i) the amount of the acquired funds’ fees and expenses; (ii) compensation of the Independent Trustees; (iii) certain other expenses such as extraordinary items; and (iv) (a) for the Administrative and Investor Classes, distribution and service (12b-1) fees and (b) for the Investor Class, certain transfer agent fees. The expense ratios in the prospectus may differ from the actual expense ratios for the period disclosed within this report. The expense ratios shown in the prospectus are based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus.

Performance data shown represents past performance, which is no guarantee of future results. Current performance may be higher or lower than the past performance data shown. Investment returns and the value of an investment will fluctuate, and an investor’s shares, when sold, may be worth more or less than their original cost. You can obtain performance data current to the most recent month-end (available within seven business days after the most recent month-end) by calling 800-422-1050 or visiting harborfunds.com.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. From time to time, certain fees and/or expenses have been waived or reimbursed, which has resulted in higher returns. Without these waivers and reimbursements, the returns would have been lower. Voluntary waivers and reimbursements may be discontinued at any time without notice.

a	Unannualized.

b	Annualized.

8

Harbor Target Retirement Income Fund†

PORTFOLIO OF INVESTMENTS—April 30, 2015 (Unaudited)

HARBOR EQUITY FUNDS—19.8%

Shares		Value (000s)

HARBOR DOMESTIC EQUITY FUNDS—11.2%
6,853	Harbor Capital Appreciation Fund	$428
21,261	Harbor Mid Cap Growth Fund	219
13,214	Harbor Small Cap Growth Fund	193
42,063	Harbor Large Cap Value Fund	513
15,693	Harbor Mid Cap Value Fund	329
8,782	Harbor Small Cap Value Fund	239

		1,921

HARBOR INTERNATIONAL EQUITY FUNDS—8.6%
10,563	Harbor International Fund	758
38,749	Harbor International Growth Fund	525
8,136	Harbor Global Growth Fund	179

		1,462

TOTAL HARBOR EQUITY FUNDS (Cost $2,936)		3,383

102,500	Harbor Unconstrained Bond Fund	1,065
178,369	Harbor High-Yield Bond Fund	1,889
521,702	Harbor Bond Fund	6,385
280,328	Harbor Real Return Fund	2,666

TOTAL HARBOR FIXED INCOME FUNDS (Cost $12,400)		12,005

SHORT-TERM INVESTMENTS—10.0%
(Cost $1,718)
1,717,762	Harbor Money Market Fund	1,718

TOTAL INVESTMENTS—100.0% (Cost $17,054)		17,106

CASH AND OTHER ASSETS, LESS LIABILITIES—0.0%		—	[a]

TOTAL NET ASSETS—100.0%		$17,106

FAIR VALUE MEASUREMENTS

All holdings at April 30, 2015 (as disclosed in the preceding Portfolio of Investments) are classified as Level 1. There were no Level 3 holdings at October 31, 2014 or April 30, 2015, and no transfers between levels during the period.

For more information on valuation inputs and their aggregation into the levels identified above, please refer to the Fair Value Measurements and Disclosures in Note 2 of the accompanying Notes to Financial Statements.

†	The Harbor Target Retirement Income Fund is investing in Institutional Class shares of affiliated Harbor Funds.

a	Rounds to less than $1,000.

The accompanying notes are an integral part of the Financial Statements.

9

Harbor Target Retirement 2015 Fund

MANAGERS’ COMMENTARY (Unaudited)

ADVISER

Harbor Capital Advisors, Inc.

111 South Wacker Drive

34th Floor

Chicago, IL 60606

PORTFOLIO MANAGERS

Brian L. Collins, CFA

Since 2009

Paul C. Herbert, CFA

Since 2009

Linda M. Molenda

Since 2009

David G. Van Hooser

Since 2009

Harbor Capital has

managed the Fund since its inception in 2009.

INVESTMENT OBJECTIVE

The Fund seeks capital appreciation and current income consistent with the Fund’s current asset allocation.

MARKET REVIEW

U.S. and international equity markets finished higher for the six months ended April 30, 2015. Fixed income investments recorded positive returns, while commodity prices posted a sharp decline.

U.S. equities returned 4.74% for the first half of fiscal 2015, as measured by the Russell 3000® Index. Growth stocks set the pace, with the Russell 3000® Growth Index posting a return of 6.59%, compared to 2.82% by the Russell 3000® Value Index. Mid cap stocks modestly outperformed both large caps and small caps. The S&P 500 Index returned 4.40%, with 8 of its 10 economic sectors posting positive returns. The Consumer Discretionary, Health Care, and Information Technology sectors were the best-performing areas of the index, while the Energy and Utilities sectors had negative returns.

International stocks, as measured by the MSCI EAFE (ND) Index, returned 6.81%, modestly outperforming U.S. equities. (All international and global returns are in U.S. dollars.) The index is a measure of stocks in developed markets outside the U.S. Eight of the 10 sectors within the index had positive returns, led by Consumer Discretionary, Information Technology, and Health Care stocks. Energy and Utilities were the only sectors to lose ground. Shares of companies based in developing economies also advanced, with the MSCI Emerging Markets (ND) Index registering a return of 3.92%.

Among fixed income investments, the broad U.S. investment-grade bond market returned 2.06%, as measured by the Barclays U.S. Aggregate Bond Index. Speculative-grade bonds, as measured by the BofA Merrill Lynch U.S. High-Yield Index, returned 1.51%. Inflation-linked bonds returned 1.28%, as measured by the Barclays U.S. TIPS Index, while the BofA Merrill Lynch 3-month U.S. Treasury Bill Index, a benchmark for money market returns, posted a return of 0.01%.

Following a decline over the prior 12 months, commodity prices fell further in the first half of fiscal 2015. The Bloomberg Commodity Index Total ReturnSM, an unmanaged index of futures contracts on a diversified group of physical commodities, returned -11.87%.

PERFORMANCE

Harbor Target Retirement 2015 Fund returned 2.64% (Institutional and Investor Classes) and 2.56% (Administrative Class) for the six months ended April 30, 2015. Underlying fund investments in U.S. stocks, international equities, and bonds all made positive contributions to Fund performance, while commodities lost ground.

U.S. stock markets were a key source of returns for the Fund, as all U.S. equity funds in the portfolio generated positive results. (All underlying fund returns cited are for the fund’s Institutional Class shares.) Harbor Small Cap Growth Fund returned 10.39%, the highest absolute return among all funds in the portfolio. It outperformed its benchmark, the Russell 2000® Growth Index, by 314 basis points, or 3.14 percentage points. Harbor Small Cap Value Fund returned 3.94%, outperforming its Russell 2000® Value Index benchmark by 189 basis points. Among funds focused primarily on larger U.S. companies, Harbor Capital Appreciation Fund returned 7.47%, beating its Russell 1000® Growth Index benchmark by 93 basis points, while Harbor Large Cap Value Fund returned 6.99%, ahead of its benchmark, the Russell 1000® Value Index, by 410 basis points. Harbor Mid Cap Growth Fund returned 7.06%, lagging its benchmark, the Russell Midcap® Growth Index, by 71 basis points, while Harbor Mid Cap Value Fund returned 4.87%, outperforming its Russell Midcap® Value Index benchmark by 104 basis points.

A rebound in international stocks, which had lagged behind U.S. equities in the prior fiscal year, also boosted Fund performance in the first half of fiscal 2015. Harbor International Fund returned 7.69%, outperforming its MSCI EAFE (ND) Index

10

Harbor Target Retirement 2015 Fund

MANAGERS’ COMMENTARY—Continued

benchmark by 88 basis points. Harbor International Growth Fund returned 7.75%, beating its MSCI All Country World Ex. US (ND) Index benchmark by 219 basis points. Harbor Global Growth Fund returned 3.92%, trailing its benchmark, the MSCI All Country World (ND) Index, by 105 basis points.

Fixed income funds in the portfolio all recorded positive results. Harbor Bond Fund posted a return of 2.17%, beating its Barclays U.S. Aggregate Bond Index benchmark by 11 basis points, while Harbor Unconstrained Bond Fund returned 0.31%, trailing the same index by 175 points. Harbor High-Yield Bond Fund returned 2.40%, outpacing its BofA Merrill Lynch U.S. Non-Distressed High Yield Index benchmark by 48 basis points. Harbor Real Return Fund, which invests primarily in inflation-indexed bonds, returned 0.02%, underperforming its Barclays U.S. TIPS Index benchmark by 126 basis points. Harbor Money Market Fund returned 0.03%, beating its BofA Merrill Lynch 3-Month U.S. Treasury Bill Index benchmark by 2 basis points.

Harbor Commodity Real Return Strategy Fund was the only area of the portfolio to finish in negative territory, posting a return of -13.07%. The Fund invests in commodity-linked derivative instruments backed by a portfolio of inflation-indexed bonds and other fixed income securities. The Fund trailed its Bloomberg Commodity Index Total ReturnSM benchmark by 120 basis points.

This report contains the current opinions of Harbor Capital Advisors, Inc. at the time of its publication and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.

The Fund invests in a variety of underlying Harbor funds that are subject to risks associated with their particular investment strategies. By investing in several underlying funds, the Fund has partial exposure to the risks of many different areas of the market. An investment in the Fund is not guaranteed. An investor may experience losses, including losses near, at, or after the target year. There is no guarantee that the Fund will provide adequate income at or after the target year. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.

11

Harbor Target Retirement 2015 Fund

FUND SUMMARY—April 30, 2015 (Unaudited)

INSTITUTIONAL CLASS

Fund #	2602

Cusip	411511314

Ticker	HARGX

Inception Date	01/02/2009

Net Expense Ratio	0.64%[a]

Total Net Assets (000s)	$10,600

ADMINISTRATIVE CLASS

Fund #	2702

Cusip	411511298

Ticker	HARHX

Inception Date	01/02/2009

Net Expense Ratio	0.64%[a]

Total Net Assets (000s)	$17

INVESTOR CLASS

Fund #	2802

Cusip	411511280

Ticker	HARIX

Inception Date	01/02/2009

Net Expense Ratio	0.64%[a]

Total Net Assets (000s)	$17

a	Annualized. The Adviser has contractually agreed to limit the Fund’s operating expense to: (i) the amount of the acquired funds’ fees and expenses; (ii) compensation of the Independent Trustees; (iii) certain other expenses such as extraordinary items; and (iv) (a) for the Administrative and Investor Classes, distribution and service (12b-1) fees and (b) for the Investor Class, certain transfer agent fees. The net expense ratio shown will not correlate to the expense ratio shown in the Financial Highlights table because that ratio does not include the acquired funds’ fees and expenses.

ASSET ALLOCATION (% of Investments)

Equity

Harbor International Fund	6.3%

Harbor International Growth Fund	4.3%

Harbor Large Cap Value Fund	4.2%

Harbor Capital Appreciation Fund	3.5%

Harbor Mid Cap Value Fund	2.7%

Harbor Small Cap Value Fund	2.0%

Harbor Mid Cap Growth Fund	1.8%

Harbor Small Cap Growth Fund	1.6%

Harbor Global Growth Fund	1.5%
Commodities

Harbor Commodity Real Return Strategy Fund	1.6%

Fixed Income

Harbor Bond Fund	32.7%

Harbor High-Yield Bond Fund	12.5%

Harbor Real Return Fund	11.5%

Harbor Unconstrained Bond Fund	6.2%

Short-Term Investments

Harbor Money Market Fund	7.6%

12

Harbor Target Retirement 2015 Fund

FUND PERFORMANCE SUMMARY (Unaudited)

Institutional Class

CHANGE IN A $50,000 INVESTMENT

For the period 01/02/2009 through 04/30/2015

The graph compares a $50,000 investment in the Fund with the performance of broad based market indices. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

Total Returns For the periods ended 04/30/2015
Harbor Target Retirement 2015 Fund
Institutional Class	2.64%	4.16%	6.66%	8.93%	01/02/2009	$85,886
Comparative Indices
Russell 3000®	4.74%	12.74%	14.33%	17.09%	—	$135,654
MSCI EAFE (ND)	6.81%	1.66%	7.40%	10.36%	—	$93,267
Barclays U.S. Aggregate Bond	2.06%	4.46%	4.12%	4.65%	—	$66,661

Administrative and Investor Classes

CHANGE IN A $10,000 INVESTMENT

For the period 01/02/2009 through 04/30/2015

The graph compares a $10,000 investment in the Fund with the performance of broad based market indices. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

Total Returns For the periods ended 04/30/2015
Harbor Target Retirement 2015 Fund
Administrative Class	2.56%	4.07%	6.64%	8.91%	01/02/2009	$17,163
Investor Class	2.64%	4.16%	6.66%	8.93%	01/02/2009	$17,177
Comparative Indices
Russell 3000®	4.74%	12.74%	14.33%	17.09%	—	$27,131
MSCI EAFE (ND)	6.81%	1.66%	7.40%	10.36%	—	$18,653
Barclays U.S. Aggregate Bond	2.06%	4.46%	4.12%	4.65%	—	$13,332

As stated in the Fund’s current prospectus, the expense ratios were 0.65% (Institutional Class), 0.90% (Administrative Class) and 1.02% (Investor Class). The Adviser has contractually agreed to limit the Fund’s operating expenses to: (i) the amount of the acquired funds’ fees and expenses; (ii) compensation of the Independent Trustees; (iii) certain other expenses such as extraordinary items; and (iv) (a) for the Administrative and Investor Classes, distribution and service (12b-1) fees and (b) for the Investor Class, certain transfer agent fees. The expense ratios in the prospectus may differ from the actual expense ratios for the period disclosed within this report. The expense ratios shown in the prospectus are based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus.

Performance data shown represents past performance, which is no guarantee of future results. Current performance may be higher or lower than the past performance data shown. Investment returns and the value of an investment will fluctuate, and an investor’s shares, when sold, may be worth more or less than their original cost. You can obtain performance data current to the most recent month-end (available within seven business days after the most recent month-end) by calling 800-422-1050 or visiting harborfunds.com.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. From time to time, certain fees and/or expenses have been waived or reimbursed, which has resulted in higher returns. Without these waivers and reimbursements, the returns would have been lower. Voluntary waivers and reimbursements may be discontinued at any time without notice.

a	Unannualized.

b	Annualized.

13

Harbor Target Retirement 2015 Fund†

PORTFOLIO OF INVESTMENTS—April 30, 2015 (Unaudited)

HARBOR EQUITY FUNDS—27.9%

Shares		Value (000s)

HARBOR DOMESTIC EQUITY FUNDS—15.8%
5,989	Harbor Capital Appreciation Fund	$375
18,573	Harbor Mid Cap Growth Fund	191
11,495	Harbor Small Cap Growth Fund	168
36,852	Harbor Large Cap Value Fund	449
13,602	Harbor Mid Cap Value Fund	285
7,602	Harbor Small Cap Value Fund	207

		1,675

HARBOR INTERNATIONAL EQUITY FUNDS—12.1%
9,331	Harbor International Fund	670
34,078	Harbor International Growth Fund	461
7,090	Harbor Global Growth Fund	156

		1,287

TOTAL HARBOR EQUITY FUNDS (Cost $2,768)		2,962

HARBOR COMMODITY FUNDS—1.6%
(Cost $212)
37,683	Harbor Commodity Real Return Strategy Fund	175

HARBOR FIXED INCOME FUNDS—62.9%

Shares		Value (000s)

63,765	Harbor Unconstrained Bond Fund	663
125,063	Harbor High-Yield Bond Fund	1,324
284,371	Harbor Bond Fund	3,481
127,881	Harbor Real Return Fund	1,216

TOTAL HARBOR FIXED INCOME FUNDS (Cost $6,863)		6,684

SHORT-TERM INVESTMENTS—7.6%
(Cost $813)
813,136	Harbor Money Market Fund	813

TOTAL INVESTMENTS—100.0% (Cost $10,656)		10,634

CASH AND OTHER ASSETS, LESS LIABILITIES—0.0%		—	[a]

TOTAL NET ASSETS—100.0%		$10,634

FAIR VALUE MEASUREMENTS

All holdings at April 30, 2015 (as disclosed in the preceding Portfolio of Investments) are classified as Level 1. There were no Level 3 holdings at October 31, 2014 or April 30, 2015, and no transfers between levels during the period.

For more information on valuation inputs and their aggregation into the levels identified above, please refer to the Fair Value Measurements and Disclosures in Note 2 of the accompanying Notes to Financial Statements.

†	The Harbor Target Retirement 2015 Fund is investing in Institutional Class shares of affiliated Harbor Funds.

a	Rounds to less than $1,000.

The accompanying notes are an integral part of the Financial Statements.

14

Harbor Target Retirement 2020 Fund

MANAGERS’ COMMENTARY (Unaudited)

ADVISER

Harbor Capital Advisors, Inc.

111 South Wacker Drive

34th Floor

Chicago, IL 60606

PORTFOLIO MANAGERS

Brian L. Collins, CFA

Since 2009

Paul C. Herbert, CFA

Since 2009

Linda M. Molenda

Since 2009

David G. Van Hooser

Since 2009

Harbor Capital has

managed the Fund since its inception in 2009.

INVESTMENT OBJECTIVE

The Fund seeks capital appreciation and current income consistent with the Fund’s current asset allocation.

MARKET REVIEW

U.S. and international equity markets finished higher for the six months ended April 30, 2015. Fixed income investments recorded positive returns, while commodity prices posted a sharp decline.

U.S. equities returned 4.74% for the first half of fiscal 2015, as measured by the Russell 3000® Index. Growth stocks set the pace, with the Russell 3000® Growth Index posting a return of 6.59%, compared to 2.82% by the Russell 3000® Value Index. Mid cap stocks modestly outperformed both large caps and small caps. The S&P 500 Index returned 4.40%, with 8 of its 10 economic sectors posting positive returns. The Consumer Discretionary, Health Care, and Information Technology sectors were the best-performing areas of the index, while the Energy and Utilities sectors had negative returns.

International stocks, as measured by the MSCI EAFE (ND) Index, returned 6.81%, modestly outperforming U.S. equities. (All international and global returns are in U.S. dollars.) The index is a measure of stocks in developed markets outside the U.S. Eight of the 10 sectors within the index had positive returns, led by Consumer Discretionary, Information Technology, and Health Care stocks. Energy and Utilities were the only sectors to lose ground. Shares of companies based in developing economies also advanced, with the MSCI Emerging Markets (ND) Index registering a return of 3.92%.

Among fixed income investments, the broad U.S. investment-grade bond market returned 2.06%, as measured by the Barclays U.S. Aggregate Bond Index. Speculative-grade bonds, as measured by the BofA Merrill Lynch U.S. High-Yield Index, returned 1.51%. Inflation-linked bonds returned 1.28%, as measured by the Barclays U.S. TIPS Index, while the BofA Merrill Lynch 3-month U.S. Treasury Bill Index, a benchmark for money market returns, posted a return of 0.01%.

Following a decline over the prior 12 months, commodity prices fell further in the first half of fiscal 2015. The Bloomberg Commodity Index Total ReturnSM, an unmanaged index of futures contracts on a diversified group of physical commodities, returned -11.87%.

PERFORMANCE

Harbor Target Retirement 2020 Fund returned 3.22% (Institutional, Administrative and Investor Classes) for the six months ended April 30, 2015. Underlying fund investments in U.S. stocks, international equities, and bonds all made positive contributions to Fund performance, while commodities lost ground.

U.S. stock markets were a key source of returns for the Fund, as all U.S. equity funds in the portfolio generated positive results. (All underlying fund returns cited are for the fund’s Institutional Class shares.) Harbor Small Cap Growth Fund returned 10.39%, the highest absolute return among all funds in the portfolio. It outperformed its benchmark, the Russell 2000® Growth Index, by 314 basis points, or 3.14 percentage points. Harbor Small Cap Value Fund returned 3.94%, outperforming its Russell 2000® Value Index benchmark by 189 basis points. Among funds focused primarily on larger U.S. companies, Harbor Capital Appreciation Fund returned 7.47%, beating its Russell 1000® Growth Index benchmark by 93 basis points, while Harbor Large Cap Value Fund returned 6.99%, ahead of its benchmark, the Russell 1000® Value Index, by 410 basis points. Harbor Mid Cap Growth Fund returned 7.06%, lagging its benchmark, the Russell Midcap® Growth Index, by 71 basis points, while Harbor Mid Cap Value Fund returned 4.87%, outperforming its Russell Midcap® Value Index benchmark by 104 basis points.

A rebound in international stocks, which had lagged behind U.S. equities in the prior fiscal year, also boosted Fund performance in the first half of fiscal 2015. Harbor International Fund returned 7.69%, outperforming its MSCI EAFE (ND) Index

15

Harbor Target Retirement 2020 Fund

MANAGERS’ COMMENTARY—Continued

benchmark by 88 basis points. Harbor International Growth Fund returned 7.75%, beating its MSCI All Country World Ex. US (ND) Index benchmark by 219 basis points. Harbor Global Growth Fund returned 3.92%, trailing its benchmark, the MSCI All Country World (ND) Index, by 105 basis points.

Fixed income funds in the portfolio all recorded positive results. Harbor Bond Fund posted a return of 2.17%, beating its Barclays U.S. Aggregate Bond Index benchmark by 11 basis points, while Harbor Unconstrained Bond Fund returned 0.31%, trailing the same index by 175 points. Harbor High-Yield Bond Fund returned 2.40%, outpacing its BofA Merrill Lynch U.S. Non-Distressed High Yield Index benchmark by 48 basis points. Harbor Convertible Securities Fund returned 3.03%, lagging its BofA Merrill Lynch All U.S. Convertibles Ex Mandatory Index benchmark by 61 basis points. Harbor Real Return Fund, which invests primarily in inflation-indexed bonds, returned 0.02%, underperforming its Barclays U.S. TIPS Index benchmark by 126 basis points. Harbor Money Market Fund returned 0.03%, beating its BofA Merrill Lynch 3-Month U.S. Treasury Bill Index benchmark by 2 basis points.

Harbor Commodity Real Return Strategy Fund was the only area of the portfolio to finish in negative territory, posting a return of -13.07%. The Fund invests in commodity-linked derivative instruments backed by a portfolio of inflation-indexed bonds and other fixed income securities. The Fund trailed its Bloomberg Commodity Index Total ReturnSM benchmark by 120 basis points.

This report contains the current opinions of Harbor Capital Advisors, Inc. at the time of its publication and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.

The Fund invests in a variety of underlying Harbor funds that are subject to risks associated with their particular investment strategies. By investing in several underlying funds, the Fund has partial exposure to the risks of many different areas of the market. An investment in the Fund is not guaranteed. An investor may experience losses, including losses near, at, or after the target year. There is no guarantee that the Fund will provide adequate income at or after the target year. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.

16

Harbor Target Retirement 2020 Fund

FUND SUMMARY—April 30, 2015 (Unaudited)

INSTITUTIONAL CLASS

Fund #	2603

Cusip	411511272

Ticker	HARJX

Inception Date	01/02/2009

Net Expense Ratio	0.69%[a]

Total Net Assets (000s)	$28,592

ADMINISTRATIVE CLASS

Fund #	2703

Cusip	411511264

Ticker	HARKX

Inception Date	01/02/2009

Net Expense Ratio	0.69%[a]

Total Net Assets (000s)	$18

INVESTOR CLASS

Fund #	2803

Cusip	411511256

Ticker	HARLX

Inception Date	01/02/2009

Net Expense Ratio	0.69%[a]

Total Net Assets (000s)	$18

a	Annualized. The Adviser has contractually agreed to limit the Fund’s operating expense to: (i) the amount of the acquired funds’ fees and expenses; (ii) compensation of the Independent Trustees; (iii) certain other expenses such as extraordinary items; and (iv) (a) for the Administrative and Investor Classes, distribution and service (12b-1) fees and (b) for the Investor Class, certain transfer agent fees. The net expense ratio shown will not correlate to the expense ratio shown in the Financial Highlights table because that ratio does not include the acquired funds’ fees and expenses.

ASSET ALLOCATION (% of Investments)

Equity

Harbor International Fund	7.6%

Harbor International Growth Fund	5.2%

Harbor Large Cap Value Fund	5.1%

Harbor Capital Appreciation Fund	4.2%

Harbor Mid Cap Value Fund	3.3%

Harbor Small Cap Value Fund	2.4%

Harbor Mid Cap Growth Fund	2.2%

Harbor Small Cap Growth Fund	1.9%

Harbor Global Growth Fund	1.8%

Commodities

Harbor Commodity Real Return Strategy Fund	2.9%

Fixed Income

Harbor Bond Fund	27.6%

Harbor High-Yield Bond Fund	15.2%

Harbor Real Return Fund	8.9%

Harbor Unconstrained Bond Fund	6.3%

Harbor Convertible Securities Fund	4.0%

Short-Term Investments

Harbor Money Market Fund	1.4%

17

Harbor Target Retirement 2020 Fund

FUND PERFORMANCE SUMMARY (Unaudited)

Institutional Class

CHANGE IN A $50,000 INVESTMENT

For the period 01/02/2009 through 04/30/2015

The graph compares a $50,000 investment in the Fund with the performance of broad based market indices. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

Total Returns For the periods ended 04/30/2015
Harbor Target Retirement 2020 Fund
Institutional Class	3.22%	4.60%	7.22%	9.68%	01/02/2009	$89,705
Comparative Indices
Russell 3000®	4.74%	12.74%	14.33%	17.09%	—	$135,654
MSCI EAFE (ND)	6.81%	1.66%	7.40%	10.36%	—	$93,267
Barclays U.S. Aggregate Bond	2.06%	4.46%	4.12%	4.65%	—	$66,661

Administrative and Investor Classes

CHANGE IN A $10,000 INVESTMENT

For the period 01/02/2009 through 04/30/2015

The graph compares a $10,000 investment in the Fund with the performance of broad based market indices. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

Total Returns For the periods ended 04/30/2015
Harbor Target Retirement 2020 Fund
Administrative Class	3.22%	4.70%	7.22%	9.68%	01/02/2009	$17,946
Investor Class	3.22%	4.70%	7.22%	9.68%	01/02/2009	$17,943
Comparative Indices
Russell 3000®	4.74%	12.74%	14.33%	17.09%	—	$27,131
MSCI EAFE (ND)	6.81%	1.66%	7.40%	10.36%	—	$18,653
Barclays U.S. Aggregate Bond	2.06%	4.46%	4.12%	4.65%	—	$13,332

As stated in the Fund’s current prospectus, the expense ratios were 0.68% (Institutional Class), 0.93% (Administrative Class) and 1.05% (Investor Class). The Adviser has contractually agreed to limit the Fund’s operating expenses to: (i) the amount of the acquired funds’ fees and expenses; (ii) compensation of the Independent Trustees; (iii) certain other expenses such as extraordinary items; and (iv) (a) for the Administrative and Investor Classes, distribution and service (12b-1) fees and (b) for the Investor Class, certain transfer agent fees. The expense ratios in the prospectus may differ from the actual expense ratios for the period disclosed within this report. The expense ratios shown in the prospectus are based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus.

Performance data shown represents past performance, which is no guarantee of future results. Current performance may be higher or lower than the past performance data shown. Investment returns and the value of an investment will fluctuate, and an investor’s shares, when sold, may be worth more or less than their original cost. You can obtain performance data current to the most recent month-end (available within seven business days after the most recent month-end) by calling 800-422-1050 or visiting harborfunds.com.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. From time to time, certain fees and/or expenses have been waived or reimbursed, which has resulted in higher returns. Without these waivers and reimbursements, the returns would have been lower. Voluntary waivers and reimbursements may be discontinued at any time without notice.

a	Unannualized.

b	Annualized.

18

Harbor Target Retirement 2020 Fund†

PORTFOLIO OF INVESTMENTS—April 30, 2015 (Unaudited)

HARBOR EQUITY FUNDS—33.7%

Shares		Value (000s)

HARBOR DOMESTIC EQUITY FUNDS—19.1%
19,479	Harbor Capital Appreciation Fund	$1,218
60,384	Harbor Mid Cap Growth Fund	622
37,537	Harbor Small Cap Growth Fund	547
120,535	Harbor Large Cap Value Fund	1,469
44,557	Harbor Mid Cap Value Fund	935
24,930	Harbor Small Cap Value Fund	679

		5,470

HARBOR INTERNATIONAL EQUITY FUNDS—14.6%
30,348	Harbor International Fund	2,179
111,184	Harbor International Growth Fund	1,504
23,129	Harbor Global Growth Fund	509

		4,192

TOTAL HARBOR EQUITY FUNDS (Cost $8,278)		9,662

HARBOR COMMODITY FUNDS—2.9%
(Cost $1,061)
176,238	Harbor Commodity Real Return Strategy Fund	821

HARBOR FIXED INCOME FUNDS—62.0%

Shares		Value (000s)

172,225	Harbor Unconstrained Bond Fund	1,790
104,216	Harbor Convertible Securities Fund	1,140
412,263	Harbor High-Yield Bond Fund	4,366
645,059	Harbor Bond Fund	7,896
268,075	Harbor Real Return Fund	2,549

TOTAL HARBOR FIXED INCOME FUNDS (Cost $18,205)		17,741

SHORT-TERM INVESTMENTS—1.4%
(Cost $404)
403,942	Harbor Money Market Fund	404

TOTAL INVESTMENTS—100.0% (Cost $27,948)		28,628

CASH AND OTHER ASSETS, LESS LIABILITIES—0.0%		—	[a]

TOTAL NET ASSETS—100.0%		$28,628

FAIR VALUE MEASUREMENTS

All holdings at April 30, 2015 (as disclosed in the preceding Portfolio of Investments) are classified as Level 1. There were no Level 3 holdings at October 31, 2014 or April 30, 2015, and no transfers between levels during the period.

For more information on valuation inputs and their aggregation into the levels identified above, please refer to the Fair Value Measurements and Disclosures in Note 2 of the accompanying Notes to Financial Statements.

†	The Harbor Target Retirement 2020 Fund is investing in Institutional Class shares of affiliated Harbor Funds.

a	Rounds to less than $1,000.

The accompanying notes are an integral part of the Financial Statements.

19

Harbor Target Retirement 2025 Fund

MANAGERS’ COMMENTARY (Unaudited)

ADVISER

Harbor Capital Advisors, Inc.

111 South Wacker Drive

34th Floor

Chicago, IL 60606

PORTFOLIO MANAGERS

Brian L. Collins, CFA

Since 2009

Paul C. Herbert, CFA

Since 2009

Linda M. Molenda

Since 2009

David G. Van Hooser

Since 2009

Harbor Capital has managed the Fund since its inception in 2009.

INVESTMENT OBJECTIVE

The Fund seeks capital appreciation and current income consistent with the Fund’s current asset allocation.

MARKET REVIEW

U.S. and international equity markets finished higher for the six months ended April 30, 2015. Fixed income investments recorded positive returns, while commodity prices posted a sharp decline.

U.S. equities returned 4.74% for the first half of fiscal 2015, as measured by the Russell 3000® Index. Growth stocks set the pace, with the Russell 3000® Growth Index posting a return of 6.59%, compared to 2.82% by the Russell 3000® Value Index. Mid cap stocks modestly outperformed both large caps and small caps. The S&P 500 Index returned 4.40%, with 8 of its 10 economic sectors posting positive returns. The Consumer Discretionary, Health Care, and Information Technology sectors were the best-performing areas of the index, while the Energy and Utilities sectors had negative returns.

International stocks, as measured by the MSCI EAFE (ND) Index, returned 6.81%, modestly outperforming U.S. equities. (All international and global returns are in U.S. dollars.) The index is a measure of stocks in developed markets outside the U.S. Eight of the 10 sectors within the index had positive returns, led by Consumer Discretionary, Information Technology, and Health Care stocks. Energy and Utilities were the only sectors to lose ground. Shares of companies based in developing economies also advanced, with the MSCI Emerging Markets (ND) Index registering a return of 3.92%.

Among fixed income investments, the broad U.S. investment-grade bond market returned 2.06%, as measured by the Barclays U.S. Aggregate Bond Index. Speculative-grade bonds, as measured by the BofA Merrill Lynch U.S. High-Yield Index, returned 1.51%. Inflation-linked bonds returned 1.28%, as measured by the Barclays U.S. TIPS Index, while the BofA Merrill Lynch 3-month U.S. Treasury Bill Index, a benchmark for money market returns, posted a return of 0.01%.

Following a decline over the prior 12 months, commodity prices fell further in the first half of fiscal 2015. The Bloomberg Commodity Index Total ReturnSM, an unmanaged index of futures contracts on a diversified group of physical commodities, returned -11.87%.

PERFORMANCE

Harbor Target Retirement 2025 Fund returned 3.36% (Institutional Class) and 3.37% (Administrative and Investor Classes) for the six months ended April 30, 2015. Underlying fund investments in U.S. stocks, international equities, and bonds all made positive contributions to Fund performance, while commodities lost ground.

U.S. stock markets were a key source of returns for the Fund, as all U.S. equity funds in the portfolio generated positive results. (All underlying fund returns cited are for the fund’s Institutional Class shares.) Harbor Small Cap Growth Fund returned 10.39%, the highest absolute return among all funds in the portfolio. It outperformed its benchmark, the Russell 2000® Growth Index, by 314 basis points, or 3.14 percentage points. Harbor Small Cap Value Fund returned 3.94%, outperforming its Russell 2000® Value Index benchmark by 189 basis points. Among funds focused primarily on larger U.S. companies, Harbor Capital Appreciation Fund returned 7.47%, beating its Russell 1000® Growth Index benchmark by 93 basis points, while Harbor Large Cap Value Fund returned 6.99%, ahead of its benchmark, the Russell 1000® Value Index, by 410 basis points. Harbor Mid Cap Growth Fund returned 7.06%, lagging its benchmark, the Russell Midcap® Growth Index, by 71 basis points, while Harbor Mid Cap Value Fund returned 4.87%, outperforming its Russell Midcap® Value Index benchmark by 104 basis points.

A rebound in international stocks, which had lagged behind U.S. equities in the prior fiscal year, also boosted Fund performance in the first half of fiscal 2015. Harbor International Fund returned 7.69%, outperforming its MSCI EAFE (ND) Index

20

Harbor Target Retirement 2025 Fund

MANAGERS’ COMMENTARY—Continued

benchmark by 88 basis points. Harbor International Growth Fund returned 7.75%, beating its MSCI All Country World Ex. US (ND) Index benchmark by 219 basis points. Harbor Global Growth Fund returned 3.92%, trailing its benchmark, the MSCI All Country World (ND) Index, by 105 basis points.

Fixed income funds in the portfolio all recorded positive results. Harbor Bond Fund posted a return of 2.17%, beating its Barclays U.S. Aggregate Bond Index benchmark by 11 basis points, while Harbor Unconstrained Bond Fund returned 0.31%, trailing the same index by 175 points. Harbor High-Yield Bond Fund returned 2.40%, outpacing its BofA Merrill Lynch U.S. Non-Distressed High Yield Index benchmark by 48 basis points. Harbor Convertible Securities Fund returned 3.03%, lagging its BofA Merrill Lynch All U.S. Convertibles Ex Mandatory Index benchmark by 61 basis points. Harbor Real Return Fund, which invests primarily in inflation-indexed bonds, returned 0.02%, underperforming its Barclays U.S. TIPS Index benchmark by 126 basis points.

Harbor Commodity Real Return Strategy Fund was the only area of the portfolio to finish in negative territory, posting a return of -13.07%. The Fund invests in commodity-linked derivative instruments backed by a portfolio of inflation-indexed bonds and other fixed income securities. The Fund trailed its Bloomberg Commodity Index Total ReturnSM benchmark by 120 basis points.

This report contains the current opinions of Harbor Capital Advisors, Inc. at the time of its publication and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.

The Fund invests in a variety of underlying Harbor funds that are subject to risks associated with their particular investment strategies. By investing in several underlying funds, the Fund has partial exposure to the risks of many different areas of the market. An investment in the Fund is not guaranteed. An investor may experience losses, including losses near, at, or after the target year. There is no guarantee that the Fund will provide adequate income at or after the target year. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.

21

Harbor Target Retirement 2025 Fund

FUND SUMMARY—April 30, 2015 (Unaudited)

INSTITUTIONAL CLASS

Fund #	2604

Cusip	411511249

Ticker	HARMX

Inception Date	01/02/2009

Net Expense Ratio	0.71%[a]

Total Net Assets (000s)	$11,325

ADMINISTRATIVE CLASS

Fund #	2704

Cusip	411511231

Ticker	HARNX

Inception Date	01/02/2009

Net Expense Ratio	0.71%[a]

Total Net Assets (000s)	$19

INVESTOR CLASS

Fund #	2804

Cusip	411511223

Ticker	HAROX

Inception Date	01/02/2009

Net Expense Ratio	0.71%[a]

Total Net Assets (000s)	$18

a	Annualized. The Adviser has contractually agreed to limit the Fund’s operating expense to: (i) the amount of the acquired funds’ fees and expenses; (ii) compensation of the Independent Trustees; (iii) certain other expenses such as extraordinary items; and (iv) (a) for the Administrative and Investor Classes, distribution and service (12b-1) fees and (b) for the Investor Class, certain transfer agent fees. The net expense ratio shown will not correlate to the expense ratio shown in the Financial Highlights table because that ratio does not include the acquired funds’ fees and expenses.

ASSET ALLOCATION (% of Investments)

Equity

Harbor International Fund	8.8%

Harbor International Growth Fund	6.1%

Harbor Large Cap Value Fund	5.9%

Harbor Capital Appreciation Fund	5.0%

Harbor Mid Cap Value Fund	3.7%

Harbor Small Cap Value Fund	2.7%

Harbor Mid Cap Growth Fund	2.5%

Harbor Small Cap Growth Fund	2.2%

Harbor Global Growth Fund	2.0%
Commodities

Harbor Commodity Real Return Strategy Fund	3.9%

Fixed Income

Harbor Bond Fund	24.1%

Harbor High-Yield Bond Fund	16.1%

Harbor Real Return Fund	6.7%

Harbor Unconstrained Bond Fund	5.7%

Harbor Convertible Securities Fund	4.6%

22

Harbor Target Retirement 2025 Fund

FUND PERFORMANCE SUMMARY (Unaudited)

Institutional Class

CHANGE IN A $50,000 INVESTMENT

For the period 01/02/2009 through 04/30/2015

The graph compares a $50,000 investment in the Fund with the performance of broad based market indices. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

Total Returns For the periods ended 04/30/2015
Harbor Target Retirement 2025 Fund
Institutional Class	3.36%	4.60%	7.54%	10.35%	01/02/2009	$93,224
Comparative Indices
Russell 3000®	4.74%	12.74%	14.33%	17.09%	—	$135,654
MSCI EAFE (ND)	6.81%	1.66%	7.40%	10.36%	—	$93,267
Barclays U.S. Aggregate Bond	2.06%	4.46%	4.12%	4.65%	—	$66,661

Administrative and Investor Classes

CHANGE IN A $10,000 INVESTMENT

For the period 01/02/2009 through 04/30/2015

The graph compares a $10,000 investment in the Fund with the performance of broad based market indices. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

Total Returns For the periods ended 04/30/2015
Harbor Target Retirement 2025 Fund
Administrative Class	3.37%	4.61%	7.54%	10.35%	01/02/2009	$18,646
Investor Class	3.37%	4.61%	7.54%	10.35%	01/02/2009	$18,646
Comparative Indices
Russell 3000®	4.74%	12.74%	14.33%	17.09%	—	$27,131
MSCI EAFE (ND)	6.81%	1.66%	7.40%	10.36%	—	$18,653
Barclays U.S. Aggregate Bond	2.06%	4.46%	4.12%	4.65%	—	$13,332

As stated in the Fund’s current prospectus, the expense ratios were 0.70% (Institutional Class), 0.95% (Administrative Class) and 1.07% (Investor Class). The Adviser has contractually agreed to limit the Fund’s operating expenses to: (i) the amount of the acquired funds’ fees and expenses; (ii) compensation of the Independent Trustees; (iii) certain other expenses such as extraordinary items; and (iv) (a) for the Administrative and Investor Classes, distribution and service (12b-1) fees and (b) for the Investor Class, certain transfer agent fees. The expense ratios in the prospectus may differ from the actual expense ratios for the period disclosed within this report. The expense ratios shown in the prospectus are based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus.

Performance data shown represents past performance, which is no guarantee of future results. Current performance may be higher or lower than the past performance data shown. Investment returns and the value of an investment will fluctuate, and an investor’s shares, when sold, may be worth more or less than their original cost. You can obtain performance data current to the most recent month-end (available within seven business days after the most recent month-end) by calling 800-422-1050 or visiting harborfunds.com.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. From time to time, certain fees and/or expenses have been waived or reimbursed, which has resulted in higher returns. Without these waivers and reimbursements, the returns would have been lower. Voluntary waivers and reimbursements may be discontinued at any time without notice.

a	Unannualized.

b	Annualized.

23

Harbor Target Retirement 2025 Fund†

PORTFOLIO OF INVESTMENTS—April 30, 2015 (Unaudited)

HARBOR EQUITY FUNDS—38.9%

Shares		Value (000s)

HARBOR DOMESTIC EQUITY FUNDS—22.0%
8,968	Harbor Capital Appreciation Fund	$561
27,774	Harbor Mid Cap Growth Fund	286
17,171	Harbor Small Cap Growth Fund	250
54,799	Harbor Large Cap Value Fund	668
20,217	Harbor Mid Cap Value Fund	424
11,302	Harbor Small Cap Value Fund	308

		2,497

HARBOR INTERNATIONAL EQUITY FUNDS—16.9%
13,976	Harbor International Fund	1,003
50,943	Harbor International Growth Fund	689
10,598	Harbor Global Growth Fund	234

		1,926

TOTAL HARBOR EQUITY FUNDS (Cost $3,959)		4,423

HARBOR COMMODITY FUNDS—3.9%
(Cost $556)
95,817	Harbor Commodity Real Return Strategy Fund	446

HARBOR FIXED INCOME FUNDS—57.2%

Shares		Value (000s)

62,660	Harbor Unconstrained Bond Fund	$651
47,605	Harbor Convertible Securities Fund	521
173,053	Harbor High-Yield Bond Fund	1,832
223,106	Harbor Bond Fund	2,731
79,691	Harbor Real Return Fund	758

TOTAL HARBOR FIXED INCOME FUNDS (Cost $6,582)		6,493

TOTAL INVESTMENTS—100.0% (Cost $11,097)		11,362

CASH AND OTHER ASSETS, LESS LIABILITIES—0.0%		—	[a]

TOTAL NET ASSETS—100.0%		$11,362

FAIR VALUE MEASUREMENTS

All holdings at April 30, 2015 (as disclosed in the preceding Portfolio of Investments) are classified as Level 1. There were no Level 3 holdings at October 31, 2014 or April 30, 2015, and no transfers between levels during the period.

For more information on valuation inputs and their aggregation into the levels identified above, please refer to the Fair Value Measurements and Disclosures in Note 2 of the accompanying Notes to Financial Statements.

†	The Harbor Target Retirement 2025 Fund is investing in Institutional Class shares of affiliated Harbor Funds.

a	Rounds to less than $1,000.

The accompanying notes are an integral part of the Financial Statements.

24

Harbor Target Retirement 2030 Fund

MANAGERS’ COMMENTARY (Unaudited)

ADVISER

Harbor Capital Advisors, Inc.

111 South Wacker Drive

34th Floor

Chicago, IL 60606

PORTFOLIO MANAGERS

Brian L. Collins, CFA

Since 2009

Paul C. Herbert, CFA

Since 2009

Linda M. Molenda

Since 2009

David G. Van Hooser

Since 2009

Harbor Capital has managed the Fund since its inception in 2009.

INVESTMENT OBJECTIVE

The Fund seeks capital appreciation and current income consistent with the Fund’s current asset allocation.

MARKET REVIEW

U.S. and international equity markets finished higher for the six months ended April 30, 2015. Fixed income investments recorded positive returns, while commodity prices posted a sharp decline.

U.S. equities returned 4.74% for the first half of fiscal 2015, as measured by the Russell 3000® Index. Growth stocks set the pace, with the Russell 3000® Growth Index posting a return of 6.59%, compared to 2.82% by the Russell 3000® Value Index. Mid cap stocks modestly outperformed both large caps and small caps. The S&P 500 Index returned 4.40%, with 8 of its 10 economic sectors posting positive returns. The Consumer Discretionary, Health Care, and Information Technology sectors were the best-performing areas of the index, while the Energy and Utilities sectors had negative returns.

International stocks, as measured by the MSCI EAFE (ND) Index, returned 6.81%, modestly outperforming U.S. equities. (All international and global returns are in U.S. dollars.) The index is a measure of stocks in developed markets outside the U.S. Eight of the 10 sectors within the index had positive returns, led by Consumer Discretionary, Information Technology, and Health Care stocks. Energy and Utilities were the only sectors to lose ground. Shares of companies based in developing economies also advanced, with the MSCI Emerging Markets (ND) Index registering a return of 3.92%.

Among fixed income investments, the broad U.S. investment-grade bond market returned 2.06%, as measured by the Barclays U.S. Aggregate Bond Index. Speculative-grade bonds, as measured by the BofA Merrill Lynch U.S. High-Yield Index, returned 1.51%. Inflation-linked bonds returned 1.28%, as measured by the Barclays U.S. TIPS Index, while the BofA Merrill Lynch 3-month U.S. Treasury Bill Index, a benchmark for money market returns, posted a return of 0.01%.

Following a decline over the prior 12 months, commodity prices fell further in the first half of fiscal 2015. The Bloomberg Commodity Index Total ReturnSM, an unmanaged index of futures contracts on a diversified group of physical commodities, returned -11.87%.

PERFORMANCE

Harbor Target Retirement 2030 Fund returned 3.61% (Institutional Class) and 3.73% (Administrative and Investor Classes) for the six months ended April 30, 2015. Underlying fund investments in U.S. stocks, international equities, and bonds all made positive contributions to Fund performance, while commodities lost ground.

U.S. stock markets were a key source of returns for the Fund, as all U.S. equity funds in the portfolio generated positive results. (All underlying fund returns cited are for the fund’s Institutional Class shares.) Harbor Small Cap Growth Fund returned 10.39%, the highest absolute return among all funds in the portfolio. It outperformed its benchmark, the Russell 2000® Growth Index, by 314 basis points, or 3.14 percentage points. Harbor Small Cap Value Fund returned 3.94%, outperforming its Russell 2000® Value Index benchmark by 189 basis points. Among funds focused primarily on larger U.S. companies, Harbor Capital Appreciation Fund returned 7.47%, beating its Russell 1000® Growth Index benchmark by 93 basis points, while Harbor Large Cap Value Fund returned 6.99%, ahead of its benchmark, the Russell 1000® Value Index, by 410 basis points. Harbor Mid Cap Growth Fund returned 7.06%, lagging its benchmark, the Russell Midcap® Growth Index, by 71 basis points, while Harbor Mid Cap Value Fund returned 4.87%, outperforming its Russell Midcap® Value Index benchmark by 104 basis points.

A rebound in international stocks, which had lagged behind U.S. equities in the prior fiscal year, also boosted Fund performance in the first half of fiscal 2015. Harbor International Fund returned 7.69%, outperforming its MSCI EAFE (ND) Index

25

Harbor Target Retirement 2030 Fund

MANAGERS’ COMMENTARY—Continued

benchmark by 88 basis points. Harbor International Growth Fund returned 7.75%, beating its MSCI All Country World Ex. US (ND) Index benchmark by 219 basis points. Harbor Global Growth Fund returned 3.92%, trailing its benchmark, the MSCI All Country World (ND) Index, by 105 basis points.

Fixed income funds in the portfolio all recorded positive results. Harbor Bond Fund posted a return of 2.17%, beating its Barclays U.S. Aggregate Bond Index benchmark by 11 basis points, while Harbor Unconstrained Bond Fund returned 0.31%, trailing the same index by 175 points. Harbor High-Yield Bond Fund returned 2.40%, outpacing its BofA Merrill Lynch U.S. Non-Distressed High Yield Index benchmark by 48 basis points. Harbor Convertible Securities Fund returned 3.03%, lagging its BofA Merrill Lynch All U.S. Convertibles Ex Mandatory Index benchmark by 61 basis points. Harbor Real Return Fund, which invests primarily in inflation-indexed bonds, returned 0.02%, underperforming its Barclays U.S. TIPS Index benchmark by 126 basis points.

Harbor Commodity Real Return Strategy Fund was the only area of the portfolio to finish in negative territory, posting a return of -13.07%. The Fund invests in commodity-linked derivative instruments backed by a portfolio of inflation-indexed bonds and other fixed income securities. The Fund trailed its Bloomberg Commodity Index Total ReturnSM benchmark by 120 basis points.

This report contains the current opinions of Harbor Capital Advisors, Inc. at the time of its publication and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.

The Fund invests in a variety of underlying Harbor funds that are subject to risks associated with their particular investment strategies. By investing in several underlying funds, the Fund has partial exposure to the risks of many different areas of the market. An investment in the Fund is not guaranteed. An investor may experience losses, including losses near, at, or after the target year. There is no guarantee that the Fund will provide adequate income at or after the target year. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.

26

Harbor Target Retirement 2030 Fund

FUND SUMMARY—April 30, 2015 (Unaudited)

INSTITUTIONAL CLASS

Fund #	2605

Cusip	411512700

Ticker	HARPX

Inception Date	01/02/2009

Net Expense Ratio	0.73%[a]

Total Net Assets (000s)	$26,940

ADMINISTRATIVE CLASS

Fund #	2705

Cusip	411512882

Ticker	HARQX

Inception Date	01/02/2009

Net Expense Ratio	0.73%[a]

Total Net Assets (000s)	$19

INVESTOR CLASS

Fund #	2805

Cusip	411512809

Ticker	HARTX

Inception Date	01/02/2009

Net Expense Ratio	0.73%[a]

Total Net Assets (000s)	$20

a	Annualized. The Adviser has contractually agreed to limit the Fund’s operating expense to: (i) the amount of the acquired funds’ fees and expenses; (ii) compensation of the Independent Trustees; (iii) certain other expenses such as extraordinary items; and (iv) (a) for the Administrative and Investor Classes, distribution and service (12b-1) fees and (b) for the Investor Class, certain transfer agent fees. The net expense ratio shown will not correlate to the expense ratio shown in the Financial Highlights table because that ratio does not include the acquired funds’ fees and expenses.

ASSET ALLOCATION (% of Investments)

Equity

Harbor International Fund	10.8%

Harbor International Growth Fund	7.4%

Harbor Large Cap Value Fund	7.3%

Harbor Capital Appreciation Fund	6.0%

Harbor Mid Cap Value Fund	4.6%

Harbor Small Cap Value Fund	3.4%

Harbor Mid Cap Growth Fund	3.1%

Harbor Small Cap Growth Fund	2.7%

Harbor Global Growth Fund	2.5%
Commodities

Harbor Commodity Real Return Strategy Fund	4.9%

Fixed Income

Harbor Bond Fund	20.3%

Harbor High-Yield Bond Fund	14.6%

Harbor Unconstrained Bond Fund	4.7%

Harbor Real Return Fund	3.9%

Harbor Convertible Securities Fund	3.8%

27

Harbor Target Retirement 2030 Fund

FUND PERFORMANCE SUMMARY (Unaudited)

Institutional Class

CHANGE IN A $50,000 INVESTMENT

For the period 01/02/2009 through 04/30/2015

The graph compares a $50,000 investment in the Fund with the performance of broad based market indices. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

Total Returns For the periods ended 04/30/2015
Harbor Target Retirement 2030 Fund
Institutional Class	3.61%	4.76%	8.19%	11.19%	01/02/2009	$97,783
Comparative Indices
Russell 3000®	4.74%	12.74%	14.33%	17.09%	—	$135,654
MSCI EAFE (ND)	6.81%	1.66%	7.40%	10.36%	—	$93,267
Barclays U.S. Aggregate Bond	2.06%	4.66%	4.12%	4.65%	—	$66,661

Administrative and Investor Classes

CHANGE IN A $10,000 INVESTMENT

For the period 01/02/2009 through 04/30/2015

The graph compares a $10,000 investment in the Fund with the performance of broad based market indices. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

Total Returns For the periods ended 04/30/2015
Harbor Target Retirement 2030 Fund
Administrative Class	3.73%	4.88%	8.19%	11.19%	01/02/2009	$19,561
Investor Class	3.73%	4.88%	8.19%	11.19%	01/02/2009	$19,561
Comparative Indices
Russell 3000®	4.74%	12.74%	14.33%	17.09%	—	$27,131
MSCI EAFE (ND)	6.81%	1.66%	7.40%	10.36%	—	$18,653
Barclays U.S. Aggregate Bond	2.06%	4.66%	4.12%	4.65%	—	$13,332

As stated in the Fund’s current prospectus, the expense ratios were 0.72% (Institutional Class), 0.97% (Administrative Class) and 1.09% (Investor Class). The Adviser has contractually agreed to limit the Fund’s operating expenses to: (i) the amount of the acquired funds’ fees and expenses; (ii) compensation of the Independent Trustees; (iii) certain other expenses such as extraordinary items; and (iv) (a) for the Administrative and Investor Classes, distribution and service (12b-1) fees and (b) for the Investor Class, certain transfer agent fees. The expense ratios in the prospectus may differ from the actual expense ratios for the period disclosed within this report. The expense ratios shown in the prospectus are based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus.

Performance data shown represents past performance, which is no guarantee of future results. Current performance may be higher or lower than the past performance data shown. Investment returns and the value of an investment will fluctuate, and an investor’s shares, when sold, may be worth more or less than their original cost. You can obtain performance data current to the most recent month-end (available within seven business days after the most recent month-end) by calling 800-422-1050 or visiting harborfunds.com.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. From time to time, certain fees and/or expenses have been waived or reimbursed, which has resulted in higher returns. Without these waivers and reimbursements, the returns would have been lower. Voluntary waivers and reimbursements may be discontinued at any time without notice.

a	Unannualized.

b	Annualized.

28

Harbor Target Retirement 2030 Fund†

PORTFOLIO OF INVESTMENTS—April 30, 2015 (Unaudited)

HARBOR EQUITY FUNDS—47.8%

Shares		Value (000s)

HARBOR DOMESTIC EQUITY FUNDS—27.1%
26,080	Harbor Capital Appreciation Fund	$1,631
81,235	Harbor Mid Cap Growth Fund	836
50,340	Harbor Small Cap Growth Fund	734
160,751	Harbor Large Cap Value Fund	1,960
59,274	Harbor Mid Cap Value Fund	1,244
33,205	Harbor Small Cap Value Fund	904

		7,309

HARBOR INTERNATIONAL EQUITY FUNDS—20.7%
40,410	Harbor International Fund	2,901
148,158	Harbor International Growth Fund	2,004
31,053	Harbor Global Growth Fund	684

		5,589

TOTAL HARBOR EQUITY FUNDS (Cost $10,531)		12,898

HARBOR COMMODITY FUNDS—4.9%
(Cost $1,736)
285,363	Harbor Commodity Real Return Strategy Fund	1,330

HARBOR FIXED INCOME FUNDS—47.3%

Shares		Value (000s)

122,955	Harbor Unconstrained Bond Fund	1,278
93,621	Harbor Convertible Securities Fund	1,024
371,700	Harbor High-Yield Bond Fund	3,936
447,503	Harbor Bond Fund	5,477
108,926	Harbor Real Return Fund	1,036

TOTAL HARBOR FIXED INCOME FUNDS (Cost $12,966)		12,751

TOTAL INVESTMENTS—100.0% (Cost $25,233)		26,979

CASH AND OTHER ASSETS, LESS LIABILITIES—0.0%		—	[a]

TOTAL NET ASSETS—100.0%		$26,979

FAIR VALUE MEASUREMENTS

All holdings at April 30, 2015 (as disclosed in the preceding Portfolio of Investments) are classified as Level 1. There were no Level 3 holdings at October 31, 2014 or April 30, 2015, and no transfers between levels during the period.

For more information on valuation inputs and their aggregation into the levels identified above, please refer to the Fair Value Measurements and Disclosures in Note 2 of the accompanying Notes to Financial Statements.

†	The Harbor Target Retirement 2030 Fund is investing in Institutional Class shares of affiliated Harbor Funds.

a	Rounds to less than $1,000.

The accompanying notes are an integral part of the Financial Statements.

29

Harbor Target Retirement 2035 Fund

MANAGERS’ COMMENTARY (Unaudited)

ADVISER

Harbor Capital Advisors, Inc.

111 South Wacker Drive

34th Floor

Chicago, IL 60606

PORTFOLIO MANAGERS

Brian L. Collins, CFA

Since 2009

Paul C. Herbert, CFA

Since 2009

Linda M. Molenda

Since 2009

David G. Van Hooser

Since 2009

Harbor Capital has managed the Fund since its inception in 2009.

INVESTMENT OBJECTIVE

The Fund seeks capital appreciation and current income consistent with the Fund’s current asset allocation.

MARKET REVIEW

U.S. and international equity markets finished higher for the six months ended April 30, 2015. Fixed income investments recorded positive returns, while commodity prices posted a sharp decline.

U.S. equities returned 4.74% for the first half of fiscal 2015, as measured by the Russell 3000® Index. Growth stocks set the pace, with the Russell 3000® Growth Index posting a return of 6.59%, compared to 2.82% by the Russell 3000® Value Index. Mid cap stocks modestly outperformed both large caps and small caps. The S&P 500 Index returned 4.40%, with 8 of its 10 economic sectors posting positive returns. The Consumer Discretionary, Health Care, and Information Technology sectors were the best-performing areas of the index, while the Energy and Utilities sectors had negative returns.

International stocks, as measured by the MSCI EAFE (ND) Index, returned 6.81%, modestly outperforming U.S. equities. (All international and global returns are in U.S. dollars.) The index is a measure of stocks in developed markets outside the U.S. Eight of the 10 sectors within the index had positive returns, led by Consumer Discretionary, Information Technology, and Health Care stocks. Energy and Utilities were the only sectors to lose ground. Shares of companies based in developing economies also advanced, with the MSCI Emerging Markets (ND) Index registering a return of 3.92%.

Among fixed income investments, the broad U.S. investment-grade bond market returned 2.06%, as measured by the Barclays U.S. Aggregate Bond Index. Speculative-grade bonds, as measured by the BofA Merrill Lynch U.S. High-Yield Index, returned 1.51%. Inflation-linked bonds returned 1.28%, as measured by the Barclays U.S. TIPS Index, while the BofA Merrill Lynch 3-month U.S. Treasury Bill Index, a benchmark for money market returns, posted a return of 0.01%.

Following a decline over the prior 12 months, commodity prices fell further in the first half of fiscal 2015. The Bloomberg Commodity Index Total ReturnSM, an unmanaged index of futures contracts on a diversified group of physical commodities, returned -11.87%.

PERFORMANCE

Harbor Target Retirement 2035 Fund returned 4.04% (Institutional, Administrative, and Investor Classes) for the six months ended April 30, 2015. Underlying fund investments in U.S. stocks, international equities, and bonds all made positive contributions to Fund performance, while commodities lost ground.

U.S. stock markets were a key source of returns for the Fund, as all U.S. equity funds in the portfolio generated positive results. (All underlying fund returns cited are for the fund’s Institutional Class shares.) Harbor Small Cap Growth Fund returned 10.39%, the highest absolute return among all funds in the portfolio. It outperformed its benchmark, the Russell 2000® Growth Index, by 314 basis points, or 3.14 percentage points. Harbor Small Cap Value Fund returned 3.94%, outperforming its Russell 2000® Value Index benchmark by 189 basis points. Among funds focused primarily on larger U.S. companies, Harbor Capital Appreciation Fund returned 7.47%, beating its Russell 1000® Growth Index benchmark by 93 basis points, while Harbor Large Cap Value Fund returned 6.99%, ahead of its benchmark, the Russell 1000® Value Index, by 410 basis points. Harbor Mid Cap Growth Fund returned 7.06%, lagging its benchmark, the Russell Midcap® Growth Index, by 71 basis points, while Harbor Mid Cap Value Fund returned 4.87%, outperforming its Russell Midcap® Value Index benchmark by 104 basis points.

A rebound in international stocks, which had lagged behind U.S. equities in the prior fiscal year, also boosted Fund performance in the first half of fiscal 2015. Harbor International Fund returned 7.69%, outperforming its MSCI EAFE (ND) Index

30

Harbor Target Retirement 2035 Fund

MANAGERS’ COMMENTARY—Continued

benchmark by 88 basis points. Harbor International Growth Fund returned 7.75%, beating its MSCI All Country World Ex. US (ND) Index benchmark by 219 basis points. Harbor Global Growth Fund returned 3.92%, trailing its benchmark, the MSCI All Country World (ND) Index, by 105 basis points.

Fixed income funds in the portfolio all recorded positive results. Harbor Bond Fund posted a return of 2.17%, beating its Barclays U.S. Aggregate Bond Index benchmark by 11 basis points, while Harbor Unconstrained Bond Fund returned 0.31%, trailing the same index by 175 points. Harbor High-Yield Bond Fund returned 2.40%, outpacing its BofA Merrill Lynch U.S. Non-Distressed High Yield Index benchmark by 48 basis points. Harbor Convertible Securities Fund returned 3.03%, lagging its BofA Merrill Lynch All U.S. Convertibles Ex Mandatory Index benchmark by 61 basis points. Harbor Real Return Fund, which invests primarily in inflation-indexed bonds, returned 0.02%, underperforming its Barclays U.S. TIPS Index benchmark by 126 basis points.

Harbor Commodity Real Return Strategy Fund was the only area of the portfolio to finish in negative territory, posting a return of -13.07%. The Fund invests in commodity-linked derivative instruments backed by a portfolio of inflation-indexed bonds and other fixed income securities. The Fund trailed its Bloomberg Commodity Index Total ReturnSM benchmark by 120 basis points.

This report contains the current opinions of Harbor Capital Advisors, Inc. at the time of its publication and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.

The Fund invests in a variety of underlying Harbor funds that are subject to risks associated with their particular investment strategies. By investing in several underlying funds, the Fund has partial exposure to the risks of many different areas of the market. An investment in the Fund is not guaranteed. An investor may experience losses, including losses near, at, or after the target year. There is no guarantee that the Fund will provide adequate income at or after the target year. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.

31

Harbor Target Retirement 2035 Fund

FUND SUMMARY—April 30, 2015 (Unaudited)

INSTITUTIONAL CLASS

Fund #	2606

Cusip	411512106

Ticker	HARUX

Inception Date	01/02/2009

Net Expense Ratio	0.73%[a]

Total Net Assets (000s)	$9,158

ADMINISTRATIVE CLASS

Fund #	2706

Cusip	411512304

Ticker	HARVX

Inception Date	01/02/2009

Net Expense Ratio	0.73%[a]

Total Net Assets (000s)	$20

INVESTOR CLASS

Fund #	2806

Cusip	411512205

Ticker	HARWX

Inception Date	01/02/2009

Net Expense Ratio	0.73%[a]

Total Net Assets (000s)	$20

a	Annualized. The Adviser has contractually agreed to limit the Fund’s operating expense to: (i) the amount of the acquired funds’ fees and expenses; (ii) compensation of the Independent Trustees; (iii) certain other expenses such as extraordinary items; and (iv) (a) for the Administrative and Investor Classes, distribution and service (12b-1) fees and (b) for the Investor Class, certain transfer agent fees. The net expense ratio shown will not correlate to the expense ratio shown in the Financial Highlights table because that ratio does not include the acquired funds’ fees and expenses.

ASSET ALLOCATION (% of Investments)

Equity

Harbor International Fund	13.1%

Harbor International Growth Fund	9.0%

Harbor Large Cap Value Fund	8.8%

Harbor Capital Appreciation Fund	7.3%

Harbor Mid Cap Value Fund	5.5%

Harbor Small Cap Value Fund	4.0%

Harbor Mid Cap Growth Fund	3.8%

Harbor Small Cap Growth Fund	3.3%

Harbor Global Growth Fund	3.1%
Commodities

Harbor Commodity Real Return Strategy Fund	5.2%

Fixed Income

Harbor Bond Fund	18.1%

Harbor High-Yield Bond Fund	12.7%

Harbor Unconstrained Bond Fund	3.7%

Harbor Real Return Fund	1.7%

Harbor Convertible Securities Fund	0.7%

32

Harbor Target Retirement 2035 Fund

FUND PERFORMANCE SUMMARY (Unaudited)

Institutional Class

CHANGE IN A $50,000 INVESTMENT

For the period 01/02/2009 through 04/30/2015

The graph compares a $50,000 investment in the Fund with the performance of broad based indices. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

Total Returns For the periods ended 04/30/2015
Harbor Target Retirement 2035 Fund
Institutional Class	4.04%	5.23%	8.87%	11.91%	01/02/2009	$101,906
Comparative Indices
Russell 3000®	4.74%	12.74%	14.33%	17.09%	—	$135,654
MSCI EAFE (ND)	6.81%	1.66%	7.40%	10.36%	—	$93,267
Barclays U.S. Aggregate Bond	2.06%	4.46%	4.12%	4.65%	—	$66,661

Administrative and Investor Classes

CHANGE IN A $10,000 INVESTMENT

For the period 01/02/2009 through 04/30/2015

The graph compares a $10,000 investment in the Fund with the performance of broad based indices. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

Total Returns For the periods ended 04/30/2015
Harbor Target Retirement 2035 Fund
Administrative Class	4.04%	5.24%	8.86%	11.90%	01/02/2009	$20,371
Investor Class	4.04%	5.24%	8.86%	11.90%	01/02/2009	$20,371
Comparative Indices
Russell 3000®	4.74%	12.74%	14.33%	17.09%	—	$27,131
MSCI EAFE (ND)	6.81%	1.66%	7.40%	10.36%	—	$18,653
Barclays U.S. Aggregate Bond	2.06%	4.46%	4.12%	4.65%	—	$13,332

As stated in the Fund’s current prospectus, the expense ratios were 0.73% (Institutional Class), 0.98% (Administrative Class) and 1.10% (Investor Class). The Adviser has contractually agreed to limit the Fund’s operating expenses to: (i) the amount of the acquired funds’ fees and expenses; (ii) compensation of the Independent Trustees; (iii) certain other expenses such as extraordinary items; and (iv) (a) for the Administrative and Investor Classes, distribution and service (12b-1) fees and (b) for the Investor Class, certain transfer agent fees. The expense ratios in the prospectus may differ from the actual expense ratios for the period disclosed within this report. The expense ratios shown in the prospectus are based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus.

Performance data shown represents past performance, which is no guarantee of future results. Current performance may be higher or lower than the past performance data shown. Investment returns and the value of an investment will fluctuate, and an investor’s shares, when sold, may be worth more or less than their original cost. You can obtain performance data current to the most recent month-end (available within seven business days after the most recent month-end) by calling 800-422-1050 or visiting harborfunds.com.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. From time to time, certain fees and/or expenses have been waived or reimbursed, which has resulted in higher returns. Without these waivers and reimbursements, the returns would have been lower. Voluntary waivers and reimbursements may be discontinued at any time without notice.

a	Unannualized.

b	Annualized.

33

Harbor Target Retirement 2035 Fund†

PORTFOLIO OF INVESTMENTS—April 30, 2015 (Unaudited)

HARBOR EQUITY FUNDS—57.9%

Shares		Value (000s)

HARBOR DOMESTIC EQUITY FUNDS—32.7%
10,792	Harbor Capital Appreciation Fund	$675
33,494	Harbor Mid Cap Growth Fund	345
20,737	Harbor Small Cap Growth Fund	302
66,185	Harbor Large Cap Value Fund	807
24,324	Harbor Mid Cap Value Fund	510
13,640	Harbor Small Cap Value Fund	372

		3,011

HARBOR INTERNATIONAL EQUITY FUNDS—25.2%
16,805	Harbor International Fund	1,206
61,453	Harbor International Growth Fund	831
12,785	Harbor Global Growth Fund	282

		2,319

TOTAL HARBOR EQUITY FUNDS (Cost $4,975)		5,330

HARBOR COMMODITY FUNDS—5.2%
(Cost $579)
102,263	Harbor Commodity Real Return Strategy Fund	476

HARBOR FIXED INCOME FUNDS—36.9%

Shares		Value (000s)

32,674	Harbor Unconstrained Bond Fund	339
6,068	Harbor Convertible Securities Fund	66
110,083	Harbor High-Yield Bond Fund	1,166
135,753	Harbor Bond Fund	1,662
16,676	Harbor Real Return Fund	159

TOTAL HARBOR FIXED INCOME FUNDS (Cost $3,429)		3,392

TOTAL INVESTMENTS—100.0% (Cost $8,983)		9,198

CASH AND OTHER ASSETS, LESS LIABILITIES—0.0%		—	[a]

TOTAL NET ASSETS—100.0%		$9,198

FAIR VALUE MEASUREMENTS

All holdings at April 30, 2015 (as disclosed in the preceding Portfolio of Investments) are classified as Level 1. There were no Level 3 holdings at October 31, 2014 or April 30, 2015, and no transfers between levels during the period.

For more information on valuation inputs and their aggregation into the levels identified above, please refer to the Fair Value Measurements and Disclosures in Note 2 of the accompanying Notes to Financial Statements.

†	The Harbor Target Retirement 2035 Fund is investing in Institutional Class shares of affiliated Harbor Funds.

a	Rounds to less than $1,000.

The accompanying notes are an integral part of the Financial Statements.

34

Harbor Target Retirement 2040 Fund

MANAGERS’ COMMENTARY (Unaudited)

ADVISER

Harbor Capital Advisors, Inc.

111 South Wacker Drive

34th Floor

Chicago, IL 60606

PORTFOLIO MANAGERS

Brian L. Collins, CFA

Since 2009

Paul C. Herbert, CFA

Since 2009

Linda M. Molenda

Since 2009

David G. Van Hooser

Since 2009

Harbor Capital has managed the Fund since its inception in 2009.

INVESTMENT OBJECTIVE

The Fund seeks capital appreciation and current income consistent with the Fund’s current asset allocation.

MARKET REVIEW

U.S. and international equity markets finished higher for the six months ended April 30, 2015. Fixed income investments recorded positive returns, while commodity prices posted a sharp decline.

U.S. equities returned 4.74% for the first half of fiscal 2015, as measured by the Russell 3000® Index. Growth stocks set the pace, with the Russell 3000® Growth Index posting a return of 6.59%, compared to 2.82% by the Russell 3000® Value Index. Mid cap stocks modestly outperformed both large caps and small caps. The S&P 500 Index returned 4.40%, with 8 of its 10 economic sectors posting positive returns. The Consumer Discretionary, Health Care, and Information Technology sectors were the best-performing areas of the index, while the Energy and Utilities sectors had negative returns.

International stocks, as measured by the MSCI EAFE (ND) Index, returned 6.81%, modestly outperforming U.S. equities. (All international and global returns are in U.S. dollars.) The index is a measure of stocks in developed markets outside the U.S. Eight of the 10 sectors within the index had positive returns, led by Consumer Discretionary, Information Technology, and Health Care stocks. Energy and Utilities were the only sectors to lose ground. Shares of companies based in developing economies also advanced, with the MSCI Emerging Markets (ND) Index registering a return of 3.92%.

Among fixed income investments, the broad U.S. investment-grade bond market returned 2.06%, as measured by the Barclays U.S. Aggregate Bond Index. Speculative-grade bonds, as measured by the BofA Merrill Lynch U.S. High-Yield Index, returned 1.51%. Inflation-linked bonds returned 1.28%, as measured by the Barclays U.S. TIPS Index, while the BofA Merrill Lynch 3-month U.S. Treasury Bill Index, a benchmark for money market returns, posted a return of 0.01%.

Following a decline over the prior 12 months, commodity prices fell further in the first half of fiscal 2015. The Bloomberg Commodity Index Total ReturnSM, an unmanaged index of futures contracts on a diversified group of physical commodities, returned -11.87%.

PERFORMANCE

Harbor Target Retirement 2040 Fund returned 4.73% (Institutional Class) and 4.72% (Administrative and Investor Classes) for the six months ended April 30, 2015. Underlying fund investments in U.S. stocks, international equities, and bonds all made positive contributions to Fund performance, while commodities lost ground.

U.S. stock markets were a key source of returns for the Fund, as all U.S. equity funds in the portfolio generated positive results. (All underlying fund returns cited are for the fund’s Institutional Class shares.) Harbor Small Cap Growth Fund returned 10.39%, the highest absolute return among all funds in the portfolio. It outperformed its benchmark, the Russell 2000® Growth Index, by 314 basis points, or 3.14 percentage points. Harbor Small Cap Value Fund returned 3.94%, outperforming its Russell 2000® Value Index benchmark by 189 basis points. Among funds focused primarily on larger U.S. companies, Harbor Capital Appreciation Fund returned 7.47%, beating its Russell 1000® Growth Index benchmark by 93 basis points, while Harbor Large Cap Value Fund returned 6.99%, ahead of its benchmark, the Russell 1000® Value Index, by 410 basis points. Harbor Mid Cap Growth Fund returned 7.06%, lagging its benchmark, the Russell Midcap® Growth Index, by 71 basis points, while Harbor Mid Cap Value Fund returned 4.87%, outperforming its Russell Midcap® Value Index benchmark by 104 basis points.

A rebound in international stocks, which had lagged behind U.S. equities in the prior fiscal year, also boosted Fund performance in the first half of fiscal 2015. Harbor International Fund returned 7.69%, outperforming its MSCI EAFE (ND) Index

35

Harbor Target Retirement 2040 Fund

MANAGERS’ COMMENTARY—Continued

benchmark by 88 basis points. Harbor International Growth Fund returned 7.75%, beating its MSCI All Country World Ex. US (ND) Index benchmark by 219 basis points. Harbor Global Growth Fund returned 3.92%, trailing its benchmark, the MSCI All Country World (ND) Index, by 105 basis points.

Fixed income funds in the portfolio all recorded positive results. Harbor Bond Fund posted a return of 2.17%, beating its Barclays U.S. Aggregate Bond Index benchmark by 11 basis points, while Harbor Unconstrained Bond Fund returned 0.31%, trailing the same index by 175 points. Harbor High-Yield Bond Fund returned 2.40%, outpacing its BofA Merrill Lynch U.S. Non-Distressed High Yield Index benchmark by 48 basis points. Harbor Real Return Fund, which invests primarily in inflation-indexed bonds, returned 0.02%, underperforming its Barclays U.S. TIPS Index benchmark by 126 basis points.

Harbor Commodity Real Return Strategy Fund was the only area of the portfolio to finish in negative territory, posting a return of -13.07%. The Fund invests in commodity-linked derivative instruments backed by a portfolio of inflation-indexed bonds and other fixed income securities. The Fund trailed its Bloomberg Commodity Index Total ReturnSM benchmark by 120 basis points.

This report contains the current opinions of Harbor Capital Advisors, Inc. at the time of its publication and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.

The Fund invests in a variety of underlying Harbor funds that are subject to risks associated with their particular investment strategies. By investing in several underlying funds, the Fund has partial exposure to the risks of many different areas of the market. An investment in the Fund is not guaranteed. An investor may experience losses, including losses near, at, or after the target year. There is no guarantee that the Fund will provide adequate income at or after the target year. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.

36

Harbor Target Retirement 2040 Fund

FUND SUMMARY—April 30, 2015 (Unaudited)

INSTITUTIONAL CLASS

Fund #	2607

Cusip	411512403

Ticker	HARYX

Inception Date	01/02/2009

Net Expense Ratio	0.74%[a]

Total Net Assets (000s)	$20,039

ADMINISTRATIVE CLASS

Fund #	2707

Cusip	411512601

Ticker	HARZX

Inception Date	01/02/2009

Net Expense Ratio	0.74%[a]

Total Net Assets (000s)	$21

INVESTOR CLASS

Fund #	2807

Cusip	411512502

Ticker	HABBX

Inception Date	01/02/2009

Net Expense Ratio	0.74%[a]

Total Net Assets (000s)	$21

a	Annualized. The Adviser has contractually agreed to limit the Fund’s operating expense to: (i) the amount of the acquired funds’ fees and expenses; (ii) compensation of the Independent Trustees; (iii) certain other expenses such as extraordinary items; and (iv) (a) for the Administrative and Investor Classes, distribution and service (12b-1) fees and (b) for the Investor Class, certain transfer agent fees. The net expense ratio shown will not correlate to the expense ratio shown in the Financial Highlights table because that ratio does not include the acquired funds’ fees and expenses.

ASSET ALLOCATION (% of Investments)

Equity

Harbor International Fund	15.3%

Harbor International Growth Fund	10.5%

Harbor Large Cap Value Fund	10.3%

Harbor Capital Appreciation Fund	8.6%

Harbor Mid Cap Value Fund	6.5%

Harbor Small Cap Value Fund	4.8%

Harbor Mid Cap Growth Fund	4.4%

Harbor Small Cap Growth Fund	3.9%

Harbor Global Growth Fund	3.6%
Commodities

Harbor Commodity Real Return Strategy Fund	4.3%

Fixed Income

Harbor Bond Fund	14.1%

Harbor High-Yield Bond Fund	9.8%

Harbor Unconstrained Bond Fund	2.8%

Harbor Real Return Fund	1.1%

37

Harbor Target Retirement 2040 Fund

FUND PERFORMANCE SUMMARY (Unaudited)

Institutional Class

CHANGE IN A $50,000 INVESTMENT

For the period 01/02/2009 through 04/30/2015

The graph compares a $50,000 investment in the Fund with the performance of broad based market indices. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

Total Returns For the periods ended 04/30/2015
Harbor Target Retirement 2040 Fund
Institutional Class	4.73%	6.13%	9.50%	12.59%	01/02/2009	$105,854
Comparative Indices
Russell 3000®	4.74%	12.74%	14.33%	17.09%	—	$135,654
MSCI EAFE (ND)	6.81%	1.66%	7.40%	10.36%	—	$93,267
Barclays U.S. Aggregate Bond	2.06%	4.46%	4.12%	4.65%	—	$66,661

Administrative and Investor Classes

CHANGE IN A $10,000 INVESTMENT

For the period 01/02/2009 through 04/30/2015

The graph compares a $10,000 investment in the Fund with the performance of broad based market indices. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

Total Returns For the periods ended 04/30/2015
Harbor Target Retirement 2040 Fund
Administrative Class	4.72%	6.23%	9.52%	12.60%	01/02/2009	$21,184
Investor Class	4.72%	6.23%	9.52%	12.60%	01/02/2009	$21,184
Comparative Indices
Russell 3000®	4.74%	12.74%	14.33%	17.09%	—	$27,131
MSCI EAFE (ND)	6.81%	1.66%	7.40%	10.36%	—	$18,653
Barclays U.S. Aggregate Bond	2.06%	4.46%	4.12%	4.65%	—	$13,332

As stated in the Fund’s current prospectus, the expense ratios were 0.75% (Institutional Class), 1.00% (Administrative Class) and 1.12% (Investor Class). The Adviser has contractually agreed to limit the Fund’s operating expenses to: (i) the amount of the acquired funds’ fees and expenses; (ii) compensation of the Independent Trustees; (iii) certain other expenses such as extraordinary items; and (iv) (a) for the Administrative and Investor Classes, distribution and service (12b-1) fees and (b) for the Investor Class, certain transfer agent fees. The expense ratios in the prospectus may differ from the actual expense ratios for the period disclosed within this report. The expense ratios shown in the prospectus are based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus.

Performance data shown represents past performance, which is no guarantee of future results. Current performance may be higher or lower than the past performance data shown. Investment returns and the value of an investment will fluctuate, and an investor’s shares, when sold, may be worth more or less than their original cost. You can obtain performance data current to the most recent month-end (available within seven business days after the most recent month-end) by calling 800-422-1050 or visiting harborfunds.com.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. From time to time, certain fees and/or expenses have been waived or reimbursed, which has resulted in higher returns. Without these waivers and reimbursements, the returns would have been lower. Voluntary waivers and reimbursements may be discontinued at any time without notice.

a	Unannualized.

b	Annualized.

38

Harbor Target Retirement 2040 Fund†

PORTFOLIO OF INVESTMENTS—April 30, 2015 (Unaudited)

HARBOR EQUITY FUNDS—67.9%

Shares		Value (000s)

HARBOR DOMESTIC EQUITY FUNDS—38.5%
27,651	Harbor Capital Appreciation Fund	$1,729
85,861	Harbor Mid Cap Growth Fund	883
53,277	Harbor Small Cap Growth Fund	777
169,074	Harbor Large Cap Value Fund	2,061
62,569	Harbor Mid Cap Value Fund	1,313
35,097	Harbor Small Cap Value Fund	956

		7,719

HARBOR INTERNATIONAL EQUITY FUNDS—29.4%
42,727	Harbor International Fund	3,067
156,897	Harbor International Growth Fund	2,123
32,716	Harbor Global Growth Fund	720

		5,910

TOTAL HARBOR EQUITY FUNDS (Cost $11,002)		13,629

HARBOR COMMODITY FUNDS—4.3%
(Cost $1,123)
184,766	Harbor Commodity Real Return Strategy Fund	861

HARBOR FIXED INCOME FUNDS—27.8%

Shares		Value (000s)

53,917	Harbor Unconstrained Bond Fund	560
185,648	Harbor High-Yield Bond Fund	1,966
231,489	Harbor Bond Fund	2,834
24,320	Harbor Real Return Fund	231

TOTAL HARBOR FIXED INCOME FUNDS (Cost $5,678)		5,591

TOTAL INVESTMENTS—100.0% (Cost $17,803)		20,081

CASH AND OTHER ASSETS, LESS LIABILITIES—0.0%		—	[a]

TOTAL NET ASSETS—100.0%		$20,081

FAIR VALUE MEASUREMENTS

All holdings at April 30, 2015 (as disclosed in the preceding Portfolio of Investments) are classified as Level 1. There were no Level 3 holdings at October 31, 2014 or April 30, 2015, and no transfers between levels during the period.

For more information on valuation inputs and their aggregation into the levels identified above, please refer to the Fair Value Measurements and Disclosures in Note 2 of the accompanying Notes to Financial Statements.

†	The Harbor Target Retirement 2040 Fund is investing in Institutional Class shares of affiliated Harbor Funds.

a	Rounds to less than $1,000.

The accompanying notes are an integral part of the Financial Statements.

39

Harbor Target Retirement 2045 Fund

MANAGERS’ COMMENTARY (Unaudited)

ADVISER

Harbor Capital Advisors, Inc.

111 South Wacker Drive 34th Floor Chicago, IL 60606

PORTFOLIO MANAGERS

Brian L. Collins, CFA

Since 2009

Paul C. Herbert, CFA

Since 2009

Linda M. Molenda Since 2009

David G. Van Hooser Since 2009

Harbor Capital has managed the Fund since its inception in 2009.

INVESTMENT OBJECTIVE

The Fund seeks capital appreciation and current income consistent with the Fund’s current asset allocation.

MARKET REVIEW

U.S. and international equity markets finished higher for the six months ended April 30, 2015. Fixed income investments recorded positive returns, while commodity prices posted a sharp decline.

U.S. equities returned 4.74% for the first half of fiscal 2015, as measured by the Russell 3000® Index. Growth stocks set the pace, with the Russell 3000® Growth Index posting a return of 6.59%, compared to 2.82% by the Russell 3000® Value Index. Mid cap stocks modestly outperformed both large caps and small caps. The S&P 500 Index returned 4.40%, with 8 of its 10 economic sectors posting positive returns. The Consumer Discretionary, Health Care, and Information Technology sectors were the best-performing areas of the index, while the Energy and Utilities sectors had negative returns.

International stocks, as measured by the MSCI EAFE (ND) Index, returned 6.81%, modestly outperforming U.S. equities. (All international and global returns are in U.S. dollars.) The index is a measure of stocks in developed markets outside the U.S. Eight of the 10 sectors within the index had positive returns, led by Consumer Discretionary, Information Technology, and Health Care stocks. Energy and Utilities were the only sectors to lose ground. Shares of companies based in developing economies also advanced, with the MSCI Emerging Markets (ND) Index registering a return of 3.92%.

Among fixed income investments, the broad U.S. investment-grade bond market returned 2.06%, as measured by the Barclays U.S. Aggregate Bond Index. Speculative-grade bonds, as measured by the BofA Merrill Lynch U.S. High-Yield Index, returned 1.51%. Inflation-linked bonds returned 1.28%, as measured by the Barclays U.S. TIPS Index, while the BofA Merrill Lynch 3-month U.S. Treasury Bill Index, a benchmark for money market returns, posted a return of 0.01%.

Following a decline over the prior 12 months, commodity prices fell further in the first half of fiscal 2015. The Bloomberg Commodity Index Total ReturnSM, an unmanaged index of futures contracts on a diversified group of physical commodities, returned -11.87%.

PERFORMANCE

Harbor Target Retirement 2045 Fund returned 5.20% (Institutional Class) and 5.21% (Administrative and Investor Classes) for the six months ended April 30, 2015. Underlying fund investments in U.S. stocks, international equities, and bonds all made positive contributions to Fund performance, while commodities lost ground.

U.S. stock markets were a key source of returns for the Fund, as all U.S. equity funds in the portfolio generated positive results. (All underlying fund returns cited are for the fund’s Institutional Class shares.) Harbor Small Cap Growth Fund returned 10.39%, the highest absolute return among all funds in the portfolio. It outperformed its benchmark, the Russell 2000® Growth Index, by 314 basis points, or 3.14 percentage points. Harbor Small Cap Value Fund returned 3.94%, outperforming its Russell 2000® Value Index benchmark by 189 basis points. Among funds focused primarily on larger U.S. companies, Harbor Capital Appreciation Fund returned 7.47%, beating its Russell 1000® Growth Index benchmark by 93 basis points, while Harbor Large Cap Value Fund returned 6.99%, ahead of its benchmark, the Russell 1000® Value Index, by 410 basis points. Harbor Mid Cap Growth Fund returned 7.06%, lagging its benchmark, the Russell Midcap® Growth Index, by 71 basis points, while Harbor Mid Cap Value Fund returned 4.87%, outperforming its Russell Midcap® Value Index benchmark by 104 basis points.

A rebound in international stocks, which had lagged behind U.S. equities in the prior fiscal year, also boosted Fund performance in the first half of fiscal 2015. Harbor International Fund returned 7.69%, outperforming its MSCI EAFE (ND) Index

40

Harbor Target Retirement 2045 Fund

MANAGERS’ COMMENTARY—Continued

benchmark by 88 basis points. Harbor International Growth Fund returned 7.75%, beating its MSCI All Country World Ex. US (ND) Index benchmark by 219 basis points. Harbor Global Growth Fund returned 3.92%, trailing its benchmark, the MSCI All Country World (ND) Index, by 105 basis points.

Fixed income funds in the portfolio all recorded positive results. Harbor Bond Fund posted a return of 2.17%, beating its Barclays U.S. Aggregate Bond Index benchmark by 11 basis points, while Harbor Unconstrained Bond Fund returned 0.31%, trailing the same index by 175 points. Harbor High-Yield Bond Fund returned 2.40%, outpacing its BofA Merrill Lynch U.S. Non-Distressed High Yield Index benchmark by 48 basis points. Harbor Real Return Fund, which invests primarily in inflation-indexed bonds, returned 0.02%, underperforming its Barclays U.S. TIPS Index benchmark by 126 basis points.

Harbor Commodity Real Return Strategy Fund was the only area of the portfolio to finish in negative territory, posting a return of -13.07%. The Fund invests in commodity-linked derivative instruments backed by a portfolio of inflation-indexed bonds and other fixed income securities. The Fund trailed its Bloomberg Commodity Index Total ReturnSM benchmark by 120 basis points.

This report contains the current opinions of Harbor Capital Advisors, Inc. at the time of its publication and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.

The Fund invests in a variety of underlying Harbor funds that are subject to risks associated with their particular investment strategies. By investing in several underlying funds, the Fund has partial exposure to the risks of many different areas of the market. An investment in the Fund is not guaranteed. An investor may experience losses, including losses near, at, or after the target year. There is no guarantee that the Fund will provide adequate income at or after the target year. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.

41

Harbor Target Retirement 2045 Fund

FUND SUMMARY—April 30, 2015 (Unaudited)

INSTITUTIONAL CLASS

Fund #	2608

Cusip	411511181

Ticker	HACCX

Inception Date	01/02/2009

Net Expense Ratio	0.75%[a]

Total Net Assets (000s)	$4,902

ADMINISTRATIVE CLASS

Fund #	2708

Cusip	411511173

Ticker	HADDX

Inception Date	01/02/2009

Net Expense Ratio	0.75%[a]

Total Net Assets (000s)	$22

INVESTOR CLASS

Fund #	2808

Cusip	411511165

Ticker	HAEEX

Inception Date	01/02/2009

Net Expense Ratio	0.75%[a]

Total Net Assets (000s)	$22

a	Annualized. The Adviser has contractually agreed to limit the Fund’s operating expense to: (i) the amount of the acquired funds’ fees and expenses; (ii) compensation of the Independent Trustees; (iii) certain other expenses such as extraordinary items; and (iv) (a) for the Administrative and Investor Classes, distribution and service (12b-1) fees and (b) for the Investor Class, certain transfer agent fees. The net expense ratio shown will not correlate to the expense ratio shown in the Financial Highlights table because that ratio does not include the acquired funds’ fees and expenses.

ASSET ALLOCATION (% of Investments)

Equity

Harbor International Fund	17.6%

Harbor International Growth Fund	12.1%

Harbor Large Cap Value Fund	11.8%

Harbor Capital Appreciation Fund	9.8%

Harbor Mid Cap Value Fund	7.5%

Harbor Small Cap Value Fund	5.5%

Harbor Mid Cap Growth Fund	5.0%

Harbor Small Cap Growth Fund	4.4%

Harbor Global Growth Fund	4.2%
Commodities

Harbor Commodity Real Return Strategy Fund	4.1%

Fixed Income

Harbor Bond Fund	9.0%

Harbor High-Yield Bond Fund	7.0%

Harbor Unconstrained Bond Fund	1.8%

Harbor Real Return Fund	0.2%

42

Harbor Target Retirement 2045 Fund

FUND PERFORMANCE SUMMARY (Unaudited)

Institutional Class

CHANGE IN A $50,000 INVESTMENT

For the period 01/02/2009 through 04/30/2015

The graph compares a $50,000 investment in the Fund with the performance of broad based market indices. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

Total Returns For the periods ended 04/30/2015
Harbor Target Retirement 2045 Fund
Institutional Class	5.20%	6.68%	10.06%	13.11%	01/02/2009	$109,012
Comparative Indices
Russell 3000®	4.74%	12.74%	14.33%	17.09%	—	$135,654
MSCI EAFE (ND)	6.81%	1.66%	7.40%	10.36%	—	$93,267
Barclays U.S. Aggregate Bond	2.06%	4.46%	4.12%	4.65%	—	$66,661

Administrative and Investor Classes

CHANGE IN A $10,000 INVESTMENT

For the period 01/02/2009 through 04/30/2015

The graph compares a $10,000 investment in the Fund with the performance of broad based market indices. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

Total Returns For the periods ended 04/30/2015
Harbor Target Retirement 2045 Fund
Administrative Class	5.21%	6.69%	10.06%	13.11%	01/02/2009	$21,803
Investor Class	5.21%	6.69%	10.06%	13.11%	01/02/2009	$21,803
Comparative Indices
Russell 3000®	4.74%	12.74%	14.33%	17.09%	—	$27,131
MSCI EAFE (ND)	6.81%	1.66%	7.40%	10.36%	—	$18,653
Barclays U.S. Aggregate Bond	2.06%	4.46%	4.12%	4.65%	—	$13,332

As stated in the Fund’s current prospectus, the expense ratios were 0.76% (Institutional Class), 1.01% (Administrative Class) and 1.13% (Investor Class). The Adviser has contractually agreed to limit the Fund’s operating expenses to: (i) the amount of the acquired funds’ fees and expenses; (ii) compensation of the Independent Trustees; (iii) certain other expenses such as extraordinary items; and (iv) (a) for the Administrative and Investor Classes, distribution and service (12b-1) fees and (b) for the Investor Class, certain transfer agent fees. The expense ratios in the prospectus may differ from the actual expense ratios for the period disclosed within this report. The expense ratios shown in the prospectus are based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus.

Performance data shown represents past performance, which is no guarantee of future results. Current performance may be higher or lower than the past performance data shown. Investment returns and the value of an investment will fluctuate, and an investor’s shares, when sold, may be worth more or less than their original cost. You can obtain performance data current to the most recent month-end (available within seven business days after the most recent month-end) by calling 800-422-1050 or visiting harborfunds.com.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. From time to time, certain fees and/or expenses have been waived or reimbursed, which has resulted in higher returns. Without these waivers and reimbursements, the returns would have been lower. Voluntary waivers and reimbursements may be discontinued at any time without notice.

a	Unannualized.

b	Annualized.

43

Harbor Target Retirement 2045 Fund†

PORTFOLIO OF INVESTMENTS—April 30, 2015 (Unaudited)

HARBOR EQUITY FUNDS—77.9%

Shares		Value (000s)

HARBOR DOMESTIC EQUITY FUNDS—44.0%
7,774	Harbor Capital Appreciation Fund	$486
24,085	Harbor Mid Cap Growth Fund	248
15,006	Harbor Small Cap Growth Fund	219
47,799	Harbor Large Cap Value Fund	583
17,682	Harbor Mid Cap Value Fund	371
9,895	Harbor Small Cap Value Fund	269

		2,176

HARBOR INTERNATIONAL EQUITY FUNDS—33.9%
12,142	Harbor International Fund	871
44,263	Harbor International Growth Fund	599
9,255	Harbor Global Growth Fund	204

		1,674

TOTAL HARBOR EQUITY FUNDS (Cost $3,403)		3,850

HARBOR COMMODITY FUNDS—4.1%
(Cost $250)
43,788	Harbor Commodity Real Return Strategy Fund	204

HARBOR FIXED INCOME FUNDS—18.0%

Shares		Value (000s)

8,614	Harbor Unconstrained Bond Fund	90
32,609	Harbor High-Yield Bond Fund	345
36,475	Harbor Bond Fund	446
1,135	Harbor Real Return Fund	11

TOTAL HARBOR FIXED INCOME FUNDS (Cost $902)		892

TOTAL INVESTMENTS—100.0% (Cost $4,555)		4,946

CASH AND OTHER ASSETS, LESS LIABILITIES—0.0%		—	[a]

TOTAL NET ASSETS—100.0%		$4,946

FAIR VALUE MEASUREMENTS

All holdings at April 30, 2015 (as disclosed in the preceding Portfolio of Investments) are classified as Level 1. There were no Level 3 holdings at October 31, 2014 or April 30, 2015, and no transfers between levels during the period.

For more information on valuation inputs and their aggregation into the levels identified above, please refer to the Fair Value Measurements and Disclosures in Note 2 of the accompanying Notes to Financial Statements.

†	The Harbor Target Retirement 2045 Fund is investing in Institutional Class shares of affiliated Harbor Funds.

a	Rounds to less than $1,000.

The accompanying notes are an integral part of the Financial Statements.

44

Harbor Target Retirement 2050 Fund

MANAGERS’ COMMENTARY (Unaudited)

ADVISER

Harbor Capital

Advisors, Inc.

111 South Wacker Drive

34th Floor

Chicago, IL 60606

PORTFOLIO MANAGERS

Brian L. Collins, CFA

Since 2009

Paul C. Herbert, CFA

Since 2009

Linda M. Molenda

Since 2009

David G. Van Hooser

Since 2009

Harbor Capital has managed the Fund since its inception

in 2009.

INVESTMENT OBJECTIVE

The Fund seeks capital appreciation and current income consistent with the Fund’s current asset allocation.

MARKET REVIEW

U.S. and international equity markets finished higher for the six months ended April 30, 2015. Fixed income investments recorded positive returns, while commodity prices posted a sharp decline.

U.S. equities returned 4.74% for the first half of fiscal 2015, as measured by the Russell 3000® Index. Growth stocks set the pace, with the Russell 3000® Growth Index posting a return of 6.59%, compared to 2.82% by the Russell 3000® Value Index. Mid cap stocks modestly outperformed both large caps and small caps. The S&P 500 Index returned 4.40%, with 8 of its 10 economic sectors posting positive returns. The Consumer Discretionary, Health Care, and Information Technology sectors were the best-performing areas of the index, while the Energy and Utilities sectors had negative returns.

International stocks, as measured by the MSCI EAFE (ND) Index, returned 6.81%, modestly outperforming U.S. equities. (All international and global returns are in U.S. dollars.) The index is a measure of stocks in developed markets outside the U.S. Eight of the 10 sectors within the index had positive returns, led by Consumer Discretionary, Information Technology, and Health Care stocks. Energy and Utilities were the only sectors to lose ground. Shares of companies based in developing economies also advanced, with the MSCI Emerging Markets (ND) Index registering a return of 3.92%.

Among fixed income investments, the broad U.S. investment-grade bond market returned 2.06%, as measured by the Barclays U.S. Aggregate Bond Index. Speculative-grade bonds, as measured by the BofA Merrill Lynch U.S. High-Yield Index, returned 1.51%. Inflation-linked bonds returned 1.28%, as measured by the Barclays U.S. TIPS Index, while the BofA Merrill Lynch 3-month U.S. Treasury Bill Index, a benchmark for money market returns, posted a return of 0.01%.

Following a decline over the prior 12 months, commodity prices fell further in the first half of fiscal 2015. The Bloomberg Commodity Index Total ReturnSM, an unmanaged index of futures contracts on a diversified group of physical commodities, returned -11.87%.

PERFORMANCE

Harbor Target Retirement 2050 Fund returned 5.95% (Institutional Class) and 5.94% (Administrative and Investor Classes) for the six months ended April 30, 2015. Underlying fund investments in U.S. stocks, international equities, and bonds all made positive contributions to Fund performance, while commodities lost ground.

U.S. stock markets were a key source of returns for the Fund, as all U.S. equity funds in the portfolio generated positive results. (All underlying fund returns cited are for the fund’s Institutional Class shares.) Harbor Small Cap Growth Fund returned 10.39%, the highest absolute return among all funds in the portfolio. It outperformed its benchmark, the Russell 2000® Growth Index, by 314 basis points, or 3.14 percentage points. Harbor Small Cap Value Fund returned 3.94%, outperforming its Russell 2000® Value Index benchmark by 189 basis points. Among funds focused primarily on larger U.S. companies, Harbor Capital Appreciation Fund returned 7.47%, beating its Russell 1000® Growth Index benchmark by 93 basis points, while Harbor Large Cap Value Fund returned 6.99%, ahead of its benchmark, the Russell 1000® Value Index, by 410 basis points. Harbor Mid Cap Growth Fund returned 7.06%, lagging its benchmark, the Russell Midcap® Growth Index, by 71 basis points, while Harbor Mid Cap Value Fund returned 4.87%, outperforming its Russell Midcap® Value Index benchmark by 104 basis points.

A rebound in international stocks, which had lagged behind U.S. equities in the prior fiscal year, also boosted Fund performance in the first half of fiscal 2015. Harbor International Fund returned 7.69%, outperforming its MSCI EAFE (ND) Index

45

Harbor Target Retirement 2050 Fund

MANAGERS’ COMMENTARY—Continued

benchmark by 88 basis points. Harbor International Growth Fund returned 7.75%, beating its MSCI All Country World Ex. US (ND) Index benchmark by 219 basis points. Harbor Global Growth Fund returned 3.92%, trailing its benchmark, the MSCI All Country World (ND) Index, by 105 basis points.

Fixed income funds in the portfolio all recorded positive results. Harbor Bond Fund posted a return of 2.17%, beating its Barclays U.S. Aggregate Bond Index benchmark by 11 basis points, while Harbor Unconstrained Bond Fund returned 0.31%, trailing the same index by 175 points. Harbor High-Yield Bond Fund returned 2.40%, outpacing its BofA Merrill Lynch U.S. Non-Distressed High Yield Index benchmark by 48 basis points.

Harbor Commodity Real Return Strategy Fund was the only area of the portfolio to finish in negative territory, posting a return of -13.07%. The Fund invests in commodity-linked derivative instruments backed by a portfolio of inflation-indexed bonds and other fixed income securities. The Fund trailed its Bloomberg Commodity Index Total ReturnSM benchmark by 120 basis points.

This report contains the current opinions of Harbor Capital Advisors, Inc. at the time of its publication and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.

The Fund invests in a variety of underlying Harbor funds that are subject to risks associated with their particular investment strategies. By investing in several underlying funds, the Fund has partial exposure to the risks of many different areas of the market. An investment in the Fund is not guaranteed. An investor may experience losses, including losses near, at, or after the target year. There is no guarantee that the Fund will provide adequate income at or after the target year. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.

46

Harbor Target Retirement 2050 Fund

FUND SUMMARY—April 30, 2015 (Unaudited)

INSTITUTIONAL CLASS

Fund #	2609

Cusip	411511157

Ticker	HAFFX

Inception Date	01/02/2009

Net Expense Ratio	0.77%[a]

Total Net Assets (000s)	$20,965

ADMINISTRATIVE CLASS

Fund #	2709

Cusip	411511140

Ticker	HAGGX

Inception Date	01/02/2009

Net Expense Ratio	0.77%[a]

Total Net Assets (000s)	$22

INVESTOR CLASS

Fund #	2809

Cusip	411511132

Ticker	HAHHX

Inception Date	01/02/2009

Net Expense Ratio	0.77%[a]

Total Net Assets (000s)	$23

ASSET ALLOCATION (% of Investments)

Equity

Harbor International Fund	19.9%

Harbor International Growth Fund	13.8%

Harbor Large Cap Value Fund	13.3%

Harbor Capital Appreciation Fund	11.2%

Harbor Mid Cap Value Fund	8.4%

Harbor Small Cap Value Fund	6.1%

Harbor Mid Cap Growth Fund	5.7%

Harbor Small Cap Growth Fund	5.0%

Harbor Global Growth Fund	4.6%

Commodities

Harbor Commodity Real Return Strategy Fund	3.3%

Fixed Income

Harbor Bond Fund	4.3%

Harbor High-Yield Bond Fund	3.5%

Harbor Unconstrained Bond Fund	0.9%

a	Annualized. The Adviser has contractually agreed to limit the Fund’s operating expense to: (i) the amount of the acquired funds’ fees and expenses; (ii) compensation of the Independent Trustees; (iii) certain other expenses such as extraordinary items; and (iv) (a) for the Administrative and Investor Classes, distribution and service (12b-1) fees and (b) for the Investor Class, certain transfer agent fees. The net expense ratio shown will not correlate to the expense ratio shown in the Financial Highlights table because that ratio does not include the acquired funds’ fees and expenses.

47

Harbor Target Retirement 2050 Fund

FUND PERFORMANCE SUMMARY (Unaudited)

Institutional Class

CHANGE IN A $50,000 INVESTMENT

For the period 01/02/2009 through 04/30/2015

The graph compares a $50,000 investment in the Fund with the performance of broad based market indices. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

Total Returns For the periods ended 04/30/2015
Harbor Target Retirement 2050 Fund
Institutional Class	5.95%	7.65%	10.65%	13.59%	01/02/2009	$111,945
Comparative Indices
Russell 3000®	4.74%	12.74%	14.33%	17.09%	—	$135,654
MSCI EAFE (ND)	6.81%	1.66%	7.40%	10.36%	—	$93,267
Barclays U.S. Aggregate Bond	2.06%	4.46%	4.12%	4.65%	—	$66,661

Administrative and Investor Classes

CHANGE IN A $10,000 INVESTMENT

For the period 01/02/2009 through 04/30/2015

The graph compares a $10,000 investment in the Fund with the performance of broad based market indices. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

Total Returns For the periods ended 04/30/2015
Harbor Target Retirement 2050 Fund
Administrative Class	5.94%	7.64%	10.66%	13.60%	01/02/2009	$22,398
Investor Class	5.94%	7.64%	10.66%	13.60%	01/02/2009	$22,398
Comparative Indices
Russell 3000®	4.74%	12.74%	14.33%	17.09%	—	$27,131
MSCI EAFE (ND)	6.81%	1.66%	7.40%	10.36%	—	$18,653
Barclays U.S. Aggregate Bond	2.06%	4.46%	4.12%	4.65%	—	$13,332

As stated in the Fund’s current prospectus, the expense ratios were 0.78% (Institutional Class), 1.03% (Administrative Class) and 1.15% (Investor Class). The Adviser has contractually agreed to limit the Fund’s operating expenses to: (i) the amount of the acquired funds’ fees and expenses; (ii) compensation of the Independent Trustees; (iii) certain other expenses such as extraordinary items; and (iv) (a) for the Administrative and Investor Classes, distribution and service (12b-1) fees and (b) for the Investor Class, certain transfer agent fees. The expense ratios in the prospectus may differ from the actual expense ratios for the period disclosed within this report. The expense ratios shown in the prospectus are based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus.

Performance data shown represents past performance, which is no guarantee of future results. Current performance may be higher or lower than the past performance data shown. Investment returns and the value of an investment will fluctuate, and an investor’s shares, when sold, may be worth more or less than their original cost. You can obtain performance data current to the most recent month-end (available within seven business days after the most recent month-end) by calling 800-422-1050 or visiting harborfunds.com.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. From time to time, certain fees and/or expenses have been waived or reimbursed, which has resulted in higher returns. Without these waivers and reimbursements, the returns would have been lower. Voluntary waivers and reimbursements may be discontinued at any time without notice.

a	Unannualized.

b	Annualized.

48

Harbor Target Retirement 2050 Fund†

PORTFOLIO OF INVESTMENTS—April 30, 2015 (Unaudited)

HARBOR EQUITY FUNDS—88.0%

Shares		Value (000s)

HARBOR DOMESTIC EQUITY FUNDS—49.7%
37,431	Harbor Capital Appreciation Fund	$2,341
116,149	Harbor Mid Cap Growth Fund	1,195
71,751	Harbor Small Cap Growth Fund	1,046
229,079	Harbor Large Cap Value Fund	2,793
84,223	Harbor Mid Cap Value Fund	1,767
47,188	Harbor Small Cap Value Fund	1,285

		10,427

HARBOR INTERNATIONAL EQUITY FUNDS—38.3%
58,347	Harbor International Fund	4,188
213,446	Harbor International Growth Fund	2,888
44,264	Harbor Global Growth Fund	975

		8,051

TOTAL HARBOR EQUITY FUNDS (Cost $15,184)		18,478

HARBOR COMMODITY FUNDS—3.3%
(Cost $880)
149,036	Harbor Commodity Real Return Strategy Fund	695

HARBOR FIXED INCOME FUNDS—8.7%

Shares		Value (000s)

17,706	Harbor Unconstrained Bond Fund	184
69,918	Harbor High-Yield Bond Fund	740
74,597	Harbor Bond Fund	913

TOTAL HARBOR FIXED INCOME FUNDS (Cost $1,857)		1,837

TOTAL INVESTMENTS—100.0% (Cost $17,921)		21,010

CASH AND OTHER ASSETS, LESS LIABILITIES—0.0%		—	[a]

TOTAL NET ASSETS—100.0%		$21,010

FAIR VALUE MEASUREMENTS

All holdings at April 30, 2015 (as disclosed in the preceding Portfolio of Investments) are classified as Level 1. There were no Level 3 holdings at October 31, 2014 or April 30, 2015, and no transfers between levels during the period.

For more information on valuation inputs and their aggregation into the levels identified above, please refer to the Fair Value Measurements and Disclosures in Note 2 of the accompanying Notes to Financial Statements.

†	The Harbor Target Retirement 2050 Fund is investing in Institutional Class shares of affiliated Harbor Funds.

a	Rounds to less than $1,000.

The accompanying notes are an integral part of the Financial Statements.

49

Harbor Target Retirement 2055 Fund

MANAGERS’ COMMENTARY (Unaudited)

ADVISER

Harbor Capital Advisors, Inc.

111 South Wacker Drive

34th Floor

Chicago, IL 60606

PORTFOLIO MANAGERS

Brian L. Collins, CFA

Since 2014

Paul C. Herbert, CFA

Since 2014

Linda M. Molenda

Since 2014

David G. Van Hooser

Since 2014

Harbor Capital has managed the Fund since its inception

in 2014.

INVESTMENT OBJECTIVE

The Fund seeks capital appreciation and current income consistent with the Fund’s current asset allocation.

MARKET REVIEW

U.S. and international equity markets finished higher for the six months ended April 30, 2015. Fixed income investments recorded positive returns, while commodity prices posted a sharp decline.

U.S. equities returned 4.74% for the first half of fiscal 2015, as measured by the Russell 3000® Index. Growth stocks set the pace, with the Russell 3000® Growth Index posting a return of 6.59%, compared to 2.82% by the Russell 3000® Value Index. Mid cap stocks modestly outperformed both large caps and small caps. The S&P 500 Index returned 4.40%, with 8 of its 10 economic sectors posting positive returns. The Consumer Discretionary, Health Care, and Information Technology sectors were the best-performing areas of the index, while the Energy and Utilities sectors had negative returns.

International stocks, as measured by the MSCI EAFE (ND) Index, returned 6.81%, modestly outperforming U.S. equities. (All international and global returns are in U.S. dollars.) The index is a measure of stocks in developed markets outside the U.S. Eight of the 10 sectors within the index had positive returns, led by Consumer Discretionary, Information Technology, and Health Care stocks. Energy and Utilities were the only sectors to lose ground. Shares of companies based in developing economies also advanced, with the MSCI Emerging Markets (ND) Index registering a return of 3.92%.

Among fixed income investments, the broad U.S. investment-grade bond market returned 2.06%, as measured by the Barclays U.S. Aggregate Bond Index. Speculative-grade bonds, as measured by the BofA Merrill Lynch U.S. High-Yield Index, returned 1.51%. Inflation-linked bonds returned 1.28%, as measured by the Barclays U.S. TIPS Index, while the BofA Merrill Lynch 3-month U.S. Treasury Bill Index, a benchmark for money market returns, posted a return of 0.01%.

Following a decline over the prior 12 months, commodity prices fell further in the first half of fiscal 2015. The Bloomberg Commodity Index Total ReturnSM, an unmanaged index of futures contracts on a diversified group of physical commodities, returned -11.87%.

PERFORMANCE

Harbor Target Retirement 2055 Fund returned 6.45% (Institutional Class) and 6.34% (Administrative and Investor Classes) for the six months ended April 30, 2015. Underlying fund investments in U.S. stocks, international equities, and bonds all made positive contributions to Fund performance, while commodities lost ground.

U.S. stock markets were a key source of returns for the Fund, as all U.S. equity funds in the portfolio generated positive results. (All underlying fund returns cited are for the fund’s Institutional Class shares.) Harbor Small Cap Growth Fund returned 10.39%, the highest absolute return among all funds in the portfolio. It outperformed its benchmark, the Russell 2000® Growth Index, by 314 basis points, or 3.14 percentage points. Harbor Small Cap Value Fund returned 3.94%, outperforming its Russell 2000® Value Index benchmark by 189 basis points. Among funds focused primarily on larger U.S. companies, Harbor Capital Appreciation Fund returned 7.47%, beating its Russell 1000® Growth Index benchmark by 93 basis points, while Harbor Large Cap Value Fund returned 6.99%, ahead of its benchmark, the Russell 1000® Value Index, by 410 basis points. Harbor Mid Cap Growth Fund returned 7.06%, lagging its benchmark, the Russell Midcap® Growth Index, by 71 basis points, while Harbor Mid Cap Value Fund returned 4.87%, outperforming its Russell Midcap® Value Index benchmark by 104 basis points.

A rebound in international stocks, which had lagged behind U.S. equities in the prior fiscal year, also boosted Fund performance in the first half of fiscal 2015. Harbor International Fund returned 7.69%, outperforming its MSCI EAFE (ND) Index

50

Harbor Target Retirement 2055 Fund

MANAGERS’ COMMENTARY—Continued

benchmark by 88 basis points. Harbor International Growth Fund returned 7.75%, beating its MSCI All Country World Ex. US (ND) Index benchmark by 219 basis points. Harbor Global Growth Fund returned 3.92%, trailing its benchmark, the MSCI All Country World (ND) Index, by 105 basis points.

Fixed income funds in the portfolio all recorded positive results. Harbor Bond Fund posted a return of 2.17%, beating its Barclays U.S. Aggregate Bond Index benchmark by 11 basis points, while Harbor Unconstrained Bond Fund returned 0.31%, trailing the same index by 175 points. Harbor High-Yield Bond Fund returned 2.40%, outpacing its BofA Merrill Lynch U.S. Non-Distressed High Yield Index benchmark by 48 basis points.

Harbor Commodity Real Return Strategy Fund was the only area of the portfolio to finish in negative territory, posting a return of -13.07%. The Fund invests in commodity-linked derivative instruments backed by a portfolio of inflation-indexed bonds and other fixed income securities. The Fund trailed its Bloomberg Commodity Index Total ReturnSM benchmark by 120 basis points.

This report contains the current opinions of Harbor Capital Advisors, Inc. at the time of its publication and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.

The Fund invests in a variety of underlying Harbor funds that are subject to risks associated with their particular investment strategies. By investing in several underlying funds, the Fund has partial exposure to the risks of many different areas of the market. An investment in the Fund is not guaranteed. An investor may experience losses, including losses near, at, or after the target year. There is no guarantee that the Fund will provide adequate income at or after the target year. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.

51

Harbor Target Retirement 2055 Fund

FUND SUMMARY—April 30, 2015 (Unaudited)

INSTITUTIONAL CLASS

Fund #	2610

Cusip	411512635

Ticker	HATRX

Inception Date	11/01/2014

Net Expense Ratio	0.77%[a]

Total Net Assets (000s)	$413

ADMINISTRATIVE CLASS

Fund #	2710

Cusip	411512627

Ticker	HATAX

Inception Date	11/01/2014

Net Expense Ratio	0.77%[a]

Total Net Assets (000s)	$11

INVESTOR CLASS

Fund #	2810

Cusip	411512619

Ticker	HATTX

Inception Date	11/01/2014

Net Expense Ratio	0.77%[a]

Total Net Assets (000s)	$11

a	Annualized. The Adviser has contractually agreed to limit the Fund’s operating expense to: (i) the amount of the acquired funds’ fees and expenses; (ii) compensation of the Independent Trustees; (iii) certain other expenses such as extraordinary items; and (iv) (a) for the Administrative and Investor Classes, distribution and service (12b-1) fees and (b) for the Investor Class, certain transfer agent fees. The net expense ratio shown will not correlate to the expense ratio shown in the Financial Highlights table because that ratio does not include the acquired funds’ fees and expenses.

ASSET ALLOCATION (% of Investments)

Equity

Harbor International Fund	20.0%

Harbor International Growth Fund	14.0%

Harbor Large Cap Value Fund	13.6%

Harbor Capital Appreciation Fund	11.3%

Harbor Mid Cap Value Fund	8.7%

Harbor Small Cap Value Fund	6.4%

Harbor Mid Cap Growth Fund	5.7%

Harbor Small Cap Growth Fund	5.3%

Harbor Global Growth Fund	4.9%
Commodities

Harbor Commodity Real Return Strategy Fund	3.0%

Fixed Income

Harbor Bond Fund	3.7%

Harbor High-Yield Bond Fund	2.7%

Harbor Unconstrained Bond Fund	0.7%

52

Harbor Target Retirement 2055 Fund

FUND PERFORMANCE SUMMARY (Unaudited)

Institutional Class

CHANGE IN A $50,000 INVESTMENT

For the period 11/01/2014 through 04/30/2015

The graph compares a $50,000 investment in the Fund with the performance of broad based market indices. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

Total Returns For the periods ended 04/30/2015
Harbor Target Retirement 2055 Fund
Institutional Class	6.45%	N/A	N/A	6.45%	11/01/2014	$53,223
Comparative Indices
Russell 3000®	4.74%	N/A	N/A	4.74%	—	$52,369
MSCI EAFE (ND)	6.81%	N/A	N/A	6.81%	—	$53,406
Barclays U.S. Aggregate Bond	2.06%	N/A	N/A	2.06%	—	$51,028

Administrative and Investor Classes

CHANGE IN A $10,000 INVESTMENT

For the period 11/01/2014 through 04/30/2015

The graph compares a $10,000 investment in the Fund with the performance of broad based market indices. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

Total Returns For the periods ended 04/30/20145
Harbor Target Retirement 2055 Fund
Administrative Class	6.34%	N/A	N/A	6.34%	11/01/2014	$10,634
Investor Class	6.34%	N/A	N/A	6.34%	11/01/2014	$10,634
Comparative Indices
Russell 3000®	4.74%	N/A	N/A	4.74%	—	$10,474
MSCI EAFE (ND)	6.81%	N/A	N/A	6.81%	—	$10,681
Barclays U.S. Aggregate Bond	2.06%	N/A	N/A	2.06%	—	$10,206

As stated in the Fund’s current prospectus, the expense ratios were 0.78% (Institutional Class), 1.03% (Administrative Class) and 1.15% (Investor Class). The Adviser has contractually agreed to limit the Fund’s operating expenses to: (i) the amount of the acquired funds’ fees and expenses; (ii) compensation of the Independent Trustees; (iii) certain other expenses such as extraordinary items; and (iv) (a) for the Administrative and Investor Classes, distribution and service (12b-1) fees and (b) for the Investor Class, certain transfer agent fees. The expense ratios in the prospectus may differ from the actual expense ratios for the period disclosed within this report. The expense ratios shown in the prospectus are based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus.

Performance data shown represents past performance, which is no guarantee of future results. Current performance may be higher or lower than the past performance data shown. Investment returns and the value of an investment will fluctuate, and an investor’s shares, when sold, may be worth more or less than their original cost. You can obtain performance data current to the most recent month-end (available within seven business days after the most recent month-end) by calling 800-422-1050 or visiting harborfunds.com.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. From time to time, certain fees and/or expenses have been waived or reimbursed, which has resulted in higher returns. Without these waivers and reimbursements, the returns would have been lower. Voluntary waivers and reimbursements may be discontinued at any time without notice.

a	Unannualized.

53

Harbor Target Retirement 2055 Fund†

PORTFOLIO OF INVESTMENTS—April 30, 2015 (Unaudited)

HARBOR EQUITY FUNDS—89.9%

Shares		Value (000s)

HARBOR DOMESTIC EQUITY FUNDS—51.0%
789	Harbor Capital Appreciation Fund	$49
2,457	Harbor Mid Cap Growth Fund	25
1,544	Harbor Small Cap Growth Fund	23
4,858	Harbor Large Cap Value Fund	59
1,808	Harbor Mid Cap Value Fund	38
1,015	Harbor Small Cap Value Fund	28

		222

HARBOR INTERNATIONAL EQUITY FUNDS—38.9%
1,218	Harbor International Fund	87
4,469	Harbor International Growth Fund	61
941	Harbor Global Growth Fund	21

		169

TOTAL HARBOR EQUITY FUNDS (Cost $378)		391

HARBOR COMMODITY FUNDS—3.0%
(Cost $13)
2,863	Harbor Commodity Real Return Strategy Fund	13

HARBOR FIXED INCOME FUNDS—7.1%

Shares		Value (000s)

295	Harbor Unconstrained Bond Fund	3
1,158	Harbor High-Yield Bond Fund	12
1,247	Harbor Bond Fund	16

TOTAL HARBOR FIXED INCOME FUNDS (Cost $31)		31

TOTAL INVESTMENTS—100.0% (Cost $422)		435

CASH AND OTHER ASSETS, LESS LIABILITIES—(0.0)%		—	[a]

TOTAL NET ASSETS—100.0%		$435

FAIR VALUE MEASUREMENTS

All holdings at April 30, 2015 (as disclosed in the preceding Portfolio of Investments) are classified as Level 1. There were no Level 3 holdings at November 1, 2014 or April 30, 2015, and no transfers between levels during the period.

For more information on valuation inputs and their aggregation into the levels identified above, please refer to the Fair Value Measurements and Disclosures in Note 2 of the accompanying Notes to Financial Statements.

†	The Harbor Target Retirement 2055 Fund is investing in Institutional Class shares of affiliated Harbor Funds.

a	Rounds to less than $1,000.

The accompanying notes are an integral part of the Financial Statements.

54

Harbor Target Retirement Funds

STATEMENTS OF ASSETS AND LIABILITIES—April 30, 2015 (Unaudited)

(All amounts in thousands, except per share amounts)

	Harbor Target Retirement Income Fund	Harbor Target Retirement 2015 Fund	Harbor Target Retirement 2020 Fund	Harbor Target Retirement 2025 Fund	Harbor Target Retirement 2030 Fund	Harbor Target Retirement 2035 Fund	Harbor Target Retirement 2040 Fund	Harbor Target Retirement 2045 Fund	Harbor Target Retirement 2050 Fund	Harbor Target Retirement 2055 Fund
ASSETS
Investments, at identified cost	$17,054	$10,656	$27,948	$11,097	$25,233	$8,983	$17,803	$4,555	$17,921	$422
Investments in affiliated funds, at value	$17,106	$10,634	$28,628	$11,362	$26,979	$9,198	$20,081	$4,946	$21,010	$435
Receivables for:
Investments in affiliated funds sold	4	—	—	—	—	—	40	—	—	—
Capital shares sold	102	31	—	51	—	—	—	—	4	—
Total Assets	17,212	10,665	28,628	11,413	26,979	9,198	20,121	4,946	21,014	435
LIABILITIES
Payables for:
Investments in affiliated funds purchased	—	—	—	—	—	—	—	—	2	—
Capital shares reacquired	106	31	—	51	—	—	40	—	2	—
Total Liabilities	106	31	—	51	—	—	40	—	4	—
NET ASSETS	$17,106	$10,634	$28,628	$11,362	$26,979	$9,198	$20,081	$4,946	$21,010	$435
Net Assets Consist of:
Paid-in capital	$16,778	$10,530	$26,854	$10,845	$24,317	$8,732	$16,790	$4,354	$16,588	$418
Accumulated undistributed net investment income/(loss)	(31)	(1)	(5)	(2)	(15)	(8)	(39)	(13)	(67)	—
Accumulated net realized gain/(loss)	307	127	1,099	254	931	259	1,052	214	1,400	4
Unrealized appreciation/(depreciation) of investments	52	(22)	680	265	1,746	215	2,278	391	3,089	13
	$17,106	$10,634	$28,628	$11,362	$26,979	$9,198	$20,081	$4,946	$21,010	$435
NET ASSET VALUE PER SHARE BY CLASS
Institutional Class
Net assets	$17,075	$10,600	$28,592	$11,325	$26,940	$9,158	$20,039	$4,902	$20,965	$413
Shares of beneficial interest[1]	1,804	961	2,795	890	2,833	651	2,134	331	1,940	39
Net asset value per share[2]	$9.47	$11.04	$10.23	$12.72	$9.51	$14.06	$9.39	$14.81	$10.81	$10.49
Administrative Class
Net assets	$15	$17	$18	$19	$19	$20	$21	$22	$22	$11
Shares of beneficial interest[1]	2	1	2	1	2	1	2	1	2	1
Net asset value per share[2]	$9.46	$11.03	$10.23	$12.72	$9.51	$14.05	$9.40	$14.81	$10.82	$10.48
Investor Class
Net assets	$16	$17	$18	$18	$20	$20	$21	$22	$23	$11
Shares of beneficial interest[1]	2	1	2	1	2	1	2	1	2	1
Net asset value per share[2]	$9.46	$11.04	$10.23	$12.72	$9.51	$14.05	$9.40	$14.81	$10.82	$10.48

[1]	Par value $0.01 (unlimited authorizations).

[2]	Per share amounts can be recalculated to the amounts disclosed herein when total net assets and shares of beneficial interest are not rounded to thousands.

The accompanying notes are an integral part of the Financial Statements.

55

Harbor Target Retirement Funds

STATEMENTS OF OPERATIONS—Six Months Ended April 30, 2015 (Unaudited)

(All amounts in thousands)

	Harbor Target Retirement Income Fund	Harbor Target Retirement 2015 Fund	Harbor Target Retirement 2020 Fund	Harbor Target Retirement 2025 Fund	Harbor Target Retirement 2030 Fund	Harbor Target Retirement 2035 Fund	Harbor Target Retirement 2040 Fund	Harbor Target Retirement 2045 Fund	Harbor Target Retirement 2050 Fund	Harbor Target Retirement 2055 Fund
Investment Income
Dividends from affiliated funds	$420	$241	$648	$219	$452	$127	$274	$55	$227	$1
Total Investment Income	420	241	648	219	452	127	274	55	227	1
Operating Expenses
12b-1 fees:
Administrative Class[a]	—	—	—	—	—	—	—	—	—	—
Investor Class[a]	—	—	—	—	—	—	—	—	—	—
Transfer agent fees:
Investor Class[a]	—	—	—	—	—	—	—	—	—	—
Total expenses[a]	—	—	—	—	—	—	—	—	—	—
Expenses waived[a]	—	—	—	—	—	—	—	—	—	—
Net expenses	—	—	—	—	—	—	—	—	—	—
Net Investment Income/(Loss)	420	241	648	219	452	127	274	55	227	1
Realized and Change in Net Unrealized Gain/(Loss) on Investment Transactions
Net realized gain/(loss) on:
Sale of affiliated funds	108	39	674	96	382	70	482	63	644	—
Distributions received from affiliated funds	264	216	657	256	686	246	655	167	840	4
Change in net unrealized appreciation/(depreciation) on:
Affiliated funds	(379)	(213)	(1,059)	(210)	(546)	(86)	(511)	(49)	(545)	13
Net gain/(loss) on investment transactions	(7)	42	272	142	522	230	626	181	939	17
Net Increase/(Decrease) in Net Assets Resulting from Operations	$413	$283	$920	$361	$974	$357	$900	$236	$1,166	$18

a	Rounds to less than $1,000.

The accompanying notes are an integral part of the Financial Statements.

56

Harbor Target Retirement Funds

STATEMENTS OF CHANGES IN NET ASSETS

(All amounts in thousands)

	Harbor Target Retirement Income Fund		Harbor Target Retirement 2015 Fund		Harbor Target Retirement 2020 Fund		Harbor Target Retirement 2025 Fund
	November 1, 2014 through April 30, 2015	November 1, 2013 through October 31, 2014	November 1, 2014 through April 30, 2015	November 1, 2013 through October 31, 2014	November 1, 2014 through April 30, 2015	November 1, 2013 through October 31, 2014	November 1, 2014 through April 30, 2015	November 1, 2013 through October 31, 2014
INCREASE/(DECREASE) IN NET ASSETS	(Unaudited)		(Unaudited)		(Unaudited)		(Unaudited)
Operations:
Net investment income/(loss)	$420	$328	$241	$263	$648	$637	$219	$213
Net realized gain/(loss) on sale of affiliated funds	108	290	39	377	674	641	96	440
Realized gain distributions received from affiliated funds	264	259	216	238	657	582	256	204
Change in net unrealized appreciation/(depreciation) on affiliated funds	(379)	(208)	(213)	(312)	(1,059)	(427)	(210)	(304)
Net increase/(decrease) in assets resulting from operations	413	669	283	566	920	1,433	361	553
Distributions to Shareholders
Net investment income:
Institutional Class	(466)	(432)	(373)	(327)	(972)	(783)	(327)	(247)
Administrative Class	—	—	—	—	—	(1)	—	(1)
Investor Class	—	(1)	(1)	—	—	—	(1)	—
Net realized gain on investments:
Institutional Class	(441)	(335)	(511)	(428)	(1,066)	(957)	(607)	(201)
Administrative Class	(1)	—	(1)	(1)	(1)	—	(1)	—
Investor Class	—	—	(1)	(1)	(1)	—	(1)	—
Total distributions to shareholders	(908)	(768)	(887)	(757)	(2,040)	(1,741)	(937)	(449)
Net Increase/(Decrease) Derived from Capital Share Transactions	161	2,000	4	739	(1,411)	4,037	1,290	1,782
Net increase/(decrease) in net assets	(334)	1,901	(600)	548	(2,531)	3,729	714	1,886
Net Assets
Beginning of period	17,440	15,539	11,234	10,686	31,159	27,430	10,648	8,762
End of period*	$17,106	$17,440	$10,634	$11,234	$28,628	$31,159	$11,362	$10,648
* Includes accumulated undistributed net investment income/(loss) of:	$(31)	$15	$(1)	$132	$(5)	$319	$(2)	$107

The accompanying notes are an integral part of the Financial Statements.

57

Harbor Target Retirement 2030 Fund		Harbor Target Retirement 2035 Fund		Harbor Target Retirement 2040 Fund		Harbor Target Retirement 2045 Fund		Harbor Target Retirement 2050 Fund		Harbor Target Retirement 2055 Fund
November 1, 2014 through April 30, 2015	November 1, 2013 through October 31, 2014	November 1, 2014 through April 30, 2015	November 1, 2013 through October 31, 2014	November 1, 2014 through April 30, 2015	November 1, 2013 through October 31, 2014	November 1, 2014 through April 30, 2015	November 1, 2013 through October 31, 2014	November 1, 2014 through April 30, 2015	November 1, 2013 through October 31, 2014	November 1, 2014 through April 30, 2015
(Unaudited)		(Unaudited)		(Unaudited)		(Unaudited)		(Unaudited)		(Unaudited)

$452	$486	$127	$115	$274	$302	$55	$53	$227	$240	$1

382	1,045	70	427	482	886	63	141	644	1,309	—

686	580	246	143	655	530	167	113	840	659	4

(546)	(760)	(86)	(348)	(511)	(474)	(49)	(51)	(545)	(733)	13

974	1,351	357	337	900	1,244	236	256	1,166	1,475	18

(687)	(618)	(192)	(121)	(422)	(413)	(82)	(72)	(340)	(381)	(1)
(1)	(1)	—	(1)	(1)	—	—	(1)	(1)	(1)	—
(1)	—	—	(1)	—	—	—	(1)	—	—	—

(1,450)	(1,098)	(547)	(52)	(1,261)	(1,030)	(229)	(93)	(1,784)	(1,100)	—
(1)	—	(2)	—	(1)	(1)	(1)	—	(2)	(1)	—
(1)	(1)	(2)	—	(1)	(1)	(1)	(1)	(2)	(1)	—
(2,141)	(1,718)	(743)	(175)	(1,686)	(1,445)	(313)	(168)	(2,129)	(1,484)	(1)

3,381	1,102	1,837	2,151	1,894	1,173	742	814	1,497	1,276	418
2,214	735	1,451	2,313	1,108	972	665	902	534	1,267	435

24,765	24,030	7,747	5,434	18,973	18,001	4,281	3,379	20,476	19,209	—
$26,979	$24,765	$9,198	$7,747	$20,081	$18,973	$4,946	$4,281	$21,010	$20,476	$435

$(15)	$222	$(8)	$57	$(39)	$110	$(13)	$14	$(67)	$47	$—

58

Harbor Target Retirement Funds

STATEMENTS OF CHANGES IN NET ASSETS—CAPITAL STOCK ACTIVITY

(All amounts in thousands)

	Harbor Target Retirement Income Fund		Harbor Target Retirement 2015 Fund		Harbor Target Retirement 2020 Fund		Harbor Target Retirement 2025 Fund
	November 1, 2014 through April 30, 2015	November 1, 2013 through October 31, 2014	November 1, 2014 through April 30, 2015	November 1, 2013 through October 31, 2014	November 1, 2014 through April 30, 2015	November 1, 2013 through October 31, 2014	November 1, 2014 through April 30, 2015	November 1, 2013 through October 31, 2014
	(Unaudited)		(Unaudited)		(Unaudited)		(Unaudited)
AMOUNT ($)
Institutional Class
Net proceeds from sale of shares	$1,012	$4,009	$546	$4,879	$2,503	$7,349	$1,426	$4,116
Reinvested distributions	907	765	885	755	2,038	1,739	933	448
Cost of shares reacquired	(1,759)	(2,775)	(1,429)	(4,897)	(5,954)	(5,052)	(1,072)	(2,783)
Net increase/(decrease) in net assets	$160	$1,999	$2	$737	$(1,413)	$4,036	$1,287	$1,781
Administrative Class
Net proceeds from sale of shares	$—	$—	$—	$—	$—	$—	$—	$—
Reinvested distributions	1	—	1	1	1	1	1	1
Net increase/(decrease) in net assets	$1	$—	$1	$1	$1	$1	$1	$1
Investor Class
Net proceeds from sale of shares	$—	$—	$—	$—	$—	$—	$—	$—
Reinvested distributions	—	1	1	1	1	—	2	—
Net increase/(decrease) in net assets	$—	$1	$1	$1	$1	$—	$2	$—
SHARES
Institutional Class
Shares sold	107	413	50	417	246	694	112	309
Shares issued due to reinvestment of distributions	98	80	83	67	207	171	76	35
Shares reacquired	(186)	(285)	(131)	(423)	(585)	(481)	(86)	(206)
Net increase/(decrease) in shares outstanding	19	208	2	61	(132)	384	102	138
Beginning of period	1,785	1,577	959	898	2,927	2,543	788	650
End of period	1,804	1,785	961	959	2,795	2,927	890	788
Administrative Class
Shares sold	—	—	—	—	—	—	—	—
Shares issued due to reinvestment of distributions	—	1	—	—	—	1	—	—
Net increase/(decrease) in shares outstanding	—	1	—	—	—	1	—	—
Beginning of period	2	1	1	1	2	1	1	1
End of period	2	2	1	1	2	2	1	1
Investor Class
Shares sold	—	—	—	—	—	—	—	—
Shares issued due to reinvestment of distributions	—	1	—	—	—	1	—	—
Net increase/(decrease) in shares outstanding	—	1	—	—	—	1	—	—
Beginning of period	2	1	1	1	2	1	1	1
End of period	2	2	1	1	2	2	1	1

The accompanying notes are an integral part of the Financial Statements.

59

Harbor Target Retirement 2030 Fund		Harbor Target Retirement 2035 Fund		Harbor Target Retirement 2040 Fund		Harbor Target Retirement 2045 Fund		Harbor Target Retirement 2050 Fund		Harbor Target Retirement 2055 Fund
November 1, 2014 through April 30, 2015	November 1, 2013 through October 31, 2014	November 1, 2014 through April 30, 2015	November 1, 2013 through October 31, 2014	November 1, 2014 through April 30, 2015	November 1, 2013 through October 31, 2014	November 1, 2014 through April 30, 2015	November 1, 2013 through October 31, 2014	November 1, 2014 through April 30, 2015	November 1, 2013 through October 31, 2014	November 1, 2014 through April 30, 2015
(Unaudited)		(Unaudited)		(Unaudited)		(Unaudited)		(Unaudited)		(Unaudited)

$3,501	$4,596	$1,441	$4,352	$1,930	$3,175	$740	$1,338	$1,644	$4,016	$408
2,137	1,716	739	173	1,683	1,442	311	165	2,124	1,481	1
(2,261)	(5,212)	(347)	(2,376)	(1,722)	(3,446)	(311)	(691)	(2,275)	(4,223)	(11)
$3,377	$1,100	$1,833	$2,149	$1,891	$1,171	$740	$812	$1,493	$1,274	$398

$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$10
2	1	2	1	2	1	1	1	2	1	—
$2	$1	$2	$1	$2	$1	$1	$1	$2	$1	$10

$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$10
2	1	2	1	1	1	1	1	2	1	—
$2	$1	$2	$1	$1	$1	$1	$1	$2	$1	$10

374	461	104	294	209	324	51	89	155	355	40
234	179	55	12	188	155	22	11	207	138	—
(240)	(523)	(25)	(161)	(187)	(350)	(21)	(46)	(214)	(374)	(1)
368	117	134	145	210	129	52	54	148	119	39
2,465	2,348	517	372	1,924	1,795	279	225	1,792	1,673	—
2,833	2,465	651	517	2,134	1,924	331	279	1,940	1,792	39

—	—	—	—	—	—	—	—	—	—	1
—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—	—	—	1
2	2	1	1	2	2	1	1	2	2	—
2	2	1	1	2	2	1	1	2	2	1

—	—	—	—	—	—	—	—	—	—	1
—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—	—	—	1
2	2	1	1	2	2	1	1	2	2	—
2	2	1	1	2	2	1	1	2	2	1

60

Harbor Target Retirement Funds Financial Highlights

SELECTED DATA FOR A SHARE OUTSTANDING FOR THE PERIODS PRESENTED

HARBOR TARGET RETIREMENT INCOME FUND
	Institutional Class
	6-Month Period Ended April 30, 2015	Year Ended October 31,
		2014	2013	2012	2011	2010
	(Unaudited)
Net asset value beginning of period	$9.75	$9.83	$9.95	$10.14	$11.38	$11.01
Income from Investment Operations
Net investment income/(loss)[a]	0.23 [e]	0.22	0.23	0.23	0.30	0.26
Net realized and unrealized gains/(losses) on investments	— *	0.19	0.20	0.61	(0.08)	0.96
Total from investment operations	0.23	0.41	0.43	0.84	0.22	1.22
Less Distributions
Dividends from net investment income	(0.26)	(0.28)	(0.38)	(0.31)	(0.51)	(0.31)
Distributions from net realized capital gains[1]	(0.25)	(0.21)	(0.17)	(0.72)	(0.95)	(0.54)
Total distributions	(0.51)	(0.49)	(0.55)	(1.03)	(1.46)	(0.85)
Net asset value end of period	9.47	9.75	9.83	9.95	10.14	11.38
Net assets end of period (000s)	$17,075	$17,410	$15,510	$16,383	$15,920	$16,097
Ratios and Supplemental Data (%)
Total return[b]	2.53%[c]	4.32%	4.49%	9.23%	2.44%	11.72%
Ratio of total expenses to average net assets[2]	—	—	—	—	—	—
Ratio of net expenses to average net assets[a,2]	—	—	—	—	—	—
Ratio of net investment income to average net assets[a,2]	4.94 [d]	2.14	2.36	2.26	2.51	2.30
Portfolio turnover[3]	15 [c]	20	28	21	42	37

HARBOR TARGET RETIREMENT 2015 FUND
	Institutional Class
	6-Month Period Ended April 30, 2015	Year Ended October 31,
		2014	2013	2012	2011	2010
	(Unaudited)
Net asset value beginning of period	$11.68	$11.87	$11.52	$11.47	$12.26	$11.56
Income from Investment Operations
Net investment income/(loss)[a]	0.24 [e]	0.24	0.28	0.29	0.31	0.28
Net realized and unrealized gains/(losses) on investments	0.04	0.29	0.60	0.69	— *	1.24
Total from investment operations	0.28	0.53	0.88	0.98	0.31	1.52
Less Distributions
Dividends from net investment income	(0.39)	(0.31)	(0.44)	(0.36)	(0.47)	(0.32)
Distributions from net realized capital gains[1]	(0.53)	(0.41)	(0.09)	(0.57)	(0.63)	(0.50)
Total distributions	(0.92)	(0.72)	(0.53)	(0.93)	(1.10)	(0.82)
Net asset value end of period	11.04	11.68	11.87	11.52	11.47	12.26
Net assets end of period (000s)	$10,600	$11,200	$10,654	$10,832	$10,576	$6,645
Ratios and Supplemental Data (%)
Total return[b]	2.64%[c]	4.73%	7.89%	9.49%	2.76%	13.86%
Ratio of total expenses to average net assets[2]	—	—	—	—	—	—
Ratio of net expenses to average net assets[a,2]	—	—	—	—	—	—
Ratio of net investment income to average net assets[a,2]	4.42 [d]	2.08	2.43	2.14	2.77	2.47
Portfolio turnover[3]	16 [c]	38	48	50	57	74

See page 69 for notes the Financial Highlights.

The accompanying notes are an integral part of the Financial Statements.

61

Administrative Class						Investor Class
6-Month Period Ended April 30, 2015	Year Ended October 31,					6-Month Period Ended April 30, 2015	Year Ended October 31,
	2014	2013	2012	2011	2010		2014	2013	2012	2011	2010
(Unaudited)						(Unaudited)
$9.75	$9.83	$9.95	$10.13	$11.37	$11.01	$9.75	$9.83	$9.95	$10.13	$11.37	$11.01

0.23 [e]	0.21	0.24	0.23	0.30	0.26	0.23 [e]	0.21	0.24	0.23	0.30	0.26
(0.01)	0.20	0.19	0.62	(0.08)	0.95	(0.01)	0.20	0.19	0.62	(0.08)	0.95
0.22	0.41	0.43	0.85	0.22	1.21	0.22	0.41	0.43	0.85	0.22	1.21

(0.26)	(0.28)	(0.38)	(0.31)	(0.51)	(0.31)	(0.26)	(0.28)	(0.38)	(0.31)	(0.51)	(0.31)
(0.25)	(0.21)	(0.17)	(0.72)	(0.95)	(0.54)	(0.25)	(0.21)	(0.17)	(0.72)	(0.95)	(0.54)
(0.51)	(0.49)	(0.55)	(1.03)	(1.46)	(0.85)	(0.51)	(0.49)	(0.55)	(1.03)	(1.46)	(0.85)
9.46	9.75	9.83	9.95	10.13	11.37	9.46	9.75	9.83	9.95	10.13	11.37
$15	$15	$14	$14	$13	$12	$16	$15	$15	$14	$13	$12

2.42%[c]	4.32%	4.49%	9.34%	2.43%	11.62%	2.42%[c]	4.32%	4.49%	9.34%	2.42%	11.62%
0.25 [d]	0.25	0.25	0.25	0.25	0.25	0.37 [d]	0.37	0.37	0.37	0.37	0.37
—	—	—	—	—	—	—	—	—	—	—	—
4.87 [d]	2.12	2.35	2.24	2.50	2.29	4.87 [d]	2.12	2.35	2.24	2.50	2.29
15 [c]	20	28	21	42	37	15 [c]	20	28	21	42	37

Administrative Class						Investor Class
6-Month Period Ended April 30, 2015	Year Ended October 31,					6-Month Period Ended April 30, 2015	Year Ended October 31,
	2014	2013	2012	2011	2010		2014	2013	2012	2011	2010
(Unaudited)						(Unaudited)
$11.68	$11.87	$11.52	$11.47	$12.26	$11.56	$11.68	$11.87	$11.52	$11.47	$12.26	$11.56

0.24 [e]	0.23	0.27	0.24	0.32	0.30	0.24 [e]	0.23	0.27	0.24	0.32	0.30
0.03	0.30	0.61	0.74	(0.01)	1.22	0.04	0.30	0.61	0.74	(0.01)	1.22
0.27	0.53	0.88	0.98	0.31	1.52	0.28	0.53	0.88	0.98	0.31	1.52

(0.39)	(0.31)	(0.44)	(0.36)	(0.47)	(0.32)	(0.39)	(0.31)	(0.44)	(0.36)	(0.47)	(0.32)
(0.53)	(0.41)	(0.09)	(0.57)	(0.63)	(0.50)	(0.53)	(0.41)	(0.09)	(0.57)	(0.63)	(0.50)
(0.92)	(0.72)	(0.53)	(0.93)	(1.10)	(0.82)	(0.92)	(0.72)	(0.53)	(0.93)	(1.10)	(0.82)
11.03	11.68	11.87	11.52	11.47	12.26	11.04	11.68	11.87	11.52	11.47	12.26
$17	$17	$16	$15	$14	$13	$17	$17	$16	$15	$14	$13

2.56%[c]	4.73%	7.89%	9.49%	2.76%	13.86%	2.64%[c]	4.73%	7.89%	9.49%	2.76%	13.86%
0.25 [d]	0.25	0.25	0.25	0.25	0.25	0.37 [d]	0.37	0.37	0.37	0.37	0.37
—	—	—	—	—	—	—	—	—	—	—	—
4.31 [d]	2.06	2.40	2.21	2.70	2.49	4.31 [d]	2.06	2.40	2.21	2.70	2.49
16 [c]	38	48	50	57	74	16 [c]	38	48	50	57	74

62

Harbor Target Retirement Funds Financial Highlights—Continued

SELECTED DATA FOR A SHARE OUTSTANDING FOR THE PERIODS PRESENTED

HARBOR TARGET RETIREMENT 2020 FUND
	Institutional Class
	6-Month Period Ended April 30, 2015	Year Ended October 31,
		2014	2013	2012	2011	2010
	(Unaudited)
Net asset value beginning of period	$10.63	$10.78	$10.43	$10.92	$12.15	$11.68
Income from Investment Operations
Net investment income/(loss)[a]	0.22 [e]	0.23	0.26	0.25	0.34	0.31
Net realized and unrealized gains/(losses) on investments	0.09	0.29	0.68	0.64	(0.02)	1.28
Total from investment operations	0.31	0.52	0.94	0.89	0.32	1.59
Less Distributions
Dividends from net investment income	(0.34)	(0.30)	(0.40)	(0.32)	(0.50)	(0.37)
Distributions from net realized capital gains[1]	(0.37)	(0.37)	(0.19)	(1.06)	(1.05)	(0.75)
Total distributions	(0.71)	(0.67)	(0.59)	(1.38)	(1.55)	(1.12)
Net asset value end of period	10.23	10.63	10.78	10.43	10.92	12.15
Net assets end of period (000s)	$28,592	$31,124	$27,397	$28,353	$25,646	$23,929
Ratios and Supplemental Data (%)
Total return[b]	3.22%[c]	5.06%	9.43%	9.71%	2.91%	14.64%
Ratio of total expenses to average net assets[2]	—	—	—	—	—	—
Ratio of net expenses to average net assets[a,2]	—	—	—	—	—	—
Ratio of net investment income to average net assets[a,2]	4.39 [d]	2.18	2.56	2.25	2.76	2.53
Portfolio turnover[3]	17 [c]	19	36	22	48	44

HARBOR TARGET RETIREMENT 2025 FUND
	Institutional Class
	6-Month Period Ended April 30, 2015	Year Ended October 31,
		2014	2013	2012	2011	2010
	(Unaudited)
Net asset value beginning of period	$13.48	$13.44	$12.69	$12.50	$13.10	$11.81
Income from Investment Operations
Net investment income/(loss)[a]	0.25 [e]	0.29	0.34	0.27	0.36	0.32
Net realized and unrealized gains/(losses) on investments	0.16	0.40	1.04	0.81	(0.02)	1.48
Total from investment operations	0.41	0.69	1.38	1.08	0.34	1.80
Less Distributions
Dividends from net investment income	(0.41)	(0.36)	(0.45)	(0.32)	(0.47)	(0.33)
Distributions from net realized capital gains[1]	(0.76)	(0.29)	(0.18)	(0.57)	(0.47)	(0.18)
Total distributions	(1.17)	(0.65)	(0.63)	(0.89)	(0.94)	(0.51)
Net asset value end of period	12.72	13.48	13.44	12.69	12.50	13.10
Net assets end of period (000s)	$11,325	$10,612	$8,728	$7,204	$5,683	$3,782
Ratios and Supplemental Data (%)
Total return[b]	3.36%[c]	5.37%	11.33%	9.62%	2.69%	15.67%
Ratio of total expenses to average net assets[2]	—	—	—	—	—	—
Ratio of net expenses to average net assets[a,2]	—	—	—	—	—	—
Ratio of net investment income to average net assets[a,2]	4.03 [d]	2.06	2.44	2.18	2.59	2.32
Portfolio turnover[3]	15 [c]	33	32	30	41	35

See page 69 for notes the Financial Highlights.

The accompanying notes are an integral part of the Financial Statements.

63

Administrative Class							Investor Class
6-Month Period Ended April 30, 2015		Year Ended October 31,					6-Month Period Ended April 30, 2015		Year Ended October 31,
		2014	2013	2012	2011	2010			2014	2013	2012	2011	2010
(Unaudited)							(Unaudited)
$10.63		$10.77	$10.42	$10.91	$12.15	$11.68	$10.63		$10.77	$10.43	$10.92	$12.15	$11.68

0.22	[e]	0.23	0.26	0.23	0.33	0.31	0.22	[e]	0.23	0.26	0.23	0.33	0.31
0.09		0.30	0.68	0.66	(0.02)	1.28	0.09		0.30	0.67	0.66	(0.01)	1.28
0.31		0.53	0.94	0.89	0.31	1.59	0.31		0.53	0.93	0.89	0.32	1.59

(0.34)		(0.30)	(0.40)	(0.32)	(0.50)	(0.37)	(0.34)		(0.30)	(0.40)	(0.32)	(0.50)	(0.37)
(0.37)		(0.37)	(0.19)	(1.06)	(1.05)	(0.75)	(0.37)		(0.37)	(0.19)	(1.06)	(1.05)	(0.75)
(0.71)		(0.67)	(0.59)	(1.38)	(1.55)	(1.12)	(0.71)		(0.67)	(0.59)	(1.38)	(1.55)	(1.12)
10.23		10.63	10.77	10.42	10.91	12.15	10.23		10.63	10.77	10.43	10.92	12.15
$18		$17	$16	$15	$14	$13	$18		$18	$17	$15	$14	$13

3.22%[c]		5.16%	9.44%	9.72%	2.82%	14.65%	3.22%[c]		5.16%	9.34%	9.71%	2.91%	14.65%
0.25	[d]	0.25	0.25	0.25	0.25	0.25	0.37	[d]	0.37	0.37	0.37	0.37	0.37
—		—	—	—	—	—	—		—	—	—	—	—
4.30	[d]	2.17	2.50	2.25	2.75	2.58	4.30	[d]	2.17	2.50	2.25	2.75	2.58
17	[c]	19	36	22	48	44	17	[c]	19	36	22	48	44

Administrative Class							Investor Class
6-Month Period Ended April 30, 2015		Year Ended October 31,					6-Month Period Ended April 30, 2015		Year Ended October 31,
		2014	2013	2012	2011	2010			2014	2013	2012	2011	2010
(Unaudited)							(Unaudited)
$13.48		$13.44	$12.69	$12.50	$13.10	$11.81	$13.48		$13.44	$12.69	$12.50	$13.10	$11.81

0.26	[e]	0.28	0.32	0.26	0.34	0.32	0.26	[e]	0.28	0.32	0.26	0.34	0.32
0.15		0.41	1.06	0.82	— *	1.48	0.15		0.41	1.06	0.82	— *	1.48
0.41		0.69	1.38	1.08	0.34	1.80	0.41		0.69	1.38	1.08	0.34	1.80

(0.41)		(0.36)	(0.45)	(0.32)	(0.47)	(0.33)	(0.41)		(0.36)	(0.45)	(0.32)	(0.47)	(0.33)
(0.76)		(0.29)	(0.18)	(0.57)	(0.47)	(0.18)	(0.76)		(0.29)	(0.18)	(0.57)	(0.47)	(0.18)
(1.17)		(0.65)	(0.63)	(0.89)	(0.94)	(0.51)	(1.17)		(0.65)	(0.63)	(0.89)	(0.94)	(0.51)
12.72		13.48	13.44	12.69	12.50	13.10	12.72		13.48	13.44	12.69	12.50	13.10
$19		$18	$17	$16	$14	$14	$18		$18	$17	$15	$14	$14

3.37%[c]		5.37%	11.33%	9.62%	2.69%	15.67%	3.37%[c]		5.37%	11.33%	9.62%	2.69%	15.67%
0.25	[d]	0.25	0.25	0.25	0.25	0.25	0.37	[d]	0.37	0.37	0.37	0.37	0.37
—		—	—	—	—	—	—		—	—	—	—	—
4.05	[d]	2.13	2.50	2.14	2.61	2.58	4.05	[d]	2.13	2.50	2.14	2.61	2.58
15	[c]	33	32	30	41	35	15	[c]	33	32	30	41	35

64

Harbor Target Retirement Funds Financial Highlights—Continued

SELECTED DATA FOR A SHARE OUTSTANDING FOR THE PERIODS PRESENTED

HARBOR TARGET RETIREMENT 2030 FUND
	Institutional Class
	6-Month Period Ended April 30, 2015	Year Ended October 31,
		2014	2013	2012	2011	2010
	(Unaudited)
Net asset value beginning of period	$10.04	$10.22	$9.56	$10.59	$12.34	$11.92
Income from Investment Operations
Net investment income/(loss)[a]	0.17 [e]	0.21	0.25	0.21	0.30	0.30
Net realized and unrealized gains/(losses) on investments	0.16	0.35	1.04	0.56	0.03	1.50
Total from investment operations	0.33	0.56	1.29	0.77	0.33	1.80
Less Distributions
Dividends from net investment income	(0.28)	(0.27)	(0.33)	(0.26)	(0.44)	(0.35)
Distributions from net realized capital gains[1]	(0.58)	(0.47)	(0.30)	(1.54)	(1.64)	(1.03)
Total distributions	(0.86)	(0.74)	(0.63)	(1.80)	(2.08)	(1.38)
Net asset value end of period	9.51	10.04	10.22	9.56	10.59	12.34
Net assets end of period (000s)	$26,940	$24,727	$23,994	$22,862	$22,478	$26,393
Ratios and Supplemental Data (%)
Total return[b]	3.61%[c]	5.79%	14.19%	9.64%	2.75%	16.35%
Ratio of total expenses to average net assets[2]	—	—	—	—	—	—
Ratio of net expenses to average net assets[a,2]	—	—	—	—	—	—
Ratio of net investment income to average net assets[a,2]	3.52 [d]	1.99	2.42	2.03	2.55	2.37
Portfolio turnover[3]	13 [c]	22	31	27	39	44

HARBOR TARGET RETIREMENT 2035 FUND
	Institutional Class
	6-Month Period Ended April 30, 2015	Year Ended October 31,
		2014	2013	2012	2011	2010
	(Unaudited)
Net asset value beginning of period	$14.92	$14.52	$13.01	$12.99	$13.55	$11.94
Income from Investment Operations
Net investment income/(loss)[a]	0.21 [e]	0.29	0.33	0.24	0.34	0.26
Net realized and unrealized gains/(losses) on investments	0.33	0.58	1.85	0.87	0.02	1.71
Total from investment operations	0.54	0.87	2.18	1.11	0.36	1.97
Less Distributions
Dividends from net investment income	(0.36)	(0.33)	(0.40)	(0.25)	(0.41)	(0.27)
Distributions from net realized capital gains[1]	(1.04)	(0.14)	(0.27)	(0.84)	(0.51)	(0.09)
Total distributions	(1.40)	(0.47)	(0.67)	(1.09)	(0.92)	(0.36)
Net asset value end of period	14.06	14.92	14.52	13.01	12.99	13.55
Net assets end of period (000s)	$9,158	$7,708	$5,397	$2,794	$2,235	$1,300
Ratios and Supplemental Data (%)
Total return[b]	4.04%[c]	6.19%	17.43%	9.86%	2.58%	16.76%
Ratio of total expenses to average net assets[2]	—	—	—	—	—	—
Ratio of net expenses to average net assets[a,2]	—	—	—	—	—	—
Ratio of net investment income to average net assets[a,2]	3.06 [d]	1.64	2.08	1.79	2.04	1.82
Portfolio turnover[3]	6 [c]	39	12	41	45	20

See page 69 for notes the Financial Highlights.

The accompanying notes are an integral part of the Financial Statements.

65

Administrative Class							Investor Class
6-Month Period Ended April 30, 2015		Year Ended October 31,					6-Month Period Ended April 30, 2015		Year Ended October 31,
		2014	2013	2012	2011	2010			2014	2013	2012	2011	2010
(Unaudited)							(Unaudited)
$10.03		$10.22	$9.56	$10.58	$12.34	$11.91	$10.03		$10.22	$9.56	$10.58	$12.34	$11.91

0.17	[e]	0.20	0.24	0.20	0.30	0.30	0.17	[e]	0.20	0.24	0.20	0.30	0.30
0.17		0.35	1.05	0.58	0.02	1.51	0.17		0.35	1.05	0.58	0.02	1.51
0.34		0.55	1.29	0.78	0.32	1.81	0.34		0.55	1.29	0.78	0.32	1.81

(0.28)		(0.27)	(0.33)	(0.26)	(0.44)	(0.35)	(0.28)		(0.27)	(0.33)	(0.26)	(0.44)	(0.35)
(0.58)		(0.47)	(0.30)	(1.54)	(1.64)	(1.03)	(0.58)		(0.47)	(0.30)	(1.54)	(1.64)	(1.03)
(0.86)		(0.74)	(0.63)	(1.80)	(2.08)	(1.38)	(0.86)		(0.74)	(0.63)	(1.80)	(2.08)	(1.38)
9.51		10.03	10.22	9.56	10.58	12.34	9.51		10.03	10.22	9.56	10.58	12.34
$19		$19	$18	$16	$14	$14	$20		$19	$18	$16	$14	$14

3.73%[c]		5.70%	14.20%	9.74%	2.65%	16.45%	3.73%[c]		5.70%	14.20%	9.74%	2.65%	16.45%
0.25	[d]	0.25	0.25	0.25	0.25	0.25	0.37	[d]	0.37	0.37	0.37	0.37	0.37
—		—	—	—	—	—	—		—	—	—	—	—
3.58	[d]	1.97	2.40	2.02	2.45	2.40	3.58	[d]	1.97	2.40	2.02	2.45	2.40
13	[c]	22	31	27	39	44	13	[c]	22	31	27	39	44

Administrative Class							Investor Class
6-Month Period Ended April 30, 2015		Year Ended October 31,					6-Month Period Ended April 30, 2015		Year Ended October 31,
		2014	2013	2012	2011	2010			2014	2013	2012	2011	2010
(Unaudited)							(Unaudited)
$14.91		$14.51	$13.01	$12.99	$13.54	$11.93	$14.91		$14.51	$13.01	$12.99	$13.54	$11.93

0.22	[e]	0.27	0.32	0.25	0.30	0.27	0.22	[e]	0.27	0.32	0.25	0.30	0.27
0.32		0.60	1.85	0.86	0.07	1.70	0.32		0.60	1.85	0.86	0.07	1.70
0.54		0.87	2.17	1.11	0.37	1.97	0.54		0.87	2.17	1.11	0.37	1.97

(0.36)		(0.33)	(0.40)	(0.25)	(0.41)	(0.27)	(0.36)		(0.33)	(0.40)	(0.25)	(0.41)	(0.27)
(1.04)		(0.14)	(0.27)	(0.84)	(0.51)	(0.09)	(1.04)		(0.14)	(0.27)	(0.84)	(0.51)	(0.09)
(1.40)		(0.47)	(0.67)	(1.09)	(0.92)	(0.36)	(1.40)		(0.47)	(0.67)	(1.09)	(0.92)	(0.36)
14.05		14.91	14.51	13.01	12.99	13.54	14.05		14.91	14.51	13.01	12.99	13.54
$20		$20	$19	$16	$14	$14	$20		$19	$18	$16	$14	$14

4.04%[c]		6.19%	17.36%	9.87%	2.65%	16.77%	4.04%[c]		6.19%	17.36%	9.87%	2.65%	16.77%
0.25	[d]	0.25	0.25	0.25	0.25	0.25	0.37	[d]	0.37	0.37	0.37	0.37	0.37
—		—	—	—	—	—	—		—	—	—	—	—
3.16	[d]	1.80	2.30	1.93	2.13	2.11	3.16	[d]	1.80	2.30	1.93	2.13	2.11
6	[c]	39	12	41	45	20	6	[c]	39	12	41	45	20

66

Harbor Target Retirement Funds Financial Highlights—Continued

SELECTED DATA FOR A SHARE OUTSTANDING FOR THE PERIODS PRESENTED

HARBOR TARGET RETIREMENT 2040 FUND
	Institutional Class
	6-Month Period Ended April 30, 2015	Year Ended October 31,
		2014	2013	2012	2011	2010
	(Unaudited)
Net asset value beginning of period	$9.84	$10.01	$9.19	$10.85	$11.95	$11.94
Income from Investment Operations
Net investment income/(loss)[a]	0.13 [e]	0.17	0.22	0.18	0.24	0.22
Net realized and unrealized gains/(losses) on investments	0.29	0.46	1.52	0.50	0.04	1.64
Total from investment operations	0.42	0.63	1.74	0.68	0.28	1.86
Less Distributions
Dividends from net investment income	(0.22)	(0.23)	(0.26)	(0.20)	(0.30)	(0.25)
Distributions from net realized capital gains[1]	(0.65)	(0.57)	(0.66)	(2.14)	(1.08)	(1.60)
Total distributions	(0.87)	(0.80)	(0.92)	(2.34)	(1.38)	(1.85)
Net asset value end of period	9.39	9.84	10.01	9.19	10.85	11.95
Net assets end of period (000s)	$20,039	$18,933	$17,963	$15,554	$14,927	$16,379
Ratios and Supplemental Data (%)
Total return[b]	4.73%[c]	6.77%	20.63%	9.76%	2.16%	17.23%
Ratio of total expenses to average net assets[2]	—	—	—	—	—	—
Ratio of net expenses to average net assets[a,2]	—	—	—	—	—	—
Ratio of net investment income to average net assets[a,2]	2.85 [d]	1.59	2.24	1.71	1.96	1.81
Portfolio turnover[3]	11 [c]	22	22	27	45	28

HARBOR TARGET RETIREMENT 2045 FUND
	Institutional Class
	6-Month Period Ended April 30, 2015	Year Ended October 31,
		2014	2013	2012	2011	2010
	(Unaudited)
Net asset value beginning of period	$15.17	$14.85	$12.42	$12.85	$13.67	$11.91
Income from Investment Operations
Net investment income/(loss)[a]	0.18 [e]	0.23	0.29	0.19	0.25	0.18
Net realized and unrealized gains/(losses) on investments	0.55	0.80	2.58	0.81	0.05	1.86
Total from investment operations	0.73	1.03	2.87	1.00	0.30	2.04
Less Distributions
Dividends from net investment income	(0.29)	(0.31)	(0.31)	(0.19)	(0.29)	(0.18)
Distributions from net realized capital gains[1]	(0.80)	(0.40)	(0.13)	(1.24)	(0.83)	(0.10)
Total distributions	(1.09)	(0.71)	(0.44)	(1.43)	(1.12)	(0.28)
Net asset value end of period	14.81	15.17	14.85	12.42	12.85	13.67
Net assets end of period (000s)	$4,902	$4,239	$3,340	$1,911	$1,209	$880
Ratios and Supplemental Data (%)
Total return[b]	5.20%[c]	7.17%	23.75%	9.62%	1.97%	17.38%
Ratio of total expenses to average net assets[2]	—	—	—	—	—	—
Ratio of net expenses to average net assets[a,2]	—	—	—	—	—	—
Ratio of net investment income to average net assets[a,2]	2.45 [d]	1.37	1.82	1.40	1.50	1.27
Portfolio turnover[3]	9 [c]	21	20	16	59	32

See page 69 for notes the Financial Highlights.

The accompanying notes are an integral part of the Financial Statements.

67

Administrative Class							Investor Class
6-Month Period Ended April 30, 2015		Year Ended October 31,					6-Month Period Ended April 30, 2015		Year Ended October 31,
		2014	2013	2012	2011	2010			2014	2013	2012	2011	2010
(Unaudited)							(Unaudited)
$9.85		$10.02	$9.20	$10.86	$11.96	$11.95	$9.85		$10.02	$9.20	$10.86	$11.96	$11.95

0.13	[e]	0.16	0.21	0.17	0.23	0.22	0.13	[e]	0.16	0.21	0.17	0.23	0.22
0.29		0.47	1.53	0.51	0.05	1.64	0.29		0.47	1.53	0.51	0.05	1.64
0.42		0.63	1.74	0.68	0.28	1.86	0.42		0.63	1.74	0.68	0.28	1.86

(0.22)		(0.23)	(0.26)	(0.20)	(0.30)	(0.25)	(0.22)		(0.23)	(0.26)	(0.20)	(0.30)	(0.25)
(0.65)		(0.57)	(0.66)	(2.14)	(1.08)	(1.60)	(0.65)		(0.57)	(0.66)	(2.14)	(1.08)	(1.60)
(0.87)		(0.80)	(0.92)	(2.34)	(1.38)	(1.85)	(0.87)		(0.80)	(0.92)	(2.34)	(1.38)	(1.85)
9.40		9.85	10.02	9.20	10.86	11.96	9.40		9.85	10.02	9.20	10.86	11.96
$21		$20	$19	$16	$14	$14	$21		$20	$19	$16	$14	$14

4.72%[c]		6.76%	20.62%	9.78%	2.16%	17.22%	4.72%[c]		6.76%	20.62%	9.78%	2.16%	17.22%
0.25	[d]	0.25	0.25	0.25	0.25	0.25	0.37	[d]	0.37	0.37	0.37	0.37	0.37
—		—	—	—	—	—	—		—	—	—	—	—
2.86	[d]	1.60	2.20	1.71	1.93	1.82	2.86	[d]	1.60	2.20	1.71	1.93	1.82
11	[c]	22	22	27	45	28	11	[c]	22	22	27	45	28

Administrative Class							Investor Class
6-Month Period Ended April 30, 2015		Year Ended October 31,					6-Month Period Ended April 30, 2015		Year Ended October 31,
		2014	2013	2012	2011	2010			2014	2013	2012	2011	2010
(Unaudited)							(Unaudited)
$15.17		$14.84	$12.42	$12.85	$13.67	$11.91	$15.17		$14.84	$12.42	$12.85	$13.67	$11.91

0.18	[e]	0.22	0.28	0.20	0.22	0.19	0.18	[e]	0.22	0.28	0.20	0.22	0.19
0.55		0.82	2.58	0.80	0.08	1.85	0.55		0.82	2.58	0.80	0.08	1.85
0.73		1.04	2.86	1.00	0.30	2.04	0.73		1.04	2.86	1.00	0.30	2.04

(0.29)		(0.31)	(0.31)	(0.19)	(0.29)	(0.18)	(0.29)		(0.31)	(0.31)	(0.19)	(0.29)	(0.18)
(0.80)		(0.40)	(0.13)	(1.24)	(0.83)	(0.10)	(0.80)		(0.40)	(0.13)	(1.24)	(0.83)	(0.10)
(1.09)		(0.71)	(0.44)	(1.43)	(1.12)	(0.28)	(1.09)		(0.71)	(0.44)	(1.43)	(1.12)	(0.28)
14.81		15.17	14.84	12.42	12.85	13.67	14.81		15.17	14.84	12.42	12.85	13.67
$22		$21	$20	$16	$14	$14	$22		$21	$19	$15	$14	$14

5.21%[c]		7.24%	23.66%	9.62%	1.97%	17.37%	5.21%[c]		7.24%	23.66%	9.62%	1.97%	17.37%
0.25	[d]	0.25	0.25	0.25	0.25	0.25	0.37	[d]	0.37	0.37	0.37	0.37	0.37
—		—	—	—	—	—	—		—	—	—	—	—
2.49	[d]	1.40	2.06	1.50	1.50	1.43	2.49	[d]	1.40	2.06	1.50	1.50	1.43
9	[c]	21	20	16	59	32	9	[c]	21	20	16	59	32

68

Harbor Target Retirement Funds Financial Highlights—Continued

SELECTED DATA FOR A SHARE OUTSTANDING FOR THE PERIODS PRESENTED

HARBOR TARGET RETIREMENT 2050 FUND
	Institutional Class
	6-Month Period Ended April 30, 2015	Year Ended October 31,
		2014	2013	2012	2011	2010
	(Unaudited)
Net asset value beginning of period	$11.40	$11.46	$10.17	$11.75	$13.06	$11.91
Income from Investment Operations
Net investment income/(loss)[a]	0.12 [e]	0.15	0.22	0.16	0.20	0.18
Net realized and unrealized gains/(losses) on investments	0.49	0.67	2.20	0.58	0.06	1.80
Total from investment operations	0.61	0.82	2.42	0.74	0.26	1.98
Less Distributions
Dividends from net investment income	(0.19)	(0.23)	(0.24)	(0.17)	(0.24)	(0.19)
Distributions from net realized capital gains[1]	(1.01)	(0.65)	(0.89)	(2.15)	(1.33)	(0.64)
Total distributions	(1.20)	(0.88)	(1.13)	(2.32)	(1.57)	(0.83)
Net asset value end of period	10.81	11.40	11.46	10.17	11.75	13.06
Net assets end of period (000s)	$20,965	$20,434	$19,170	$14,516	$14,620	$15,950
Ratios and Supplemental Data (%)
Total return[b]	5.95%[c]	7.61%	26.12%	9.66%	1.64%	17.29%
Ratio of total expenses to average net assets[2]	—	—	—	—	—	—
Ratio of net expenses to average net assets[a,2]	—	—	—	—	—	—
Ratio of net investment income to average net assets[a,2]	2.22 [d]	1.17	1.88	1.41	1.47	1.38
Portfolio turnover[3]	13 [c]	23	17	21	34	28

HARBOR TARGET RETIREMENT 2055 FUND
	Institutional Class		Administrative Class		Investor Class
	2015		2015		2015
	(Unaudited)		(Unaudited)		(Unaudited)
Net asset value beginning of period	$10.00		$10.00		$10.00
Income from Investment Operations
Net investment income/(loss)[a]	0.05	[e]	0.11	[e]	0.11	[e]
Net realized and unrealized gains/(losses) on investments	0.59		0.52		0.52
Total from investment operations	0.64		0.63		0.63
Less Distributions
Dividends from net investment income	(0.15)		(0.15)		(0.15)
Distributions from net realized capital gains[1]	—		—		—
Total distributions	(0.15)		(0.15)		(0.15)
Net asset value end of period	10.49		10.48		10.48
Net assets end of period (000s)	$413		$11		$11
Ratios and Supplemental Data (%)
Total return[b]	6.45%[c]		6.34%[c]		6.34%[c]
Ratio of total expenses to average net assets[2]	—		0.25	[d]	0.37	[d]
Ratio of net expenses to average net assets[a,2]	—		—		—
Ratio of net investment income to average net assets[a,2]	0.92	[d]	2.21	[d]	2.21	[d]
Portfolio turnover[3]	6	[c]	6	[c]	6	[c]

*	Less than $0.01.

1	Includes both short-term and long-term capital gains.

2	Ratios of income and expenses to average net assets represents the expenses paid by the Fund but does not include the acquired fund fees and expenses from underlying funds.

3	Amounts do not include the activity of the underlying funds.

a	Reflects the Distributor’s and Transfer Agent’s waiver, if any, or its 12b-1 and transfer agency fees, respectively.

b	The total returns would have been lower had certain expenses not been waived during the periods shown.

c	Unannualized.

d	Annualized.

e	Amounts are allocated based upon average shares outstanding during the period.

The accompanying notes are an integral part of the Financial Statements.

69

Administrative Class							Investor Class
6-Month Period Ended April 30, 2015		Year Ended October 31,					6-Month Period Ended April 30, 2015		Year Ended October 31,
		2014	2013	2012	2011	2010			2014	2013	2012	2011	2010
(Unaudited)							(Unaudited)
$11.41		$11.47	$10.18	$11.75	$13.06	$11.91	$11.41		$11.47	$10.18	$11.75	$13.06	$11.91

0.12	[e]	0.15	0.22	0.16	0.19	0.18	0.12	[e]	0.15	0.22	0.16	0.19	0.18
0.49		0.67	2.20	0.59	0.07	1.80	0.49		0.67	2.20	0.59	0.07	1.80
0.61		0.82	2.42	0.75	0.26	1.98	0.61		0.82	2.42	0.75	0.26	1.98

(0.19)		(0.23)	(0.24)	(0.17)	(0.24)	(0.19)	(0.19)		(0.23)	(0.24)	(0.17)	(0.24)	(0.19)
(1.01)		(0.65)	(0.89)	(2.15)	(1.33)	(0.64)	(1.01)		(0.65)	(0.89)	(2.15)	(1.33)	(0.64)
(1.20)		(0.88)	(1.13)	(2.32)	(1.57)	(0.83)	(1.20)		(0.88)	(1.13)	(2.32)	(1.57)	(0.83)
10.82		11.41	11.47	10.18	11.75	13.06	10.82		11.41	11.47	10.18	11.75	13.06
$22		$21	$19	$15	$14	$14	$23		$21	$20	$16	$14	$14

5.94%[c]		7.61%	26.09%	9.74%	1.64%	17.29%	5.94%[c]		7.61%	26.09%	9.74%	1.64%	17.29%
0.25	[d]	0.25	0.25	0.25	0.25	0.25	0.37	[d]	0.37	0.37	0.37	0.37	0.37
—		—	—	—	—	—	—		—	—	—	—	—
2.19	[d]	1.17	1.91	1.35	1.43	1.38	2.19	[d]	1.17	1.91	1.35	1.43	1.38
13	[c]	23	17	21	34	28	13	[c]	23	17	21	34	28

70

Harbor Target Retirement Funds

NOTES TO FINANCIAL STATEMENTS—April 30, 2015 (Unaudited)

(Currency in thousands)

NOTE 1—ORGANIZATIONAL MATTERS

Harbor Funds (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “Investment Company Act”), as an open-end management investment company. The Trust consists of 28 separate portfolios. The portfolios covered by this report include: Harbor Target Retirement Income Fund, Harbor Target Retirement 2015 Fund, Harbor Target Retirement 2020 Fund, Harbor Target Retirement 2025 Fund, Harbor Target Retirement 2030 Fund, Harbor Target Retirement 2035 Fund, Harbor Target Retirement 2040 Fund, Harbor Target Retirement 2045 Fund, Harbor Target Retirement 2050 Fund and Harbor Target Retirement 2055 Fund (individually referred to as a “Fund” and collectively referred to as the “Funds” or the “Target Retirement Funds”). The Funds invest in a combination of other affiliated funds of the Trust (the “Underlying Funds”). Harbor Capital Advisors, Inc. (the “Adviser” or “Harbor Capital”) is the investment adviser for the Funds and the Underlying Funds. The Underlying Funds are managed by subadvisers, none of which is affiliated with the Adviser.

The Funds may offer up to three classes of shares, designated as Institutional Class, Administrative Class and Investor Class. The shares of each class represent an interest in the same portfolio of investments of the respective Fund and have equal rights to voting, redemptions, dividends, and liquidations, except that: (i) certain expenses, subject to the approval of the Trust’s Board of Trustees (the “Board of Trustees”), may be applied differently to each class of shares in accordance with current regulations of the Securities and Exchange Commission and the Internal Revenue Service; and (ii) shareholders of a class that bears distribution and service expenses under terms of a distribution plan have exclusive voting rights as to that distribution plan.

NOTE 2—SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. Each Fund follows the investment company reporting requirements under U.S. Generally Accepted Accounting Principles (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

Security Valuation

The holdings of each Target Retirement Fund consist entirely of Institutional Class shares of the Underlying Funds, which are valued at their respective net asset values each business day and are categorized as Level 1 in the fair value hierarchy. For more information on the fair value hierarchy, please refer to the following Fair Value Measurements and Disclosures section.

Fair Value Measurements and Disclosures

Various inputs may be used to determine the value of each Fund’s investments, which are summarized in three broad categories defined as Level 1, Level 2 and Level 3. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The assignment of an investment to Level 1, 2 or 3 is based on the lowest level of significant inputs used to determine its fair value.

Level 1—	Quoted prices in active markets for identical securities.
Level 2—	Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—	Significant unobservable inputs are used in situations where quoted prices or other observable inputs are not available or are deemed unreliable. Significant unobservable inputs may include the Funds’ own assumptions.

Transfers between Levels, if any, are recognized as of the last day in the fiscal quarter of the period in which the event or change in circumstances that caused the reclassification occurred. For fair valuations using significant unobservable inputs, a reconciliation of the beginning to ending balances for reported fair values is provided that presents changes attributable to realized and unrealized gains and losses and purchases, sales, and transfers in/out of the Level 3 category during the

71

Harbor Target Retirement Funds

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 2—SIGNIFICANT ACCOUNTING POLICIES—Continued

period. A table that includes a categorization of investments into Level 1, Level 2 or Level 3, transfers between Levels, if any, and a Level 3 reconciliation, including details of significant unobservable inputs used, when applicable, can be found at the end of each Fund’s Portfolio of Investments schedule.

The Funds used observable inputs in their valuation methodologies whenever they were available and deemed reliable.

Description of the Underlying Funds

In pursuing its investment objectives and strategies, each of the Underlying Funds is permitted to engage in a wide range of investment practices. Further information about the Underlying Funds is contained in the statement of additional information, as well as the prospectuses of each of the Underlying Funds. The accounting policies of each of the Underlying Funds are disclosed in each Underlying Fund’s respective shareholder report. Because each Fund invests in the Underlying Funds, shareholders of each Fund will be affected by the investment practices of the Underlying Funds in direct proportion to the amount of assets each Fund allocates to the Underlying Funds.

Investment Transactions and Income

Securities transactions are accounted for on the trade date (the day the order to buy or sell is executed). Income and capital gain distributions received from the Underlying Funds are recorded on the ex-dividend date. Gains and losses on securities sold are determined on the basis of identified cost.

Distribution to Shareholders

Distributions on Fund shares are recorded on the ex-dividend date.

Expenses

Expenses incurred by the Trust are charged directly to the Fund that incurred such expense whenever possible. With respect to expenses incurred by any two or more Harbor Funds where amounts cannot be identified on a fund by fund basis, such expenses are generally allocated in proportion to the average net assets or the number of shareholders of each fund. Expenses included in the accompanying financial statements reflect the expenses of each Target Retirement Fund and do not include any expenses associated with the Underlying Funds.

Class Allocations

Income and realized and unrealized gains/(losses) are determined at the Fund level and allocated daily to each class of shares based on the applicable net assets of the respective classes. The 12b-1 and transfer agent fees, if any, are calculated daily at the class level based on the applicable net assets of each class and the specific expense rates applicable to each class.

Taxes

Each Fund is treated as a separate entity for federal tax purposes. Each Fund’s policy is to meet the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute to its shareholders all of its taxable income within the prescribed time. It is also the intention of each Fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation of securities held or excise tax on income and capital gains.

All investment transactions for the Funds are in affiliated Underlying Funds. The Underlying Funds may be subject to taxes imposed by countries in which they invest. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and unrealized appreciation as such income and/or gains are earned.

72

Harbor Target Retirement Funds

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 2—SIGNIFICANT ACCOUNTING POLICIES—Continued

Management has analyzed each Fund’s tax positions taken on federal income tax returns for all open tax years (in particular, the tax years ended October 31, 2011-2013), including all positions expected to be taken upon filing the 2014 tax return and has concluded that no provision for income tax is required in any Fund’s financial statements. The Funds will recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations.

Related Parties

The Funds do not invest in the Underlying Funds for the purpose of exercising management or control; however, investments by the Funds may represent a significant portion of an Underlying Fund’s net assets. At April 30, 2015, each Fund held 10% or fewer of the outstanding shares of any Underlying Fund. In aggregate, the Funds held 21% of Harbor Unconstrained Bond Fund.

New Accounting Pronouncement

In May 2015, Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) 2015-07, Disclosures for Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent) (“ASU 2015-07”) which removes the requirement to make certain fair value disclosures for investments that are eligible to be measured at fair value using the net asset value per share. ASU 2015-07 becomes effective for interim or annual periods beginning after December 15, 2015. Management is evaluating the implications of this pronouncement and the impact it will have on the financial statement disclosures.

NOTE 3—INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments for each Fund for the six-month period ended April 30, 2015 are as follows:

				Net Realized Gain/(Loss)
Harbor Target Retirement Income Fund	Purchases	Sales	Investment income from affiliated funds	Distributions received from affiliated funds	Sale of affiliated funds
Underlying Funds
Harbor Capital Appreciation Fund	$61	$89	$—	$27	$33
Harbor Mid Cap Growth Fund	52	43	—	37	8
Harbor Small Cap Growth Fund	43	47	—	30	10
Harbor Large Cap Value Fund	82	100	4	33	42
Harbor Mid Cap Value Fund	31	58	3	2	28
Harbor Small Cap Value Fund	32	47	1	8	12
Harbor International Fund	81	226	18	—	44
Harbor International Growth Fund	107	85	7	—	16
Harbor Global Growth Fund	32	28	—	20	9
Harbor Unconstrained Bond Fund	116	388	56	—	(7)
Harbor High-Yield Bond Fund	216	719	57	52	(47)
Harbor Bond Fund	438	513	100	55	(23)
Harbor Real Return Fund	339	200	174	—	(17)
Harbor Money Market Fund	925	76	—	—	—

Total	$2,555	$2,619	$420	$264	$108

73

Harbor Target Retirement Funds

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 3—INVESTMENT PORTFOLIO TRANSACTIONS—Continued

				Net Realized Gain/(Loss)
Harbor Target Retirement 2015 Fund	Purchases	Sales	Investment income from affiliated funds	Distributions received from affiliated funds	Sale of affiliated funds
Underlying Funds
Harbor Capital Appreciation Fund	$63	$133	$—	$26	$30
Harbor Mid Cap Growth Fund	52	67	—	35	—
Harbor Small Cap Growth Fund	46	73	—	29	(1)
Harbor Large Cap Value Fund	87	156	3	32	41
Harbor Mid Cap Value Fund	32	97	3	2	37
Harbor Small Cap Value Fund	31	78	1	8	8
Harbor International Fund	92	290	17	—	23
Harbor International Growth Fund	78	103	7	—	9
Harbor Global Growth Fund	31	46	—	20	8
Harbor Commodity Real Return Strategy Fund	63	70	8	—	(40)
Harbor Unconstrained Bond Fund	69	134	31	—	(2)
Harbor High-Yield Bond Fund	159	360	39	33	(31)
Harbor Bond Fund	353	381	56	31	(20)
Harbor Real Return Fund	282	136	76	—	(23)
Harbor Money Market Fund	331	72	—	—	—

Total	$1,769	$2,196	$241	$216	$39

				Net Realized Gain/(Loss)
Harbor Target Retirement 2020 Fund	Purchases	Sales	Investment income from affiliated funds	Distributions received from affiliated funds	Sale of affiliated funds
Underlying Funds
Harbor Capital Appreciation Fund	$145	$363	$1	$81	$147
Harbor Mid Cap Growth Fund	145	191	—	110	37
Harbor Small Cap Growth Fund	121	205	—	91	47
Harbor Large Cap Value Fund	204	404	10	101	158
Harbor Mid Cap Value Fund	59	249	10	6	130
Harbor Small Cap Value Fund	78	211	2	25	55
Harbor International Fund	205	807	54	—	164
Harbor International Growth Fund	284	342	21	—	66
Harbor Global Growth Fund	83	127	1	61	44
Harbor Commodity Real Return Strategy Fund	219	161	34	—	(81)
Harbor Unconstrained Bond Fund	185	238	76	—	(1)
Harbor Convertible Securities Fund	1,208	112	4	—	2
Harbor High-Yield Bond Fund	465	843	120	100	(58)
Harbor Bond Fund	699	2,489	147	82	13
Harbor Real Return Fund	489	397	168	—	(49)
Harbor Money Market Fund	430	26	—	—	—

Total	$5,019	$7,165	$648	$657	$674

74

Harbor Target Retirement Funds

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 3—INVESTMENT PORTFOLIO TRANSACTIONS—Continued

				Net Realized Gain/(Loss)
Harbor Target Retirement 2025 Fund	Purchases	Sales	Investment income from affiliated funds	Distributions received from affiliated funds	Sale of affiliated funds
Underlying Funds
Harbor Capital Appreciation Fund	$82	$77	$—	$33	$25
Harbor Mid Cap Growth Fund	66	38	—	45	6
Harbor Small Cap Growth Fund	58	54	—	37	12
Harbor Large Cap Value Fund	113	91	4	41	34
Harbor Mid Cap Value Fund	45	60	4	3	26
Harbor Small Cap Value Fund	44	53	1	10	12
Harbor International Fund	108	200	22	—	33
Harbor International Growth Fund	133	57	9	—	9
Harbor Global Growth Fund	46	26	—	25	6
Harbor Commodity Real Return Strategy Fund	152	51	16	—	(26)
Harbor Unconstrained Bond Fund	127	43	25	—	—
Harbor Convertible Securities Fund	516	14	2	—	—
Harbor High-Yield Bond Fund	294	122	46	36	(6)
Harbor Bond Fund	461	680	47	26	(25)
Harbor Real Return Fund	210	61	43	—	(10)

Total	$2,455	$1,627	$219	$256	$96

				Net Realized Gain/(Loss)
Harbor Target Retirement 2030 Fund	Purchases	Sales	Investment income from affiliated funds	Distributions received from affiliated funds	Sale of affiliated funds
Underlying Funds
Harbor Capital Appreciation Fund	$215	$206	$1	$96	$80
Harbor Mid Cap Growth Fund	200	113	—	130	29
Harbor Small Cap Growth Fund	157	131	—	108	32
Harbor Large Cap Value Fund	302	234	12	119	108
Harbor Mid Cap Value Fund	116	146	11	8	71
Harbor Small Cap Value Fund	95	107	2	30	28
Harbor International Fund	403	708	64	—	79
Harbor International Growth Fund	411	205	25	—	14
Harbor Global Growth Fund	133	70	1	72	15
Harbor Commodity Real Return Strategy Fund	429	96	47	—	(71)
Harbor Unconstrained Bond Fund	266	41	46	—	—
Harbor Convertible Securities Fund	1,007	19	3	—	1
Harbor High-Yield Bond Fund	664	109	97	73	(7)
Harbor Bond Fund	897	1,036	90	50	10
Harbor Real Return Fund	350	45	53	—	(7)

Total	$5,645	$3,266	$452	$686	$382

75

Harbor Target Retirement Funds

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 3—INVESTMENT PORTFOLIO TRANSACTIONS—Continued

				Net Realized Gain/(Loss)
Harbor Target Retirement 2035 Fund	Purchases	Sales	Investment income from affiliated funds	Distributions received from affiliated funds	Sale of affiliated funds
Underlying Funds
Harbor Capital Appreciation Fund	$109	$39	$—	$36	$11
Harbor Mid Cap Growth Fund	82	16	—	49	1
Harbor Small Cap Growth Fund	67	27	—	42	1
Harbor Large Cap Value Fund	158	57	5	45	19
Harbor Mid Cap Value Fund	73	37	4	3	16
Harbor Small Cap Value Fund	57	27	1	11	3
Harbor International Fund	202	205	24	—	22
Harbor International Growth Fund	188	31	9	—	4
Harbor Global Growth Fund	64	14	—	28	3
Harbor Commodity Real Return Strategy Fund	176	17	15	—	(10)
Harbor Unconstrained Bond Fund	85	2	11	—	—
Harbor Convertible Securities Fund	64	—	—	—	—
Harbor High-Yield Bond Fund	257	7	28	20	—
Harbor Bond Fund	319	19	23	12	—
Harbor Real Return Fund	64	1	7	—	—

Total	$1,965	$499	$127	$246	$70

				Net Realized Gain/(Loss)
Harbor Target Retirement 2040 Fund	Purchases	Sales	Investment income from affiliated funds	Distributions received from affiliated funds	Sale of affiliated funds
Underlying Funds
Harbor Capital Appreciation Fund	$194	$202	$1	$102	$101
Harbor Mid Cap Growth Fund	179	107	—	138	30
Harbor Small Cap Growth Fund	156	148	—	114	34
Harbor Large Cap Value Fund	276	234	12	126	97
Harbor Mid Cap Value Fund	102	154	12	8	75
Harbor Small Cap Value Fund	89	129	2	32	34
Harbor International Fund	325	648	68	—	97
Harbor International Growth Fund	358	142	27	—	25
Harbor Global Growth Fund	119	68	1	77	12
Harbor Commodity Real Return Strategy Fund	291	29	29	—	(21)
Harbor Unconstrained Bond Fund	123	19	20	—	—
Harbor High-Yield Bond Fund	405	80	48	36	(2)
Harbor Bond Fund	586	153	40	22	2
Harbor Real Return Fund	56	10	14	—	(2)

Total	$3,259	$2,123	$274	$655	$482

76

Harbor Target Retirement Funds

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 3—INVESTMENT PORTFOLIO TRANSACTIONS—Continued

				Net Realized Gain/(Loss)
Harbor Target Retirement 2045 Fund	Purchases	Sales	Investment income from affiliated funds	Distributions received from affiliated funds	Sale of affiliated funds
Underlying Funds
Harbor Capital Appreciation Fund	$75	$35	$—	$27	$13
Harbor Mid Cap Growth Fund	58	17	—	37	3
Harbor Small Cap Growth Fund	48	26	—	30	4
Harbor Large Cap Value Fund	108	42	3	33	13
Harbor Mid Cap Value Fund	48	27	3	2	12
Harbor Small Cap Value Fund	35	20	1	9	4
Harbor International Fund	140	140	18	—	18
Harbor International Growth Fund	132	23	7	—	2
Harbor Global Growth Fund	46	12	—	20	4
Harbor Commodity Real Return Strategy Fund	81	13	7	—	(8)
Harbor Unconstrained Bond Fund	31	5	3	—	—
Harbor High-Yield Bond Fund	101	18	8	6	(1)
Harbor Bond Fund	147	33	5	3	(1)
Harbor Real Return Fund	11	—	—	—	—

Total	$1,061	$411	$55	$167	$63

				Net Realized Gain/(Loss)
Harbor Target Retirement 2050 Fund	Purchases	Sales	Investment income from affiliated funds	Distributions received from affiliated funds	Sale of affiliated funds
Underlying Funds
Harbor Capital Appreciation Fund	$202	$220	$2	$141	$100
Harbor Mid Cap Growth Fund	226	120	—	191	33
Harbor Small Cap Growth Fund	196	177	—	157	37
Harbor Large Cap Value Fund	301	277	17	174	113
Harbor Mid Cap Value Fund	116	207	17	11	110
Harbor Small Cap Value Fund	103	144	3	43	38
Harbor International Fund	411	939	94	—	182
Harbor International Growth Fund	557	284	36	—	40
Harbor Global Growth Fund	156	96	1	105	16
Harbor Commodity Real Return Strategy Fund	231	39	23	—	(20)
Harbor Unconstrained Bond Fund	66	19	6	—	—
Harbor High-Yield Bond Fund	249	65	17	12	(1)
Harbor Bond Fund	329	120	11	6	(4)

Total	$3,143	$2,707	$227	$840	$644

77

Harbor Target Retirement Funds

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 3—INVESTMENT PORTFOLIO TRANSACTIONS—Continued

				Net Realized Gain/(Loss)
Harbor Target Retirement 2055 Fund	Purchases	Sales	Investment income from affiliated funds	Distributions received from affiliated funds	Sale of affiliated funds
Underlying Funds
Harbor Capital Appreciation Fund	$49	$1	$—	$—	$—
Harbor Mid Cap Growth Fund	25	—	—	1	—
Harbor Small Cap Growth Fund	23	1	—	1	—
Harbor Large Cap Value Fund	58	1	—	1	—
Harbor Mid Cap Value Fund	38	1	—	—	—
Harbor Small Cap Value Fund	28	—	—	—	—
Harbor International Fund	87	5	1	—	—
Harbor International Growth Fund	58	2	—	—	—
Harbor Global Growth Fund	21	—	—	1	—
Harbor Commodity Real Return Strategy Fund	14	—	—	—	—
Harbor Unconstrained Bond Fund	3	—	—	—	—
Harbor High-Yield Bond Fund	12	—	—	—	—
Harbor Bond Fund	16	—	—	—	—

Total	$432	$11	$1	$4	$—

NOTE 4—FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Adviser

Harbor Capital is an indirect, wholly-owned subsidiary of Robeco Groep N.V. (“Robeco”). Robeco is majority owned by ORIX Corporation (“ORIX”). Harbor Capital is the Trust’s investment adviser and is also responsible for administrative and other services. The Funds do not pay any fees for the services of Harbor Capital.

Each Fund has a separate advisory agreement with Harbor Capital. Pursuant to this agreement, Harbor Capital pays all expenses of each Fund, excluding: (i) the amount of the acquired funds’ fees and expenses; (ii) compensation of the Independent Trustees; (iii) certain other expenses such as extraordinary items; and (iv) (a) for the Administrative and Investor Classes, distribution and service (12b-1) fees and (b) for the Investor Class, certain transfer agent fees.

Distributor

Harbor Funds Distributors, Inc. (“Harbor Funds Distributors” or the “Distributor”), a wholly-owned subsidiary of Harbor Capital, is the distributor for Harbor Funds shares. Under the Trust’s current distribution plans pursuant to Rule 12b-1 under the Investment Company Act with respect to each Fund’s Administrative and Investor Class shares (collectively, the “12b-1 Plans”), as applicable, each Fund pays the Distributor compensation at the annual rate of 0.25% of the average daily net assets of its Administrative and Investor Class shares. The 12b-1 Plans compensate the Distributor for the purpose of financing any activity that is primarily intended to result in the sale of Administrative and Investor Class shares of the Funds or for recordkeeping services or the servicing of shareholder accounts in the Administrative and Investor Class shares of the Funds. Such activities include, but are not limited to: printing of prospectuses and statements of additional information and reports for prospective shareholders (i.e., other than existing shareholders); preparation and distribution of advertising material and sales literature; expenses of organizing and conducting sales seminars; supplemental payments to dealers or other institutions such as asset-based sales charges, payments of recordkeeping fees under recordkeeping arrangements, or payments of service fees under shareholder service arrangements; and costs of administering the 12b-1 Plans.

Amounts payable by a Fund under the 12b-1 Plans need not be directly related to the expenses actually incurred by the Distributor on behalf of each Fund. The 12b-1 Plans do not obligate the Funds to reimburse the Distributor for the actual

78

Harbor Target Retirement Funds

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 4—FEES AND OTHER TRANSACTIONS WITH AFFILIATES—Continued

expenses the Distributor may incur in fulfilling its obligations under the 12b-1 Plans. Thus, even if the Distributor’s actual expenses exceed the fee payable to the Distributor at any given time, the Funds will not be obligated to pay more than that fee. If the Distributor’s expenses are less than the fee it receives, the Distributor will retain the difference.

Harbor Funds Distributors voluntarily waived its 12b-1 fees for the Target Retirement Funds during the period ended April 30, 2015. Fees incurred and the related waiver for these services are shown on each Fund’s Statement of Operations. The voluntary waiver may be discontinued at any time.

Transfer Agent

Harbor Services Group, Inc. (“Harbor Services Group”), a wholly-owned subsidiary of Harbor Capital, is the transfer and shareholder servicing agent for the Funds. The transfer agency and service agreement is reviewed and approved annually by the Board of Trustees and provides currently for compensation up to the following amounts per class of each Fund:

Share Class	Transfer Agent Fees
Institutional	0.00% of the average daily net assets of all Institutional Class shares
Administrative	0.00% of the average daily net assets of all Administrative Class shares
Investor	0.12% of the average daily net assets of all Investor Class shares

Harbor Services Group voluntarily waived its transfer agent fees for the Target Retirement Funds during the six-month period ended April 30, 2015. Fees incurred and the related waiver for these transfer agent services are shown on each Fund’s Statement of Operations. The voluntary waiver may be discontinued at any time.

Shareholders

On April 30, 2015, Harbor Capital, Harbor Funds Distributors, and Harbor Services Group, collectively held the following shares of beneficial interest in the Funds:

	Number of Shares Owned by Harbor Capital, Harbor Funds Distributors, and Harbor Services Group				Percentage of Outstanding Shares
	Institutional Class	Administrative Class	Investor Class	Total
Harbor Target Retirement Income Fund	8,218	1,644	1,644	11,506	0.6%
Harbor Target Retirement 2015 Fund	7,780	1,556	1,556	10,892	1.1%
Harbor Target Retirement 2020 Fund	20,902	1,754	1,754	24,410	0.9%
Harbor Target Retirement 2025 Fund	18,260	1,466	1,466	21,192	2.4%
Harbor Target Retirement 2030 Fund	49,429	2,057	2,057	53,543	1.9%
Harbor Target Retirement 2035 Fund	22,563	1,450	1,450	25,463	3.9%
Harbor Target Retirement 2040 Fund	11,273	2,254	2,254	15,781	0.7%
Harbor Target Retirement 2045 Fund	41,113	1,472	1,472	44,057	13.2%
Harbor Target Retirement 2050 Fund	19,577	2,070	2,070	23,717	1.2%
Harbor Target Retirement 2055 Fund	7,653	1,015	1,015	9,683	23.4%

Independent Trustees

The Independent Trustees received no remuneration from the Target Retirement Funds for the six-month period ended April 30, 2015.

Indemnification

Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business the Trust enters into contracts

79

Harbor Target Retirement Funds

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 4—FEES AND OTHER TRANSACTIONS WITH AFFILIATES—Continued

that provide general indemnities to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

NOTE 5—TAX INFORMATION

The identified cost for federal income tax purposes of investments owned by each Fund and their respective gross unrealized appreciation and depreciation at April 30, 2015 are as follows:

	Identified Cost	Gross Unrealized		Net Unrealized Appreciation/ (Depreciation)
		Appreciation	(Depreciation)
Harbor Target Retirement Income Fund	$17,054	$446	$(394)	$52
Harbor Target Retirement 2015 Fund	10,656	201	(223)	(22)
Harbor Target Retirement 2020 Fund	27,948	1,425	(745)	680
Harbor Target Retirement 2025 Fund	11,097	488	(223)	265
Harbor Target Retirement 2030 Fund	25,233	2,405	(659)	1,746
Harbor Target Retirement 2035 Fund	8,983	375	(160)	215
Harbor Target Retirement 2040 Fund	17,803	2,627	(349)	2,278
Harbor Target Retirement 2045 Fund	4,555	448	(57)	391
Harbor Target Retirement 2050 Fund	17,921	3,294	(205)	3,089
Harbor Target Retirement 2055 Fund	422	13	—	13

NOTE 6—SUBSEQUENT EVENTS

Through the date the financial statements were issued, no subsequent events or transactions had occurred that would have materially impacted the financial statements or related disclosures as presented herein.

80

Harbor Target Retirement Funds

FEES AND EXPENSE EXAMPLE (Unaudited)

Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including redemption fees (if any) and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period November 1, 2014 through April 30, 2015.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses for each share class. You may use the information in the respective class line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of the respective class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. Each Fund, as a shareholder in the Underlying Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the Underlying Funds. These fees and expenses are not included in each Fund’s annualized expense ratio used to calculate the expense estimates in the table below.

Hypothetical Example for Comparison Purposes

The second line of the table for each share class below provides information about hypothetical account values and hypothetical expenses based on the respective Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the respective Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Each Fund, as a shareholder in the Underlying Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the Underlying Funds. These fees and expenses are not included in each Fund’s annualized expense ratio used to calculate the expense estimates in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio	Expenses Paid During Period*		Beginning Account Value (November 1, 2014)	Ending Account Value (April 30, 2015)
Harbor Target Retirement Income
Institutional Class	0.00%
Actual		$0.00		$1,000	$1,025.30
Hypothetical (5% return)		0.00		1,000	1,024.86
Administrative Class	0.00%
Actual		$0.00	**	$1,000	$1,024.20
Hypothetical (5% return)		0.00		1,000	1,024.86
Investor Class	0.00%
Actual		$0.00	**	$1,000	$1,024.20
Hypothetical (5% return)		0.00		1,000	1,024.86

81

Harbor Target Retirement Funds

FEES AND EXPENSE EXAMPLE—Continued

	Annualized Expense Ratio	Expenses Paid During Period*		Beginning Account Value (November 1, 2014)	Ending Account Value (April 30, 2015)
Harbor Target Retirement 2015
Institutional Class	0.00%
Actual		$0.00		$1,000	$1,026.40
Hypothetical (5% return)		0.00		1,000	1,024.86
Administrative Class	0.00%
Actual		$0.00	**	$1,000	$1,025.60
Hypothetical (5% return)		0.00		1,000	1,024.86
Investor Class	0.00%
Actual		$0.00	**	$1,000	$1,026.40
Hypothetical (5% return)		0.00		1,000	1,024.86
Harbor Target Retirement 2020
Institutional Class	0.00%
Actual		$0.00		$1,000	$1,032.20
Hypothetical (5% return)		0.00		1,000	1,024.86
Administrative Class	0.00%
Actual		$0.00	**	$1,000	$1,032.20
Hypothetical (5% return)		0.00		1,000	1,024.86
Investor Class	0.00%
Actual		$0.00	**	$1,000	$1,032.20
Hypothetical (5% return)		0.00		1,000	1,024.86
Harbor Target Retirement 2025
Institutional Class	0.00%
Actual		$0.00		$1,000	$1,033.60
Hypothetical (5% return)		0.00		1,000	1,024.86
Administrative Class	0.00%
Actual		$0.00	**	$1,000	$1,033.70
Hypothetical (5% return)		0.00		1,000	1,024.86
Investor Class	0.00%
Actual		$0.00	**	$1,000	$1,033.70
Hypothetical (5% return)		0.00		1,000	1,024.86
Harbor Target Retirement 2030
Institutional Class	0.00%
Actual		$0.00		$1,000	$1,036.10
Hypothetical (5% return)		0.00		1,000	1,024.86
Administrative Class	0.00%
Actual		$0.00	**	$1,000	$1,037.30
Hypothetical (5% return)		0.00		1,000	1,024.86
Investor Class	0.00%
Actual		$0.00	**	$1,000	$1,037.30
Hypothetical (5% return)		0.00		1,000	1,024.86
Harbor Target Retirement 2035
Institutional Class	0.00%
Actual		$0.00		$1,000	$1,040.40
Hypothetical (5% return)		0.00		1,000	1,024.86
Administrative Class	0.00%
Actual		$0.00	**	$1,000	$1,040.40
Hypothetical (5% return)		0.00		1,000	1,024.86
Investor Class	0.00%
Actual		$0.00	**	$1,000	$1,040.40
Hypothetical (5% return)		0.00		1,000	1,024.86

82

Harbor Target Retirement Funds

FEES AND EXPENSE EXAMPLE—Continued

	Annualized Expense Ratio	Expenses Paid During Period*		Beginning Account Value (November 1, 2014)	Ending Account Value (April 30, 2015)
Harbor Target Retirement 2040
Institutional Class	0.00%
Actual		$0.00		$1,000	$1,047.30
Hypothetical (5% return)		0.00		1,000	1,024.86
Administrative Class	0.00%
Actual		$0.00	**	$1,000	$1,047.20
Hypothetical (5% return)		0.00		1,000	1,024.86
Investor Class	0.00%
Actual		$0.00	**	$1,000	$1,047.20
Hypothetical (5% return)		0.00		1,000	1,024.86
Harbor Target Retirement 2045
Institutional Class	0.00%
Actual		$0.00		$1,000	$1,052.00
Hypothetical (5% return)		0.00		1,000	1,024.86
Administrative Class	0.00%
Actual		$0.00	**	$1,000	$1,052.10
Hypothetical (5% return)		0.00		1,000	1,024.86
Investor Class	0.00%
Actual		$0.00	**	$1,000	$1,052.10
Hypothetical (5% return)		0.00		1,000	1,024.86
Harbor Target Retirement 2050
Institutional Class	0.00%
Actual		$0.00		$1,000	$1,059.50
Hypothetical (5% return)		0.00		1,000	1,024.86
Administrative Class	0.00%
Actual		$0.00	**	$1,000	$1,059.40
Hypothetical (5% return)		0.00		1,000	1,024.86
Investor Class	0.00%
Actual		$0.00	**	$1,000	$1,059.40
Hypothetical (5% return)		0.00		1,000	1,024.86
Harbor Target Retirement 2055
Institutional Class	0.00%
Actual		$0.00		$1,000	$1,064.50
Hypothetical (5% return)		0.00		1,000	1,024.86
Administrative Class	0.00%
Actual		$0.00	**	$1,000	$1,063.40
Hypothetical (5% return)		0.00		1,000	1,024.86
Investor Class	0.00%
Actual		$0.00	**	$1,000	$1,063.40
Hypothetical (5% return)		0.00		1,000	1,024.86
*	Expenses are equal to the Fund’s annualized net expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

**	Transfer agent fees and 12b-1 fees have been waived for the reporting period.

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Harbor Target Retirement Funds

ADDITIONAL INFORMATION (Unaudited)

PROXY VOTING

The Funds have adopted Proxy Voting Policies and Procedures under which the Funds vote proxies relating to securities held by the Funds. In addition, the Funds file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. A description of the Funds’ Proxy Voting Policies and Procedures and the Funds’ proxy voting record (Form N-PX) is available (i) without charge, upon request, by calling Harbor Funds toll-free at 800-422-1050; (ii) on the Funds’ website at harborfunds.com; and (iii) on the SEC’s website at www.sec.gov.

HOUSEHOLDING

Harbor Funds has adopted a policy that allows it to send only one copy of a Fund’s prospectus, proxy material, annual report and semi-annual report to certain shareholders residing at the same household. This reduces Fund expenses, which benefits you and other shareholders. If you need additional copies or do not want your mailings to be “householded,” please call the Shareholder Servicing Agent at 800-422-1050. Individual copies will be sent within thirty (30) days after the Shareholder Servicing Agent receives your instructions. Your consent to householding is considered valid until revoked.

QUARTERLY PORTFOLIO DISCLOSURES

Each Fund files a complete portfolio of investments with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q is available (i) without charge, upon request, by calling Harbor Funds toll-free at 800-422-1050, (ii) on the Funds’ website at harborfunds.com, and (iii) on the SEC’s web site at www.sec.gov. The form may also be viewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information regarding the operations of the Public Reference Room may also be obtained by calling 800-SEC-0330.

ADVISORY AGREEMENT APPROVALS

FACTORS CONSIDERED BY THE TRUSTEES IN APPROVING THE INVESTMENT ADVISORY AGREEMENTS OF THE TARGET RETIREMENT FUNDS

The Investment Company Act of 1940, as amended, requires that the Investment Advisory Agreement of each Fund be approved initially, and following an initial two-year term, at least annually, by the Harbor Funds Board of Trustees, including a majority of the Independent Trustees voting separately.

At an in-person meeting of the Board of Trustees held on February 8, 9, and 10, 2015 (the “Meeting”), the Board, including the Independent Trustees voting separately, considered and approved the continuation of an Investment Advisory Agreement with Harbor Capital Advisors, Inc., (the “Adviser”), with respect to Harbor Target Retirement Income Fund, Harbor Target Retirement 2015 Fund, Harbor Target Retirement 2020 Fund, Harbor Target Retirement 2025 Fund, Harbor Target Retirement 2030 Fund, Harbor Target Retirement 2035 Fund, Harbor Target Retirement 2040 Fund, Harbor Target Retirement 2045 Fund and Harbor Target Retirement 2050 Fund (each, a “Target Retirement Fund” and collectively, the “Target Retirement Funds”), each a series of the Harbor Funds.

In evaluating the Target Retirement Funds’ Investment Advisory Agreement, the Trustees reviewed materials furnished by the Adviser, including information about its affiliates, personnel, and operations and also relied upon their knowledge of the Adviser resulting from their quarterly meetings, periodic telephonic meetings and other prior communications. At the Meeting, which had been called for the purpose of considering the continuation of the Investment Advisory Agreement, and at prior meetings, the Trustees, including the Independent Trustees, requested and received materials and presentations relating to Fund performance and the services rendered by the Adviser.

At the Meeting, the Trustees, including all of the Independent Trustees voting separately, determined that the terms of the Investment Advisory Agreement were fair and reasonable and approved the continuation for a one-year period of the Investment Advisory Agreement as being in the best interests of the respective Fund and its shareholders.

In their deliberations, the Independent Trustees had the opportunity to meet privately without representatives of the Adviser present and were represented throughout the process by legal counsel to the Independent Trustees and the Funds.

In considering the approval of the Target Retirement Funds’ Investment Advisory Agreement, the Board, including the Independent Trustees, evaluated a number of factors it considered relevant to its determination. The Board did not identify any single factor as all-important or controlling, and individual Trustees did not necessarily attribute the same weight or importance to each factor.

84

Harbor Target Retirement Funds

ADDITIONAL INFORMATION—Continued

Among the factors considered by the Trustees in approving the Investment Advisory Agreement were the following:

•

the nature, extent, and quality of the services provided by the Adviser, including the background, education, expertise and experience of the investment professionals of the Adviser who provide services to the Target Retirement Funds;

•	the favorable history, reputation, qualifications and background of the Adviser, as well as the qualifications of its personnel;

•

the profitability of the Adviser with respect to each Target Retirement Fund, including the effect of revenues of Harbor Services Group, Inc. (“Harbor Services Group”), the Target Retirement Funds’ transfer agent, and Harbor Funds Distributors, Inc. (“Harbor Funds Distributors”), the Target Retirement Funds’ principal underwriter, on such profitability;

•

while no fees were proposed to be charged by the Adviser for investment advisory services, the Adviser would benefit from assets invested in the Target Retirement Funds in the form of increased advisory fees from the underlying Harbor Funds attributable to assets invested in such Funds by the Target Retirement Funds;

•	the fees and expense ratios of each Target Retirement Fund relative to the quality of services provided and the fees and expense ratios of similar investment companies;

•	the investment performance of each Target Retirement Fund in comparison to peer funds and the impact of the Target Retirement Funds’ glidepaths on relative performance;

•

the compensation received by Harbor Services Group and Harbor Funds Distributors in consideration of the services each provides to the Target Retirement Funds, and any other “fall out” benefits that inure to the Adviser and its affiliates as a result of their relationship with the Target Retirement Funds;

•	information received at regular meetings throughout the year related to Target Retirement Funds’ performance and services rendered by the Adviser; and

•

information contained in materials provided by the Adviser and compiled by Lipper, Inc. (“Lipper”) as to the investment returns, advisory fees and total expense ratios of each share class of each Target Retirement Fund (and, in certain cases, total expense ratios of certain other classes) relative to those of other investment companies with similar objectives and strategies managed by other investment advisers, consisting both of a peer group of funds as well as a broader universe of funds compiled by Lipper.

Nature, Scope and Extent of Services

The Board evaluated the nature, scope and extent of the Adviser’s services in light of the Board’s extensive experience with the Adviser, as well as materials provided by the Adviser as part of its comprehensive written response to the 15(c) request letter prepared by legal counsel to the Independent Trustees in consultation with the Independent Trustees concerning the financial and other resources devoted by the Adviser to Harbor Funds, including the breadth and depth of experience and expertise of the investment, administrative, legal and compliance professionals dedicated to the Funds’ operations. The Trustees noted that the Adviser had a favorable long-term record of identifying mutual fund products that proved to be attractive to investors.

Investment Performance and Expense Ratios

In considering each Target Retirement Fund’s performance and expense ratio, the Trustees requested and received from the Adviser data compiled by Lipper. The Trustees also received information explaining the methodology for compilation of certain of this information and what it was intended to demonstrate.

Harbor Target Retirement Funds. In consideration of the Investment Advisory Agreement for each Target Retirement Fund (inception date of January 2, 2009 for each Target Retirement Fund), the Trustees noted that Lipper had selected 14 peer complexes’ target date funds as peers for the Harbor Target Retirement Funds that Lipper believes are the most comparable to the Target Retirement Funds. These 14 peer complexes are: AllianzGI Retirement Funds, BlackRock LifePath Active Portfolios, Fidelity Advisor Freedom Funds, Franklin LifeSmart Retirement Target Funds, John Hancock Retirement Living Portfolios, JPMorgan SmartRetirement Funds, MainStay Retirement Funds, MFS Lifetime Funds,

85

Harbor Target Retirement Funds

ADDITIONAL INFORMATION—Continued

Principal LifeTime Portfolios, Schwab Target Funds, T. Rowe Price Retirement Funds, USAA Target Retirement Funds, Vantagepoint Milestone Funds and Voya Retirement Solutions Funds. The Trustees further noted that the performance analysis conducted by Lipper included these 14 selected peers, as applicable, as the performance group and all target date funds as the performance universe.

The Trustees considered the expertise of Harbor Capital in managing assets generally and in the target retirement asset class specifically, noting that Harbor Capital had maintained risk-based asset allocation options for retirement plans sponsored by Owens-Illinois and other clients for more than 15 years prior to the 2009 launch of these funds. The Trustees noted that the Target Retirement Funds totaled $145.95 million in assets, out of a firm-wide total of approximately $81.28 billion in assets under management as of December 31, 2014.

The Trustees considered that the glidepaths for the Target Retirement Funds are generally more conservative compared to the peer funds in that the equity exposure for the Target Retirement Funds declines more steeply than it does in other target date fund families. The Trustees considered how strong equity market performance would, thus, negatively impact the performance of the Target Retirement Funds relative to their more aggressively positioned peer funds. The Trustees also considered the fact that Harbor Capital charged no management fee to the Funds and that Harbor Capital was voluntarily waiving its fees and/or reimbursing each of the Target Retirement Fund’s expenses, acknowledging that the waivers/reimbursements could be discontinued at any time. The Trustees noted that Harbor Capital’s profitability in managing the Target Retirement Funds was negative.

The Trustees analyzed the Institutional Class performance and expenses of each Target Retirement Fund (after giving effect to waivers and/or reimbursements, if applicable, that reduced the expenses of the Fund or its peer funds), as well as Lipper comparisons of underlying fund expenses, and made certain observations and findings as to each Fund as noted below.

Harbor Target Retirement Income Fund. The Trustees noted the Fund’s Institutional Class outperformance relative to its universe median for the four-year period ended December 31, 2014 and the Fund’s underperformance relative to its universe median for the one-, two-, three- and five-year periods ended December 31, 2014 according to Lipper. The Trustees also considered the Lipper comparison of underlying fund expenses showing that the Fund’s underlying fund expenses were above the peer group median. They also noted that the Fund’s underlying fund expenses caused the Fund to rank in the bottom third of its peer group. The actual total expense ratio of the Fund’s Institutional Class was above both the peer group and universe medians.

Harbor Target Retirement 2015 Fund. The Trustees noted the Fund’s Institutional Class underperformance relative to its universe medians for the one-, two-, three-, four- and five-year periods ended December 31, 2014 according to Lipper. The Trustees also considered the Lipper comparison of underlying fund expenses showing that the Fund’s underlying fund expenses were above the peer group median. They also noted that the Fund’s underlying fund expenses caused the Fund to rank in the third quarter of its peer group. The actual total expense ratio of the Fund’s Institutional Class was below the peer group and universe medians.

Harbor Target Retirement 2020 Fund. The Trustees noted the Fund’s Institutional Class underperformance relative to its universe medians for the one-, two-, three-, four- and five-year periods ended December 31, 2014 according to Lipper. The Trustees also considered the Lipper comparison of underlying fund expenses showing that the Fund’s underlying fund expenses were above the peer group median. They also noted that the Fund’s underlying fund expenses were in the bottom quintile of its peer group. The actual total expense ratio of the Fund’s Institutional Class was below both the peer group and universe medians.

Harbor Target Retirement 2025 Fund. The Trustees noted the Fund’s Institutional Class underperformance relative to its universe medians for the one-, two-, three-, four- and five-year periods ended December 31, 2014 according to Lipper. The Trustees also considered the Lipper comparison of underlying fund expenses showing that the Fund’s underlying fund expenses were slightly above the peer group median. They also noted that the Fund’s underlying fund expenses were in the bottom half of its peer group. The actual total expense ratio of the Fund’s Institutional Class was below both the peer group and universe medians.

Harbor Target Retirement 2030 Fund. The Trustees noted the Fund’s Institutional Class underperformance relative to its universe medians for the one-, two-, three-, four- and five-year periods ended December 31, 2014 according to Lipper. The Trustees also considered the Lipper comparison of underlying fund expenses showing that the Fund’s underlying fund expenses were at the peer group median. They also noted that the Fund’s underlying fund expenses were in the middle of its peer group. The actual total expense ratio of the Fund’s Institutional Class was below both the peer group and universe medians.

86

Harbor Target Retirement Funds

ADDITIONAL INFORMATION—Continued

Harbor Target Retirement 2035 Fund. The Trustees noted the Fund’s Institutional Class underperformance relative to its universe medians for the one-, two-, three-, four- and five-year periods ended December 31, 2014 according to Lipper. The Trustees also considered the Lipper comparison of underlying fund expenses showing that the Fund’s underlying fund expenses were at the peer group median. They also noted that the Fund’s underlying fund expenses were in the middle of its peer group. The actual total expense ratio of the Fund’s Institutional Class was below both the peer group and universe medians.

Harbor Target Retirement 2040 Fund. The Trustees noted the Fund’s Institutional Class underperformance relative to its universe medians for the one-, two-, three-, four- and five-year periods ended December 31, 2014 according to Lipper. The Trustees also considered the Lipper comparison of underlying fund expenses showing that the Fund’s underlying fund expenses were at the peer group median. They also noted that the Fund’s underlying fund expenses were in the middle of its peer group. The actual total expense ratio of the Fund’s Institutional Class was below both the peer group and universe medians.

Harbor Target Retirement 2045 Fund. The Trustees noted the Fund’s Institutional Class underperformance relative to its universe medians for the one-, two-, three-, four- and five-year periods ended December 31, 2014 according to Lipper. The Fund’s performance was at its Lipper universe median for the one-year period ended December 31, 2013. The Trustees also considered the Lipper comparison of underlying fund expenses showing that the Fund’s underlying fund expenses were slightly above the peer group median. They also noted that the Fund’s underlying fund expenses caused the Fund to rank in the bottom half of its peer group. The actual total expense ratio of the Fund’s Institutional Class was below both the peer group and universe medians.

Harbor Target Retirement 2050 Fund. The Trustees noted the Fund’s Institutional Class outperformance relative to its universe median for the three-year period ended December 31, 2014, its underperformance for the one-, two- and five-year periods ended December 31, 2014, and its performance at the universe median for the four-year period ended December 31, 2014. The Trustees also considered the Lipper comparison of underlying fund expenses showing that the Fund’s underlying fund expenses were slightly above the peer group median. They also noted that the Fund’s underlying fund expenses caused the Fund to rank in the bottom half of its peer group. The actual total expense ratio of the Fund’s Institutional Class was below both the peer group and universe medians.

* * *

Advisory Fees and Profitability

The Trustees noted that the Adviser receives no fee from any of the Target Retirement Funds for the Adviser’s services in allocating the Target Retirement Funds’ assets among shares of the other Harbor Funds. They also noted that the Adviser benefits indirectly from assets invested in the Target Retirement Funds in the form of increased advisory fees from the underlying Harbor Funds attributable to assets invested in such funds by the Target Retirement Funds and that the Board considers the issue of the Adviser’s profitability in operating these underlying funds at least annually as part of its annual investment advisory contract review process with respect to all of the Harbor Funds. The Board also noted that the Adviser was waiving fees and/or reimbursing a portion of each of the Target Retirement Fund’s expenses and that the Adviser was incurring a loss in operating the Target Retirement Funds.

Economies of Scale

As the Adviser does not receive a fee from any of the Target Retirement Funds for the Adviser’s services, the Trustees determined that it was unnecessary to consider economies of scale in this context. However, given that the Adviser benefits from assets invested in the Target Retirement Funds in the form of increased advisory fees from the underlying Harbor Funds, the Board noted that it considers the issue of breakpoints in the Harbor Funds’ fee schedules at least annually as part of its annual investment contract review process for all of the underlying Harbor Funds.

FACTORS CONSIDERED BY THE TRUSTEES IN APPROVING THE INVESTMENT ADVISORY AGREEMENT OF HARBOR TARGET RETIREMENT 2055 FUND

The Investment Company Act of 1940, as amended, requires that the Investment Advisory Agreement of each Fund be approved initially, and following an initial two-year term, at least annually, by the Harbor Funds Board of Trustees, including a majority of the Independent Trustees voting separately.

87

Harbor Target Retirement Funds

ADDITIONAL INFORMATION—Continued

At an in-person meeting of the Board of Trustees held on May 18 and 19, 2014 (the “Meeting”), the Board, including the Independent Trustees voting separately, considered and approved an Investment Advisory Agreement with Harbor Capital Advisors, Inc., the adviser to the Harbor Funds (the “Adviser”), with respect to the Harbor Target Retirement 2055 Fund (the “2055 Fund”), a newly formed series of the Harbor Funds.

In evaluating the Investment Advisory Agreement, the Trustees reviewed materials furnished by the Adviser, including information about its affiliates, personnel, and operations and also relied upon their knowledge of the Adviser resulting from their quarterly meetings, periodic telephonic meetings and other prior communications. At the Meeting, which had been called for the purpose of considering the Investment Advisory Agreement, the Trustees, including the Independent Trustees, requested and received materials and presentations relating to the existing Target Retirement Funds’ performance and the services to be rendered by the Adviser.

At the Meeting, the Trustees, including all of the Independent Trustees voting separately, determined that the terms of the Investment Advisory Agreement were fair and reasonable and approved the Investment Advisory Agreement for an initial two-year term as being in the best interests of the 2055 Fund and its future shareholders.

In their deliberations, the Independent Trustees had the opportunity to meet privately without representatives of the Adviser present and were represented throughout the process by legal counsel to the Independent Trustees and the Harbor Funds.

In considering the approval of the 2055 Fund’s proposed Investment Advisory Agreement, the Board, including the Independent Trustees, evaluated a number of factors it considered relevant to its determination. The Board did not identify any single factor as all-important or controlling, and individual Trustees did not necessarily attribute the same weight or importance to each factor.

Among the factors considered by the Trustees in approving the new Investment Advisory Agreement were the following:

•

the nature, extent, and quality of the services expected to be provided by the Adviser, including the background, education, expertise and experience of the investment professionals of the Adviser who provide services to the 2055 Fund;

•	the favorable history, reputation, qualifications and background of the Adviser, as well as the qualifications of its personnel;

•

while no fees were proposed to be charged by the Adviser for investment advisory services, the Adviser would benefit from assets invested in the 2055 Fund in the form of increased advisory fees from the underlying Harbor Funds attributable to assets invested in such Funds by the 2055 Fund;

•

the proposed expense ratio of the 2055 Fund, including its expense ratio taking into account expenses of the underlying Harbor Funds relative to the fees and expense ratios of similar investment companies;

•	the investment performance of each existing Target Retirement Fund in comparison to peer funds and the impact of the existing Target Retirement Funds’ glidepaths on relative performance;

•

the compensation to be received by Harbor Services Group, the 2055 Fund’s transfer agent, and Harbor Funds Distributors, the 2055 Fund’s principal underwriter, in consideration of the services each will provide to the 2055 Fund, and any other “fall out” benefits that inure to the Adviser and its affiliates as a result of their relationship with the 2055 Fund;

•	information received at regular meetings throughout the year related to the existing Target Retirement Funds’ performance and services rendered by the Adviser;

•

information contained in materials provided by the Adviser and compiled by Lipper, Inc. (“Lipper”) as to the investment returns, advisory fees and total expense ratios of the Harbor Target Retirement 2050 Fund, an existing Target Retirement Fund with similar objectives and strategies, relative to those of other investment companies with similar objectives and strategies managed by other investment advisers, consisting both of a peer group of funds as well as a broader universe of funds compiled by Lipper; and

•

information contained in materials compiled by Morningstar, Inc. (“Morningstar”) as to the investment returns of the Institutional Class of each Fund relative to those of other investment companies with similar objectives and strategies managed by other investment advisers.

88

Harbor Target Retirement Funds

ADDITIONAL INFORMATION—Continued

Nature, Scope and Extent of Services

The Board evaluated the nature, scope and extent of the services to be provided by the Adviser in light of the Board’s actual experience with the Adviser, as well as materials provided by the Adviser as part of its comprehensive written response to the 15(c) request letter prepared by legal counsel to the Independent Trustees in consultation with the Independent Trustees concerning the financial and other resources devoted by the Adviser to Harbor Funds, including the breadth and depth of experience and expertise of the investment, administrative, legal and compliance professionals dedicated to the Funds’ operations. The Trustees noted that the Adviser had a favorable long-term record of identifying mutual fund products that proved to be attractive to investors.

Investment Performance and Expense Ratios

In considering the 2055 Fund’s potential performance and proposed expense ratio, the Trustees requested and received from the Adviser data compiled by Lipper and Morningstar concerning comparative performance, fees and expense ratios with respect to the Harbor Target Retirement 2050 Fund. The Trustees also received information explaining the methodology for compilation of certain of this information and what it was intended to demonstrate.

Advisory Fees and Profitability

The Trustees noted that the Adviser would not receive a fee from the 2055 Fund for the Adviser’s services in allocating the 2055 Fund’s assets among shares of the other Harbor Funds. They also noted that the Adviser could benefit indirectly from assets invested in the 2055 Fund in the form of increased advisory fees from the underlying Harbor Funds attributable to assets invested in such funds by the 2055 Fund and that the Board considers the issue of the Adviser’s profitability in operating these underlying funds at least annually as part of its annual investment advisory contract review process with respect to all of the Harbor Funds. The Board also noted that the Adviser would waive fees and/or reimburse a portion of the 2055 Fund’s expenses and that the Adviser would expect to incur a loss in operating the 2055 Fund.

Economies of Scale

As the Adviser would not receive a fee from the 2055 Fund for the Adviser’s services, the Trustees determined that it was unnecessary to consider economies of scale in this context. However, given that the Adviser would potentially benefit from assets invested in the 2055 Fund in the form of increased advisory fees from the underlying Harbor Funds, the Board noted that it considers the issue of breakpoints in the Harbor Funds’ fee schedules at least annually as part of its annual investment contract review process for all of the underlying Harbor Funds.

89

Harbor Target Retirement Funds

ADDITIONAL INFORMATION—Continued

TRUSTEES AND OFFICERS

(As of June 2015)

The business and affairs of the Trust shall be managed by or under the direction of the Trustees, and they shall have all powers necessary or desirable to carry out that responsibility. The Trustees shall have full power and authority to take or refrain from taking any action and to execute any contracts and instruments that they may consider necessary or desirable in the management of the Trust. Any determination made by the Trustees in good faith as to what is in the interests of the Trust shall be conclusive. Information pertaining to the Trustees and Officers of Harbor Funds is set forth below. The address of each Trustee and Officer is: [Name of Trustee or Officer] c/o Harbor Funds, 111 South Wacker Drive, 34th Floor, Chicago, IL 60606-4302.

The Harbor Funds’ Statement of Additional Information includes additional information about the Trust’s Trustees and is available without charge by calling 800-422-1050 or at the Trust’s website at harborfunds.com.

Name (Age) Position(s) with Fund Address	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships of Public Companies and Other Registered Investment Companies Held by Trustee During Past Five Years
INDEPENDENT TRUSTEES
Scott M. Amero (51) Trustee	Since 2014	Trustee, Rare (conservation non-profit) (2011-Present); Trustee, Berkshire School (2014-Present); BlackRock, Inc., (publicly traded investment management firm) Vice Chairman and Global Chief Investment Officer, Fixed Income (2010), Vice Chairman and Global Chief Investment Officer, Fixed Income, and Co-Head, Fixed Income Portfolio Management (2007-2010).	28	Director, Anthracite Capital, Inc. (2005-2010).

Raymond J. Ball (70) Trustee	Since 2006	Sidney Davidson Distinguished Service Professor of Accounting, University of Chicago Booth School of Business (2000-Present); Academic Affiliate, Analysis Group (litigation consulting firm) (2000-Present); Financial Reporting Faculty Advisory Group of the Institute of Chartered Accountants in England and Wales (2008-Present); and Advisory Board of the Center for Accounting Research & Education at University of Notre Dame (2006-Present).	28	None

Donna J. Dean (63) Trustee	Since 2010	Chief Investment Officer of the Rockefeller Foundation (a private foundation) (1995-Present); and Trustee of Queens University of Charlotte, North Carolina (2000-2014).	28	None

Randall A. Hack (68) Trustee	Since 2010	Founder and Senior Managing Director of Capstone Capital LLC (a private investment firm) (2003-Present); Director of Tower Development Corporation (cell tower developer) (2009-Present); and Advisory Director of Berkshire Partners (a private equity firm) (2002-2013).	28	Director of FiberTower Corporation (2002-2011).

Robert Kasdin (57) Trustee	Since 2014	Senior Vice President and Chief Operating Officer, Johns Hopkins Medicine (2015-Present); Senior Executive Vice President, Columbia University (2002-2015); Trustee, National September 11 Memorial & Museum at the World Trade Center (2005-Present); Trustee, The Metropolitan Museum of Art (2014-Present); Trustee (2004-2014) and President of the Board of Trustees (2006-2011), The Dalton School; Trustee, ARTstor Digital Library (a nonprofit digital images resource) (2013-Present); Director, Apollo Commercial Real Estate Finance, Inc. (2014-Present); and Director, Noranda Aluminum Holdings Corp. (2007-2014).	28	Director of Noranda Aluminum Holdings Corp. (2007-2014); and Director of Apollo Commercial Real Estate Finance, Inc. (2014-Present).

Rodger F. Smith (74) Trustee	Since 1987	Managing Director, Greenwich Associates (a research based consulting firm) (1976-Present); and Chair of Trust Advisory Committee of Tau Beta Pi Association (engineering honor society) (1985-Present).	28	None

Ann M. Spruill (61) Trustee	Since 2014	Partner (1993-2008), Member of Executive Committee (1996-2008), Member Board of Directors (2000-2008), Grantham, Mayo, Van Otterloo & Co. LLC (private investment management firm) (with the firm since 1990); Member Investment Committee and Chair of Global Equities, Museum of Fine Arts, Boston (2000-Present); and Trustee, Financial Accounting Foundation (2014-Present).	28	None

90

Harbor Target Retirement Funds

ADDITIONAL INFORMATION—Continued

Name (Age) Position(s) with Fund Address	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships of Public Companies and Other Registered Investment Companies Held by Trustee During Past Five Years
INTERESTED TRUSTEE
David G. Van Hooser (68)* Chairman, Trustee and President	Since 2000	President (2002-Present), Director and Chairman of the Board (2000-Present), Harbor Capital Advisors, Inc.; Chief Executive Officer (2007-Present), Chief Financial Officer (2012-Present), Treasurer (2007-2012) and Director (2000-Present), Harbor Funds Distributors, Inc.; and Director (2000-Present), Harbor Services Group, Inc.	28	None
FUND OFFICERS NOT LISTED ABOVE**
Charles F. McCain (45) Chief Compliance Officer	Since 2004	Executive Vice President and General Counsel (2004-Present) and Chief Compliance Officer (2004-2014), Harbor Capital Advisors, Inc.; Director (2007-Present) and Chief Compliance Officer (2004-Present), Harbor Services Group, Inc.; and Director, Executive Vice President and Chief Compliance Officer (2007-Present), Harbor Funds Distributors, Inc.

Anmarie S. Kolinski (43) Treasurer	Since 2007	Executive Vice President and Chief Financial Officer (2007-Present), Harbor Capital Advisors, Inc.; Chief Financial Officer (2007-Present), Harbor Services Group, Inc.; and Treasurer (2012-Present), Harbor Funds Distributors, Inc.

Erik D. Ojala (40) Vice President and Secretary; AML Compliance Officer	Since 2007; Since 2010	Senior Vice President and Associate General Counsel (2007-Present) and Secretary (2010-Present), Harbor Capital Advisors, Inc.; and Assistant Secretary (2014-Present), Harbor Services Group, Inc.

Brian L. Collins (46) Vice President	Since 2005	Executive Vice President and Chief Investment Officer (2004-Present), Harbor Capital Advisors, Inc.

Charles P. Ragusa (56) Vice President	Since 2007	Executive Vice President (2007-Present), Harbor Capital Advisors, Inc.; President (2007-Present), Harbor Services Group, Inc.; and Executive Vice President and AML Compliance Officer (2007-Present), Harbor Funds Distributors, Inc.

Jodie L. Crotteau (43) Assistant Secretary	Since 2014	Senior Vice President and Chief Compliance Officer, Harbor Capital Advisors, Inc. (2014-Present); Vice President and Chief Compliance Officer, Grosvenor Registered Funds (2011-2014); Vice President, Grosvenor Capital Management, L.P. (2010-2014); Assistant Secretary (2005-2010) and AML Compliance Officer (2007-2010), Harbor Funds; Vice President, Secretary and Compliance Director (2007-2010), Harbor Capital Advisors, Inc.; Assistant Secretary (2005-2010), Harbor Services Group, Inc.; and Assistant Secretary (2007-2010), Harbor Funds Distributors, Inc.

Susan A. DeRoche (62) Assistant Secretary	Since 2006	Senior Vice President and Compliance Director (2007-Present) and Assistant Secretary (2006-Present), Harbor Capital Advisors, Inc.; Senior Vice President (2011–Present) and Secretary (2007-Present), Harbor Funds Distributors, Inc.; and Secretary (2014-Present) and Assistant Secretary (2012-2013), Harbor Services Group, Inc.

John M. Paral (46) Assistant Treasurer	Since 2013	Vice President (2012-Present) and Financial Reporting Manager (2007-2012), Harbor Capital Advisors, Inc.

1	Each Trustee serves for an indefinite term, until his successor is elected. Each Officer is elected annually.
*	Mr. Van Hooser is deemed an “Interested Trustee” due to his affiliation with the Adviser and Distributor of Harbor Funds.
**	Officers of the Funds are “interested persons” as defined in the Investment Company Act.

91

THIS PRIVACY STATEMENT IS NOT PART OF THIS REPORT

Harbor’s Privacy Statement

The following privacy statement is issued by Harbor Funds and each series of Harbor Funds and its affiliates, Harbor Capital Advisors, Inc., Harbor Services Group, Inc. and Harbor Funds Distributors, Inc. These measures reflect our commitment to maintaining the privacy of your confidential information. We appreciate the confidence you have shown by entrusting us with your assets.

Personal Information	It is our policy to respect the privacy of current and former shareholders and to protect personal information entrusted to us. We do not sell your personal information to anyone.

In the course of providing products and services, we collect non-public personal information about you from the following sources: applications, forms, our website (including any information captured through our use of “cookies”), through mobile applications, by telephone and in correspondence and transactions with us, our affiliates or other parties.

The non-public personal information collected may include name, address, e-mail address, telephone/fax numbers, account number, social security or taxpayer identification number, investment activity, and bank account information.

When you visit us through our website or a mobile application, we may collect technical and navigational information, such as computer browser type, Internet protocol address, pages visited and average time spent on our website. We may use this information to alert you to software compatibility issues, or to improve our web design and functionality. We use “cookies” and similar files that may be placed on your hard drive for security purposes, to facilitate site navigation and to personalize the appearance of our site.

Information Sharing	We occasionally disclose non-public personal information about our current or former shareholders with affiliated and non-affiliated parties, as permitted or required by law or regulation. In the normal course of servicing our shareholders, information we collect may be shared with non-affiliated companies that perform support services on our behalf or to other firms that assist us in providing you with products and services, such as custodians, transfer agents, broker-dealers and marketing service firms, as well as with other financial institutions. These companies may not use the information for any other purpose and we require them to keep the information they handle confidential. We may also share information with affiliates that are engaged in a variety of financial services in order to better service your account(s).

When information is shared with third parties, they are not permitted to use the information for any purpose other than to assist our servicing of your account(s) or as permitted by law.

If you close your account(s) or if we lose contact with you, we will continue to share information in accordance with our current privacy policy and practices.

Access to Information	Access to non-public personal information is limited to employees, agents or other parties who need to know that information to perform their jobs, such as servicing your account(s), resolving problems or informing you of new products or services.

Security	We maintain physical, electronic and procedural safeguards that comply with industry standards to protect your non-public personal information.

For shareholders accessing information through our website or a mobile application, various forms of Internet security, such as data encryption firewall barriers, user names and passwords, and other tools are used. For additional information regarding our security measures, visit the terms and conditions of use on our website at harborfunds.com. If you have any questions or concerns about how we maintain the privacy of your non-public personal information, please contact us at 800-422-1050 Monday through Friday, between the hours of 8:00 a.m. and 6:00 p.m. Eastern time.

We recommend that you read and retain this notice for your personal files

Eff. November 2013

92

Glossary

12b-1 Fee—A mutual fund fee, named for the SEC rule that permits it, used to pay for broker-dealer compensation and other distribution costs. If a fund has a 12b-1 fee, it will be disclosed in the fee table of a fund’s prospectus.

ADR—ADR after the name of a foreign holding stands for American Depositary Receipts representing ownership of foreign securities. ADRs are issued by U.S. banking institutions.

Average Market Capitalization—The average market capitalization of a fund’s equity portfolio gives you a measure of the size of the companies in which the fund invests. Market capitalization is calculated by multiplying the number of a company’s shares outstanding by its price per share.

Average Weighted Coupon—A calculation from a fund’s portfolio by weighting the coupon of each bond by its relative size in the portfolio.

Barclays U.S. Aggregate Bond Index—The Barclays U.S. Aggregate Bond Index is an unmanaged index of investment-grade fixed-rate debt issues with maturities of at least one year. This unmanaged index does not reflect fees and expenses and is not available for direct investment.

Barclays U.S. TIPS Index—The Barclays U.S. TIPS Index is an unmanaged market index comprised of all U.S. Treasury Inflation Protected Securities rated investment grade (Baa3 or better), have at least one year to final maturity, and at least $250 million par amount outstanding. This unmanaged index does not reflect fees and expenses and is not available for direct investment.

Beta—A measure of market-related risk. The beta of every index is 1.00, no matter how volatile the index is. A beta less than one means the portfolio is less volatile than the index. A beta higher than one indicates more volatility than the index.

Bloomberg Commodity Index Total ReturnSM—The Bloomberg Commodity Index Total ReturnSM is a broadly diversified index that tracks the commodities markets through commodity futures contracts. This unmanaged index does not reflect fees and expenses and is not available for direct investment.

BofA Merrill Lynch All U.S. Convertibles Ex Mandatory Index—The BofA Merrill Lynch All U.S. Convertibles Ex Mandatory Index is broadly representative of the U.S. convertible securities market, consisting of publicly traded issues, denominated in U.S. dollars, of all credit qualities, and excluding mandatory (equity-linked) convertibles. This unmanaged index does not reflect fees and expenses and is not available for direct investment.

BofA Merrill Lynch U.S. Dollar 3-Month LIBOR Constant Maturity Index—The BofA Merrill Lynch U.S. Dollar 3-Month LIBOR Constant Maturity Index tracks the performance of a synthetic asset paying Libor to a stated maturity. The index is based on the assumed purchase at par of a synthetic instrument having exactly its stated maturity and with a coupon equal to that day’s fixing rate. That issue is assumed to be sold the following business day (priced at a yield equal to the current day fixing rate) and rolled into a new instrument. This unmanaged index does not reflect fees and expenses and is not available for direct investment.

BofA Merrill Lynch 3-Month U.S. Treasury Bill Index—The BofA Merrill Lynch 3-Month U.S. Treasury Bill Index is comprised of a single U.S. Treasury Bill issue purchased at the beginning of each month and held for a full month, at which time that issue is sold and rolled into a newly selected issue. The issue selected each month is that having a maturity date closest to, but not beyond 90 days from the rebalance date.

BofA Merrill Lynch U.S. High Yield Index—The BofA Merrill Lynch U.S. High Yield Index is an unmanaged index that tracks the performance of below investment grade U.S. dollar-denominated corporate bonds publicly issued in the U.S. domestic market. All bonds are U.S. dollar denominated and rated Split BBB and below. This unmanaged index does not reflect fees and expenses and is not available for direct investment.

BofA Merrill Lynch U.S. Non-Distressed High Yield Index—The BofA Merrill Lynch U.S. Non-Distressed High Yield Index is a subset of the BofA Merrill Lynch U.S. High Yield Index including all securities with an option-adjusted spread less than 1,000 basis points. The unmanaged index does not reflect fees and expenses and is not available for direct investment.

Bottom-Up Equity Management Style—A management style that de-emphasizes the significance of economic and market cycles, focusing instead on the analysis of individual stocks.

Capital Gains Distribution—Profits distributed to shareholders resulting from the sale of securities held in the fund’s portfolio.

93

Glossary—Continued

Credit Risk—The possibility that a bond issuer may not be able to pay interest and repay its debt.

CUSIP Number—Identification number assigned to every stock, corporate bond and municipal bond by the Committee on Uniform Securities Identification Procedures (CUSIP), which is established by the American Bankers Association.

Diversification—The practice of investing broadly across securities of a number of issuers to reduce risk.

Duration—A common gauge of the price sensitivity of a fixed income asset or portfolio to a change in interest rates.

Emerging Markets—Emerging markets are countries with relatively young stock and bond markets. Examples include Brazil and Thailand. Typically, emerging-markets investments have the potential for losses and gains larger than those of developed-market investments.

Expense Ratio—The Fund’s total annual operating expenses (including management fees, distribution (12b-1) fees and other expenses) expressed as a percentage of average net assets.

Family of Funds—A group of mutual funds, each typically with its own investment objective, managed and distributed by the same company.

GDR—GDR after the name of a holding stands for Global Depositary Receipt representing ownership of foreign securities. GDRs are issued by either U.S. or non-U.S. banking organizations.

Inception Date—The date on which the Fund commenced operations.

Investment Objective—The goal that an investor and mutual fund pursue together (e.g., current income, long-term capital growth, etc.)

Median Market Cap—An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

MSCI All Country World Index—The MSCI All Country World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. This unmanaged index does not reflect fees and expenses and is not available for direct investment.

MSCI All Country World Ex. U.S. (ND) Index—The MSCI All Country World Ex. U.S.is a free float-adjusted market capitalization weighted index that is designed to measure equity market performance in the global developed and emerging markets, excluding the United States. This unmanaged index does not reflect fees and expenses and is not available for direct investment.

MSCI EAFE (ND) Index—The MSCI EAFE (ND) Index is an unmanaged index generally representative of major overseas stock markets. This unmanaged index does not reflect fees and expenses and is not available for direct investment.

MSCI Emerging Markets (ND) Index—The MSCI Emerging Markets (ND) Index is a market capitalization weighted index of equity securities in more than 20 emerging market economies. This unmanaged index does not reflect fees and expenses and is not available for direct investment.

MSCI World (ND) Index—The MSCI World (ND) Index is a free float-adjusted market capitalization index that is designed to measure global developed market equity performance. This unmanaged index does not reflect fees and expenses and is not available for direct investment.

Net Asset Value (NAV)—The per share value of a mutual fund, determined by subtracting the fund’s liabilities from its assets and dividing by the number of shares outstanding. Mutual funds calculate their NAVs at least once each business day.

No-Load Fund—A mutual fund whose shares are sold without a sales commission and without a 12b-1 fee of more than 0.25% per year. Harbor funds are no-load.

Open-End Investment Company—The legal name for a mutual fund, indicating that it stands ready to redeem (buy back) its shares from investors on any business day. Harbor Funds is an open-end investment company.

Operating Expenses—Business costs paid from a fund’s assets before earnings are distributed to shareholders. These include management fees and 12b-1 fees and other expenses.

Portfolio Manager—A specialist employed by a mutual fund’s adviser or subadviser to invest the fund’s assets in accordance with predetermined investment objectives.

94

Glossary—Continued

Portfolio Turnover—A measure of the trading activity in a fund’s investment portfolio (how often securities are bought and sold by a fund). Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors).

Price to Book Ratio (P/B)—A ratio used to compare a stock’s market value to its book value. It is calculated by dividing the current closing price of the stock by the latest quarter’s book value. For a fund, the weighted average price/book ratio of the stocks it holds.

Price to Earnings Ratio (P/E)—The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the market expectations are for a company’s future growth.

Prospectus—The official document that describes a mutual fund to prospective investors. The prospectus contains information required by the SEC, such as investment objectives and policies, risks, services and fees.

Record Date—The date on which a shareholder must officially own shares in order to be entitled to a dividend.

Redemption Fee—Fee charged to shareholders by a mutual fund when they sell shares within a specified period after purchase. The time limit and size of fee vary among funds. The fee is paid to the fund, not the fund’s investment adviser. Its purpose is to protect long-term investors from the impact of short-term traders.

REITs (Real Estate Investment Trust)—REITs invest in real estate or loans secured by real estate and issue shares in such investments. A REIT is similar to a closed-end mutual fund.

Repurchase Agreement (Repo)—A form of short-term borrowing for dealers in government securities. The dealer sells the government securities to investors, usually on an overnight basis, and buys them back the following day. For the party selling the security (and agreeing to repurchase it in the future), it is a repo. For the party on the other end of the transaction (buying the security and agreeing to sell back in the future), it is a reverse repurchase agreement.

Risk/Reward (or Return)—The relationship between the degree of risk associated with an investment and its return potential. Typically, the higher the potential return of an investment, the greater the risk.

Russell 1000® Growth Index—The Russell 1000® Growth Index is an unmanaged index generally representative of the U.S. market for larger capitalization growth stocks. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell 1000® Growth Index and Russell® are trademarks of Russell Investments.

Russell 1000® Value Index—The Russell 1000® Value Index is an unmanaged index generally representative of the U.S. market for larger capitalization value stocks. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell 1000® Value Index and Russell® are trademarks of Russell Investments.

Russell 2000® Index—The Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000® Index is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2,000 of the smallest securities based on a combination of their market cap and current index membership. The Russell 2000® Index is constructed to provide a comprehensive and unbiased small-cap barometer and is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small-cap opportunity set. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell 3000® Index and Russell® are trademarks of Russell Investments.

Russell 2000® Growth Index—The Russell 2000® Growth Index is an unmanaged index representing the smallest 2,000 stocks with the highest price-to-book ratio and future earnings. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell 2000® Growth Index and Russell® are trademarks of Russell Investments.

Russell 2000® Value Index—The Russell 2000® Value Index is an unmanaged index representing the smallest 2,000 stocks with the lowest price-to-book ratio and future earnings. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell 2000® Value Index and Russell® are trademarks of Russell Investments.

Russell 3000® Index—The Russell 3000® Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market. The Russell 3000® Index is constructed to provide a comprehensive, unbiased and stable barometer of the broad market and is completely reconstituted annually to ensure new and growing equities are reflected. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell 3000® Index and Russell® are trademarks of Russell Investments.

95

Glossary—Continued

Russell 3000® Growth Index—The Russell 3000® Growth Index measures the performance of the broad growth segment of the U.S. equity universe. It includes those Russell 3000 companies with higher price-to-book ratios and higher forecasted growth values. The Russell 3000® Growth Index is constructed to provide a comprehensive, unbiased, and stable barometer of the broad growth market. The index is completely reconstituted annually to ensure new and growing equities are included and that the represented companies continue to reflect growth characteristics. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell 3000® Growth Index and Russell® are trademarks of Russell Investments.

Russell 3000® Value Index—The Russell 3000® Value Index measures the performance of the broad value segment of U.S. equity value universe. It includes those Russell 3000 companies with lower price-to-book ratios and lower forecasted growth values. The Russell 3000® Value Index is constructed to provide a comprehensive, unbiased, and stable barometer of the broad value market. The index is completely reconstituted annually to ensure new and growing equities are included and that the represented companies continue to reflect value characteristics. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell 3000® Value Index and Russell® are trademarks of Russell Investments.

Russell Midcap® Growth Index—The Russell Midcap® Growth Index is an unmanaged index generally representative of the U.S. market for medium capitalization growth stocks. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell Midcap® Growth Index and Russell® are trademarks of Russell Investments.

Russell Midcap® Value Index—The Russell Midcap® Value Index is an unmanaged index generally representative of the U.S. market for medium capitalization value stocks. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell Midcap® Value Index and Russell® are trademarks of Russell Investments.

S&P 500 Index—The S&P 500 Index is an unmanaged index generally representative of the U.S. stock market. This unmanaged index does not reflect fees and expenses and is not available for direct investment.

Statement of Additional Information (SAI)—The supplementary document to a prospectus that contains more detailed information about a mutual fund; also known as “Part B” of a fund’s registration statement.

TBAs—A term used to describe a forward mortgage-backed securities trade. Pass-through securities issued by Freddie Mac, Fannie Mae and Ginnie Mae trade in the TBA market. The term TBA is derived from the fact that the actual mortgage- backed security that will be delivered to fulfill a TBA trade is not designated at the time the trade is made. The securities are “to be announced” 48 hours prior to the established trade settlement date.

Treasury Inflation-Protected Securities (TIPS)—TIPS are securities in which the principal amount is adjusted for inflation and interest payments are applied to the inflation-adjusted principal.

Top-Down Equity Management Style—Investment style that begins with an assessment of the overall economic environment and makes a general asset allocation decision regarding various sectors of the financial markets and various industries.

Total Return—Return on an investment over a specified period, including price appreciation (or depreciation) plus any income, expressed as an average annual compound of return.

Weighted Average Duration—Duration is a time measure of a bond’s interest-rate sensitivity, based on the weighted average of the time periods over which a bond’s cash flows accrue to the bondholder. Time periods are weighted by multiplying by the present value of its cash flow divided by the bond’s price. (A bond’s cash flows consist of coupon payments and repayment of capital.) A bond’s duration will almost always be shorter than its maturity, with the exception of zero-coupon bonds, for which maturity and duration are equal.

Weighted Average Maturity—The average length of time until principal must be repaid for all bonds in a mutual fund portfolio on a dollar weighted basis.

Yield—A measure of net income (dividends and interest) earned by the securities in the fund’s portfolio less fund expenses during a specified period. A fund’s yield is expressed as a percentage of the maximum offering price per share on a specified date.

Yield to Maturity—The term used to describe the rate of return an investor will receive if a long-term, interest-bearing security, such as a bond, is held to its maturity date. Yield to maturity is greater than the coupon rate if the bond is selling at a discount and less than the coupon rate if it is selling at a premium.

96

111 South Wacker Drive, 34th Floor	Chicago, IL 60606-4302	800-422-1050	harborfunds.com

Trustees & Officers

David G. Van Hooser

Chairman, President & Trustee

Scott M. Amero

Trustee

Raymond J. Ball

Trustee

Donna J. Dean

Trustee

Randall A. Hack

Trustee

Robert Kasdin

Trustee

Rodger F. Smith

Trustee

Ann M. Spruill

Trustee

Charles F. McCain

Chief Compliance Officer

Anmarie S. Kolinski

Treasurer

Erik D. Ojala

Vice President, Secretary & AML Compliance Officer

Brian L. Collins

Vice President

Charles P. Ragusa

Vice President

Jodie L. Crotteau

Assistant Secretary

Susan A. DeRoche

Assistant Secretary

John M. Paral

Assistant Treasurer

Investment Adviser

Harbor Capital Advisors, Inc.

111 South Wacker Drive

34th Floor

Chicago, IL 60606-4302

312-443-4400

Distributor & Principal Underwriter

Harbor Funds Distributors, Inc.

111 South Wacker Drive

34th Floor

Chicago, IL 60606-4302

312-443-4600

Shareholder Servicing Agent

Harbor Services Group, Inc.

P.O. Box 804660

Chicago, IL 60680-4108

800-422-1050

Custodian

State Street Bank & Trust Company

State Street Financial Center

1 Lincoln Street

Boston, MA 02111-2900

FD.SAR.TR.0415

ITEM 2 – CODE OF ETHICS

Not applicable.

ITEM 3 – AUDIT COMMITTEE FINANCIAL EXPERT

Not applicable.

ITEM 4 – PRINCIPAL ACCOUNTANT FEES AND SERVICES

Not applicable.

ITEM 5 – AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable.

ITEM 6 – INVESTMENTS

(a)	The Registrant has elected to include the schedule of investments in securities of unaffiliated issuers as part of the report to shareholders filed under Item 1 of this report on Form N-CSR.

(b)	Not applicable.

ITEM 7 – DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8 – PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9 – PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable.

ITEM 10 – SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees since the date of the Registrant’s prior report on Form N-CSR.

ITEM 11 – CONTROLS AND PROCEDURES

(a)	The Registrant’s Principal Executive and Principal Financial Officers concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act) are effective, based on the evaluation of these disclosure controls and procedures as of a date within 90 days of the filing of this report.

(b)	There was no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12 – EXHIBITS

(a)	A separate certification for each principal executive officer and principal financial officer of the Registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) is attached hereto.

(b)	Certification as required by Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) is attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed this 24th day of June, 2015 on its behalf by the undersigned, thereunto duly authorized.

HARBOR FUNDS

By:	/s/ David G. Van Hooser
David G. Van Hooser
Chairman, President and Trustee
(Principal Executive Officer)

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ David G. Van Hooser	Chairman, President and Trustee	June 24, 2015
	David G. Van Hooser	(Principal Executive Officer)

By:	/s/ Anmarie S. Kolinski	Treasurer (Principal Financial	June 24, 2015
	Anmarie S. Kolinski	and Accounting Officer)

Exhibit Index

Number	Description

99.CERT1	Certification for each principal executive officer and principal financial officer of the Registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)).

99.CERT2	Certification for each principal executive officer and principal financial officer of the Registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)).

99.906CERT	Certification as required by Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350).